UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Eric Wietsma

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 9/30/2015

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, the market environment during 2015 thus far underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes.”

September 30, 2015

The return of market volatility challenges retirement investors

Welcome to the MassMutual Select Funds Annual Report, covering the nine months ended September 30, 2015 (the “fiscal period”). Stocks here and abroad lost ground during the fiscal period, but high-quality U.S. bonds advanced. Economic weakness in Europe and China, low oil prices, a strong dollar, and other factors contributed to an unsettled investing environment. While the market volatility that re-emerged in the fiscal period presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the market environment in 2015 thus far underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes. We also believe retirement investors are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long run. Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Keep investing. Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. Our view is that changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Eric Wietsma

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

September 30, 2015

Stocks down in a period of economic weakness abroad and low oil prices

Stock indexes across the globe declined in a volatile market environment during the nine months ended September 30, 2015 (the “fiscal period”). High-quality U.S. bonds advanced, as many investors sought cover in the traditionally safer investments amid the market choppiness. Economic events and issues in Europe and China, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (the “Fed”) occupied the attention of investors and impacted markets throughout the fiscal period.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing the federal funds rate. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates. As a result, short-term interest rates continued at historically low levels, with the Fed maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008.

Slowing economic growth and falling demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 in mid-March. Oil gushed as high as $61.36 in June, but eventually dropped to $38.22 in the late-August market turmoil and finished the fiscal period at $45.06. U.S. retail gasoline prices drove a similar road and gave drivers the lowest gas prices in nearly five years. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the fiscal period and finished at $1,114.00.

Market performance

Investors in U.S. and foreign stocks found little refuge during the fiscal period, as companies large and small across many industries struggled to find their footing in the challenging market environment. The strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. The technology-focused NASDAQ Composite® Index fell 1.61%, the S&P 500® Index of large-capitalization U.S. stocks lost 5.29%, the blue-chip Dow Jones Industrial AverageSM shed 6.95%, and the Russell 2000® Index of small-capitalization stocks declined 7.73%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 5.28%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 15.47%.*

Bonds rewarded investors during the fiscal period, with the Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade bond performance, rising 1.13%. The performance of shorter-term debt investments reflected the unrelenting low interest rate environment, and the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 1.01%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.01%. The impact of lower oil prices on energy companies during the fiscal period worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 2.45% for the fiscal period.*

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

As the third quarter of 2015 (and the fiscal year) drew to a close, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world, and the ongoing impact of the economic malaise of China, Europe, and the emerging markets on the investing environment were among the topics on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities. The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned 0.79%, underperforming the 1.13% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 1.97%, trailing the 2.94% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the Fund’s emphasis on asset-backed securities (ABS) focused on government-guaranteed student loans hampered performance, as such bonds were weighed down by concerns about potential downgrades by Moody’s to loans that could fail to repay by their final maturity date (as a result of new income-based repayment plans). Although principal and interest payments on these loans remain guaranteed by the full faith and credit of the U.S. government, uncertainty surrounding the potential downgrade drove down prices of bonds in this group. Additionally, the Fund’s defensive position with regard to the movement of interest rates detracted from returns, as U.S. Treasury rates generally fell during the period.

Underweight positioning in the lagging investment-grade bond sector, particularly in poorly performing sovereign and industrial bonds, benefited the Fund’s performance, relative to the benchmark, for the period. Non-agency mortgage-backed securities (MBS), particularly those backed by alt-a and subprime collateral, also added to the Fund’s relative performance, as pricing in these bonds continuing to improve on better fundamentals, such as increased prepayment activity and reduced delinquencies.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The Fund’s derivative positions modestly contributed to performance for the period.

Subadviser outlook

Recent heightened volatility in equity markets is indicative, in our view, of end-of-cycle dynamics, which we believe may warrant a defensive and selective investment strategy. Although economic growth in the U.S. continued in the past year, there are potential challenges facing growth, particularly ongoing weakness overseas. As a consequence, the Federal Reserve remains on hold with regard to interest rate policy, and low inflation continues to be an additional concern. As such, the Fund’s positioning remains cautious, with holdings focused on higher-quality, less-cyclical holdings. Meanwhile, we also expect to maintain the Fund’s defensive positioning with regard to overall sensitivity to interest rates

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

U.S. Government Agency Obligations and Instrumentalities	28.2%
Non-U.S. Government Agency Obligations	25.6%
U.S. Treasury Obligations	23.7%
Corporate Debt	23.1%
Municipal Obligations	1.9%

Total Long-Term Investments	102.5%
Short-Term Investments and Other Assets and Liabilities	(2.5)%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class I, Class R5, Service Class, Administrative Class, Class R4, Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 7/6/10 - 9/30/15
Class I	2.01%	2.86%	3.57%
Class R5	1.97%	2.72%	3.42%
Service Class	1.74%	2.60%	3.31%
Administrative Class	1.74%	2.51%	3.22%
Class R4	1.60%	2.39%	3.11%
Class R3	1.27%	2.14%	2.85%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	3.45%

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class A, Class A (sales load deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class A	1.39%	2.02%
Class A (sales load deducted)*	-3.43%	-1.23%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned 0.62%, underperforming the 1.13% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 1.98%, trailing the 2.94% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the Fund’s exposure to bonds from emerging markets was the largest detractor from performance in an investment environment filled with concerns over slowing global growth, lower commodity prices, and competitive devaluations. The Fund’s high-yield bond allocation also lost value, as investor sentiment declined along with commodity and energy prices. The Fund had a limited exposure to Treasury inflation-protected securities (TIPS) for diversification and as a hedge against unexpected inflation, which also detracted from performance during the period, as market inflation expectations declined and key inflation measures generally remained subdued.

The largest contributor to the Fund’s performance during the period was its strategic positioning in bonds of different maturities, which benefited as yields of longer-term securities fell (and prices rose). Additional contributors to performance included the Fund’s non-agency and agency mortgage-backed security (MBS), which benefited from price appreciation and improving demand. (Non-agency MBS are issued by private institutions that are not backed by government-sponsored entities. “Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Finally, the Fund’s non-U.S. dollar exposure helped performance, as the dollar strengthened significantly relative to the yen, euro and other currencies.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Overall, the Fund’s use of derivatives had a positive impact on performance during the period.

Subadviser outlook

Market volatility has risen sharply and the potential risks to a fragile global recovery are not insignificant. The Fund’s focus remains on longer-term fundamentals with diversified strategies to help manage risk. The Fund remains invested in the corporate bond sectors and other non-Treasury bonds, taking advantage of attractive valuations and making strategic moves opportunistically as valuations change and to mitigate downside risks.

Global growth has downshifted and the optimism that surrounded global growth prospects three months ago seems to have dissipated. While we acknowledge this shift, we still expect the global economic recovery – although fragile – to continue. Accommodative monetary policy throughout the world, a key ingredient in the global economic recovery, has the potential to persist or even accelerate, in our view. We anticipate occasional bouts of market volatility to continue, but our belief is that markets may have been overly pessimistic regarding growth prospects in recent months, and were also overly optimistic earlier in the year.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Corporate Debt	30.2%
U.S. Government Agency Obligations and Instrumentalities	21.2%
Non-U.S. Government Agency Obligations	19.2%
U.S. Treasury Obligations	12.5%
Sovereign Debt Obligations	7.3%
Bank Loans	3.1%
Municipal Obligations	0.1%
Preferred Stock	0.1%
Purchased Options	0.0%

Total Long-Term Investments	93.7%
Short-Term Investments and Other Assets and Liabilities	6.3%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	1.98%	4.14%	4.84%
Service Class	1.94%	4.07%	4.79%
Administrative Class	1.69%	3.91%	4.66%
Class A	1.52%	3.66%	4.40%
Class A (sales load deducted)*	-3.31%	2.66%	3.90%
Class R3	1.28%	3.40%	4.09%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class I, Class R4, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	2.13%	3.35%
Class R4	1.60%	2.86%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 40% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 60% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -7.98%, outpacing the -8.96% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -3.98%, outperforming the -4.42% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the performance of the Brandywine Global component of the Fund benefited from larger-capitalization and higher-quality holdings, such as tobacco giant Altria and diversified health care company UnitedHealth Group, which outperformed, particularly when lower-quality and smaller companies experienced an abrupt reversal and fell sharply in the third quarter. In addition, struggles within the energy sector persisted, with weakness in the price of oil having a major impact on revenue and growth projections. Consequently, Brandywine Global eliminated component holdings such as Chevron – an American multinational energy corporation – on low momentum, which proved beneficial on a relative basis, as these companies continued to underperform the broader market. The Brandywine Global component also benefited from its overweight position, relative to the benchmark, in the refiner subsector from additions like HollyFrontier, which is less impacted by the drop in the price of oil and one of the few energy industries with positive performance during the period. Holding underweight stakes in precious metals, copper, and iron ore within the materials sector also benefited the Brandywine Global component, as did strong stock selection within the poorly performing technology and industrials sectors.

Within the Loomis Sayles component of the Fund, holdings in the health care, consumer staples, and materials sectors contributed meaningfully to absolute performance for the nine months ended September 30, 2015. Stock selection was also strong within these sectors. The Loomis Sayles component’s investments in the financials and industrials sectors weighed the most on returns. In terms of specific Loomis Sayles component holdings, the strongest contributors included Vulcan Materials, Eli Lilly, and UnitedHealth Group. Vulcan Materials, a producer of construction aggregates, benefited from strengthening U.S. residential and non-residential construction. Pharmaceutical company Eli Lilly outperformed due to strong new product launches in its diabetes and oncology franchises. Managed care company UnitedHealth excelled due to stronger-than-expected earnings and an improving growth outlook. Conversely, Marathon Oil, Chevron, and Viacom detracted the most from performance. Not surprisingly, two of the bottom three performers were energy companies (Marathon and Chevron), which suffered as oil prices declined drastically. Disappointing domestic advertising results, coupled with a broad downdraft in the media market segment, drove down the stock of entertainment content company Viacom.

Subadviser outlook

When selecting investments for its component of the Fund, Brandywine Global looks for a balance between a pro-cyclical sector bias for up markets and a higher-quality tilt as a cushion in down markets. We believe the inherent higher-quality tilt of the Brandywine Global component could continue to provide a safety net if markets remain weak for the rest of the year. If markets

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

recover after the recent correction, however, the Brandywine Global component’s pro-cyclical bias – with overweight positions in technology and industrials stocks and underweight stakes in utilities and consumer staples stocks – may offer upside potential.

Investors are unsure whether the Federal Reserve (the “Fed”) will raise rates by year-end 2015, early 2016, or at some other time. Loomis Sayles believes the Fed will hike rates at a very deliberate pace once increases start, and expects stock investors to take policy actions in stride. We also believe energy earnings may continue to drag on U.S. aggregate earnings in 2016, but that healthy earnings growth outside that sector could continue. We continue to focus on security selection, and believe potential risks in the future include reversing global economic fundamentals, commodity price swings, volatility related to U.S. rate increases, and geopolitics.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Apple, Inc.	3.8%
Microsoft Corp.	3.3%
JP Morgan Chase & Co.	3.2%
Wells Fargo & Co.	3.0%
General Electric Co.	2.2%
Pfizer, Inc.	2.2%
Bank of America Corp.	2.2%
Exxon Mobil Corp.	2.0%
Merck & Co., Inc.	1.9%
UnitedHealth Group, Inc.	1.8%

25.6%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	26.8%
Consumer, Non-cyclical	19.0%
Industrial	12.9%
Technology	11.6%
Communications	7.1%
Consumer, Cyclical	7.0%
Energy	6.7%
Utilities	3.1%
Basic Materials	2.8%
Mutual Funds	1.7%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-3.98%	12.88%	4.82%
Service Class	-4.13%	12.74%	4.71%
Administrative Class	-4.18%	12.64%	4.60%
Class A	-4.49%	12.31%	4.30%
Class A (sales load deducted)*	-9.98%	10.99%	3.68%
Class R3	-4.58%	12.03%	4.00%
Russell 1000 Value Index	-4.42%	12.29%	5.71%

Hypothetical Investments in MassMutual Select Diversified Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-3.89%	0.37%
Class R4	-4.30%	-0.05%
Russell 1000 Value Index	-4.42%	0.17%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -8.10%, slightly outpacing the -8.96% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -3.84%, ahead of the -4.42% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, security selection within the consumer staples, consumer discretionary, and information technology sectors contributed to the Fund’s performance, relative to the benchmark. This favorable result, however, was partially offset by weaker stock selection within the health care and energy sectors. The Fund’s underweight allocation, relative to the benchmark, to the lagging energy sector and an overweight allocation to the consumer discretionary sector also aided relative results.

Top contributors to the Fund’s relative results included Fund holdings Kraft Foods (consumer staples) and Norwegian Cruise Lines (consumer discretionary). Shares of Kraft Foods moved up strongly on news of the company’s merger with Heinz. Norwegian Cruise Lines rose on strong performance results and earnings growth supported by high occupancy and favorable supply/demand dynamics.

Fund holdings in the energy sector that were top detractors from benchmark-relative performance included Southwestern Energy and Marathon Oil. The oil sector saw its sharpest sell-off in three years following OPEC’s decision not to cut production amid declining oil prices, and this unfavorable supply/demand backdrop weighed on both companies. Southwestern Energy, a natural gas-focused exploration and production company, declined due to disappointing third-quarter earnings and negative sentiment around the company’s recent acquisition of acreage in the Marcellus and Utica basins. Marathon Oil, an American exploration and production company, underperformed after reporting third-quarter earnings that were below consensus estimates and revealed the company’s higher production volumes were offset by the impact of lower prices.

Subadviser outlook

Looking ahead, we are conscious that volatility could remain elevated due to concerns about global growth. The market is focused on growth in China, where the government is applying a variety of stimulus measures in an effort to counteract the economic slowdown. Weakness has become apparent in emerging markets as well, and we have also seen effects of that challenging environment on export data from Germany. Our view is that this may foreshadow challenges for Europe on a broader basis. We also believe that geopolitical risk has also likely increased with uncertainty in the Middle East.

Despite the challenges, we believe there is likely to be modest growth in the United States, which may improve as we work through excess inventories in the energy and industrials sectors. Our view is that the self-correcting nature of energy markets could take hold within the next 12-18 months and provide members of the sector with a reprieve. In the meantime, our view is that U.S. consumer trends are likely to remain solid, and have the potential to buoy economic activity in other parts of the economy.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Wells Fargo & Co.	4.1%
JP Morgan Chase & Co.	3.9%
Cisco Systems, Inc.	3.3%
Merck & Co., Inc.	2.5%
Citigroup, Inc.	2.5%
Microsoft Corp.	2.5%
PNC Financial Services Group, Inc.	2.3%
Intel Corp.	2.1%
General Electric Co.	1.9%
Chevron Corp.	1.7%

26.8%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	26.7%
Consumer, Non-cyclical	17.5%
Consumer, Cyclical	11.1%
Communications	10.1%
Industrial	9.8%
Energy	9.7%
Technology	7.7%
Utilities	3.4%
Basic Materials	3.0%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-3.84%	11.31%	6.69%
Service Class	-3.93%	11.23%	6.64%
Administrative Class	-4.02%	11.08%	6.48%
Class A	-4.20%	10.82%	6.22%
Class A (sales load deducted)*	-9.71%	9.52%	5.59%
Class R3	-4.36%	10.52%	5.92%
Russell 1000 Value Index	-4.42%	12.29%	5.71%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/15/10 - 9/30/15
Class I	-3.71%	10.80%
Russell 1000 Value Index	-4.42%	11.60%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R4 and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-4.08%	0.04%
Russell 1000 Value Index	-4.42%	0.17%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management) which was responsible for approximately 56% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which managed approximately 44% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -7.92%, outpacing the -8.96% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -6.02%, trailing the -4.42% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Huber Capital Management component of the Fund, the greatest contributors to performance, relative to the benchmark, for the nine months ended September 30, 2015 were holdings in the consumer discretionary, financial services, and producer durables sectors – whereas the principal detractors were holdings in the materials and processing and energy sectors. Sector positioning had a minimal impact on the Huber Capital Management component’s performance. Within consumer discretionary, Huber Capital Management component holding Herbalife – a manufacturer and distributor of nutrition supplements, weight management, sports nutrition, and personal-care products – continued to outperform. Within financial services, insurance company CNO Financial Group was the holding that was the top contributor to performance, relative to the benchmark, as the company continued its transformation to becoming a more profitable business. In producer durables, defense manufacturer Northrup Grumman was another holding that executed strongly. Conversely, within materials and processing, aluminum producer Alcoa and specialty metals manufacturer Carpenter Technology were two holdings that were both negatively affected by commodity prices. One underperforming holding in the energy sector was Ensco, a U.K.-based multinational oil and gas services company whose shares fell on the declining price of oil and an unexpected dividend cut.

For the Barrow Hanley component of the Fund, stock selection in the energy, materials, and industrials sectors were the greatest contributors to performance for the nine months ended September 30, 2015. Within the energy sector, Phillips 66, a multinational energy company based in Texas, was a Barrow Hanley component holding that outperformed the benchmark. Within materials, Barrow Hanley component holding CRH – the parent company for an international group of diversified building materials businesses – performed well. Finally, in the industrials sector, holdings that outperformed including defense contractor Raytheon and General Dynamics, a global aerospace and defense company. Conversely, the Barrow Hanley component’s allocation and stock selection within the financials and health care sectors detracted from the performance during the nine-month period.

Subadviser outlook

In Huber Capital Management’s view, the dispersion in valuation between the most and least expensive stocks has widened to historic levels due to the sustained period of price momentum in the equity market. Correspondingly, we believe that value investment opportunities have become even more attractive, as stock prices have lagged tangible operational improvements in many companies. History suggests market trends such as price momentum do not persist, so Huber Capital Management

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

continues to invest in what we believe are high-quality companies whose valuations do not reflect their true earnings potential. We believe that such investments may offer superior risk-adjusted returns over a full business cycle.

Despite the Chinese economic slowdown and currency and commodity price gyrations, Barrow Hanley believes the U.S. remains on solid economic footing, as low unemployment, record personal income, and a strong housing market have provided an additional boost to the domestic economy. Our view is that the recent stock market correction and other events have the potential to create opportunities for patient, long-term active investors like Barrow Hanley.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Pfizer, Inc.	4.3%
JP Morgan Chase & Co.	4.1%
CNO Financial Group, Inc.	4.1%
Bank of America Corp.	4.0%
KBR, Inc.	3.3%
Philip Morris International, Inc.	3.3%
Merck & Co., Inc.	3.3%
Microsoft Corp.	3.0%
Eli Lilly & Co.	2.8%
Citigroup, Inc.	2.7%

34.9%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	24.7%
Consumer, Non-cyclical	21.9%
Industrial	16.1%
Technology	8.6%
Energy	8.4%
Consumer, Cyclical	7.3%
Communications	5.3%
Mutual Funds	4.2%
Utilities	4.0%
Basic Materials	3.6%

Total Long-Term Investments	104.1%
Short-Term Investments and Other Assets and Liabilities	(4.1)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-6.02%	8.39%	4.22%
Service Class	-6.25%	8.28%	4.12%
Administrative Class	-6.24%	8.14%	3.98%
Class A	-6.58%	7.87%	3.71%
Class A (sales load deducted)*	-11.95%	6.60%	3.10%
Class R3	-6.67%	7.60%	3.44%
Russell 1000 Value Index	-4.42%	12.29%	5.71%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-6.08%	-3.45%
Class R4	-6.39%	-3.86%
Russell 1000 Value Index	-4.42%	0.17%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the nine months and year ended September 30, 2015?**

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -5.44%, trailing the -5.29% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -0.81%, underperforming the -0.61% return of the Index.

**	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the nine months ended September 30, 2015, from a sector perspective, consumer discretionary and consumer staples were the best-performing sectors in the Index, whereas energy and materials were the worst-performing sectors.

U.S. large-cap stocks were basically flat over the first quarter of 2015, with elevated levels of volatility. After the March Federal Open Market Committee (FOMC) meeting, the market and the Federal Reserve (the “Fed”) began signaling for rate hikes beginning in September.

In the second quarter, the uncertainty surrounding a possible Greek exit from the euro zone weighed on markets around the globe, with most markets making little or no progress during the quarter. While the damage to U.S. markets was modest, Greece’s failure to make a scheduled International Monetary Fund payment and the subsequent “no” vote in the referendum caused market volatility to increase significantly. U.S. economic growth slowed, and the U.S. dollar retreated versus the euro and the British pound.

Domestic equities, including large-cap stocks, experienced negative returns in the third quarter, with volatility rising in August. Three events in particular were drivers of the heightened volatility: China’s stock market crash, global growth concerns, and the Fed’s indecision on raising rates. The end of the Chinese stock market’s bull run prompted the country’s government to devalue the yuan in an effort to drive the economy and the market up, despite indicators of weaker growth in China. The strong dollar abroad negatively impacted sectors with a greater reliance on non-U.S. revenues. The Fed did not raise rates at its September meeting, and Fed officials seemed generally less inclined to raise rates in 2015 than had been expected. The U.S. stock market responded negatively to the lack of definitive direction, and stocks of all sizes declined further to finish the quarter.

Subadviser outlook

Our overall view on the U.S. equity market is positive, and we believe global growth is likely to stay within a moderate channel. Our expectations for a strong upside breakout in any specific region are low. However, because the U.S. has relatively better longer-term growth prospects and the Fed is the furthest along in its monetary policy engagements, we expect there may be further dollar strength, which may help drive U.S. assets overall.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

We believe various factors, such as Fed policy, oil prices, and global growth, among others, will likely continue to play an influential role in the direction the equity markets take in the immediate environment. We don’t manage the Fund according to a given outlook for the equity markets or the economy in general, because we’re managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/15

Apple, Inc.	3.6%
Microsoft Corp.	2.0%
Exxon Mobil Corp.	1.8%
Johnson & Johnson	1.5%
General Electric Co.	1.5%
Berkshire Hathaway, Inc. Class B	1.4%
Wells Fargo & Co.	1.4%
JP Morgan Chase & Co.	1.3%
Facebook, Inc. Class A	1.2%
AT&T, Inc.	1.2%

16.9%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	24.2%
Financial	15.8%
Communications	13.0%
Technology	12.5%
Consumer, Cyclical	10.5%
Industrial	9.4%
Energy	6.8%
Utilities	3.1%
Basic Materials	2.5%
Diversified	0.0%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class R5, Service Class, Administrative Class, Class R4, Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-0.81%	13.10%	6.58%
Service Class	-1.02%	12.87%	6.36%
Administrative Class	-1.09%	12.82%	6.32%
Class R4	-1.19%	12.62%	6.12%
Class R3	-1.48%	12.29%	5.81%
S&P 500 Index	-0.61%	13.34%	6.80%

Hypothetical Investments in MM S&P 500 Index Fund Class I and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 12/7/11 - 9/30/15
Class I	-0.71%	14.00%
S&P 500 Index	-0.61%	14.11%

Hypothetical Investments in MM S&P 500 Index Fund Class A, Class A (sales load deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class A	-1.34%	3.06%
Class A (sales load deducted)*	-7.01%	-0.92%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s R5 shares returned -13.91%, substantially underperforming the -5.24% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -8.80%, underperforming, by a wide margin, the -0.61% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, none of the sectors in which the Fund invested delivered a positive absolute return. The technology sector lost the least amount of value, which included top Fund holdings payment systems company Visa, software maker Microsoft, and media device designer and manufacturer Apple. The Fund’s technology sector holdings also delivered the best results for the period, relative to the benchmark.

Fund holdings in materials and consumer discretionary stocks were the largest detractors from relative performance for the period, with Glencore, a Fund holding in materials that is a Swiss commodity trading and mining company that lost share price due to weaker-than-expected demand for copper in China, making the most significant negative impact on Fund returns. The Fund’s positions in American multimedia corporation Tribune Media and luxury men’s and women’s clothier Ralph Lauren were the next-largest detractors. The Fund sold its position in Ralph Lauren during the reporting period. The financials sector also hampered returns. Of the seven Fund holdings in financials, only multinational insurance corporation American International Group delivered a positive return. Global investment firm Franklin Resources, and BlackRock, the world’s largest asset manager, produced the sector’s largest negative returns.

Turning to the positive, the best-performing Fund holding was Amazon, the electronic commerce giant whose investors reacted positively to results from Amazon Web Services, which posted double-digit operating margins in the first quarter and margins greater than 20% in the second. The next-best results came from technology companies Apple and Visa.

Subadviser outlook

While we have seen some economic progress, uncertainty still abounds. The Federal Reserve will likely raise interest rates eventually, with consequences yet unknown; and issues in China could have significant implications for economies around the world. However, instead of guessing about the future, we continue to focus on the fundamentals of the companies in which the Fund invests as we stay prepared for the unexpected. Market volatility is a natural part of the investing scenario, and as share prices have fallen aggressively in this current environment, our view is that there could be a great opportunity for long-term investors to buy quality businesses at lower prices.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Wells Fargo & Co.	7.5%
American International Group, Inc.	7.4%
Intel Corp.	7.3%
General Motors Co.	6.6%
JP Morgan Chase & Co.	5.8%
Microsoft Corp.	5.7%
Aon PLC	5.4%
BlackRock, Inc.	4.7%
CBRE Group, Inc.	4.6%
Tiffany & Co.	4.3%

59.3%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	37.8%
Technology	19.2%
Consumer, Cyclical	13.5%
Industrial	8.2%
Energy	7.3%
Communications	5.6%
Basic Materials	2.2%

Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-8.80%	12.85%	8.56%
Service Class	-8.95%	12.73%	8.45%
Administrative Class	-9.00%	12.58%	8.30%
Class A	-9.22%	12.30%	8.03%
Class A (sales load deducted)*	-14.44%	10.98%	7.39%
Class R3	-9.38%	12.00%	7.72%
Russell 1000 Index	-0.61%	13.42%	6.95%

Hypothetical Investments in MassMutual Select Focused Value Fund Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/15/10 - 9/30/15
Class I	-8.71%	11.43%
Russell 1000 Index	-0.61%	12.55%

Hypothetical Investments in MassMutual Select Focused Value Fund Class R4 and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-9.13%	-1.99%
Russell 1000 Index	-0.61%	3.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s R5 shares returned -1.71%, trailing the -1.54% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 3.24%, modestly exceeding the 3.17% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, weak stock selection within the information technology sector hampered the Fund’s performance, but positive results came from favorable stock selection within the consumer discretionary and industrials sectors. In addition, underweight positioning, relative to the benchmark, in the lagging industrials and materials sectors also aided the Fund’s benchmark-relative results.

Top detractors from relative performance included two Fund holdings in the information technology sector, Oracle and Western Digital. Global computer technology corporation Oracle was affected by foreign exchange challenges and expenses related to building out its cloud business, and the company’s shares declined due to several quarters of revenues and operating margins that were below consensus estimates. Shares of Western Digital, a computer data storage company, pulled back in the first quarter of 2015 on concerns over weakening demand for hard disk drives. The Fund exited the position during the period.

Top contributors to the Fund’s relative performance included Fund holdings Altera (information technology) and O’Reilly Automotive (consumer discretionary). Altera, a semiconductor company that creates custom programmable chips, agreed to be acquired by Intel. Altera’s stock rose on speculation of the deal in the months preceding the announcement – and advanced further when Intel offered a significant premium for the company. The Fund trimmed its position following the stock’s advance, but continued to hold a small stake as of the end of the period. Shares of O’Reilly Automotive, a retailer of auto parts, rose more than 60% during the period. The company benefited from lower fuel prices and the strengthening U.S. economy, which increased the number of miles driven by American consumers and led to the faster deterioration of car parts and stronger sales of replacement parts.

Subadviser outlook

The Fund continues to seek to build a balanced portfolio that provides shareholders with exposure to what Fund management regards as an attractive combination of growth, quality, and valuation characteristics based on our proprietary forecasts. While our view is that the risk/reward of the investment universe may be less attractive today than it was several years ago, we continue to find compelling areas of opportunity for the Fund.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/15

Apple, Inc.	5.6%
Alphabet, Inc. Class C	4.5%
Oracle Corp.	3.0%
Amazon.com, Inc.	2.9%
Microsoft Corp.	2.9%
The Home Depot, Inc.	2.7%
Facebook, Inc. Class A	2.6%
Gilead Sciences, Inc.	2.2%
Visa, Inc. Class A	2.0%
Comcast Corp. Class A	1.9%

30.3%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	30.9%
Communications	20.3%
Technology	19.3%
Consumer, Cyclical	16.9%
Financial	5.2%
Industrial	5.0%
Basic Materials	0.6%
Mutual Funds	0.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	3.24%	13.43%	8.93%
Service Class	3.16%	13.34%	8.82%
Administrative Class	3.09%	13.17%	8.69%
Class A	2.77%	12.88%	8.39%
Class A (sales load deducted)*	-3.14%	11.55%	7.75%
Class R3	2.54%	12.56%	8.06%
Russell 1000 Growth Index	3.17%	14.47%	8.09%

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class I, Class R4, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	3.32%	5.68%
Class R4	2.91%	5.27%
Russell 1000 Growth Index	3.17%	6.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 70% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was added as a co-subadviser to the Fund on January 9, 2015, and managed approximately 30% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned 0.81%, outpacing the -1.54% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also outperformed the -5.29% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 5.11%, ahead of both the 3.17% return of the benchmark and the -0.61% return of the S&P 500 Index.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, stock selection by T. Rowe Price for its component of the Fund boosted relative results, while its sector allocation detracted. Consumer discretionary was the strongest-performing sector due to both favorable stock selection and a beneficial overweight position, relative to the benchmark, led by component holding Amazon. The Internet company’s core retail business has had increased revenue and continues to maintain its dominant e-commerce presence. T. Rowe Price component holdings Netflix and Starbucks were also top contributors from the sector during the period. An overweight allocation and strong stock choices combined to make health care another top contributor, led by holdings Pharmacyclics and Valeant Pharmaceuticals. On the downside, consumer staples was an area of relative weakness, due to stock choices and a detrimental underweight position, which worked against relative returns when the sector outperformed the benchmark. T. Rowe Price component holding Walgreens hampered relative performance. In addition, T. Rowe Price component holdings in the financials sector failed to keep pace with their benchmark peers, leading the sector to be the largest relative detractor. T. Rowe Price component holding Morgan Stanley declined early in the year on disappointing earnings results and news that the Justice Department was examining the bank’s sales of mortgage securities that occurred before the financial crisis of 2008-2009.

In the Loomis Sayles component of the Fund from January 9 through September 30, 2015, stock selection in the consumer discretionary and financials sectors and investments in the information technology and industrials sectors contributed to relative returns. With respect to individual Loomis Sayles component holdings, online retailer Amazon was a top contributor, with its strong revenue and cash flow growth and better-than-expected margins. Social media giant Facebook also delivered strong results in key fundamentals such as revenue growth, market share gains, and cash flow. Conversely, stock selection in the information technology and health care sectors and allocation to energy detracted from relative returns. On a stock-specific basis, Loomis Sayles component holding Qualcomm, a mobile device chip designer and manufacturer, came under pressure due to near-term slowdowns in both its licensing and chipset businesses. In addition, although near-term market concerns negatively impacted its share price, China-based e-commerce company Alibaba reported fundamentally strong results during the period, with the company’s gross merchandise value increasing at a rate well above the growth rate of Chinese retail commerce. Loomis Sayles took advantage of the price weakness during the period to add to both of these underperforming positions in its Fund component.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As we move into the fourth quarter of 2015, T. Rowe Price believes the possibility of a China-led global slowdown and a rise in U.S. interest rates remain the key risk factors. Uncertainty about these two events has created extraordinary market volatility, and we were not surprised to see a market pullback following several years of significant gains that pushed stock valuations to above-average levels. Going forward, we plan to keep a close eye on developments in China, which has accounted for a large proportion of recent growth in both the global economy and the profits of many multinational firms. With sentiment mixed as to whether the Federal Reserve (the “Fed”) will raise interest rates this year, we will carefully watch monthly payroll numbers to help gain insight into the future direction of Fed monetary policy.

The Loomis Sayles investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of our process leads to lower turnover, and sector positioning is the result of stock selection. As of September 30, 2015, the Loomis Sayles component held overweight positions in the information technology, consumer staples, and energy sectors – and underweight stakes in the consumer discretionary, industrials, health care, and financials sectors. The Loomis Sayles component had no holdings in the telecommunication services and utilities sectors.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/15

Amazon.com, Inc.	6.2%
Facebook, Inc. Class A	4.0%
Visa, Inc. Class A	3.5%
Alphabet, Inc. Class C	3.5%
Alphabet, Inc. Class A	2.6%
The Priceline Group, Inc.	2.5%
Danaher Corp.	2.2%
Microsoft Corp.	2.1%
MasterCard, Inc. Class A	1.9%
Allergan PLC	1.6%

30.1%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	34.6%
Communications	27.6%
Consumer, Cyclical	13.5%
Technology	9.1%
Industrial	7.6%
Financial	5.0%
Energy	1.2%
Basic Materials	1.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	5.11%	15.95%	8.52%
Service Class	4.96%	15.85%	8.42%
Administrative Class	4.82%	15.69%	8.26%
Class A	4.60%	15.43%	8.03%
Class A (sales load deducted)*	-1.42%	14.07%	7.39%
Class R3	4.46%	15.14%	7.72%
Russell 1000 Growth Index#	3.17%	14.47%	8.09%
S&P 500 Index	-0.61%	13.34%	6.80%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class I, Class R4, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	5.16%	7.52%
Class R4	4.72%	7.05%
Russell 1000 Growth Index#	3.17%	6.61%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 50% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 50% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -5.58%, trailing the -1.54% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -0.78%, underperforming the 3.17% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Jackson Square component of the Fund, strong performance, relative to the benchmark, in the financial services sector for the nine months ended September 30, 2015 was unable to overcome weak relative performance in the consumer discretionary and technology sectors. The Jackson Square component’s largest detractor from performance was QUALCOMM, a manufacturer, developer, and licenser of semiconductor technology whose stock price faltered over concerns related to increased competition and pricing pressures. Jackson Square believes QUALCOMM continues to benefit from its unique intellectual property and patent position in the semiconductor industry as well as its technology applications for wireless devices. Conversely, the Jackson Square component holding’s top contributor to performance was Electronic Arts, a global interactive entertainment software company that reported relatively strong financial results driven, in part, by several individual game titles, cost controls, and growth in digital game sales. Additionally, the company had a particularly strong showing at this year’s Electronic Entertainment Expo (E3) after its upcoming game, Star Wars: Battlefront, received an overall positive initial response.

In the Sands Capital component of the Fund, security selection and sector allocation worked against performance. Sands Capital component holdings that hindered performance most significantly during the period included Baidu, the leading Internet search engine in China; Alibaba Group, the world’s largest ecommerce company; Lending Club, the world’s largest online marketplace-lending platform; Amazon, the dominant internet retailer in the U.S.; and Whole Foods Market, a leading retailer of natural and organic foods. On the other hand, the largest individual contributors to relative returns were Sands Capital component holdings Salesforce, a leading provider of software-as-a-service (SaaS); Facebook, the online social networking giant; Regeneron Pharmaceuticals, a leading biotechnology company; Nike, a leader in global athletic footwear and apparel; and Visa, operator of the world’s largest payment network.

Subadviser outlook

Jackson Square believes we aren’t entering into a typical post-recessionary global boom cycle. Rather, Jackson Square’s view is that the lingering effects of the credit crisis could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, our belief is that the quality of a company’s business model, competitive position, and management may prove to be of utmost importance in investment decisions moving forward.

Sands Capital believes that business trends are distinct from short-term economic factors, as they tend to persist through market cycles and may provide powerful structural benefits that can enhance the growth of a business for many years. Our sector allocations are a product of our bottom-up, fundamental approach – and our investment criteria strive to uncover innovative

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

businesses that are creating new or disrupting existing markets, and/or benefiting from powerful secular advantages. In the near term, we expect the Sands Capital component to continue to have higher allocations to key growth sectors, including consumer products, life sciences, and technology – and lower weights in highly cyclical sectors, such as energy, industrials, and financials.

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/15

Visa, Inc. Class A	7.2%
Facebook, Inc. Class A	4.7%
Alphabet, Inc. Class A	3.9%
Salesforce.com, Inc.	3.4%
Baidu, Inc. Sponsored ADR (Cayman Islands)	3.4%
Biogen, Inc.	3.0%
QUALCOMM, Inc.	2.9%
Celgene Corp.	2.8%
Nike, Inc. Class B	2.8%
Equinix, Inc.	2.6%

36.7%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/15

Communications	34.2%
Consumer, Non-cyclical	30.7%
Technology	15.1%
Consumer, Cyclical	8.6%
Financial	6.0%
Mutual Funds	3.9%
Energy	1.7%
Basic Materials	1.2%
Industrial	1.0%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-0.78%	15.38%	8.11%
Service Class	-0.88%	15.23%	8.00%
Administrative Class	-0.90%	15.12%	7.85%
Class A	-1.23%	14.79%	7.58%
Class A (sales load deducted)*	-6.91%	13.44%	6.94%
Class R3	-1.29%	14.52%	7.26%
Russell 1000 Growth Index	3.17%	14.47%	8.09%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 12/7/11 - 9/30/15
Class I	-0.69%	15.44%
Russell 1000 Growth Index	3.17%	14.84%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R4 and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-1.03%	2.53%
Russell 1000 Growth Index	3.17%	6.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 56% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which replaced NFJ Investment Group LLC (NFJ) as a co-subadviser to the Fund effective September 9, 2015, and managed approximately 44% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -9.22%, trailing the -7.66% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -5.96%, underperforming the -2.07% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, stock selection was the primary detractor from the Systematic component of the Fund’s performance, relative to the benchmark. Selection was most unfavorable in the materials and financials sectors – with the latter underperforming in the prevailing low interest rate atmosphere. Sector allocation also detracted from the Systematic component’s relative performance, particularly an overweight stake in the telecommunications sector. The Systematic component’s underweight position in yield-oriented stocks like real estate investment trusts (REITs) and utilities also worked against returns in an investment environment that rewarded stocks with the highest dividend yields. Conversely, the Systematic component’s stock selection within the energy and health care sectors added the most relative value for the nine-month period.

From January 1 through September 8, 2015, when NFJ served as a Fund subadviser, energy was the weakest sector – and NFJ component holdings in the financials and industrials sectors trailed the benchmark. Holdings that detracted the most from performance during the period included Devon Energy and Gap. Oklahoma City-based oil and natural gas exploration and production firm Devon Energy was negatively impacted by the pullback in oil prices. San Francisco-based apparel retailer Gap failed to meet fiscal first-quarter sales expectations due to a stronger U.S. dollar and lethargic sales. Conversely, strong stock selection in the energy and materials sectors was the primary contributor to the NFJ component’s relative results. The NFJ component’s underweight allocation to the energy sector and overweight stake in the strong-performing consumer discretionary sector also boosted relative returns. NFJ component holdings that contributed the most to performance were office products manufacturer Avery Dennison, which released favorable earnings results; and IT services company Amdocs, which reported strong results that exceeded investor expectations.

From September 9, through September 30, 2015, when American Century served as a Fund subadviser, security selection and an underweight allocation to the financials sector detracted the most from performance because of an underweight in REITs. On the other hand, stock selection in the consumer discretionary and utilities sectors contributed the most to the American Century component’s performance during the period.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives do not play a substantial role in American Century’s investment process, but its Fund component utilized forward currency contracts during the period, which are derivatives that help reduce the risk that can result from currency fluctuations in foreign equity investments. The total impact of the derivatives on the performance of the American Century component was negative.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Going forward, Systematic continues to watch the Federal Reserve for indications of higher interest rates. We are comfortable with our underweight positioning in yield-oriented stocks due to their high valuations, even in a stable rate environment. Our view is that rising rates could cause such stocks to underperform more substantially, which would prove beneficial for our relative returns over the longer term.

As of September 30, 2015, the American Century component’s largest sector underweight was in financials, where it had a significantly underweight allocation to REITs due to unattractive valuations. The American Century component was also moderately underweight in the materials sector because of its lower-than-the benchmark exposure to metals and mining companies and chemicals stocks.

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Level 3 Communications, Inc.	1.5%
SunTrust Banks, Inc.	1.5%
Allison Transmission Holdings, Inc.	1.4%
E*TRADE Financial Corp.	1.4%
Boston Scientific Corp.	1.4%
DTE Energy Co.	1.3%
BioMed Realty Trust, Inc.	1.3%
Republic Services, Inc.	1.3%
Webster Financial Corp.	1.3%
CBRE Group, Inc.	1.3%

13.7%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	26.4%
Consumer, Non-cyclical	14.7%
Industrial	12.0%
Utilities	10.1%
Consumer, Cyclical	9.6%
Energy	8.6%
Technology	8.5%
Communications	5.1%
Basic Materials	3.2%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 8/29/06 - 9/30/15
Class R5	-5.96%	10.48%	5.72%
Service Class	-5.99%	10.37%	5.62%
Administrative Class	-6.08%	10.19%	5.45%
Class A	-6.31%	9.94%	5.21%
Class A (sales load deducted)*	-11.70%	8.65%	4.53%
Class R3	-6.41%	9.68%	4.94%
Russell Midcap Value Index	-2.07%	13.15%	7.06%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class I and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 12/7/11 - 9/30/15
Class I	-5.78%	11.25%
Russell Midcap Value Index	-2.07%	14.62%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R4 and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-6.20%	-3.94%
Russell Midcap Value Index	-2.07%	0.47%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 56% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 44% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s R5 shares returned -7.29%, outpacing the -10.06% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 2.01%, exceeding the -1.60% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the Wellington Management component of the Fund outperformed primarily due to strong security selection in the energy, consumer staples, and health care sectors. Conversely, sector allocation detracted from relative results due to an underweight position in the strong financials sector and overweight stakes in industrials and energy, all relative to the benchmark. Top-performing Wellington Management component holdings included Post Holdings (consumer staples), ICU Medical (health care), and Helen of Troy (consumer discretionary). Post Holdings, a diversified packaged foods company, improved its operational efficiency throughout 2015, which resulted in stronger second-quarter earnings. ICU Medical, a global manufacturer and distributor of innovative medical technologies, reported better-than-expected earnings and an improved outlook in 2015. Helen of Troy, a designer and developer of hair care appliances, advanced after the company reported strong earnings that exceeded the market’s expectations. Wellington Management component holdings that were top relative detractors for the period included Belden (information technology), UTI Worldwide (industrials), and Stage Stores (consumer discretionary). Shares of Belden, a manufacturer of networking, connectivity, and cable products, declined early in the period after disappointing the market with in-line earnings, following several quarters of better-than-expected results. UTI Worldwide, a non-asset-based supply chain management company, performed poorly in early 2015 due to a poorly executed rollout of its new global logistics infrastructure platform. Shares of department store company Stage Stores declined after the company reported weaker-than-expected sales in the second quarter of 2015.

Stocks in traditionally defensive sectors (such as telecommunications services, consumer staples, and utilities) produced relatively good total returns for the Barrow Hanley component of the Fund for the nine months ended September 30, 2015. The Barrow Hanley component’s financials sector holdings cost the Fund component in terms of relative performance, although its virtual lack of exposure to the energy sector was a positive contributor. Overweight positioning in industrials and consumer discretionary stocks also helped drive performance, primarily as a result of stock selection, which also benefited the Barrow Hanley component’s materials sector stocks. The Barrow Hanley component’s information technology holdings were modest detractors. Top contributors for the period included Barrow Hanley component holdings Comfort Systems USA., a large HVAC contractor; Tempur Sealy International, the largest U.S. sleep products company; American Axle & Manufacturing Holdings, the largest independent supplier of original equipment rear axles; II-VI Incorporated, the largest manufacturer of laser systems components; and City National, a rapidly growing regional bank.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Wellington Management’s investment approach emphasizes individual stock selection; sector weights are a result of our process. Based on our three- to five-year time horizon, we continue to find what we believe are attractively valued investment opportunities created by the inefficiencies frequently found among small-cap companies. At the end of the period, the Wellington Management component of the Fund held its largest overweight stakes in the industrials, health care, and consumer sectors. During the period, the Wellington Management component purchased holdings like TriMas (industrials), C&C Group (consumer staples), and Great Western Bancorp (financials). At September 30, 2015, the Wellington Management component maintained an underweight position in the financials sector due to low benchmark-relative exposure to real estate investment trusts.

At September 30, 2015, the Barrow Hanley component of the Fund remained positioned to potentially take advantage of the benefits of an improving global economic environment. We continue to see a likelihood of continued growth in the U.S., despite significant doubt over the effects of slowing/declining emerging-market economies. Our belief is that such concerns have been the catalyst that has produced much of the value-based opportunity in certain sectors of today’s market. We expect there may be elevated volatility in the shorter term; however, we will seek to turn such volatility to our advantage by seeking to concentrate the Barrow Hanley component’s positions opportunistically.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/15

Tempur Sealy International, Inc.	2.0%
Haemonetics Corp.	1.8%
City National Corp.	1.8%
Texas Capital Bancshares, Inc.	1.7%
Primoris Services Corp.	1.7%
Barnes Group, Inc.	1.6%
Fairchild Semiconductor International, Inc.	1.5%
Whirlpool Corp.	1.5%
Simpson Manufacturing Co., Inc.	1.4%
II-VI, Inc.	1.3%

16.3%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/15

Industrial	26.7%
Financial	18.3%
Consumer, Cyclical	16.1%
Consumer, Non-cyclical	13.2%
Technology	9.8%
Basic Materials	3.4%
Utilities	3.0%
Energy	2.6%
Diversified	1.7%

Total Long-Term Investments	94.8%
Short-Term Investments and Other Assets and Liabilities	5.2%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 3/31/06 - 9/30/15
Class R5	2.01%	13.11%	5.09%
Service Class	1.98%	12.99%	4.99%
Administrative Class	1.87%	12.78%	4.82%
Class A	1.57%	12.55%	4.58%
Class A (sales load deducted)*	-4.27%	11.23%	3.93%
Russell 2000 Value Index	-1.60%	10.17%	4.20%

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class I, Class R4, Class R3, and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	2.19%	-1.61%
Class R4	1.72%	-2.03%
Class R3	1.46%	-2.28%
Russell 2000 Value Index	-1.60%	-5.34%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 42% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 29% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which replaced EARNEST Partners, LLC (EARNEST) as a co-subadviser to the Fund effective January 12, 2015, oversaw approximately 29% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -8.11%, outpacing the -10.06% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. Conversely, the Fund trailed the -7.73% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -1.29%, outperforming the -1.60% return of the benchmark, but trailing the 1.25% return of the Russell 2000 Index.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Federated Clover component of the Fund, stock selection in the energy sector had the greatest positive impact on benchmark-relative performance for the nine months ended September 30, 2015. The Federated Clover component holdings that were among the top performers in this sector were oil and gas exploration and production companies Newfield Exploration Company and PDC Energy. Stock selection in the financials sector was another source of strength during the period, as several Federated Clover component holdings, including Great Western Bancorp and Synovus Financial, delivered notable returns. Outside of these two sectors, the strongest-performing Federated Clover component holdings were utility company TECO Energy and hospitalist physician group practice company IPC Healthcare. Detracting from the Federated Clover component’s relative performance over the period was stock selection in the information technology sector, where IT services firm Unisys Corporation and computer storage producer Quantum Corporation were two holdings that lost value.

Thanks to positive stock selection and sector allocation, energy was the largest contributor to performance for the T. Rowe Price component of the Fund during the nine months ended September 30, 2015. The T. Rowe Price component’s underweight allocation to energy, relative to the benchmark, was additive, as that sector significantly underperformed the rest of the benchmark due to the lower-oil-price environment. Consumer discretionary helped benchmark-relative performance as well, despite a detrimental overweight in the sector. Aaron Rents, a rent-to-own furniture and electronics retailer that is an out-of-benchmark stock, was the T. Rowe Price component holding that helped the most. Conversely, weak stock selection in the information technology holdings detracted from performance, as T. Rowe Price component holdings in that sector failed to keep pace with their benchmark peers. Health care was the biggest detractor, due to weakness in holdings like Quidel and Halyard Health, both health care equipment and supply companies.

The Invesco component of the Fund, which started on January 12, 2015, benefited from underweight positioning, relative to the benchmark, in the energy sector during the nine months ended September 30, 2015. The Invesco component’s underweight stake in the materials sector was also beneficial, but stock selection within that sector proved challenging, and the overall impact detracted from relative returns. Aluminum manufacturer Century Aluminum was an Invesco component holding that fell nearly 80% as concerns over the falling price of the commodity and reduced global demand for it weighed heavily on its stock price. Conversely, stock selection helped boost returns among the Invesco component’s consumer discretionary holdings, particularly in the consumer services industry, where Isle of Capri Casinos rose nearly 80%. Technology-based education company K12 was another strong performer.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

In addition to its stock holdings, Invesco also typically maintains a nominal position in e-mini Russell 2000 Index futures contracts, which are derivatives used to gain market exposure on Invesco’s cash position so that its component of the Fund remains fully exposed to the market at all times. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. These derivatives did not have a material impact on returns during the period.

Subadviser outlook

In Federated Clover’s view, the economic stability of the world outside of the United States continues to pose the greatest risk to the financial markets in the near term. The U.S. economy appears to be on solid footing, but our view is that a potential slowdown in China, which accounts for approximately 30% of the world’s economic growth, is likely to have a global impact. By focusing on stock-specific risk and reducing macro-economic exposures, Federated Clover strives to minimize any direct effects of problems overseas in managing its Fund component.

As we move into the fourth quarter of 2015, T. Rowe Price believes the possibility of a China-led global slowdown and a rise in U.S. interest rates remain the key risk factors. Uncertainty about these two events has created extraordinary market volatility, and we were not surprised to see a market pullback following several years of significant gains that pushed stock valuations to above-average levels. Going forward, we plan to keep a close eye on developments in China, which has accounted for a large proportion of recent growth in both the global economy and the profits of many multinational firms. With sentiment mixed as to whether the Federal Reserve (the “Fed”) will raise interest rates this year, we will carefully watch monthly payroll numbers to help gain insight into the possible future direction of Fed monetary policy.

The Invesco team employs bottom-up stock selection in their investment process and does not rely on top-down macro-economic analyses or forecasts. Invesco’s view is that the Fed has remained accommodative with respect to interest rates for this long time period more to support other major central banks and their struggling economies than due to any particular negative expectations here in the U.S. Invesco expects the Fed will likely increase rates soon here in the U.S., but that interest rates will remain unchanged in Europe, which is in the midst of aggressive monetary stimulus. While divergent monetary policies may cause some volatility in the short term, Invesco believes they may be supportive of equities in 2016.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Radian Group, Inc.	1.5%
Popular, Inc.	1.0%
Great Western Bancorp, Inc.	0.9%
Portland General Electric Co.	0.9%
WSFS Financial Corp.	0.9%
Atmos Energy Corp.	0.8%
Synovus Financial Corp.	0.8%
CNO Financial Group, Inc.	0.8%
Hilltop Holdings Inc.	0.8%
Pinnacle West Capital Corp.	0.8%

9.2%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	36.8%
Consumer, Non-cyclical	15.5%
Industrial	11.1%
Consumer, Cyclical	10.7%
Utilities	6.8%
Mutual Funds	6.6%
Communications	6.0%
Technology	4.3%
Energy	3.6%
Basic Materials	2.1%
Diversified	0.3%

Total Long-Term Investments	103.8%
Short-Term Investments and Other Assets and Liabilities	(3.8)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-1.29%	10.17%	6.21%
Service Class	-1.40%	10.10%	6.16%
Administrative Class	-1.50%	9.94%	6.01%
Class A	-1.72%	9.68%	5.74%
Class A (sales load deducted)*	-7.37%	8.39%	5.12%
Class R3	-1.81%	9.41%	5.45%
Russell 2000 Value Index#	-1.60%	10.17%	5.35%
Russell 2000 Index	1.25%	11.73%	6.55%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/15/10 - 9/30/15
Class I	-1.20%	9.37%
Russell 2000 Value Index#	-1.60%	9.03%
Russell 2000 Index	1.25%	10.61%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R4, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-1.62%	-4.81%
Russell 2000 Value Index#	-1.60%	-5.34%
Russell 2000 Index	1.25%	-2.88%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the nine months and year ended September 30, 2015?**

For the nine months ended September 30, 2015, The Fund’s Class R5 shares returned -4.86%, trailing the -4.66% return of the Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 1.16%, underperforming the 1.40% return of the Index.

**	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the nine months ended September 30, 2015, health care and telecommunications were the best-performing mid-cap sectors in the Index, whereas energy and materials were the worst performers.

U.S. mid-cap stocks rose over the first quarter of 2015, with elevated levels of volatility. After the March Federal Open Market Committee (FOMC) meeting, the market and the Federal Reserve (the “Fed”) began signaling for rate hikes beginning in September.

In the second quarter, the uncertainty surrounding a possible Greek exit from the euro zone weighed on markets around the globe, with most markets making little or no progress during the quarter. While the damage to U.S. markets was modest, Greece’s failure to make a scheduled International Monetary Fund payment and the subsequent “no” vote in the referendum caused market volatility to increase significantly. U.S. economic growth slowed, and the U.S. dollar retreated versus the euro and the British pound.

Domestic equities, including mid-cap stocks, experienced negative returns in the third quarter, with volatility rising in August. Three events in particular were drivers of the heightened volatility: China’s stock market crash, global growth concerns, and the Fed’s indecision on raising rates. The end of the Chinese stock market’s bull run prompted the country’s government to devalue the yuan in an effort to drive the economy and the market up, despite indicators of weaker growth in China. The strong dollar abroad negatively impacted sectors with a greater reliance on non-U.S. revenues. The Fed did not raise rates at its September meeting, and Fed officials seemed generally less inclined to raise rates in 2015 than had been expected. The U.S. stock market responded negatively to the lack of definitive direction, and stocks of all sizes declined further to finish the quarter.

Subadviser outlook

Our overall view on the U.S. equity market is positive, and we believe global growth is likely to stay within a moderate channel. Our expectations for a strong upside breakout in any specific region are low. However, because the U.S. has relatively better longer-term growth prospects and the Fed is the furthest along in its monetary policy engagements, we expect there may be further dollar strength, which may help drive U.S. assets overall.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

We believe various factors, such as Fed policy, oil prices, and global growth, among others, will likely continue to play an influential role in the direction the equity markets take in the immediate environment. We don’t manage the Fund according to a given outlook for the equity markets or the economy in general, because we’re managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

*	The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/15

Church & Dwight Co., Inc.	0.7%
Alaska Air Group, Inc.	0.7%
Foot Locker, Inc.	0.7%
Jarden Corp.	0.6%
Hologic, Inc.	0.6%
Extra Space Storage, Inc.	0.6%
Federal Realty Investment Trust	0.6%
HollyFrontier Corp.	0.6%
UDR, Inc.	0.6%
LKQ Corp.	0.6%

6.3%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 9/30/15

Financial	24.2%
Consumer, Non-cyclical	17.1%
Industrial	16.1%
Consumer, Cyclical	14.0%
Technology	9.8%
Utilities	4.6%
Basic Materials	4.5%
Energy	3.6%
Mutual Funds	3.1%
Communications	2.7%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 7/26/12 - 9/30/15
Class I	1.25%	14.92%
Class R5	1.16%	14.79%
Service Class	1.07%	14.66%
Administrative Class	0.92%	14.52%
Class A	0.61%	14.22%
Class A (sales load deducted)*	-5.17%	12.11%
S&P MidCap 400 Index	1.40%	15.18%

Hypothetical Investments in MM S&P Mid Cap Index Fund Class R4, Class R3, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	0.72%	0.36%
Class R3	0.61%	0.18%
S&P MidCap 400 Index	1.40%	1.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the nine months and year ended September 30, 2015?**

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -7.79%, just slightly underperforming the -7.73% return of the Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 1.12%, trailing the 1.25% return of the Index.

**	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the nine months ended September 30, 2015, health care and financials were the best-performing sectors in the Index, whereas energy and materials were the worst-performing sectors.

U.S. small-cap stocks rose over the first quarter of 2015, with elevated levels of volatility. After the March Federal Open Market Committee (FOMC) meeting, the market and the Federal Reserve (the “Fed”) began signaling for rate hikes beginning in September.

In the second quarter, the uncertainty surrounding a possible Greek exit from the euro zone weighed on markets around the globe, with most markets making little or no progress during the quarter. While the damage to U.S. markets was modest, Greece’s failure to make a scheduled International Monetary Fund payment and the subsequent “no” vote in the referendum caused market volatility to increase significantly. U.S. economic growth slowed, and the U.S. dollar retreated versus the euro and the British pound.

Domestic equities, including small-cap stocks, experienced negative returns in the third quarter, with volatility rising in August. Three events in particular were drivers of the heightened volatility: China’s stock market crash, global growth concerns, and the Fed’s indecision on raising rates. The end of the Chinese stock market’s bull run prompted the country’s government to devalue the yuan in an effort to drive the economy and the market up, despite indicators of weaker growth in China. The strong dollar abroad negatively impacted sectors with a greater reliance on non-U.S. revenues. The Fed did not raise rates at its September meeting, and Fed officials seemed generally less inclined to raise rates in 2015 than had been expected. The U.S. stock market responded negatively to the lack of definitive direction, and stocks of all sizes declined further to finish the quarter.

Subadviser outlook

Our overall view on the U.S. equity market is positive, and we believe global growth is likely to stay within a moderate channel. Our expectations for a strong upside breakout in any specific region are low. However, because the U.S. has relatively better longer-term growth prospects and the Fed is the furthest along in its monetary policy engagements, we expect there may be further dollar strength, which may help drive U.S. assets overall.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

We believe various factors, such as Fed policy, oil prices, and global growth, among others, will likely continue to play an influential role in the direction the equity markets take in the immediate environment. We don’t manage the Fund according to a given outlook for the equity markets or the economy in general, because we’re managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/15

Tyler Technologies, Inc.	0.3%
Anacor Pharmaceuticals, Inc.	0.3%
Manhattan Associates, Inc.	0.3%
CubeSmart	0.3%
Investors Bancorp, Inc.	0.3%
First American Financial Corp.	0.3%
Casey’s General Stores, Inc.	0.2%
MAXIMUS, Inc.	0.2%
West Pharmaceutical Services, Inc.	0.2%
Team Health Holdings, Inc.	0.2%

2.6%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/15

Financial	25.0%
Consumer, Non-cyclical	21.8%
Consumer, Cyclical	13.3%
Mutual Funds	11.9%
Industrial	11.7%
Technology	10.5%
Communications	6.3%
Utilities	3.6%
Basic Materials	2.6%
Energy	2.6%
Diversified	0.3%

Total Long-Term Investments	109.6%
Short-Term Investments and Other Assets and Liabilities	(9.6)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 7/26/12 - 9/30/15
Class I	1.26%	13.35%
Class R5	1.12%	13.26%
Service Class	1.01%	13.08%
Administrative Class	0.97%	13.00%
Class A	0.58%	12.63%
Class A (sales load deducted)*	-5.21%	10.55%
Russell 2000 Index	1.25%	13.46%

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	0.71%	-3.32%
Class R3	0.57%	-3.52%
Russell 2000 Index	1.25%	-2.88%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned 1.12%, outperforming, by a wide margin, the -4.15% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 9.50%, significantly ahead of the 1.45% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection by T. Rowe Price for its component of the Fund anchored the component’s outperformance, while sector allocation detracted from returns for the nine months ended September 30, 2015. Information technology was the top relative contributor for the period – due to stock selection and a strong positioning – led by T. Rowe Price component holdings Altera, a manufacturer of Programmable Logic Devices; and Fiserv, a worldwide provider of financial services technology. While sector weighting detracted from results, strong stock selection boosted relative results in financials. HCC Insurance, an out-of-benchmark T. Rowe Price component holding, was the top contributor for the sector. Within the consumer discretionary sector, strong stock selection offset a slightly negative sector allocation. Norwegian Cruise Line Holdings was a T. Rowe Price component holding that was the top contributor in this market segment. Conversely, the T. Rowe Price component declined on a detrimental overweight position and weak stock selection in the energy sector, where Consol Energy was the holding that was biggest detractor during the period.

For the Frontier component of the Fund, stock selection was the primary driver of performance for the nine months ended September 30, 2015. Notable gains came from Frontier component holdings in technology, financial services, and health care, which offset weakness in the component’s holdings in both the producer durables and consumer staples sectors. Technology was the largest driver of performance. Standout Frontier component holdings in technology included video game maker Electronic Arts and security vendor Fortinet. In financial services, the Frontier component’s investments in data processing companies like Global Payments, Vantiv, and Jack Henry all performed well. In health care, Frontier component holdings that help lower the cost of care, such as government-focused health maintenance organizations Centene and Humana, profited. Performance in producer durables holdings, on the other hand, was the largest detractor from returns. The sector was negatively impacted by the concurrent drop in energy prices and surge in the dollar. Finally, the Frontier component was hampered by certain consumer staples holdings, including food companies United Natural Foods and Mead Johnson Nutrition.

Subadviser outlook

As we move into the fourth quarter of 2015, T. Rowe Price believes the possibility of a China-led global slowdown and a rise in U.S. interest rates remain the key risk factors. Uncertainty about these two events has created extraordinary market volatility, and we were not surprised to see a market pullback following several years of significant gains that pushed stock valuations to above-average levels. Going forward, we plan to keep a close eye on developments in China, which has accounted for a large proportion

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

of recent growth in both the global economy and the profits of many multinational firms. With sentiment mixed as to whether the Federal Reserve (the “Fed”) will raise interest rates this year, we will carefully watch monthly payroll numbers to help gain insight into the possible future direction of Fed monetary policy.

Frontier remains optimistic about the U.S. economy, the pace of innovation in select sectors, and the outlook for continued low interest rates and inflation. However, markets are in the midst of a six-year period of extreme monetary policy that has elevated valuations, driven a boom in merger and acquisition activity, and depressed the cost of capital. Concurrently, investors have been seeking “safe-haven” growth areas that are less dependent on prevailing global conditions. The resulting crowding effect has bid prices in select areas of the market to lofty levels. We have traded carefully for the Frontier component in several of these sectors, as we believe their valuations have become less appealing. At the same time, we are looking to opportunistically add companies to the component that we believe have strong secular appeal, enduring demand characteristics, and valuations that are, in our view, more attractive following the recent market volatility.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 9/30/15

T. Rowe Price Government Reserve Investment Fund	2.1%
Fiserv, Inc.	2.0%
Global Payments, Inc.	1.7%
O’Reilly Automotive, Inc.	1.6%
Norwegian Cruise Line Holdings Ltd.	1.4%
CarMax, Inc.	1.4%
IHS, Inc. Class A	1.4%
Dollar General Corp.	1.3%
Roper Technologies, Inc.	1.3%
Red Hat, Inc.	1.3%

15.5%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	25.7%
Consumer, Cyclical	18.3%
Industrial	15.5%
Technology	13.2%
Financial	9.4%
Communications	6.0%
Mutual Funds	5.9%
Basic Materials	3.3%
Energy	2.2%
Utilities	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	9.50%	14.75%	9.58%
Service Class	9.30%	14.64%	9.47%
Administrative Class	9.24%	14.49%	9.32%
Class A	8.97%	14.21%	9.05%
Class A (sales load deducted)*	2.70%	12.86%	8.41%
Class R3	8.81%	13.91%	8.75%
Russell Midcap Growth Index	1.45%	13.58%	8.09%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class I and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/15/10 - 9/30/15
Class I	9.57%	13.92%
Russell Midcap Growth Index	1.45%	12.60%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class R4 and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	9.15%	6.57%
Russell Midcap Growth Index	1.45%	3.38%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 57% of the Fund’s portfolio; and OFI Global Institutional, Inc. (OFI Global), which replaced Montibus Capital Management LLC (Montibus) as a co-subadviser to the Fund effective July 7, 2015, and oversaw approximately 23% of the Fund’s portfolio, as of September 30, 2015. Effective September 30, 2015, Waddell & Reed Investment Management Company (Waddell & Reed), which managed approximately 20% of the Fund’s portfolio, was removed as co-subadviser to the Fund.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s R5 shares returned -6.07%, trailing the -5.47% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. On the other hand, the Fund outperformed the -7.73% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. For the year ended September 30, 2015, the Fund’s Class R5 shares returned 1.51%, trailing the 4.04% return of the benchmark, but outpacing the 1.25% return of the Russell 2000 Index.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the Wellington Management component of the Fund suffered from weak stock selection in the information technology and consumer staples sectors. Stocks that detracted most from relative returns during the period included Wellington Management component holdings Platform Specialty, a globally diversified producer of high-technology specialty chemical products in the materials sector; Shutterstock, a stock photography, stock footage, and stock music provider (information technology); and Tetraphase Pharmaceuticals (health care). The Wellington Management component eliminated its position in Shutterstock during the period. Conversely, strong stock selection within the energy, health care, and industrials sectors contributed to the Wellington Management component’s relative results for the period. Top-performing holdings included two stocks in the health care sector, Foundation Medicine, a molecular information company, and Abiomed, a manufacturer of medical implant devices; and Vonage, a Voice-over-Internet-Protocol (VoIP) services provider in the telecommunications services sector. Wellington Management sold the component’s position in Abiomed when the stock approached its valuation target.

Stock selection in the consumer discretionary sector hampered the performance of the Waddell & Reed component of the Fund. Krispy Kreme Doughnuts, a doughnut retailer and wholesaler, and Boot Barn, a specialty retail store, were two Waddell & Reed component holdings that detracted from returns. Conversely, stock selection in the information technology and industrials sectors was the primary contributor to the Waddell & Reed component’s relative performance for the year. Additionally, an underweight position in the materials and energy sectors proved beneficial, as these segments of the market were impacted the most during the stock market downturn in the third quarter. Within information technology and industrials, Waddell & Reed component holdings Tyler Technologies, a provider of information management solutions and services to the public sector; and Virtusa, an IT services provider, outperformed – along with Acuity Brands, a designer, producer, and distributor of lighting solutions and services; and Toro, a manufacturer of professional turf maintenance equipment and services.

In the OFI Global component of the Fund from July 7 to September 30, 2015, less-than-favorable stock selection detracted from returns. Specific OFI Global component holdings that detracted from performance included Tableau Software (information

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

technology); XPO Logistics, a global provider of transportation and logistics services (industrials); and three health care holdings – Tetraphase Pharmaceuticals; Centene, a leading multi-line health care enterprise that provides programs and services to government-sponsored health care; and Acadia Healthcare, a provider of addiction, behavioral and mental health treatment facilities. The OFI Global component exited its positions in Tetraphase Pharmaceuticals and XPO Logistics during the period. Conversely, top individual contributors included three OFI Global component holdings in the information technology sector: Tyler Technologies, a public sector software solutions provider; HR software and HR payroll solutions provider Ultimate Software Group; and Monolithic Power Systems, which provides integrated power solutions – and two holdings in the consumer discretionary sector: child-care provider Bright Horizons Family Solutions and footwear retailer Skechers U.S.A.

In the Montibus component of the Fund from January 1 through July 6, 2015, the worst performers in consumer discretionary holdings, Lands’ End and Five Below, were also two of the 10 largest detractors from overall performance. Clothing retailer Lands’ End underperformed due to weakness in sales in foreign markets. The stock price of Five Below, a specialty value retailer, fell as a result of winter weather that hindered consumer demand for the company’s products. Additionally, in the information technology sector, Montibus component holding Envestnet fell, as investors seemed to question the benefits of the firm’s acquisition strategy. Envestnet is a provider of integrated portfolio, practice management, and reporting solutions to financial advisors and institutions. Conversely, Montibus component holdings in the health care and consumer discretionary sectors were major contributors to performance. Specifically, Akorn, a well-positioned company in the specialty generic drug industry, and Jack in the Box, an operator of fast-food restaurants, both benefited from strong sales.

Subadviser outlook

Wellington Management remains cautiously optimistic about the equity market. Despite continued market uncertainly related to slowing growth in China and geopolitical stability, our view is that secular trends in the U.S., such as the housing recovery, continue to show signs of strength. As Federal Reserve policy takes shape and market confidence rises, we believe that the opportunity for growth within the Wellington Management component’s holdings may translate into the potential for favorable returns. We continue to seek compelling investment opportunities across our investment universe.

OFI Global’s long-term investment process remains the same. We plan to continue seeking dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to potentially outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/15

Acadia Healthcare Co., Inc.	1.4%
HubSpot, Inc.	1.3%
CoStar Group, Inc.	1.3%
Tyler Technologies, Inc.	1.2%
Monolithic Power Systems, Inc.	1.1%
MarketAxess Holdings, Inc.	1.0%
Dexcom, Inc.	1.0%
Guidewire Software, Inc.	1.0%
Diamondback Energy, Inc.	1.0%
Headwaters, Inc.	0.9%

11.2%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	26.1%
Consumer, Cyclical	17.5%
Technology	16.8%
Financial	14.9%
Industrial	13.8%
Communications	3.7%
Energy	3.4%
Basic Materials	1.3%
Diversified	0.6%
Utilities	0.5%
Mutual Funds	0.4%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	1.51%	12.25%	7.54%
Service Class	1.43%	12.10%	7.40%
Administrative Class	1.35%	11.96%	7.25%
Class A	1.15%	11.68%	6.99%
Class A (sales load deducted)*	-4.67%	10.36%	6.36%
Class R3	0.92%	11.37%	6.67%
Russell 2000 Growth Index#	4.04%	13.26%	7.67%
Russell 2000 Index	1.25%	11.73%	6.55%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class I, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/15/10 - 9/30/15
Class I	1.70%	11.75%
Russell 2000 Growth Index#	4.04%	12.15%
Russell 2000 Index	1.25%	10.61%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R4, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	1.22%	-1.24%
Russell 2000 Growth Index#	4.04%	-0.43%
Russell 2000 Index	1.25%	-2.88%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the MSCI EAFE Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund may invest a substantial part of its asset in just one region or country. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -4.94%, outpacing the -8.15% return of the MSCI EAFE Value Index (the “benchmark”), a subset of the widely recognized, unmanaged MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia, and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -9.37%, ahead of the -12.60% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, stock selection in banks and telecommunication services benefited the Fund’s performance. Regionally, the Fund’s stock selection in Europe, including the U.K., contributed, as positive earnings releases, the initiation of stimulus measures by the European Central Bank, and improving economic data boosted select Fund holdings. Fund holding Intesa Sanpaolo, an Italian bank, outperformed and materially beat first-quarter earnings estimates due to large trading gains, strong insurance/fee performance, and lower-than-expected credit impairments. In addition, shares of Fund holding Sony, the Japanese consumer electronics company, outperformed on reports of further restructuring in the company’s smartphone division, which includes cutting some 1,000 personnel, largely in Asia and Europe, with an aim to turn the division to profitability in the next couple of years.

Stock selection in the basic industries and health care sectors hampered the Fund’s performance during the period. On a regional basis, stock selection in emerging markets and Japan was also detrimental. Shares of Fund holding First Quantum, the Canadian-listed copper production company, fell as copper prices continued to decline. Since Fund management expects continued volatility in copper prices in the near term, the Fund sold its stake in First Quantum. Fund holding ArcelorMittal, the Dutch steel producer, also fell, as steel prices continued to be under pressure.

Subadviser outlook

Events in China continue to command much of the world’s attention. While falling stock prices don’t, in our view, necessarily translate into an economic collapse, given the sheer size of the Chinese economy and its implications for global growth, investors are understandably nervous. For the moment, we do not believe the spillover of that volatility into other equity markets reflects a major deterioration of economic or corporate earnings prospects in the industrialized world. The recent correction, however, has caused equity valuations to retreat to more modest levels, even as the economic backdrop in developed markets remains, for the most part, supportive. In the U.S., we believe the positive trends of the last few years may continue to point to steady expansion. Second-quarter 2015 gross domestic product was recently revised upward, and labor and housing markets continued to improve. Uncertainty over the exact timing of Federal Reserve rate hikes does cloud the horizon, however. In Europe, our view is the economic recovery remains on track, supported by loose monetary policy, a weaker currency, and lower oil prices. Recent European Purchasing Managers Index figures remain robust and suggest that fears of a sharp reversal in Europe’s recovery could

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

be overblown. In Japan, a weaker currency has boosted corporate profits and is helping to fuel capital expenditures. Emerging markets are a slightly different story. Low commodity prices and higher U.S. interest rates pose very real challenges for many emerging economies, although it is worth noting that emerging markets are not a homogenous group. (Taiwan is very different from South Africa, for example.) We continue to focus on our strength, which is stock selection, and utilizing our proprietary in-house research capabilities to identify what we believe to be the most attractive “value” stocks within each sector.

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 9/30/15

Toyota Motor Corp.	3.4%
Mitsubishi UFJ Financial Group, Inc.	3.0%
Total SA	2.9%
Vodafone Group PLC	2.9%
Novartis AG	2.3%
Nippon Telegraph & Telephone Corp.	2.3%
BNP Paribas	2.2%
AXA SA	2.0%
AstraZeneca PLC	2.0%
Roche Holding AG	1.9%

24.9%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 9/30/15

Financial	33.3%
Consumer, Cyclical	19.2%
Consumer, Non-cyclical	13.6%
Communications	10.0%
Energy	6.1%
Industrial	5.6%
Mutual Funds	4.7%
Utilities	4.3%
Basic Materials	3.0%
Technology	2.5%

Total Long-Term Investments	102.3%
Short-Term Investments and Other Assets and Liabilities	(2.3)%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 12/14/06 - 9/30/15
Class R5	-9.37%	1.69%	-2.74%
Service Class	-9.35%	1.53%	-2.88%
Administrative Class	-9.53%	1.36%	-2.99%
Class A	-9.79%	1.23%	-3.21%
Class A (sales load deducted)*	-14.97%	0.04%	-3.86%
MSCI EAFE Value Index	-12.60%	3.06%	-0.95%

Hypothetical Investments in MassMutual Select Diversified International Fund Class I, Class R4, Class R3, and the MSCI EAFE Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-9.28%	-8.53%
Class R4	-9.67%	-8.88%
Class R3	-9.87%	-9.10%
MSCI EAFE Value Index	-12.60%	-9.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the nine months and year ended September 30, 2015?**

For the nine months ended September 30, 2015, Fund’s Class R5 shares returned -4.34%, outpacing the -5.28% return of the Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -8.30%, outperforming the -8.66% return of the Index.

**	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the stocks of countries with the best returns for the year in the Index were from Denmark, Ireland, and Italy. The stocks of countries that worked against Index returns included those from Singapore, New Zealand, and Australia. From a sector standpoint, the greatest contributions to the returns of the Index came from consumer staples and health care stocks, while energy and materials stocks detracted from Index returns significantly.

Global markets started 2015 in negative territory, but recovered toward the end of January, as the European Central Bank (“ECB”) announced a long-awaited stimulus program and U.S. economic data showed improvement. Global markets showed strong returns through February, despite ongoing negotiations between Greece’s newly elected Syriza government and European creditors, which resulted in a last-minute deal in late February for a four-month extension of the rescue program. China made multiple efforts to ease lending conditions, including a reduction of the Required Reserve Ratio in February and an interest rate cut in early March.

Economic uncertainty in the second quarter was exacerbated by the possibility of Greece exiting the euro as its national currency. Japanese equities performed well on a strong corporate performance season, which buoyed investor confidence. Chinese stocks rose more than 35% from the start of the second quarter until the second week of June, but reversed course and fell nearly 20% from their peak by the end of the quarter. Since the start of 2015, China has implemented three rate cuts, three reserve requirement cuts, and a raft of measures from the government to stabilize the market.

There were positive returns in the euro zone in July when the other countries that use the euro as their currency finally agreed to a bailout deal for Greece. Good news was in short supply for much of the remainder of the third quarter, as Chinese economic woes and commodity price weakness took center stage and contributed to poor stock performance in markets worldwide.

Subadviser outlook

We believe concerns about conflicting central bank policy may lie ahead, since the U.S. Federal Reserve and the Bank of England may look to raise interest rates in the near future, but the ECB intends to keep its rates at current levels. Our view is that non-U.S. equities from developed markets are likely becoming more attractive than in previous quarters, driven by momentum in European growth and continued ECB devotion to supporting the economy through accommodative monetary policy.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

We don’t manage the Fund according to a given outlook for the equity markets or the economy in general, because we’re managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

*	The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/15

Nestle SA	2.0%
Novartis AG	1.7%
Roche Holding AG	1.5%
Toyota Motor Corp.	1.3%
HSBC Holdings PLC	1.2%
Sanofi	0.9%
Bayer AG	0.9%
Novo Nordisk A/S	0.9%
British American Tobacco PLC	0.9%
Total SA	0.8%

12.1%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/15

Financial	25.2%
Consumer, Non-cyclical	24.2%
Consumer, Cyclical	12.1%
Industrial	12.0%
Communications	7.6%
Mutual Funds	6.6%
Basic Materials	4.9%
Energy	4.6%
Utilities	3.6%
Technology	2.5%
Diversified	0.8%

Total Long-Term Investments	104.1%
Short-Term Investments and Other Assets and Liabilities	(4.1)%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 7/25/12 - 9/30/15
Class I	-8.19%	9.06%
Class R5	-8.30%	8.96%
Service Class	-8.37%	8.80%
Administrative Class	-8.48%	8.69%
Class A	-8.72%	8.40%
Class A (sales load deducted)*	-13.97%	6.40%
MSCI EAFE Index	-8.66%	8.90%

Hypothetical Investments in MM MSCI EAFE International Index Fund Class R4, Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-8.66%	-7.38%
Class R3	-8.76%	-7.54%
MSCI EAFE Index	-8.66%	-7.14%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 51% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 26% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 23% of the Fund’s portfolio as of September 30, 2015.

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -5.13%, outpacing the -5.28% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. For the year ended September 30, 2015, the Fund’s Class R5 shares returned -7.47%, outperforming the -8.66% return of the benchmark.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the nine months ended September 30, 2015, the relative performance of the MFS component of the Fund benefited from strong stock selection and, to a lesser extent, an overweight position, relative to the benchmark, in the leisure sector. MFS component holding Yum! Brands, a fast-food restaurant company not represented in the benchmark, contributed, as did an overweight position in the strong-performing U.K. television entertainment company Sky. Strong security selection in the special products and services sector also lifted relative performance, as an overweight stake in human resources and employment services provider Randstad Holdings (Netherlands) fueled relative returns. Conversely, weak stock selection in the transportation sector detracted from relative performance, as the MFS component’s investment in railroad company Canadian National Railway, which is not included in the benchmark, lost value. In addition, the MFS component’s overweight position in French energy distributor Engie was among its top relative detractors during the period. From a sector perspective, the best relative results came from stock selection in financials and a lack of exposure to energy. Two MFS component holdings that produced the largest absolute returns were retail and commercial bank Intesa Sanpaolo and investment firm EXOR.

For the Harris component of the Fund, an underweight allocation to Australia and holdings in France produced the best relative performance for the nine months ended September 30, 2015. France’s defense and security segment builder Safran was one of the Harris component’s strongest performers. The strongest overall absolute performance came from Germany’s athletic apparel and footwear business Adidas, a holding that advanced 25%. Conversely, holdings in Switzerland and Japan detracted the most from relative performance along with stocks in the materials sector, while Harris component investments in Hong Kong and Indonesia were the largest detractors from absolute performance. As of September 30, 2015, the Harris component held derivatives that put hedges on the Australian dollar and Swiss franc. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The derivatives were positive contributors to the Harris component’s performance during the nine-month period.

For the J.P. Morgan component of the Fund, stock selection in banks and telecommunication services added to performance during the nine months ended September 30, 2015. On a regional basis, stock selection in Europe, including the U.K., contributed, as positive earnings releases, the initiation of stimulus measures by the European Central Bank and improving economic data boosted select cyclical J.P. Morgan component holdings. With respect to specific holdings, Italian bank Intesa Sanpaolo outperformed and materially beat first-quarter earnings estimates due to large trading gains, strong insurance/fee performance, and lower-than-expected credit impairments. In addition, shares of J.P. Morgan component holding Sony, the Japanese consumer electronics company, outperformed on reports of further restructuring in the company’s smartphone division. Conversely, stock selection in basic

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

industries and health care hampered performance during the period. On a regional basis, stock selection in emerging markets and Japan was also detrimental. Shares of J.P. Morgan component holding First Quantum, a Canadian-listed copper production company, fell as copper prices continued to decline. J.P. Morgan subsequently sold its stake in First Quantum.

Subadviser outlook

MFS believes China’s slowdown has affected global growth and financial markets through a variety of channels, particularly the reduction in demand for raw materials and energy, which, in turn, has capped the pressure on central banks – specifically, the U.S. Federal Reserve (the “Fed”) – to tighten monetary policy to avert the threat of rising inflation. But our view is there could be an upside to this story. In the past, some effects of slower global growth, lower interest rates and falling commodity prices have proved beneficial. Muted energy costs in particular have stimulated household spending in consumer-driven societies in Europe, Japan, and the U.S. – and potentially even in China itself.

Harris believes uncertainty still abounds, even though there has been some economic progress. Our view is that the Fed will eventually raise interest rates (with consequences yet unknown) and issues in China could have significant implications going forward for economies around the world. However, rather than guessing about the future, we continue to focus on the fundamentals of the companies in which we invest and try to stay prepared for the unexpected. Market volatility is a natural part of investing, and as share prices have fallen aggressively in this current environment, we see a great opportunity for long-term investors to buy quality businesses at lower prices.

J.P. Morgan does not believe that the spillover of the volatility that spread from China to other equity markets reflects a major deterioration of economic or corporate earnings prospects in the industrialized world. The recent correction, however, has caused equity valuations to retreat to more modest levels, even as the economic backdrop in developed markets remains, for the most part, supportive. In the U.S., we believe the positive trends of the last few years continue to point to steady expansion, although uncertainty over the exact timing of Fed rate hikes does cloud the horizon. In Europe, our view is the economic recovery remains on track, supported by loose monetary policy, a weaker currency, and lower oil prices. In Japan, we believe a weaker currency has boosted corporate profits and is helping to fuel capital expenditures. Emerging markets are a slightly different story. Low commodity prices and higher U.S. interest rates pose very real challenges for many emerging economies. Despite the challenges on the global stage, we continue to focus on identifying what we believe to be the most attractive value stocks within each sector.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 9/30/15

Nestle SA	2.4%
Bayer AG	2.4%
Honda Motor Co. Ltd.	1.9%
Roche Holding AG	1.9%
Toyota Motor Corp.	1.8%
WPP PLC	1.7%
Danone SA	1.7%
Compass Group PLC	1.7%
Novartis AG	1.6%
BNP Paribas	1.5%

18.6%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 9/30/15

Financial	22.6%
Consumer, Non-cyclical	22.2%
Consumer, Cyclical	18.0%
Industrial	12.5%
Communications	6.5%
Technology	5.1%
Basic Materials	4.7%
Energy	2.7%
Mutual Funds	2.7%
Diversified	1.7%
Utilities	1.6%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-7.47%	4.52%	4.31%
Service Class	-7.56%	4.46%	4.26%
Administrative Class	-7.64%	4.40%	4.20%
Class A	-7.88%	4.11%	3.94%
Class A (sales load deducted)*	-13.18%	2.89%	3.32%
Class R3	-8.08%	3.83%	3.64%
MSCI EAFE Index	-8.66%	3.98%	2.97%

Hypothetical Investments in MassMutual Select Overseas Fund Class I and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/15/10 - 9/30/15
Class I	-7.45%	3.90%
MSCI EAFE Index	-8.66%	3.10%

Hypothetical Investments in MassMutual Select Overseas Fund Class R4 and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-7.75%	-7.29%
MSCI EAFE Index	-8.66%	-7.14%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Total Return Bond Fund – Portfolio of Investments

September 30, 2015

	Principal Amount	Value
BONDS & NOTES — 102.5%

CORPORATE DEBT — 23.1%
Airlines — 0.8%
America West Airlines, Inc. 8.057% 1/02/22	$911,670	$1,039,304
Continental Airlines, Inc. 5.983% 10/19/23	3,840,424	4,243,668
Continental Airlines, Inc. 6.545% 8/02/20	746,808	803,715
Continental Airlines, Inc. 8.048% 5/01/22	2,363,409	2,664,743
US Airways, Inc. 7.125% 4/22/25	1,412,027	1,641,482

		10,392,912

Auto Manufacturers — 0.2%
General Motors Co. 5.200% 4/01/45	1,110,000	1,041,672
General Motors Financial Co., Inc. 3.450% 4/10/22	1,400,000	1,346,640

		2,388,312

Banks — 5.6%
Bank of America Corp. 2.000% 1/11/18	8,100,000	8,129,954
Bank of America Corp. 5.650% 5/01/18	7,100,000	7,746,860
Bank of America NA FRN 0.731% 5/08/17	2,500,000	2,491,870
CIT Group, Inc. 5.250% 3/15/18	1,406,000	1,444,665
Citigroup, Inc. FRN 0.879% 8/25/36	2,000,000	1,509,670
Citigroup, Inc. 5.850% 8/02/16	1,050,000	1,089,900
Credit Suisse FRN 0.822% 5/26/17	2,900,000	2,890,163
Discover Bank 2.000% 2/21/18	1,565,000	1,555,751
ING Bank NV FRN (a) 0.665% 1/04/16	13,000,000	12,995,606
JP Morgan Chase & Co. FRN 0.845% 4/25/18	2,700,000	2,687,618
JP Morgan Chase & Co. 6.300% 4/23/19	6,900,000	7,845,424
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	12,643,137
Lloyds Banking Group PLC 4.500% 11/04/24	4,000,000	4,021,000
Rabobank Nederland NY FRN 0.624% 4/28/17	3,900,000	3,897,945

	Principal Amount	Value
Royal Bank of Scotland Group PLC 6.400% 10/21/19	$1,250,000	$1,404,272
UBS AG 7.625% 8/17/22	4,400,000	5,062,143

		77,415,978

Beverages — 0.1%
DS Services of America, Inc. (a) 10.000% 9/01/21	1,400,000	1,608,250

Biotechnology — 0.4%
Amgen, Inc. 4.400% 5/01/45	675,000	619,759
Celgene Corp. 3.875% 8/15/25	2,000,000	2,000,372
Gilead Sciences, Inc. 3.650% 3/01/26	2,700,000	2,712,569

		5,332,700

Diversified Financial — 4.4%
Ally Financial, Inc. 5.500% 2/15/17	2,100,000	2,152,500
Citigroup, Inc. 6.125% 11/21/17	2,000,000	2,180,094
Federal Home Loan Banks STEP 1.250% 6/28/30	6,970,000	6,956,922
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	20,300,000	20,217,359
Ford Motor Credit Co. LLC FRN 0.761% 11/08/16	5,400,000	5,367,357
General Electric Capital Corp. 3.100% 1/09/23	4,000,000	4,089,872
General Electric Capital Corp. 6.875% 1/10/39	2,500,000	3,500,290
The Goldman Sachs Group, Inc. FRN 0.769% 3/22/16	7,800,000	7,798,229
The Goldman Sachs Group, Inc. FRN 1.925% 11/29/23	1,200,000	1,207,087
The Goldman Sachs Group, Inc. 5.350% 1/15/16	2,000,000	2,025,552
International Lease Finance Corp. (a) 7.125% 9/01/18	2,000,000	2,199,800
Macquarie Bank Ltd. (a) 6.625% 4/07/21	2,100,000	2,353,863
Morgan Stanley 4.750% 3/22/17	1,400,000	1,466,611

		61,515,536

Electric — 1.7%
Aep Texas Central Co. 3.850% 10/01/25	2,000,000	2,022,898
Berkshire Hathaway Energy Co. 4.500% 2/01/45	1,000,000	991,256

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entergy Louisiana LLC 3.780% 4/01/25	$1,250,000	$1,278,469
FirstEnergy Transmission LLC (a) 5.450% 7/15/44	4,000,000	4,121,560
Indianapolis Power & Light Co. 4.700% 9/01/45	2,000,000	2,047,870
IPALCO Enterprises, Inc. 5.000% 5/01/18	4,588,000	4,805,930
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	1,991,923
NextEra Energy Capital Holdings, Inc. 2.056% 9/01/17	4,000,000	4,026,624
Oncor Electric Delivery Co. LLC 4.100% 6/01/22	2,000,000	2,102,152

		23,388,682

Foods — 0.1%
Kraft Heinz Foods Co. (a) 5.200% 7/15/45	1,750,000	1,853,336

Gas — 0.3%
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	800,000	927,852
KeySpan Gas East Corp. (a) 5.819% 4/01/41	2,837,000	3,385,497

		4,313,349

Health Care – Services — 0.5%
DaVita HealthCare Partners, Inc. 5.000% 5/01/25	1,400,000	1,344,000
HCA, Inc. 6.500% 2/15/20	2,515,000	2,741,350
Tenet Healthcare Corp. FRN (a) 3.837% 6/15/20	1,096,000	1,088,465
UnitedHealth Group, Inc. 3.750% 7/15/25	2,085,000	2,155,133

		7,328,948

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	1,975,000	1,994,750

Insurance — 2.5%
American International Group, Inc. 5.050% 10/01/15	12,500,000	12,500,000
Farmers Exchange Capital II VRN (a) 6.151% 11/01/53	1,750,000	1,875,440
Farmers Exchange Capital III VRN (a) 5.454% 10/15/54	4,540,000	4,502,127
The Guardian Life Insurance Co. of America (a) 4.875% 6/19/64	3,000,000	2,898,069
Principal Life Global Funding II (a) 1.200% 5/19/17	6,300,000	6,291,659

	Principal Amount	Value
Teachers Insurance & Annuity Association of America VRN (a) 4.375% 9/15/54	$4,000,000	$4,048,560
ZFS Finance USA Trust II VRN (a) 6.450% 12/15/65	3,000,000	3,030,000

		35,145,855

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.125% 5/01/23	1,500,000	1,382,850
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500% 4/30/21	1,300,000	1,306,500
CCO Safari II LLC (a) 4.908% 7/23/25	3,945,000	3,926,076
DISH DBS Corp. 6.750% 6/01/21	695,000	669,368
Neptune Finco Corp. (b) 6.625% 10/15/25	1,405,000	1,412,025

		8,696,819

Oil & Gas — 0.8%
Anadarko Petroleum Corp. 4.500% 7/15/44	1,000,000	889,498
BP Capital Markets PLC 3.535% 11/04/24	5,000,000	4,961,135
Canadian Natural Resources Ltd. 3.900% 2/01/25	1,600,000	1,471,237
Chesapeake Energy Corp. 6.625% 8/15/20	1,000,000	743,120
Continental Resources, Inc. 4.900% 6/01/44	1,000,000	714,914
Noble Energy, Inc. 3.900% 11/15/24	1,100,000	1,023,010
Shell International Finance BV 4.375% 5/11/45	1,415,000	1,399,225

		11,202,139

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. FRN (a) 3.337% 12/15/19	650,000	627,250

Pharmaceuticals — 0.4%
Actavis Funding SCS 3.800% 3/15/25	2,630,000	2,540,683
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. (a) 6.000% 7/15/23	700,000	691,250
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	400,000	380,000
VRX Escrow Corp. (a) 5.875% 5/15/23	821,000	784,568

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
VRX Escrow Corp. (a) 6.125% 4/15/25	$1,500,000	$1,428,750

		5,825,251

Pipelines — 1.3%
Boardwalk Pipelines LP 3.375% 2/01/23	5,000,000	4,336,375
Energy Transfer Partners LP 3.600% 2/01/23	4,790,000	4,312,255
Energy Transfer Partners LP 5.950% 10/01/43	750,000	662,858
EnLink Midstream Partners LP 5.050% 4/01/45	2,650,000	2,245,220
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	800,000	732,000
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	2,010,000	2,010,000
Sabine Pass Liquefaction LLC 6.250% 3/15/22	2,000,000	1,860,000
Sabine Pass LNG LP 7.500% 11/30/16	650,000	664,625
Spectra Energy Partners LP 4.500% 3/15/45	1,610,000	1,365,691

		18,189,024

Real Estate — 0.6%
American Campus Communities, Inc. 3.350% 10/01/20	3,000,000	3,035,805
Scentre Group Trust 1/Scentre Group Trust 2 (a) 2.375% 11/05/19	4,600,000	4,594,337

		7,630,142

Real Estate Investment Trusts (REITS) — 0.8%
Alexandria Real Estate Equities, Inc. 4.600% 4/01/22	2,000,000	2,101,760
HCP, Inc. 3.750% 2/01/16	2,975,000	3,000,320
HCP, Inc. 5.625% 5/01/17	1,500,000	1,590,750
Vereit Operating Partnership LP 2.000% 2/06/17	2,105,000	2,062,900
Welltower, Inc. 3.625% 3/15/16	450,000	454,464
Welltower, Inc. 3.750% 3/15/23	1,300,000	1,296,116

		10,506,310

Retail — 0.4%
Walgreens Boots Alliance, Inc. FRN 0.775% 5/18/16	5,000,000	4,996,965

Software — 0.1%
First Data Corp. (a) 5.375% 8/15/23	1,400,000	1,386,000

	Principal Amount	Value
Microsoft Corp. 3.750% 2/12/45	$600,000	$554,390

		1,940,390

Telecommunications — 1.3%
Altice US Finance I Corp. (a) 5.375% 7/15/23	1,400,000	1,344,000
AT&T, Inc. 4.750% 5/15/46	2,900,000	2,657,261
AT&T, Inc. 4.800% 6/15/44	1,500,000	1,386,745
Sprint Communications, Inc. (a) 9.000% 11/15/18	1,666,000	1,748,134
Verizon Communications, Inc. FRN 2.086% 9/14/18	7,300,000	7,505,729
Verizon Communications, Inc. 2.500% 9/15/16	617,000	625,478
Verizon Communications, Inc. 3.650% 9/14/18	2,300,000	2,424,407

		17,691,754

TOTAL CORPORATE DEBT (Cost $322,876,658)		319,984,652

MUNICIPAL OBLIGATIONS — 1.9%
Denver Public Schools BAB 6.220% 12/15/26	4,300,000	5,088,663
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	8,711,876
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	11,338,600
New York State Dormitory Authority 5.051% 9/15/27	600,000	690,168
State of California 7.950% 3/01/36	700,000	839,062

		26,668,369

TOTAL MUNICIPAL OBLIGATIONS (Cost $22,574,854)		26,668,369

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.6%
Automobile ABS — 0.2%
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A2 0.400% 12/15/16	2,733,430	2,733,512

Commercial MBS — 4.6%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.811% 2/24/51	5,964,976	6,167,399

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	$31,036,000	$32,750,305
Commercial Mortgage Trust, Series 2007-CD4, Class A1A VRN 5.289% 12/11/49	6,836,428	7,051,972
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3 VRN 6.270% 2/15/41	2,800,000	3,017,349
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	3,798,791	3,798,791
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2 2.206% 5/15/45	2,608,438	2,636,421
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2 (a) 3.673% 2/15/46	1,440,755	1,459,924
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2 5.300% 11/15/38	4,271,365	4,302,964
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,500,000	2,644,919

		63,830,044

Credit Card ABS — 0.3%
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3 FRN 0.403% 5/09/18	3,480,000	3,478,367

Home Equity ABS — 2.4%
ABFC Trust, Series 2005-WF1, Class A2C FRN 0.814% 12/25/34	3,869,656	3,857,773
Accredited Mortgage Loan Trust, Series 2006-1, Class A3 FRN 0.374% 4/25/36	2,448,257	2,418,969
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2 FRN 0.384% 5/25/37	1,692,431	1,616,177
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3 FRN 0.344% 5/25/36	1,880,573	1,785,663
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A3 FRN 0.354% 1/25/34	916,503	844,309

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3 FRN 0.544% 4/25/36	$2,421,320	$2,386,342
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1 FRN 1.049% 8/25/34	2,164,175	2,025,580
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4 FRN 0.554% 10/25/35	2,068,492	1,887,558
Home Equity Asset Trust, Series 2003-4, Class M1 FRN 1.394% 10/25/33	5,571,801	5,205,360
Lehman XS Trust, Series 2005-4, Class 1A3 FRN 0.994% 10/25/35	1,197,294	1,069,436
Morgan Stanley Capital, Inc. Trust, Series 2007-HE2, Class A2C FRN 0.324% 1/25/37	2,791,283	1,552,771
Morgan Stanley Home Equity Loan Trust, Series 2007-2, Class A2 FRN 0.364% 4/25/37	6,444,940	3,673,059
Residential Asset Securities Corp., Series 2005-KS11, Class M1 FRN 0.594% 12/25/35	4,600,000	4,343,589
Soundview Home Loan Trust, Series 2007-NS1, Class A2 FRN 0.344% 1/25/37	896,980	886,129

		33,552,715

Other ABS — 4.9%
Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class A2D FRN 0.564% 9/25/35	2,752,982	2,745,624
AMMC CLO XIV Ltd., Series 2014-14A, Class A1L FRN (a) 1.745% 7/27/26	2,400,000	2,383,526
Betony CLO Ltd., Series 2015-1A, Class A FRN (a) 1.799% 4/15/27	3,600,000	3,582,889
Cedar Funding CLO Ltd., Series 2014-3A, Class A1 FRN (a) 1.863% 5/20/26	2,000,000	1,985,290
Dryden Senior Loan Fund, Series 2015-37A, Class A FRN (a) 1.789% 4/15/27	3,650,000	3,633,049
Flatiron CLO Ltd., Series 2014-1A, Class A1 FRN (a) 1.669% 7/17/26	3,800,000	3,763,828
Limerock CLO III LLC, Series 2014-3A, Class A1 FRN (a) 1.817% 10/20/26	3,000,000	2,980,620

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Magnetite CLO Ltd., Series 2015-12A, Class A FRN (a) 1.789% 4/15/27	$3,630,000	$3,616,304
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D FRN 0.484% 2/25/36	8,067,470	7,077,126
Morgan Stanley Capital, Inc. Trust, Series 2006-NC5, Class A2C FRN 0.344% 10/25/36	6,058,617	3,711,254
Park Place Securities, Inc., Series 2005-WCW1, Class M1 FRN 0.644% 9/25/35	6,626,107	6,602,315
Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A3 FRN 0.354% 7/25/36	2,930,723	2,920,862
RAAC Trust, Series 2007-SP1, Class M1 FRN 0.764% 3/25/37	4,600,000	3,775,648
Structured Asset Investment Loan Trust, Series 2005-8, Class A4 FRN 0.554% 10/25/35	6,206,937	6,115,364
Voya CLO Ltd., Series 2015-1A, Class A1 FRN (a) 1.755% 4/18/27	3,590,000	3,571,232
Voya CLO Ltd., Series 2014-4A, Class A1 FRN (a) 1.786% 10/14/26	3,750,000	3,728,794
Wells Fargo Home Equity Trust, Series 2006-1, Class A4 FRN 0.424% 5/25/36	5,502,209	5,449,451

		67,643,176

Student Loans ABS — 7.2%
Access Group, Inc., Series 2015-1, Class A FRN (a) 0.894% 7/25/56	5,330,216	5,172,047
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2 FRN (a) 0.994% 4/26/32	4,100,000	3,946,945
Goal Capital Funding Trust, Series 2005-2, Class A3 FRN 0.499% 5/28/30	6,215,169	6,084,147
Navient Student Loan Trust, Series 2014-8, Class A3 FRN 0.794% 5/27/31	7,680,000	7,411,441
Nelnet Student Loan Trust, Series 2015-2A, Class A2 FRN (a) 0.794% 9/25/42	6,305,000	6,065,280
SLC Student Loan Trust, Series 2006-1, Class A6 FRN 0.497% 12/15/38	7,380,000	6,312,692

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-2, Class A6 FRN 0.497% 9/15/39	$7,720,000	$6,552,270
SLM Student Loan Trust, Series 2003-11, Class A5 FRN (a) 0.387% 12/15/22	5,031,480	5,010,348
SLM Student Loan Trust, Series 2012-6, Class A2 FRN 0.474% 9/25/19	4,465,488	4,447,777
SLM Student Loan Trust, Series 2012-7, Class A2 FRN 0.474% 9/25/19	5,299,909	5,272,411
SLM Student Loan Trust, Series 2005-9, Class B FRN 0.595% 1/25/41	3,670,185	3,051,558
SLM Student Loan Trust, Series 2007-6, Class A4 FRN 0.675% 10/25/24	7,770,000	7,339,621
SLM Student Loan Trust, Series 2011-2, Class A1 FRN 0.794% 11/25/27	6,001,899	5,950,169
SLM Student Loan Trust, Series 2012-2, Class A FRN 0.894% 1/25/29	4,997,620	4,896,621
SLM Student Loan Trust, Series 2004-5A, Class A5 FRN (a) 0.895% 10/25/23	3,002,780	2,997,334
SLM Student Loan Trust, Series 2008-9, Class A FRN 1.795% 4/25/23	5,629,813	5,639,425
SLM Student Loan Trust, Series 2008-5, Class A4 FRN 1.995% 7/25/23	4,355,000	4,377,091
SLM Student Loan Trust, Series 2008-5, Class B FRN 2.145% 7/25/29	3,735,000	3,444,450
SLM Student Loan Trust, Series 2008-9, Class B FRN 2.545% 10/25/29	3,630,000	3,486,830
Wachovia Student Loan Trust, Series 2006-1, Class A6 FRN (a) 0.465% 4/25/40	3,300,000	2,973,721

		100,432,178

WL Collateral CMO — 6.0%
Banc of America Funding Ltd., Series 2012-R5, Class A FRN (a) 0.459% 10/03/39	2,367,635	2,351,684
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1 FRN 2.519% 5/25/35	4,680,786	4,277,104

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.455% 9/25/36	$200,965	$178,046
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2 FRN 2.632% 3/25/36	30,779	28,601
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1 FRN 2.301% 11/25/35	7,719,273	6,700,322
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.726% 9/25/35	2,635,531	2,633,801
HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A FRN 0.556% 6/20/35	6,601,312	6,104,257
Indymac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2 FRN 0.374% 2/25/37	4,973,991	4,607,520
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 FRN 4.464% 7/25/36	7,360,333	6,302,597
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.714% 1/25/36	2,450,688	2,193,184
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 2.855% 8/25/35	2,381,921	2,309,673
JP Morgan Mortgage Trust, Series 2007-A2, Class 4A2 FRN 4.875% 4/25/37	6,602,355	6,005,987
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1 FRN 2.374% 4/25/34	2,754,207	2,579,149
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A FRN (a) 0.933% 6/26/47	6,738,598	6,513,011
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.474% 12/25/35	2,270,222	1,960,025
RALI Trust, Series 2006-QA7, Class 2A1 FRN 0.379% 8/25/36	1,759,623	1,468,144
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1 6.500% 7/25/36	6,376,205	4,045,696
STARM Mortgage Loan Trust, Series 2007-1, Class 3A1 FRN 6.005% 2/25/37	1,195,989	1,180,008
Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class A3 FRN 0.414% 9/25/47	3,946,498	3,154,409

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A FRN 0.504% 1/25/45	$2,940,599	$2,710,665
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7, Class 4CB 7.000% 8/25/35	5,937,454	3,998,196
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 1A1 FRN 2.695% 7/25/36	2,388,724	2,313,914
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR3, Class A4 FRN 5.800% 4/25/37	5,832,913	5,623,320
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 FRN 2.596% 2/25/34	1,376,034	1,380,151
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	2,509,822	2,495,960

		83,115,424

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $349,878,134)		354,785,416

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 28.2%
Collateralized Mortgage Obligations — 2.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series KF04, Class A 0.502% 6/25/21 FRN	2,778,159	2,781,430
Series KF05, Class A 0.549% 9/25/21 FRN	9,398,547	9,404,331
Series KS02, Class A 0.572% 8/25/23 FRN	4,047,194	4,047,193
Series K041, Class A2 3.171% 10/25/24	7,190,000	7,499,212
Series K040, Class A2 3.241% 9/25/24	6,690,000	7,022,719
Series K151, Class A3 3.511% 4/25/30	2,870,000	3,014,045
Series KSCT, Class A2 4.285% 1/25/20	1,960,000	2,171,528

		35,940,458

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 25.6%
Federal Home Loan Mortgage Corp. Pool #G18568 2.500% 9/01/30	$9,385,000	$9,580,765
Pool #G18565 3.000% 8/01/30	1,629,954	1,698,017
Pool #G07848 3.500% 4/01/44	13,213,369	13,873,005
Pool #G07924 3.500% 1/01/45	13,097,499	13,706,329
Pool #G08641 3.500% 5/01/45	12,429,902	12,941,665
Pool #G08654 3.500% 7/01/45	7,809,870	8,131,417
Pool #A95282 4.500% 12/01/40	136,548	148,362
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	2,200,000	2,206,448
Pool #470529 2.475% 4/01/19	1,754,512	1,810,833
Pool #AL6829 2.965% 5/01/27	4,791,888	4,859,843
Pool #AB1768 3.000% 11/01/25	12,675	13,240
Pool #AB7164 3.000% 12/01/27	460,679	481,734
Pool #AB9656 3.000% 6/01/28	415,229	433,622
Pool #AU7545 3.000% 10/01/28	45,304	47,424
Pool #AS2541 3.000% 5/01/29	916,491	956,230
Pool #AW4568 3.000% 6/01/29	462,882	483,748
Pool #MA1607 3.000% 10/01/33	6,756,695	7,006,904
Pool #466386 3.430% 10/01/20	2,997,925	3,201,638
Pool #AB4262 3.500% 1/01/32	5,905,822	6,253,020
Pool #MA1148 3.500% 8/01/42	12,108,450	12,665,155
Pool #MA1404 3.500% 4/01/43	6,438,275	6,734,285
Pool #MA1463 3.500% 6/01/43	975,222	1,020,059
Pool #466216 3.540% 10/01/20	2,500,000	2,684,066
Pool #AM4407 3.650% 9/01/23	1,971,923	2,122,452

	Principal Amount	Value
Pool #FN0001 3.766% 12/01/20	$7,104,045	$7,687,390
Pool #468518 3.930% 7/01/21	1,797,002	1,960,405
Pool #AW8335 4.000% 9/01/44	4,962,584	5,370,446
Pool #AX2127 4.000% 10/01/44	7,136,588	7,723,125
Pool #468066 4.295% 6/01/21	4,232,593	4,683,010
Pool #FN0003 4.298% 1/01/21	3,175,109	3,506,437
Pool #AA4986 4.500% 3/01/39	306,098	338,394
Pool #AD1654 4.500% 3/01/40	635,213	700,844
Pool #AE2100 4.500% 8/01/40	215,333	234,149
Pool #AE3204 4.500% 10/01/40	244,007	266,168
Pool #MA1159 4.500% 8/01/42	546,347	593,747
Pool #467731 4.620% 4/01/21	2,103,141	2,357,434
Pool #833215 5.000% 9/01/35	1,434,299	1,589,887
Pool #AA0974 5.000% 2/01/37	20,033	22,168
Pool #991101 5.000% 12/01/38	26,779	29,859
Pool #AD7136 5.000% 7/01/40	123,722	136,640
Pool #AE5002 5.000% 11/01/40	74,124	82,674
Pool #AB2350 5.000% 2/01/41	142,311	157,214
Pool #AL0933 5.000% 10/01/41	178,117	196,937
Pool #AJ6307 5.000% 12/01/41	118,576	131,327
Pool #AQ1351 5.000% 11/01/42	252,365	281,476
Pool #357829 6.000% 6/01/35	413,100	475,521
Pool #896019 6.000% 8/01/36	7,587	8,715
Pool #AE0394 6.000% 1/01/39	10,994	12,546
Pool #AL0013 6.000% 4/01/40	683,156	779,390
Pool #AL0152 6.000% 6/01/40	317,093	361,894

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AL3365 6.000% 5/01/41	$2,606,744	$2,973,099
Federal National Mortgage Association TBA Pool #9768 3.000% 12/01/42 (b)	65,135,000	66,000,071
Pool #17115 3.500% 5/01/43 (b)	18,465,000	19,258,419
Pool #18388 4.000% 7/01/42 (b)	25,725,000	27,437,320
Pool #18388 4.000% 7/01/42 (b)	5,155,000	5,488,061
Pool #21133 4.500% 4/01/40 (b)	10,725,000	11,626,570
Government National Mortgage Association Pool #670848 5.000% 1/15/38	11,468	12,657
Pool #676882 5.000% 3/15/38	396,112	437,178
Pool #782487 5.000% 12/15/38	536,687	595,597
Pool #701354 5.000% 2/15/39	252,144	278,757
Pool #782632 5.000% 4/15/39	44,205	49,257
Pool #716783 5.000% 4/15/39	1,664,544	1,841,272
Pool #721292 5.000% 6/15/40	10,987	12,185
Pool #743991 5.000% 11/15/40	85,214	95,603
Pool #760376 5.000% 9/15/41	29,662	33,113
Pool #760389 5.000% 10/15/41	615,097	678,865
Government National Mortgage Association II Pool #MA3033 3.000% 8/20/45	9,158,791	9,359,855
Pool #MA2826 3.500% 5/20/45	6,573,596	6,893,546
Pool #MA2961 3.500% 7/20/45	6,319,773	6,631,318
Government National Mortgage Association II TBA Pool #1635 3.500% 9/01/43 (b)	30,045,000	31,472,138
Pool #1367 4.000% 4/01/43 (b)	6,720,000	7,157,850

	Principal Amount	Value
Pool #1523 4.500% 3/01/41 (b)	$4,000,000	$4,297,500

		355,378,289

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $389,046,238)		391,318,747

U.S. TREASURY OBLIGATIONS — 23.7%
U.S. Treasury Bonds & Notes — 23.7%
U.S. Treasury Bond 2.875% 8/15/45	37,605,000	37,582,230
U.S. Treasury Inflation Index 0.125% 4/15/16	4,060,007	4,020,146
U.S. Treasury Inflation Index 0.125% 7/15/24	11,161,524	10,649,378
U.S. Treasury Inflation Index 0.250% 1/15/25	21,456,842	20,565,890
U.S. Treasury Inflation Index 0.750% 2/15/45	16,129,375	13,987,410
U.S. Treasury Inflation Index 1.375% 2/15/44	17,873,920	18,135,272
U.S. Treasury Inflation Index 2.500% 7/15/16	2,392,902	2,432,222
U.S. Treasury Note 0.625% 8/31/17	70,285,000	70,287,748
U.S. Treasury Note 1.375% 8/31/20	64,985,000	65,061,156
U.S. Treasury Note 1.375% 9/30/20	63,820,000	63,820,000
U.S. Treasury Note 2.000% 8/15/25	21,900,000	21,785,367

		328,326,819

TOTAL U.S. TREASURY OBLIGATIONS (Cost $331,745,217)		328,326,819

TOTAL BONDS & NOTES (Cost $1,416,121,101)		1,421,084,003

TOTAL LONG-TERM INVESTMENTS (Cost $1,416,121,101)		1,421,084,003

SHORT-TERM INVESTMENTS — 11.1%
Commercial Paper — 0.2%
Credit Suisse New York 0.742% 12/07/15	3,000,000	3,000,613

Discount Notes — 9.6%
Federal Home Loan Bank 0.000% 10/06/15	9,830,000	9,829,870

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Bank 0.071% 10/02/15	$22,250,000	$22,249,957
Federal Home Loan Bank 0.075% 10/05/15	13,000,000	12,999,892
Federal Home Loan Bank 0.160% 11/18/15	39,945,000	39,936,478
Federal Home Loan Bank 0.180% 11/18/15	18,530,000	18,525,553
Federal Home Loan Bank 0.200% 11/30/15	29,330,000	29,320,223

		132,861,973

Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (c)	18,393,313	18,393,313

U.S. Treasury Bills — 0.0%
U.S. Treasury Bill (d) 0.000% 10/15/15	270,000	269,998
U.S. Treasury Bill 0.000% 10/22/15	85,000	84,998
U.S. Treasury Bill (d) 0.000% 1/07/16	290,000	289,941

		644,937

TOTAL SHORT-TERM INVESTMENTS (Cost $154,900,836)		154,900,836

TOTAL INVESTMENTS — 113.6% (Cost $1,571,021,937) (e)		1,575,984,839

Other Assets/(Liabilities) — (13.6)%		(188,611,372)

NET ASSETS — 100.0%		$1,387,373,467

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
WL	Whole Loan
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $181,935,620 or 13.11% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $18,393,318. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $18,765,384.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
Citigroup Capital XIII VRN 7.875%	6,050	$155,425

TOTAL PREFERRED STOCK (Cost $162,660)		155,425

TOTAL EQUITIES (Cost $162,660)		155,425

	Principal Amount
BONDS & NOTES — 93.6%

BANK LOANS — 3.1%
Airlines — 0.2%
American Airlines, Inc., New Term Loan 3.250% 6/26/20	$491,250	485,846

Building Materials — 0.1%
ABC Supply Co., Inc., Term Loan 3.500% 4/16/20	174,112	172,515

Coal — 0.1%
Murray Energy Corp., Term Loan B2 7.500% 4/16/20	199,500	154,557

Commercial Services — 0.0%
Brickman Group Ltd. LLC, 1st Lien Term Loan 4.000% 12/18/20	129,343	127,168

Diversified Financial Services — 0.1%
Ziggo Financing Partnership, USD Term Loan B1 3.500% 1/15/22	107,238	105,147
Ziggo Financing Partnership, USD Term Loan B2A 3.500% 1/15/22	69,106	67,759
Ziggo Financing Partnership, USD Term Loan B3 3.500% 1/15/22	113,655	111,439

		284,345

Electric — 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan 4.250% 6/19/16	1,060,000	1,056,025

Health Care – Services — 0.1%
MPH Acquisition Holdings LLC, Term Loan 3.750% 3/31/21	364,083	359,258

	Principal Amount	Value
Lodging — 0.0%
Station Casinos LLC, Term Loan B 4.250% 3/02/20	$19,003	$18,955

Machinery – Diversified — 0.1%
Gardner Denver, Inc., USD Term Loan 4.250% 7/30/20	137,200	129,045

Media — 0.3%
Univision Communications, Inc., Term Loan C3 4.000% 3/01/20	348,147	345,592
Univision Communications, Inc., Term Loan C4 4.000% 3/01/20	427,741	424,665

		770,257

Mining — 0.0%
FMG Resources (August 2006) Property Ltd., New Term Loans B 3.750% 6/30/19	146,383	119,394

Packaging & Containers — 0.0%
Berry Plastics Holding Corp., Term Loan F 4.000% 10/01/22	40,000	39,894

Pharmaceuticals — 0.2%
DPx Holdings B.V., 2014 USD Incremental Term Loan 4.250% 3/11/21	358,186	351,248
Valeant Pharmaceuticals International, Term Loan B F1 4.000% 4/01/22	268,650	265,596

		616,844

Retail — 0.7%
1011778 B.C. Unlimited Liability Co., 2015 Term Loan B 3.750% 12/12/21	384,823	382,802
Academy, Ltd., 2015 Term Loan B 0.000% 7/01/22	311,093	309,189
Michaels Stores, Inc., Term Loan B 3.750% 1/28/20	127,075	126,780
Neiman Marcus Group, Inc., 2020 Term Loan 4.250% 10/25/20	329,165	321,729
PetSmart, Inc., Term Loan B 4.250% 3/11/22	389,025	388,014
Staples, Inc., Term Loan B 0.000% 4/07/21	380,000	377,769

		1,906,283

Software — 0.2%
First Data Corp., Extended 2021 Term Loan 4.197% 3/24/21	100,000	99,750
Kronos, Inc., Initial Incremental Term Loan 4.500% 10/30/19	487,898	485,610

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SunGard Data Systems, Inc., Term Loan E 4.000% 3/08/20	$87,388	$87,251

		672,611

Specialty Stores — 0.1%
Party City Holdings, Inc.., 2015 Term Loan B 4.000% 8/19/22	392,020	390,942

Telecommunications — 0.4%
Telesat Canada, USD Term Loan B2 3.500% 3/28/19	733,083	725,979
Virgin Media Investment Holdings Ltd., USD Term Loan F 3.500% 6/30/23	389,328	383,247

		1,109,226

Transportation — 0.1%
Air Medical Group Holdings, Inc.., Term Loan B 4.500% 4/28/22	159,600	157,356

TOTAL BANK LOANS (Cost $8,709,764)		8,570,521

CORPORATE DEBT — 30.2%
Advertising — 0.0%
WPP Finance 2010 5.125% 9/07/42	60,000	58,905

Aerospace & Defense — 0.1%
The Boeing Co. 4.875% 2/15/20	10,000	11,253
The Boeing Co. 6.000% 3/15/19	130,000	147,541
Raytheon Co. 3.125% 10/15/20	120,000	125,729
United Technologies Corp. 4.500% 6/01/42	100,000	101,829

		386,352

Agriculture — 1.0%
Altria Group, Inc. 2.850% 8/09/22	210,000	205,175
Altria Group, Inc. 4.750% 5/05/21	290,000	315,987
Altria Group, Inc. 5.375% 1/31/44	110,000	119,587
Altria Group, Inc. 9.250% 8/06/19	180,000	224,335
Altria Group, Inc. 9.950% 11/10/38	30,000	47,971
Altria Group, Inc. 10.200% 2/06/39	130,000	210,132
Philip Morris International, Inc. 2.500% 8/22/22	80,000	78,116

	Principal Amount	Value
Philip Morris International, Inc. 2.900% 11/15/21	$240,000	$241,281
Philip Morris International, Inc. 4.500% 3/20/42	80,000	80,215
Reynolds American, Inc. 3.250% 6/12/20	120,000	123,424
Reynolds American, Inc. 3.250% 11/01/22	90,000	89,541
Reynolds American, Inc. (a) 3.750% 5/20/23	230,000	231,041
Reynolds American, Inc. 5.850% 8/15/45	460,000	511,782
Reynolds American, Inc. 6.750% 6/15/17	175,000	189,445
Reynolds American, Inc. (a) 8.125% 6/23/19	10,000	11,842

		2,679,874

Airlines — 0.1%
Delta Air Lines, Inc., Series 2007-1 Class A 6.821% 2/10/24	203,392	235,935
United Air Lines, Inc. 9.750% 7/15/18	82,818	90,072

		326,007

Auto Manufacturers — 0.5%
Daimler Finance NA LLC (a) 2.625% 9/15/16	260,000	262,931
Fiat Chrysler Automobiles NV 4.500% 4/15/20	200,000	190,000
Ford Motor Co. 4.750% 1/15/43	660,000	619,113
General Motors Co. 6.250% 10/02/43	180,000	191,462
General Motors Financial Co., Inc. 2.750% 5/15/16	50,000	50,306
General Motors Financial Co., Inc. 3.250% 5/15/18	40,000	40,464
General Motors Financial Co., Inc. 3.450% 4/10/22	30,000	28,857
General Motors Financial Co., Inc. 4.250% 5/15/23	10,000	9,796
General Motors Financial Co., Inc. 4.375% 9/25/21	80,000	81,679

		1,474,608

Automotive & Parts — 0.1%
Schaeffler Holding Finance BV (a) 6.750% 11/15/22	200,000	215,000

Banks — 7.1%
Bank of America Corp. 2.600% 1/15/19	180,000	181,829
Bank of America Corp. 3.300% 1/11/23	90,000	89,312

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Corp. 3.875% 3/22/17	$70,000	$72,317
Bank of America Corp. 3.875% 8/01/25	250,000	253,473
Bank of America Corp. 4.000% 4/01/24	270,000	277,913
Bank of America Corp. 4.000% 1/22/25	270,000	264,618
Bank of America Corp. 4.125% 1/22/24	290,000	303,164
Bank of America Corp. 4.200% 8/26/24	380,000	379,728
Bank of America Corp. 4.875% 4/01/44	220,000	228,374
Bank of America Corp. 5.000% 5/13/21	220,000	242,414
Bank of America Corp. 5.000% 1/21/44	460,000	484,417
Bank of America Corp. 5.625% 7/01/20	210,000	236,854
Bank of America Corp. 5.650% 5/01/18	90,000	98,200
Bank of America Corp. 5.750% 12/01/17	30,000	32,428
Bank of America Corp. VRN 6.250% 9/29/49	290,000	283,475
Bank of America Corp. 7.625% 6/01/19	40,000	47,077
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	140,588
BBVA US Senior SAU 4.664% 10/09/15	260,000	260,143
BNP Paribas SA 2.375% 9/14/17	130,000	131,958
CIT Group, Inc. 5.000% 8/01/23	150,000	149,062
Citigroup, Inc. 3.750% 6/16/24	300,000	305,133
Citigroup, Inc. 3.875% 10/25/23	60,000	61,870
Citigroup, Inc. 4.300% 11/20/26	1,070,000	1,059,612
Citigroup, Inc. 4.400% 6/10/25	340,000	341,950
Citigroup, Inc. 4.450% 9/29/27	270,000	268,544
Citigroup, Inc. 4.650% 7/30/45	650,000	648,340
Citigroup, Inc. VRN 5.950% 12/29/49	500,000	471,250
Citigroup, Inc. VRN 6.300% 12/29/49	150,000	144,322

	Principal Amount	Value
Citigroup, Inc. 6.625% 6/15/32	$20,000	$23,656
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	77,386
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375% 8/04/25	280,000	280,201
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625% 12/01/23	250,000	258,298
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.250% 8/04/45	895,000	905,733
Credit Agricole SA VRN (a) 8.375% 10/29/49	480,000	544,896
Credit Suisse Group Funding Guernsey Ltd. (a) 3.750% 3/26/25	300,000	291,346
Credit Suisse Group Funding Guernsey Ltd. (a) 4.875% 5/15/45	260,000	254,786
The Goldman Sachs Group, Inc. 2.375% 1/22/18	70,000	70,914
The Goldman Sachs Group, Inc. 3.850% 7/08/24	90,000	91,745
The Goldman Sachs Group, Inc. 5.150% 5/22/45	430,000	422,069
HSBC Holdings PLC 4.250% 8/18/25	330,000	325,181
HSBC Holdings PLC 6.500% 9/15/37	300,000	351,423
ING Bank NV (a) 5.800% 9/25/23	210,000	227,680
Intesa Sanpaolo SpA (a) 5.017% 6/26/24	450,000	444,059
JP Morgan Chase & Co. 3.375% 5/01/23	130,000	127,044
JP Morgan Chase & Co. 3.625% 5/13/24	80,000	81,111
JP Morgan Chase & Co. 3.875% 9/10/24	380,000	376,369
JP Morgan Chase & Co. 4.250% 10/01/27	210,000	209,141
JP Morgan Chase & Co. 4.950% 6/01/45	290,000	290,870
M&T Bank Corp. 6.875% 12/29/49	440,000	442,200
Morgan Stanley 4.000% 7/23/25	220,000	224,838
Nordea Bank AB (a) 4.875% 5/13/21	390,000	419,617
Rabobank Nederland VRN (a) 11.000% 12/29/49	210,000	258,195

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Royal Bank of Scotland Group PLC 6.000% 12/19/23	$240,000	$255,520
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	225,654
Royal Bank of Scotland Group PLC 6.125% 12/15/22	110,000	119,043
Royal Bank of Scotland Group PLC VRN 7.648% 12/31/49	30,000	37,350
Royal Bank of Scotland NV 4.650% 6/04/18	70,000	72,253
Standard Chartered PLC (a) 5.700% 3/26/44	470,000	451,550
State Street Corp. STEP 4.956% 3/15/18	280,000	298,642
Sumitomo Mitsui Banking Corp. (a) 3.100% 1/14/16	200,000	201,257
UBS Group Funding Jersey Ltd. (a) 4.125% 9/24/25	230,000	228,895
Wachovia Capital Trust III VRN 5.570% 3/29/49	310,000	303,815
Wells Fargo & Co. 1.500% 1/16/18	110,000	109,896
Wells Fargo & Co. 3.450% 2/13/23	120,000	119,438
Wells Fargo & Co. STEP 3.676% 6/15/16	170,000	173,566
Wells Fargo & Co. 4.300% 7/22/27	610,000	621,676
Wells Fargo & Co. 4.480% 1/16/24	1,191,000	1,250,299
Wells Fargo & Co. 4.600% 4/01/21	40,000	43,896
Wells Fargo & Co. 4.650% 11/04/44	60,000	59,093
Wells Fargo & Co. 5.375% 11/02/43	110,000	121,146
Wells Fargo Bank NA 6.000% 11/15/17	250,000	272,521

		19,422,633

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	229,652
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	110,694
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	290,402
Diageo Capital PLC 4.828% 7/15/20	300,000	333,167
Diageo Investment Corp. 2.875% 5/11/22	150,000	148,383
Heineken NV (a) 1.400% 10/01/17	80,000	79,962

	Principal Amount	Value
Molson Coors Brewing Co. 3.500% 5/01/22	$30,000	$29,814
PepsiCo, Inc. 4.000% 3/05/42	50,000	48,225
Pernod Ricard SA (a) 2.950% 1/15/17	180,000	183,008
Pernod Ricard SA (a) 4.450% 1/15/22	250,000	262,606

		1,715,913

Biotechnology — 0.8%
Amgen, Inc. 3.625% 5/22/24	70,000	70,205
Amgen, Inc. 5.375% 5/15/43	220,000	234,559
Celgene Corp. 3.550% 8/15/22	140,000	142,113
Celgene Corp. 3.625% 5/15/24	40,000	39,826
Celgene Corp. 3.875% 8/15/25	520,000	520,097
Celgene Corp. 5.000% 8/15/45	400,000	396,759
Celgene Corp. 5.250% 8/15/43	70,000	71,211
Gilead Sciences, Inc. 3.650% 3/01/26	220,000	221,024
Gilead Sciences, Inc. 3.700% 4/01/24	210,000	214,886
Gilead Sciences, Inc. 4.500% 2/01/45	130,000	124,936
Gilead Sciences, Inc. 4.750% 3/01/46	160,000	160,738

		2,196,354

Chemicals — 0.3%
Eagle Spinco, Inc. 4.625% 2/15/21	330,000	279,269
Ecolab, Inc. 4.350% 12/08/21	50,000	54,106
Hexion, Inc. 6.625% 4/15/20	100,000	85,000
OCP SA (a) 4.500% 10/22/25	330,000	308,550
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	55,033

		781,958

Coal — 0.0%
Arch Coal, Inc. 7.000% 6/15/19	170,000	12,750
Murray Energy Corp. (a) 11.250% 4/15/21	190,000	99,750

		112,500

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.0%
Catholic Health Initiatives 4.350% 11/01/42	$20,000	$18,592
United Rentals North America, Inc. 5.500% 7/15/25	110,000	102,850

		121,442

Diversified Financial — 3.9%
AerCap Ireland Capital Ltd. 3.750% 5/15/19	150,000	147,375
Ally Financial, Inc. 3.500% 1/27/19	80,000	78,775
Ally Financial, Inc. 7.500% 9/15/20	296,000	335,960
American Express Co. VRN 6.800% 9/01/66	180,000	182,025
Boeing Capital Corp. 4.700% 10/27/19	150,000	167,222
Citigroup, Inc. 3.500% 5/15/23	140,000	136,289
Citigroup, Inc. VRN 5.350% 12/31/49	100,000	93,250
Citigroup, Inc. 5.500% 9/13/25	170,000	184,906
Citigroup, Inc. VRN 5.900% 12/29/49	60,000	58,500
Citigroup, Inc. VRN 5.950% 12/31/49	100,000	97,063
Citigroup, Inc. 6.000% 8/15/17	30,000	32,339
Countrywide Financial Corp. 6.250% 5/15/16	360,000	370,220
Federal National Mortgage Association 0.000% 10/09/19	1,460,000	1,355,800
Ford Motor Credit Co. LLC 8.125% 1/15/20	420,000	503,347
General Electric Capital Corp. 4.375% 9/16/20	10,000	11,033
General Electric Capital Corp. 4.650% 10/17/21	170,000	191,214
General Electric Capital Corp. 5.300% 2/11/21	260,000	299,080
General Electric Capital Corp. 5.875% 1/14/38	300,000	374,123
General Electric Capital Corp. VRN 6.375% 11/15/67	720,000	771,750
General Electric Capital Corp. 6.875% 1/10/39	300,000	420,035
The Goldman Sachs Group, Inc. 4.000% 3/03/24	100,000	102,926
The Goldman Sachs Group, Inc. 5.250% 7/27/21	100,000	111,524

	Principal Amount	Value
The Goldman Sachs Group, Inc. 5.375% 3/15/20	$290,000	$323,490
The Goldman Sachs Group, Inc. 6.000% 6/15/20	290,000	333,282
The Goldman Sachs Group, Inc. 6.250% 2/01/41	770,000	928,498
The Goldman Sachs Group, Inc. 6.750% 10/01/37	60,000	71,575
HSBC Finance Corp. 6.676% 1/15/21	460,000	538,212
Hyundai Capital America (a) 2.125% 10/02/17	70,000	70,242
International Lease Finance Corp. (a) 6.750% 9/01/16	680,000	703,800
John Deere Capital Corp. 1.700% 1/15/20	40,000	39,475
John Deere Capital Corp. 2.250% 4/17/19	100,000	101,630
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	43,107
JP Morgan Chase & Co. 5.150% 10/01/15	310,000	310,000
KKR Group Finance Co. II LLC (a) 5.500% 2/01/43	20,000	20,917
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	122,940
Morgan Stanley 4.750% 3/22/17	40,000	41,903
Morgan Stanley 5.500% 7/24/20	200,000	224,531
Synchrony Financial 2.700% 2/03/20	200,000	197,737
Synchrony Financial 4.250% 8/15/24	300,000	298,882
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	290,358

		10,685,335

Electric — 1.1%
AES Corp. 4.875% 5/15/23	230,000	201,825
AES Corp. 5.500% 3/15/24	120,000	106,380
AES Corp. 7.375% 7/01/21	20,000	20,750
Calpine Corp. (a) 5.875% 1/15/24	120,000	123,600
Duke Energy Corp. 3.750% 4/15/24	100,000	102,953
Exelon Corp. 5.625% 6/15/35	290,000	317,038
FirstEnergy Corp. 2.750% 3/15/18	70,000	70,191

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FirstEnergy Corp. 4.250% 3/15/23	$310,000	$311,621
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	760,336
Majapahit Holding BV (b) 7.750% 1/20/20	370,000	411,625
Midamerican Energy Holdings Co., Series A 6.500% 9/15/37	40,000	50,247
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	130,732
Pacific Gas & Electric Co. 6.050% 3/01/34	180,000	217,342
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	59,278

		2,883,918

Electronics — 0.0%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	92,506
Thermo Fisher Scientific, Inc. 5.300% 2/01/44	20,000	21,043

		113,549

Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	19,680

Environmental Controls — 0.1%
Waste Management, Inc. 3.500% 5/15/24	90,000	91,301
Waste Management, Inc. 4.600% 3/01/21	30,000	33,089
Waste Management, Inc. 7.375% 5/15/29	50,000	66,332

		190,722

Foods — 0.6%
Kraft Foods Group, Inc. 3.500% 6/06/22	170,000	173,441
Kraft Foods Group, Inc. 5.375% 2/10/20	136,000	151,898
Kraft Heinz Foods Co. (a) 3.950% 7/15/25	120,000	122,782
Kraft Heinz Foods Co. (a) 4.875% 2/15/25	262,000	279,606
Kraft Heinz Foods Co. (a) 5.000% 7/15/35	120,000	125,351
Kraft Heinz Foods Co. (a) 5.200% 7/15/45	100,000	105,905
The Kroger Co. 6.400% 8/15/17	30,000	32,672
The Kroger Co. 6.900% 4/15/38	40,000	50,341

	Principal Amount	Value
Mondelez International, Inc. 4.000% 2/01/24	$260,000	$269,429
Tyson Foods, Inc. 5.150% 8/15/44	40,000	41,963
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	40,704
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	133,547
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	40,000	41,662

		1,569,301

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	132,053

Health Care – Products — 0.5%
Becton Dickinson & Co. 3.734% 12/15/24	140,000	142,523
Becton Dickinson & Co. 4.685% 12/15/44	50,000	50,042
Medtronic, Inc. 3.125% 3/15/22	180,000	183,220
Medtronic, Inc. 3.500% 3/15/25	460,000	469,358
Medtronic, Inc. 4.625% 3/15/45	200,000	206,219
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	280,000	258,837

		1,310,199

Health Care – Services — 0.7%
Anthem, Inc. 5.875% 6/15/17	20,000	21,425
Anthem, Inc. 7.000% 2/15/19	50,000	57,166
DaVita HealthCare Partners, Inc. 5.000% 5/01/25	140,000	134,400
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	210,000	206,220
Fresenius Medical Care US Finance II, Inc. (a) 4.125% 10/15/20	50,000	49,875
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	50,000	53,625
Fresenius Medical Care US Finance, Inc. (a) 5.750% 2/15/21	70,000	75,425
HCA, Inc. 4.250% 10/15/19	60,000	60,600
HCA, Inc. 5.875% 3/15/22	190,000	203,775
HCA, Inc. 7.500% 2/15/22	170,000	192,100

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Humana, Inc. 3.150% 12/01/22	$40,000	$39,445
Humana, Inc. 4.625% 12/01/42	70,000	67,284
UnitedHealth Group, Inc. 3.750% 7/15/25	100,000	103,364
UnitedHealth Group, Inc. 4.750% 7/15/45	150,000	158,342
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	83,637
UnitedHealth Group, Inc. 6.000% 2/15/18	110,000	121,224
UnitedHealth Group, Inc. 6.875% 2/15/38	120,000	159,792
WellPoint, Inc. 3.125% 5/15/22	50,000	49,490
WellPoint, Inc. 3.700% 8/15/21	70,000	72,157

		1,909,346

Holding Company – Diversified — 0.1%
Argos Merger Sub, Inc. (a) 7.125% 3/15/23	140,000	141,575

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	102,182
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	120,000	119,400

		221,582

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 6.875% 2/15/21	150,000	155,265
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	10,000	10,100
Spectrum Brands, Inc. (a) 5.750% 7/15/25	60,000	61,200

		226,565

Insurance — 0.6%
American International Group, Inc. 3.750% 7/10/25	210,000	213,262
American International Group, Inc. 6.250% 3/15/37	234,000	255,060
MetLife Capital Trust IV (a) 7.875% 12/15/67	200,000	245,000
MetLife, Inc. 6.400% 12/15/66	200,000	218,000

	Principal Amount	Value
Teachers Insurance & Annuity Association of America (a) 4.900% 9/15/44	$200,000	$205,740
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	325,554
Voya Financial, Inc. STEP 2.900% 2/15/18	40,000	40,843
Voya Financial, Inc. 5.700% 7/15/43	200,000	230,664

		1,734,123

Internet — 0.1%
Amazon.com, Inc. 4.950% 12/05/44	280,000	286,037
Netflix, Inc. (a) 5.500% 2/15/22	10,000	10,100
Netflix, Inc. (a) 5.875% 2/15/25	50,000	51,375

		347,512

Iron & Steel — 0.2%
ArcelorMittal 6.125% 6/01/25	70,000	56,700
ArcelorMittal STEP 7.000% 2/25/22	50,000	45,500
Glencore Funding LLC (a) 2.875% 4/16/20	560,000	448,000
Steel Dynamics, Inc. 6.375% 8/15/22	100,000	98,250

		648,450

Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	250,000	258,125

Manufacturing — 0.2%
Eaton Corp. 1.500% 11/02/17	70,000	69,922
Eaton Corp. 2.750% 11/02/22	510,000	496,345
General Electric Co. 4.500% 3/11/44	60,000	62,178

		628,445

Media — 1.6%
21st Century Fox America, Inc. 6.200% 12/15/34	20,000	22,857
21st Century Fox America, Inc. 6.650% 11/15/37	30,000	35,800
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	94,000	95,880
CCO Safari II LLC (a) 6.484% 10/23/45	130,000	131,151

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Comcast Corp. 3.375% 2/15/25	$140,000	$141,372
Comcast Corp. 3.375% 8/15/25	200,000	201,538
Comcast Corp. 4.200% 8/15/34	160,000	157,820
Comcast Corp. 4.250% 1/15/33	20,000	19,877
Comcast Corp. 6.400% 3/01/40	80,000	101,875
Comcast Corp. 6.450% 3/15/37	40,000	50,621
Comcast Corp. 6.950% 8/15/37	160,000	210,592
CSC Holdings LLC 6.750% 11/15/21	190,000	170,050
DISH DBS Corp. 5.875% 7/15/22	80,000	70,800
DISH DBS Corp. 5.875% 11/15/24	480,000	407,700
NBCUniversal Media LLC 4.375% 4/01/21	370,000	405,362
Numericable-SFR SAS (a) 6.000% 5/15/22	400,000	385,500
Time Warner Cable, Inc. 4.125% 2/15/21	140,000	143,895
Time Warner Cable, Inc. 5.500% 9/01/41	20,000	17,912
Time Warner Cable, Inc. 5.875% 11/15/40	50,000	47,591
Time Warner Cable, Inc. 6.550% 5/01/37	70,000	68,781
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	120,028
Time Warner Cable, Inc. 7.300% 7/01/38	80,000	83,790
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	268,013
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	23,198
Time Warner, Inc. 4.750% 3/29/21	200,000	217,471
Time Warner, Inc. 6.250% 3/29/41	20,000	23,035
Time Warner, Inc. 7.700% 5/01/32	300,000	389,570
United Business Media Ltd. (a) 5.750% 11/03/20	110,000	120,098
Univision Communications, Inc. (a) 6.750% 9/15/22	261,000	270,135
Viacom, Inc. 4.250% 9/01/23	80,000	78,371

		4,480,683

	Principal Amount	Value
Mining — 1.1%
Barrick Gold Corp. 3.850% 4/01/22	$50,000	$45,673
Barrick Gold Corp. 4.100% 5/01/23	170,000	150,435
Barrick Gold Corp. 6.950% 4/01/19	140,000	156,772
Barrick NA Finance LLC 4.400% 5/30/21	180,000	174,904
BHP Billiton Finance USA Ltd. 3.250% 11/21/21	40,000	40,482
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	130,000	131,489
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	468,102
FMG Resources August 2006 Pty Ltd. (a) 9.750% 3/01/22	260,000	242,125
Freeport-McMoRan, Inc. 4.000% 11/14/21	250,000	195,000
Glencore Finance Canada STEP (a) 2.050% 10/23/15	240,000	239,760
Glencore Finance Canada STEP (a) 2.700% 10/25/17	180,000	161,910
Glencore Finance Canada (a) 5.800% 11/15/16	60,000	57,000
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	20,014
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	260,000	270,152
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	20,000	20,495
Southern Copper Corp. 5.250% 11/08/42	400,000	302,596
Vale Overseas Ltd. 4.375% 1/11/22	162,000	142,874
Vale Overseas Ltd. 6.875% 11/21/36	361,000	283,421

		3,103,204

Oil & Gas — 2.7%
Anadarko Petroleum Corp. 6.450% 9/15/36	10,000	11,001
Antero Resources Corp. 5.375% 11/01/21	60,000	52,800
Apache Corp. 5.100% 9/01/40	330,000	315,117
Apache Corp. 6.000% 1/15/37	30,000	31,986
Atwood Oceanics, Inc. 6.500% 2/01/20	70,000	56,175
BP Capital Markets PLC 3.125% 10/01/15	190,000	190,000

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BP Capital Markets PLC 3.506% 3/17/25	$80,000	$79,064
BP Capital Markets PLC 3.561% 11/01/21	20,000	20,959
California Resources Corp. 5.500% 9/15/21	40,000	24,400
California Resources Corp. 6.000% 11/15/24	130,000	77,431
Chesapeake Energy Corp. 6.875% 11/15/20	210,000	154,350
CNOOC Finance 2015 USA LLC 3.500% 5/05/25	550,000	523,406
Concho Resources, Inc. 5.500% 4/01/23	30,000	28,575
Concho Resources, Inc. 6.500% 1/15/22	98,000	96,530
Conoco, Inc. 6.950% 4/15/29	125,000	154,877
Continental Resources, Inc. 4.500% 4/15/23	30,000	26,051
Continental Resources, Inc., Series A 5.000% 9/15/22	20,000	17,500
Devon Energy Corp. 5.000% 6/15/45	350,000	317,106
Devon Energy Corp. 5.600% 7/15/41	150,000	144,925
Devon Financing Corp. LLC 7.875% 9/30/31	60,000	73,413
Ecopetrol SA 5.375% 6/26/26	300,000	261,750
Ecopetrol SA 5.875% 5/28/45	190,000	144,875
Ensco PLC 4.700% 3/15/21	10,000	8,421
Hess Corp. 8.125% 2/15/19	130,000	151,823
Kerr-McGee Corp. 6.950% 7/01/24	230,000	269,247
Kerr-McGee Corp. 7.875% 9/15/31	130,000	161,448
Noble Energy, Inc. 5.250% 11/15/43	30,000	26,655
Noble Energy, Inc. 8.250% 3/01/19	300,000	352,340
Occidental Petroleum Corp. 3.125% 2/15/22	120,000	120,950
Occidental Petroleum Corp. 4.625% 6/15/45	80,000	80,545
Petrobras Global Finance BV 5.375% 1/27/21	660,000	480,150
Petrobras Global Finance BV 6.250% 3/17/24	240,000	174,672

	Principal Amount	Value
Petrobras International Finance Co. 3.875% 1/27/16	$30,000	$29,475
Petrobras International Finance Co. 5.750% 1/20/20	142,000	105,925
Petroleos Mexicanos Co. 6.375% 1/23/45	220,000	197,648
Petroleos Mexicanos Co. 6.625% 6/15/35	623,000	584,062
Plains Exploration & Production Co. 6.500% 11/15/20	26,000	23,449
Plains Exploration & Production Co. 6.875% 2/15/23	36,000	31,851
QEP Resources, Inc. 5.250% 5/01/23	70,000	58,520
QEP Resources, Inc. 6.875% 3/01/21	190,000	174,800
Range Resources Corp. (a) 4.875% 5/15/25	90,000	80,213
Range Resources Corp. 5.000% 8/15/22	40,000	35,400
Range Resources Corp. 5.000% 3/15/23	240,000	212,250
Samson Investment Co. (c) 9.750% 2/15/20	180,000	2,700
Shell International Finance BV 4.125% 5/11/35	110,000	107,007
Shell International Finance BV 4.375% 3/25/20	210,000	230,538
Shell International Finance BV 4.375% 5/11/45	190,000	187,882
Sinopec Group Overseas Development 2012 Ltd. (a) 2.750% 5/17/17	200,000	202,807
Sinopec Group Overseas Development 2014 Ltd. (a) 4.375% 4/10/24	330,000	343,330
Transocean, Inc. 5.550% 12/15/16	70,000	69,125

		7,305,524

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 3.200% 8/15/21	190,000	190,876
Cie Generale de Geophysique-Veritas 6.500% 6/01/21	230,000	131,560
Key Energy Services, Inc. 6.750% 3/01/21	150,000	51,750
Schlumberger Norge AS (a) 4.200% 1/15/21	10,000	10,816
Superior Energy Services, Inc. 7.125% 12/15/21	50,000	49,062

		434,064

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. FRN (a) 3.337% 12/15/19	$200,000	$193,000
Rock Tenn Co. 3.500% 3/01/20	80,000	82,816
Rock Tenn Co. 4.000% 3/01/23	30,000	30,785

		306,601

Pharmaceuticals — 0.9%
AbbVie, Inc. 1.750% 11/06/17	130,000	130,386
AbbVie, Inc. 2.900% 11/06/22	110,000	107,175
AbbVie, Inc. 3.600% 5/14/25	260,000	256,429
Actavis Funding SCS 3.450% 3/15/22	140,000	138,395
Actavis Funding SCS 3.800% 3/15/25	200,000	193,208
Actavis Funding SCS 4.550% 3/15/35	80,000	73,605
Actavis Funding SCS 4.750% 3/15/45	400,000	363,182
Baxalta, Inc. (a) 5.250% 6/23/45	120,000	121,121
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	179,689
Merck & Co., Inc. 2.750% 2/10/25	150,000	146,001
Pfizer, Inc. 6.200% 3/15/19	240,000	274,095
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	5,000	5,061
Valeant Pharmaceuticals Co. (a) 5.375% 3/15/20	370,000	359,594
Valeant Pharmaceuticals Co. (a) 7.500% 7/15/21	10,000	10,300
Wyeth 5.950% 4/01/37	20,000	24,031
Zoetis, Inc. 3.250% 2/01/23	40,000	38,416

		2,420,688

Pipelines — 0.5%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	70,000	62,667
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	326,372
Enterprise Products Operating LLC 5.700% 2/15/42	40,000	40,039

	Principal Amount	Value
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	$220,000	$201,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 6/01/25	140,000	128,772
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	80,000	77,500
Regency Energy Partners LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	27,734
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/01/22	100,000	102,477
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	28,000	28,893
Sabine Pass Liquefaction LLC STEP 5.625% 2/01/21	100,000	92,750
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	5,436
Williams Cos., Inc. 7.750% 6/15/31	78,000	69,086
Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	208,019
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	140,000	129,500

		1,500,545

Real Estate — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 3.750% 9/17/24	220,000	216,554
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 4.750% 9/17/44	250,000	241,148

		457,702

Retail — 0.6%
1011778 B.C. Unlimited Liability Co./New Red Finance, Inc. (a) 6.000% 4/01/22	110,000	111,650
CVS Health Corp. 2.750% 12/01/22	120,000	118,028
CVS Health Corp. 3.875% 7/20/25	140,000	144,313
CVS Health Corp. 4.875% 7/20/35	150,000	157,391
CVS Health Corp. 5.125% 7/20/45	340,000	365,484

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Health Corp. 5.750% 5/15/41	$50,000	$57,751
CVS Pass-Through Trust (a) 5.298% 1/11/27	10,628	11,577
CVS Pass-Through Trust 5.880% 1/10/28	113,741	130,910
CVS Pass-Through Trust 6.036% 12/10/28	97,060	109,640
CVS Pass-Through Trust 6.943% 1/10/30	80,488	95,453
Dollar Tree, Inc. (a) 5.250% 3/01/20	110,000	112,794
Dollar Tree, Inc. (a) 5.750% 3/01/23	20,000	20,750
QVC, Inc. 5.950% 3/15/43	10,000	9,234
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	64,151

		1,509,126

Savings & Loans — 0.2%
The Goldman Sachs Capital II VRN 5.793% 12/31/49	390,000	281,775
ILFC E-Capital Trust II VRN (a) 6.250% 12/21/65	10,000	9,250
Nationwide Building Society (a) 3.900% 7/21/25	310,000	316,996

		608,021

Semiconductors — 0.1%
Intel Corp. 3.700% 7/29/25	70,000	71,817
Intel Corp. 4.900% 7/29/45	80,000	82,814
National Semiconductor Corp. 6.600% 6/15/17	30,000	32,691

		187,322

Software — 0.3%
Activision Blizzard, Inc. (a) 5.625% 9/15/21	80,000	84,200
First Data Corp. (a) 5.375% 8/15/23	200,000	198,000
First Data Corp. (a) 6.750% 11/01/20	80,000	83,600
First Data Corp. 11.750% 8/15/21	78,000	86,580
First Data Corp. 12.625% 1/15/21	20,000	22,725
Oracle Corp. 1.200% 10/15/17	260,000	260,438

		735,543

	Principal Amount	Value
Telecommunications — 2.6%
Altice Financing SA (a) 6.625% 2/15/23	$200,000	$192,375
America Movil SAB de CV 5.000% 3/30/20	100,000	109,230
America Movil SAB de CV 5.625% 11/15/17	160,000	172,999
AT&T, Inc. 3.000% 2/15/22	60,000	58,885
AT&T, Inc. 3.400% 5/15/25	1,040,000	992,676
AT&T, Inc. 4.350% 6/15/45	110,000	94,416
AT&T, Inc. 5.500% 2/01/18	30,000	32,506
AT&T, Inc. 5.550% 8/15/41	140,000	142,066
AT&T, Inc. 5.800% 2/15/19	200,000	222,390
Bharti Airtel Ltd. (a) 4.375% 6/10/25	440,000	438,796
CenturyLink, Inc. (a) 5.625% 4/01/25	130,000	103,350
CenturyLink, Inc. 5.800% 3/15/22	60,000	51,300
Deutsche Telekom International Finance BV 5.750% 3/23/16	315,000	322,191
Intelsat Jackson Holdings SA 5.500% 8/01/23	90,000	74,250
Intelsat Jackson Holdings SA 7.500% 4/01/21	275,000	253,688
Qwest Corp. 6.875% 9/15/33	100,000	96,547
Rogers Communications, Inc. 6.800% 8/15/18	120,000	135,777
Sprint Capital Corp. 8.750% 3/15/32	240,000	186,600
Sprint Corp. 7.625% 2/15/25	440,000	340,725
Sprint Corp. 7.875% 9/15/23	30,000	24,281
Telefonica Emisiones SAU 5.877% 7/15/19	80,000	88,463
Telefonica Emisiones SAU 6.221% 7/03/17	60,000	64,770
Verizon Communications, Inc. 3.450% 3/15/21	30,000	30,719
Verizon Communications, Inc. 4.500% 9/15/20	20,000	21,666
Verizon Communications, Inc. 5.150% 9/15/23	210,000	231,985

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 6.000% 4/01/41	$130,000	$141,832
Verizon Communications, Inc. 6.400% 9/15/33	311,000	356,280
Verizon Communications, Inc. 6.550% 9/15/43	1,602,000	1,892,673
West Corp. (a) 5.375% 7/15/22	120,000	110,850

		6,984,286

Transportation — 0.0%
Florida East Coast Holdings Corp. (a) 6.750% 5/01/19	130,000	127,400

TOTAL CORPORATE DEBT (Cost $83,639,066)		82,672,735

MUNICIPAL OBLIGATIONS — 0.1%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	56,036
State of California 5.000% 4/01/42	70,000	78,331
State of California 5.000% 11/01/43	50,000	56,508
Tennessee Valley Authority 5.250% 9/15/39	130,000	162,248

		353,123

TOTAL MUNICIPAL OBLIGATIONS (Cost $301,803)		353,123

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.2%
Automobile ABS — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A (a) 1.920% 9/20/19	100,000	99,993
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A (a) 2.970% 2/20/20	150,000	154,740
Hertz 2015 3.520% 3/25/21	500,000	496,750
Hertz 2015 4.350% 3/25/21	250,000	248,375
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	119,751
Hertz Vehicle Financing LLC 2.730% 3/25/21	250,000	248,375

		1,367,984

	Principal Amount	Value
Commercial MBS — 6.6%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ VRN 5.734% 6/10/49	$240,000	$244,734
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AJ VRN 5.794% 4/10/49	150,000	150,911
Banc of America Merrill Lynch Commercial Mortgage, Inc. (a) 3.218% 4/14/33	280,000	285,436
BBCCRE Trust, Series 2015-GTP, Class E VRN (a) 4.715% 8/10/33	450,000	400,641
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class AJ 5.273% 12/11/38	250,000	251,145
CD Mortgage Trust, Series 2007-CD4, Class AJ VRN 5.398% 12/11/49	10,000	8,817
CD Mortgage Trust, Series 2006-CD2, Class AM VRN 5.535% 1/15/46	60,000	60,531
CD Mortgage Trust, Series 2006-CD2, Class AJ VRN 5.574% 1/15/46	270,000	251,055
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E FRN (a) 3.207% 2/15/31	250,000	248,674
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class D (a) 3.110% 4/10/48	290,000	214,463
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS 3.571% 2/10/48	390,000	392,644
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E VRN (a) 4.563% 3/10/47	270,000	216,706
COMM 2006-C8 Mortgage Trust, Series 2006-C8, Class AJ 5.377% 12/10/46	350,000	348,953
COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class XA VRN 2.277% 5/15/45	2,263,415	207,577
COMM 2013-CCRE9 Mortgage Trust, Series 2013-CR9, Class E VRN (a) 4.400% 7/10/45	280,000	224,527
COMM 2014-SAVA Mortgage Trust, Series 2014-SAVA, Class D FRN (a) 3.307% 6/15/34	250,000	246,734
COMM 2015-LC19 Mortgage Trust, Series 2015-LC19, Class C VRN 4.406% 2/10/48	120,000	116,860

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ 5.373% 12/15/39	$230,000	$224,862
Credit Suisse Mortgage Trust, Series 2014-USA, Class A2 (a) 3.953% 9/15/37	180,000	190,587
Credit Suisse Mortgage Trust, Series 2014-TIKI, Class F FRN (a) 4.030% 9/15/38	500,000	484,165
Credit Suisse Mortgage Trust, Series 2015, Class TF FRN (a) 4.349% 3/15/17	270,000	254,599
Credit Suisse Mortgage Trust, Series 2014-USA, Class F (a) 4.373% 9/15/37	230,000	197,971
Credit Suisse Mortgage Trust, Series 2014-USA, Class E (a) 4.373% 9/15/37	240,000	222,859
Credit Suisse Mortgage Trust, Series 2015, Class F FRN (a) 4.707% 3/15/17	260,000	256,459
Credit Suisse Mortgage Trust, Series 2015-SAMZ, Class MZ FRN (a) 5.943% 8/15/22	1,000,000	1,000,000
EQTY 2014-INNS Mortgage Trust, Series 2014-INNS, Class D FRN (a) 2.550% 5/08/31	190,000	186,325
FREMF Mortgage Trust, Series 2012-K20, Class X2A (a) 0.200% 5/25/45	3,519,989	37,177
FREMF Mortgage Trust, Series 2015-K48, Class C (a) 3.635% 6/25/25	315,000	277,649
GE Business Loan Trust, Series 2004-2A, Class B FRN (a) 0.687% 12/15/32	236,328	223,380
GE Business Loan Trust, Series 2005-2A, Class B FRN (a) 0.707% 11/15/33	177,544	169,928
GE Business Loan Trust, Series 2006-2A, Class D FRN (a) 0.957% 11/15/34	322,550	267,510
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA VRN (a) 1.812% 8/10/44	785,253	37,335
GS Mortgage Securities Corp. II, Series 2015-GC30, Class D 3.384% 5/10/50	310,000	236,873
GS Mortgage Securities Trust, Series 2015-GC30, Class AS 3.777% 5/10/50	280,000	282,915

	Principal Amount	Value
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ 5.622% 11/10/39	$200,000	$202,959
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AJ VRN 5.502% 6/12/47	400,000	400,351
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM 5.593% 5/12/45	130,000	133,753
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	570,000	582,998
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AJ 5.411% 5/15/47	600,000	521,981
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA VRN 1.425% 4/15/47	2,616,427	130,965
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3 3.801% 8/15/48	270,000	285,311
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS 3.997% 8/15/47	250,000	261,993
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B VRN 4.773% 8/15/48	260,000	267,210
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B VRN 5.050% 1/15/47	30,000	32,652
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2 VRN (a) 2.729% 4/20/48	701,000	711,354
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3 VRN (a) 3.127% 4/20/48	707,000	722,491
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AJ VRN 5.802% 8/12/43	135,000	136,184
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ VRN 6.193% 9/12/49	260,000	255,818
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class E (a) 3.012% 3/15/48	390,000	249,181
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class E VRN (a) 4.813% 11/15/45	150,000	146,645

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2006-IQ12, Class AJ 5.399% 12/15/43	$190,000	$172,410
Morgan Stanley Capital I, Series 2007-IQ13, Class AJ 5.438% 3/15/44	250,000	221,656
Motel 6 Trust, Series 2015-MTL6, Class F (a) 5.000% 2/05/30	630,000	603,731
PFP III Ltd., Series 2014-1, Class D FRN (a) 4.294% 6/14/31	130,000	129,813
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ VRN 5.825% 7/15/45	240,000	242,679
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A (a) 4.104% 9/19/22	1,380,000	1,380,910
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.184% 4/15/50	430,000	433,124
Wells Fargo Commercial Mortgage Trust, Series 2015-NXSI, Class AS 3.406% 5/15/48	330,000	329,349
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class B VRN 3.658% 5/15/48	290,000	280,083
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B VRN 4.435% 7/15/46	140,000	146,817
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS 3.931% 11/15/47	190,000	196,487
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B VRN 4.204% 11/15/47	190,000	195,165
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C 4.290% 11/15/47	190,000	186,290

		17,981,362

Home Equity ABS — 0.6%
Bear Stearns Asset-Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.994% 12/25/42	9,065	9,028
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.434% 12/25/36	1,025,926	590,510

	Principal Amount	Value
GSAA Trust, Series 2006-5, Class 2A3 FRN 0.464% 3/25/36	$811,426	$540,690
GSAA Trust, Series 2005-6, Class M1 FRN 0.624% 6/25/35	580,000	474,629

		1,614,857

Manufactured Housing ABS — 0.2%
Greenpoint Manufactured Housing, Series 1999-2, Class A2 FRN 2.899% 3/18/29	200,000	174,183
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2 FRN 3.562% 6/19/29	75,000	64,638
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.691% 2/20/32	150,000	135,836
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.694% 3/13/32	200,000	178,231
Greenpoint Manufactured Housing, Series 1999-4, Class A2 FRN 3.702% 2/20/30	75,000	65,131

		618,019

Other ABS — 2.3%
Ameriquest Mortgage Securities, Inc., Series 2004-R7, Class M3 FRN 1.214% 8/25/34	645,369	558,369
Community Funding CLO Ltd., Series 2015-1A, Class A STEP 5.750% 11/01/27	690,000	690,000
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	161,800	162,811
HSI Asset Securitization Corp., Series 2005-II, Class 2A4 FRN 0.584% 11/25/35	2,400,000	1,710,026
Park Place Securities, Inc., Series 2005-WHQ2, Class M2 FRN 0.884% 5/25/35	1,157,984	1,081,434
Sofi Consumer Loan Program 3.280% 9/15/23	1,080,000	1,079,942
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	334,492	334,910
United States Small Business Administration, Series 2015-20D, Class 1 2.510% 4/01/35	150,000	149,771
United States Small Business Administration 2.820% 9/01/35	180,000	181,719

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United States Small Business Administration 2.829% 9/10/25	$430,000	$437,360

		6,386,342

Other Mortgage Securities — 0.7%
Credit Suisse Mortgage Capital Certificates, Series 2015-4R, Class 3A3 FRN (a) 0.501% 10/27/36	880,000	388,036
Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 1B FRN (a) 0.451% 7/26/45	1,520,000	607,767
Nomura Resecuritization Trust, Series 2015-6R, Class 3A2 FRN (a) 0.381% 5/26/46	1,090,000	940,182

		1,935,985

Student Loans ABS — 2.1%
DRB Prime Student Loan Trust (a) 3.170% 7/25/31	1,250,000	1,249,800
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	400,000	373,033
National Collegiate Student Loan, Series 2006-3, Class A4 FRN 0.464% 3/26/29	550,000	499,337
National Collegiate Student Loan, Series 2007-4, Class A3L FRN 1.044% 3/25/38	1,260,016	893,368
SLM Private Education Loan Trust, Series 2011-A, Class A3 FRN (a) 2.707% 1/15/43	235,000	247,679
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	167,772	167,409
SLM Student Loan Trust, Series 2007-2, Class A3 FRN 0.335% 1/25/19	960,000	947,036
SLM Student Loan Trust, Series 2008-5, Class A4 FRN 1.995% 7/25/23	680,000	683,449
SMB Private Education Loan Trust, Series 2015-B, Class A3 FRN (a) 1.957% 5/17/32	830,000	826,533

		5,887,644

WL Collateral CMO — 6.1%
Alternative Loan Trust, Series 2005-36, Class 3A1 FRN 2.603% 8/25/35	722,583	613,131
Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	467,746	478,296

	Principal Amount	Value
Banc of America Alternative Loan Trust, Series 2006-3, Class 4CB1 6.500% 4/25/36	$750,620	$635,176
BCAP LLC Trust, Series 2010-RR6, Class 1212 (a) 5.500% 2/26/35	304,673	307,333
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1 FRN 2.584% 8/25/34	229,465	229,161
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3 FRN 7.456% 11/25/35	1,547,119	505,563
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4 FRN 0.544% 5/25/37	3,020,067	1,389,613
Connecticut Avenue Securities, Series 2014-C03, Class 1M2 FRN 3.194% 7/25/24	1,350,000	1,221,376
Credit Suisse Mortgage Trust, Series 2015-3R, Class 4A2 FRN (a) 0.441% 12/29/35	766,000	531,090
Credit Suisse Mortgage Trust, Series 2014-11R, Class 15A1 VRN (a) 2.403% 1/27/36	209,340	211,902
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (a) 0.544% 9/25/35	220,181	182,119
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 FRN 2.738% 10/25/35	223,366	197,825
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 2.695% 2/25/36	119,928	101,437
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.974% 12/25/34	25,093	20,086
JP Morgan Resecuritization Trust, Series 2015-1, Class 1A1 FRN (a) 0.359% 12/27/46	560,698	543,923
Lehman Mortgage Trust, Series 2007-4, Class 2A2 FRN 6.476% 5/25/37	1,903,660	585,849
Lehman Mortgage Trust, Series 2007-2, Class 2A12 FRN 6.496% 2/25/37	701,418	216,385
Lehman Mortgage Trust, Series 2006-8, Class 4A2 FRN 7.556% 12/25/36	447,244	148,234
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 FRN 2.237% 9/25/33	675,414	681,216

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 FRN 2.793% 3/25/36	$184,908	$149,016
Morgan Stanley Resecuritization Trust, Series 2015-R5, Class 2A1 FRN (a) 0.424% 10/26/46	673,157	655,561
Morgan Stanley Resecuritization Trust, Series 2015-R5, Class 2B FRN (a) 0.424% 10/26/46	690,000	441,658
Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 2B FRN (a) 0.448% 7/26/45	3,000,000	1,427,978
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2 FRN (a) 0.667% 4/26/47	300,000	266,734
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	156,500	159,382
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	54,236	55,372
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	1,078,132	1,051,025
RALI Series Trust, Series 2006-QS7, Class A5 FRN 5.406% 6/25/36	949,417	179,509
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A FRN 2.409% 8/25/34	227,625	219,574
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1 FRN 2.564% 8/25/36	614,066	484,472
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.349% 3/25/46	607,974	494,136
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.454% 11/25/45	195,845	182,119
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.484% 10/25/45	141,523	132,351
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A FRN 1.079% 10/25/46	1,013,228	801,578
WaMu Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A FRN 1.159% 8/25/46	551,309	376,367

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3 FRN 1.935% 11/25/36	$983,182	$823,378

		16,699,925

WL Collateral PAC — 0.1%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6 FRN 27.824% 7/25/36	127,371	221,436

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $52,662,314)		52,713,554

SOVEREIGN DEBT OBLIGATIONS — 7.3%
Brazil Notas do Tesouro Nacional, Series B BRL (d) 6.000% 8/15/50	547,000	313,570
Brazil Notas do Tesouro Nacional, Series F BRL (d) 10.000% 1/01/17	3,222,000	764,752
Brazilian Government International Bond 5.000% 1/27/45	200,000	149,500
Brazilian Government International Bond 5.625% 1/07/41	550,000	445,500
Colombia Government International Bond 5.625% 2/26/44	300,000	280,500
Indonesia Government International Bond (a) 3.750% 4/25/22	430,000	409,535
Italy Buoni Poliennali Del Tesoro EUR (d) 3.750% 9/01/24	3,510,000	4,597,955
Mexican Bonos MXN (d) 6.500% 6/09/22	33,508,000	2,055,639
Mexican Bonos MXN (d) 7.750% 11/13/42	26,885,600	1,752,896
Mexican Bonos MXN (d) 8.000% 6/11/20	2,730,800	180,179
Mexican Bonos MXN (d) 10.000% 12/05/24	4,820,000	363,207
Mexico Government International Bond 3.600% 1/30/25	350,000	342,563
Mexico Government International Bond 4.750% 3/08/44	164,000	149,650
Mexico Government International Bond 5.550% 1/21/45	700,000	716,625

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Peruvian Government International Bond 5.625% 11/18/50	$250,000	$258,125
Peruvian Government International Bond 6.550% 3/14/37	50,000	57,375
Poland Government Bond PLN (d) 3.250% 7/25/25	14,100,000	3,839,271
Poland Government International Bond 4.000% 1/22/24	490,000	518,175
Portugal Government International Bond (a) 5.125% 10/15/24	400,000	423,848
Republic of Turkey 5.750% 3/22/24	230,000	238,395
Resolution Strip Principal Bond 0.010% 10/15/19	1,280,000	1,203,399
Russian Foreign Bond STEP (b) 7.500% 3/31/30	291,550	342,936
Russian Foreign Bond STEP (a) 7.500% 3/31/30	95,200	111,979
South Africa Government International Bond 5.875% 9/16/25	380,000	404,700

		19,920,274

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $21,906,014)		19,920,274

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 21.2%
Collateralized Mortgage Obligations — 2.6%
Fannie Mae-Aces
Series 2014-M4, Class X2 0.401% 3/25/24 VRN	5,891,704	109,391
Series 2015-M4, Class ABV2 2.369% 7/25/22	170,433	173,791
Series 2014-M5, Class SA 3.050% 1/25/17 FRN	1,830,381	10,457
Federal Home Loan Mortgage Corp.
Series 4092, Class AI 3.000% 9/15/31	1,330,275	159,234
Series 4206, Class CZ 3.000% 5/15/43	107,241	98,659
Series 4226, Class GZ 3.000% 7/15/43	106,707	97,422
Series 4097, Class ST 5.844% 8/15/42 FRN	72,531	16,080
Series 4136, Class SQ 5.944% 11/15/42 FRN	76,870	17,122
Series R007, Class ZA 6.000% 5/15/36	291,583	328,119

	Principal Amount	Value
Series 3621, Class SB 6.024% 1/15/40 FRN	$97,500	$16,832
Series 4203, Class PS 6.044% 9/15/42 FRN	452,523	87,659
Series 3349, Class AS 6.294% 7/15/37 FRN	967,654	186,068
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K715, Class X1 1.303% 1/25/21 VRN	2,132,249	110,198
Series K007, Class X1 1.340% 4/25/20 VRN	1,239,676	48,932
Series K015, Class X1 1.802% 7/25/21 VRN	380,759	30,106
Series K717, Class A2 2.991% 9/25/21	390,000	411,022
Federal Home Loan Mortgage Corp. REMICS, Series 3422, Class AI STEP 0.250% 1/15/38	45,259	603
Federal National Mortgage Association
Series 2005-88, Class IP 1.653% 10/25/35	92,306	5,912
Series 2006-88, Class IP 1.841% 4/25/36	70,384	4,933
Series 2006-118, Class IP2 1.870% 12/25/36	111,771	8,271
Series 2006-59, Class IP 2.387% 7/25/36	89,070	8,199
Series 2006-118, Class IP1 2.393% 12/25/36	115,855	11,133
Series 409, Class C2 3.000% 4/25/27	323,963	34,451
Series 409, Class C13 3.500% 11/25/41	200,737	37,770
Series 409, Class C18 4.000% 4/25/42	344,137	67,763
Series 409, Class C22 4.500% 11/25/39	232,968	42,124
Series 2011-59, Class NZ 5.500% 7/25/41	631,327	734,946
Series 2013-9, Class CB 5.500% 4/25/42	1,059,409	1,188,118
Series 2012-93, Class SG 5.906% 9/25/42 FRN	284,998	57,652
Series 2012-124, Class SE 5.956% 11/25/42 FRN	589,372	127,384
Series 2012-128, Class SQ 5.956% 11/25/42 FRN	80,099	19,162
Series 2012-128, Class SL 5.956% 11/25/42 FRN	81,197	18,371
Series 2012-133, Class CS 5.956% 12/25/42 FRN	148,779	32,108

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2012-134, Class SK 5.956% 12/25/42 FRN	$388,719	$83,858
Series 2012-46, Class BA 6.000% 5/25/42	306,776	349,907
Series 2011-87, Class SG 6.356% 4/25/40 FRN	547,746	100,053
Series 2011-96, Class SA 6.356% 10/25/41 FRN	587,421	104,789
Series 2012-74, Class SA 6.456% 3/25/42 FRN	162,937	30,057
Series 2012-28, Class B 6.500% 6/25/39	114,613	126,663
Series 2013-9, Class BC 6.500% 7/25/42	334,980	387,131
Series 2012-51, Class B 7.000% 5/25/42	272,443	316,641
Government National Mortgage Association
Series 2010-H28, Class FE 0.592% 12/20/60 FRN	274,890	274,423
Series 2011-H08, Class FG 0.672% 3/20/61 FRN	235,637	235,945
Series 2011-H09, Class AF 0.692% 3/20/61 FRN	154,369	154,609
Series 2014-186, Class IO 0.867% 8/16/54 VRN	3,409,474	233,918
Series 2013-178, Class IO 0.927% 6/16/55 VRN	515,007	29,262
Series 2013-162, Class IO 1.031% 9/16/46 VRN	3,230,664	203,972
Series 2013-150, Class IA 2.429% 11/20/42 FRN	105,458	4,435
Series 2014-22, Class IA 2.535% 9/20/43 VRN	58,585	2,575
Series 2012-66, Class CI 3.500% 2/20/38	331,061	38,803
Series 2014-176, Class IA 4.000% 11/20/44	282,835	42,370
Series 2014-117, Class SJ 5.384% 8/20/44 FRN	172,443	27,693
Series 2010-31, Class GS 6.284% 3/20/39 FRN	54,945	6,574
Series 2010-85, Class HS 6.434% 1/20/40 FRN	145,709	21,328

		7,074,998

Pass-Through Securities — 18.6%
Federal Home Loan Mortgage Corp.
Pool #1N1640 1.948% 1/01/37 FRN	143,775	151,426
Pool #1N1637 2.117% 1/01/37 FRN	312,463	332,962
Pool #1J1368 2.623% 10/01/36 FRN	110,917	118,640
Pool #U90245 3.500% 10/01/42	171,736	179,183

	Principal Amount	Value
Pool #U99114 3.500% 2/01/44	$94,108	$98,188
Pool #U99124 3.500% 3/01/45	851,398	888,315
Pool #G14492 4.000% 10/01/25	721,852	766,601
Pool #U90316 4.000% 10/01/42	82,868	89,255
Pool #U91254 4.000% 4/01/43	177,044	190,689
Pool #Q19135 4.000% 6/01/43	82,306	88,765
Pool #Q19236 4.000% 6/01/43	89,453	96,137
Pool #Q19985 4.000% 7/01/43	2,727,591	2,941,644
Pool #Q19615 4.000% 7/01/43	83,559	90,116
Pool #U95137 4.000% 8/01/43	91,852	98,931
Pool #U99076 4.500% 12/01/43	645,016	709,089
Pool #U92272 4.500% 12/01/43	93,012	102,251
Pool #U99084 4.500% 2/01/44	553,926	608,951
Pool #U99091 4.500% 3/01/44	188,084	206,767
Pool #G06875 5.500% 12/01/38	24,163	26,951
Pool #G06669 6.500% 9/01/39	47,585	55,183
Pool #G07509 6.500% 9/01/39	50,212	58,109
Pool #G07335 7.000% 3/01/39	116,207	133,177
Federal National Mortgage Association
Pool #950385 1.397% 8/01/37 FRN	28,533	29,232
Pool #AP9633 2.500% 10/01/42	161,966	158,986
Pool #AM8674 2.810% 4/01/25	220,000	222,333
Pool #AQ7306 3.000% 1/01/43	81,318	82,449
Pool #AR1202 3.000% 1/01/43	87,775	88,996
Pool #MA1177 3.500% 9/01/42	83,136	86,959
Pool #MA1213 3.500% 10/01/42	504,154	527,333
Pool #MA1372 3.500% 3/01/43	257,972	269,833

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1403 3.500% 4/01/43	$686,216	$717,766
Pool #AS5892 3.500% 10/01/45	2,300,000	2,400,715
Pool #AS6007 3.500% 10/01/45	1,100,000	1,148,168
Pool #BA0147 3.500% 10/01/45	700,000	730,652
Pool #MA2414 3.500% 10/01/45	1,400,000	1,461,305
Pool #AK8441 4.000% 4/01/42	75,757	81,143
Pool #AO2711 4.000% 5/01/42	75,826	81,216
Pool #AO6086 4.000% 6/01/42	84,044	90,019
Pool #AP5333 4.000% 7/01/42	377,722	404,576
Pool #AP0692 4.000% 7/01/42	71,542	76,628
Pool #AP2530 4.000% 8/01/42	67,959	72,790
Pool #AP2958 4.000% 8/01/42	68,581	73,456
Pool #AP4903 4.000% 9/01/42	88,215	94,514
Pool #AP7399 4.000% 9/01/42	157,149	168,321
Pool #AP9229 4.000% 10/01/42	72,225	77,359
Pool #AP9766 4.000% 10/01/42	333,418	359,415
Pool #AQ3599 4.000% 11/01/42	79,919	85,601
Pool #MA1253 4.000% 11/01/42	252,608	272,304
Pool #AQ7003 4.000% 12/01/42	135,254	144,870
Pool #AQ4555 4.000% 12/01/42	151,873	162,527
Pool #AQ7082 4.000% 1/01/43	177,465	190,581
Pool #AL3508 4.000% 4/01/43	80,648	87,100
Pool #AQ4078 4.000% 6/01/43	83,821	90,527
Pool #AQ4080 4.000% 6/01/43	84,240	90,690
Pool #AT8394 4.000% 6/01/43	84,958	91,755
Pool #AB9683 4.000% 6/01/43	157,438	168,853

	Principal Amount	Value
Pool #AT9637 4.000% 7/01/43	$257,563	$277,283
Pool #AT9653 4.000% 7/01/43	172,103	185,872
Pool #AT9657 4.000% 7/01/43	152,409	163,458
Pool #AS0070 4.000% 8/01/43	92,451	99,659
Pool #MA1547 4.000% 8/01/43	90,140	97,168
Pool #AS4347 4.000% 1/01/45	193,382	208,187
Pool #AS5476 4.000% 7/01/45	1,986,771	2,123,051
Pool #MA0706 4.500% 4/01/31	70,076	76,309
Pool #MA0734 4.500% 5/01/31	219,221	238,720
Pool #MA0776 4.500% 6/01/31	72,340	78,774
Pool #MA0913 4.500% 11/01/31	50,824	55,408
Pool #MA0939 4.500% 12/01/31	59,784	65,176
Pool #993117 4.500% 1/01/39	16,224	17,631
Pool #AA0856 4.500% 1/01/39	27,186	29,544
Pool #AA2450 4.500% 2/01/39	5,410	5,879
Pool #AA3495 4.500% 2/01/39	39,974	43,442
Pool #935520 4.500% 8/01/39	86,069	93,563
Pool #AD5481 4.500% 5/01/40	1,304,349	1,418,326
Pool #AD6914 4.500% 6/01/40	144,829	157,484
Pool #AD8685 4.500% 8/01/40	297,646	323,655
Pool #MA1591 4.500% 9/01/43	180,320	198,556
Pool #MA1629 4.500% 10/01/43	183,085	201,601
Pool #AL4341 4.500% 10/01/43	26,088	28,319
Pool #AU6423 4.500% 10/01/43	768,992	834,746
Pool #MA1664 4.500% 11/01/43	90,070	99,179
Pool #MA1711 4.500% 12/01/43	179,737	197,915

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AL4741 4.500% 1/01/44	$89,992	$99,093
Pool #AW0318 4.500% 2/01/44	337,672	366,546
Pool #AL5562 4.500% 4/01/44	73,305	79,573
Pool #AL5540 4.500% 7/01/44	182,006	199,958
Pool #890604 4.500% 10/01/44	1,001,967	1,099,541
Pool #AS4271 4.500% 1/01/45	94,061	104,221
Pool #915154 5.000% 4/01/37	133,262	147,281
Pool #974965 5.000% 4/01/38	439,109	483,860
Pool #983077 5.000% 5/01/38	122,706	135,557
Pool #310088 5.000% 6/01/38	120,219	132,809
Pool #AE2266 5.000% 3/01/40	174,320	192,522
Pool #937948 5.500% 6/01/37	39,301	44,036
Pool #995072 5.500% 8/01/38	67,050	75,400
Pool #481473 6.000% 2/01/29	126	143
Pool #867557 6.000% 2/01/36	2,871	3,270
Pool #AE0469 6.000% 12/01/39	429,054	489,498
Pool #AL4324 6.500% 5/01/40	310,348	358,870
Pool #AE0758 7.000% 2/01/39	178,120	208,783
Federal National Mortgage Association TBA
Pool #6560 2.500% 2/01/28 (e)	700,000	713,617
Pool #7180 3.000% 3/01/28 (e)	6,200,000	6,455,750
Pool #6268 3.500% 12/01/26 (e)	600,000	633,797
Pool #18388 4.000% 7/01/42 (e)	5,400,000	5,759,437
Pool #29322 5.000% 4/01/37 (e)	400,000	440,875
Government National Mortgage Association
Pool #487588 6.000% 4/15/29	4,342	5,006
Pool #596620 6.000% 10/15/32	607	661

	Principal Amount	Value
Pool #595077 6.000% 10/15/32	$702	$818
Pool #598000 6.000% 12/15/32	64	75
Pool #604706 6.000% 10/15/33	98,245	114,179
Pool #636251 6.000% 3/15/35	10,500	12,272
Pool #782034 6.000% 1/15/36	110,324	129,644
Pool #658029 6.000% 7/15/36	50,786	58,614
Government National Mortgage Association I TBA Pool #5490 3.500% 3/01/42 (e)	900,000	941,695
Government National Mortgage Association II
Pool #783298 4.500% 4/20/41	572,449	620,548
Pool #783368 4.500% 7/20/41	73,977	80,192
Pool #4747 5.000% 7/20/40	338,928	375,906
Government National Mortgage Association II TBA
Pool #1635 3.500% 9/01/43 (e)	2,500,000	2,618,750
Pool #1367 4.000% 4/01/43 (e)	600,000	639,094
Pool #1523 4.500% 3/01/41 (e)	1,000,000	1,074,375

		51,135,473

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $58,120,156)		58,210,471

U.S. TREASURY OBLIGATIONS — 12.5%
U.S. Treasury Bonds & Notes — 12.5%
U.S. Treasury Bond 3.000% 5/15/45	13,380,000	13,692,257
U.S. Treasury Bond 3.375% 5/15/44	4,100,000	4,500,102
U.S. Treasury Inflation Index 0.125% 7/15/24	422,138	402,768
U.S. Treasury Inflation Index 0.375% 7/15/23	471,735	463,559
U.S. Treasury Inflation Index 0.375% 7/15/25	1,559,874	1,519,476
U.S. Treasury Inflation Index 0.625% 1/15/24	869,389	865,189
U.S. Treasury Inflation Index 0.625% 2/15/43	1,266,397	1,066,742

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 0.750% 2/15/42	$105,617	$92,434
U.S. Treasury Inflation Index 1.375% 2/15/44	1,167,360	1,184,429
U.S. Treasury Inflation Index 2.125% 2/15/40	375,414	442,539
U.S. Treasury Inflation Index 2.375% 1/15/25	1,253,429	1,442,422
U.S. Treasury Note 0.250% 10/31/15	10,000	10,001
U.S. Treasury Note 0.500% 7/31/16	180,000	180,270
U.S. Treasury Note 0.625% 11/30/17	180,000	179,664
U.S. Treasury Note 1.500% 12/31/18	250,000	253,850
U.S. Treasury Note 1.500% 10/31/19	30,000	30,333
U.S. Treasury Note 1.625% 7/31/19	270,000	274,635
U.S. Treasury Note 1.625% 12/31/19	640,000	649,644
U.S. Treasury Note 1.625% 7/31/20	10,000	10,123
U.S. Treasury Note 1.750% 9/30/19	30,000	30,637
U.S. Treasury Note 2.125% 12/31/21	2,720,000	2,793,313
U.S. Treasury Note 2.375% 8/15/24	3,960,000	4,078,916

		34,163,303

TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,134,410)		34,163,303

TOTAL BONDS & NOTES (Cost $259,473,527)		256,603,981

	Units
PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
U.S. Treasury Note 10 Year Future, Expires 10/23/15, Strike 129.5	248	85,250
E Mini Euro Future, Expires 11/13/15, Strike 99.5	137	3,425

		88,675

TOTAL PURCHASED OPTIONS (Cost $96,560)		88,675

TOTAL LONG-TERM INVESTMENTS (Cost $259,732,747)		256,848,081

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 13.6%
Discount Notes — 9.1%
Federal National Mortgage Association, 0.010%, due 1/07/16	$7,000,000	$6,995,808
Federal National Mortgage Association Discount Notes, 0.010%, due 1/08/16	18,000,000	17,992,575

		24,988,383

Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (f)	2,115,463	2,115,463

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	105,686	105,686

U.S. Treasury Bills — 3.7%
U.S. Treasury Bill 0.000% 1/07/16	10,000,000	9,997,141

TOTAL SHORT-TERM INVESTMENTS (Cost $37,206,673)		37,206,673

TOTAL INVESTMENTS — 107.3% (Cost $296,939,420) (g)		294,054,754

Other Assets/(Liabilities) — (7.3)%		(20,062,662)

NET ASSETS — 100.0%		$273,992,092

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MXN	Mexican Peso
PAC	Planned Amortization Class
PLN	Polish Zloty
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $35,724,380 or 13.04% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2015, these securities amounted to a value of $754,561 or 0.28% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2015, these securities amounted to a value of $2,700 or 0.00% of net assets.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Maturity value of $2,115,463. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $2,158,200.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.0%

COMMON STOCK — 97.0%
Basic Materials — 2.8%
Chemicals — 1.9%
Ashland, Inc.	1,500	$150,930
Celanese Corp. Series A	3,900	230,763
CF Industries Holdings, Inc.	4,900	220,010
The Dow Chemical Co.	24,900	1,055,760
E.I. du Pont de Nemours & Co.	55,458	2,673,076
Eastman Chemical Co.	3,200	207,104
LyondellBasell Industries NV Class A	14,400	1,200,384
The Mosaic Co.	7,200	223,992
The Valspar Corp.	1,800	129,384
Westlake Chemical Corp.	2,800	145,292

		6,236,695

Forest Products & Paper — 0.1%
International Paper Co.	8,500	321,215

Iron & Steel — 0.1%
Nucor Corp.	6,900	259,095
Reliance Steel & Aluminum Co.	1,600	86,416

		345,511

Mining — 0.7%
Vulcan Materials Co.	23,455	2,092,186

		8,995,607

Communications — 7.1%
Advertising — 0.6%
Omnicom Group, Inc.	27,960	1,842,564

Internet — 0.9%
Liberty Interactive Corp. QVC Group (a)	53,219	1,395,934
Symantec Corp.	84,587	1,646,909

		3,042,843

Media — 2.3%
AMC Networks, Inc. Class A (a)	1,300	95,121
CBS Corp. Class B	9,200	367,080
Comcast Corp. Class A	38,053	2,164,455
Liberty Global PLC Series A (a)	24,941	1,070,967
News Corp. Class A	8,200	103,484
TEGNA, Inc.	5,800	129,862
Time Warner, Inc.	37,300	2,564,375
Viacom, Inc. Class B	23,843	1,028,825

		7,524,169

Telecommunications — 3.3%
Cisco Systems, Inc.	178,354	4,681,792
Corning, Inc.	37,600	643,712
Juniper Networks, Inc.	7,700	197,967
QUALCOMM, Inc.	34,572	1,857,554
Verizon Communications, Inc.	39,052	1,699,153

	Number of Shares	Value
Vodafone Group PLC Sponsored ADR (United Kingdom)	48,091	$1,526,408

		10,606,586

		23,016,162

Consumer, Cyclical — 7.0%
Airlines — 0.5%
Alaska Air Group, Inc.	3,600	286,020
Delta Air Lines, Inc.	17,100	767,277
Southwest Airlines Co.	14,200	540,168

		1,593,465

Apparel — 0.6%
Ralph Lauren Corp.	15,804	1,867,400

Auto Manufacturers — 0.9%
General Motors Co.	85,843	2,577,007
Paccar, Inc.	7,500	391,275

		2,968,282

Automotive & Parts — 0.5%
BorgWarner, Inc.	800	33,272
Delphi Automotive PLC	6,100	463,844
The Goodyear Tire & Rubber Co.	5,800	170,114
Johnson Controls, Inc.	17,800	736,208
Lear Corp.	2,200	239,316

		1,642,754

Distribution & Wholesale — 0.0%
Ingram Micro, Inc. Class A	3,400	92,616

Home Builders — 0.1%
Lennar Corp. Class A	3,500	168,455
PulteGroup, Inc.	7,600	143,412
Toll Brothers, Inc. (a)	3,800	130,112

		441,979

Home Furnishing — 0.1%
Whirlpool Corp.	1,500	220,890

Leisure Time — 0.8%
Carnival Corp.	12,800	636,160
Harley-Davidson, Inc.	26,927	1,478,292
Royal Caribbean Cruises Ltd.	4,100	365,269

		2,479,721

Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	1,000	47,100
Wyndham Worldwide Corp.	2,500	179,750

		226,850

Retail — 3.4%
AutoNation, Inc. (a)	2,500	145,450
Bed Bath & Beyond, Inc. (a)	3,600	205,272
Best Buy Co., Inc.	7,400	274,688
Coach, Inc.	5,200	150,436
CVS Health Corp.	17,315	1,670,551

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dick’s Sporting Goods, Inc.	2,000	$99,220
Dillard’s, Inc. Class A	800	69,912
Foot Locker, Inc.	2,700	194,319
GameStop Corp. Class A	2,200	90,662
The Gap, Inc.	8,400	239,400
Kohl’s Corp.	5,600	259,336
Lowe’s Cos., Inc.	24,068	1,658,767
Macy’s, Inc.	20,400	1,046,928
Penske Auto Group, Inc.	2,400	116,256
PVH Corp.	1,800	183,492
Staples, Inc.	3,700	43,401
Wal-Mart Stores, Inc.	73,700	4,778,708

		11,226,798

		22,760,755

Consumer, Non-cyclical — 19.0%
Agriculture — 1.6%
Archer-Daniels-Midland Co.	17,300	717,085
Bunge Ltd.	3,000	219,900
Philip Morris International, Inc.	54,286	4,306,508

		5,243,493

Beverages — 0.7%
Coca-Cola Enterprises, Inc.	7,000	338,450
PepsiCo, Inc.	21,800	2,055,740

		2,394,190

Biotechnology — 1.8%
Amgen, Inc.	19,400	2,683,408
Gilead Sciences, Inc.	31,600	3,102,804

		5,786,212

Commercial Services — 0.2%
The ADT Corp.	3,700	110,630
Manpower, Inc.	1,700	139,213
Quanta Services, Inc. (a)	4,200	101,682
Western Union Co.	11,000	201,960

		553,485

Cosmetics & Personal Care — 0.0%
Edgewell Personal Care Co.	1,600	130,560

Foods — 1.1%
General Mills, Inc.	16,400	920,532
Ingredion, Inc.	1,600	139,696
Kellogg Co.	7,300	485,815
Mondelez International, Inc. Class A	49,259	2,062,474
Pilgrim’s Pride Corp.	5,400	112,212

		3,720,729

Health Care – Products — 2.6%
Baxter International, Inc.	8,800	289,080
Johnson & Johnson	59,600	5,563,660
Medtronic PLC	32,592	2,181,709
St. Jude Medical, Inc.	7,400	466,866

		8,501,315

	Number of Shares	Value
Health Care – Services — 3.1%
Aetna, Inc.	6,800	$743,988
Anthem, Inc.	7,700	1,078,000
HCA Holdings, Inc. (a)	27,173	2,102,103
Quest Diagnostics, Inc.	3,100	190,557
UnitedHealth Group, Inc.	51,342	5,956,186

		10,070,834

Household Products — 0.4%
Avery Dennison Corp.	2,000	113,140
Kimberly-Clark Corp.	9,700	1,057,688

		1,170,828

Pharmaceuticals — 7.5%
AbbVie, Inc.	24,435	1,329,508
Allergan PLC (a)	5,847	1,589,273
Baxalta, Inc.	8,800	277,288
Eli Lilly & Co.	31,315	2,620,752
Express Scripts Holding Co. (a)	23,597	1,910,413
Herbalife Ltd. (a)	2,000	109,000
Merck & Co., Inc.	124,689	6,158,390
Pfizer, Inc.	228,550	7,178,756
Sanofi ADR (France)	25,703	1,220,121
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	36,414	2,055,935

		24,449,436

		62,021,082

Energy — 6.7%
Oil & Gas — 5.6%
Chevron Corp.	21,709	1,712,406
EOG Resources, Inc.	3,200	232,960
Exxon Mobil Corp.	89,700	6,669,195
Hess Corp.	28,203	1,411,842
Marathon Oil Corp.	97,280	1,498,112
Marathon Petroleum Corp.	11,500	532,795
Occidental Petroleum Corp.	16,400	1,084,860
Phillips 66	15,700	1,206,388
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	32,316	1,531,455
Tesoro Corp.	1,700	165,308
Valero Energy Corp.	35,893	2,157,170
Western Refining, Inc.	2,100	92,652

		18,295,143

Oil & Gas Services — 1.1%
Baker Hughes, Inc.	7,700	400,708
Halliburton Co.	57,551	2,034,428
HollyFrontier Corp.	4,000	195,360
National Oilwell Varco, Inc.	25,627	964,856

		3,595,352

		21,890,495

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 26.8%
Banks — 9.5%
Bank of America Corp.	455,784	$7,101,115
The Bank of New York Mellon Corp.	29,700	1,162,755
BOK Financial Corp.	1,500	97,065
Capital One Financial Corp.	12,800	928,256
Comerica, Inc.	4,400	180,840
Commerce Bancshares, Inc.	2,640	120,278
East West Bancorp, Inc.	3,100	119,102
Fifth Third Bancorp	145,759	2,756,303
Huntington Bancshares, Inc.	21,300	225,780
KeyCorp	23,300	303,133
Northern Trust Corp.	5,200	354,432
PacWest Bancorp	2,100	89,901
PNC Financial Services Group, Inc.	34,683	3,093,724
Regions Financial Corp.	35,900	323,459
State Street Corp.	27,864	1,872,739
SunTrust Banks, Inc.	13,600	520,064
U.S. Bancorp	42,400	1,738,824
Wells Fargo & Co.	190,918	9,803,639

		30,791,409

Diversified Financial — 10.4%
American Express Co.	47,577	3,526,883
Ameriprise Financial, Inc.	22,039	2,405,116
BlackRock, Inc.	4,100	1,219,627
Citigroup, Inc.	119,551	5,930,925
Discover Financial Services	54,299	2,823,005
E*TRADE Financial Corp. (a)	5,900	155,347
Eaton Vance Corp.	2,500	83,550
FNF Group	49,390	1,751,863
The Goldman Sachs Group, Inc.	11,600	2,015,616
Invesco Ltd.	11,400	356,022
JP Morgan Chase & Co.	168,632	10,281,493
Legg Mason, Inc.	28,765	1,196,912
Morgan Stanley	50,700	1,597,050
The Nasdaq, Inc.	3,500	186,655
T. Rowe Price Group, Inc.	5,500	382,250

		33,912,314

Diversified Financial Services — 0.1%
Voya Financial, Inc.	4,900	189,973

Insurance — 6.3%
ACE Ltd.	8,600	889,240
Aflac, Inc.	9,300	540,609
Alleghany Corp. (a)	500	234,055
The Allstate Corp.	12,000	698,880
American Financial Group, Inc.	5,300	365,223
American International Group, Inc.	77,926	4,427,755
Arch Capital Group Ltd. (a)	2,500	183,675
Assurant, Inc.	2,000	158,020
Axis Capital Holdings Ltd.	2,200	118,184
Cincinnati Financial Corp.	3,500	188,300
Everest Re Group Ltd.	1,400	242,676

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	8,900	$407,442
Lincoln National Corp.	7,000	332,220
Loews Corp.	7,800	281,892
Markel Corp. (a)	300	240,558
MetLife, Inc.	65,916	3,107,939
Principal Financial Group, Inc.	7,600	359,784
The Progressive Corp.	12,600	386,064
Prudential Financial, Inc.	12,000	914,520
Reinsurance Group of America, Inc.	2,200	199,298
Torchmark Corp.	9,100	513,240
The Travelers Cos., Inc.	37,151	3,697,639
Unum Group	60,682	1,946,679
W.R. Berkley Corp.	2,700	146,799

		20,580,691

Real Estate Investment Trusts (REITS) — 0.4%
Weyerhaeuser Co.	52,373	1,431,878

Savings & Loans — 0.1%
Investors Bancorp, Inc.	7,400	91,316
New York Community Bancorp, Inc.	11,400	205,884
People’s United Financial, Inc.	6,700	105,391

		402,591

		87,308,856

Industrial — 12.9%
Aerospace & Defense — 4.2%
The Boeing Co.	14,600	1,911,870
General Dynamics Corp.	9,800	1,351,910
L-3 Communications Holdings, Inc.	2,400	250,848
Lockheed Martin Corp.	8,300	1,720,673
Northrop Grumman Corp.	19,946	3,310,039
Raytheon Co.	8,300	906,858
Rockwell Collins, Inc.	3,300	270,072
Spirit AeroSystems Holdings, Inc. Class A (a)	3,000	145,020
United Technologies Corp.	42,196	3,755,022

		13,622,312

Building Materials — 0.0%
Owens Corning, Inc.	2,400	100,584

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	16,600	733,222
Hubbell, Inc. Class B	1,100	93,445

		826,667

Electronics — 0.6%
Arrow Electronics, Inc. (a)	2,600	143,728
Avnet, Inc.	5,200	221,936
Gentex Corp.	6,300	97,650
Jabil Circuit, Inc.	3,800	85,006
Knowles Corp. (a)	75,311	1,387,982

		1,936,302

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc. (a)	2,700	$101,061

Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	1,500	78,645
Stanley Black & Decker, Inc.	3,900	378,222

		456,867

Machinery – Construction & Mining — 0.5%
Ingersoll-Rand PLC	29,424	1,493,857

Machinery – Diversified — 0.5%
AGCO Corp.	1,900	88,597
Cummins, Inc.	4,100	445,178
Deere & Co.	7,100	525,400
Rockwell Automation, Inc.	2,900	294,263
Xylem, Inc.	3,300	108,405

		1,461,843

Manufacturing — 5.0%
Dover Corp.	3,400	194,412
Eaton Corp. PLC	42,017	2,155,472
General Electric Co.	287,400	7,248,228
Honeywell International, Inc.	37,737	3,573,316
Illinois Tool Works, Inc.	7,900	650,249
Parker Hannifin Corp.	3,600	350,280
Pentair PLC	34,239	1,747,559
Textron, Inc.	5,900	222,076

		16,141,592

Packaging & Containers — 0.8%
Ball Corp.	2,500	155,500
Bemis Co., Inc.	2,600	102,882
Crown Holdings, Inc. (a)	3,500	160,125
Packaging Corporation of America	2,000	120,320
Sealed Air Corp.	43,124	2,021,653
Sonoco Products Co.	2,600	98,124

		2,658,604

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	1,100	117,865

Transportation — 0.9%
American ExpressNorfolk Southern Corp.	25,176	1,923,446
CSX Corp.	26,400	710,160
Ryder System, Inc.	1,100	81,444
Union Pacific Corp.	2,800	247,548

		2,962,598

Trucking & Leasing — 0.0%
AMERCO	400	157,388

		42,037,540

Technology — 11.6%
Computers — 5.7%
Apple, Inc.	112,316	12,388,455
Brocade Communications Systems, Inc.	8,900	92,382

	Number of Shares	Value
Computer Sciences Corp.	3,600	$220,968
EMC Corp.	112,831	2,725,997
International Business Machines Corp.	21,100	3,058,867

		18,486,669

Office Equipment/Supplies — 0.0%
Pitney Bowes, Inc.	2,200	43,670

Semiconductors — 1.4%
Intel Corp.	102,300	3,083,322
Lam Research Corp.	3,400	222,122
Texas Instruments, Inc.	22,100	1,094,392
Xilinx, Inc.	5,400	228,960

		4,628,796

Software — 4.5%
CA, Inc.	9,500	259,350
The Dun & Bradstreet Corp.	1,200	126,000
Microsoft Corp.	244,719	10,831,263
Oracle Corp.	91,800	3,315,816

		14,532,429

		37,691,564

Utilities — 3.1%
Electric — 3.0%
The AES Corp.	19,200	187,968
Ameren Corp.	6,000	253,620
American Electric Power Co., Inc.	10,600	602,716
Calpine Corp. (a)	71,189	1,039,359
Consolidated Edison, Inc.	6,300	421,155
DTE Energy Co.	2,900	233,073
Duke Energy Corp.	14,800	1,064,712
Edison International	7,000	441,490
Eversource Energy	7,000	354,340
Exelon Corp.	15,600	463,320
FirstEnergy Corp.	4,400	137,764
Great Plains Energy, Inc.	3,300	89,166
NextEra Energy, Inc.	17,652	1,721,953
OGE Energy Corp.	2,500	68,400
PG&E Corp.	30,265	1,597,992
Pinnacle West Capital Corp.	2,400	153,936
Public Service Enterprise Group, Inc.	10,900	459,544
Xcel Energy, Inc.	10,900	385,969

		9,676,477

Gas — 0.0%
UGI Corp.	3,400	118,388

Water — 0.1%
American Water Works Co., Inc.	3,500	192,780

		9,987,645

TOTAL COMMON STOCK (Cost $284,461,843)		315,709,706

TOTAL EQUITIES (Cost $284,461,843)		315,709,706

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.7%
Diversified Financial — 1.7%
iShares Russell 1000 Value Index Fund	60,400	$5,634,112

TOTAL MUTUAL FUNDS (Cost $5,845,719)		5,634,112

TOTAL LONG-TERM INVESTMENTS (Cost $290,307,562)		321,343,818

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$4,236,681	4,236,681

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	8,504	8,504

TOTAL SHORT-TERM INVESTMENTS (Cost $4,245,185)		4,245,185

TOTAL INVESTMENTS — 100.0% (Cost $294,552,747) (c)		325,589,003

Other Assets/(Liabilities) — 0.0%		64,397

NET ASSETS — 100.0%		$325,653,400

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,236,683. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 1.750%, maturity dates ranging from 1/31/22 – 9/30/22, and an aggregate market value, including accrued interest, of $4,330,825.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Basic Materials — 3.0%
Chemicals — 1.2%
The Dow Chemical Co.	342,160	$14,507,584

Forest Products & Paper — 0.7%
International Paper Co.	245,610	9,281,602

Iron & Steel — 1.1%
Nucor Corp.	143,220	5,377,911
Steel Dynamics, Inc.	517,580	8,892,024

		14,269,935

		38,059,121

Communications — 10.1%
Advertising — 1.2%
Nielsen Holdings PLC	337,800	15,021,966

Internet — 1.2%
Symantec Corp.	767,270	14,938,747

Media — 2.9%
CBS Corp. Class B	248,960	9,933,504
Comcast Corp. Class A	248,840	14,154,019
Thomson Reuters Corp.	327,350	13,179,111

		37,266,634

Telecommunications — 4.8%
Cisco Systems, Inc.	1,631,080	42,815,850
Verizon Communications, Inc.	445,920	19,401,980

		62,217,830

		129,445,177

Consumer, Cyclical — 11.1%
Home Builders — 1.0%
PulteGroup, Inc.	673,370	12,706,492

Leisure Time — 1.4%
Norwegian Cruise Line Holdings Ltd. (a)	313,960	17,989,908

Lodging — 0.9%
Hilton Worldwide Holdings, Inc.	528,590	12,125,855

Retail — 7.8%
CVS Health Corp.	169,570	16,360,113
Dollar General Corp.	193,480	14,015,691
The Home Depot, Inc.	158,040	18,252,039
Lowe’s Cos., Inc.	200,280	13,803,298
Nordstrom, Inc.	166,260	11,922,505
PVH Corp.	125,450	12,788,373
Signet Jewelers Ltd.	89,600	12,197,248

		99,339,267

		142,161,522

	Number of Shares	Value
Consumer, Non-cyclical — 17.5%
Agriculture — 1.1%
British American Tobacco PLC	253,862	$14,030,098

Beverages — 1.6%
Anheuser-Busch InBev SA/NV Sponsored ADR (Belgium)	128,080	13,617,466
Diageo PLC Sponsored ADR (United Kingdom)	68,410	7,373,914

		20,991,380

Biotechnology — 1.8%
Amgen, Inc.	89,860	12,429,435
Gilead Sciences, Inc.	108,600	10,663,434

		23,092,869

Foods — 1.9%
Ingredion, Inc.	114,800	10,023,188
The Kraft Heinz Co.	197,656	13,950,560

		23,973,748

Health Care – Products — 2.0%
Baxter International, Inc.	175,740	5,773,059
Medtronic PLC	296,457	19,844,832

		25,617,891

Health Care – Services — 1.4%
UnitedHealth Group, Inc.	157,800	18,306,378

Pharmaceuticals — 7.7%
AstraZeneca PLC Sponsored ADR (United Kingdom)	447,860	14,250,905
Baxalta, Inc.	175,740	5,537,568
Bristol-Myers Squibb Co.	312,320	18,489,344
Merck & Co., Inc.	645,890	31,900,507
Pfizer, Inc.	349,165	10,967,273
Roche Holding AG	65,618	17,346,381

		98,491,978

		224,504,342

Energy — 9.7%
Oil & Gas — 8.5%
Anadarko Petroleum Corp.	141,090	8,520,425
Chevron Corp.	281,580	22,211,030
EOG Resources, Inc.	235,400	17,137,120
Exxon Mobil Corp.	255,510	18,997,168
Marathon Oil Corp.	751,140	11,567,556
Occidental Petroleum Corp.	140,670	9,305,321
Pioneer Natural Resources Co.	102,590	12,479,048
Southwestern Energy Co. (a)	641,500	8,140,635

		108,358,303

Oil & Gas Services — 1.2%
Halliburton Co.	435,660	15,400,581

		123,758,884

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 26.7%
Banks — 7.7%
M&T Bank Corp.	135,360	$16,507,152
PNC Financial Services Group, Inc.	329,870	29,424,404
Wells Fargo & Co.	1,034,140	53,103,089

		99,034,645

Diversified Financial — 12.5%
Ameriprise Financial, Inc.	138,220	15,083,949
BlackRock, Inc.	64,110	19,070,802
Citigroup, Inc.	634,710	31,487,963
The Goldman Sachs Group, Inc.	84,440	14,672,294
Intercontinental Exchange, Inc.	80,850	18,998,941
Invesco Ltd.	342,900	10,708,767
JP Morgan Chase & Co.	813,716	49,612,265

		159,634,981

Insurance — 6.5%
ACE Ltd.	197,620	20,433,908
American International Group, Inc.	250,620	14,240,228
Marsh & McLennan Cos., Inc.	267,240	13,955,273
MetLife, Inc.	353,550	16,669,882
Principal Financial Group, Inc.	216,328	10,240,968
Unum Group	227,510	7,298,521

		82,838,780

		341,508,406

Industrial — 9.8%
Aerospace & Defense — 1.4%
United Technologies Corp.	200,750	17,864,742

Building Materials — 1.5%
Fortune Brands Home & Security, Inc.	400,260	19,000,342

Machinery – Construction & Mining — 0.8%
Ingersoll-Rand PLC	203,110	10,311,895

Manufacturing — 5.2%
3M Co.	96,850	13,730,424
Eaton Corp. PLC	341,820	17,535,366
General Electric Co.	942,490	23,769,598
Illinois Tool Works, Inc.	138,050	11,362,896

		66,398,284

Transportation — 0.9%
Union Pacific Corp.	135,600	11,988,396

		125,563,659

Technology — 7.7%
Semiconductors — 5.3%
Analog Devices, Inc.	172,420	9,726,212
Intel Corp.	878,100	26,465,934
Marvell Technology Group Ltd.	1,125,140	10,182,517
Maxim Integrated Products, Inc.	632,750	21,133,850

		67,508,513

	Number of Shares	Value
Software — 2.4%
Microsoft Corp.	708,600	$31,362,636

		98,871,149

Utilities — 3.4%
Electric — 3.4%
Dominion Resources, Inc.	105,100	7,396,938
Edison International	195,230	12,313,156
Eversource Energy	326,080	16,506,170
NextEra Energy, Inc.	76,650	7,477,207

		43,693,471

TOTAL COMMON STOCK (Cost $1,048,992,700)		1,267,565,731

TOTAL EQUITIES (Cost $1,048,992,700)		1,267,565,731

TOTAL LONG-TERM INVESTMENTS (Cost $1,048,992,700)		1,267,565,731

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$11,250,485	11,250,485

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	58,902	58,902

TOTAL SHORT-TERM INVESTMENTS (Cost $11,309,387)		11,309,387

TOTAL INVESTMENTS — 99.9% (Cost $1,060,302,087) (c)		1,278,875,118

Other Assets/(Liabilities) — 0.1%		1,143,921

NET ASSETS — 100.0%		$1,280,019,039

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $11,250,488. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $11,479,050.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Basic Materials — 3.6%
Chemicals — 0.7%
BASF SE Sponsored ADR (Germany)	21,222	$1,621,573

Iron & Steel — 1.2%
Carpenter Technology Corp.	99,800	2,971,046

Mining — 1.7%
Alcoa, Inc.	244,000	2,357,040
Cameco Corp.	77,400	941,958
Rio Tinto PLC Sponsored ADR (United Kingdom) (a)	25,998	879,252

		4,178,250

		8,770,869

Communications — 5.3%
Advertising — 0.9%
Aimia, Inc.	252,100	2,236,127

Telecommunications — 4.4%
ARRIS Group, Inc. (b)	19,700	511,609
AT&T, Inc.	100,408	3,271,293
Cisco Systems, Inc.	67,998	1,784,948
Verizon Communications, Inc.	95,169	4,140,803
Vodafone Group PLC Sponsored ADR (United Kingdom)	30,972	983,051

		10,691,704

		12,927,831

Consumer, Cyclical — 7.3%
Airlines — 1.1%
Southwest Airlines Co.	70,749	2,691,292

Home Builders — 1.7%
Lennar Corp.	43,878	1,737,569
Lennar Corp. Class A	47,097	2,266,778

		4,004,347

Home Furnishing — 0.5%
Whirlpool Corp.	8,400	1,236,984

Retail — 4.0%
The Gap, Inc.	51,847	1,477,640
The Home Depot, Inc.	6,500	750,685
Target Corp.	19,959	1,569,975
Wal-Mart Stores, Inc.	91,160	5,910,814

		9,709,114

		17,641,737

Consumer, Non-cyclical — 21.9%
Agriculture — 4.2%
Altria Group, Inc.	42,059	2,288,009
Philip Morris International, Inc.	101,060	8,017,090

		10,305,099

	Number of Shares	Value
Commercial Services — 0.3%
MasterCard, Inc. Class A	7,900	$711,948

Foods — 1.4%
ConAgra Foods, Inc.	49,000	1,984,990
Tyson Foods, Inc. Class A	36,100	1,555,910

		3,540,900

Health Care – Products — 2.8%
Johnson & Johnson	40,474	3,778,248
Medtronic PLC	43,716	2,926,349

		6,704,597

Household Products — 0.6%
Tupperware Brands Corp. (a)	28,871	1,428,826

Pharmaceuticals — 12.6%
Allergan PLC (b)	2,500	679,525
Eli Lilly & Co.	80,164	6,708,925
Herbalife Ltd. (a) (b)	86,203	4,698,064
Merck & Co., Inc.	161,300	7,966,607
Pfizer, Inc.	332,266	10,436,475

		30,489,596

		53,180,966

Energy — 8.4%
Oil & Gas — 8.4%
BP PLC Sponsored ADR (United Kingdom)	145,222	4,437,984
Chesapeake Energy Corp. (a)	91,100	667,763
ConocoPhillips	74,018	3,549,903
Ensco PLC Class A	276,900	3,898,752
Occidental Petroleum Corp.	36,323	2,402,767
Phillips 66	38,679	2,972,095
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	50,500	2,393,195

		20,322,459

Financial — 24.7%
Banks — 7.5%
Bank of America Corp.	621,396	9,681,350
PNC Financial Services Group, Inc.	14,399	1,284,391
State Street Corp.	19,893	1,337,009
SunTrust Banks, Inc.	52,572	2,010,353
Wells Fargo & Co.	75,040	3,853,304

		18,166,407

Diversified Financial — 9.6%
Ally Financial, Inc. (b)	119,906	2,443,684
American Express Co.	42,299	3,135,625
Ameriprise Financial, Inc.	11,200	1,222,256
Citigroup, Inc.	132,226	6,559,732
JP Morgan Chase & Co.	163,058	9,941,646

		23,302,943

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 0.8%
Voya Financial, Inc.	51,147	$1,982,969

Insurance — 6.8%
American International Group, Inc.	48,100	2,733,042
CNO Financial Group, Inc.	524,977	9,874,817
Loews Corp.	86,418	3,123,147
XL Group PLC	18,166	659,789

		16,390,795

		59,843,114

Industrial — 16.1%
Aerospace & Defense — 4.6%
General Dynamics Corp.	22,820	3,148,019
Northrop Grumman Corp.	24,300	4,032,585
Raytheon Co.	26,481	2,893,314
United Technologies Corp.	12,900	1,147,971

		11,221,889

Building Materials — 1.2%
CRH PLC Sponsored ADR (Ireland)	110,333	2,928,238

Electronics — 0.6%
TE Connectivity Ltd.	23,400	1,401,426

Engineering & Construction — 3.9%
Fluor Corp.	32,000	1,355,200
KBR, Inc.	486,500	8,105,090

		9,460,290

Hand & Machine Tools — 1.2%
Stanley Black & Decker, Inc.	29,699	2,880,209

Machinery – Diversified — 0.3%
Flowserve Corp.	16,700	687,038

Manufacturing — 1.7%
General Electric Co.	57,584	1,452,268
Honeywell International, Inc.	27,775	2,630,015

		4,082,283

Transportation — 2.6%
American ExpressNorfolk Southern Corp.	18,085	1,381,694
Euronav NA (a) (b)	177,715	2,470,238
FedEx Corp.	9,400	1,353,412
Golar LNG Partners LP	75,286	1,104,446

		6,309,790

		38,971,163

Technology — 8.6%
Computers — 1.6%
Hewlett-Packard Co.	56,600	1,449,526
International Business Machines Corp.	16,200	2,348,514

		3,798,040

Semiconductors — 0.7%
Intel Corp.	59,597	1,796,254

	Number of Shares	Value
Software — 6.3%
CA, Inc.	224,800	$6,137,040
Microsoft Corp.	166,556	7,371,768
Oracle Corp.	50,400	1,820,448

		15,329,256

		20,923,550

Utilities — 4.0%
Electric — 4.0%
American Electric Power Co., Inc.	12,200	693,692
Entergy Corp.	69,273	4,509,672
Exelon Corp.	125,000	3,712,500
NextEra Energy, Inc.	7,100	692,605

		9,608,469

TOTAL COMMON STOCK (Cost $248,583,762)		242,190,158

TOTAL EQUITIES (Cost $248,583,762)		242,190,158

MUTUAL FUNDS — 4.2%
Diversified Financial — 4.2%
State Street Navigator Securities Lending Prime Portfolio (c)	10,281,547	10,281,547

TOTAL MUTUAL FUNDS (Cost $10,281,547)		10,281,547

TOTAL LONG-TERM INVESTMENTS (Cost $258,865,309)		252,471,705

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$1,004,547	1,004,547

Time Deposits — 0.1%
Euro Time Deposit 0.010% 10/01/15	136,197	136,197

TOTAL SHORT-TERM INVESTMENTS (Cost $1,140,744)		1,140,744

TOTAL INVESTMENTS — 104.6% (Cost $260,006,053) (e)		253,612,449

Other Assets/(Liabilities) — (4.6)%		(11,225,604)

NET ASSETS — 100.0%		$242,386,845

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $10,032,625 or 4.14% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,004,547. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $1,031,119.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	90.1%
United Kingdom	5.1%
Ireland	3.0%
Cayman Islands	1.9%
Canada	1.3%
Belgium	1.0%
Germany	0.7%
Switzerland	0.6%
Marshall Islands	0.4%

Total Long-Term Investments	104.1%
Short-Term Investments and Other Assets and Liabilities	(4.1)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 2.5%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	38,247	$4,879,552
Airgas, Inc.	13,041	1,164,953
CF Industries Holdings, Inc.	46,620	2,093,238
The Dow Chemical Co.	229,905	9,747,972
E.I. du Pont de Nemours & Co.	179,356	8,644,959
Eastman Chemical Co.	29,648	1,918,819
Ecolab, Inc.	52,507	5,761,068
FMC Corp.	26,829	909,771
International Flavors & Fragrances, Inc.	16,022	1,654,432
LyondellBasell Industries NV Class A	74,018	6,170,140
Monsanto Co.	92,922	7,929,964
The Mosaic Co.	67,086	2,087,045
PPG Industries, Inc.	53,920	4,728,245
Praxair, Inc.	56,952	5,801,131
The Sherwin-Williams Co.	15,705	3,498,760
Sigma-Aldrich Corp.	23,986	3,332,135

		70,322,184

Forest Products & Paper — 0.1%
International Paper Co.	83,810	3,167,180

Iron & Steel — 0.1%
Nucor Corp.	63,219	2,373,873

Mining — 0.3%
Alcoa, Inc.	259,270	2,504,548
Freeport-McMoRan, Inc.	225,758	2,187,595
Newmont Mining Corp.	104,886	1,685,518
Vulcan Materials Co.	26,335	2,349,082

		8,726,743

		84,589,980

Communications — 13.0%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	81,334	1,555,920
Nielsen Holdings PLC	73,247	3,257,294
Omnicom Group, Inc.	48,248	3,179,543

		7,992,757

Internet — 5.8%
Akamai Technologies, Inc. (a)	35,131	2,426,147
Alphabet, Inc. Class A (a)	57,540	36,731,810
Alphabet, Inc. Class C (a)	58,684	35,704,519
Amazon.com, Inc. (a)	76,151	38,980,935
eBay, Inc. (a)	222,630	5,441,077
Equinix, Inc.	11,300	3,089,420
Expedia, Inc.	19,743	2,323,356

	Number of Shares	Value
F5 Networks, Inc. (a)	14,381	$1,665,320
Facebook, Inc. Class A (a)	448,634	40,332,197
Netflix, Inc. (a)	84,771	8,753,454
The Priceline Group, Inc. (a)	10,102	12,494,760
Symantec Corp.	134,686	2,622,336
TripAdvisor, Inc. (a)	22,437	1,413,980
VeriSign, Inc. (a)	19,770	1,394,971
Yahoo!, Inc. (a)	172,893	4,998,337

		198,372,619

Media — 3.1%
Cablevision Systems Corp. Class A	43,018	1,396,794
CBS Corp. Class B	87,983	3,510,522
Comcast Corp. Class A	419,925	23,885,334
Comcast Corp. Special Class A	73,100	4,184,244
Discovery Communications, Inc. Series A (a)	30,499	793,889
Discovery Communications, Inc. Series C (a)	51,796	1,258,125
The McGraw Hill Financial, Inc.	54,191	4,687,521
News Corp. Class A	75,697	955,296
News Corp. Class B	21,500	275,630
Scripps Networks Interactive Class A	18,330	901,653
TEGNA, Inc.	45,424	1,017,043
Time Warner Cable, Inc.	56,389	10,114,495
Time Warner, Inc.	162,011	11,138,256
Twenty-First Century Fox Class A	242,544	6,543,837
Twenty-First Century Fox, Inc. Class B	85,700	2,319,899
Viacom, Inc. Class B	69,037	2,978,947
The Walt Disney Co.	308,304	31,508,669

		107,470,154

Telecommunications — 3.9%
AT&T, Inc.	1,221,639	39,800,999
CenturyLink, Inc.	111,555	2,802,262
Cisco Systems, Inc.	1,010,191	26,517,514
Corning, Inc.	243,920	4,175,910
Frontier Communications Corp.	232,504	1,104,394
Harris Corp.	24,317	1,778,788
Juniper Networks, Inc.	69,275	1,781,060
Level 3 Communications, Inc. (a)	56,639	2,474,558
Motorola Solutions, Inc.	32,484	2,221,256
QUALCOMM, Inc.	312,062	16,767,091
Verizon Communications, Inc.	807,994	35,155,819

		134,579,651

		448,415,181

Consumer, Cyclical — 10.5%
Airlines — 0.5%
American Airlines Group, Inc.	133,700	5,191,571
Delta Air Lines, Inc.	158,559	7,114,542
Southwest Airlines Co.	130,571	4,966,921

		17,273,034

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.9%
Hanesbrands, Inc.	79,500	$2,300,730
Michael Kors Holdings Ltd. (a)	38,378	1,621,087
Nike, Inc. Class B	134,635	16,556,066
Ralph Lauren Corp.	11,864	1,401,850
Under Armour, Inc. Class A (a)	35,727	3,457,659
VF Corp.	67,163	4,581,188

		29,918,580

Auto Manufacturers — 0.7%
Ford Motor Co.	773,686	10,498,919
General Motors Co.	286,149	8,590,193
Paccar, Inc.	70,269	3,665,934

		22,755,046

Automotive & Parts — 0.4%
BorgWarner, Inc.	44,824	1,864,230
Delphi Automotive PLC	56,416	4,289,873
The Goodyear Tire & Rubber Co.	54,540	1,599,658
Johnson Controls, Inc.	129,881	5,371,878

		13,125,639

Distribution & Wholesale — 0.2%
Fastenal Co.	57,514	2,105,588
Fossil Group, Inc. (a)	8,525	476,377
Genuine Parts Co.	29,980	2,485,042
W.W. Grainger, Inc.	12,016	2,583,560

		7,650,567

Home Builders — 0.1%
D.R. Horton, Inc.	64,012	1,879,392
Lennar Corp. Class A	34,038	1,638,249
PulteGroup, Inc.	64,903	1,224,720

		4,742,361

Home Furnishing — 0.1%
Harman International Industries, Inc.	14,269	1,369,681
Whirlpool Corp.	15,573	2,293,280

		3,662,961

Housewares — 0.1%
Newell Rubbermaid, Inc.	53,117	2,109,276

Leisure Time — 0.3%
Carnival Corp.	91,796	4,562,261
Harley-Davidson, Inc.	41,430	2,274,507
Royal Caribbean Cruises Ltd.	34,060	3,034,405

		9,871,173

Lodging — 0.2%
Marriott International, Inc. Class A	39,576	2,699,083
Starwood Hotels & Resorts Worldwide, Inc.	33,785	2,246,027
Wyndham Worldwide Corp.	23,712	1,704,893
Wynn Resorts Ltd.	16,176	859,269

		7,509,272

	Number of Shares	Value
Retail — 6.8%
Advance Auto Parts, Inc.	14,489	$2,746,100
AutoNation, Inc. (a)	15,976	929,484
AutoZone, Inc. (a)	6,177	4,471,098
Bed Bath & Beyond, Inc. (a)	33,969	1,936,912
Best Buy Co., Inc.	60,997	2,264,209
CarMax, Inc. (a)	41,461	2,459,467
Chipotle Mexican Grill, Inc. (a)	6,177	4,448,984
Coach, Inc.	55,222	1,597,572
Costco Wholesale Corp.	87,052	12,585,108
CVS Health Corp.	221,478	21,368,197
Darden Restaurants, Inc.	22,649	1,552,362
Dollar General Corp.	58,651	4,248,678
Dollar Tree, Inc. (a)	46,610	3,107,023
GameStop Corp. Class A	21,285	877,155
The Gap, Inc.	47,398	1,350,843
The Home Depot, Inc.	254,932	29,442,097
Kohl’s Corp.	39,153	1,813,175
L Brands, Inc.	51,075	4,603,390
Lowe’s Cos., Inc.	183,815	12,668,530
Macy’s, Inc.	65,412	3,356,944
McDonald’s Corp.	186,965	18,421,661
Nordstrom, Inc.	27,733	1,988,733
O’Reilly Automotive, Inc. (a)	19,674	4,918,500
PVH Corp.	16,313	1,662,947
Ross Stores, Inc.	82,018	3,975,413
Signet Jewelers Ltd.	15,808	2,151,943
Staples, Inc.	127,809	1,499,200
Starbucks Corp.	294,650	16,747,906
Target Corp.	124,903	9,824,870
Tiffany & Co.	22,287	1,721,002
The TJX Cos., Inc.	133,843	9,559,067
Tractor Supply Co.	27,019	2,278,242
Urban Outfitters, Inc. (a)	18,826	553,108
Wal-Mart Stores, Inc.	312,787	20,281,109
Walgreens Boots Alliance, Inc.	173,875	14,449,013
Yum! Brands, Inc.	85,737	6,854,673

		234,714,715

Textiles — 0.1%
Cintas Corp.	17,827	1,528,665
Mohawk Industries, Inc. (a)	12,803	2,327,458

		3,856,123

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	22,565	1,627,839
Mattel, Inc.	66,943	1,409,820

		3,037,659

		360,226,406

Consumer, Non-cyclical — 24.2%
Agriculture — 1.7%
Altria Group, Inc.	389,816	21,205,990
Archer-Daniels-Midland Co.	120,841	5,008,860

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Philip Morris International, Inc.	307,830	$24,420,154
Reynolds American, Inc.	164,966	7,303,045

		57,938,049

Beverages — 2.3%
Brown-Forman Corp. Class B	21,100	2,044,590
The Coca-Cola Co.	777,375	31,188,285
Coca-Cola Enterprises, Inc.	41,368	2,000,143
Constellation Brands, Inc. Class A	34,141	4,274,795
Dr. Pepper Snapple Group, Inc.	37,924	2,997,892
Keurig Green Mountain, Inc.	23,368	1,218,407
Molson Coors Brewing Co. Class B	31,583	2,622,021
Monster Beverage Corp. (a)	30,226	4,084,742
PepsiCo, Inc.	291,415	27,480,434

		77,911,309

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. (a)	44,798	7,005,959
Amgen, Inc.	150,708	20,845,930
Biogen, Inc. (a)	46,778	13,650,288
Celgene Corp. (a)	157,168	17,000,863
Gilead Sciences, Inc.	291,240	28,596,856
Regeneron Pharmaceuticals, Inc. (a)	15,337	7,133,852
Vertex Pharmaceuticals, Inc. (a)	48,794	5,081,407

		99,315,155

Commercial Services — 2.6%
The ADT Corp.	34,398	1,028,500
Alliance Data Systems Corp. (a)	12,318	3,190,116
Automatic Data Processing, Inc.	92,190	7,408,388
Equifax, Inc.	23,655	2,298,793
H&R Block, Inc.	54,674	1,979,199
MasterCard, Inc. Class A	197,947	17,838,984
McKesson Corp.	46,317	8,570,034
Moody’s Corp.	34,408	3,378,866
Paychex, Inc.	64,527	3,073,421
PayPal Holdings, Inc. (a)	221,330	6,870,083
Quanta Services, Inc. (a)	41,357	1,001,253
Robert Half International, Inc.	26,808	1,371,497
Total System Services, Inc.	33,581	1,525,585
United Rentals, Inc. (a)	19,197	1,152,780
Visa, Inc. Class A	387,320	26,980,711
Western Union Co.	102,161	1,875,676

		89,543,886

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	178,259	11,312,316
The Estee Lauder Cos., Inc. Class A	45,101	3,638,749
The Procter & Gamble Co.	538,688	38,753,215

		53,704,280

Foods — 1.8%
Campbell Soup Co.	36,353	1,842,370
ConAgra Foods, Inc.	86,136	3,489,369
General Mills, Inc.	118,911	6,674,474

	Number of Shares	Value
The Hershey Co.	28,969	$2,661,672
Hormel Foods Corp.	26,631	1,686,009
The J.M. Smucker Co.	20,467	2,335,080
Kellogg Co.	50,692	3,373,553
The Kraft Heinz Co.	118,247	8,345,873
The Kroger Co.	192,328	6,937,271
McCormick & Co., Inc.	23,098	1,898,194
Mondelez International, Inc. Class A	319,876	13,393,208
Sysco Corp.	110,045	4,288,454
Tyson Foods, Inc. Class A	60,372	2,602,033
Whole Foods Market, Inc.	70,923	2,244,713

		61,772,273

Health Care – Products — 3.2%
Baxter International, Inc.	107,651	3,536,335
Becton, Dickinson & Co.	41,903	5,558,852
Boston Scientific Corp. (a)	265,710	4,360,301
C.R. Bard, Inc.	14,677	2,734,472
Edwards Lifesciences Corp. (a)	21,296	3,027,652
Henry Schein, Inc. (a)	16,600	2,203,152
Intuitive Surgical, Inc. (a)	7,318	3,363,206
Johnson & Johnson	549,461	51,292,184
Medtronic PLC	280,733	18,792,267
St. Jude Medical, Inc.	56,443	3,560,989
Stryker Corp.	62,878	5,916,820
Varian Medical Systems, Inc. (a)	19,625	1,447,933
Zimmer Biomet Holdings, Inc.	33,676	3,163,187

		108,957,350

Health Care – Services — 2.1%
Aetna, Inc.	69,269	7,578,721
Anthem, Inc.	52,000	7,280,000
Cigna Corp.	50,998	6,885,750
DaVita HealthCare Partners, Inc. (a)	33,902	2,452,132
HCA Holdings, Inc. (a)	63,657	4,924,505
Humana, Inc.	29,234	5,232,886
Laboratory Corporation of America Holdings (a)	19,812	2,149,008
Quest Diagnostics, Inc.	28,477	1,750,481
Tenet Healthcare Corp. (a)	19,273	711,559
Thermo Fisher Scientific, Inc.	79,517	9,723,339
UnitedHealth Group, Inc.	189,572	21,992,248
Universal Health Services, Inc. Class B	18,040	2,251,572

		72,932,201

Household Products — 0.3%
Avery Dennison Corp.	17,630	997,329
The Clorox Co.	25,748	2,974,666
Kimberly-Clark Corp.	72,668	7,923,719

		11,895,714

Pharmaceuticals — 5.7%
Abbott Laboratories	296,496	11,925,069
AbbVie, Inc.	328,622	17,880,323

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allergan PLC (a)	78,144	$21,240,321
AmerisourceBergen Corp.	40,620	3,858,494
Baxalta, Inc.	107,851	3,398,385
Bristol-Myers Squibb Co.	331,499	19,624,741
Cardinal Health, Inc.	64,811	4,978,781
DENTSPLY International, Inc.	27,687	1,400,132
Eli Lilly & Co.	193,503	16,194,266
Endo International PLC (a)	41,335	2,863,689
Express Scripts Holding Co. (a)	133,955	10,844,997
Mallinckrodt PLC (a)	23,166	1,481,234
Mead Johnson Nutrition Co.	40,040	2,818,816
Merck & Co., Inc.	559,868	27,651,880
Mylan NV (a)	81,566	3,283,847
Patterson Cos., Inc.	16,597	717,820
Perrigo Co. PLC	28,964	4,555,168
Pfizer, Inc.	1,224,285	38,454,792
Zoetis, Inc.	91,119	3,752,280

		196,925,035

		830,895,252

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	67,384	1,365,200

Energy — 6.8%
Coal — 0.0%
CONSOL Energy, Inc.	44,178	432,944

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	15,493	662,326

Oil & Gas — 5.1%
Anadarko Petroleum Corp.	100,556	6,072,577
Apache Corp.	74,611	2,921,767
Cabot Oil & Gas Corp.	81,767	1,787,427
Chesapeake Energy Corp.	106,627	781,576
Chevron Corp.	373,850	29,489,288
Cimarex Energy Co.	18,535	1,899,467
ConocoPhillips	244,357	11,719,362
Devon Energy Corp.	76,519	2,838,090
Diamond Offshore Drilling, Inc.	12,691	219,554
Ensco PLC Class A	48,495	682,810
EOG Resources, Inc.	108,734	7,915,835
EQT Corp.	30,127	1,951,326
Exxon Mobil Corp.	827,717	61,540,759
Helmerich & Payne, Inc.	21,475	1,014,908
Hess Corp.	48,326	2,419,200
Marathon Oil Corp.	133,751	2,059,765
Marathon Petroleum Corp.	106,222	4,921,265
Murphy Oil Corp.	31,186	754,701
Newfield Exploration Co. (a)	32,147	1,057,636
Noble Energy, Inc.	84,743	2,557,544
Occidental Petroleum Corp.	152,066	10,059,166
Phillips 66	95,236	7,317,934
Pioneer Natural Resources Co.	29,549	3,594,340

	Number of Shares	Value
Range Resources Corp.	33,613	$1,079,650
Southwestern Energy Co. (a)	77,605	984,807
Tesoro Corp.	24,192	2,352,430
Valero Energy Corp.	98,833	5,939,863

		175,933,047

Oil & Gas Services — 1.1%
Baker Hughes, Inc.	86,253	4,488,606
Cameron International Corp. (a)	38,011	2,330,835
FMC Technologies, Inc. (a)	44,681	1,385,111
Halliburton Co.	170,465	6,025,938
National Oilwell Varco, Inc.	76,993	2,898,786
Schlumberger Ltd.	251,663	17,357,197
Transocean Ltd.	69,520	898,198

		35,384,671

Pipelines — 0.6%
Columbia Pipeline Group, Inc.	62,905	1,150,532
Kinder Morgan, Inc.	357,582	9,897,870
ONEOK, Inc.	41,344	1,331,277
Spectra Energy Corp.	132,756	3,487,500
The Williams Cos., Inc.	135,529	4,994,244

		20,861,423

		233,274,411

Financial — 15.8%
Banks — 4.4%
Bank of America Corp.	2,077,591	32,368,868
The Bank of New York Mellon Corp.	219,554	8,595,539
BB&T Corp.	155,490	5,535,444
Capital One Financial Corp.	107,455	7,792,637
Comerica, Inc.	35,688	1,466,777
Fifth Third Bancorp	159,988	3,025,373
Huntington Bancshares, Inc.	160,819	1,704,681
KeyCorp	166,670	2,168,377
M&T Bank Corp.	26,224	3,198,017
Northern Trust Corp.	43,468	2,962,779
PNC Financial Services Group, Inc.	101,868	9,086,625
Regions Financial Corp.	264,613	2,384,163
State Street Corp.	80,716	5,424,922
SunTrust Banks, Inc.	102,200	3,908,128
U.S. Bancorp	328,602	13,475,968
Wells Fargo & Co.	926,988	47,600,834
Zions Bancorp	40,519	1,115,893

		151,815,025

Diversified Financial — 4.6%
Affiliated Managers Group, Inc. (a)	10,865	1,857,806
American Express Co.	169,091	12,534,716
Ameriprise Financial, Inc.	35,364	3,859,273
BlackRock, Inc.	25,479	7,579,238
The Charles Schwab Corp.	237,619	6,786,399
Citigroup, Inc.	597,486	29,641,280

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CME Group, Inc.	67,107	$6,223,503
Discover Financial Services	86,269	4,485,125
E*TRADE Financial Corp. (a)	58,093	1,529,589
Franklin Resources, Inc.	77,551	2,889,550
The Goldman Sachs Group, Inc.	79,717	13,851,626
Intercontinental Exchange, Inc.	22,029	5,176,595
Invesco Ltd.	85,400	2,667,042
JP Morgan Chase & Co.	734,068	44,756,126
Legg Mason, Inc.	21,816	907,764
Morgan Stanley	302,281	9,521,851
The Nasdaq, Inc.	23,633	1,260,348
Navient Corp.	73,919	830,850
T. Rowe Price Group, Inc.	50,941	3,540,400

		159,899,081

Insurance — 4.1%
ACE Ltd.	63,920	6,609,328
Aflac, Inc.	85,865	4,991,332
The Allstate Corp.	79,548	4,632,875
American International Group, Inc.	256,747	14,588,364
Aon PLC	55,847	4,948,603
Assurant, Inc.	12,904	1,019,545
Berkshire Hathaway, Inc. Class B (a)	371,925	48,499,020
The Chubb Corp.	44,932	5,510,910
Cincinnati Financial Corp.	29,902	1,608,728
Genworth Financial, Inc. Class A (a)	95,418	440,831
The Hartford Financial Services Group, Inc.	81,793	3,744,484
Lincoln National Corp.	50,211	2,383,014
Loews Corp.	56,866	2,055,137
Marsh & McLennan Cos., Inc.	105,286	5,498,035
MetLife, Inc.	221,297	10,434,154
Principal Financial Group, Inc.	54,261	2,568,716
The Progressive Corp.	116,540	3,570,786
Prudential Financial, Inc.	89,833	6,846,173
Torchmark Corp.	23,302	1,314,233
The Travelers Cos., Inc.	61,827	6,153,641
Unum Group	49,313	1,581,961
XL Group PLC	60,885	2,211,343

		141,211,213

Real Estate — 0.1%
CBRE Group, Inc. (a)	57,940	1,854,080

Real Estate Investment Trusts (REITS) — 2.5%
American Tower Corp.	83,838	7,376,067
Apartment Investment & Management Co. Class A	30,428	1,126,445
AvalonBay Communities, Inc.	26,630	4,655,457
Boston Properties, Inc.	30,446	3,604,806
Crown Castle International Corp.	65,928	5,199,741
Equity Residential	72,195	5,423,288
Essex Property Trust, Inc.	13,203	2,949,814
General Growth Properties, Inc.	116,561	3,027,089

	Number of Shares	Value
HCP, Inc.	91,394	$3,404,426
Host Hotels & Resorts, Inc.	150,294	2,376,148
Iron Mountain, Inc.	37,130	1,151,773
Kimco Realty Corp.	82,157	2,007,096
The Macerich Co.	26,744	2,054,474
Plum Creek Timber Co., Inc.	34,717	1,371,669
Prologis, Inc.	103,827	4,038,870
Public Storage	29,303	6,201,394
Realty Income Corp.	47,407	2,246,618
Simon Property Group, Inc.	61,340	11,269,385
SL Green Realty Corp.	19,700	2,130,752
Ventas, Inc.	65,491	3,671,425
Vornado Realty Trust	35,492	3,209,187
Welltower, Inc.	69,540	4,709,249
Weyerhaeuser Co.	102,343	2,798,058

		86,003,231

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	94,716	963,262
People’s United Financial, Inc.	64,490	1,014,427

		1,977,689

		542,760,319

Industrial — 9.4%
Aerospace & Defense — 2.0%
The Boeing Co.	126,767	16,600,139
General Dynamics Corp.	60,289	8,316,867
L-3 Communications Holdings, Inc.	15,753	1,646,504
Lockheed Martin Corp.	53,069	11,001,734
Northrop Grumman Corp.	37,255	6,182,467
Raytheon Co.	60,461	6,605,969
Rockwell Collins, Inc.	26,221	2,145,927
United Technologies Corp.	164,805	14,665,997

		67,165,604

Airlines — 0.1%
United Continental Holdings, Inc. (a)	74,559	3,955,355

Building Materials — 0.1%
Martin Marietta Materials, Inc.	13,312	2,022,758
Masco Corp.	68,753	1,731,201

		3,753,959

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	47,668	2,493,990
Emerson Electric Co.	130,655	5,771,031

		8,265,021

Electronics — 0.5%
Agilent Technologies, Inc.	65,858	2,260,905
Allegion PLC	19,314	1,113,645
Amphenol Corp. Class A	61,242	3,120,892
FLIR Systems, Inc.	27,308	764,351
Garmin Ltd.	22,936	822,944
PerkinElmer, Inc.	22,318	1,025,735

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TE Connectivity Ltd.	79,563	$4,765,028
Tyco International PLC	83,284	2,786,683
Waters Corp. (a)	16,369	1,934,980

		18,595,163

Engineering & Construction — 0.1%
Fluor Corp.	29,391	1,244,709
Jacobs Engineering Group, Inc. (a)	23,766	889,561

		2,134,270

Environmental Controls — 0.2%
Republic Services, Inc.	47,542	1,958,731
Stericycle, Inc. (a)	16,820	2,343,194
Waste Management, Inc.	84,214	4,194,699

		8,496,624

Hand & Machine Tools — 0.1%
Snap-on, Inc.	11,568	1,746,074
Stanley Black & Decker, Inc.	30,374	2,945,670

		4,691,744

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	119,608	7,817,579
Ingersoll-Rand PLC	52,380	2,659,333
Joy Global, Inc.	17,964	268,202

		10,745,114

Machinery – Diversified — 0.5%
Cummins, Inc.	33,181	3,602,793
Deere & Co.	61,863	4,577,862
Flowserve Corp.	27,066	1,113,496
Rockwell Automation, Inc.	26,626	2,701,740
Roper Technologies, Inc.	19,856	3,111,435
Xylem, Inc.	35,801	1,176,063

		16,283,389

Manufacturing — 3.3%
3M Co.	124,037	17,584,726
Danaher Corp.	118,105	10,063,727
Dover Corp.	31,607	1,807,288
Eaton Corp. PLC	92,387	4,739,453
General Electric Co.	2,004,678	50,557,979
Honeywell International, Inc.	155,024	14,679,223
Illinois Tool Works, Inc.	65,337	5,377,888
Leggett & Platt, Inc.	26,368	1,087,680
Parker Hannifin Corp.	27,349	2,661,058
Pentair PLC	35,572	1,815,595
Textron, Inc.	55,086	2,073,437

		112,448,054

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	27,375	6,288,311

Packaging & Containers — 0.2%
Ball Corp.	27,449	1,707,328
Owens-Illinois, Inc. (a)	30,372	629,308
Sealed Air Corp.	40,365	1,892,311
WestRock Co.	51,789	2,664,026

		6,892,973

	Number of Shares	Value
Transportation — 1.6%
American ExpressNorfolk Southern Corp.	59,603	$4,553,669
C.H. Robinson Worldwide, Inc.	27,869	1,888,961
CSX Corp.	196,091	5,274,848
Expeditors International of Washington, Inc.	37,856	1,781,125
FedEx Corp.	52,268	7,525,547
J.B. Hunt Transport Services, Inc.	18,356	1,310,618
Kansas City Southern	21,965	1,996,179
Ryder System, Inc.	10,256	759,354
Union Pacific Corp.	172,244	15,228,092
United Parcel Service, Inc. Class B	138,827	13,700,837

		54,019,230

		323,734,811

Technology — 12.5%
Computers — 5.9%
Accenture PLC Class A	124,115	12,195,540
Apple, Inc.	1,132,341	124,897,212
Cognizant Technology Solutions Corp. Class A (a)	120,962	7,573,431
Computer Sciences Corp.	27,673	1,698,569
EMC Corp.	381,809	9,224,505
Hewlett-Packard Co.	357,841	9,164,308
International Business Machines Corp.	178,873	25,931,219
NetApp, Inc.	59,303	1,755,369
SanDisk Corp.	41,132	2,234,701
Seagate Technology PLC	60,022	2,688,986
Teradata Corp. (a)	29,319	849,078
Western Digital Corp.	45,815	3,639,544

		201,852,462

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	40,554	804,997
Xerox Corp.	198,853	1,934,839

		2,739,836

Semiconductors — 2.3%
Altera Corp.	59,582	2,983,867
Analog Devices, Inc.	62,181	3,507,630
Applied Materials, Inc.	239,292	3,515,200
Avago Technologies Ltd.	51,521	6,440,640
Broadcom Corp. Class A	111,185	5,718,245
Intel Corp.	944,610	28,470,545
KLA-Tencor Corp.	30,736	1,536,800
Lam Research Corp.	31,368	2,049,272
Linear Technology Corp.	47,155	1,902,704
Microchip Technology, Inc.	41,412	1,784,443
Micron Technology, Inc. (a)	213,554	3,199,039
NVIDIA Corp.	101,200	2,494,580
Qorvo, Inc. (a)	29,622	1,334,471
Skyworks Solutions, Inc.	37,978	3,198,127

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Texas Instruments, Inc.	204,466	$10,125,156
Xilinx, Inc.	51,025	2,163,460

		80,424,179

Software — 4.2%
Activision Blizzard, Inc.	99,282	3,066,821
Adobe Systems, Inc. (a)	98,989	8,138,876
Autodesk, Inc. (a)	45,076	1,989,655
CA, Inc.	61,159	1,669,641
Cerner Corp. (a)	60,731	3,641,431
Citrix Systems, Inc. (a)	31,683	2,194,998
The Dun & Bradstreet Corp.	6,948	729,540
Electronic Arts, Inc. (a)	61,606	4,173,806
Fidelity National Information Services, Inc.	56,170	3,767,884
Fiserv, Inc. (a)	46,233	4,004,240
Intuit, Inc.	55,386	4,915,507
Microsoft Corp.	1,588,248	70,295,856
Oracle Corp.	645,983	23,332,906
Red Hat, Inc. (a)	36,226	2,603,925
Salesforce.com, Inc. (a)	123,272	8,558,775

		143,083,861

		428,100,338

Utilities — 3.1%
Electric — 2.9%
The AES Corp.	135,462	1,326,173
Ameren Corp.	48,273	2,040,500
American Electric Power Co., Inc.	97,004	5,515,647
CenterPoint Energy, Inc.	86,407	1,558,782
CMS Energy Corp.	55,459	1,958,812
Consolidated Edison, Inc.	58,025	3,878,971
Dominion Resources, Inc.	117,718	8,284,993
DTE Energy Co.	35,549	2,857,073
Duke Energy Corp.	137,073	9,861,032
Edison International	64,521	4,069,339
Entergy Corp.	35,478	2,309,618
Eversource Energy	62,776	3,177,721
Exelon Corp.	170,725	5,070,533
FirstEnergy Corp.	83,593	2,617,297
NextEra Energy, Inc.	91,683	8,943,677
NRG Energy, Inc.	66,501	987,540
Pepco Holdings, Inc.	49,055	1,188,112
PG&E Corp.	97,418	5,143,670
Pinnacle West Capital Corp.	21,453	1,375,995
PPL Corp.	132,191	4,347,762
Public Service Enterprise Group, Inc.	100,474	4,235,984
SCANA Corp.	28,746	1,617,250
The Southern Co.	181,339	8,105,853
TECO Energy, Inc.	47,483	1,246,904
WEC Energy Group, Inc.	62,660	3,272,105
Xcel Energy, Inc.	99,871	3,536,432

		98,527,775

	Number of Shares	Value
Gas — 0.2%
AGL Resources, Inc.	24,309	$1,483,822
NiSource, Inc.	64,205	1,191,003
Sempra Energy	46,960	4,541,971

		7,216,796

		105,744,571

TOTAL COMMON STOCK (Cost $2,245,129,184)		3,359,106,469

TOTAL EQUITIES (Cost $2,245,129,184)		3,359,106,469

TOTAL LONG-TERM INVESTMENTS (Cost $2,245,129,184)		3,359,106,469

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$75,064,149	75,064,149

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	33,393	33,393

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 10/08/15	6,490,000	6,489,943

TOTAL SHORT-TERM INVESTMENTS (Cost $81,587,485)		81,587,485

TOTAL INVESTMENTS — 100.2% (Cost $2,326,716,669) (d)		3,440,693,954

Other Assets/(Liabilities) — (0.2)%		(6,783,075)

NET ASSETS — 100.0%		$3,433,910,879

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $75,064,169. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $76,566,600.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 93.8%

COMMON STOCK — 93.8%
Basic Materials — 2.2%
Mining — 2.2%
Glencore PLC ADR (Switzerland)	6,519,500	$17,993,820

Communications — 5.6%
Internet — 2.0%
Amazon.com, Inc. (a)	32,700	16,738,803

Media — 3.6%
Tribune Media Co.	822,500	29,281,000

		46,019,803

Consumer, Cyclical — 13.5%
Auto Manufacturers — 6.6%
General Motors Co.	1,797,000	53,945,940

Retail — 6.9%
CarMax, Inc. (a)	361,200	21,426,384
Tiffany & Co.	450,000	34,749,000

		56,175,384

		110,121,324

Energy — 7.3%
Oil & Gas — 4.1%
Anadarko Petroleum Corp.	547,225	33,046,918

Oil & Gas Services — 3.2%
Halliburton Co.	247,330	8,743,116
NOW, Inc. (a)	1,188,784	17,594,003

		26,337,119

		59,384,037

Financial — 37.8%
Banks — 7.5%
Wells Fargo & Co.	1,194,800	61,352,980

Diversified Financial — 12.9%
BlackRock, Inc.	129,000	38,373,630
Franklin Resources, Inc.	513,570	19,135,618
JP Morgan Chase & Co.	779,000	47,495,630

		105,004,878

Insurance — 12.8%
American International Group, Inc.	1,066,000	60,570,120
Aon PLC	499,500	44,260,695

		104,830,815

Real Estate — 4.6%
CBRE Group, Inc. (a)	1,177,000	37,664,000

		308,852,673

Industrial — 8.2%
Machinery – Construction & Mining — 4.0%
Caterpillar, Inc.	509,352	33,291,247

	Number of Shares	Value
Machinery – Diversified — 4.2%
Cummins, Inc.	314,500	$34,148,410

		67,439,657

Technology — 19.2%
Computers — 2.5%
Apple, Inc.	187,000	20,626,100

Semiconductors — 11.0%
Applied Materials, Inc.	2,043,425	30,017,913
Intel Corp.	1,982,000	59,737,480

		89,755,393

Software — 5.7%
Microsoft Corp.	1,046,500	46,318,090

		156,699,583

TOTAL COMMON STOCK (Cost $738,633,139)		766,510,897

TOTAL EQUITIES (Cost $738,633,139)		766,510,897

TOTAL LONG-TERM INVESTMENTS (Cost $738,633,139)		766,510,897

	Principal Amount
SHORT-TERM INVESTMENTS — 8.7%
Repurchase Agreement — 8.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$70,799,164	70,799,164

TOTAL SHORT-TERM INVESTMENTS (Cost $70,799,164)		70,799,164

TOTAL INVESTMENTS — 102.5% (Cost $809,432,303) (c)		837,310,061

Other Assets/(Liabilities) — (2.5)%		(20,524,263)

NET ASSETS — 100.0%		$816,785,798

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $70,799,184. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $72,215,550.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	86.2%
United Kingdom	7.6%

Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 0.6%
Chemicals — 0.6%
The Sherwin-Williams Co.	3,235	$720,693

Communications — 20.3%
Advertising — 0.3%
Nielsen Holdings PLC	7,578	336,994

Internet — 14.1%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	7,430	438,147
Alphabet, Inc. Class C (a)	9,517	5,790,333
Amazon.com, Inc. (a)	7,368	3,771,606
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	2,840	390,244
CDW Corp.	10,999	449,419
eBay, Inc. (a)	21,190	517,884
Expedia, Inc.	8,630	1,015,578
F5 Networks, Inc. (a)	6,929	802,378
Facebook, Inc. Class A (a)	36,806	3,308,859
The Priceline Group, Inc. (a)	1,459	1,804,579

		18,289,027

Media — 2.7%
Comcast Corp. Class A	42,384	2,410,802
Discovery Communications, Inc. Series A (a) (b)	8,009	208,474
FactSet Research Systems, Inc.	3,143	502,283
Scripps Networks Interactive Class A	7,404	364,203

		3,485,762

Telecommunications — 3.2%
Cisco Systems, Inc.	75,879	1,991,824
QUALCOMM, Inc.	10,265	551,538
Verizon Communications, Inc.	37,431	1,628,623

		4,171,985

		26,283,768

Consumer, Cyclical — 16.9%
Apparel — 0.1%
Ralph Lauren Corp.	725	85,666

Home Builders — 0.7%
PulteGroup, Inc.	50,988	962,143

Lodging — 1.2%
Hilton Worldwide Holdings, Inc.	31,926	732,383
Wyndham Worldwide Corp.	11,588	833,177

		1,565,560

Retail — 14.9%
Advance Auto Parts, Inc.	8,119	1,538,794
Chipotle Mexican Grill, Inc. (a)	2,208	1,590,312
Costco Wholesale Corp.	12,490	1,805,680

	Number of Shares	Value
CVS Health Corp.	22,761	$2,195,981
Dunkin’ Brands Group, Inc.	14,490	710,010
The Home Depot, Inc.	30,271	3,495,998
Lowe’s Cos., Inc.	31,900	2,198,548
O’Reilly Automotive, Inc. (a)	7,148	1,787,000
Ross Stores, Inc.	34,424	1,668,531
The TJX Cos., Inc.	30,955	2,210,806

		19,201,660

		21,815,029

Consumer, Non-cyclical — 30.9%
Beverages — 1.0%
Anheuser-Busch InBev SA/NV Sponsored ADR (Belgium)	2,725	289,722
Monster Beverage Corp. (a)	7,828	1,057,876

		1,347,598

Biotechnology — 6.6%
Amgen, Inc.	15,724	2,174,944
Biogen, Inc. (a)	2,335	681,376
Celgene Corp. (a)	16,646	1,800,598
Gilead Sciences, Inc.	28,290	2,777,795
Vertex Pharmaceuticals, Inc. (a)	10,264	1,068,893

		8,503,606

Commercial Services — 7.5%
Alliance Data Systems Corp. (a)	3,624	938,543
MasterCard, Inc. Class A	15,166	1,366,760
Moody’s Corp.	9,424	925,437
Paychex, Inc.	26,598	1,266,863
PayPal Holdings, Inc. (a)	27,642	858,008
Vantiv, Inc. Class A (a)	16,580	744,773
Verisk Analytics, Inc. Class A (a)	13,614	1,006,211
Visa, Inc. Class A	36,732	2,558,751

		9,665,346

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	12,250	777,385
The Estee Lauder Cos., Inc. Class A	15,965	1,288,056

		2,065,441

Foods — 1.2%
Mondelez International, Inc. Class A	36,341	1,521,598

Health Care – Products — 4.6%
Becton, Dickinson & Co.	9,861	1,308,160
C.R. Bard, Inc.	7,703	1,435,146
Johnson & Johnson	8,270	772,004
Medtronic PLC	17,961	1,202,309
Varian Medical Systems, Inc. (a)	6,560	483,997
Zimmer Biomet Holdings, Inc.	8,577	805,638

		6,007,254

Health Care – Services — 2.1%
Aetna, Inc.	14,819	1,621,347

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Anthem, Inc.	4,298	$601,720
HCA Holdings, Inc. (a)	5,936	459,209

		2,682,276

Pharmaceuticals — 6.3%
Allergan PLC (a)	4,110	1,117,139
AstraZeneca PLC Sponsored ADR (United Kingdom)	21,976	699,276
Bristol-Myers Squibb Co.	38,327	2,268,959
Cardinal Health, Inc.	16,363	1,257,006
Eli Lilly & Co.	20,619	1,725,604
Merck & Co., Inc.	22,485	1,110,534

		8,178,518

		39,971,637

Financial — 5.2%
Banks — 0.9%
Bank of America Corp.	74,113	1,154,680

Diversified Financial — 2.7%
The Goldman Sachs Group, Inc.	6,858	1,191,646
Intercontinental Exchange, Inc.	5,271	1,238,632
JP Morgan Chase & Co.	16,110	982,227

		3,412,505

Insurance — 0.7%
American International Group, Inc.	16,191	919,973

Real Estate Investment Trusts (REITS) — 0.9%
Public Storage	5,539	1,172,219

		6,659,377

Industrial — 5.0%
Aerospace & Defense — 1.2%
The Boeing Co.	11,830	1,549,139

Electronics — 0.4%
Agilent Technologies, Inc.	14,920	512,204

Machinery – Diversified — 0.5%
Rockwell Automation, Inc.	6,543	663,918

Manufacturing — 2.1%
Danaher Corp.	13,677	1,165,417
Honeywell International, Inc.	16,040	1,518,828

		2,684,245

Transportation — 0.8%
United Parcel Service, Inc. Class B	10,831	1,068,911

		6,478,417

Technology — 19.3%
Computers — 6.8%
Amdocs Ltd.	12,028	684,153
Apple, Inc.	65,101	7,180,640
IHS, Inc. Class A (a)	7,392	857,472
Jack Henry & Associates, Inc.	1,300	90,493

		8,812,758

	Number of Shares	Value
Internet — 1.4%
Check Point Software Technologies Ltd. (a)	22,871	$1,814,356

Semiconductors — 2.2%
Altera Corp.	15,101	756,258
Broadcom Corp. Class A	4,576	235,344
Linear Technology Corp.	18,885	762,010
Maxim Integrated Products, Inc.	30,288	1,011,619

		2,765,231

Software — 8.9%
Activision Blizzard, Inc.	26,521	819,234
Fiserv, Inc. (a)	10,981	951,064
Intuit, Inc.	11,087	983,971
Microsoft Corp.	83,752	3,706,864
Oracle Corp.	106,177	3,835,113
Salesforce.com, Inc. (a)	17,091	1,186,628

		11,482,874

		24,875,219

TOTAL COMMON STOCK (Cost $113,780,422)		126,804,140

TOTAL EQUITIES (Cost $113,780,422)		126,804,140

MUTUAL FUNDS — 0.1%
Diversified Financial — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	212,074	212,074

TOTAL MUTUAL FUNDS (Cost $212,074)		212,074

TOTAL LONG-TERM INVESTMENTS (Cost $113,992,496)		127,016,214

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$1,935,113	1,935,113

TOTAL SHORT-TERM INVESTMENTS (Cost $1,935,113)		1,935,113

TOTAL INVESTMENTS — 99.8% (Cost $115,927,609) (e)		128,951,327

Other Assets/(Liabilities) — 0.2%		217,552

NET ASSETS — 100.0%		$129,168,879

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $206,366 or 0.16% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,935,114. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $1,975,050.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 1.0%
Chemicals — 1.0%
Ashland, Inc.	25,900	$2,606,058
Ecolab, Inc.	60,700	6,660,004
PPG Industries, Inc.	800	70,152
The Sherwin-Williams Co.	23,100	5,146,218

		14,482,432

Communications — 27.6%
Internet — 23.7%
Akamai Technologies, Inc. (a)	32,000	2,209,920
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	383,665	22,624,725
Alphabet, Inc. Class A (a)	56,936	36,346,234
Alphabet, Inc. Class C (a)	79,863	48,590,246
Amazon.com, Inc. (a)	170,656	87,357,100
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	38,700	5,317,767
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	35,000	2,211,300
Expedia, Inc.	4,600	541,328
Facebook, Inc. Class A (a)	623,702	56,070,810
JD.com, Inc. ADR (Cayman Islands) (a)	45,800	1,193,548
LinkedIn Corp. Class A (a)	31,800	6,046,134
Netflix, Inc. (a)	145,000	14,972,700
The Priceline Group, Inc. (a)	27,900	34,508,394
Tencent Holdings Ltd.	684,400	11,528,410
Vipshop Holdings Ltd. ADR (Cayman Islands) (a)	235,000	3,948,000

		333,466,616

Media — 1.3%
FactSet Research Systems, Inc.	54,081	8,642,685
Time Warner, Inc.	1,300	89,375
The Walt Disney Co.	91,000	9,300,200

		18,032,260

Telecommunications — 2.6%
Cisco Systems, Inc.	798,797	20,968,421
QUALCOMM, Inc.	278,575	14,967,835
T-Mobile US, Inc. (a)	27,900	1,110,699

		37,046,955

		388,545,831

Consumer, Cyclical — 13.5%
Airlines — 1.0%
Alaska Air Group, Inc.	23,100	1,835,295
American Airlines Group, Inc.	295,700	11,482,031

	Number of Shares	Value
Delta Air Lines, Inc.	1,500	$67,305

		13,384,631

Apparel — 1.2%
Hanesbrands, Inc.	247,900	7,174,226
Nike, Inc. Class B	67,700	8,325,069
VF Corp.	9,100	620,711

		16,120,006

Auto Manufacturers — 0.5%
Tesla Motors, Inc. (a)	29,450	7,315,380

Automotive & Parts — 0.1%
BorgWarner, Inc.	9,100	378,469
Delphi Automotive PLC	9,400	714,776

		1,093,245

Leisure Time — 0.8%
Carnival Corp.	11,000	546,700
Norwegian Cruise Line Holdings Ltd. (a)	108,900	6,239,970
Royal Caribbean Cruises Ltd.	56,700	5,051,403

		11,838,073

Lodging — 0.8%
Hilton Worldwide Holdings, Inc.	252,055	5,782,142
Las Vegas Sands Corp.	5,700	216,429
Marriott International, Inc. Class A	36,590	2,495,438
MGM Resorts International (a)	180,000	3,321,000

		11,815,009

Retail — 9.1%
AutoZone, Inc. (a)	8,400	6,080,172
CarMax, Inc. (a)	38,200	2,266,024
Chipotle Mexican Grill, Inc. (a)	8,000	5,762,000
Costco Wholesale Corp.	12,900	1,864,953
CVS Health Corp.	135,400	13,063,392
The Home Depot, Inc.	100,200	11,572,098
L Brands, Inc.	35,300	3,181,589
Lowe’s Cos., Inc.	293,099	20,200,383
O’Reilly Automotive, Inc. (a)	51,200	12,800,000
PVH Corp.	12,200	1,243,668
Ross Stores, Inc.	128,000	6,204,160
Starbucks Corp.	302,800	17,211,152
Tractor Supply Co.	82,200	6,931,104
Walgreens Boots Alliance, Inc.	121,900	10,129,890
Yum! Brands, Inc.	116,733	9,332,803

		127,843,388

		189,409,732

Consumer, Non-cyclical — 34.6%
Beverages — 3.6%
The Coca-Cola Co.	383,233	15,375,308
Constellation Brands, Inc. Class A	24,100	3,017,561
Monster Beverage Corp. (a)	143,817	19,435,429

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SABMiller PLC Sponsored ADR (United Kingdom)	229,734	$13,154,569

		50,982,867

Biotechnology — 7.0%
Alexion Pharmaceuticals, Inc. (a)	139,600	21,832,044
Amgen, Inc.	63,953	8,845,979
Biogen, Inc. (a)	36,000	10,505,160
Celgene Corp. (a)	189,200	20,465,764
Gilead Sciences, Inc.	194,100	19,058,679
Incyte Corp. (a)	8,600	948,838
Regeneron Pharmaceuticals, Inc. (a)	22,400	10,419,136
Vertex Pharmaceuticals, Inc. (a)	56,800	5,915,152

		97,990,752

Commercial Services — 8.4%
Automatic Data Processing, Inc.	47,755	3,837,592
MasterCard, Inc. Class A	298,500	26,900,820
McKesson Corp.	124,200	22,980,726
SEI Investments Co.	298,954	14,418,551
Verisk Analytics, Inc. Class A (a)	1,400	103,474
Visa, Inc. Class A	713,350	49,691,961

		117,933,124

Cosmetics & Personal Care — 1.2%
The Estee Lauder Cos., Inc. Class A	45,600	3,679,008
The Procter & Gamble Co.	192,276	13,832,336

		17,511,344

Foods — 1.2%
Danone SA Sponsored ADR (France)	1,298,607	16,362,448

Health Care – Products — 2.7%
Becton, Dickinson & Co.	53,600	7,110,576
Henry Schein, Inc. (a)	800	106,176
Hologic, Inc. (a)	29,700	1,162,161
Intuitive Surgical, Inc. (a)	15,100	6,939,658
Medtronic PLC	38,507	2,577,659
Stryker Corp.	48,100	4,526,210
Varian Medical Systems, Inc. (a)	135,396	9,989,517
Zimmer Biomet Holdings, Inc.	62,521	5,872,597

		38,284,554

Health Care – Services — 3.3%
Aetna, Inc.	37,200	4,070,052
Anthem, Inc.	67,500	9,450,000
Cigna Corp.	13,500	1,822,770
Humana, Inc.	11,100	1,986,900
Thermo Fisher Scientific, Inc.	110,800	13,548,624
UnitedHealth Group, Inc.	131,200	15,220,512

		46,098,858

Pharmaceuticals — 7.2%
AbbVie, Inc.	4,600	250,286
Allergan PLC (a)	84,893	23,074,766
AmerisourceBergen Corp.	38,500	3,657,115

	Number of Shares	Value
Bristol-Myers Squibb Co.	124,000	$7,340,800
Cardinal Health, Inc.	84,500	6,491,290
Eli Lilly & Co.	90,900	7,607,421
Merck & Co., Inc.	112,501	5,556,424
Novartis AG ADR (Switzerland)	140,941	12,955,297
Novo Nordisk A/S Sponsored ADR (Denmark)	295,608	16,033,778
Perrigo Co. PLC	700	110,089
Shire PLC Sponsored ADR (Ireland)	4,400	903,012
Valeant Pharmaceuticals International, Inc. (a)	98,400	17,552,592

		101,532,870

		486,696,817

Energy — 1.2%
Oil & Gas — 0.4%
Cimarex Energy Co.	13,000	1,332,240
Concho Resources, Inc. (a)	11,000	1,081,300
EQT Corp.	39,300	2,545,461
Pioneer Natural Resources Co.	4,500	547,380

		5,506,381

Oil & Gas Services — 0.8%
Schlumberger Ltd.	154,978	10,688,833

		16,195,214

Financial — 5.0%
Banks — 0.6%
The Bank of New York Mellon Corp.	48,900	1,914,435
Northern Trust Corp.	18,100	1,233,696
State Street Corp.	82,600	5,551,546

		8,699,677

Diversified Financial — 3.0%
American Express Co.	65,856	4,881,905
Ameriprise Financial, Inc.	55,500	6,056,715
Citigroup, Inc.	11,900	590,359
Greenhill & Co., Inc.	50,625	1,441,294
Intercontinental Exchange, Inc.	38,900	9,141,111
Morgan Stanley	374,800	11,806,200
TD Ameritrade Holding Corp.	265,200	8,443,968

		42,361,552

Insurance — 0.3%
Aon PLC	1,200	106,332
Marsh & McLennan Cos., Inc.	67,600	3,530,072

		3,636,404

Real Estate Investment Trusts (REITS) — 1.1%
American Tower Corp.	175,400	15,431,692

		70,129,325

Industrial — 7.6%
Aerospace & Defense — 1.1%
The Boeing Co.	115,800	15,164,010

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lockheed Martin Corp.	4,000	$829,240

		15,993,250

Airlines — 0.6%
United Continental Holdings, Inc. (a)	149,600	7,936,280

Machinery – Diversified — 0.9%
Flowserve Corp.	3,100	127,534
Roper Technologies, Inc.	40,100	6,283,670
Wabtec Corp.	69,400	6,110,670

		12,521,874

Manufacturing — 2.3%
Danaher Corp.	365,700	31,161,297
Textron, Inc.	51,200	1,927,168

		33,088,465

Transportation — 2.7%
Canadian Pacific Railway Ltd.	21,700	3,115,469
Expeditors International of Washington, Inc.	295,432	13,900,076
FedEx Corp.	45,000	6,479,100
J.B. Hunt Transport Services, Inc.	27,500	1,963,500
Kansas City Southern	700	63,616
Union Pacific Corp.	3,600	318,276
United Parcel Service, Inc. Class B	123,237	12,162,259

		38,002,296

		107,542,165

Technology — 9.1%
Computers — 1.5%
Apple, Inc.	159,500	17,592,850
Cognizant Technology Solutions Corp. Class A (a)	33,000	2,066,130
IHS, Inc. Class A (a)	12,600	1,461,600

		21,120,580

Semiconductors — 0.8%
Analog Devices, Inc.	32,355	1,825,145
ARM Holdings PLC Sponsored ADR (United Kingdom)	215,648	9,326,776

		11,151,921

Software — 6.8%
Autodesk, Inc. (a)	202,181	8,924,270
Electronic Arts, Inc. (a)	52,900	3,583,975
Fiserv, Inc. (a)	104,200	9,024,762
Microsoft Corp.	668,396	29,583,207
Oracle Corp.	499,151	18,029,334
Red Hat, Inc. (a)	87,590	6,295,969
Salesforce.com, Inc. (a)	224,200	15,566,206

	Number of Shares	Value
Servicenow, Inc. (a)	71,400	$4,958,730

		95,966,453

		128,238,954

TOTAL COMMON STOCK (Cost $1,192,740,452)		1,401,240,470

TOTAL EQUITIES (Cost $1,192,740,452)		1,401,240,470

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,041	1,041

TOTAL MUTUAL FUNDS (Cost $1,041)		1,041

TOTAL LONG-TERM INVESTMENTS (Cost $1,192,741,493)		1,401,241,511

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$5,523,592	5,523,592

Time Deposits — 0.3%
Euro Time Deposit 0.010% 10/01/15	4,884,479	4,884,479

TOTAL SHORT-TERM INVESTMENTS (Cost $10,408,071)		10,408,071

TOTAL INVESTMENTS — 100.3% (Cost $1,203,149,564) (c)		1,411,649,582

Other Assets/(Liabilities) — (0.3)%		(4,137,626)

NET ASSETS — 100.0%		$1,407,511,956

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $5,523,593. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $5,638,050.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 1.2%
Chemicals — 1.2%
Monsanto Co.	140,000	$11,947,600

Communications — 34.2%
Internet — 29.3%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	326,000	19,224,220
Alphabet, Inc. Class A (a)	59,004	37,666,383
Alphabet, Inc. Class C (a)	35,918	21,853,230
Amazon.com, Inc. (a)	29,000	14,844,810
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	238,611	32,787,537
eBay, Inc. (a)	640,229	15,647,197
Equinix, Inc.	91,125	24,913,575
Facebook, Inc. Class A (a)	510,460	45,890,354
Liberty Interactive Corp. QVC Group (a)	816,438	21,415,169
LinkedIn Corp. Class A (a)	108,000	20,534,040
The Priceline Group, Inc. (a)	15,400	19,047,644
TripAdvisor, Inc. (a)	143,249	9,027,552
Yelp, Inc. (a) (b)	100,452	2,175,790

		285,027,501

Media — 1.0%
Discovery Communications, Inc. Series A (a) (b)	137,877	3,588,938
Discovery Communications, Inc. Series C (a)	247,202	6,004,537

		9,593,475

Telecommunications — 3.9%
Palo Alto Networks, Inc. (a)	60,000	10,320,000
QUALCOMM, Inc.	516,735	27,764,172

		38,084,172

		332,705,148

Consumer, Cyclical — 8.6%
Apparel — 2.8%
Nike, Inc. Class B	220,433	27,106,646

Retail — 5.8%
Chipotle Mexican Grill, Inc. (a)	24,000	17,286,000
L Brands, Inc.	180,127	16,234,846
Walgreens Boots Alliance, Inc.	278,988	23,183,903

		56,704,749

		83,811,395

Consumer, Non-cyclical — 30.7%
Biotechnology — 10.9%
Alexion Pharmaceuticals, Inc. (a)	103,000	16,108,170

	Number of Shares	Value
Biogen, Inc. (a)	98,914	$28,864,094
Celgene Corp. (a)	253,054	27,372,851
Illumina, Inc. (a)	57,000	10,021,740
Regeneron Pharmaceuticals, Inc. (a)	51,000	23,722,140

		106,088,995

Commercial Services — 11.3%
MasterCard, Inc. Class A	259,254	23,363,970
PayPal Holdings, Inc. (a)	535,254	16,614,284
Visa, Inc. Class A	1,001,404	69,757,803

		109,736,057

Foods — 0.8%
Whole Foods Market, Inc.	249,000	7,880,850

Health Care – Products — 0.3%
Edwards Lifesciences Corp. (a)	20,409	2,901,548

Pharmaceuticals — 7.4%
Allergan PLC (a)	84,828	23,057,099
BioMarin Pharmaceutical, Inc. (a)	131,000	13,796,920
Novo Nordisk A/S Sponsored ADR (Denmark)	308,840	16,751,482
Valeant Pharmaceuticals International, Inc. (a)	104,283	18,602,001

		72,207,502

		298,814,952

Energy — 1.7%
Oil & Gas Services — 1.7%
FMC Technologies, Inc. (a)	238,000	7,378,000
Schlumberger Ltd.	137,000	9,448,890

		16,826,890

Financial — 6.0%
Diversified Financial — 3.8%
The Charles Schwab Corp.	435,000	12,423,600
Intercontinental Exchange, Inc.	68,778	16,162,142
LendingClub Corp. (a) (b)	648,000	8,573,040

		37,158,782

Real Estate Investment Trusts (REITS) — 2.2%
Crown Castle International Corp.	265,580	20,946,295

		58,105,077

Industrial — 1.0%
Electrical Components & Equipment — 1.0%
Mobileye NV (a) (b)	209,211	9,514,916

Technology — 15.1%
Semiconductors — 1.7%
ARM Holdings PLC Sponsored ADR (United Kingdom)	156,390	6,763,867
ASML Holding NV (b)	110,000	9,677,800

		16,441,667

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 13.4%
Adobe Systems, Inc. (a)	220,000	$18,088,400
Athenahealth, Inc. (a) (b)	70,000	9,334,500
Cerner Corp. (a)	174,000	10,433,040
Electronic Arts, Inc. (a)	289,697	19,626,972
Intuit, Inc.	106,219	9,426,936
Microsoft Corp.	420,102	18,593,715
Salesforce.com, Inc. (a)	483,000	33,534,690
Splunk, Inc. (a)	214,000	11,844,900

		130,883,153

		147,324,820

TOTAL COMMON STOCK (Cost $788,616,004)		959,050,798

TOTAL EQUITIES (Cost $788,616,004)		959,050,798

MUTUAL FUNDS — 3.9%
Diversified Financial — 3.9%
State Street Naviagtor Securities Lending Prime Portfolio (c)	37,590,175	37,590,175

TOTAL MUTUAL FUNDS (Cost $37,590,175)		37,590,175

TOTAL LONG-TERM INVESTMENTS (Cost $826,206,179)		996,640,973

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$27,463,342	27,463,342

TOTAL SHORT-TERM INVESTMENTS (Cost $27,463,342)		27,463,342

TOTAL INVESTMENTS — 105.2% (Cost $853,669,521) (e)		1,024,104,315

Other Assets/(Liabilities) — (5.2)%		(50,265,283)

NET ASSETS — 100.0%		$973,839,032

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $36,792,054 or 3.78% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $27,463,350. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.000%, maturity dates ranging from 10/31/21 –1/31/22, and an aggregate market value, including accrued interest, of $28,018,431.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	87.3%
Cayman Islands	5.4%
Ireland	2.4%
Netherlands	2.0%
Canada	1.9%
Denmark	1.7%
Netherlands Antilles	1.0%
United Kingdom	0.7%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 3.2%
Chemicals — 2.0%
Albemarle Corp.	18,420	$812,322
Celanese Corp. Series A	16,480	975,122
The Mosaic Co.	34,685	1,079,050

		2,866,494

Forest Products & Paper — 0.4%
International Paper Co.	17,170	648,854

Iron & Steel — 0.8%
Nucor Corp.	29,713	1,115,723

		4,631,071

Communications — 5.1%
Media — 0.8%
Markit, Ltd. (a)	16,315	473,135
TEGNA, Inc.	31,205	698,680

		1,171,815

Telecommunications — 4.3%
CenturyLink, Inc.	27,933	701,677
Ciena Corp. (a)	59,745	1,237,917
Harris Corp.	15,073	1,102,590
Level 3 Communications, Inc. (a)	50,357	2,200,097
SBA Communications Corp. Class A (a)	8,385	878,245

		6,120,526

		7,292,341

Consumer, Cyclical — 9.6%
Airlines — 0.7%
American Airlines Group, Inc.	26,130	1,014,628

Apparel — 0.4%
Ralph Lauren Corp.	4,307	508,915

Auto Manufacturers — 0.5%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	11,405	341,009
Oshkosh Corp.	8,478	308,006

		649,015

Automotive & Parts — 1.8%
Allison Transmission Holdings, Inc.	76,125	2,031,776
Magna International, Inc. Class A	9,640	462,817

		2,494,593

Home Builders — 0.7%
PulteGroup, Inc.	21,984	414,838
Thor Industries, Inc.	6,822	353,380
Toll Brothers, Inc. (a)	7,873	269,571

		1,037,789

	Number of Shares	Value
Housewares — 0.2%
Newell Rubbermaid, Inc.	8,950	$355,404

Leisure Time — 0.2%
Carnival Corp.	5,824	289,453

Lodging — 1.1%
MGM Resorts International (a)	86,830	1,602,013

Retail — 3.6%
Advance Auto Parts, Inc.	2,893	548,310
American Eagle Outfitters, Inc.	111,125	1,736,884
Bed Bath & Beyond, Inc. (a)	5,375	306,483
CST Brands, Inc.	14,109	474,909
Foot Locker, Inc.	1,860	133,864
Lowe’s Cos., Inc.	3,259	224,610
PVH Corp.	13,695	1,396,069
Target Corp.	3,455	271,770

		5,092,899

Toys, Games & Hobbies — 0.4%
Mattel, Inc.	27,332	575,612

		13,620,321

Consumer, Non-cyclical — 14.7%
Commercial Services — 3.4%
The ADT Corp.	19,288	576,711
AerCap Holdings NV (a)	20,605	787,935
CoreLogic, Inc. (a)	12,225	455,137
Corrections Corporation of America	20,636	609,587
KAR Auction Services, Inc.	24,230	860,165
ServiceMaster Global Holdings, Inc. (a)	46,785	1,569,637

		4,859,172

Foods — 4.6%
Campbell Soup Co.	5,054	256,137
ConAgra Foods, Inc.	23,276	942,911
Danone SA	2,533	160,197
General Mills, Inc.	8,294	465,542
The J.M. Smucker Co.	6,603	753,336
Kellogg Co.	11,229	747,290
Mondelez International, Inc. Class A	14,447	604,896
Pilgrim’s Pride Corp.	25,415	528,124
Pinnacle Foods, Inc.	9,540	399,535
Sysco Corp.	45,243	1,763,120

		6,621,088

Health Care – Products — 3.5%
Becton, Dickinson & Co.	2,587	343,191
Boston Scientific Corp. (a)	118,906	1,951,247
Globus Medical, Inc. Class A (a)	56,225	1,161,609
Hologic, Inc. (a)	9,815	384,061
Zimmer Biomet Holdings, Inc.	12,318	1,157,030

		4,997,138

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 2.2%
Amsurg Corp. (a)	3,680	$285,973
Laboratory Corporation of America Holdings (a)	8,390	910,063
LifePoint Health, Inc. (a)	15,885	1,126,247
Quest Diagnostics, Inc.	12,143	746,430

		3,068,713

Pharmaceuticals — 1.0%
Cardinal Health, Inc.	2,420	185,904
Express Scripts Holding Co. (a)	2,306	186,694
VCA, Inc. (a)	20,735	1,091,698

		1,464,296

		21,010,407

Energy — 8.6%
Oil & Gas — 7.6%
Anadarko Petroleum Corp.	5,236	316,202
Cimarex Energy Co.	6,331	648,801
Devon Energy Corp.	16,050	595,295
EQT Corp.	11,595	751,008
Helmerich & Payne, Inc.	10,336	488,479
Hess Corp.	31,290	1,566,377
Imperial Oil Ltd.	36,969	1,171,262
Newfield Exploration Co. (a)	46,315	1,523,764
Noble Energy, Inc.	28,604	863,269
Occidental Petroleum Corp.	11,935	789,500
Precision Drilling Corp.	253,310	942,313
Valero Energy Corp.	10,395	624,740
WPX Energy, Inc. (a)	93,065	616,090

		10,897,100

Oil & Gas Services — 1.0%
Cameron International Corp. (a)	16,854	1,033,487
FMC Technologies, Inc. (a)	12,934	400,954

		1,434,441

		12,331,541

Financial — 26.4%
Banks — 7.3%
Bank of Hawaii Corp.	6,603	419,225
BB&T Corp.	9,564	340,478
BOK Financial Corp.	5,485	354,934
Comerica, Inc.	8,379	344,377
Commerce Bancshares, Inc.	15,529	707,501
Cullen/Frost Bankers, Inc.	5,083	323,177
M&T Bank Corp.	5,810	708,530
Northern Trust Corp.	25,694	1,751,303
PNC Financial Services Group, Inc.	5,189	462,859
State Street Corp.	6,159	413,946
SunTrust Banks, Inc.	55,184	2,110,236
Webster Financial Corp.	51,665	1,840,824
Westamerica Bancorp.	14,583	648,069

		10,425,459

	Number of Shares	Value
Diversified Financial — 3.7%
Discover Financial Services	7,290	$379,007
E*TRADE Financial Corp. (a)	75,340	1,983,702
Franklin Resources, Inc.	10,866	404,867
Invesco Ltd.	41,940	1,309,786
LPL Financial Holdings, Inc.	11,770	468,093
Synchrony Financial (a)	9,515	297,820
T. Rowe Price Group, Inc.	5,568	386,976

		5,230,251

Diversified Financial Services — 1.0%
Voya Financial, Inc.	38,575	1,495,553

Insurance — 5.8%
ACE Ltd.	6,616	684,094
Aflac, Inc.	5,214	303,090
The Allstate Corp.	3,735	217,526
Brown & Brown, Inc.	14,291	442,592
The Chubb Corp.	2,823	346,241
The Hartford Financial Services Group, Inc.	29,165	1,335,174
HCC Insurance Holdings, Inc.	2,021	156,567
MetLife, Inc.	6,257	295,017
ProAssurance Corp.	6,999	343,441
Reinsurance Group of America, Inc.	7,320	663,119
RenaissanceRe Holdings Ltd.	6,880	731,482
Torchmark Corp.	4,988	281,323
The Travelers Cos., Inc.	2,994	297,993
Unum Group	17,689	567,463
XL Group PLC	43,450	1,578,104

		8,243,226

Real Estate — 1.3%
CBRE Group, Inc. (a)	57,385	1,836,320

Real Estate Investment Trusts (REITS) — 7.0%
BioMed Realty Trust, Inc.	94,046	1,879,039
Boston Properties, Inc.	2,003	237,155
DuPont Fabros Technology, Inc.	42,090	1,089,289
Empire State Realty Trust, Inc. Class A	14,235	242,422
Host Hotels & Resorts, Inc.	17,784	281,165
Liberty Property Trust	57,505	1,811,983
Piedmont Office Realty Trust, Inc. Class A	38,096	681,537
SL Green Realty Corp.	14,755	1,595,901
Sunstone Hotel Investors, Inc.	84,115	1,112,841
Weyerhaeuser Co.	35,955	983,010

		9,914,342

Savings & Loans — 0.3%
Capitol Federal Financial, Inc.	33,773	409,329

		37,554,480

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 12.0%
Aerospace & Defense — 0.7%
L-3 Communications Holdings, Inc.	3,417	$357,145
Spirit AeroSystems Holdings, Inc. Class A (a)	12,860	621,652

		978,797

Electrical Components & Equipment — 0.6%
Emerson Electric Co.	19,432	858,311

Electronics — 2.3%
Keysight Technologies, Inc. (a)	21,516	663,553
Koninklijke Philips Electronics NV	34,446	812,228
TE Connectivity Ltd.	10,100	604,889
Tyco International PLC	22,697	759,442
Waters Corp. (a)	4,160	491,754

		3,331,866

Engineering & Construction — 1.2%
KBR, Inc.	97,465	1,623,767

Environmental Controls — 1.6%
Clean Harbors, Inc. (a)	10,619	466,917
Republic Services, Inc.	45,210	1,862,652

		2,329,569

Hand & Machine Tools — 0.7%
Stanley Black & Decker, Inc.	9,950	964,951

Manufacturing — 2.2%
ITT Corp.	38,695	1,293,574
Parker Hannifin Corp.	2,649	257,748
Pentair PLC	4,563	232,896
Textron, Inc.	9,480	356,827
Trinity Industries, Inc.	41,590	942,845

		3,083,890

Packaging & Containers — 1.8%
Bemis Co., Inc.	7,469	295,548
Berry Plastics Group, Inc. (a)	35,590	1,070,191
Crown Holdings, Inc. (a)	15,020	687,165
Sonoco Products Co.	13,348	503,754

		2,556,658

Transportation — 0.9%
Heartland Express, Inc.	32,110	640,273
Ryder System, Inc.	9,285	687,462

		1,327,735

		17,055,544

Technology — 8.5%
Computers — 1.7%
SanDisk Corp.	27,278	1,482,014
Western Digital Corp.	12,833	1,019,453

		2,501,467

	Number of Shares	Value
Internet — 0.3%
Check Point Software Technologies Ltd. (a)	4,760	$377,611

Semiconductors — 4.7%
Applied Materials, Inc.	53,994	793,172
Cirrus Logic, Inc. (a)	15,555	490,138
Integrated Device Technology, Inc. (a)	33,800	686,140
Lam Research Corp.	15,770	1,030,254
Maxim Integrated Products, Inc.	16,725	558,615
Mellanox Technologies Ltd. (a)	15,610	589,902
Microchip Technology, Inc.	14,729	634,673
NXP Semiconductor NV (a)	5,110	444,928
Skyworks Solutions, Inc.	10,455	880,415
Teradyne, Inc.	29,840	537,418

		6,645,655

Software — 1.8%
Activision Blizzard, Inc.	49,115	1,517,163
Electronic Arts, Inc. (a)	15,380	1,041,995

		2,559,158

		12,083,891

Utilities — 10.1%
Electric — 8.4%
Ameren Corp.	23,555	995,670
Consolidated Edison, Inc.	6,385	426,837
DTE Energy Co.	23,740	1,907,984
Dynegy, Inc. (a)	34,705	717,352
Edison International	15,683	989,127
Exelon Corp.	55,440	1,646,568
Great Plains Energy, Inc.	21,352	576,931
NorthWestern Corp.	6,085	327,556
NRG Energy, Inc.	45,520	675,972
OGE Energy Corp.	8,794	240,604
PG&E Corp.	32,171	1,698,629
Westar Energy, Inc.	22,330	858,365
Xcel Energy, Inc.	23,556	834,118

		11,895,713

Gas — 1.7%
Atmos Energy Corp.	10,408	605,538
Energen Corp.	21,320	1,063,015
The Laclede Group, Inc.	14,597	795,974

		2,464,527

		14,360,240

TOTAL COMMON STOCK (Cost $149,960,638)		139,939,836

TOTAL EQUITIES (Cost $149,960,638)		139,939,836

TOTAL LONG-TERM INVESTMENTS (Cost $149,960,638)		139,939,836

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$1,520,846	$1,520,846

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	8,800	8,800

TOTAL SHORT-TERM INVESTMENTS (Cost $1,529,646)		1,529,646

TOTAL INVESTMENTS — 99.3% (Cost $151,490,284) (c)		141,469,482

Other Assets/(Liabilities) — 0.7%		944,997

NET ASSETS — 100.0%		$142,414,479

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,520,847. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 1.750%, maturity dates ranging from 1/31/22 – 9/30/22, and an aggregate market value, including accrued interest, of $1,556,581.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 94.8%

COMMON STOCK — 94.8%
Basic Materials — 3.4%
Chemicals — 2.4%
Innospec, Inc.	18,630	$866,481
PolyOne Corp.	65,319	1,916,460
Sensient Technologies Corp.	23,060	1,413,578

		4,196,519

Forest Products & Paper — 0.7%
Deltic Timber Corp.	19,810	1,184,836

Mining — 0.3%
Luxfer Holdings PLC ADR (United Kingdom)	59,320	640,063

		6,021,418

Consumer, Cyclical — 16.1%
Apparel — 0.7%
Ascena Retail Group, Inc. (a)	93,030	1,294,047

Auto Manufacturers — 1.0%
Oshkosh Corp.	45,853	1,665,840

Automotive & Parts — 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	108,279	2,159,083
Horizon Global Corp. (a)	15,250	134,505

		2,293,588

Distribution & Wholesale — 1.7%
Essendant, Inc.	48,030	1,557,613
ScanSource, Inc. (a)	40,600	1,439,676

		2,997,289

Entertainment — 0.1%
International Speedway Corp. Class A	2,400	76,128

Home Furnishing — 3.5%
Tempur Sealy International, Inc. (a)	50,354	3,596,786
Whirlpool Corp.	17,353	2,555,403

		6,152,189

Office Furnishings — 0.5%
Steelcase, Inc. Class A	47,080	866,743

Retail — 5.1%
Casey’s General Stores, Inc.	11,860	1,220,631
The Cato Corp. Class A	36,560	1,244,137
CST Brands, Inc.	37,510	1,262,587
Fred’s, Inc. Class A	72,240	856,044
The Men’s Wearhouse, Inc.	47,406	2,015,703
Stage Stores, Inc.	73,000	718,320
Vitamin Shoppe, Inc. (a)	52,702	1,720,193

		9,037,615

	Number of Shares	Value
Storage & Warehousing — 1.1%
Mobile Mini, Inc.	64,871	$1,997,378

Textiles — 1.1%
G&K Services, Inc. Class A	27,800	1,852,036

		28,232,853

Consumer, Non-cyclical — 13.2%
Beverages — 0.7%
C&C Group PLC	300,449	1,190,436

Biotechnology — 0.8%
Charles River Laboratories International, Inc. (a)	23,370	1,484,462

Commercial Services — 2.0%
Corrections Corporation of America	27,908	824,403
Forrester Research, Inc.	32,230	1,013,311
FTI Consulting, Inc. (a)	40,710	1,689,872

		3,527,586

Foods — 1.5%
Cranswick PLC	46,862	1,132,281
Post Holdings, Inc. (a)	24,320	1,437,312

		2,569,593

Health Care – Products — 3.2%
Haemonetics Corp. (a)	95,835	3,097,387
ICU Medical, Inc. (a)	10,890	1,192,455
Steris Corp.	19,770	1,284,457

		5,574,299

Health Care – Services — 2.1%
Amsurg Corp. (a)	14,560	1,131,458
HealthSouth Corp.	58,788	2,255,695
ICON PLC (a)	3,830	271,815

		3,658,968

Household Products — 2.4%
Acco Brands Corp. (a)	144,370	1,020,696
Helen of Troy Ltd. (a)	17,540	1,566,322
The Scotts Miracle-Gro Co. Class A	28,017	1,703,994

		4,291,012

Pharmaceuticals — 0.5%
Phibro Animal Health Corp. Class A	25,190	796,760

		23,093,116

Diversified — 1.7%
Holding Company – Diversified — 1.7%
Primoris Services Corp.	164,260	2,941,897

Energy — 2.6%
Oil & Gas — 1.5%
Diamondback Energy, Inc. (a)	17,500	1,130,500
Linn Co LLC	50,328	136,389
RSP Permian, Inc. (a)	71,198	1,441,759

		2,708,648

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.1%
SEACOR Holdings, Inc. (a)	20,560	$1,229,694
Thermon Group Holdings, Inc. (a)	32,490	667,669

		1,897,363

		4,606,011

Financial — 18.3%
Banks — 10.4%
City National Corp.	35,079	3,089,057
First Midwest Bancorp, Inc.	74,430	1,305,502
Great Western Bancorp, Inc.	47,370	1,201,777
Hancock Holding Co.	35,780	967,849
Hanmi Financial Corp.	57,084	1,438,517
International Bancshares Corp.	51,090	1,278,783
MB Financial, Inc.	37,640	1,228,569
Northwest Bancshares, Inc.	103,200	1,341,600
Prosperity Bancshares, Inc.	39,858	1,957,426
Texas Capital Bancshares, Inc. (a)	56,536	2,963,617
Webster Financial Corp.	43,290	1,542,423

		18,315,120

Insurance — 3.9%
Alleghany Corp. (a)	3,568	1,670,216
Assured Guaranty Ltd.	27,510	687,750
Primerica, Inc.	30,370	1,368,776
Reinsurance Group of America, Inc.	18,850	1,707,622
White Mountains Insurance Group Ltd.	1,930	1,442,289

		6,876,653

Investment Companies — 0.9%
Ares Capital Corp.	57,640	834,627
Solar Capital Ltd.	49,050	775,971

		1,610,598

Real Estate Investment Trusts (REITS) — 2.5%
DiamondRock Hospitality Co.	65,174	720,173
Education Realty Trust, Inc.	27,443	904,247
Kite Realty Group Trust	31,895	759,420
Mid-America Apartment Communities, Inc.	13,240	1,083,959
Summit Hotel Properties, Inc.	74,390	868,131

		4,335,930

Savings & Loans — 0.6%
First Niagara Financial Group, Inc.	106,790	1,090,326

		32,228,627

Industrial — 26.7%
Aerospace & Defense — 0.9%
Cubic Corp.	38,190	1,601,689

Building Materials — 4.8%
Comfort Systems USA, Inc.	83,313	2,271,112
Gibraltar Industries, Inc. (a)	66,628	1,222,624
Simpson Manufacturing Co., Inc.	74,509	2,495,306

	Number of Shares	Value
Trex Co., Inc. (a)	52,121	$1,737,193
Tyman PLC	173,054	728,049

		8,454,284

Electrical Components & Equipment — 1.8%
Belden, Inc.	36,790	1,717,725
Encore Wire Corp.	45,400	1,483,218

		3,200,943

Electronics — 5.7%
Coherent, Inc. (a)	14,970	818,859
CTS Corp.	40,770	754,653
Faro Technologies, Inc. (a)	47,093	1,648,255
II-VI, Inc. (a)	147,328	2,369,034
Park Electrochemical Corp.	44,170	776,950
Plexus Corp. (a)	42,382	1,635,098
Vishay Intertechnology, Inc.	217,697	2,109,484

		10,112,333

Engineering & Construction — 1.5%
Mistras Group, Inc. (a)	59,040	758,664
Tutor Perini Corp. (a)	113,100	1,861,626

		2,620,290

Environmental Controls — 0.4%
Clean Harbors, Inc. (a)	17,040	749,249

Machinery – Construction & Mining — 1.6%
Babcock & Wilcox Enterprises, Inc. (a)	54,340	912,912
Terex Corp.	105,522	1,893,065

		2,805,977

Machinery – Diversified — 0.7%
Albany International Corp. Class A	42,100	1,204,481

Manufacturing — 5.0%
AptarGroup, Inc.	10,450	689,282
Barnes Group, Inc.	76,790	2,768,279
Carlisle Cos., Inc.	15,500	1,354,390
ESCO Technologies, Inc.	27,960	1,003,764
Matthews International Corp. Class A	30,180	1,477,915
Trimas Corp. (a)	92,850	1,518,097

		8,811,727

Metal Fabricate & Hardware — 1.3%
Circor International, Inc.	16,520	662,782
Mueller Industries, Inc.	56,250	1,663,875

		2,326,657

Packaging & Containers — 0.5%
Greif, Inc. Class A	26,060	831,575

Transportation — 1.9%
Dorian LPG Ltd. (a)	68,200	703,142
Era Group, Inc. (a)	40,540	606,884
Scorpio Tankers, Inc.	157,450	1,443,816
UTI Worldwide, Inc. (a)	113,330	520,185

		3,274,027

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 0.6%
GATX Corp.	22,240	$981,896

		46,975,128

Technology — 9.8%
Computers — 2.5%
Diebold, Inc.	44,030	1,310,773
Mentor Graphics Corp.	71,080	1,750,700
Mercury Computer Systems, Inc. (a)	80,787	1,285,321

		4,346,794

Semiconductors — 5.9%
Brooks Automation, Inc.	189,361	2,217,417
Diodes, Inc. (a)	103,208	2,205,555
Fairchild Semiconductor International, Inc. (a)	183,536	2,576,846
Maxim Integrated Products, Inc.	40,490	1,352,366
Photronics, Inc. (a)	132,928	1,204,328
Xcerra Corp. (a)	136,430	856,780

		10,413,292

Software — 1.4%
Allscripts Healthcare Solutions, Inc. (a)	113,880	1,412,112
MedAssets, Inc. (a)	53,850	1,080,231

		2,492,343

		17,252,429

Utilities — 3.0%
Electric — 0.4%
Westar Energy, Inc.	18,490	710,756

Gas — 2.6%
Atmos Energy Corp.	13,790	802,302
The Laclede Group, Inc.	17,570	958,092 471,471
New Jersey Resources Corp.	15,700
UGI Corp.	37,405	1,302,442
WGL Holdings, Inc.	17,760	1,024,218

		4,558,525

		5,269,281

TOTAL COMMON STOCK (Cost $146,534,231)		166,620,760

TOTAL EQUITIES (Cost $$146,534,231)		166,620,760

TOTAL LONG-TERM INVESTMENTS (Cost $146,534,231)		166,620,760

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.0%
Repurchase Agreement — 5.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$8,773,798	$8,773,798

Time Deposits — 0.0%
Euro Time Deposit 0.100% 10/01/15	49,006	49,006

TOTAL SHORT-TERM INVESTMENTS (Cost $8,822,804)		8,822,804

TOTAL INVESTMENTS — 99.8% (Cost $155,357,035) (c)		175,443,564

Other Assets/(Liabilities) — 0.2%		393,176

NET ASSETS — 100.0%		$175,836,740

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $8,773,800. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $8,956,288.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 97.2%
Basic Materials — 2.1%
Chemicals — 0.6%
American Vanguard Corp.	26,100	$301,716
Innospec, Inc.	21,840	1,015,778
Minerals Technologies, Inc.	16,200	780,192

		2,097,686

Forest Products & Paper — 0.8%
Clearwater Paper Corp. (a)	15,200	718,048
Mercer International, Inc.	51,900	520,557
Potlatch Corp.	17,500	503,825
Wausau Paper Corp.	63,700	407,680
Xerium Technologies, Inc. (a)	25,800	334,884

		2,484,994

Iron & Steel — 0.3%
Carpenter Technology Corp.	17,600	523,952
Reliance Steel & Aluminum Co.	5,700	307,857

		831,809

Mining — 0.4%
Gold Resource Corp. (b)	91,600	231,748
Royal Gold, Inc.	13,400	629,532
Stillwater Mining Co. (a)	48,200	497,906

		1,359,186

		6,773,675

Communications — 6.0%
Internet — 1.8%
1-800-Flowers.com, Inc. Class A (a)	33,200	302,120
CyrusOne, Inc.	47,500	1,551,350
DHI Group, Inc. (a)	94,300	689,333
ePlus, Inc. (a)	5,700	450,699
Marketo, Inc. (a)	38,925	1,106,249
New Media Investment Group, Inc.	37,200	575,112
PC-Tel, Inc.	11,700	70,317
Safeguard Scientifics, Inc. (a)	23,300	362,082
TechTarget, Inc. (a)	12,300	104,796
TeleCommunication Systems, Inc. Class A (a)	18,600	63,984
United Online, Inc. (a)	26,700	267,000
Web.com Group, Inc. (a)	13,500	284,580

		5,827,622

Media — 1.2%
Cable One, Inc. (a)	860	360,701
Demand Media, Inc. (a) (b)	34,600	144,282
Pandora Media, Inc. (a)	44,435	948,243
Scholastic Corp.	10,400	405,184
Sinclair Broadcast Group, Inc. Class A (b)	45,330	1,147,756

	Number of Shares	Value
Starz Class A (a)	21,020	$784,887

		3,791,053

Telecommunications — 3.0%
Ciena Corp. (a)	61,380	1,271,793
Comtech Telecommunications Corp.	29,800	614,178
EarthLink Holdings Corp.	183,700	1,429,186
General Communication, Inc. Class A (a)	11,100	191,586
Harmonic, Inc. (a)	43,400	251,720
Inteliquent, Inc.	36,000	803,880
Ixia (a)	47,000	681,030
NeuStar, Inc. Class A (a) (b)	55,200	1,501,992
Polycom, Inc. (a)	113,000	1,184,240
Sonus Networks, Inc. (a)	23,660	135,335
Spok Holdings, Inc.	22,100	363,766
ViaSat, Inc. (a) (b)	18,130	1,165,578

		9,594,284

		19,212,959

Consumer, Cyclical — 10.7%
Apparel — 1.1%
Ascena Retail Group, Inc. (a)	104,460	1,453,039
Crocs, Inc. (a)	19,100	246,867
Deckers Outdoor Corp. (a)	19,790	1,149,007
Perry Ellis International, Inc. (a)	11,000	241,560
Steven Madden Ltd. (a)	15,100	552,962

		3,643,435

Automotive & Parts — 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	22,500	448,650
China Automotive Systems, Inc. (a) (b)	18,700	99,484
Cooper Tire & Rubber Co.	16,800	663,768
Dorman Products, Inc. (a) (b)	15,100	768,439
Meritor, Inc. (a)	85,100	904,613
Tenneco, Inc. (a)	32,590	1,459,054
Tower International, Inc. (a)	31,700	753,192

		5,097,200

Distribution & Wholesale — 1.1%
Beacon Roofing Supply, Inc. (a)	27,400	890,226
Owens & Minor, Inc.	31,060	992,057
Pool Corp.	12,900	932,670
WESCO International, Inc. (a) (b)	14,390	668,703

		3,483,656

Entertainment — 1.3%
Carmike Cinemas, Inc. (a)	24,875	499,738
Eros International PLC (a) (b)	42,915	1,166,859
Isle of Capri Casinos, Inc. (a)	71,700	1,250,448
Lions Gate Entertainment Corp.	30,125	1,108,600

		4,025,645

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.7%
Cavco Industries, Inc. (a)	7,300	$497,057
Meritage Home Corp. (a)	14,000	511,280
TRI Pointe Group, Inc. (a)	86,275	1,129,340

		2,137,677

Home Furnishing — 0.4%
Ethan Allen Interiors, Inc. (b)	20,700	546,687
La-Z-Boy, Inc.	31,635	840,226

		1,386,913

Leisure Time — 0.3%
Diamond Resorts International, Inc. (a)	31,425	735,031
Interval Leisure Group, Inc.	13,300	244,188

		979,219

Lodging — 0.5%
Belmond Ltd. (a)	97,090	981,580
Boyd Gaming Corp. (a)	30,400	495,520
Caesars Entertainment Corp. (a) (b)	6,200	36,518

		1,513,618

Retail — 2.6%
Big Lots, Inc.	40,175	1,925,186
Build-A-Bear Workshop, Inc. (a)	29,300	553,477
Citi Trends, Inc.	14,300	334,334
DineEquity, Inc.	9,400	861,604
Express, Inc. (a)	26,700	477,129
Fred’s, Inc. Class A	28,000	331,800
The Men’s Wearhouse, Inc.	22,050	937,566
Party City Holdco, Inc. (a)	14,100	225,177
Pier 1 Imports, Inc. (b)	63,200	436,080
PriceSmart, Inc.	9,600	742,464
Red Robin Gourmet Burgers, Inc. (a)	4,700	355,978
Ruby Tuesday, Inc. (a)	36,800	228,528
Sears Hometown & Outlet Stores, Inc. (a)	13,900	111,339
Sportsman’s Warehouse Holdings, Inc. (a) (b)	37,100	457,072
Titan Machinery, Inc. (a)	19,200	220,416
Trans World Entertainment Corp. (a)	19,900	75,023

		8,273,173

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	18,580	572,078

Textiles — 0.9%
Culp, Inc.	20,500	657,435
G&K Services, Inc. Class A	14,500	965,990
UniFirst Corp.	13,470	1,438,731

		3,062,156

		34,174,770

	Number of Shares	Value
Consumer, Non-cyclical — 15.5%
Agriculture — 0.8%
MGP Ingredients, Inc. (b)	30,300	$485,103
Universal Corp.	8,700	431,259
Vector Group Ltd. (b)	76,302	1,725,195

		2,641,557

Beverages — 0.2%
Farmer Bros Co. (a)	24,100	656,725

Biotechnology — 0.5%
Cambrex Corp. (a)	6,600	261,888
NewLink Genetics Corp. (a) (b)	9,300	333,312
Pfenex, Inc. (a)	10,900	163,609
Repligen Corp. (a)	33,500	932,975

		1,691,784

Commercial Services — 4.4%
Aaron’s, Inc.	38,500	1,390,235
American Public Education, Inc. (a)	15,500	363,475
Apollo Education Group, Inc. (a)	11,200	123,872
Cambium Learning Group, Inc. (a)	62,300	297,171
Capella Education Co.	5,100	252,552
Convergys Corp.	9,900	228,789
CRA International, Inc. (a)	17,400	375,492
DeVry Education Group, Inc.	6,900	187,749
Donnelley (R.R.) & Sons Co.	108,550	1,580,488
Electro Rent Corp.	42,800	444,264
EVERTEC, Inc.	39,445	712,771
FTI Consulting, Inc. (a)	48,015	1,993,103
The Hackett Group, Inc.	49,200	676,500
Heidrick & Struggles International, Inc.	9,500	184,775
Hillenbrand, Inc.	12,550	326,425
Information Services Group, Inc.	64,400	251,804
Insperity, Inc.	14,900	654,557
K12, Inc. (a)	68,100	847,164
McGrath RentCorp	33,900	904,791
Monster Worldwide, Inc. (a)	76,600	491,772
National American University Holdings, Inc.	13,100	36,680
Navigant Consulting, Inc. (a)	40,800	649,128
Quad/Graphics, Inc.	3,600	43,560
RPX Corp. (a)	79,200	1,086,624

		14,103,741

Foods — 2.2%
Cal-Maine Foods, Inc. (b)	6,700	365,887
Dean Foods Co.	95,100	1,571,052
John B Sanfilippo & Son, Inc.	3,700	189,662
Pinnacle Foods, Inc.	11,600	485,808
Post Holdings, Inc. (a)	7,000	413,700
SpartanNash Co.	20,000	517,000
SUPERVALU, Inc. (a)	139,515	1,001,718
TreeHouse Foods, Inc. (a)	19,675	1,530,518
United Natural Foods, Inc. (a)	16,240	787,803

		6,863,148

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 2.5%
Alere, Inc. (a)	24,845	$1,196,287
Atrion Corp.	2,480	929,901
Halyard Health, Inc. (a)	23,800	676,872
Hill-Rom Holdings, Inc.	26,315	1,368,117
Merit Medical Systems, Inc. (a)	17,100	408,861
Quidel Corp. (a)	28,900	545,632
West Pharmaceutical Services, Inc.	26,200	1,417,944
Wright Medical Group, Inc. (a)	58,180	1,222,943

		7,766,557

Health Care – Services — 2.0%
Alliance HealthCare Services, Inc. (a)	18,100	176,656
Almost Family, Inc. (a)	1,100	44,055
Capital Senior Living Corp. (a)	45,905	920,395
The Ensign Group, Inc.	5,200	221,676
LHC Group, Inc. (a)	14,100	631,257
Magellan Health, Inc. (a)	13,230	733,339
National Healthcare Corp.	11,700	712,413
RadNet, Inc. (a)	47,400	263,070
Select Medical Holdings Corp.	31,700	342,043
Triple-S Management Corp. Class B (a)	27,539	490,469
WellCare Health Plans, Inc. (a)	20,820	1,794,268

		6,329,641

Household Products — 1.8%
Acco Brands Corp. (a)	197,300	1,394,911
Central Garden & Pet Co. Class A (a)	20,200	325,422
CSS Industries, Inc.	24,900	655,866
Ennis, Inc.	46,000	798,560
Helen of Troy Ltd. (a)	18,500	1,652,050
Spectrum Brands Holdings, Inc.	10,425	953,992

		5,780,801

Pharmaceuticals — 1.1%
Adamas Pharmaceuticals, Inc. (a)	17,700	296,298
Biospecifics Technologies Corp. (a)	4,400	191,576
Cumberland Pharmaceuticals, Inc. (a)	33,900	195,603
Eagle Pharmaceuticals, Inc. (a) (b)	800	59,224
The Medicines Co. (a) (b)	25,825	980,317
Omega Protein Corp. (a)	36,100	612,617
Progenics Pharmaceuticals, Inc. (a) (b)	25,500	145,860
SciClone Pharmaceuticals, Inc. (a)	37,800	262,332
Sucampo Pharmaceuticals, Inc. Class A (a)	39,800	790,826

		3,534,653

		49,368,607

Diversified — 0.3%
Holding Company – Diversified — 0.3%
Liberty TripAdvisor Holdings, Inc. (a)	6,300	139,671

	Number of Shares	Value
National Bank Holdings Corp. Class A	32,200	$661,066

		800,737

Energy — 3.6%
Energy – Alternate Sources — 0.3%
Green Plains Renewable Energy, Inc.	13,200	256,872
REX American Resources Corp. (a)	15,400	779,548

		1,036,420

Oil & Gas — 2.9%
Adams Resources & Energy, Inc.	1,200	49,200
Alon USA Energy, Inc.	17,700	319,839
Atwood Oceanics, Inc. (b)	20,400	302,124
Bill Barrett Corp. (a) (b)	9,900	32,670
Clayton Williams Energy, Inc. (a) (b)	22,700	880,987
Matador Resources Co. (a)	43,400	900,116
Newfield Exploration Co. (a)	52,765	1,735,969
Noble Corp. PLC (b)	62,400	680,784
PBF Energy, Inc. Class A	51,035	1,440,718
PDC Energy, Inc. (a)	34,150	1,810,291
WPX Energy, Inc. (a)	140,300	928,786

		9,081,484

Oil & Gas Services — 0.4%
Gulf Island Fabrication, Inc.	11,600	122,148
Pioneer Energy Services Corp. (a)	117,400	246,540
RPC, Inc. (b)	41,200	364,620
Tesco Corp.	30,500	217,770
TETRA Technologies, Inc. (a)	66,700	394,197

		1,345,275

		11,463,179

Financial — 36.8%
Banks — 11.4%
Access National Corp. (b)	17,900	364,623
BancFirst Corp.	700	44,170
Banco Latinoamericano de Comercio Exterior SA	34,800	805,620
BBCN Bancorp, Inc.	34,700	521,194
C&F Financial Corp.	5,000	183,000
Capital Bank Financial Corp. Class A (a)	2,080	62,878
Cardinal Financial Corp.	27,200	625,872
Central Pacific Financial Corp.	10,100	211,797
Century Bancorp, Inc. Class A	4,400	179,344
Citizens & Northern Corp.	6,000	117,120
Columbia Banking System, Inc.	32,300	1,008,083
CVB Financial Corp.	12,200	203,740
East West Bancorp, Inc.	41,210	1,583,288
First BanCorp (a)	13,800	49,128
First Business Financial Services, Inc.	2,200	51,744
First Interstate Bancsystem, Inc.	34,700	966,048
First Merchants Corp.	22,500	589,950
The First of Long Island Corp.	2,100	56,763

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Glacier Bancorp, Inc.	37,000	$976,430
Great Western Bancorp, Inc.	118,995	3,018,903
Home Bancshares, Inc.	54,550	2,209,275
Horizon Bancorp	7,700	182,875
Lakeland Financial Corp.	20,500	925,575
MainSource Financial Group, Inc.	10,800	219,888
Merchants Bancshares, Inc.	1,900	55,860
Monarch Financial Holdings, Inc.	6,200	76,818
OFG Bancorp	5,300	46,269
Opus Bank	37,135	1,420,043
Orrstown Financial Services, Inc.	13,700	230,982
Popular, Inc.	109,910	3,322,579
Preferred Bank	3,100	97,960
Republic Bancorp, Inc. Class A	5,000	122,750
S&T Bancorp, Inc.	3,300	107,646
Sandy Spring Bancorp, Inc.	23,000	602,140
Signature Bank (a)	3,400	467,704
Southwest Bancorp, Inc.	27,700	454,557
Stock Yards Bancorp, Inc.	2,500	90,875
Suffolk Bancorp	16,500	450,780
SVB Financial Group (a)	12,150	1,403,811
Synovus Financial Corp.	88,695	2,625,372
Talmer Bancorp, Inc.	80,720	1,343,988
TCF Financial Corp.	132,185	2,003,925
Umpqua Holdings Corp.	90,555	1,476,047
United Community Banks, Inc.	21,400	437,416
Walker & Dunlop, Inc. (a)	52,000	1,356,160
Washington Trust Bancorp, Inc.	6,200	238,390
West Bancorporation, Inc.	25,900	485,625
Wilshire Bancorp, Inc.	119,700	1,258,047
Wintrust Financial Corp.	21,500	1,148,745

		36,481,797

Diversified Financial — 1.1%
Higher One Holdings, Inc. (a) (b)	43,000	84,710
Houlihan Lokey, Inc. (a)	5,100	111,180
INTL. FCStone, Inc. (a)	33,500	827,115
Investment Technology Group, Inc.	3,700	49,358
Janus Capital Group, Inc. (b)	60,800	826,880
Nelnet, Inc. Class A	3,400	117,674
Ocwen Financial Corp. (a) (b)	12,700	85,217
Outerwall, Inc. (b)	11,600	660,388
PennyMac Financial Services, Inc. Class A (a)	13,800	220,800
Regional Management Corp. (a)	14,200	220,100
Waddell & Reed Financial, Inc. Class A	11,600	403,332

		3,606,754

Insurance — 8.5%
Ambac Financial Group, Inc. (a)	79,500	1,150,365
American Equity Investment Life Holding Co.	51,925	1,210,372
AmTrust Financial Services, Inc. (b)	18,100	1,139,938

	Number of Shares	Value
Argo Group International Holdings Ltd.	30,716	$1,738,218
Aspen Insurance Holdings Ltd.	17,500	813,225
Assured Guaranty Ltd.	50,700	1,267,500
CNO Financial Group, Inc.	136,015	2,558,442
Employers Holdings, Inc.	27,630	615,873
Fidelity & Guaranty Life	65,230	1,600,744
First American Financial Corp.	39,780	1,554,205
The Hanover Insurance Group, Inc.	15,225	1,182,983
HCI Group, Inc.	900	34,893
Heritage Insurance Holdings, Inc. (a)	37,300	735,929
Maiden Holdings Ltd.	78,925	1,095,479
MBIA, Inc. (a)	18,500	112,480
MGIC Investment Corp. (a)	30,400	281,504
National Interstate Corp.	21,300	568,284
ProAssurance Corp.	38,800	1,903,916
Radian Group, Inc.	296,620	4,719,224
RenaissanceRe Holdings Ltd.	2,500	265,800
Safety Insurance Group, Inc.	6,000	324,900
Security National Financial Corp. Class A (a)	12,000	81,240
State Auto Financial Corp. Class A	19,400	442,514
Third Point Reinsurance Ltd. (a)	3,200	43,040
Universal Insurance Holdings, Inc.	60,300	1,781,262

		27,222,330

Real Estate — 0.9%
Forestar Real Esate Group, Inc. (a) (b)	21,000	276,150
Hilltop Holdings Inc. (a)	122,730	2,431,281
The St. Joe Co. (a) (b)	8,000	153,040

		2,860,471

Real Estate Investment Trusts (REITS) — 10.8%
Acadia Realty Trust	27,700	832,939
American Assets Trust, Inc.	21,800	890,748
American Campus Communities, Inc.	15,800	572,592
Anworth Mortgage Asset Corp.	197,500	975,650
Arbor Realty Trust, Inc.	67,800	431,208
Catchmark Timber Trust, Inc. Class A	25,930	266,560
Cedar Realty Trust, Inc.	162,000	1,006,020
Chambers Street Properties	26,400	171,336
Colony Capital, Inc. Class A	92,445	1,808,224
Coresite Realty Corp.	19,400	997,936
Corporate Office Properties Trust	17,100	359,613
DiamondRock Hospitality Co.	34,700	383,435
Douglas Emmett, Inc.	9,600	275,712
DuPont Fabros Technology, Inc.	56,800	1,469,984
EPR Properties	36,760	1,895,713
Equity Lifestyle Properties, Inc.	16,200	948,834
FelCor Lodging Trust, Inc.	140,800	995,456
First Industrial Realty Trust, Inc.	32,875	688,731
First Potomac Realty Trust	151,800	1,669,800
Getty Realty Corp.	7,300	115,340

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hatteras Financial Corp.	7,300	$110,595
Healthcare Realty Trust, Inc.	28,025	696,421
Home Properties, Inc.	5,100	381,225
Kilroy Realty Corp.	10,800	703,728
LaSalle Hotel Properties	68,480	1,944,147
Lexington Realty Trust	183,715	1,488,091
Mack-Cali Realty Corp.	17,100	322,848
National Health Investors, Inc.	8,600	494,414
New Residential Investment Corp.	89,515	1,172,647
NorthStar Realty Finance Corp.	78,605	970,772
Piedmont Office Realty Trust, Inc. Class A	3,000	53,670
Post Properties, Inc.	5,100	297,279
PS Business Parks, Inc.	6,700	531,846
RLJ Lodging Trust	52,000	1,314,040
Rouse Properties, Inc.	2,800	43,624
Saul Centers, Inc.	14,000	724,500
Sovran Self Storage, Inc.	6,400	603,520
STAG Industrial, Inc.	32,960	600,202
Starwood Property Trust, Inc.	61,925	1,270,701
Starwood Waypoint Residential Trust (b)	46,497	1,108,024
Summit Hotel Properties, Inc.	39,000	455,130
Sun Communities, Inc.	24,830	1,682,481
Washington Real Estate Investment Trust (b)	20,600	513,558
Weingarten Realty Investors	2,000	66,220

		34,305,514

Savings & Loans — 4.1%
BankUnited, Inc.	17,700	632,775
Beneficial Bancorp, Inc. (a)	43,700	579,462
Charter Financial Corp.	34,800	441,264
Dime Community Bancshares, Inc.	11,000	185,900
First Defiance Financial Corp.	11,300	413,128
First Niagara Financial Group, Inc.	46,600	475,786
Flagstar Bancorp, Inc. (a)	46,200	949,872
Flushing Financial Corp.	79,785	1,597,295
Hingham Institution for Savings	1,500	174,045
Investors Bancorp, Inc.	177,361	2,188,635
Meta Financial Group, Inc.	2,700	112,779
Provident Financial Services, Inc.	93,600	1,825,200
United Financial Bancorp, Inc.	44,300	578,115
Washington Federal, Inc.	7,600	172,900
WSFS Financial Corp.	97,205	2,800,476

		13,127,632

		117,604,498

Industrial — 11.1%
Aerospace & Defense — 0.8%
Cubic Corp.	8,100	339,714
Curtiss-Wright Corp.	21,925	1,368,559
Ducommun, Inc. (a)	18,400	369,288
Kaman Corp.	14,200	509,070

		2,586,631

	Number of Shares	Value
Building Materials — 0.9%
Comfort Systems USA, Inc.	20,600	$561,556
Drew Industries, Inc.	16,000	873,760
Summit Materials, Inc. Class A (a)	43,530	817,058
Universal Forest Products, Inc.	11,700	674,856

		2,927,230

Electrical Components & Equipment — 1.8%
Advanced Energy Industries, Inc. (a)	24,600	646,980
Belden, Inc.	15,900	742,371
Energizer Holdings, Inc.	36,900	1,428,399
General Cable Corp.	139,415	1,659,038
Littelfuse, Inc.	12,300	1,121,145

		5,597,933

Electronics — 1.5%
Analogic Corp.	6,400	525,056
Badger Meter, Inc.	9,700	563,182
Brady Corp. Class A	20,000	393,200
Fabrinet (a)	24,100	441,753
Methode Electronics, Inc.	16,500	526,350
Multi-Fineline Electronix, Inc. (a)	20,100	335,670
Newport Corp. (a)	18,400	253,000
TTM Technologies, Inc. (a)	34,000	211,820
Woodward, Inc.	27,665	1,125,966
Zagg, Inc. (a)	50,100	340,179

		4,716,176

Engineering & Construction — 1.0%
Aegion Corp. (a)	28,500	469,680
Argan, Inc.	12,900	447,372
KBR, Inc.	66,780	1,112,555
McDermott International, Inc. (a) (b)	273,435	1,175,770

		3,205,377

Environmental Controls — 0.1%
MSA Safety, Inc.	10,500	419,685

Machinery – Diversified — 0.2%
Kadant, Inc.	7,200	280,872
Nordson Corp.	6,800	427,992

		708,864

Manufacturing — 1.0%
Barnes Group, Inc.	38,900	1,402,345
ESCO Technologies, Inc.	21,200	761,080
Matthews International Corp. Class A	12,200	597,434
Myers Industries, Inc.	36,700	491,780

		3,252,639

Metal Fabricate & Hardware — 0.7%
Circor International, Inc.	11,900	477,428
Global Brass & Copper Holdings, Inc.	4,000	82,040
Mueller Water Products, Inc. Class A	106,300	814,258
RBC Bearings, Inc. (a)	6,600	394,218
Sun Hydraulics Corp.	15,500	425,785

		2,193,729

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous – Manufacturing — 0.4%
Hexcel Corp.	28,205	$1,265,276

Packaging & Containers — 0.4%
Berry Plastics Group, Inc. (a)	36,190	1,088,233

Transportation — 2.3%
Atlas Air Worldwide Holdings, Inc. (a)	32,500	1,123,200
Bristow Group, Inc.	9,200	240,672
Genesee & Wyoming, Inc. Class A (a)	19,500	1,152,060
Kirby Corp. (a)	9,700	600,915
Landstar System, Inc.	23,500	1,491,545
PAM Transportation Services, Inc. (a)	12,000	396,600
Teekay Corp.	24,915	738,481
Teekay Tankers Ltd. Class A	67,300	464,370
Universal Truckload Services, Inc.	19,400	302,058
USA Truck, Inc. (a)	17,700	304,971
UTI Worldwide, Inc. (a)	96,400	442,476

		7,257,348

Trucking & Leasing — 0.0%
Willis Lease Finance Corp. (a)	8,000	130,080

		35,349,201

Technology — 4.3%
Computers — 0.4%
DST Systems, Inc.	1,200	126,168
NCI, Inc. Class A	15,200	201,704
Quantum Corp. (a)	460,800	321,316
Unisys Corp. (a)	51,305	610,529

		1,259,717

Office Equipment/Supplies — 0.1%
Arc Document Solutions, Inc. (a)	79,000	470,050

Semiconductors — 2.4%
Alpha & Omega Semiconductor Ltd. (a)	15,300	119,187
Atmel Corp.	101,025	815,272
Brooks Automation, Inc.	148,685	1,741,101
Cabot Microelectronics Corp. (a)	18,900	732,186
Fairchild Semiconductor International, Inc. (a)	77,075	1,082,133
Intersil Corp. Class A	30,900	361,530
MKS Instruments, Inc.	18,760	629,023
Rovi Corp. (a)	27,800	291,622
Sigma Designs, Inc. (a)	28,900	199,121
Tessera Technologies, Inc.	18,100	586,621
Veeco Instruments, Inc. (a)	51,950	1,065,495

		7,623,291

Software — 1.4%
The Dun & Bradstreet Corp.	10,010	1,051,050
Leidos Holdings, Inc.	18,600	768,366
Progress Software Corp. (a)	22,650	585,050

	Number of Shares	Value
SYNNEX Corp.	16,800	$1,429,008
Verint Systems, Inc. (a)	13,950	601,942

		4,435,416

		13,788,474

Utilities — 6.8%
Electric — 3.4%
Black Hills Corp.	1,400	57,876
Cleco Corp.	8,250	439,230
El Paso Electric Co.	31,700	1,167,194
NorthWestern Corp.	18,600	1,001,238
Ormat Technologies, Inc. (b)	46,400	1,578,992
Pinnacle West Capital Corp.	37,665	2,415,833
Portland General Electric Co.	79,390	2,935,048
TECO Energy, Inc.	51,810	1,360,531

		10,955,942

Gas — 2.6%
Atmos Energy Corp.	46,165	2,685,880
Chesapeake Utilities Corp.	4,600	244,168
ONE Gas, Inc.	18,300	829,539
PNM Resources, Inc.	41,100	1,152,855
Southwest Gas Corp.	41,400	2,414,448
Vectren Corp.	13,400	562,934
WGL Holdings, Inc.	7,300	420,991

		8,310,815

Water — 0.8%
Aqua America, Inc.	75,705	2,003,911
SJW Corp.	17,900	550,425

		2,554,336

		21,821,093

TOTAL COMMON STOCK (Cost $305,855,404)		310,357,193

TOTAL EQUITIES (Cost $305,855,404)		310,357,193

MUTUAL FUNDS — 6.6%
Diversified Financial — 6.6%
State Street Navigator Securities Lending Prime Portfolio (c)	21,193,064	21,193,064
T. Rowe Price Reserve Investment Fund	1,003	1,003

		21,194,067

TOTAL MUTUAL FUNDS (Cost $21,194,067)		21,194,067

TOTAL LONG-TERM INVESTMENTS (Cost $327,049,471)		331,551,260

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$6,614,049	$6,614,049

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill (e) 0.000% 3/10/16	240,000	239,721

TOTAL SHORT-TERM INVESTMENTS (Cost $6,853,770)		6,853,770

TOTAL INVESTMENTS — 106.0% (Cost $333,903,241) (f)		338,405,030

Other Assets/(Liabilities) — (6.0)%		(19,054,559)

NET ASSETS — 100.0%		$319,350,471

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $20,606,404 or 6.45% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $6,614,051. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $6,756,750.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 96.6%
Basic Materials — 4.5%
Chemicals — 2.9%
Albemarle Corp.	20,205	$891,040
Ashland, Inc.	12,145	1,222,030
Cabot Corp.	11,328	357,512
The Chemours Co.	32,484	210,171
Cytec Industries, Inc.	12,822	946,905
Minerals Technologies, Inc.	6,193	298,255
NewMarket Corp.	1,876	669,732
Olin Corp. (a)	14,000	235,340
PolyOne Corp.	16,064	471,318
RPM International, Inc.	24,056	1,007,706
Sensient Technologies Corp.	8,220	503,886
The Valspar Corp.	13,276	954,279

		7,768,174

Forest Products & Paper — 0.4%
Domtar Corp.	11,229	401,437
Potlatch Corp.	7,293	209,965
Rayonier, Inc.	22,500	496,575

		1,107,977

Iron & Steel — 0.8%
Allegheny Technologies, Inc.	19,617	278,169
Carpenter Technology Corp.	8,991	267,662
Reliance Steel & Aluminum Co.	13,217	713,850
Steel Dynamics, Inc.	43,326	744,341
United States Steel Corp. (a)	26,369	274,765

		2,278,787

Mining — 0.4%
Compass Minerals International, Inc.	6,049	474,060
Royal Gold, Inc.	11,640	546,847

		1,020,907

		12,175,845

Communications — 2.7%
Internet — 0.2%
Rackspace Hosting, Inc. (b)	21,753	536,864

Media — 1.5%
AMC Networks, Inc. Class A (b)	10,944	800,773
Cable One, Inc. (b)	793	332,600
FactSet Research Systems, Inc.	7,433	1,187,868
Graham Holdings Co. Class B	809	466,793
John Wiley & Sons, Inc. Class A	8,889	444,717
Meredith Corp.	6,773	288,394
The New York Times Co. Class A	22,808	269,362
Time, Inc.	19,702	375,323

		4,165,830

	Number of Shares	Value
Telecommunications — 1.0%
ARRIS Group, Inc. (b)	24,253	$629,850
Ciena Corp. (b)	22,774	471,877
InterDigital, Inc.	6,418	324,751
NeuStar, Inc. Class A (a) (b)	9,650	262,577
Plantronics, Inc.	6,314	321,067
Polycom, Inc. (b)	24,266	254,308
Telephone & Data Systems, Inc.	16,950	423,072

		2,687,502

		7,390,196

Consumer, Cyclical — 14.0%
Airlines — 1.2%
Alaska Air Group, Inc.	22,884	1,818,134
JetBlue Airways Corp. (b)	56,579	1,458,041

		3,276,175

Apparel — 1.0%
Ascena Retail Group, Inc. (b)	30,762	427,900
Carter’s, Inc.	9,427	854,463
Deckers Outdoor Corp. (b)	5,855	339,941
Skechers U.S.A., Inc. Class A (b)	7,671	1,028,528

		2,650,832

Auto Manufacturers — 0.2%
Oshkosh Corp.	14,098	512,180

Automotive & Parts — 0.2%
Dana Holding Corp.	28,674	455,343

Distribution & Wholesale — 1.3%
Ingram Micro, Inc. Class A	28,001	762,747
LKQ Corp. (b)	54,910	1,557,248
Owens & Minor, Inc.	11,451	365,745
Tech Data Corp. (b)	6,352	435,112
Watsco, Inc.	4,611	546,311

		3,667,163

Entertainment — 0.4%
Cinemark Holdings, Inc.	18,919	614,678
DreamWorks Animation SKG, Inc. Class A (a) (b)	12,606	219,975
International Speedway Corp. Class A	4,791	151,970

		986,623

Home Builders — 1.2%
KB Home (a)	16,264	220,377
M.D.C. Holdings, Inc.	7,003	183,338
NVR, Inc. (b)	685	1,044,776
Thor Industries, Inc.	8,252	427,454
Toll Brothers, Inc. (b)	29,128	997,343
TRI Pointe Group, Inc. (b)	26,395	345,510

		3,218,798

Home Furnishing — 0.3%
Tempur Sealy International, Inc. (b)	11,123	794,516

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Housewares — 0.3%
The Toro Co.	9,868	$696,089

Leisure Time — 1.4%
Brunswick Corp.	16,488	789,610
Jarden Corp. (b)	35,650	1,742,572
Polaris Industries, Inc.	11,059	1,325,643

		3,857,825

Office Furnishings — 0.2%
Herman Miller, Inc.	10,734	309,568
HNI Corp.	7,930	340,197

		649,765

Retail — 6.3%
Abercrombie & Fitch Co. Class A (a)	12,387	262,481
American Eagle Outfitters, Inc. (a)	32,322	505,193
Big Lots, Inc.	9,325	446,854
Brinker International, Inc.	10,782	567,888
Buffalo Wild Wings, Inc. (b)	3,420	661,531
Cabela’s, Inc. (a) (b)	8,978	409,397
Casey’s General Stores, Inc.	7,008	721,263
The Cheesecake Factory, Inc.	8,193	442,094
Chico’s FAS, Inc.	25,046	393,974
Copart, Inc. (b)	19,675	647,308
Cracker Barrel Old Country Store, Inc. (a)	4,334	638,312
CST Brands, Inc.	13,533	455,521
Dick’s Sporting Goods, Inc.	16,839	835,383
Domino’s Pizza, Inc.	9,908	1,069,172
Dunkin’ Brands Group, Inc.	17,110	838,390
Foot Locker, Inc.	24,993	1,798,746
Guess?, Inc. (a)	11,650	248,844
HSN, Inc.	5,747	328,958
J.C. Penney Co., Inc. (a) (b)	55,242	513,198
Jack in the Box, Inc.	6,561	505,459
Kate Spade & Co. (b)	23,133	442,072
MSC Industrial Direct Co., Inc. Class A	8,709	531,510
Office Depot, Inc. (b)	88,792	570,045
Panera Bread Co. Class A (b)	4,386	848,296
Vista Outdoor, Inc. (b)	11,410	506,946
The Wendy’s Co.	41,725	360,921
Williams-Sonoma, Inc.	15,147	1,156,473
World Fuel Services Corp.	12,805	458,419

		17,164,648

		37,929,957

Consumer, Non-cyclical — 17.1%
Beverages — 0.1%
The Boston Beer Co., Inc. Class A (b)	1,742	366,883

Biotechnology — 0.4%
Bio-Rad Laboratories, Inc. Class A (b)	3,741	502,454

	Number of Shares	Value
Charles River Laboratories International, Inc. (b)	8,398	$533,441

		1,035,895

Commercial Services — 5.4%
Aaron’s, Inc.	11,687	422,018
Apollo Education Group, Inc. (b)	18,427	203,803
CEB, Inc.	5,978	408,536
Convergys Corp.	17,505	404,541
CoreLogic, Inc. (b)	16,018	596,350
Corrections Corporation of America	21,128	624,121
Deluxe Corp.	8,936	498,093
DeVry Education Group, Inc.	10,283	279,800
Donnelley (R.R.) & Sons Co.	37,473	545,607
FTI Consulting, Inc. (b)	7,540	312,985
Gartner, Inc. (b)	14,936	1,253,578
Global Payments, Inc.	11,704	1,342,800
Live Nation Entertainment, Inc. (b)	26,344	633,310
Manpower, Inc.	13,805	1,130,491
PAREXEL International Corp. (b)	9,963	616,909
Rent-A-Center, Inc.	9,477	229,817
Rollins, Inc.	16,885	453,700
SEI Investments Co.	25,025	1,206,956
Service Corp. International	35,968	974,733
Sotheby’s (a)	11,037	352,963
Towers Watson & Co. Class A	12,477	1,464,550
WEX, Inc. (b)	6,914	600,412

		14,556,073

Cosmetics & Personal Care — 0.4%
Avon Products, Inc. (a)	78,016	253,552
Edgewell Personal Care Co.	11,167	911,227

		1,164,779

Foods — 2.6%
Dean Foods Co.	17,131	283,004
Flowers Foods, Inc.	33,345	824,955
Ingredion, Inc.	12,872	1,123,854
Lancaster Colony Corp.	3,500	341,180
Post Holdings, Inc. (b)	10,889	643,540
SUPERVALU, Inc. (b)	47,611	341,847
The Hain Celestial Group, Inc. (b)	18,390	948,924
Tootsie Roll Industries, Inc. (a)	3,192	99,878
TreeHouse Foods, Inc. (b)	7,723	600,772
United Natural Foods, Inc. (b)	8,925	432,952
WhiteWave Foods Co. (b)	31,686	1,272,193

		6,913,099

Health Care – Products — 3.3%
Bio-Techne Corp.	6,658	615,599
The Cooper Cos., Inc.	8,746	1,301,930
Halyard Health, Inc. (b)	8,322	236,678
Hill-Rom Holdings, Inc.	10,074	523,747
Hologic, Inc. (b)	44,075	1,724,655
IDEXX Laboratories, Inc. (b)	16,538	1,227,946

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ResMed, Inc.	25,303	$1,289,441
Steris Corp.	10,783	700,571
Thoratec Corp. (b)	9,892	625,768
West Pharmaceutical Services, Inc.	12,982	702,586

		8,948,921

Health Care – Services — 2.4%
Catalent, Inc. (b)	17,768	431,762
Centene Corp. (b)	21,404	1,160,739
Community Health Systems, Inc. (b)	21,232	908,092
Health Net, Inc. (b)	13,913	837,841
LifePoint Health, Inc. (b)	7,956	564,080
MEDNAX, Inc. (b)	16,925	1,299,671
Molina Healthcare, Inc. (b)	7,349	505,979
WellCare Health Plans, Inc. (b)	7,954	685,476

		6,393,640

Household Products — 1.1%
Church & Dwight Co., Inc.	23,588	1,979,033
The Scotts Miracle-Gro Co. Class A	8,144	495,318
Tupperware Brands Corp. (a)	8,990	444,915

		2,919,266

Pharmaceuticals — 1.4%
Akorn, Inc. (b)	14,389	410,158
Align Technology, Inc. (b)	13,067	741,683
Sirona Dental Systems, Inc. (b)	10,078	940,681
United Therapeutics Corp. (b)	8,182	1,073,806
VCA, Inc. (b)	14,577	767,479

		3,933,807

		46,232,363

Energy — 3.6%
Oil & Gas — 1.9%
Atwood Oceanics, Inc. (a)	10,425	154,394
California Resources Corp.	57,179	148,665
Denbury Resources, Inc. (a)	64,321	156,943
Gulfport Energy Corp. (b)	19,548	580,185
Murphy USA, Inc. (b)	7,244	398,058
Nabors Industries Ltd.	52,270	493,951
Noble Corp. PLC (a)	43,278	472,163
Patterson-UTI Energy, Inc.	26,198	344,242
QEP Resources, Inc.	29,168	365,475
Questar Corp.	31,460	610,639
Rowan Cos. PLC Class A	22,545	364,102
SM Energy Co.	12,273	393,227
Western Refining, Inc.	12,763	563,103
WPX Energy, Inc. (b)	41,895	277,345

		5,322,492

Oil & Gas Services — 1.4%
Dril-Quip, Inc. (b)	7,015	408,413
Helix Energy Solutions Group, Inc. (b)	17,879	85,641
HollyFrontier Corp.	33,882	1,654,797

	Number of Shares	Value
NOW, Inc. (a) (b)	19,064	$282,147
Oceaneering International, Inc.	17,540	688,971
Oil States International, Inc. (b)	9,235	241,311
Superior Energy Services, Inc.	27,299	344,786

		3,706,066

Pipelines — 0.3%
National Fuel Gas Co.	15,164	757,897

		9,786,455

Financial — 24.2%
Banks — 5.3%
Associated Banc-Corp.	27,182	488,460
BancorpSouth, Inc.	15,579	370,313
Bank of Hawaii Corp.	7,801	495,285
Bank of the Ozarks, Inc.	14,043	614,522
Cathay General Bancorp	13,797	413,358
City National Corp.	8,704	766,474
Commerce Bancshares, Inc.	14,453	658,479
Cullen/Frost Bankers, Inc.	10,065	639,933
East West Bancorp, Inc.	25,845	992,965
First Horizon National Corp.	42,089	596,822
FirstMerit Corp.	29,777	526,160
Fulton Financial Corp.	31,443	380,460
Hancock Holding Co.	14,134	382,325
International Bancshares Corp.	10,087	252,478
PacWest Bancorp	18,344	785,307
Prosperity Bancshares, Inc.	11,840	581,462
Signature Bank (b)	9,139	1,257,161
SVB Financial Group (b)	9,226	1,065,972
Synovus Financial Corp.	23,695	701,372
TCF Financial Corp.	30,456	461,713
Trustmark Corp.	11,973	277,414
Umpqua Holdings Corp.	39,581	645,170
Valley National Bancorp	42,083	414,097
Webster Financial Corp.	16,516	588,465

		14,356,167

Diversified Financial — 2.1%
CBOE Holdings, Inc.	14,880	998,150
Eaton Vance Corp.	21,084	704,627
Federated Investors, Inc. Class B	17,254	498,641
Janus Capital Group, Inc. (a)	26,749	363,786
Raymond James Financial, Inc.	23,020	1,142,483
SLM Corp. (b)	76,670	567,358
Stifel Financial Corp. (b)	12,463	524,692
Waddell & Reed Financial, Inc. Class A	15,024	522,384
WisdomTree Investments, Inc. (a)	20,712	334,085

		5,656,206

Insurance — 5.8%
Alleghany Corp. (b)	2,868	1,342,540
American Financial Group, Inc.	12,886	887,974
Arthur J. Gallagher & Co.	31,348	1,294,046

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Aspen Insurance Holdings Ltd.	10,920	$507,452
Brown & Brown, Inc.	21,023	651,082
CNO Financial Group, Inc.	34,541	649,716
Endurance Specialty Holdings Ltd.	10,935	667,363
Everest Re Group Ltd.	7,936	1,375,626
First American Financial Corp.	19,516	762,490
The Hanover Insurance Group, Inc.	7,977	619,813
HCC Insurance Holdings, Inc.	17,201	1,332,562
Kemper Corp.	8,713	308,179
Mercury General Corp.	6,491	327,861
Old Republic International Corp.	43,665	682,921
Primerica, Inc.	8,915	401,799
Reinsurance Group of America, Inc.	11,953	1,082,822
RenaissanceRe Holdings Ltd.	8,251	877,246
StanCorp Financial Group, Inc.	7,642	872,716
W.R. Berkley Corp.	17,727	963,817

		15,608,025

Real Estate — 0.5%
Alexander & Baldwin, Inc.	8,153	279,893
Jones Lang LaSalle, Inc.	8,059	1,158,642

		1,438,535

Real Estate Investment Trusts (REITS) — 9.6%
Alexandria Real Estate Equities, Inc.	13,025	1,102,827
American Campus Communities, Inc.	20,113	728,895
BioMed Realty Trust, Inc.	36,286	724,994
Camden Property Trust	15,663	1,157,496
Care Capital Properties, Inc.	14,930	491,645
Communications Sales & Leasing, Inc. (b)	21,558	385,888
Corporate Office Properties Trust	17,164	360,959
Douglas Emmett, Inc.	25,072	720,068
Duke Realty Corp.	62,032	1,181,710
Equity One, Inc.	13,188	320,996
Extra Space Storage, Inc.	22,061	1,702,227
Federal Realty Investment Trust	12,433	1,696,483
Highwoods Properties, Inc.	16,822	651,852
Home Properties, Inc.	10,429	779,568
Hospitality Properties Trust	27,196	695,674
Kilroy Realty Corp.	16,539	1,077,681
Lamar Advertising Co. Class A	14,719	768,037
LaSalle Hotel Properties	20,412	579,497
Liberty Property Trust	27,073	853,070
Mack-Cali Realty Corp.	16,006	302,193
Mid-America Apartment Communities, Inc.	13,565	1,110,567
National Retail Properties, Inc.	24,253	879,656
OMEGA Healthcare Investors, Inc.	29,209	1,026,696
Regency Centers Corp.	16,991	1,055,991
Senior Housing Properties Trust	42,512	688,694
Sovran Self Storage, Inc.	6,454	608,612
Tanger Factory Outlet Centers, Inc.	17,194	566,886
Taubman Centers, Inc.	10,932	755,183

	Number of Shares	Value
UDR, Inc.	47,018	$1,621,181
Urban Edge Properties	16,478	355,760
Weingarten Realty Investors	20,583	681,503
WP GLIMCHER, Inc.	33,311	388,406

		26,020,895

Savings & Loans — 0.9%
First Niagara Financial Group, Inc.	63,906	652,480
New York Community Bancorp, Inc.	79,798	1,441,152
Washington Federal, Inc.	16,836	383,019

		2,476,651

		65,556,479

Industrial — 16.1%
Aerospace & Defense — 1.2%
BE Aerospace, Inc.	19,141	840,290
Esterline Technologies Corp. (b)	5,570	400,427
KLX, Inc. (b)	9,498	339,458
Orbital ATK, Inc.	10,594	761,391
Teledyne Technologies, Inc. (b)	6,393	577,288
Triumph Group, Inc.	8,837	371,861

		3,290,715

Building Materials — 1.2%
Eagle Materials, Inc.	9,097	622,417
Fortune Brands Home & Security, Inc.	28,824	1,368,275
Lennox International, Inc.	7,193	815,183
Louisiana-Pacific Corp. (b)	25,765	366,893

		3,172,768

Electrical Components & Equipment — 1.1%
Acuity Brands, Inc.	7,823	1,373,562
Belden, Inc.	7,652	357,272
Energizer Holdings, Inc.	11,261	435,913
Hubbell, Inc. Class B	9,110	773,895

		2,940,642

Electronics — 3.2%
Arrow Electronics, Inc. (b)	16,977	938,489
Avnet, Inc.	24,177	1,031,874
FEI Co.	7,522	549,407
Gentex Corp.	52,625	815,687
Jabil Circuit, Inc.	34,959	782,033
Keysight Technologies, Inc. (b)	30,332	935,439
Knowles Corp. (a) (b)	15,805	291,286
Mettler-Toledo International, Inc. (b)	4,973	1,416,012
National Instruments Corp.	18,322	509,168
Trimble Navigation Ltd. (b)	46,137	757,570
Vishay Intertechnology, Inc.	24,565	238,035
Woodward, Inc.	10,293	418,925

		8,683,925

Engineering & Construction — 0.5%
AECOM (b)	27,277	750,390
Granite Construction, Inc.	7,058	209,411

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KBR, Inc.	25,971	$432,677

		1,392,478

Environmental Controls — 0.6%
Clean Harbors, Inc. (b)	9,594	421,848
MSA Safety, Inc.	5,772	230,707
Waste Connections, Inc.	22,147	1,075,901

		1,728,456

Hand & Machine Tools — 0.5%
Kennametal, Inc.	14,222	353,986
Lincoln Electric Holdings, Inc.	12,242	641,848
Regal Beloit Corp.	8,072	455,664

		1,451,498

Machinery – Construction & Mining — 0.1%
Terex Corp.	19,507	349,956

Machinery – Diversified — 2.1%
AGCO Corp.	13,470	628,106
Cognex Corp.	15,709	539,918
Graco, Inc.	10,382	695,906
IDEX Corp.	13,919	992,425
Nordson Corp.	10,338	650,674
Wabtec Corp.	17,345	1,527,227
Zebra Technologies Corp. Class A (b)	9,320	713,446

		5,747,702

Manufacturing — 2.0%
AptarGroup, Inc.	11,291	744,755
Carlisle Cos., Inc.	11,721	1,024,181
CLARCOR, Inc.	8,993	428,786
Crane Co.	8,902	414,922
Donaldson Co., Inc.	22,583	634,131
ITT Corp.	16,165	540,396
Teleflex, Inc.	7,476	928,594
Trinity Industries, Inc.	27,802	630,271

		5,346,036

Metal Fabricate & Hardware — 0.5%
Commercial Metals Co.	21,057	285,322
The Timken Co.	13,237	363,885
Valmont Industries, Inc.	4,146	393,414
Worthington Industries, Inc.	8,376	221,797

		1,264,418

Miscellaneous – Manufacturing — 0.3%
A.O. Smith Corp.	13,668	891,017

Packaging & Containers — 1.1%
Bemis Co., Inc.	17,554	694,612
Greif, Inc. Class A	4,620	147,424
Packaging Corporation of America	17,564	1,056,650
Silgan Holdings, Inc.	7,251	377,342
Sonoco Products Co.	18,166	685,585

		2,961,613

	Number of Shares	Value
Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.	8,593	$920,740

Transportation — 1.2%
Con-way, Inc.	10,297	488,593
Genesee & Wyoming, Inc. Class A (b)	9,564	565,041
Kirby Corp. (b)	9,831	609,030
Landstar System, Inc.	7,825	496,653
Old Dominion Freight Line, Inc. (b)	12,550	765,550
Werner Enterprises, Inc.	8,127	203,988

		3,128,855

Trucking & Leasing — 0.1%
GATX Corp.	7,840	346,136

		43,616,955

Technology — 9.8%
Computers — 3.7%
3D Systems Corp. (a) (b)	18,819	217,359
Cadence Design Systems, Inc. (b)	52,355	1,082,701
Diebold, Inc.	11,629	346,195
DST Systems, Inc.	6,057	636,833
Fortinet, Inc. (b)	26,146	1,110,682
Jack Henry & Associates, Inc.	14,576	1,014,635
Lexmark International, Inc. Class A	11,157	323,330
Manhattan Associates, Inc. (b)	13,216	823,357
MAXIMUS, Inc.	11,860	706,382
Mentor Graphics Corp.	17,923	441,443
NCR Corp. (b)	28,398	646,055
NetScout Systems, Inc. (b)	18,114	640,692
Science Applications International Corp.	7,532	302,862
Synaptics, Inc. (b)	6,580	542,587
Synopsys, Inc. (b)	28,070	1,296,273

		10,131,386

Semiconductors — 1.8%
Advanced Micro Devices, Inc. (a) (b)	111,764	192,234
Atmel Corp.	75,541	609,616
Cree, Inc. (a) (b)	18,588	450,387
Cypress Semiconductor Corp.	59,962	510,876
Fairchild Semiconductor International, Inc. (b)	20,836	292,538
Integrated Device Technology, Inc. (b)	26,808	544,202
Intersil Corp. Class A	23,627	276,436
IPG Photonics Corp. (a) (b)	6,539	496,768
Rovi Corp. (b)	15,865	166,424
Silicon Laboratories, Inc. (b)	7,102	295,017
SunEdison, Inc. (a) (b)	56,643	406,697
Teradyne, Inc.	37,931	683,137

		4,924,332

Software — 4.3%
ACI Worldwide, Inc. (b)	21,106	445,759
Acxiom Corp. (b)	13,819	273,063

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allscripts Healthcare Solutions, Inc. (b)	33,963	$421,141
ANSYS, Inc. (b)	16,228	1,430,336
Broadridge Financial Solutions, Inc.	21,264	1,176,962
CDK Global, Inc.	28,789	1,375,538
CommVault Systems, Inc. (b)	7,709	261,798
Fair Isaac Corp.	5,627	475,482
Leidos Holdings, Inc.	11,531	476,346
MSCI, Inc.	17,726	1,053,988
PTC, Inc. (b)	20,426	648,321
SolarWinds, Inc. (b)	12,025	471,861
Solera Holdings, Inc.	12,019	649,026
Tyler Technologies, Inc. (b)	6,097	910,343
The Ultimate Software Group, Inc. (b)	5,131	918,500
VeriFone Systems, Inc. (b)	20,675	573,318

		11,561,782

		26,617,500

Utilities — 4.6%
Electric — 2.5%
Alliant Energy Corp.	20,352	1,190,388
Black Hills Corp.	8,106	335,102
Cleco Corp.	10,919	581,328
Great Plains Energy, Inc.	27,591	745,509
Hawaiian Electric Industries, Inc.	19,272	552,914
IDACORP, Inc.	9,012	583,166
MDU Resources Group, Inc.	35,273	606,696
OGE Energy Corp.	36,072	986,930
Talen Energy Corp. (b)	11,522	116,372
Westar Energy, Inc.	25,328	973,608

		6,672,013

Gas — 1.8%
Atmos Energy Corp.	18,254	1,062,018
Energen Corp.	14,127	704,372
ONE Gas, Inc.	9,461	428,867
PNM Resources, Inc.	14,389	403,611
UGI Corp.	31,015	1,079,942
Vectren Corp.	14,825	622,798
WGL Holdings, Inc.	8,935	515,282

		4,816,890

Water — 0.3%
Aqua America, Inc.	31,642	837,564

		12,326,467

TOTAL COMMON STOCK (Cost $258,917,987)		261,632,217

TOTAL EQUITIES (Cost $258,917,987)		261,632,217

	Number of Shares	Value
MUTUAL FUNDS — 3.1%
Diversified Financial — 3.1%
State Street Navigator Securities Lending Prime Portfolio (c)	8,436,128	$8,436,128

TOTAL MUTUAL FUNDS (Cost $8,436,128)		8,436,128

TOTAL LONG-TERM INVESTMENTS (Cost $267,354,115)		270,068,345

	Principal Amount
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/2015, 0.010%, due 10/01/15 (d)	$8,553,015	8,553,015

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (e) 0.000% 10/08/15	555,000	554,995

TOTAL SHORT-TERM INVESTMENTS (Cost $9,108,010)		9,108,010

TOTAL INVESTMENTS — 103.1% (Cost $276,462,125) (f)		279,176,355

Other Assets/(Liabilities) — (3.1)%		(8,350,128)

NET ASSETS — 100.0%		$270,826,227

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $8,179,622 or 3.02% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $8,553,018. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $8,727,150.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Basic Materials — 2.6%
Chemicals — 1.5%
A. Schulman, Inc.	4,542	$147,479
Aceto Corp.	4,515	123,937
American Vanguard Corp.	4,511	52,147
Axiall Corp.	10,893	170,911
Balchem Corp.	4,822	293,033
Chemtura Corp. (a)	10,420	298,220
Ferro Corp. (a)	11,317	123,921
H.B. Fuller Co.	7,823	265,513
Hawkins, Inc.	1,641	63,179
Innophos Holdings, Inc.	3,048	120,823
Innospec, Inc.	3,756	174,692
Intrepid Potash, Inc. (a) (b)	8,705	48,226
KMG Chemicals, Inc.	1,521	29,340
Kraton Performance Polymers, Inc. (a)	4,856	86,922
Kronos Worldwide, Inc. (b)	3,377	20,971
Landec Corp. (a)	4,159	48,536
Minerals Technologies, Inc.	5,387	259,438
Oil-Dri Corp. of America	723	16,557
Olin Corp. (b)	12,021	202,073
OM Group, Inc.	4,704	154,715
OMNOVA Solutions, Inc. (a)	7,249	40,159
PolyOne Corp.	13,835	405,919
Quaker Chemical Corp.	2,068	159,401
Rayonier Advanced Materials, Inc. (b)	6,309	38,611
Rentech, Inc. (a)	3,669	20,546
Sensient Technologies Corp.	7,251	444,486
Stepan Co.	2,992	124,497
Tronox Ltd. Class A	9,859	43,084
Univar, Inc. (a)	6,243	113,310
Valhi, Inc. (b)	2,815	5,320

		4,095,966

Forest Products & Paper — 0.5%
Clearwater Paper Corp. (a)	2,956	139,641
Deltic Timber Corp.	1,704	101,916
KapStone Paper and Packaging Corp.	13,217	218,213
Neenah Paper, Inc.	2,594	151,178
Orchids Paper Products Co.	1,433	37,401
P.H. Glatfelter Co.	6,705	115,460
Potlatch Corp.	6,312	181,723
Schweitzer-Mauduit International, Inc.	4,726	162,480
Veritiv Corp. (a)	1,262	46,997
Wausau Paper Corp.	6,360	40,704
Xerium Technologies, Inc. (a)	1,775	23,040

		1,218,753

Iron & Steel — 0.2%
AK Steel Holding Corp. (a) (b)	27,591	66,494

	Number of Shares	Value
Carpenter Technology Corp.	7,824	$232,920
Cliffs Natural Resources, Inc. (b)	23,775	58,011
Olympic Steel, Inc.	1,342	13,353
Ryerson Holding Corp. (a) (b)	1,614	8,474
Schnitzer Steel Industries, Inc. Class A	4,107	55,609

		434,861

Mining — 0.4%
Century Aluminum Co. (a) (b)	7,644	35,162
Coeur d’Alene Mines Corp. (a) (b)	21,094	59,485
Energy Fuels, Inc. (a) (b)	7,045	20,501
Globe Specialty Metals, Inc.	10,084	122,319
Hecla Mining Co. (b)	57,453	113,182
Horsehead Holding Corp. (a) (b)	8,791	26,725
Kaiser Aluminum Corp.	2,663	213,706
Materion Corp.	3,128	93,903
Ring Energy, Inc. (a)	3,789	37,397
Stillwater Mining Co. (a)	18,724	193,419
United States Lime & Minerals, Inc.	293	13,375
Uranium Energy Corp. (a) (b)	14,381	14,381
US Silica Holdings, Inc. (b)	8,287	116,764

		1,060,319

		6,809,899

Communications — 6.3%
Advertising — 0.1%
EVINE Live, Inc. (a)	8,113	21,256
Harte-Hanks, Inc.	7,657	27,029
Journal Media Group, Inc.	3,898	29,235
Marchex, Inc. Class B	4,798	19,336
Marin Software, Inc. (a) (b)	4,404	13,785
MDC Partners, Inc. Class A	6,737	124,163
Millennial Media, Inc. (a) (b)	18,754	32,819
Sizmek, Inc. (a)	3,488	20,893

		288,516

Internet — 2.4%
1-800-Flowers.com, Inc. Class A (a)	3,919	35,663
Angie’s List, Inc. (a) (b)	6,836	34,453
Bankrate, Inc. (a)	10,345	107,071
Barracuda Networks, Inc. (a) (b)	1,264	19,693
Bazaarvoice, Inc. (a) (b)	9,416	42,466
Blucora, Inc. (a)	6,335	87,233
Blue Nile, Inc. (a)	1,837	61,613
Boingo Wireless, Inc. (a)	5,670	46,948
Box, Inc. (a) (b)	2,059	25,902
Brightcove, Inc. (a)	5,165	25,412
ChannelAdvisor Corp. (a)	3,380	33,597
Chegg, Inc. (a) (b)	11,836	85,338
Cogent Communications Group, Inc.	7,143	194,004
Comscore, Inc. (a)	5,337	246,303
Connecture, Inc. (a) (b)	1,040	4,742
Constant Contact, Inc. (a)	4,984	120,812

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Corindus Vascular Robotics, Inc. (a) (b)	3,317	$10,250
Coupons.com, Inc. (a) (b)	9,465	85,185
CyrusOne, Inc.	10,279	335,712
Dealertrack Technologies, Inc. (a)	8,498	536,734
DHI Group, Inc. (a)	6,880	50,293
Endurance International Group Holdings, Inc. (a) (b)	9,090	121,442
ePlus, Inc. (a)	869	68,712
Etsy, Inc. (a) (b)	3,100	42,439
FTD Cos., Inc. (a)	2,825	84,185
Global Eagle Entertainment, Inc. (a) (b)	7,180	82,426
GrubHub, Inc. (a)	11,660	283,804
HealthStream, Inc. (a)	3,911	85,299
Internap Corp. (a)	8,516	52,203
IntraLinks Holdings, Inc. (a)	6,225	51,605
Limelight Networks, Inc. (a)	9,822	18,760
Lionbridge Technologies, Inc. (a)	9,977	49,286
Liquidity Services, Inc. (a)	3,818	28,215
Marketo, Inc. (a)	5,395	153,326
MaxPoint Interactive, Inc. (a) (b)	1,184	4,831
ModusLink Global Solutions, Inc. (a) (b)	6,136	17,549
New Media Investment Group, Inc.	6,923	107,030
NIC, Inc.	10,163	179,987
Nutrisystem, Inc.	4,484	118,916
OPOWER, Inc. (a) (b)	4,073	36,290
Overstock.com, Inc. (a)	1,871	32,106
Perficient, Inc. (a)	5,494	84,772
Q2 Holdings, Inc. (a)	3,018	74,605
QuinStreet, Inc. (a)	5,565	30,886
Rapid7, Inc. (a)	1,242	28,256
RealNetworks, Inc. (a)	3,414	13,963
Reis, Inc.	1,337	30,283
RetailMeNot, Inc. (a)	5,951	49,036
RingCentral, Inc. Class A (a)	8,307	150,772
The Rubicon Project, Inc. (a)	3,977	57,786
Safeguard Scientifics, Inc. (a)	3,209	49,868
Shutterfly, Inc. (a)	5,825	208,244
Shutterstock, Inc. (a) (b)	3,043	92,020
SPS Commerce, Inc. (a)	2,561	173,866
Stamps.com, Inc. (a)	2,211	163,636
TechTarget, Inc. (a)	3,107	26,472
TeleCommunication Systems, Inc. Class A (a)	7,981	27,455
Textura Corp. (a)	3,060	79,070
Travelzoo, Inc. (a)	1,024	8,469
TrueCar, Inc. (a) (b)	7,583	39,507
TubeMogul, Inc. (a) (b)	2,470	25,984
United Online, Inc. (a)	2,342	23,420
VASCO Data Security International, Inc. (a) (b)	4,550	77,532
VirnetX Holding Corp. (a) (b)	7,176	25,547
Wayfair, Inc. Class A (a) (b)	3,111	109,072
Web.com Group, Inc. (a)	6,794	143,218

	Number of Shares	Value
WebMD Health Corp. (a)	5,860	$233,462
Wix.com Ltd. (a) (b)	2,901	50,535
XO Group, Inc. (a)	4,088	57,763
Yodlee, Inc. (a)	2,818	45,454
Zendesk, Inc. (a) (b)	8,332	164,224
Zix Corp. (a)	8,927	37,583
zulily, Inc. Class A (a)	10,175	177,045

		6,367,640

Media — 1.1%
Acacia Research	7,911	71,832
Central European Media Enterprises Ltd. Class A (a) (b)	11,778	25,440
Crown Media Holdings, Inc. Class A (a)	5,482	29,329
Cumulus Media, Inc. Class A (a)	22,745	16,008
Daily Journal Corp. (a) (b)	169	31,468
The E.W. Scripps Co. Class A	9,167	161,981
Entercom Communications Corp. Class A (a)	3,927	39,898
Entravision Communications Corp. Class A	9,874	65,563
Gray Television, Inc. (a)	9,788	124,895
Hemisphere Media Group, Inc. (a) (b)	1,489	20,250
Houghton Mifflin Harcourt Co. (a)	21,234	431,263
Martha Stewart Living Omnimedia, Inc. (a)	4,875	29,055
Media General, Inc. (a) (b)	14,858	207,863
Meredith Corp.	5,696	242,536
The New York Times Co. Class A	21,314	251,718
Nexstar Broadcasting Group, Inc. Class A	4,852	229,742
Saga Communications, Inc. Class A	536	18,015
Scholastic Corp.	4,132	160,983
Sinclair Broadcast Group, Inc. Class A (b)	10,273	260,112
Time, Inc.	16,980	323,469
Townsquare Media, Inc. (a) (b)	1,010	9,868
Tribune Publishing Co. (b)	4,074	31,940
World Wrestling Entertainment, Inc. Class A (b)	4,665	78,839

		2,862,067

Telecommunications — 2.7%
8x8, Inc. (a)	13,668	113,034
ADTRAN, Inc.	7,732	112,887
Aerohive Networks, Inc. (a) (b)	3,762	22,497
Alliance Fiber Optic Products, Inc.	2,252	38,487
Anixter International, Inc. (a)	4,424	255,619
Atlantic Tele-Network, Inc.	1,590	117,549
Black Box Corp.	2,400	35,376
CalAmp Corp. (a)	5,611	90,281
Calix, Inc. (a)	6,877	53,572
Ciena Corp. (a)	19,140	396,581

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cincinnati Bell, Inc. (a)	32,538	$101,519
Clearfield, Inc. (a) (b)	1,782	23,932
Comtech Telecommunications Corp.	2,512	51,772
Consolidated Communications Holdings, Inc.	7,833	150,942
Contra Leap Wireless (c)	3,887	-
DigitalGlobe, Inc. (a)	11,246	213,899
EarthLink Holdings Corp.	15,984	124,356
Extreme Networks, Inc. (a)	15,495	52,063
Fairpoint Communications, Inc. (a) (b)	3,234	49,836
Finisar Corp. (a)	16,114	179,349
General Communication, Inc. Class A (a)	5,418	93,515
Gigamon, Inc. (a)	4,240	84,842
Globalstar, Inc. (a) (b)	73,843	115,933
Gogo, Inc. (a) (b)	8,710	133,089
GTT Communications, Inc. (a)	3,790	88,155
Harmonic, Inc. (a)	13,699	79,454
Hawaiian Telcom Holdco, Inc. (a)	1,678	34,869
HC2 Holdings, Inc. (a) (b)	3,160	22,152
IDT Corp. Class B	2,599	37,166
Infinera Corp. (a)	20,643	403,777
Inteliquent, Inc.	5,202	116,161
Intelsat SA (a) (b)	4,358	28,022
InterDigital, Inc.	5,591	282,905
Iridium Communications, Inc. (a) (b)	12,728	78,277
Ixia (a)	9,399	136,191
KVH Industries, Inc. (a)	2,564	25,640
Loral Space & Communications, Inc. (a)	2,030	95,572
Lumos Networks Corp.	3,522	42,828
Mastec, Inc. (a)	10,353	163,888
NeoPhotonics Corp. (a)	4,387	29,875
NETGEAR, Inc. (a)	4,983	145,354
NeuStar, Inc. Class A (a) (b)	8,588	233,679
Novatel Wireless, Inc. (a)	5,552	12,270
NTELOS Holdings Corp. (a)	2,780	25,103
Oclaro, Inc. (a) (b)	15,192	34,942
ORBCOMM, Inc. (a)	9,254	51,637
Pacific DataVision, Inc. (a) (b)	2,014	60,219
Plantronics, Inc.	5,460	277,641
Polycom, Inc. (a)	20,934	219,388
Preformed Line Products Co.	393	14,600
Premiere Global Services, Inc. (a)	7,204	98,983
RigNet, Inc. (a) (b)	1,875	47,812
Ruckus Wireless, Inc. (a)	11,682	138,782
Shenandoah Telecom Co.	3,749	160,495
ShoreTel, Inc. (a)	9,983	74,573
Sonus Networks, Inc. (a)	7,663	43,832
Spok Holdings, Inc.	3,362	55,339
Straight Path Communications, Inc. Class B (a) (b)	1,450	58,594
TeleNav, Inc. (a)	4,451	34,762
Ubiquiti Networks, Inc. (b)	4,748	160,910

	Number of Shares	Value
ViaSat, Inc. (a) (b)	6,623	$425,793
Vonage Holdings Corp. (a)	28,794	169,309
West Corp.	8,096	181,350
Windstream Holdings, Inc. (b)	15,634	95,993

		7,097,222

		16,615,445

Consumer, Cyclical — 13.3%
Airlines — 0.4%
Allegiant Travel Co.	2,080	449,800
Hawaiian Holdings, Inc. (a)	7,394	182,484
Republic Airways Holdings, Inc. (a)	8,074	46,668
SkyWest, Inc.	8,011	133,624
Virgin America, Inc. (a) (b)	3,902	133,565

		946,141

Apparel — 0.9%
Ascena Retail Group, Inc. (a)	26,619	370,270
Cherokee, Inc.	1,389	21,557
Crocs, Inc. (a)	11,939	154,312
Deckers Outdoor Corp. (a)	5,070	294,364
G-III Apparel Group Ltd. (a)	6,187	381,490
Iconix Brand Group, Inc. (a)	7,402	100,075
Oxford Industries, Inc.	2,272	167,855
Perry Ellis International, Inc. (a)	1,893	41,570
Sequential Brands Group, Inc. (a) (b)	3,908	56,549
Steven Madden Ltd. (a)	8,730	319,693
Superior Uniform Group, Inc.	1,096	19,651
Unifi, Inc. (a)	2,306	68,742
Vince Holding Corp. (a)	2,270	7,786
Weyco Group, Inc.	1,042	28,176
Wolverine World Wide, Inc.	16,015	346,565

		2,378,655

Auto Manufacturers — 0.1%
Blue Bird Corp. (a) (b)	749	7,460
Navistar International Corp. (a) (b)	7,913	100,654
Wabash National Corp. (a)	10,531	111,523

		219,637

Automotive & Parts — 1.1%
Accuride Corp. (a)	6,339	17,559
American Axle & Manufacturing Holdings, Inc. (a)	11,757	234,435
Commercial Vehicle Group, Inc. (a)	4,846	19,529
Cooper Tire & Rubber Co.	8,927	352,706
Cooper-Standard Holding, Inc. (a)	2,106	122,148
Dana Holding Corp.	25,309	401,907
Dorman Products, Inc. (a) (b)	4,146	210,990
Douglas Dynamics, Inc.	3,465	68,815
Federal-Mogul Corp. (a)	4,715	32,203
Gentherm, Inc. (a)	5,567	250,070
Horizon Global Corp. (a)	2,885	25,446
Meritor, Inc. (a)	15,143	160,970

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Metaldyne Performance Group, Inc.	1,781	$37,419
Miller Industries, Inc.	1,763	34,449
Modine Manufacturing Co. (a)	7,411	58,325
Motorcar Parts of America, Inc. (a)	2,783	87,219
Remy International, Inc.	4,434	129,694
Standard Motor Products, Inc.	3,089	107,744
Strattec Security Corp.	561	35,377
Superior Industries International, Inc.	3,628	67,771
Tenneco, Inc. (a)	9,519	426,166
Titan International, Inc. (b)	6,694	44,247
Tower International, Inc. (a)	3,270	77,695

		3,002,884

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc. (a)	7,695	250,010
Castle Brands, Inc. (a) (b)	9,812	12,952
Core-Mark Holding Co., Inc.	3,581	234,376
Essendant, Inc.	5,942	192,699
MRC Global, Inc. (a)	15,973	178,099
Owens & Minor, Inc.	9,788	312,629
Pool Corp.	6,753	488,242
Rentrak Corp. (a) (b)	1,967	106,356
ScanSource, Inc. (a)	4,434	157,230
Tech Data Corp. (a)	5,683	389,285

		2,321,878

Entertainment — 1.1%
AMC Entertainment Holdings, Inc. Class A	3,282	82,674
Ascent Media Corp. Series A (a)	2,062	56,458
Carmike Cinemas, Inc. (a)	3,792	76,181
Churchill Downs, Inc.	2,085	278,994
DreamWorks Animation SKG, Inc. Class A (a) (b)	11,776	205,491
Eldorado Resorts, Inc. (a)	4,370	39,417
Empire Resorts, Inc. (a) (b)	2,282	9,607
Eros International PLC (a) (b)	4,386	119,255
International Speedway Corp. Class A	4,321	137,062
Isle of Capri Casinos, Inc. (a)	3,427	59,767
Marriott Vacations Worldwide Corp.	4,009	273,173
National CineMedia, Inc.	9,520	127,758
Penn National Gaming, Inc. (a)	12,369	207,552
Pinnacle Entertainment, Inc. (a)	9,384	317,555
Reading International, Inc. Series A (a)	2,597	32,904
Scientific Games Corp. Class A (a) (b)	7,787	81,374
SeaWorld Entertainment, Inc. (b)	10,599	188,768
Speedway Motorsports, Inc.	1,831	33,050
Vail Resorts, Inc.	5,637	590,081

		2,917,121

Home Builders — 0.8%
Beazer Homes USA, Inc. (a)	5,061	67,463
Cavco Industries, Inc. (a)	1,373	93,488
Century Communities, Inc. (a)	2,357	46,786

	Number of Shares	Value
Green Brick Partners, Inc. (a)	3,357	$36,356
Hovnanian Enterprises, Inc. Class A (a) (b)	18,614	32,947
Installed Building Products, Inc. (a)	3,085	77,989
KB Home (b)	12,657	171,502
LGI Homes, Inc. (a) (b)	2,167	58,921
M.D.C. Holdings, Inc.	6,053	158,468
M/I Homes, Inc. (a)	3,788	89,321
Meritage Home Corp. (a)	6,151	224,635
The New Home Co., Inc. (a)	1,312	16,990
The Ryland Group, Inc.	7,257	296,303
Standard Pacific Corp. (a)	22,692	181,536
Taylor Morrison Home Corp. Class A (a)	5,037	93,990
TRI Pointe Group, Inc. (a)	25,076	328,245
WCI Communities, Inc. (a)	2,390	54,086
William Lyon Homes Class A (a)	3,022	62,253
Winnebago Industries, Inc. (b)	4,173	79,913

		2,171,192

Home Furnishing — 0.3%
American Woodmark Corp. (a)	1,990	129,091
Bassett Furniture Industries, Inc.	1,666	46,398
DTS, Inc. (a)	2,740	73,158
Ethan Allen Interiors, Inc. (b)	3,942	104,108
Flexsteel Industries, Inc.	932	29,125
Hooker Furniture Corp.	1,675	39,429
Kimball International, Inc. Class B	5,321	50,337
La-Z-Boy, Inc.	7,935	210,754
Universal Electronics, Inc. (a)	2,459	103,352
VOXX International Corp. (a)	3,180	23,596

		809,348

Housewares — 0.1%
Libbey, Inc.	3,387	110,450
Lifetime Brands, Inc.	1,734	24,241
National Presto Industries, Inc.	750	63,195

		197,886

Leisure Time — 0.4%
Arctic Cat, Inc.	2,006	44,493
Black Diamond, Inc. (a)	3,632	22,809
Callaway Golf Co.	12,100	101,035
ClubCorp Holdings, Inc.	6,810	146,143
Diamond Resorts International, Inc. (a)	6,458	151,053
Escalade, Inc.	1,583	25,011
Fox Factory Holding Corp. (a)	2,632	44,376
Interval Leisure Group, Inc.	6,065	111,353
Johnson Outdoors, Inc.	745	15,719
Malibu Boats, Inc. (a)	2,769	38,711
Marine Products Corp.	1,575	10,930
MCBC Holdings, Inc. (a)	1,083	14,036
Nautilus, Inc. (a)	4,866	72,990
Performance Sports Group Ltd. (a)	7,031	94,356

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Planet Fitness, Inc. Class A (a)	2,408	$41,273
Travelport Worldwide Ltd.	16,367	216,372

		1,150,660

Lodging — 0.3%
Belmond Ltd. (a)	15,015	151,802
Boyd Gaming Corp. (a)	12,368	201,598
Caesars Entertainment Corp. (a) (b)	8,594	50,619
Intrawest Resorts Holdings, Inc. (a)	2,868	24,837
La Quinta Holdings, Inc. (a)	14,522	229,157
Marcus Corp.	2,835	54,829
Monarch Casino & Resort, Inc. (a)	1,605	28,842
Morgans Hotel Group Co. (a)	3,992	13,253

		754,937

Office Furnishings — 0.5%
Herman Miller, Inc.	9,252	266,827
HNI Corp.	6,901	296,053
Interface, Inc.	10,247	229,943
Knoll, Inc.	7,565	166,279
Steelcase, Inc. Class A	12,909	237,655

		1,196,757

Retail — 6.0%
Abercrombie & Fitch Co. Class A (b)	10,785	228,534
America’s Car-Mart, Inc. (a)	1,323	43,778
American Eagle Outfitters, Inc. (b)	30,314	473,808
Asbury Automotive Group, Inc. (a)	4,226	342,940
Barnes & Noble Education, Inc. (a)	4,971	63,181
Barnes & Noble, Inc.	7,866	95,257
bebe stores, Inc. (b)	4,543	4,270
Big 5 Sporting Goods Corp.	2,868	29,770
Big Lots, Inc.	7,688	368,409
Biglari Holdings, Inc. (a)	257	93,995
BJ’s Restaurants, Inc. (a)	3,329	143,247
Bloomin’ Brands, Inc.	19,226	349,529
Bob Evans Farms, Inc.	3,430	148,690
Bojangles’, Inc. (a) (b)	1,318	22,274
Boot Barn Holdings, Inc. (a)	1,853	34,151
Bravo Brio Restaurant Group, Inc. (a)	2,398	27,025
The Buckle, Inc. (b)	4,393	162,409
Buffalo Wild Wings, Inc. (a)	2,946	569,845
Build-A-Bear Workshop, Inc. (a)	2,201	41,577
Burlington Stores, Inc. (a)	11,696	596,964
Caleres, Inc.	6,794	207,421
Carrols Restaurant Group, Inc. (a)	5,497	65,414
Casey’s General Stores, Inc.	6,026	620,196
Cash America International, Inc.	4,254	118,984
The Cato Corp. Class A	4,080	138,842
The Cheesecake Factory, Inc.	7,561	407,992
Chico’s FAS, Inc.	22,231	349,694
The Children’s Place Retail Store, Inc.	3,196	184,313
Christopher & Banks Corp. (a)	5,482	6,085
Chuy’s Holdings, Inc. (a)	2,552	72,477

	Number of Shares	Value
Citi Trends, Inc.	2,412	$56,393
Columbia Sportswear Co.	4,452	261,733
Conn’s, Inc. (a) (b)	4,243	102,002
The Container Store Group, Inc. (a) (b)	2,443	34,397
Cracker Barrel Old Country Store, Inc. (b)	2,974	438,011
Dave & Buster’s Entertainment, Inc. (a)	3,531	133,578
Del Frisco’s Restaurant Group, Inc. (a)	3,655	50,768
Denny’s Corp. (a)	13,072	144,184
Destination XL Group, Inc. (a)	5,603	32,553
DineEquity, Inc.	2,628	240,882
El Pollo Loco Holdings, Inc. (a) (b)	2,141	23,080
Express, Inc. (a)	13,107	234,222
EZCORP, Inc. (a)	8,017	49,465
Fiesta Restaurant Group, Inc. (a)	4,160	188,739
The Finish Line, Inc. Class A	7,140	137,802
First Cash Financial Services, Inc. (a)	4,371	175,102
Five Below, Inc. (a)	8,450	283,751
Flex Pharma, Inc. (a)	801	9,620
Fogo De Chao, Inc. (a)	783	12,215
Francesca’s Holdings Corp. (a)	6,558	80,204
Fred’s, Inc. Class A	5,759	68,244
Freshpet, Inc. (a) (b)	3,255	34,178
Genesco, Inc. (a)	3,729	212,814
Group 1 Automotive, Inc.	3,620	308,243
Guess?, Inc. (b)	9,602	205,099
The Habit Restaurants, Inc. Class A (a) (b)	1,781	38,131
Haverty Furniture Cos., Inc.	3,153	74,032
Hibbett Sports, Inc. (a) (b)	3,859	135,104
HSN, Inc.	5,041	288,547
Insight Enterprises, Inc. (a)	6,009	155,333
J Alexander’s Holdings, Inc. (a)	2,143	21,369
Jack in the Box, Inc.	5,798	446,678
Jamba, Inc. (a) (b)	2,176	31,008
Kirkland’s, Inc.	2,684	57,813
Kona Grill, Inc. (a) (b)	1,354	21,326
Krispy Kreme Doughnuts, Inc. (a)	10,056	147,119
Lands’ End, Inc. (a) (b)	2,546	68,767
Lithia Motors, Inc. Class A	3,532	381,845
Lumber Liquidators Holdings, Inc. (a) (b)	4,198	55,162
MarineMax, Inc. (a)	3,953	55,856
Mattress Firm Holding Corp. (a) (b)	3,180	132,797
The Men’s Wearhouse, Inc.	7,496	318,730
Movado Group, Inc.	2,487	64,239
Noodles & Co. (a) (b)	1,864	26,394
Ollie’s Bargain Outlet Holdings, Inc. (a)	1,592	25,743
Papa John’s International, Inc.	4,490	307,475
Papa Murphy’s Holdings, Inc. (a) (b)	1,460	21,433
Party City Holdco, Inc. (a)	3,903	62,331
PC Connection, Inc.	1,673	34,681
The PEP Boys-Manny, Moe & Jack (a)	8,337	101,628

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pier 1 Imports, Inc. (b)	13,978	$96,448
Popeyes Louisiana Kitchen, Inc. (a)	3,587	202,163
Potbelly Corp. (a) (b)	3,393	37,357
PriceSmart, Inc.	3,019	233,489
Red Robin Gourmet Burgers, Inc. (a)	2,190	165,871
Regis Corp. (a)	6,345	83,120
Restoration Hardware Holdings, Inc. (a)	5,179	483,252
Ruby Tuesday, Inc. (a)	9,617	59,722
Rush Enterprises, Inc. Class A (a)	5,487	132,785
Ruth’s Hospitality Group, Inc.	5,391	87,550
Select Comfort Corp. (a)	8,112	177,491
Shake Shack, Inc. (a) (b)	892	42,281
Shoe Carnival, Inc.	2,321	55,240
Sonic Automotive, Inc. Class A	5,101	104,162
Sonic Corp.	8,065	185,092
Sportsman’s Warehouse Holdings, Inc. (a) (b)	2,790	34,373
Stage Stores, Inc. (b)	4,950	48,708
Stein Mart, Inc.	4,540	43,947
Systemax, Inc. (a)	1,666	12,478
Texas Roadhouse, Inc.	10,851	403,657
Tile Shop Holdings, Inc. (a) (b)	4,204	50,364
Tilly’s, Inc. (a)	1,660	12,218
Titan Machinery, Inc. (a) (b)	2,693	30,916
Tuesday Morning Corp. (a)	6,827	36,934
Vera Bradley, Inc. (a)	3,298	41,588
Vitamin Shoppe, Inc. (a)	4,612	150,536
West Marine, Inc. (a)	2,877	25,260
Wingstop, Inc. (a)	1,034	24,795
Winmark Corp.	347	35,713
Zoe’s Kitchen, Inc. (a) (b)	2,994	118,233
Zumiez, Inc. (a)	3,083	48,187

		15,865,821

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	7,108	218,855
Wesco Aircraft Holdings, Inc. (a)	9,568	116,730

		335,585

Textiles — 0.3%
Culp, Inc.	1,599	51,280
G&K Services, Inc. Class A	3,099	206,455
Tumi Holdings, Inc. (a)	8,702	153,329
UniFirst Corp.	2,303	245,984

		657,048

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc. (a) (b)	2,994	25,509

		34,951,059

Consumer, Non-cyclical — 21.8%
Agriculture — 0.3%
Alico, Inc.	615	24,963
Limoneira Co. (b)	1,812	30,315

	Number of Shares	Value
MGP Ingredients, Inc.	1,702	$27,249
Tejon Ranch Co. (a)	2,126	46,368
The Andersons, Inc.	4,404	150,000
Universal Corp. (b)	3,503	173,644
Vector Group Ltd. (b)	13,319	301,149

		753,688

Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	1,410	296,960
Coca-Cola Bottling Co. Consolidated	722	139,620
Craft Brew Alliance, Inc. (a)	1,508	12,019
Farmer Bros Co. (a)	1,216	33,136
National Beverage Corp. (a)	1,768	54,331

		536,066

Biotechnology — 3.3%
Abeona Therapeutics, Inc. (a)	1,961	7,942
Acceleron Pharma, Inc. (a)	3,365	83,789
Acorda Therapeutics, Inc. (a)	6,630	175,761
Aduro Biotech, Inc. (a) (b)	1,325	25,665
Advaxis, Inc. (a) (b)	4,700	48,081
Aegerion Pharmaceuticals, Inc. (a) (b)	3,882	52,795
Affimed NV (a) (b)	2,255	13,913
Affymetrix, Inc. (a) (b)	11,981	102,318
Agenus, Inc. (a)	11,839	54,459
Alder Biopharmaceuticals, Inc. (a)	3,624	118,722
AMAG Pharmaceuticals, Inc. (a)	5,349	212,516
ANI Pharmaceuticals, Inc. (a) (b)	1,221	48,242
Applied Genetic Technologies Corp/DE (a)	1,296	17,029
Arcadia Biosciences, Inc. (a)	1,423	4,340
Ardelyx, Inc. (a)	2,576	44,513
Arena Pharmaceuticals, Inc. (a) (b)	37,516	71,656
ARIAD Pharmaceuticals, Inc. (a)	25,961	151,612
Assembly Biosciences, Inc. (a)	2,259	21,596
Asterias Biotherapeutics, Inc. (a) (b)	1,764	6,827
Atara Biotherapeutics, Inc. (a) (b)	2,614	82,184
Avalanche Biotechnologies, Inc. (a) (b)	3,062	25,231
Bellicum Pharmaceuticals, Inc. (a) (b)	1,326	19,267
BioCryst Pharmaceuticals, Inc. (a)	11,243	128,170
Biotime, Inc. (a) (b)	8,235	24,705
Blueprint Medicines Corp. (a) (b)	1,452	30,986
Cambrex Corp. (a)	4,856	192,686
Celldex Therapeutics, Inc. (a) (b)	15,271	160,956
Cellular Biomedicine Group, Inc. (a)	1,544	26,140
Coherus Biosciences, Inc. (a)	3,657	73,286
Corium International, Inc. (a) (b)	1,648	15,409
CryoLife, Inc.	3,967	38,599
CTI BioPharma Corp. (a) (b)	25,533	37,278
Curis, Inc. (a) (b)	17,228	34,801
Cytokinetics, Inc. (a)	5,370	35,925
CytRx Corp. (a) (b)	10,453	24,774
Dermira, Inc. (a)	2,408	56,203
Dicerna Pharmaceuticals, Inc. (a)	2,428	19,934

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dynavax Technologies Corp. (a)	5,684	$139,485
Epizyme, Inc. (a) (b)	4,502	57,896
Exact Sciences Corp. (a) (b)	14,874	267,583
Exelixis, Inc. (a) (b)	34,959	196,120
Fibrocell Science, Inc. (a) (b)	4,177	16,082
Five Prime Therapeutics, Inc. (a)	3,333	51,295
Foundation Medicine, Inc. (a) (b)	1,846	34,059
Galena Biopharma, Inc. (a) (b)	25,049	39,577
Genocea Biosciences, Inc. (a) (b)	3,393	23,242
Geron Corp. (a) (b)	24,500	67,620
Halozyme Therapeutics, Inc. (a) (b)	16,447	220,883
Harvard Bioscience, Inc. (a)	5,370	20,299
Idera Pharmaceuticals, Inc. (a) (b)	13,231	44,324
Immunogen, Inc. (a)	13,364	128,294
Immunomedics, Inc. (a) (b)	15,136	26,034
Inovio Pharmaceuticals, Inc. (a) (b)	11,130	64,331
Insmed, Inc. (a)	9,534	177,046
Integra LifeSciences Holdings (a)	4,398	261,901
Ironwood Pharmaceuticals, Inc. (a)	19,525	203,451
Karyopharm Therapeutics, Inc. (a) (b)	3,576	37,655
KYTHERA Biopharmaceuticals, Inc. (a)	4,002	300,070
Lexicon Pharmaceuticals, Inc. (a) (b)	6,439	69,155
Ligand Pharmaceuticals, Inc. Class B (a) (b)	2,720	232,968
Lion Biotechnologies, Inc. (a)	6,975	40,176
Loxo Oncology, Inc. (a) (b)	1,238	21,640
MacroGenics, Inc. (a)	4,882	104,572
Merrimack Pharmaceuticals, Inc. (a) (b)	17,060	145,181
Momenta Pharmaceuticals, Inc. (a)	9,472	155,436
Myriad Genetics, Inc. (a) (b)	10,769	403,622
NeoGenomics, Inc. (a)	8,292	47,513
NewLink Genetics Corp. (a) (b)	3,225	115,584
Nivalis Therapeutics, Inc. (a)	779	10,104
Novavax, Inc. (a)	41,572	293,914
Ocata Therapeutics, Inc. (a) (b)	6,623	27,684
Omeros Corp. (a) (b)	5,868	64,313
OncoMed Pharmaceuticals, Inc. (a) (b)	2,618	43,433
Oncothyreon, Inc. (a)	15,080	41,319
Organovo Holdings, Inc. (a) (b)	14,099	37,785
OvaScience, Inc. (a) (b)	3,639	30,895
Pacific Biosciences of California, Inc. (a) (b)	9,384	34,345
Paratek Pharmaceuticals, Inc.	1,889	35,891
PDL BioPharma, Inc. (b)	25,428	127,903
Peregrine Pharmaceuticals, Inc. (a) (b)	31,193	31,817
Pfenex, Inc. (a)	2,529	37,960
Prothena Corp. PLC (a)	4,852	219,990
PTC Therapeutics, Inc. (a)	5,249	140,148
Repligen Corp. (a)	5,093	141,840
Retrophin, Inc. (a)	5,420	109,809
RTI Biologics, Inc. (a)	8,895	50,524
Sage Therapeutics, Inc. (a)	2,137	90,438
Sangamo Biosciences, Inc. (a)	10,788	60,844

	Number of Shares	Value
Second Sight Medical Products, Inc. (a)	1,742	$10,330
Sequenom, Inc. (a) (b)	18,370	32,148
Spark Therapeutics, Inc. (a) (b)	1,248	52,079
Spectrum Pharmaceuticals, Inc. (a) (b)	10,378	62,060
Stemline Therapeutics, Inc. (a)	2,493	22,013
Theravance Biopharma, Inc. (a)	3,950	43,411
Tobira Therapeutics, Inc. (a) (b)	457	4,415
Trovagene, Inc. (a) (b)	4,672	26,584
Ultragenyx Pharmaceutical, Inc. (a)	5,961	574,104
Veracyte, Inc. (a) (b)	1,987	9,319
Verastem, Inc. (a) (b)	5,077	9,088
Versartis, Inc. (a) (b)	3,504	40,401
XBiotech, Inc. (a) (b)	594	8,874
XOMA Corp. (a) (b)	13,430	10,095
ZIOPHARM Oncology, Inc. (a) (b)	17,786	160,252

		8,697,533

Commercial Services — 5.3%
ABM Industries, Inc.	8,683	237,133
The Advisory Board Co. (a)	6,582	299,744
Alarm.com Holdings, Inc. (a)	1,249	14,563
Albany Molecular Research, Inc. (a) (b)	3,861	67,259
American Public Education, Inc. (a)	2,656	62,283
AMN Healthcare Services, Inc. (a)	7,375	221,324
Apollo Education Group, Inc. (a)	14,631	161,819
Arrowhead Research Corp. (a) (b)	9,217	53,090
Barrett Business Services, Inc.	1,106	47,481
Bridgepoint Education, Inc. (a)	2,732	20,818
Bright Horizons Family Solutions, Inc. (a)	5,799	372,528
Cambium Learning Group, Inc. (a)	1,926	9,187
Capella Education Co.	1,892	93,692
Cardtronics, Inc. (a)	6,963	227,690
Care.com, Inc. (a)	2,820	14,495
Career Education Corp. (a)	10,518	39,548
Carriage Services, Inc.	2,517	54,342
CBIZ, Inc. (a)	7,643	75,054
CDI Corp.	2,106	18,006
CEB, Inc.	5,191	354,753
Chemed Corp.	2,649	353,562
Cimpress NV (a) (b)	5,087	387,172
Civeo Corp.	16,850	24,938
Collectors Universe	1,052	15,864
Convergys Corp.	15,335	354,392
Corvel Corp. (a)	1,333	43,056
CRA International, Inc. (a)	1,436	30,989
Cross Country Healthcare, Inc. (a)	4,985	67,846
Deluxe Corp.	7,746	431,762
DeVry Education Group, Inc.	9,882	268,889
Electro Rent Corp.	2,645	27,455
Euronet Worldwide, Inc. (a)	8,048	596,276

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Everi Holdings, Inc. (a)	10,202	$52,336
EVERTEC, Inc.	10,210	184,495
ExamWorks Group, Inc. (a)	6,412	187,487
Exlservice Holdings, Inc. (a)	5,165	190,743
Exponent, Inc.	4,028	179,488
Forrester Research, Inc.	1,557	48,952
Franklin Covey Co. (a)	1,928	30,964
FTI Consulting, Inc. (a)	6,450	267,739
Grand Canyon Education, Inc. (a)	7,301	277,365
Great Lakes Dredge & Dock Co. (a)	9,359	47,169
Green Dot Corp. Class A (a)	7,114	125,206
H&E Equipment Services, Inc.	4,839	80,908
The Hackett Group, Inc.	3,712	51,040
Healthcare Services Group, Inc.	11,087	373,632
HealthEquity, Inc. (a)	5,627	166,278
Heartland Payment Systems, Inc.	5,679	357,834
Heidrick & Struggles International, Inc.	2,835	55,141
Hill International, Inc. (a)	5,949	19,513
Hillenbrand, Inc.	9,763	253,936
HMS Holdings Corp. (a)	13,728	120,395
Huron Consulting Group, Inc. (a)	3,592	224,608
ICF International, Inc. (a)	3,027	91,990
INC Research Holdings, Inc. Class A (a)	2,011	80,440
Insperity, Inc.	3,004	131,966
James River Group Holdings Ltd.	1,700	45,713
K12, Inc. (a)	5,235	65,123
Kelly Services, Inc. Class A	4,598	65,016
Kforce, Inc.	3,824	100,495
Korn/Ferry International	7,818	258,541
Landauer, Inc.	1,484	54,893
LendingTree, Inc. (a)	898	83,541
Liberty Tax, Inc.	965	22,475
LifeLock, Inc. (a) (b)	14,626	128,124
McGrath RentCorp	4,051	108,121
Medifast, Inc. (a)	1,687	45,313
MoneyGram International, Inc. (a)	4,542	36,427
Monro Muffler Brake, Inc.	4,938	333,562
Monster Worldwide, Inc. (a)	14,105	90,554
Multi-Color Corp.	1,957	149,691
National Research Corp. Class A (b)	1,446	17,265
Navigant Consulting, Inc. (a)	7,478	118,975
Neff Corp. Class A (a) (b)	1,543	8,625
NV5 Holdings, Inc. (a) (b)	754	13,994
On Assignment, Inc. (a)	8,024	296,086
PAREXEL International Corp. (a)	8,557	529,849
Patriot National, Inc. (a)	1,350	21,370
Paylocity Holding Corp. (a)	2,400	71,976
Pendrell Corp. (a)	25,925	18,666
PFSweb, Inc. (a) (b)	1,922	27,331
PHH Corp. (a)	7,699	108,710
Providence Service Corp. (The) (a)	2,120	92,390
Quad/Graphics, Inc.	4,446	53,797
Rent-A-Center, Inc.	8,225	199,456

	Number of Shares	Value
Resources Connection, Inc.	5,820	$87,707
RPX Corp. (a)	8,417	115,481
ServiceSource International, Inc. (a)	9,141	36,564
SFX Entertainment, Inc. (a) (b)	6,743	3,438
Sotheby’s (b)	9,650	308,607
SP Plus Corp. (a)	2,594	60,051
Steiner Leisure Ltd. (a)	1,989	125,665
Strayer Education, Inc. (a)	1,701	93,504
Team Health Holdings, Inc. (a)	11,173	603,677
Team, Inc. (a)	3,222	103,491
TeleTech Holdings, Inc.	2,528	67,725
TriNet Group, Inc. (a)	6,381	107,201
TrueBlue, Inc. (a)	6,503	146,122
Universal Technical Institute, Inc.	3,116	10,937
Vectrus, Inc. (a)	1,637	36,079
Viad Corp.	3,108	90,101
Volt Information Sciences, Inc. (a)	1,406	12,795
Weight Watchers International, Inc. (a) (b)	4,364	27,842
Xoom Corp. (a)	4,955	123,280

		13,972,981

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a) (b)	4,051	47,356
Inter Parfums, Inc.	2,639	65,474
Revlon, Inc. Class A (a)	1,799	52,980

		165,810

Foods — 2.0%
Amplify Snack Brands, Inc. (a)	2,327	24,922
B&G Foods, Inc.	8,986	327,540
Boulder Brands, Inc. (a) (b)	8,476	69,418
Cal-Maine Foods, Inc. (b)	4,857	265,241
Calavo Growers, Inc.	2,284	101,958
The Chefs’ Warehouse, Inc. (a) (b)	2,920	41,347
Dean Foods Co.	14,629	241,671
Diamond Foods, Inc. (a)	4,082	125,970
Fairway Group Holdings Corp. (a) (b)	3,094	3,249
Fresh Del Monte Produce, Inc.	5,166	204,109
The Fresh Market, Inc. (a) (b)	6,682	150,946
Ingles Markets, Inc. Class A	2,068	98,912
Inventure Foods, Inc. (a)	3,108	27,599
J&J Snack Foods Corp.	2,308	262,327
John B Sanfilippo & Son, Inc.	1,287	65,972
Lancaster Colony Corp.	2,870	279,768
Lifeway Foods, Inc. (a)	753	7,891
Post Holdings, Inc. (a)	9,551	564,464
Sanderson Farms, Inc. (b)	3,475	238,281
Seaboard Corp. (a)	41	126,239
Seneca Foods Corp. Class A (a)	1,177	31,014
Senomyx, Inc. (a) (b)	6,809	30,368
Smart & Final Stores, Inc. (a)	3,762	59,101
Snyders-Lance, Inc.	7,570	255,336
SpartanNash Co.	5,833	150,783

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SUPERVALU, Inc. (a)	40,605	$291,544
Tootsie Roll Industries, Inc. (b)	2,885	90,272
TreeHouse Foods, Inc. (a)	6,649	517,226
United Natural Foods, Inc. (a)	7,765	376,680
Village Super Market Class A	1,129	26,656
Weis Markets, Inc.	1,704	71,142

		5,127,946

Health Care – Products — 3.6%
Abaxis, Inc.	3,496	153,789
ABIOMED, Inc. (a)	6,474	600,528
Accelerate Diagnostics, Inc. (a) (b)	3,335	53,960
Accuray, Inc. (a)	12,241	61,144
AngioDynamics, Inc. (a)	3,903	51,481
AtriCure, Inc. (a)	4,400	96,404
Atrion Corp.	220	82,491
BioTelemetry, Inc. (a)	4,191	51,298
Cantel Medical Corp.	5,329	302,154
Cardiovascular Systems, Inc. (a)	4,918	77,901
Cepheid, Inc. (a)	11,133	503,212
Cerus Corp. (a) (b)	14,781	67,106
ConforMIS, Inc. (a)	1,605	28,986
CONMED Corp.	4,282	204,423
Cutera, Inc. (a)	2,267	29,652
Cyberonics, Inc. (a)	4,037	245,369
Cynosure Inc. Class A (a)	3,435	103,187
EndoChoice Holdings, Inc. (a)	1,019	11,576
Endologix, Inc. (a)	10,453	128,154
Entellus Medical, Inc. (a) (b)	796	14,344
Exactech, Inc. (a)	1,606	27,993
GenMark Diagnostics, Inc. (a)	6,532	51,407
Genomic Health, Inc. (a) (b)	2,753	58,253
Glaukos Corp. (a)	1,070	25,883
Globus Medical, Inc. Class A (a)	10,649	220,008
Haemonetics Corp. (a)	8,022	259,271
Halyard Health, Inc. (a)	7,218	205,280
Hanger, Inc. (a)	5,473	74,652
HeartWare International, Inc. (a) (b)	2,676	139,982
ICU Medical, Inc. (a)	2,192	240,024
Inogen, Inc. (a)	2,439	118,413
Insulet Corp. (a)	8,802	228,060
Intersect ENT, Inc. (a)	2,551	59,693
Invacare Corp.	5,018	72,610
InVivo Therapeutics Holdings Corp. (a) (b)	4,118	35,497
Invuity, Inc. (a)	713	9,996
iRadimed Corp. (a) (b)	415	10,109
K2M Group Holdings, Inc. (a)	2,731	50,797
Lantheus Holdings, Inc. (a)	1,901	8,174
LDR Holding Corp. (a)	3,928	135,634
LeMaitre Vascular, Inc.	1,894	23,088
Luminex Corp. (a)	6,669	112,773
Masimo Corp. (a)	6,784	261,591

	Number of Shares	Value
Medgenics, Inc. (a)	2,703	$21,137
Merge Healthcare, Inc. (a)	10,696	75,942
Meridian Bioscience, Inc.	6,466	110,569
Merit Medical Systems, Inc. (a)	6,828	163,257
MiMedx Group, Inc. (a) (b)	16,843	162,535
NanoString Technologies, Inc. (a) (b)	2,076	33,216
Natus Medical, Inc. (a)	5,113	201,708
Navidea Biopharmaceuticals, Inc. (a) (b)	23,320	53,170
NuVasive, Inc. (a)	7,501	361,698
NxStage Medical, Inc. (a)	9,808	154,672
Ocular Therapeutix, Inc. (a)	2,328	32,732
OraSure Technologies, Inc. (a)	8,745	38,828
Orthofix International NV (a)	2,911	98,246
Oxford Immunotec Global PLC (a) (b)	3,119	42,107
Quidel Corp. (a)	4,461	84,224
Rockwell Medical Technologies, Inc. (a) (b)	7,796	60,107
SeaSpine Holdings Corp. (a)	1,365	22,113
Sientra, Inc. (a)	1,072	10,881
Spectranetics Corp. (a)	6,574	77,507
Staar Surgical Co. (a) (b)	6,021	46,723
Steris Corp.	9,269	602,207
SurModics, Inc. (a)	2,014	43,986
Tandem Diabetes Care, Inc. (a) (b)	2,761	24,324
Thoratec Corp. (a)	8,407	531,827
TransEnterix, Inc. (a) (b)	6,586	14,884
Unilife Corp. (a) (b)	18,848	18,469
Utah Medical Products, Inc.	592	31,891
Vascular Solutions, Inc. (a)	2,677	86,762
West Pharmaceutical Services, Inc.	11,164	604,196
Wright Medical Group NV (a)	5,622	114,633
Wright Medical Group, Inc. (a)	7,971	167,550
Zeltiq Aesthetics, Inc. (a)	4,997	160,054

		9,548,502

Health Care – Services — 1.9%
AAC Holdings, Inc. (a) (b)	1,258	27,991
Addus HomeCare Corp. (a)	1,010	31,462
Adeptus Health, Inc. (a) (b)	961	77,610
Air Methods Corp. (a)	6,091	207,642
Alliance HealthCare Services, Inc. (a)	745	7,271
Almost Family, Inc. (a)	1,114	44,616
Amedisys, Inc. (a)	4,377	166,195
Amsurg Corp. (a)	7,509	583,524
Capital Senior Living Corp. (a)	4,567	91,568
Catalent, Inc. (a)	12,972	315,220
Civitas Solutions, Inc. (a)	1,813	41,554
The Ensign Group, Inc.	3,946	168,218
Five Star Quality Care, Inc. (a)	7,006	21,649
Genesis Healthcare, Inc. (a)	5,693	34,898
HealthSouth Corp.	14,194	544,624
Healthways, Inc. (a)	4,810	53,487

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Invitae Corp. (a) (b)	1,078	$7,783
The IPC Healthcare, Inc. (a)	2,696	209,452
Kindred Healthcare, Inc.	12,946	203,899
LHC Group, Inc. (a)	2,017	90,301
Magellan Health, Inc. (a)	4,238	234,912
Molina Healthcare, Inc. (a)	6,091	419,365
Natera, Inc. (a)	1,551	16,828
National Healthcare Corp.	1,561	95,049
Nobilis Health Corp. (a) (b)	5,074	26,486
RadNet, Inc. (a)	5,401	29,976
Select Medical Holdings Corp.	16,289	175,758
Surgical Care Affiliates, Inc. (a)	3,337	109,087
T2 Biosystems, Inc. (a)	1,339	11,730
Teladoc, Inc. (a)	1,472	32,811
Triple-S Management Corp. Class B (a)	3,744	66,681
U.S. Physical Therapy, Inc.	1,922	86,279
Universal American Corp. (a)	7,724	52,832
Vocera Communications, Inc. (a)	3,976	45,366
WellCare Health Plans, Inc. (a)	6,831	588,696

		4,920,820

Household Products — 0.5%
Acco Brands Corp. (a)	17,040	120,473
Central Garden & Pet Co. Class A (a)	6,554	105,585
CSS Industries, Inc.	1,450	38,193
Ennis, Inc.	3,996	69,371
Helen of Troy Ltd. (a)	4,420	394,706
Prestige Brands Holdings, Inc. (a)	8,111	366,293
Skullcandy, Inc. (a)	3,542	19,587
WD-40 Co.	2,261	201,387

		1,315,595

Pharmaceuticals — 4.6%
Acadia Pharmaceuticals, Inc. (a)	12,360	408,745
Achillion Pharmaceuticals, Inc. (a) (b)	18,227	125,949
Adamas Pharmaceuticals, Inc. (a)	1,634	27,353
Aerie Pharmaceuticals, Inc. (a)	3,179	56,395
Agile Therapeutics, Inc. (a) (b)	1,534	10,339
Aimmune Therapeutics, Inc. (a)	1,726	43,702
Akebia Therapeutics, Inc. (a) (b)	3,778	36,495
Alimera Sciences, Inc. (a) (b)	4,480	9,901
Amicus Therapeutics, Inc. (a)	17,973	251,442
Amphastar Pharmaceuticals, Inc. (a) (b)	4,923	57,550
Anacor Pharmaceuticals, Inc. (a)	6,356	748,165
Anika Therapeutics, Inc. (a)	2,267	72,159
Antares Pharma, Inc. (a) (b)	23,972	40,752
Anthera Pharmaceuticals, Inc. (a)	6,147	37,435
Aratana Therapeutics, Inc. (a)	4,593	38,857
Array Biopharma, Inc. (a) (b)	21,854	99,654
aTyr Pharma, Inc. (a) (b)	890	9,131
Axovant Sciences Ltd. (a)	2,195	28,359

	Number of Shares	Value
BioDelivery Sciences International, Inc. (a) (b)	7,171	$39,871
BioScrip, Inc. (a) (b)	10,868	20,323
Biospecifics Technologies Corp. (a)	763	33,221
Calithera Biosciences, Inc. (a) (b)	1,632	8,862
Cara Therapeutics, Inc. (a)	3,080	44,013
Carbylan Therapeutics, Inc. (a) (b)	1,807	6,451
Catalyst Pharmaceuticals, Inc. (a) (b)	11,662	34,986
Cempra, Inc. (a)	4,934	137,363
ChemoCentryx, Inc. (a) (b)	4,458	26,971
Chiasma, Inc. (a)	1,135	22,564
Chimerix, Inc. (a)	7,079	270,418
Cidara Therapeutics, Inc. (a)	709	9,018
Clovis Oncology, Inc. (a)	4,316	396,899
Collegium Pharmaceutical, Inc. (a) (b)	1,073	23,724
Concert Pharmaceuticals, Inc. (a)	2,381	44,691
Contra Furiex Pharmaceuticals (c)	544	-
Corcept Therapeutics, Inc. (a) (b)	9,595	36,077
CorMedix, Inc. (a)	5,297	10,541
DepoMed, Inc. (a)	9,301	175,324
Diplomat Pharmacy, Inc. (a)	5,611	161,204
Durect Corp. (a)	17,416	33,961
Dyax Corp. (a)	22,594	431,319
Eagle Pharmaceuticals, Inc. (a) (b)	1,330	98,460
Emergent Biosolutions, Inc. (a)	4,703	133,988
Enanta Pharmaceuticals, Inc. (a) (b)	2,481	89,663
Endocyte, Inc. (a) (b)	5,917	27,100
Esperion Therapeutics, Inc. (a) (b)	2,035	48,006
FibroGen, Inc. (a)	7,422	162,690
Flexion Therapeutics, Inc. (a)	2,154	32,008
Foamix Pharmaceuticals Ltd. (a)	3,536	25,919
Global Blood Therapeutics, Inc. (a)	1,070	45,111
Heron Therapeutics, Inc. (a) (b)	4,533	110,605
Heska Corp. (a)	897	27,341
IGI Laboratories, Inc. (a) (b)	6,409	41,915
Ignyta, Inc. (a) (b)	3,325	29,194
Immune Design Corp. (a)	1,786	21,789
Impax Laboratories, Inc. (a)	11,121	391,570
Infinity Pharmaceuticals, Inc. (a)	7,593	64,161
Insys Therapeutics, Inc. (a) (b)	3,647	103,794
Intra-Cellular Therapies, Inc. (a) (b)	3,365	134,735
Keryx Biopharmaceuticals, Inc. (a) (b)	16,058	56,524
Kite Pharma, Inc. (a) (b)	4,472	249,001
La Jolla Pharmaceutical Co. (a) (b)	2,137	59,387
Lannett Co., Inc. (a) (b)	4,114	170,813
MannKind Corp. (a) (b)	38,267	122,837
The Medicines Co. (a) (b)	10,272	389,925
Mirati Therapeutics, Inc. (a)	1,782	61,336
NantKwest, Inc. (a)	1,032	11,827
Natural Grocers by Vitamin Cottage, Inc. (a)	1,410	31,993
Natural Health Trends Corp. (b)	1,232	40,262
Nature’s Sunshine Products, Inc.	1,559	18,677

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nektar Therapeutics (a) (b)	20,396	$223,540
Neogen Corp. (a)	5,746	258,513
Neos Therapeutics, Inc. (a)	856	17,985
Neurocrine Biosciences, Inc. (a)	13,246	527,058
Nevro Corp. (a)	2,585	119,918
Northwest Biotherapeutics, Inc. (a) (b)	7,254	45,338
Nutraceutical International Corp. (a)	1,321	31,189
Omega Protein Corp. (a)	3,365	57,104
Omthera Pharmaceuticals, Inc. (c)	428	-
Ophthotech Corp. (a)	3,674	148,870
Orexigen Therapeutics, Inc. (a) (b)	15,914	33,579
Osiris Therapeutics, Inc. (a) (b)	2,951	54,505
Otonomy, Inc. (a)	2,289	40,767
Pacira Pharmaceuticals, Inc. (a)	5,652	232,297
Pernix Therapeutics Holdings (a) (b)	6,875	21,725
PetMed Express, Inc. (b)	3,122	50,264
PharMerica Corp. (a)	4,712	134,151
Phibro Animal Health Corp. Class A	2,706	85,591
Portola Pharmaceuticals, Inc. (a)	7,164	305,330
Pozen, Inc. (a) (b)	4,492	26,211
PRA Health Sciences, Inc. (a)	3,085	119,791
Progenics Pharmaceuticals, Inc. (a) (b)	10,797	61,759
Proteon Therapeutics, Inc. (a) (b)	1,136	15,802
Radius Health, Inc. (a)	5,124	355,144
Raptor Pharmaceutical Corp. (a)	12,477	75,486
Regulus Therapeutics, Inc. (a) (b)	4,396	28,750
Relypsa, Inc. (a)	5,054	93,550
Revance Therapeutics, Inc. (a) (b)	2,426	72,198
Rigel Pharmaceuticals, Inc. (a)	13,650	33,716
Sagent Pharmaceuticals, Inc. (a)	3,428	52,551
Sarepta Therapeutics, Inc. (a) (b)	6,430	206,467
SciClone Pharmaceuticals, Inc. (a)	7,686	53,341
Seres Therapeutics, Inc. (a)	1,330	39,421
Sorrento Therapeutics, Inc. (a) (b)	4,398	36,899
Sucampo Pharmaceuticals, Inc. Class A (a)	3,855	76,599
Supernus Pharmaceuticals, Inc. (a)	5,325	74,710
Synergy Pharmaceuticals, Inc. (a) (b)	15,513	82,219
Synta Pharmaceuticals Corp. (a) (b)	14,379	25,019
Synutra International, Inc. (a) (b)	3,139	14,910
TESARO, Inc. (a) (b)	3,607	144,641
Tetraphase Pharmaceuticals, Inc. (a) (b)	5,598	41,761
TG Therapeutics, Inc. (a) (b)	5,478	55,218
TherapeuticsMD, Inc. (a) (b)	19,704	115,465
Theravance, Inc. (b)	13,205	94,812
Threshold Pharmaceuticals, Inc. (a) (b)	9,868	40,163
Tokai Pharmaceuticals, Inc. (a) (b)	1,397	14,459
Trevena, Inc. (a)	4,932	51,046
USANA Health Sciences, Inc. (a) (b)	876	117,410
Vanda Pharmaceuticals, Inc. (a) (b)	6,474	73,027
Vitae Pharmaceuticals, Inc. (a) (b)	2,095	23,066
Vital Therapies, Inc. (a) (b)	2,473	9,991
VIVUS, Inc. (a) (b)	16,543	27,131

	Number of Shares	Value
vTv Therapeutics, Inc. Class A (a)	953	$6,214
Xencor, Inc. (a) (b)	4,408	53,910
Xenoport, Inc. (a)	9,108	31,605
Zafgen, Inc. (a) (b)	2,555	81,632
Zogenix, Inc. (a)	3,824	51,624
ZS Pharma, Inc. (a) (b)	2,817	184,964
Zynerba Pharmaceuticals, Inc. (a)	535	7,656

		12,028,877

		57,067,818

Diversified — 0.3%
Holding Company – Diversified — 0.3%
FCB Financial Holdings, Inc. (a)	4,337	141,473
HRG Group, Inc. (a)	12,204	143,153
Liberty TripAdvisor Holdings, Inc. (a)	11,599	257,150
National Bank Holdings Corp. Class A	5,370	110,246
Primoris Services Corp.	6,012	107,675
Resource America, Inc. Class A	2,352	15,641
Tiptree Financial Inc. (b)	4,694	30,041

		805,379

Energy — 2.6%
Coal — 0.1%
Cloud Peak Energy, Inc. (a) (b)	9,664	25,416
Hallador Energy Co. (b)	1,683	11,697
Peabody Energy Corp. (b)	43,090	59,464
SunCoke Energy, Inc.	10,121	78,742
Westmoreland Coal Co. (a) (b)	2,779	39,156

		214,475

Energy – Alternate Sources — 0.4%
Clean Energy Fuels Corp. (a) (b)	11,049	49,721
Enphase Energy, Inc. (a) (b)	4,064	15,037
FuelCell Energy, Inc. (a) (b)	36,945	27,147
FutureFuel Corp.	3,794	37,485
Green Plains Renewable Energy, Inc.	5,891	114,639
Headwaters, Inc. (a)	11,445	215,166
Pacific Ethanol, Inc. (a) (b)	4,982	32,333
Pattern Energy Group, Inc. (b)	8,649	165,110
Plug Power, Inc. (a) (b)	26,896	49,220
Renewable Energy Group, Inc. (a)	6,826	56,519
REX American Resources Corp. (a)	900	45,558
Solazyme, Inc. (a) (b)	12,457	32,388
Sunrun, Inc. (a)	2,776	28,787
TerraForm Global, Inc. Class A (a)	6,670	44,422
Vivint Solar, Inc. (a) (b)	3,205	33,588

		947,120

Oil & Gas — 1.5%
Abraxas Petroleum Corp. (a)	15,155	19,398
Adams Resources & Energy, Inc.	315	12,915
Alon USA Energy, Inc.	4,853	87,694
Approach Resources Inc. (a) (b)	5,324	9,956

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Atwood Oceanics, Inc. (b)	10,036	$148,633
Bill Barrett Corp. (a) (b)	7,856	25,925
Bonanza Creek Energy, Inc. (a) (b)	7,712	31,388
Callon Petroleum Co. (a)	10,221	74,511
Carrizo Oil & Gas, Inc. (a)	7,984	243,831
Clayton Williams Energy, Inc. (a) (b)	915	35,511
Contango Oil & Gas Co. (a)	2,774	21,082
Delek US Holdings, Inc.	8,904	246,641
Earthstone Energy, Inc. (a) (b)	248	3,770
Eclipse Resources Corp. (a) (b)	7,655	14,927
Energy XXI Ltd. (b)	15,251	16,014
Erin Energy Corp. (a) (b)	2,052	8,044
Evolution Petroleum Corp.	3,965	22,006
EXCO Resources, Inc. (b)	23,263	17,447
Fairmount Santrol Holdings, Inc. (a) (b)	9,938	26,833
Gastar Exploration, Inc. (a)	11,959	13,753
Halcon Resources Corp. (a) (b)	54,132	28,690
Isramco, Inc. (a)	132	13,113
Jones Energy, Inc. (a) (b)	4,624	22,149
Magnum Hunter Resources Corp. (a) (b)	30,703	10,439
Matador Resources Co. (a)	11,352	235,440
North Atlantic Drilling Ltd. (b)	10,954	8,435
Northern Oil and Gas, Inc. (a) (b)	9,560	42,255
Oasis Petroleum, Inc. (a) (b)	21,596	187,453
Panhandle Oil and Gas, Inc.	2,570	41,531
Par Petroleum Corp. (a)	2,491	51,888
Parker Drilling Co. (a)	18,979	49,915
Parsley Energy, Inc. (a)	14,320	215,802
PDC Energy, Inc. (a)	6,214	329,404
Penn Virginia Corp. (a) (b)	10,557	5,595
Rex Energy Corp. (a) (b)	7,090	14,676
RSP Permian, Inc. (a)	9,204	186,381
Sanchez Energy Corp. (a) (b)	8,190	50,368
SandRidge Energy, Inc. (a) (b)	63,813	17,230
SemGroup Corp. Class A	6,815	294,681
Seventy Seven Energy, Inc. (a) (b)	8,284	11,432
Stone Energy Corp. (a) (b)	8,871	44,000
Synergy Resources Corp. (a)	16,154	158,309
TransAtlantic Petroleum Ltd. (a)	3,805	9,665
Trecora Resources (a)	3,139	38,986
Triangle Petroleum Corp. (a) (b)	6,872	9,758
Ultra Petroleum Corp. (a) (b)	23,773	151,909
Unit Corp. (a)	7,827	88,132
W&T Offshore, Inc. (b)	5,706	17,118
Western Refining, Inc.	11,038	486,997

		3,902,030

Oil & Gas Services — 0.6%
Basic Energy Services, Inc. (a) (b)	6,734	22,222
C&J Energy Services Ltd. (a) (b)	8,752	30,807
CARBO Ceramics, Inc. (b)	3,046	57,844

	Number of Shares	Value
Exterran Holdings, Inc.	10,773	$193,914
Flotek Industries, Inc. (a) (b)	8,295	138,526
Forum Energy Technologies, Inc. (a)	9,212	112,478
Geospace Technologies Corp. (a) (b)	2,056	28,393
Helix Energy Solutions Group, Inc. (a)	16,441	78,752
Hornbeck Offshore Services, Inc. (a) (b)	4,966	67,190
Independence Contract Drilling, Inc. (a)	2,441	12,156
ION Geophysical Corp. (a)	20,793	8,109
Key Energy Services, Inc. (a) (b)	19,611	9,217
Matrix Service Co. (a)	4,146	93,161
Natural Gas Services Group, Inc. (a)	1,979	38,195
Newpark Resources, Inc. (a)	13,065	66,893
Oil States International, Inc. (a)	8,012	209,354
Pioneer Energy Services Corp. (a)	10,241	21,506
SEACOR Holdings, Inc. (a)	2,836	169,621
Tesco Corp.	6,063	43,290
TETRA Technologies, Inc. (a)	12,358	73,036
Thermon Group Holdings, Inc. (a)	4,976	102,257
Tidewater, Inc. (b)	7,298	95,896

		1,672,817

		6,736,442

Financial — 25.0%
Banks — 8.6%
1st Source Corp.	2,533	78,016
Access National Corp. (b)	1,170	23,833
American National Bankshares, Inc.	1,371	32,150
Ameris Bancorp	4,984	143,290
Ames National Corp. (b)	1,460	33,478
Arrow Financial Corp.	1,751	46,762
BancFirst Corp.	1,130	71,303
Banco Latinoamericano de Comercio Exterior SA	4,662	107,925
Bancorp, Inc. (a)	5,219	39,769
BancorpSouth, Inc.	14,978	356,027
Bank Mutual Corp.	7,189	55,212
Bank of Marin Bancorp	923	44,295
Bank of the Ozarks, Inc.	12,099	529,452
Banner Corp.	3,249	155,205
Bar Harbor Bankshares	943	30,167
BBCN Bancorp, Inc.	12,335	185,272
Blue Hills Bancorp, Inc.	4,326	59,915
BNC Bancorp	4,384	97,456
Boston Private Financial Holdings, Inc.	12,878	150,673
Bridge Bancorp, Inc.	2,307	61,620
Bryn Mawr Bank Corp.	2,748	85,380
C1 Financial, Inc. (a)	877	16,707
Camden National Corp.	1,152	46,541
Capital Bank Financial Corp. Class A (a)	3,479	105,170

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Capital City Bank Group, Inc.	1,719	$25,647
Cardinal Financial Corp.	4,978	114,544
Cascade Bancorp (a)	4,927	26,655
Cass Information Systems, Inc.	1,780	87,451
Cathay General Bancorp	12,400	371,504
Centerstate Banks, Inc.	7,029	103,326
Central Pacific Financial Corp.	3,565	74,758
Century Bancorp, Inc. Class A	562	22,907
Chemical Financial Corp.	5,226	169,061
Citizens & Northern Corp.	1,901	37,108
City Holding Co.	2,355	116,102
CNB Financial Corp.	2,236	40,628
CoBiz Financial, Inc.	5,622	73,142
Columbia Banking System, Inc.	8,955	279,486
Community Bank System, Inc.	6,325	235,100
Community Trust Bancorp, Inc.	2,421	85,970
CommunityOne Bancorp (a)	1,814	19,718
ConnectOne Bancorp, Inc.	4,634	89,436
CU Bancorp (a)	2,600	58,396
Customers Bancorp, Inc. (a)	4,145	106,527
CVB Financial Corp.	16,493	275,433
Eagle Bancorp, Inc. (a)	4,642	211,211
Enterprise Bancorp, Inc.	1,218	25,541
Enterprise Financial Services Corp.	3,084	77,624
F.N.B. Corp.	27,105	351,010
Farmers Capital Bank Corp. (a)	1,181	29,348
Fidelity Southern Corp.	2,724	57,585
Financial Institutions, Inc.	2,188	54,219
First BanCorp (a)	18,046	64,244
First Bancorp	3,042	51,714
First Bancorp, Inc.	1,691	32,298
First Busey Corp.	3,733	74,175
First Business Financial Services, Inc.	1,365	32,105
First Citizens BancShares, Inc. Class A	1,196	270,296
First Commonwealth Financial Corp.	13,776	125,224
First Community Bancshares, Inc.	2,598	46,504
First Connecticut Bancorp, Inc.	2,483	40,026
First Financial Bancorp	9,562	182,443
First Financial Bankshares, Inc. (b)	9,956	316,402
First Financial Corp.	1,705	55,157
First Interstate Bancsystem, Inc.	3,034	84,467
First Merchants Corp.	5,851	153,413
First Midwest Bancorp, Inc.	12,083	211,936
First NBC Bank Holding Co. (a)	2,362	82,765
The First of Long Island Corp.	1,894	51,195
FirstMerit Corp.	25,718	454,437
Franklin Financial Network, Inc. (a)	803	17,947
Fulton Financial Corp.	27,434	331,951
German American Bancorp Inc.	2,047	59,916
Glacier Bancorp, Inc.	11,721	309,317
Great Southern Bancorp, Inc.	1,622	70,233
Great Western Bancorp, Inc.	6,408	162,571
Green Bancorp, Inc. (a)	1,500	17,190

	Number of Shares	Value
Guaranty Bancorp	2,306	$37,980
Hampton Roads Bankshares, Inc. (a) (b)	5,195	9,871
Hancock Holding Co.	12,082	326,818
Hanmi Financial Corp.	4,942	124,538
Heartland Financial USA, Inc.	2,762	100,233
Heritage Commerce Corp.	3,768	42,729
Heritage Financial Corp.	4,674	87,965
Heritage Oaks Bancorp	3,717	29,587
Home Bancshares, Inc.	8,865	359,033
Horizon Bancorp	1,768	41,990
IBERIABANK Corp.	5,924	344,836
Independent Bank Corp.	4,056	186,982
Independent Bank Corp.	3,548	52,368
Independent Bank Group, Inc.	1,503	57,760
International Bancshares Corp.	8,411	210,527
Kearny Financial Corp.	14,505	166,372
Lakeland Bancorp, Inc.	5,857	65,071
Lakeland Financial Corp.	2,569	115,990
LegacyTexas Financial Group, Inc.	7,382	225,003
Live Oak Bancshares, Inc.	745	14,632
MainSource Financial Group, Inc.	3,354	68,287
MB Financial, Inc.	11,656	380,452
Mercantile Bank Corp.	2,608	54,194
Merchants Bancshares, Inc.	804	23,638
Metro Bancorp, Inc.	1,837	53,989
MidWestOne Financial Group, Inc.	1,229	35,961
National Bankshares, Inc. (b)	1,090	33,910
National Commerce Corp. (a) (b)	971	23,285
National Penn Bancshares, Inc.	21,731	255,339
NBT Bancorp, Inc.	6,826	183,892
NewBridge Bancorp	5,542	47,273
Northwest Bancshares, Inc.	15,726	204,438
OFG Bancorp (b)	6,912	60,342
Old National Bancorp	18,147	252,788
Old Second Bancorp, Inc. (a)	4,664	29,057
Opus Bank	1,614	61,719
Pacific Continental Corp.	3,025	40,263
Park National Corp. (b)	2,025	182,696
Park Sterling Corp.	6,938	47,178
Peapack Gladstone Financial Corp.	2,394	50,681
Penns Woods Bancorp, Inc.	754	30,854
People’s Utah Bancorp	446	7,274
Peoples Bancorp, Inc.	2,843	59,106
Peoples Financial Services Corp.	1,169	40,833
Pinnacle Financial Partners, Inc.	5,567	275,065
Preferred Bank	1,807	57,101
PrivateBancorp, Inc.	12,199	467,588
Prosperity Bancshares, Inc.	10,871	533,875
QCR Holdings, Inc.	1,812	39,628
Renasant Corp.	6,229	204,623
Republic Bancorp, Inc. Class A	1,550	38,053
S&T Bancorp, Inc.	5,394	175,952
Sandy Spring Bancorp, Inc.	3,823	100,086

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Seacoast Banking Corp. of Florida (a)	3,683	$54,066
ServisFirst Bancshares, Inc.	3,454	143,445
Sierra Bancorp	1,861	29,702
Simmons First National Corp. Class A	4,627	221,772
South State Corp.	3,753	288,493
Southside Bancshares, Inc. (b)	3,925	108,134
Southwest Bancorp, Inc.	2,942	48,278
Square 1 Financial, Inc. Class A (a)	2,615	67,140
State Bank Financial Corp.	5,536	114,485
Stock Yards Bancorp, Inc.	2,289	83,205
Stonegate Bank	1,716	54,586
Suffolk Bancorp	1,814	49,558
Sun Bancorp, Inc. /NJ (a)	1,515	29,073
Talmer Bancorp, Inc.	7,893	131,418
Texas Capital Bancshares, Inc. (a)	7,101	372,234
Tompkins Financial Corp.	2,319	123,742
TowneBank (b)	7,059	133,062
Trico Bancshares	3,520	86,486
Tristate Capital Holdings, Inc. (a)	3,291	41,039
Triumph Bancorp, Inc. (a)	2,312	38,842
Trustco Bank Corp.	14,735	86,052
Trustmark Corp.	10,470	242,590
UMB Financial Corp.	6,111	310,500
Umpqua Holdings Corp.	34,240	558,112
Union Bankshares Corp.	6,995	167,880
United Bankshares, Inc. (b)	10,777	409,418
United Community Banks, Inc.	8,253	168,691
Univest Corp. of Pennsylvania	3,032	58,275
Valley National Bancorp	36,098	355,204
Walker & Dunlop, Inc. (a)	4,103	107,006
Washington Trust Bancorp, Inc.	2,296	88,281
Webster Financial Corp.	14,088	501,955
WesBanco, Inc.	5,963	187,536
West Bancorporation, Inc.	2,483	46,556
Westamerica Bancorp. (b)	3,965	176,205
Western Alliance Bancorp (a)	13,346	409,856
Wilshire Bancorp, Inc.	10,929	114,864
Wintrust Financial Corp.	7,358	393,138
Yadkin Financial Corp.	3,899	83,790

		22,477,355

Diversified Financial — 2.3%
Altisource Asset Management Corp. (a)	133	3,185
Altisource Portfolio Solutions SA (a)	2,047	48,800
Altisource Residential Corp. (b)	8,868	123,443
Ashford, Inc. (a)	158	10,025
BGC Partners, Inc. Class A	28,429	233,686
Calamos Asset Management, Inc. Class A	2,825	26,781
CIFC Corp.	963	6,885
Cohen & Steers, Inc.	3,149	86,440

	Number of Shares	Value
Cowen Group, Inc. Class A (a) (b)	17,268	$78,742
Diamond Hill Investment Group, Inc.	464	86,323
Ellie Mae, Inc. (a)	4,561	303,626
Encore Capital Group, Inc. (a) (b)	4,034	149,258
Enova International, Inc. (a)	4,040	41,289
Evercore Partners, Inc. Class A	5,373	269,940
Federal Agricultural Mortgage Corp. Class C	1,623	42,084
Fifth Street Asset Management, Inc. (b)	855	6,387
Financial Engines, Inc. (b)	8,044	237,057
FNFV Group (a)	12,409	145,434
Gain Capital Holdings, Inc.	5,017	36,524
GAMCO Investors, Inc. Class A	979	53,747
Greenhill & Co., Inc.	4,546	129,425
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	5,039	86,772
Houlihan Lokey, Inc. (a)	1,873	40,831
Impac Mortgage Holdings, Inc. (a) (b)	1,393	22,776
INTL. FCStone, Inc. (a)	2,333	57,602
Investment Technology Group, Inc.	5,309	70,822
Janus Capital Group, Inc. (b)	22,787	309,903
JG Wentworth Co. (a) (b)	2,135	10,526
KCG Holdings, Inc. Class A (a)	5,271	57,823
Ladder Capital Corp.	6,162	88,240
Ladenburg Thalmann Financial Services, Inc. (a) (b)	16,346	34,490
MarketAxess Holdings, Inc.	5,789	537,682
Marlin Business Services Corp.	1,401	21,561
Medley Management, Inc. Class A	1,060	7,017
Moelis & Co.	2,731	71,716
Nationstar Mortgage Holdings, Inc. (a) (b)	6,094	84,524
Nelnet, Inc. Class A	3,679	127,330
NewStar Financial, Inc. (a)	3,766	30,881
Ocwen Financial Corp. (a) (b)	16,661	111,795
OM Asset Management Plc	3,828	59,028
On Deck Capital, Inc. (a) (b)	1,707	16,899
Oppenheimer Holdings, Inc. Class A	1,621	32,436
Outerwall, Inc. (b)	2,862	162,934
PennyMac Financial Services, Inc. Class A (a)	2,072	33,152
Piper Jaffray Cos., Inc. (a)	2,343	84,746
PRA Group, Inc. (a) (b)	7,495	396,635
Pzena Investment Management, Inc. Class A	1,850	16,465
RCS Capital Corp. (a) (b)	7,258	5,879
Regional Management Corp. (a)	1,718	26,629
Stifel Financial Corp. (a)	10,539	443,692
Stonegate Mortgage Corp. (a) (b)	2,146	15,258
Virtu Financial, Inc. Class A	2,950	67,614
Virtus Investment Partners, Inc.	1,062	106,731
WageWorks, Inc. (a)	5,542	249,833
Westwood Holdings Group, Inc.	1,196	65,003

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WisdomTree Investments, Inc. (b)	17,700	$285,501
World Acceptance Corp. (a) (b)	1,117	29,980

		5,989,787

Diversified Financial Services — 0.1%
Blackhawk Network Holdings, Inc. (a)	8,423	357,051
ZAIS Group Holdings, Inc. (a)	366	3,448

		360,499

Insurance — 2.9%
Ambac Financial Group, Inc. (a)	6,979	100,986
American Equity Investment Life Holding Co.	12,633	294,475
AMERISAFE, Inc.	2,941	146,256
Argo Group International Holdings Ltd.	4,331	245,091
Atlas Financial Holdings, Inc. (a)	1,642	30,377
Baldwin & Lyons, Inc. Class B	1,476	32,029
Citizens, Inc. (a) (b)	7,601	56,399
CNO Financial Group, Inc.	30,546	574,570
Crawford & Co. Class B	4,522	25,368
Donegal Group, Inc. Class A	1,256	17,659
eHealth, Inc. (a)	2,777	35,573
EMC Insurance Group, Inc.	1,237	28,711
Employers Holdings, Inc.	4,945	110,224
Enstar Group Ltd. (a)	1,410	211,500
Essent Group Ltd. (a)	8,625	214,331
FBL Financial Group, Inc. Class A	1,490	91,665
Federated National Holding Co.	2,192	52,652
Fidelity & Guaranty Life	1,743	42,773
First American Financial Corp.	16,813	656,884
Global Indemnity PLC (a)	1,297	33,943
Greenlight Capital Re Ltd. Class A (a)	4,480	99,814
Hallmark Financial Services, Inc. (a)	2,259	25,956
HCI Group, Inc.	1,327	51,448
Heritage Insurance Holdings, Inc. (a)	3,828	75,527
Horace Mann Educators Corp.	6,378	211,877
Independence Holding Co.	1,039	13,465
Infinity Property & Casualty Corp.	1,776	143,039
Kansas City Life Insurance Co.	586	27,536
Kemper Corp.	6,745	238,571
Maiden Holdings Ltd.	7,845	108,889
MBIA, Inc. (a)	21,107	128,331
MGIC Investment Corp. (a)	52,707	488,067
National General Holdings Corp.	6,218	119,945
National Interstate Corp.	1,127	30,068
National Western Life Insurance Co. Class A	345	76,832
The Navigators Group, Inc. (a)	1,641	127,965
NMI Holdings, Inc. (a)	7,720	58,672
OneBeacon Insurance Group Ltd. Class A	3,510	49,280
Primerica, Inc.	7,964	358,938
Radian Group, Inc.	29,711	472,702

	Number of Shares	Value
RLI Corp.	6,699	$358,598
Safety Insurance Group, Inc.	2,338	126,603
Selective Insurance Group, Inc.	8,828	274,198
State Auto Financial Corp. Class A	2,323	52,988
State National Cos., Inc.	4,841	45,263
Stewart Information Services Corp.	3,555	145,435
Symetra Financial Corp.	11,648	368,543
Third Point Reinsurance Ltd. (a)	13,084	175,980
Trupanion, Inc. (a) (b)	2,408	18,180
United Fire Group, Inc.	3,137	109,952
United Insurance Holdings Corp.	2,681	35,255
Universal Insurance Holdings, Inc.	4,966	146,696

		7,766,079

Investment Companies — 0.1%
6D Global Technologies, Inc. (a) (b) (c)	2,916	8,486
Arlington Asset Investment Corp. (b)	3,546	49,821
Caesars Acquisition Co. Class A (a) (b)	7,169	50,900
Real Industry, Inc. (a) (b)	3,808	33,586
		142,793
Real Estate — 0.9%
Alexander & Baldwin, Inc.	7,576	260,084
AV Homes, Inc. (a)	1,970	26,634
Consolidated-Tomoka Land Co.	682	33,964
Forestar Real Esate Group, Inc. (a) (b)	5,198	68,354
FRP Holdings, Inc. (a)	1,080	32,551
Geo Group, Inc. The (United States)	11,581	344,419
HFF, Inc.	5,871	198,205
Hilltop Holdings Inc. (a)	11,814	234,035
Kennedy-Wilson Holdings, Inc.	14,395	319,137
Marcus & Millichap, Inc. (a)	2,107	96,901
RE/MAX Holdings, Inc. Class A	1,821	65,520
Terreno Realty Corp.	6,667	130,940
The St. Joe Co. (a) (b)	10,422	199,373
Xenia Hotels & Resorts, Inc. (b)	17,323	302,459
		2,312,576
Real Estate Investment Trusts (REITS) — 8.4%
Acadia Realty Trust	10,685	321,298
AG Mortgage Investment Trust, Inc. (b)	4,384	66,725
Agree Realty Corp.	2,707	80,804
Alexander’s, Inc.	325	121,550
American Assets Trust, Inc.	5,770	235,762
American Capital Mortgage Investment Corp.	7,916	116,682
American Residential Properties, Inc. (b)	4,983	86,056
Anworth Mortgage Asset Corp.	16,193	79,993
Apollo Commercial Real Estate Finance, Inc.	9,047	142,128
Apollo Residential Mortgage, Inc.	4,951	62,680
Ares Commercial Real Estate Corp.	4,177	50,082

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Armada Hoffler Properties, Inc.	3,959	$38,679
ARMOUR Residential REIT, Inc.	6,828	136,833
Ashford Hospitality Prime, Inc.	4,243	59,529
Ashford Hospitality Trust	12,932	78,885
Bluerock Residential Growth REIT, Inc. (b)	2,956	35,413
Campus Crest Communities, Inc.	10,022	53,317
Capstead Mortgage Corp.	14,842	146,787
CareTrust REIT, Inc.	7,463	84,705
Catchmark Timber Trust, Inc. Class A	6,125	62,965
Cedar Realty Trust, Inc.	13,175	81,817
Chambers Street Properties	36,747	238,488
Chatham Lodging Trust	5,938	127,548
Chesapeake Lodging Trust	9,256	241,211
Colony Capital, Inc. Class A	17,328	338,936
CorEnergy Infrastructure Trust, Inc. (b)	9,227	40,783
Coresite Realty Corp.	3,772	194,032
Cousins Properties, Inc.	33,605	309,838
CubeSmart	25,810	702,290
CYS Investments, Inc.	24,512	177,957
DCT Industrial Trust, Inc.	13,790	464,171
DiamondRock Hospitality Co.	31,141	344,108
DuPont Fabros Technology, Inc.	9,799	253,598
Dynex Capital, Inc. (b)	8,481	55,635
Easterly Government Properties, Inc.	2,140	34,133
Eastgroup Properties	5,014	271,659
Education Realty Trust, Inc.	7,502	247,191
EPR Properties	8,885	458,199
Equity One, Inc.	11,408	277,671
FelCor Lodging Trust, Inc.	22,221	157,103
First Industrial Realty Trust, Inc.	17,178	359,879
First Potomac Realty Trust	9,102	100,122
Franklin Street Properties Corp.	13,956	150,027
Getty Realty Corp.	3,930	62,094
Gladstone Commercial Corp.	3,200	45,152
Government Properties Income Trust (b)	10,905	174,480
Gramercy Property Trust, Inc.	8,885	184,541
Great Ajax Corp. (b)	639	7,904
Hatteras Financial Corp.	15,006	227,341
Healthcare Realty Trust, Inc.	15,583	387,238
Hersha Hospitality Trust	7,610	172,443
Highwoods Properties, Inc.	14,615	566,331
Hudson Pacific Properties, Inc.	11,553	332,611
Independence Realty Trust, Inc. (b)	5,024	36,223
InfraREIT, Inc. (a)	3,397	80,441
Inland Real Estate Corp.	13,620	110,322
Invesco Mortgage Capital, Inc.	19,092	233,686
Investors Real Estate Trust	19,009	147,130
iStar, Inc. (a)	13,257	166,773
Kite Realty Group Trust	12,970	308,816
LaSalle Hotel Properties	17,524	497,506
Lexington Realty Trust	31,894	258,341
LTC Properties, Inc.	5,513	235,240

	Number of Shares	Value
Mack-Cali Realty Corp.	13,826	$261,035
Medical Properties Trust, Inc.	36,289	401,356
Monmouth Real Estate Investment Corp. Class A	9,166	89,369
Monogram Residential Trust, Inc.	25,820	240,384
National Health Investors, Inc.	5,828	335,052
National Storage Affiliates Trust	3,535	47,899
New Residential Investment Corp.	35,742	468,220
New Senior Investment Group, Inc.	13,418	140,352
New York Mortgage Trust, Inc. (b)	16,937	92,984
New York REIT, Inc.	25,201	253,522
NexPoint Residential Trust, Inc. (b)	2,934	39,198
One Liberty Properties, Inc.	1,941	41,402
Orchid Island Capital, Inc. (b)	3,598	33,282
Parkway Properties, Inc.	13,138	204,427
Pebblebrook Hotel Trust	11,148	395,197
Pennsylvania Real Estate Investment Trust	10,723	212,637
PennyMac Mortgage Investment Trust	11,565	178,911
Physicians Realty Trust	10,900	164,481
Preferred Apartment Communities, Inc.	3,464	37,688
PS Business Parks, Inc.	3,026	240,204
QTS Realty Trust, Inc.	4,331	189,221
RAIT Financial Trust	14,076	69,817
Ramco-Gershenson Properties Trust	12,284	184,383
Redwood Trust, Inc.	13,069	180,875
Resource Capital Corp. (b)	5,196	58,039
Retail Opportunity Investments Corp.	15,429	255,196
Rexford Industrial Realty, Inc.	8,573	118,222
RLJ Lodging Trust	20,506	518,187
Rouse Properties, Inc.	5,682	88,526
Ryman Hospitality Properties, Inc.	6,745	332,056
Sabra Health Care REIT, Inc.	10,107	234,280
Saul Centers, Inc.	1,514	78,350
Select, Inc. REIT	9,719	184,758
Silver Bay Realty Trust Corp.	5,622	90,008
Sovran Self Storage, Inc.	5,519	520,442
STAG Industrial, Inc.	10,102	183,957
Starwood Waypoint Residential Trust (b)	5,918	141,026
STORE Capital Corp.	5,659	116,915
Strategic Hotels & Resorts, Inc. (a)	42,706	588,916
Summit Hotel Properties, Inc.	13,531	157,907
Sun Communities, Inc.	7,231	489,973
Sunstone Hotel Investors, Inc.	32,374	428,308
UMH Properties, Inc.	3,508	32,624
United Development Funding IV (b)	4,746	83,530
Universal Health Realty Income Trust	1,938	90,970
Urban Edge Properties	13,776	297,424
Urstadt Biddle Properties, Inc. Class A	4,303	80,638
Walter Investment Management Corp. (a) (b)	5,852	95,095

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Washington Real Estate Investment Trust (b)	10,576	$263,660
Western Asset Mortgage Capital Corp. (b)	6,487	81,801
Whitestone REIT	4,168	48,057

		22,082,643

Savings & Loans — 1.7%
Anchor BanCorp Wisconsin, Inc. (a)	1,186	50,512
Astoria Financial Corp.	13,954	224,659
Banc of California, Inc.	5,607	68,798
BankFinancial Corp.	2,869	35,662
BBX Capital Corp. (a) (b)	449	7,229
Bear State Financial, Inc. (a) (b)	1,962	17,462
Beneficial Bancorp, Inc. (a)	12,818	169,967
Berkshire Hills Bancorp, Inc.	4,572	125,913
BofI Holding, Inc. (a)	2,381	306,744
Brookline Bancorp, Inc.	10,856	110,080
BSB Bancorp, Inc. (a)	1,287	27,207
Capitol Federal Financial, Inc.	21,841	264,713
Charter Financial Corp.	2,603	33,006
Clifton Bancorp, Inc.	4,166	57,824
Dime Community Bancshares, Inc.	4,813	81,340
EverBank Financial Corp.	15,025	289,982
First Defiance Financial Corp.	1,431	52,317
Flagstar Bancorp, Inc. (a)	3,190	65,586
Flushing Financial Corp.	4,556	91,211
Fox Chase Bancorp, Inc.	1,835	31,856
Hingham Institution for Savings	212	24,598
HomeStreet, Inc. (a)	3,416	78,910
HomeTrust Bancshares, Inc. (a)	3,125	57,969
Investors Bancorp, Inc.	54,151	668,223
Meridian Bancorp, Inc.	8,502	116,222
Meta Financial Group, Inc.	1,075	44,903
Northfield Bancorp, Inc.	7,255	110,349
OceanFirst Financial Corp.	2,071	35,663
Oritani Financial Corp.	6,817	106,481
Pacific Premier Bancorp, Inc. (a)	3,329	67,645
Provident Financial Services, Inc.	10,178	198,471
Sterling Bancorp	18,592	276,463
Territorial Bancorp, Inc.	1,331	34,659
United Community Financial Corp.	7,634	38,170
United Financial Bancorp, Inc.	7,655	99,898
Washington Federal, Inc.	14,713	334,721
Waterstone Financial, Inc.	4,152	55,969
WSFS Financial Corp.	4,381	126,217

		4,587,599

		65,719,331

Industrial — 11.7%
Aerospace & Defense — 1.2%
AAR Corp.	5,498	104,297
Aerojet Rocketdyne Holdings, Inc. (a)	9,709	157,092

	Number of Shares	Value
Aerovironment, Inc. (a)	3,057	$61,262
Astronics Corp. (a)	2,971	120,118
Cubic Corp.	3,356	140,751
Curtiss-Wright Corp.	7,376	460,410
Ducommun, Inc. (a)	1,718	34,480
Esterline Technologies Corp. (a)	4,583	329,472
HEICO Corp.	2,982	145,760
HEICO Corp. Class A	6,189	281,042
Kaman Corp.	4,218	151,215
KLX, Inc. (a)	8,179	292,317
Kratos Defense & Security Solutions, Inc. (a)	7,118	30,038
M/A-COM Technology Solutions Holdings, Inc. (a)	3,637	105,437
Moog, Inc. Class A (a)	6,008	324,853
Teledyne Technologies, Inc. (a)	5,483	495,115

		3,233,659

Building Materials — 1.1%
AAON, Inc.	6,353	123,121
Apogee Enterprises, Inc.	4,528	202,175
Boise Cascade Co. (a)	6,131	154,624
Builders FirstSource, Inc. (a)	7,862	99,690
Comfort Systems USA, Inc.	5,785	157,699
Continental Building Products, Inc. (a)	4,879	100,215
Drew Industries, Inc.	3,742	204,351
Gibraltar Industries, Inc. (a)	4,801	88,098
Louisiana-Pacific Corp. (a)	22,095	314,633
LSI Industries, Inc.	3,404	28,730
Masonite International Corp. (a)	4,681	283,575
NCI Building Systems, Inc. (a)	4,209	44,489
Nortek, Inc. (a)	1,497	94,775
Patrick Industries, Inc. (a)	1,973	77,914
PGT, Inc. (a)	7,404	90,921
Ply Gem Holdings, Inc. (a)	3,345	39,136
Quanex Building Products Corp.	5,253	95,447
Simpson Manufacturing Co., Inc.	6,534	218,824
Stock Building Supply Holdings, Inc. (a)	2,288	40,292
Summit Materials, Inc. Class A (a)	3,965	74,423
Trex Co., Inc. (a)	4,976	165,850
Universal Forest Products, Inc.	3,121	180,019
US Concrete, Inc. (a)	2,263	108,149

		2,987,150

Electrical Components & Equipment — 0.9%
Advanced Energy Industries, Inc. (a)	6,336	166,637
Belden, Inc.	6,615	308,854
Encore Wire Corp.	3,217	105,099
EnerSys	6,898	369,595
Generac Holdings, Inc. (a) (b)	10,727	322,776
General Cable Corp.	7,581	90,214
Graham Corp.	1,604	28,311
Greatbatch, Inc. (a)	3,957	223,254

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insteel Industries, Inc.	2,854	$45,892
Littelfuse, Inc.	3,501	319,116
Powell Industries, Inc.	1,410	42,441
PowerSecure International Inc. (a)	3,479	40,078
Universal Display Corp. (a)	6,237	211,434
Vicor Corp. (a)	2,616	26,683

		2,300,384

Electronics — 2.2%
Allied Motion Technologies, Inc.	920	16,348
American Science & Engineering, Inc.	1,144	40,681
Analogic Corp.	1,924	157,845
Applied Optoelectronics, Inc. (a) (b)	2,632	49,429
AVX Corp.	7,163	93,764
Badger Meter, Inc.	2,244	130,287
Bel Fuse, Inc. Class B	1,632	31,726
Benchmark Electronics, Inc. (a)	8,114	176,561
Brady Corp. Class A	7,408	145,641
Checkpoint Systems, Inc.	6,495	47,089
Coherent, Inc. (a)	3,694	202,062
Control4 Corp. (a) (b)	3,300	26,928
CTS Corp.	5,130	94,956
Daktronics, Inc.	5,958	51,656
Fabrinet (a)	5,488	100,595
Faro Technologies, Inc. (a)	2,695	94,325
FEI Co.	6,446	470,816
Fluidigm Corp. (a) (b)	4,460	36,171
II-VI, Inc. (a)	8,128	130,698
Imax Corp. (a) (b)	9,366	316,477
Imprivata, Inc. (a)	1,443	25,642
InvenSense, Inc. (a)	12,009	111,564
Itron, Inc. (a)	5,962	190,247
Kimball Electronics, Inc. (a)	4,518	53,900
Knowles Corp. (a) (b)	13,535	249,450
Mesa Laboratories, Inc.	447	49,796
Methode Electronics, Inc.	5,947	189,709
Multi-Fineline Electronix, Inc. (a)	1,467	24,499
Newport Corp. (a)	6,174	84,892
NVE Corp.	757	36,745
OSI Systems, Inc. (a)	3,070	236,267
Park Electrochemical Corp.	3,154	55,479
Plexus Corp. (a)	5,209	200,963
Rofin-Sinar Technologies, Inc. (a)	4,364	113,158
Rogers Corp. (a)	2,887	153,531
Sanmina Corp. (a)	12,815	273,857
Sparton Corp. (a)	1,548	33,127
Stoneridge, Inc. (a)	4,340	53,556
Taser International, Inc. (a) (b)	8,289	182,565
TTM Technologies, Inc. (a)	9,150	57,004
Vishay Intertechnology, Inc.	20,991	203,403
Vishay Precision Group, Inc. (a)	2,028	23,504
Watts Water Technologies, Inc. Class A	4,369	230,771

	Number of Shares	Value
Woodward, Inc.	10,134	$412,454
Zagg, Inc. (a)	4,618	31,356

		5,691,494

Engineering & Construction — 0.6%
Aegion Corp. (a)	5,685	93,689
Argan, Inc.	2,010	69,707
Dycom Industries, Inc. (a)	5,286	382,495
EMCOR Group, Inc.	9,729	430,508
Granite Construction, Inc.	6,101	181,017
McDermott International, Inc. (a) (b)	37,019	159,182
Mistras Group, Inc. (a)	2,612	33,564
MYR Group, Inc. (a)	3,241	84,914
Orion Marine Group, Inc. (a)	4,401	26,318
Tutor Perini Corp. (a)	5,819	95,781
VSE Corp.	665	26,646

		1,583,821

Environmental Controls — 0.4%
Calgon Carbon Corp.	8,170	127,288
Casella Waste Systems, Inc. Class A (a)	6,138	35,600
Ceco Environmental Corp.	4,514	36,970
Darling International, Inc. (a)	25,628	288,059
Fenix Parts, Inc. (a)	2,033	13,580
Heritage-Crystal Clean, Inc. (a)	2,021	20,756
MSA Safety, Inc.	4,544	181,624
Tetra Technologies, Inc.	9,345	227,177
TRC Cos., Inc. (a)	2,685	31,763
US Ecology, Inc.	3,358	146,577

		1,109,394

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	7,388	201,175
Milacron Holdings Corp. (a)	2,280	40,014

		241,189

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	2,937	98,419
Hyster-Yale Materials Handling, Inc.	1,470	85,010

		183,429

Machinery – Diversified — 0.7%
Alamo Group, Inc.	1,499	70,078
Albany International Corp. Class A	4,389	125,569
Altra Industrial Motion Corp.	4,092	94,607
Applied Industrial Technologies, Inc.	6,227	237,560
Briggs & Stratton Corp.	6,910	133,432
Chart Industries, Inc. (a)	4,736	90,979
Columbus McKinnon Corp.	3,111	56,496
DXP Enterprises, Inc. (a)	1,950	53,196
The ExOne Co. (a) (b)	1,543	10,354
Gorman-Rupp Co.	2,952	70,759
Hurco Cos., Inc.	1,035	27,158
iRobot Corp. (a) (b)	4,607	134,248

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kadant, Inc.	1,699	$66,278
Lindsay Corp. (b)	1,831	124,123
NACCO Industries, Inc. Class A	647	30,765
Power Solutions International, Inc. (a) (b)	750	17,032
Proto Labs, Inc. (a)	3,612	242,004
Tennant Co.	2,853	160,282
Twin Disc, Inc.	1,231	15,277

		1,760,197

Manufacturing — 1.3%
Actuant Corp. Class A	9,238	169,887
American Railcar Industries, Inc. (b)	1,466	53,011
AZZ, Inc.	3,997	194,614
Barnes Group, Inc.	8,501	306,461
Blount International, Inc. (a)	7,536	41,976
The Brink’s Co.	7,543	203,736
Chase Corp.	1,071	42,187
CLARCOR, Inc.	7,789	371,379
Core Molding Technologies, Inc. (a)	1,233	22,749
EnPro Industries, Inc.	3,540	138,662
ESCO Technologies, Inc.	4,041	145,072
Federal Signal Corp.	9,693	132,891
FreightCar America, Inc.	1,912	32,810
GP Strategies Corp. (a)	2,021	46,119
Griffon Corp.	5,304	83,644
Handy & Harman Ltd. (a)	386	9,256
Harsco Corp.	12,421	112,658
John Bean Technologies Corp.	4,532	173,349
Koppers Holdings, Inc.	3,183	64,201
LSB Industries, Inc. (a)	3,059	46,864
Lydall, Inc. (a)	2,637	75,128
Matthews International Corp. Class A	5,112	250,335
Myers Industries, Inc.	3,780	50,652
NL Industries, Inc. (a)	1,343	4,016
Park-Ohio Holdings Corp.	1,360	39,250
Raven Industries, Inc. (b)	5,860	99,327
Smith & Wesson Holding Corp. (a)	8,337	140,645
Standex International Corp.	1,980	149,193
Sturm, Ruger & Co., Inc. (b)	2,899	170,142
Tredegar Corp.	3,884	50,803
Trimas Corp. (a)	7,023	114,826
Trinseo SA (a) (b)	1,778	44,894

		3,580,737

Metal Fabricate & Hardware — 0.8%
Advanced Drainage Systems, Inc. (b)	5,218	150,957
Circor International, Inc.	2,657	106,599
Commercial Metals Co.	17,969	243,480
Global Brass & Copper Holdings, Inc.	3,327	68,237
Haynes International, Inc.	1,933	73,145
L.B. Foster Co. Class A	1,662	20,409
Lawson Products, Inc. (a)	938	20,308
Mueller Industries, Inc.	8,837	261,398

	Number of Shares	Value
Mueller Water Products, Inc. Class A	24,950	$191,117
NN, Inc.	4,162	76,997
Northwest Pipe Co. (a)	1,548	20,217
Omega Flex, Inc.	426	14,228
RBC Bearings, Inc. (a)	3,629	216,760
Rexnord Corp. (a)	15,797	268,233
Sun Hydraulics Corp.	3,523	96,777
TimkenSteel Corp. (b)	6,196	62,704
Worthington Industries, Inc.	7,455	197,408

		2,088,974

Packaging & Containers — 0.3%
AEP Industries, Inc. (a)	617	35,373
Berry Plastics Group, Inc. (a)	18,521	556,926
Greif, Inc. Class A	4,777	152,434

		744,733

Transportation — 1.8%
Air Transport Services Group, Inc. (a)	8,166	69,819
ArcBest Corp.	4,029	103,827
Ardmore Shipping Corp.	2,807	33,909
Atlas Air Worldwide Holdings, Inc. (a)	3,877	133,989
Bristow Group, Inc.	5,408	141,473
CAI International, Inc. (a)	2,713	27,347
Celadon Group, Inc.	4,235	67,845
Con-way, Inc.	8,938	424,108
Covenant Transportation Group, Inc. Class A (a)	1,817	32,651
DHT Holdings, Inc.	14,413	106,944
Dorian LPG Ltd. (a)	3,893	40,137
Eagle Bulk Shipping, Inc. (a)	3,545	21,022
Echo Global Logistics, Inc. (a)	4,593	90,023
Era Group, Inc. (a)	3,198	47,874
Forward Air Corp.	4,798	199,069
Frontline Ltd. (a) (b)	16,774	45,122
GasLog Ltd. (b)	6,470	62,241
Gener8 Maritime, Inc. (a)	2,619	28,678
Golden Ocean Group Ltd. (b)	10,568	25,997
GulfMark Offshore, Inc. Class A (b)	4,032	24,636
Heartland Express, Inc.	7,811	155,751
Hub Group, Inc. Class A (a)	5,594	203,678
Knight Transportation, Inc.	9,699	232,776
Marten Transport Ltd.	3,706	59,926
Matson, Inc.	6,739	259,384
Navios Maritime Acq Corp. (b)	12,740	44,845
Navios Maritime Holdings, Inc. (b)	12,753	31,755
Nordic American Offshore Ltd. (a) (b)	2,790	16,740
Nordic American Tanker Shipping Ltd. (b)	13,841	210,383
PAM Transportation Services, Inc. (a)	495	16,360
PHI, Inc. (a)	1,951	36,835
Radiant Logistics, Inc. (a)	4,982	22,220
Roadrunner Transportation Systems, Inc. (a)	4,361	80,242

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Safe Bulkers, Inc.	5,612	$15,489
Saia, Inc. (a)	3,890	120,396
Scorpio Bulkers, Inc. (a)	52,101	76,067
Scorpio Tankers, Inc.	27,762	254,578
Ship Finance International Ltd. (b)	9,212	149,695
Swift Transportation Co. (a)	13,661	205,188
Teekay Tankers Ltd. Class A	14,756	101,816
Ultrapetrol Bahamas Ltd. (a) (b)	1,663	682
Universal Truckload Services, Inc.	1,232	19,182
USA Truck, Inc. (a)	1,537	26,483
UTI Worldwide, Inc. (a)	14,308	65,674
Werner Enterprises, Inc.	6,876	172,588
XPO Logistics, Inc. (a) (b)	11,093	264,346
YRC Worldwide, Inc. (a)	5,080	67,361

		4,637,151

Trucking & Leasing — 0.2%
Aircastle Ltd.	9,680	199,505
TAL International Group, Inc.	5,156	70,483
Textainer Group Holdings Ltd. (b)	3,431	56,577
The Greenbrier Cos., Inc. (b)	4,094	131,458

		458,023

		30,600,335

Technology — 10.5%
Computers — 2.9%
A10 Networks, Inc. (a)	5,305	31,777
Agilysys, Inc. (a)	2,435	27,077
CACI International, Inc. Class A (a)	3,754	277,683
Carbonite, Inc. (a)	2,846	31,676
Ciber, Inc. (a)	12,238	38,917
Cray, Inc. (a)	6,331	125,417
Datalink Corp. (a)	3,032	18,101
Diebold, Inc.	10,061	299,516
Digimarc Corp. (a) (b)	1,185	36,202
Dot Hill Systems Corp. (a)	9,491	92,347
Electronics for Imaging, Inc. (a)	7,273	314,775
Engility Holdings, Inc.	2,781	71,694
FleetMatics Group PLC (a) (b)	5,928	291,006
Furmanite Corp. (a)	5,863	35,647
Imation Corp. (a) (b)	5,178	11,029
Immersion Corp. (a)	4,342	48,761
j2 Global, Inc.	7,477	529,746
The KEYW Holding Corp. (a) (b)	5,192	31,931
LivePerson, Inc. (a)	8,845	66,868
LogMeIn, Inc. (a)	3,819	260,303
Luxoft Holding, Inc. (a)	2,846	180,123
Manhattan Associates, Inc. (a)	11,445	713,024
MAXIMUS, Inc.	10,221	608,763
Mentor Graphics Corp.	15,508	381,962
Mercury Computer Systems, Inc. (a)	5,297	84,275
MTS Systems Corp.	2,310	138,854
NetScout Systems, Inc. (a)	14,273	504,836
Nimble Storage, Inc. (a) (b)	7,857	189,511

	Number of Shares	Value
Quantum Corp. (a)	31,745	$22,136
RealD, Inc. (a)	6,249	60,053
Science Applications International Corp.	7,144	287,260
Silicon Graphics International Corp. (a)	5,583	21,941
Silver Spring Networks, Inc. (a) (b)	5,651	72,785
Stratasys Ltd. (a) (b)	7,898	209,218
Super Micro Computer, Inc. (a)	5,717	155,845
Sykes Enterprises, Inc. (a)	6,047	154,199
Synaptics, Inc. (a)	5,712	471,012
Syntel, Inc. (a)	4,869	220,614
Unisys Corp. (a)	7,742	92,130
Varonis Systems, Inc. (a) (b)	1,433	22,326
Violin Memory, Inc. (a) (b)	14,515	20,031
Virtusa Corp. (a)	4,598	235,923

		7,487,294

Office Equipment/Supplies — 0.0%
Arc Document Solutions, Inc. (a)	6,327	37,646
Eastman Kodak Co. (a) (b)	2,720	42,486

		80,132

Semiconductors — 2.8%
Advanced Micro Devices, Inc. (a) (b)	98,653	169,683
Alpha & Omega Semiconductor Ltd. (a)	3,230	25,162
Ambarella, Inc. (a) (b)	4,859	280,802
Amkor Technology, Inc. (a)	15,328	68,823
Applied Micro Circuits Corp. (a)	12,550	66,640
Axcelis Technologies, Inc. (a)	17,578	46,933
Brooks Automation, Inc.	10,457	122,451
Cabot Microelectronics Corp. (a)	3,831	148,413
Cascade Microtech, Inc. (a)	2,132	30,146
Cavium, Inc. (a)	8,578	526,432
Ceva, Inc. (a)	3,191	59,257
Cirrus Logic, Inc. (a)	9,833	309,838
Cohu, Inc.	4,026	39,696
Diodes, Inc. (a)	5,810	124,160
DSP Group, Inc. (a)	3,522	32,085
EMCORE Corp. (a)	3,166	21,529
Entegris, Inc. (a)	21,748	286,856
Exar Corp. (a)	6,126	36,450
Fairchild Semiconductor International, Inc. (a)	18,052	253,450
Formfactor, Inc. (a)	8,919	60,471
GSI Group, Inc. (a)	5,329	67,838
Inphi Corp. (a)	5,938	142,749
Integrated Device Technology, Inc. (a)	23,006	467,022
Integrated Silicon Solution, Inc.	4,918	105,688
Intersil Corp. Class A	20,425	238,972
IXYS Corp.	3,838	42,832
Kopin Corp. (a)	10,427	32,741
Lattice Semiconductor Corp. (a)	18,088	69,639

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mattson Technology, Inc. (a)	11,713	$27,291
MaxLinear, Inc. Class A (a)	8,015	99,707
Microsemi Corp. (a)	14,760	484,423
MKS Instruments, Inc.	8,274	277,427
Monolithic Power Systems, Inc.	6,128	313,754
Nanometrics, Inc. (a)	3,712	45,064
OmniVision Technologies, Inc. (a)	9,006	236,497
Pericom Semiconductor Corp.	3,466	63,254
Photronics, Inc. (a)	10,286	93,191
PMC-Sierra, Inc. (a)	27,040	183,061
Power Integrations, Inc.	4,557	192,169
QLogic Corp. (a)	13,530	138,682
Rambus, Inc. (a)	17,907	211,303
Rovi Corp. (a)	13,711	143,828
Rudolph Technologies, Inc. (a)	4,946	61,578
Semtech Corp. (a)	10,286	155,319
Sigma Designs, Inc. (a)	5,484	37,785
Silicon Laboratories, Inc. (a)	6,622	275,078
Tessera Technologies, Inc.	8,158	264,401
Ultra Clean Holdings, Inc. (a)	4,974	28,551
Ultratech, Inc. (a)	4,271	68,421
Veeco Instruments, Inc. (a)	6,257	128,331
Xcerra Corp. (a)	8,443	53,022

		7,458,895

Software — 4.8%
2U, Inc. (a)	3,715	133,368
ACI Worldwide, Inc. (a)	18,108	382,441
Actua Corp. (a)	6,292	73,994
Acxiom Corp. (a)	12,127	239,630
Amber Road, Inc. (a) (b)	2,602	10,980
American Software, Inc. Class A	3,890	36,644
Apigee Corp. (a) (b)	862	9,094
Appfolio, Inc. Class A (a)	873	14,710
Aspen Technology, Inc. (a)	13,243	502,042
AVG Technologies NV (a)	6,351	138,134
Avid Technology, Inc. (a) (b)	5,006	39,848
Benefitfocus, Inc. (a) (b)	1,222	38,187
Blackbaud, Inc.	7,271	408,049
Bottomline Technologies, Inc. (a)	6,341	158,588
BroadSoft, Inc. (a)	4,518	135,359
Callidus Software, Inc. (a)	8,569	145,587
Castlight Health, Inc. (a) (b)	5,340	22,428
Code Rebel Corp. (a) (b)	103	733
CommVault Systems, Inc. (a)	7,014	238,195
Computer Programs & Systems, Inc. (b)	1,751	73,770
Cornerstone OnDemand, Inc. (a)	8,364	276,012
CSG Systems International, Inc.	5,079	156,433
Cvent, Inc. (a)	3,625	122,017
Demandware, Inc. (a)	5,178	267,599
Digi International, Inc. (a)	3,863	45,545
Digital Turbine, Inc. (a) (b)	7,175	12,987

	Number of Shares	Value
Ebix, Inc. (b)	4,156	$103,734
Envestnet, Inc. (a)	5,473	164,026
EPAM Systems, Inc. (a)	7,586	565,309
EPIQ Systems, Inc.	5,012	64,755
Everyday Health, Inc. (a)	3,372	30,820
Evolent Health, Inc. Class A (a)	2,051	32,734
Fair Isaac Corp.	4,816	406,952
Five9, Inc. (a)	3,493	12,924
Globant SA (a) (b)	2,369	72,468
Glu Mobile, Inc. (a) (b)	18,656	81,527
Guidance Software, Inc. (a) (b)	3,075	18,512
Guidewire Software, Inc. (a)	10,882	572,176
Hortonworks, Inc. (a)	1,195	26,159
HubSpot, Inc. (a)	2,917	135,261
Imperva, Inc. (a)	4,116	269,516
inContact, Inc. (a) (b)	9,532	71,585
Infoblox, Inc. (a)	8,785	140,384
InnerWorkings, Inc. (a)	5,760	36,000
Interactive Intelligence Group, Inc. (a)	2,683	79,712
Jive Software, Inc. (a)	7,298	34,082
ManTech International Corp. Class A	3,755	96,503
MedAssets, Inc. (a)	9,358	187,721
Medidata Solutions, Inc. (a)	8,573	361,009
MicroStrategy, Inc. Class A (a)	1,440	282,917
MINDBODY, Inc. Class A (a)	1,109	17,334
MobileIron, Inc. (a) (b)	6,255	19,390
Model N, Inc. (a)	3,280	32,833
Monotype Imaging Holdings, Inc.	6,208	135,459
New Relic, Inc. (a) (b)	904	34,451
Omnicell, Inc. (a)	5,617	174,689
Park City Group, Inc. (a) (b)	1,568	16,574
Paycom Software, Inc. (a)	4,894	175,744
PDF Solutions, Inc. (a)	4,183	41,830
Pegasystems, Inc.	5,545	136,462
Press Ganey Holdings, Inc. (a)	1,584	46,871
Progress Software Corp. (a)	7,846	202,662
Proofpoint, Inc. (a)	6,113	368,736
PROS Holdings, Inc. (a)	3,703	81,984
QAD, Inc.	1,584	40,550
QLIK Technologies, Inc. (a)	14,166	516,351
Quality Systems, Inc.	7,742	96,620
Qualys, Inc. (a)	3,853	109,656
RealPage, Inc. (a)	8,182	135,985
Rocket Fuel, Inc. (a) (b)	4,234	19,773
Sapiens International Corp. NV	3,700	42,624
SciQuest, Inc. (a)	4,270	42,700
Seachange International, Inc. (a)	5,240	33,012
Synchronoss Technologies, Inc. (a)	6,013	197,226
SYNNEX Corp.	4,459	379,283
Take-Two Interactive Software, Inc. (a)	13,121	376,966
Tangoe, Inc./CT (a)	6,035	43,452
TiVo, Inc. (a)	15,016	130,039
Tyler Technologies, Inc. (a)	5,222	779,697

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Verint Systems, Inc. (a)	9,518	$410,702
Workiva, Inc. (a)	1,078	16,375
Xactly Corp. (a)	1,197	9,337
Xura, Inc. (a)	3,517	78,710

		12,473,237

		27,499,558

Utilities — 3.6%
Electric — 2.0%
Abengoa Yield plc (b)	7,609	125,929
Allete, Inc.	7,563	381,856
Ameresco, Inc. Class A (a)	2,958	17,393
Atlantic Power Corp.	18,947	35,241
Avista Corp.	9,671	321,561
Black Hills Corp.	6,954	287,478
Cleco Corp.	9,382	499,498
Dynegy, Inc. (a)	19,880	410,920
El Paso Electric Co.	6,264	230,640
The Empire District Electric Co.	6,750	148,702
EnerNOC, Inc. (a)	4,211	33,267
Genie Energy Ltd. Class B (b)	1,846	15,192
IDACORP, Inc.	7,815	505,709
MGE Energy, Inc.	5,373	221,314
NorthWestern Corp.	7,301	393,013
NRG Yield, Inc.	5,349	59,641
NRG Yield, Inc. Class C (b)	9,735	113,023
Ormat Technologies, Inc. (b)	5,772	196,421
Otter Tail Corp.	5,813	151,487
Portland General Electric Co.	13,773	509,188
Spark Energy, Inc. Class A	534	8,838
Talen Energy Corp. (a)	12,947	130,765
UIL Holdings Corp.	8,782	441,471
Unitil Corp.	2,145	79,108

		5,317,655

Gas — 1.3%
Chesapeake Utilities Corp.	2,360	125,269
The Laclede Group, Inc.	6,721	366,496
New Jersey Resources Corp.	13,279	398,768
Northwest Natural Gas Co.	4,234	194,087
ONE Gas, Inc.	8,154	369,621
Piedmont Natural Gas Co., Inc.	12,227	489,936
PNM Resources, Inc.	12,354	346,530
South Jersey Industries, Inc.	10,617	268,079
Southwest Gas Corp.	7,266	423,753
WGL Holdings, Inc.	7,715	444,924

		3,427,463

Water — 0.3%
American States Water Co.	5,854	242,356
Artesian Resources Corp. Class A	1,247	30,102
California Water Service Group	7,422	164,175
Connecticut Water Service, Inc.	1,715	62,632
Consolidated Water Co., Inc. (b)	2,335	27,086

	Number of Shares	Value
Middlesex Water Co.	2,480	$59,123
Pico Holdings, Inc. (a)	3,563	34,490
SJW Corp.	2,451	75,368
The York Water Co.	1,989	41,809

		737,141

		9,482,259

TOTAL COMMON STOCK (Cost $269,877,089)		256,287,525

TOTAL EQUITIES (Cost $269,877,089)		256,287,525

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Magnum Hunter Resources Corp., Expires 4/15/16, Strike 8.50 (a) (b) (c)	1,428	-

TOTAL WARRANTS (Cost $0)		-

MUTUAL FUNDS — 11.9%
Diversified Financial — 11.9%
State Street Navigator Securities Lending Prime Portfolio (d)	31,213,880	31,213,880

TOTAL MUTUAL FUNDS (Cost $31,213,880)		31,213,880

TOTAL LONG-TERM INVESTMENTS (Cost $301,090,969)		287,501,405

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (e)	$6,073,072	6,073,072

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	411	411

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (f) 0.000% 10/08/15	440,000	439,996
U.S. Treasury Bill (f) 0.000% 12/03/15	85,000	84,997

		524,993

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $6,598,476)	$6,598,476

TOTAL INVESTMENTS — 112.1% (Cost $307,689,445) (g)	294,099,881

Other Assets/(Liabilities) — (12.1)%	(31,814,107)

NET ASSETS — 100.0%	$262,285,774

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $30,086,210 or 11.47% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $8,486 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $6,073,074. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $6,196,675.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 93.7%

COMMON STOCK — 93.3%
Basic Materials — 3.3%
Chemicals — 2.6%
Ashland, Inc.	94,000	$9,458,280
Celanese Corp. Series A	166,000	9,822,220
CF Industries Holdings, Inc.	63,684	2,859,412
Cytec Industries, Inc.	204,864	15,129,206
RPM International, Inc.	358,000	14,996,620
The Sherwin-Williams Co.	37,427	8,337,987

		60,603,725

Mining — 0.7%
Franco-Nevada Corp. (a)	301,000	13,264,751
Franco-Nevada Corp.	97,000	4,269,940

		17,534,691

		78,138,416

Communications — 5.8%
Internet — 3.7%
Akamai Technologies, Inc. (b)	286,852	19,809,999
Cogent Communications Group, Inc.	122,026	3,314,226
Coupons.com, Inc. (a) (b)	242,600	2,183,400
Dropbox, Inc. (c)	32,717	436,118
Expedia, Inc.	60,266	7,092,103
GrubHub, Inc. (a) (b)	113,000	2,750,420
LinkedIn Corp. Class A (b)	20,000	3,802,600
Rackspace Hosting, Inc. (b)	180,500	4,454,740
TripAdvisor, Inc. (b)	118,000	7,436,360
VeriSign, Inc. (a) (b)	397,000	28,012,320
Zillow Group, Inc. Class A (a) (b)	118,000	3,390,140
Zillow Group, Inc. Class C (a) (b)	239,000	6,453,000

		89,135,426

Media — 0.4%
FactSet Research Systems, Inc.	63,000	10,068,030

Telecommunications — 1.7%
DigitalGlobe, Inc. (b)	440,000	8,368,800
Palo Alto Networks, Inc. (b)	28,000	4,816,000
T-Mobile US, Inc. (b)	635,000	25,279,350
Viavi Solutions, Inc. (b)	320,000	1,718,400

		40,182,550

		139,386,006

Consumer, Cyclical — 18.3%
Airlines — 0.5%
American Airlines Group, Inc.	205,866	7,993,777
Spirit Airlines, Inc. (b)	100,098	4,734,635

		12,728,412

Apparel — 1.1%
Carter’s, Inc.	48,246	4,373,017

	Number of Shares	Value
Hanesbrands, Inc.	635,000	$18,376,900
Wolverine World Wide, Inc.	159,000	3,440,760

		26,190,677

Auto Manufacturers — 0.2%
Tesla Motors, Inc. (a) (b)	16,000	3,974,400

Automotive & Parts — 0.8%
BorgWarner, Inc.	316,000	13,142,440
WABCO Holdings, Inc. (b)	61,000	6,394,630

		19,537,070

Distribution & Wholesale — 0.6%
Fastenal Co. (a)	83,000	3,038,630
HD Supply Holdings, Inc. (b)	167,987	4,807,788
LKQ Corp. (b)	259,066	7,347,112

		15,193,530

Home Furnishing — 0.6%
Harman International Industries, Inc.	147,541	14,162,461

Leisure Time — 2.6%
Brunswick Corp.	143,124	6,854,208
Harley-Davidson, Inc.	156,000	8,564,400
Norwegian Cruise Line Holdings Ltd. (b)	602,000	34,494,600
Royal Caribbean Cruises Ltd.	139,000	12,383,510

		62,296,718

Lodging — 1.5%
Choice Hotels International, Inc.	241,000	11,483,650
Marriott International, Inc. Class A	199,000	13,571,800
MGM Resorts International (b)	526,536	9,714,589

		34,770,039

Retail — 10.1%
Advance Auto Parts, Inc.	31,694	6,006,964
AutoZone, Inc. (b)	41,000	29,677,030
CarMax, Inc. (b)	575,000	34,109,000
Chipotle Mexican Grill, Inc. (b)	13,763	9,912,801
Copart, Inc. (b)	152,694	5,023,633
Dollar General Corp.	433,620	31,411,433
Dollar Tree, Inc. (b)	107,910	7,193,280
DSW, Inc. Class A	195,592	4,950,433
Dunkin’ Brands Group, Inc.	56,360	2,761,640
GNC Holdings, Inc. Class A	136,250	5,507,225
L Brands, Inc.	228,900	20,630,757
Lululemon Athletica, Inc. (a) (b)	62,243	3,152,608
The Michaels Cos., Inc. (b)	457,000	10,556,700
O’Reilly Automotive, Inc. (b)	149,598	37,399,500
PVH Corp.	99,000	10,092,060
Rite Aid Corp. (b)	2,183,000	13,250,810
Ross Stores, Inc.	186,210	9,025,599

		240,661,473

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textiles — 0.3%
Cintas Corp.	76,879	$6,592,374

		436,107,154

Consumer, Non-cyclical — 25.5%
Beverages — 0.4%
Brown-Forman Corp. Class B	61,942	6,002,180
Monster Beverage Corp. (b)	28,561	3,859,733

		9,861,913

Biotechnology — 2.9%
Alkermes PLC (b)	463,412	27,188,382
Illumina, Inc. (b)	62,488	10,986,640
Incyte Corp. (b)	198,448	21,894,768
Vertex Pharmaceuticals, Inc. (b)	79,000	8,227,060

		68,296,850

Commercial Services — 9.7%
Alliance Data Systems Corp. (b)	38,368	9,936,545
Aramark	436,000	12,923,040
Bright Horizons Family Solutions, Inc. (b)	79,927	5,134,510
CEB, Inc.	57,626	3,938,161
CoreLogic, Inc. (b)	386,800	14,400,564
Equifax, Inc.	304,508	29,592,087
Euronet Worldwide, Inc. (b)	123,034	9,115,589
Gartner, Inc. (b)	200,937	16,864,642
Global Payments, Inc.	343,385	39,396,561
KAR Auction Services, Inc.	113,265	4,020,908
Manpower, Inc.	139,000	11,382,710
PAREXEL International Corp. (b)	115,281	7,138,200
Towers Watson & Co. Class A	119,000	13,968,220
TransUnion (b)	119,000	2,989,280
Vantiv, Inc. Class A (b)	647,409	29,081,612
Verisk Analytics, Inc. Class A (b)	278,000	20,546,980
Wework Cos., Inc. Class A (c)	47,262	1,554,427

		231,984,036

Foods — 2.0%
Blue Buffalo Pet Products, Inc. (b)	45,000	805,950
Sprouts Farmers Market, Inc. (b)	396,000	8,355,600
The Hain Celestial Group, Inc. (b)	59,187	3,054,049
TreeHouse Foods, Inc. (b)	100,000	7,779,000
United Natural Foods, Inc. (b)	108,392	5,258,096
WhiteWave Foods Co. (b)	357,000	14,333,550
Whole Foods Market, Inc.	238,000	7,532,700

		47,118,945

Health Care – Products — 5.1%
Bruker Corp. (b)	746,000	12,256,780
The Cooper Cos., Inc.	188,465	28,054,900
Dexcom, Inc. (b)	36,427	3,127,622
Henry Schein, Inc. (b)	159,000	21,102,480
Hologic, Inc. (b)	324,400	12,693,772

	Number of Shares	Value
IDEXX Laboratories, Inc. (b)	198,000	$14,701,500
Intuitive Surgical, Inc. (b)	53,000	24,357,740
West Pharmaceutical Services, Inc.	121,500	6,575,580

		122,870,374

Health Care – Services — 3.2%
Catalent, Inc. (b)	517,000	12,563,100
Envision Healthcare Holdings, Inc. (b)	270,000	9,933,300
HealthSouth Corp.	132,866	5,098,068
Humana, Inc.	23,527	4,211,333
MEDNAX, Inc. (b)	296,550	22,772,075
Molina Healthcare, Inc. (b)	63,964	4,403,921
Universal Health Services, Inc. Class B	141,449	17,654,250

		76,636,047

Pharmaceuticals — 2.2%
Alnylam Pharmaceuticals, Inc. (b)	60,584	4,868,530
Baxalta, Inc.	408,000	12,856,080
BioMarin Pharmaceutical, Inc. (b)	26,103	2,749,168
DENTSPLY International, Inc.	397,000	20,076,290
Mallinckrodt PLC (b)	41,000	2,621,540
Mead Johnson Nutrition Co.	30,707	2,161,773
Medivation, Inc. (b)	32,767	1,392,598
Perrigo Co. PLC	33,233	5,226,554

		51,952,533

		608,720,698

Energy — 2.2%
Oil & Gas — 2.2%
Carrizo Oil & Gas, Inc. (b)	118,297	3,612,790
Cimarex Energy Co.	80,000	8,198,400
Concho Resources, Inc. (b)	120,000	11,796,000
Continental Resources, Inc. (b)	70,819	2,051,627
EQT Corp.	218,000	14,119,860
InterOil Corp. (a) (b)	33,969	1,145,095
Pioneer Natural Resources Co.	40,000	4,865,600
Range Resources Corp. (a)	201,000	6,456,120

		52,245,492

Financial — 9.4%
Banks — 0.3%
Signature Bank (b)	59,989	8,252,087

Diversified Financial — 5.2%
CBOE Holdings, Inc.	321,000	21,532,680
E*TRADE Financial Corp. (b)	505,155	13,300,731
FNF Group	796,000	28,234,120
Intercontinental Exchange, Inc.	87,000	20,444,130
LPL Financial Holdings, Inc. (a)	283,000	11,254,910
Raymond James Financial, Inc.	148,984	7,394,076
TD Ameritrade Holding Corp.	564,000	17,957,760
WisdomTree Investments, Inc. (a)	184,664	2,978,630

		123,097,037

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 3.2%
Allied World Assurance Co. Holdings Ltd.	105,734	$4,035,867
Aon PLC	87,891	7,788,021
HCC Insurance Holdings, Inc.	316,000	24,480,520
The Progressive Corp.	619,000	18,966,160
Willis Group Holdings PLC	518,100	21,226,557

		76,497,125

Real Estate — 0.7%
Jones Lang LaSalle, Inc.	119,000	17,108,630

		224,954,879

Industrial — 15.5%
Building Materials — 0.6%
Martin Marietta Materials, Inc.	99,000	15,043,050

Electrical Components & Equipment — 1.6%
Acuity Brands, Inc.	72,000	12,641,760
AMETEK, Inc.	361,000	18,887,520
Mobileye NV (a) (b)	149,000	6,776,520

		38,305,800

Electronics — 4.3%
Agilent Technologies, Inc.	555,000	19,053,150
Allegion PLC	299,000	17,240,340
Amphenol Corp. Class A	96,161	4,900,365
FEI Co.	166,000	12,124,640
Imax Corp. (a) (b)	95,355	3,222,045
Keysight Technologies, Inc. (b)	595,000	18,349,800
Mettler-Toledo International, Inc. (b)	18,000	5,125,320
Sensata Technologies Holding NV (b)	474,000	21,017,160
Trimble Navigation Ltd. (b)	118,000	1,937,560

		102,970,380

Environmental Controls — 0.7%
Waste Connections, Inc.	318,000	15,448,440

Machinery – Diversified — 3.4%
Cognex Corp.	120,000	4,124,400
IDEX Corp.	333,000	23,742,900
Nordson Corp.	60,000	3,776,400
Roper Technologies, Inc.	196,145	30,735,922
Wabtec Corp.	112,585	9,913,109
Xylem, Inc.	297,000	9,756,450

		82,049,181

Manufacturing — 2.7%
Colfax Corp. (b)	286,000	8,554,260
Teleflex, Inc.	199,000	24,717,790
Textron, Inc.	794,000	29,886,160

		63,158,210

Metal Fabricate & Hardware — 0.2%
Rexnord Corp. (b)	260,700	4,426,686

	Number of Shares	Value
Packaging & Containers — 0.6%
Ball Corp.	239,000	$14,865,800

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	226,904	16,200,946
Kansas City Southern	163,000	14,813,440
Kirby Corp. (b)	34,089	2,111,813

		33,126,199

		369,393,746

Technology — 13.2%
Computers — 2.2%
Cadence Design Systems, Inc. (b)	177,618	3,673,140
Fortinet, Inc. (b)	222,752	9,462,505
IHS, Inc. Class A (b)	278,000	32,248,000
Jack Henry & Associates, Inc.	68,829	4,791,187
Lumentum Holdings, Inc. (b)	127,000	2,152,650

		52,327,482

Semiconductors — 3.0%
Altera Corp.	277,000	13,872,160
Analog Devices, Inc.	114,570	6,462,894
Atmel Corp.	1,348,000	10,878,360
Lam Research Corp.	68,128	4,450,802
Microchip Technology, Inc. (a)	416,000	17,925,440
NXP Semiconductor NV (b)	50,580	4,404,001
Qorvo, Inc. (b)	62,171	2,800,803
Xilinx, Inc.	220,000	9,328,000

		70,122,460

Software — 8.0%
Activision Blizzard, Inc.	303,627	9,379,038
Atlassian Corp. Depository Receipt (c)	58,176	1,105,344
Atlassian Corp. PLC A Depository Receipt (c)	20,905	397,195
Atlassian Corp. PLC Series 1 Depository Receipt (c)	44,531	846,089
Atlassian Series 1 Restricted Depository Receipt (c)	21,728	412,832
Atlassian Series A Preference Depository Receipt (c)	43,021	817,399
CDK Global, Inc.	98,789	4,720,138
Cerner Corp. (b)	50,892	3,051,484
Electronic Arts, Inc. (b)	218,293	14,789,351
Fair Isaac Corp.	53,597	4,528,947
Fidelity National Information Services, Inc.	199,000	13,348,920
Fiserv, Inc. (b)	556,000	48,155,160
Guidewire Software, Inc. (b)	29,000	1,524,820
IMS Health Holdings, Inc. (b)	359,000	10,446,900
MSCI, Inc.	338,000	20,097,480
NetSuite, Inc. (a) (b)	40,000	3,356,000
Red Hat, Inc. (b)	419,795	30,174,864
Servicenow, Inc. (b)	74,000	5,139,300

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SS&C Technologies Holdings, Inc	160,000	$11,206,400
Veeva Systems, Inc. Class A (a) (b)	237,000	5,548,170
Workday, Inc. Class A (b)	29,000	1,996,940

		191,042,771

		313,492,713

Utilities — 0.1%
Gas — 0.1%
Atmos Energy Corp.	37,600	2,187,568

TOTAL COMMON STOCK (Cost $1,771,202,204)		2,224,626,672

PREFERRED STOCK — 0.4%
Communications — 0.2%
Internet — 0.2%
Dropbox, Inc. Series A (b) (c)	40,629	541,585
Dropbox, Inc. Series A 1 (b) (c)	199,577	2,660,361
Living Social (b) (c)	586,650	46,815

		3,248,761

Consumer, Non-cyclical — 0.2%
Commercial Services — 0.2%
Wework, Inc. Series D 1 (b) (c)	83,736	2,754,041
Wework, Inc. Series D 2 (b) (c)	65,792	2,163,871

		4,917,912

TOTAL PREFERRED STOCK (Cost $7,978,622)		8,166,673

TOTAL EQUITIES (Cost $1,779,180,826)		2,232,793,345

MUTUAL FUNDS — 5.9%
Diversified Financial — 5.9%
State Street Navigator Securities Lending Prime Portfolio (d)	89,708,997	89,708,997
T. Rowe Price Government Reserve Investment Fund	51,002,891	51,002,891

		140,711,888

TOTAL MUTUAL FUNDS (Cost $140,711,888)		140,711,888

TOTAL LONG-TERM INVESTMENTS (Cost $1,919,892,714)		2,373,505,233

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (e)	$100,459,964	$100,459,964

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	27,400	27,400

TOTAL SHORT-TERM INVESTMENTS (Cost $100,487,364)		100,487,364

TOTAL INVESTMENTS — 103.8% (Cost $2,020,380,078) (f)		2,473,992,597

Other Assets/(Liabilities) — (3.8)%		(90,394,049)

NET ASSETS — 100.0%		$2,383,598,548

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $87,362,858 or 3.67% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $13,736,077 or 0.58% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $100,459,992. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $102,474,900.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 97.0%
Basic Materials — 1.3%
Chemicals — 0.7%
Methanex Corp.	28,980	$960,977
Minerals Technologies, Inc.	33,238	1,600,742
Platform Specialty Products Corp. (a)	110,299	1,395,282

		3,957,001

Forest Products & Paper — 0.6%
KapStone Paper and Packaging Corp.	177,437	2,929,485

		6,886,486

Communications — 3.0%
Internet — 0.9%
Comscore, Inc. (a)	55,547	2,563,494
Dropbox, Inc. (a) (b)	28,181	375,653
GoDaddy, Inc. Class A (a)	16,800	423,528
Zillow Group, Inc. Class A (a)	18,211	523,202
Zillow Group, Inc. Class C (a)	36,427	983,529

		4,869,406

Media — 0.3%
The New York Times Co. Class A	138,840	1,639,700

Telecommunications — 1.8%
Arista Networks, Inc. (a)	25,767	1,576,683
Ciena Corp. (a)	147,155	3,049,052
DigitalGlobe, Inc. (a)	49,600	943,392
Ruckus Wireless, Inc. (a)	27,100	321,948
Vonage Holdings Corp. (a)	538,415	3,165,880

		9,056,955

		15,566,061

Consumer, Cyclical — 17.5%
Airlines — 0.6%
Allegiant Travel Co.	14,440	3,122,650

Apparel — 3.0%
Carter’s, Inc.	21,470	1,946,041
Crocs, Inc. (a)	84,080	1,086,734
G-III Apparel Group Ltd. (a)	68,430	4,219,394
Skechers U.S.A., Inc. Class A (a)	32,279	4,327,968
Steven Madden Ltd. (a)	108,531	3,974,405

		15,554,542

Automotive & Parts — 0.3%
Tenneco, Inc. (a)	40,620	1,818,557

Distribution & Wholesale — 0.2%
HD Supply Holdings, Inc. (a)	32,918	942,113

Entertainment — 1.3%
Churchill Downs, Inc.	11,075	1,481,946
Cinemark Holdings, Inc.	49,860	1,619,952
DreamWorks Animation SKG, Inc. Class A (a)	100,065	1,746,134

	Number of Shares	Value
National CineMedia, Inc.	127,400	$1,709,708

		6,557,740

Home Builders — 0.5%
Standard Pacific Corp. (a)	215,420	1,723,360
WCI Communities, Inc. (a)	44,820	1,014,277

		2,737,637

Home Furnishing — 0.4%
La-Z-Boy, Inc.	78,260	2,078,586

Leisure Time — 1.0%
ClubCorp Holdings, Inc.	71,548	1,535,420
Diamond Resorts International, Inc. (a)	120,862	2,826,962
Lindblad Expeditions Holdings, Inc. (a)	93,500	913,495

		5,275,877

Retail — 9.7%
Bloomin’ Brands, Inc.	84,320	1,532,938
Buffalo Wild Wings, Inc. (a)	16,473	3,186,372
Burlington Stores, Inc. (a)	58,850	3,003,704
The Cheesecake Factory, Inc.	40,940	2,209,122
Chico’s FAS, Inc.	120,960	1,902,701
Columbia Sportswear Co.	22,740	1,336,885
CST Brands, Inc.	27,456	924,169
Dave & Buster’s Entertainment, Inc. (a)	41,900	1,585,077
Destination Maternity Corp.	87,450	806,289
DSW, Inc. Class A	67,420	1,706,400
Fiesta Restaurant Group, Inc. (a)	25,430	1,153,759
Freshpet, Inc. (a)	50,452	529,746
Haverty Furniture Cos., Inc.	90,830	2,132,688
HSN, Inc.	83,982	4,807,130
Jack in the Box, Inc.	50,103	3,859,935
Kate Spade & Co. (a)	57,220	1,093,474
Lithia Motors, Inc. Class A	29,740	3,215,192
The Michaels Cos., Inc. (a)	88,070	2,034,417
Panera Bread Co. Class A (a)	12,643	2,445,283
Papa John’s International, Inc.	35,050	2,400,224
Pier 1 Imports, Inc.	166,700	1,150,230
Popeyes Louisiana Kitchen, Inc. (a)	51,870	2,923,393
Texas Roadhouse, Inc.	54,675	2,033,910
Wingstop, Inc. (a)	22,050	528,759
Zoe’s Kitchen, Inc. (a)	48,970	1,933,825

		50,435,622

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	31,720	976,659

Textiles — 0.3%
Tumi Holdings, Inc. (a)	100,765	1,775,479

		91,275,462

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 26.1%
Biotechnology — 1.9%
BioCryst Pharmaceuticals, Inc. (a)	88,988	$1,014,463
Bluebird Bio, Inc. (a)	6,080	520,144
Five Prime Therapeutics, Inc. (a)	42,833	659,200
Integra LifeSciences Holdings (a)	15,940	949,227
Ironwood Pharmaceuticals, Inc. (a)	49,147	512,112
Novavax, Inc. (a)	134,565	951,375
PTC Therapeutics, Inc. (a)	28,257	754,462
Repligen Corp. (a)	43,570	1,213,424
Ultragenyx Pharmaceutical, Inc. (a)	34,881	3,359,389

		9,933,796

Commercial Services — 7.2%
The Advisory Board Co. (a)	52,190	2,376,733
Bright Horizons Family Solutions, Inc. (a)	69,040	4,435,130
Cardtronics, Inc. (a)	57,770	1,889,079
Convergys Corp.	81,435	1,881,963
CoStar Group, Inc. (a)	39,669	6,865,117
HealthEquity, Inc. (a)	49,360	1,458,588
Heartland Payment Systems, Inc.	25,261	1,591,696
INC Research Holdings, Inc. Class A (a)	40,600	1,624,000
Paylocity Holding Corp. (a)	81,960	2,457,980
Rent-A-Center, Inc.	40,215	975,214
Team Health Holdings, Inc. (a)	70,333	3,800,092
TransUnion (a)	31,430	789,522
TriNet Group, Inc. (a)	85,463	1,435,778
WEX, Inc. (a)	34,209	2,970,709
WNS Holdings Ltd. Sponsored ADR (India) (a)	102,616	2,868,117

		37,419,718

Foods — 1.2%
Blue Buffalo Pet Products, Inc. (a)	14,050	251,635
Greencore Group PLC	471,270	1,951,504
J&J Snack Foods Corp.	11,310	1,285,495
SunOpta, Inc. (a)	254,828	1,238,464
The Hain Celestial Group, Inc. (a)	27,630	1,425,708

		6,152,806

Health Care – Products — 7.1%
ABIOMED, Inc. (a)	12,510	1,160,428
AtriCure, Inc. (a)	92,065	2,017,144
Bio-Techne Corp.	20,120	1,860,295
Cantel Medical Corp.	43,460	2,464,182
Cardiovascular Systems, Inc. (a)	29,251	463,336
Cepheid, Inc. (a)	86,468	3,908,353
ConforMIS, Inc. (a)	6,544	118,185
Dexcom, Inc. (a)	62,423	5,359,639
Endologix, Inc. (a)	83,158	1,019,517
Globus Medical, Inc. Class A (a)	89,945	1,858,264
HeartWare International, Inc. (a)	25,620	1,340,182
Inogen, Inc. (a)	35,500	1,723,525

	Number of Shares	Value
Insulet Corp. (a)	163,255	$4,229,937
Intersect ENT, Inc. (a)	40,784	954,346
K2M Group Holdings, Inc. (a)	61,990	1,153,014
LDR Holding Corp. (a)	57,506	1,985,682
Merit Medical Systems, Inc. (a)	82,700	1,977,357
NuVasive, Inc. (a)	12,340	595,035
Penumbra, Inc. (a)	7,690	308,369
Quidel Corp. (a)	60,960	1,150,925
West Pharmaceutical Services, Inc.	25,780	1,395,213

		37,042,928

Health Care – Services — 4.9%
Acadia Healthcare Co., Inc. (a)	112,808	7,475,786
Adeptus Health, Inc. (a)	11,251	908,631
Amsurg Corp. (a)	9,400	730,474
Centene Corp. (a)	44,860	2,432,758
Envision Healthcare Holdings, Inc. (a)	50,673	1,864,260
ICON PLC (a)	18,450	1,309,396
Kindred Healthcare, Inc.	113,485	1,787,389
LifePoint Health, Inc. (a)	65,889	4,671,530
Surgical Care Affiliates, Inc. (a)	57,160	1,868,560
Teladoc, Inc. (a)	17,520	390,521
WellCare Health Plans, Inc. (a)	25,685	2,213,533

		25,652,838

Pharmaceuticals — 3.6%
Achillion Pharmaceuticals, Inc. (a)	76,541	528,898
Aerie Pharmaceuticals, Inc. (a)	43,143	765,357
Agios Pharmaceuticals, Inc. (a)	12,787	902,635
Anacor Pharmaceuticals, Inc. (a)	16,461	1,937,624
Aratana Therapeutics, Inc. (a)	63,318	535,670
Clovis Oncology, Inc. (a)	7,880	724,645
Diplomat Pharmacy, Inc. (a)	42,780	1,229,070
Dyax Corp. (a)	32,770	625,579
Flexion Therapeutics, Inc. (a)	32,216	478,730
Galapagos NV (a)	16,832	685,231
Neogen Corp. (a)	15,570	700,494
Neurocrine Biosciences, Inc. (a)	19,400	771,926
Otonomy, Inc. (a)	28,480	507,229
Portola Pharmaceuticals, Inc. (a)	34,831	1,484,497
Relypsa, Inc. (a)	38,677	715,911
TESARO, Inc. (a)	41,953	1,682,315
Tetraphase Pharmaceuticals, Inc. (a)	49,594	369,971
VCA, Inc. (a)	62,720	3,302,208
Zafgen, Inc. (a)	31,025	991,249

		18,939,239

Textiles — 0.2%
Samsonite International SA	413,270	1,353,779

		136,495,104

Diversified — 0.6%
Holding Company – Diversified — 0.6%
FCB Financial Holdings, Inc. (a)	56,710	1,849,880

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nomad Foods Ltd. (a)	88,044	$1,386,883

		3,236,763

Energy — 3.4%
Energy – Alternate Sources — 1.6%
First Solar, Inc. (a)	39,795	1,701,236
Headwaters, Inc. (a)	258,024	4,850,851
Pattern Energy Group, Inc.	88,010	1,680,111

		8,232,198

Oil & Gas — 1.8%
Diamondback Energy, Inc. (a)	77,278	4,992,159
Matador Resources Co. (a)	38,850	805,749
Patterson-UTI Energy, Inc.	81,380	1,069,333
RSP Permian, Inc. (a)	138,012	2,794,743

		9,661,984

		17,894,182

Financial — 14.9%
Banks — 4.6%
Associated Banc-Corp.	222,221	3,993,311
Bank of the Ozarks, Inc.	38,220	1,672,507
ConnectOne Bancorp, Inc.	75,518	1,457,497
PacWest Bancorp	34,278	1,467,441
Pinnacle Financial Partners, Inc.	24,980	1,234,262
PrivateBancorp, Inc.	90,432	3,466,259
Signature Bank (a)	16,300	2,242,228
South State Corp.	29,180	2,243,067
Texas Capital Bancshares, Inc. (a)	34,470	1,806,917
United Community Banks, Inc.	64,041	1,308,998
Western Alliance Bancorp (a)	95,360	2,928,506

		23,820,993

Diversified Financial — 2.9%
Ellie Mae, Inc. (a)	27,020	1,798,721
Financial Engines, Inc.	46,491	1,370,090
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	185,493	3,194,189
MarketAxess Holdings, Inc.	58,082	5,394,656
WageWorks, Inc. (a)	27,525	1,240,827
WisdomTree Investments, Inc.	129,935	2,095,852

		15,094,335

Insurance — 3.2%
Argo Group International Holdings Ltd.	32,577	1,843,532
Assurant, Inc.	22,964	1,814,386
Assured Guaranty Ltd.	132,532	3,313,300
eHealth, Inc. (a)	71,922	921,321
Essent Group Ltd. (a)	53,200	1,322,020
First American Financial Corp.	60,353	2,357,992
Horace Mann Educators Corp.	54,757	1,819,027
MGIC Investment Corp. (a)	144,587	1,338,876
Stewart Information Services Corp.	52,590	2,151,457

		16,881,911

	Number of Shares	Value
Investment Companies — 0.3%
Solar Capital Ltd.	78,700	$1,245,034

Real Estate — 1.5%
HFF, Inc.	71,115	2,400,842
Kennedy-Wilson Holdings, Inc.	177,562	3,936,550
Marcus & Millichap, Inc. (a)	35,290	1,622,987

		7,960,379

Real Estate Investment Trusts (REITS) — 1.8%
First Industrial Realty Trust, Inc.	74,140	1,553,233
MFA Financial, Inc.	255,000	1,736,550
Pebblebrook Hotel Trust	64,642	2,291,559
Redwood Trust, Inc.	137,550	1,903,692
Sovran Self Storage, Inc.	22,110	2,084,973

		9,570,007

Savings & Loans — 0.6%
EverBank Financial Corp.	75,782	1,462,593
Sterling Bancorp	124,846	1,856,460

		3,319,053

		77,891,712

Industrial — 13.8%
Aerospace & Defense — 1.6%
Astronics Corp. (a)	21,438	866,738
Curtiss-Wright Corp.	52,060	3,249,585
HEICO Corp. Class A	39,020	1,771,898
Teledyne Technologies, Inc. (a)	29,192	2,636,038

		8,524,259

Building Materials — 2.5%
Apogee Enterprises, Inc.	34,180	1,526,137
Armstrong World Industries, Inc. (a)	27,860	1,330,036
Boise Cascade Co. (a)	64,380	1,623,664
Continental Building Products, Inc. (a)	64,530	1,325,446
Lennox International, Inc.	36,080	4,088,946
Masonite International Corp. (a)	57,603	3,489,590

		13,383,819

Electrical Components & Equipment — 1.2%
Acuity Brands, Inc.	7,258	1,274,360
Generac Holdings, Inc. (a)	43,152	1,298,444
SunPower Corp. (a)	175,559	3,518,202

		6,091,006

Electronics — 1.7%
Imax Corp. (a)	140,524	4,748,306
Rogers Corp. (a)	27,995	1,488,774
Watts Water Technologies, Inc. Class A	54,308	2,868,549

		9,105,629

Environmental Controls — 0.4%
Clean Harbors, Inc. (a)	45,150	1,985,246

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 1.2%
Altra Industrial Motion Corp.	38,038	$879,439
Cognex Corp.	29,500	1,013,915
The Middleby Corp. (a)	39,810	4,187,614

		6,080,968

Manufacturing — 0.4%
John Bean Technologies Corp.	57,105	2,184,266

Metal Fabricate & Hardware — 0.6%
Advanced Drainage Systems, Inc.	118,308	3,422,650

Miscellaneous—Manufacturing — 0.7%
A.O. Smith Corp.	53,180	3,466,804

Packaging & Containers — 1.2%
Berry Plastics Group, Inc. (a)	57,390	1,725,717
Graphic Packaging Holding Co.	355,445	4,546,142

		6,271,859

Transportation — 1.5%
Hub Group, Inc. Class A (a)	50,310	1,831,787
Landstar System, Inc.	38,197	2,424,363
Swift Transportation Co. (a)	177,344	2,663,707
XPO Logistics, Inc. (a)	34,672	826,234

		7,746,091

Trucking & Leasing — 0.8%
Aircastle Ltd.	104,460	2,152,921
GATX Corp.	42,100	1,858,715

		4,011,636

		72,274,233

Technology — 15.9%
Computers — 2.0%
Cadence Design Systems, Inc. (a)	77,240	1,597,323
FleetMatics Group PLC (a)	26,868	1,318,950
Manhattan Associates, Inc. (a)	35,600	2,217,880
MAXIMUS, Inc.	24,686	1,470,298
Nimble Storage, Inc. (a)	37,846	912,846
Stratasys Ltd. (a)	32,300	855,627
Virtusa Corp. (a)	36,072	1,850,854

		10,223,778

Semiconductors — 3.6%
Ambarella, Inc. (a)	12,840	742,024
Cavium, Inc. (a)	46,150	2,832,225
Entegris, Inc. (a)	211,187	2,785,556
Mellanox Technologies Ltd. (a)	52,092	1,968,557
Microsemi Corp. (a)	73,095	2,398,978
Monolithic Power Systems, Inc.	114,100	5,841,920
Nanometrics, Inc. (a)	19,085	231,692
ON Semiconductor Corp. (a)	193,090	1,815,046

		18,615,998

Software — 10.3%
2U, Inc. (a)	14,620	524,858
Allscripts Healthcare Solutions, Inc. (a)	179,400	2,224,560

	Number of Shares	Value
Benefitfocus, Inc. (a)	30,430	$950,938
CyberArk Software Ltd. (a)	16,360	820,290
Demandware, Inc. (a)	74,206	3,834,966
EPAM Systems, Inc. (a)	11,510	857,725
Fair Isaac Corp.	22,601	1,909,785
Globant SA (a)	58,860	1,800,527
Guidewire Software, Inc. (a)	97,928	5,149,054
HubSpot, Inc. (a)	148,324	6,877,784
Imperva, Inc. (a)	14,160	927,197
Omnicell, Inc. (a)	52,870	1,644,257
Press Ganey Holdings, Inc. (a)	21,420	633,818
Proofpoint, Inc. (a)	77,180	4,655,498
Tableau Software, Inc. Class A (a)	18,530	1,478,323
Telogis (a) (b)	251,002	484,434
TiVo, Inc. (a)	203,920	1,765,947
Tyler Technologies, Inc. (a)	42,950	6,412,865
The Ultimate Software Group, Inc. (a)	25,130	4,498,521
Veeva Systems, Inc. Class A (a)	158,984	3,721,815
Verint Systems, Inc. (a)	67,659	2,919,486

		54,092,648

		82,932,424

Utilities — 0.5%
Electric — 0.1%
8Point3 Energy Partners LP (a)	52,175	553,577

Gas — 0.4%
Southwest Gas Corp.	33,770	1,969,466

		2,523,043

TOTAL COMMON STOCK (Cost $528,149,932)		506,975,470

PREFERRED STOCK — 1.6%
Communications — 0.7%
Internet — 0.7%
Draftkings, Inc. Series D (a) (b)	53,080	406,880
Draftkings, Inc. Series D 1 (a) (b)	102,640	786,778
The Honest Co. (a) (b)	14,220	650,636
Veracode, Inc. (a) (b)	30,294	802,488
Zuora, Inc. . Series F (a) (b)	194,983	740,799

		3,387,581

Technology — 0.9%
Software — 0.9%
Cloudera, Inc. Series F (a) (b)	38,099	1,100,299
Docusign, Inc. Series B (a) (b)	1,417	26,300
Docusign, Inc. Series B 1 (a) (b)	424	7,869
Docusign, Inc. Series D (a) (b)	1,018	18,894
Docusign, Inc. Series E (a) (b)	26,333	488,740
Docusign, Inc. Series F (a) (b)	4,129	76,634
Marklogic Corp. Series F (a) (b)	77,018	904,962

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NUTANIX, Inc. Series E (a) (b)	40,062	$801,240
Telogis (a) (b)	341,823	1,517,694

		4,942,632

TOTAL PREFERRED STOCK (Cost $6,224,033)		8,330,213

TOTAL EQUITIES (Cost $534,373,965)		515,305,683

MUTUAL FUNDS — 0.4%
Diversified Financial — 0.4%
iShares Russell 2000 Index Fund	16,495	1,801,254

TOTAL MUTUAL FUNDS (Cost $1,859,615)		1,801,254

TOTAL LONG-TERM INVESTMENTS (Cost $536,233,580)		517,106,937

	Principal Amount
SHORT-TERM INVESTMENTS — 33.6%
Repurchase Agreement — 33.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (c)	$175,716,955	175,716,955

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	10,863	10,863

TOTAL SHORT-TERM INVESTMENTS (Cost $175,727,818)		175,727,818

TOTAL INVESTMENTS — 132.6% (Cost $711,961,398) (d)		692,834,755

Other Assets/(Liabilities) —(32.6)%		(170,321,042)

NET ASSETS — 100.0%		$522,513,713

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $9,190,300 or 1.76% of net assets.
(c)	Maturity value of $175,717,004. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.000%, maturity dates ranging from 1/31/22 – 9/30/22, and an aggregate market value, including accrued interest, of $179,243,356.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Australia — 2.4%
Australia & New Zealand Banking Group Ltd.	52,142	$998,881
Goodman Group	139,193	573,239

		1,572,120

Belgium — 0.3%
Solvay SA Class A	2,062	210,755

Brazil — 0.6%
Itau Unibanco Holding SA Sponsored ADR (Brazil)	61,866	409,553

Cayman Islands — 1.9%
Cheung Kong Property Holdings Ltd.	71,196	521,785
CK Hutchison Holdings Ltd.	55,696	728,214

		1,249,999

China — 0.4%
Industrial & Commercial Bank of China	441,000	255,674

Finland — 2.7%
Nokia Oyj	139,683	956,973
UPM-Kymmene OYJ	54,879	824,511

		1,781,484

France — 12.1%
AXA SA	54,737	1,328,858
BNP Paribas	24,787	1,459,601
Cap Gemini SA	6,870	612,157
Engie	36,786	595,690
Renault SA	9,640	692,502
Societe Generale SA	9,083	406,301
Sodexo SA	3,656	303,247
Thales SA	9,663	673,208
Total SA (a)	43,112	1,943,708

		8,015,272

Germany — 6.5%
Bayer AG	8,158	1,042,660
Brenntag AG	10,249	551,558
Daimler AG	13,540	981,501
Deutsche Bank AG	21,312	572,945
HeidelbergCement AG	4,697	321,621
Infineon Technologies AG	42,431	476,843
TUI AG	21,312	393,720

		4,340,848

Hong Kong — 0.7%
CNOOC Ltd.	431,000	446,136

Ireland — 1.1%
Ryanair Holdings PLC Sponsored ADR (Ireland)	9,166	717,698

	Number of Shares	Value
Italy — 5.2%
Enel SpA	261,777	$1,170,511
Intesa Sanpaolo SpA	287,642	1,015,807
Telecom Italia SpA (b)	649,165	798,155
UniCredit SpA	76,755	478,358

		3,462,831

Japan — 22.8%
The Dai-ichi Life Insurance Co. Ltd.	31,100	497,361
Daikin Industries Ltd.	9,000	506,030
Daiwa House Industry Co. Ltd.	33,400	829,033
Dentsu, Inc.	10,600	543,424
Japan Airlines Co. Ltd.	23,200	819,015
Japan Tobacco, Inc.	9,400	292,414
Kawasaki Heavy Industries Ltd. (a)	112,000	387,734
Mitsubishi Corp.	43,200	710,266
Mitsubishi UFJ Financial Group, Inc. (a)	323,300	1,953,979
Mitsui Fudosan Co. Ltd.	39,000	1,072,527
Nippon Telegraph & Telephone Corp.	43,100	1,513,660
Nissan Motor Co. Ltd. (a)	81,400	749,814
Seven & I Holdings Co. Ltd.	14,400	659,773
Sompo Japan Nipponkoa Holdings, Inc.	23,300	679,375
Sony Corp.	36,700	897,368
Sumitomo Mitsui Financial Group, Inc.	18,800	715,669
Toyota Motor Corp.	38,100	2,240,826

		15,068,268

Luxembourg — 0.6%
ArcelorMittal (a)	72,319	377,868

Netherlands — 4.3%
Airbus Group SE	5,488	325,965
ING Groep NV	72,767	1,032,978
Koninklijke KPN NV	237,624	890,700
NN Group NV	20,872	598,734

		2,848,377

Norway — 1.9%
DnB NOR ASA	42,321	551,527
Norsk Hydro ASA	211,364	705,965

		1,257,492

Papua New Guinea — 0.8%
Oil Search Ltd.	103,664	525,621

Republic of Korea — 0.8%
Samsung Electronics Co., Ltd.	589	566,439

Singapore — 0.5%
DBS Group Holdings, Ltd.	27,600	315,333

Spain — 0.7%
Bankia SA (a)	338,144	438,166

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sweden — 2.0%
Electrolux AB Series B	37,276	$1,054,663
Sandvik AB	34,362	293,148

		1,347,811

Switzerland — 6.9%
Credit Suisse Group	32,181	774,201
Nestle SA	13,339	1,004,513
Novartis AG	16,579	1,527,170
Roche Holding AG	4,717	1,246,958

		4,552,842

United Kingdom — 22.4%
AstraZeneca PLC	20,562	1,304,933
Aviva PLC	118,884	814,957
Barclays PLC	306,896	1,134,610
Barratt Developments PLC	32,406	317,003
BG Group PLC	76,845	1,108,084
British American Tobacco PLC	13,658	754,832
British Land Co. PLC	28,052	356,662
Dixons Carphone PLC	82,110	528,408
InterContinental Hotels Group PLC	15,515	536,557
Lloyds Banking Group PLC	1,033,469	1,178,127
National Grid PLC	75,213	1,047,473
Prudential PLC	56,231	1,188,755
Rio Tinto PLC	15,446	518,194
SABMiller PLC	6,745	382,215
Shire Ltd.	11,842	808,264
Vodafone Group PLC	598,720	1,893,175
Wolseley PLC	16,488	964,536

		14,836,785

TOTAL COMMON STOCK (Cost $70,317,030)		64,597,372

TOTAL EQUITIES (Cost $70,317,030)		64,597,372

MUTUAL FUNDS — 4.7%
United States — 4.7%
State Street Navigator Securities Lending Prime Portfolio (c)	3,081,891	3,081,891

TOTAL MUTUAL FUNDS (Cost $3,081,891)		3,081,891

TOTAL LONG-TERM INVESTMENTS (Cost $73,398,921)		67,679,263

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, 10/01/15 (d)	$754,864	$754,864

TOTAL SHORT-TERM INVESTMENTS (Cost $754,864)		754,864

TOTAL INVESTMENTS — 103.4% (Cost $74,153,785) (e)		68,434,127

Other Assets/(Liabilities) — (3.4)%		(2,247,732)

NET ASSETS — 100.0%		$66,186,395

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $2,915,278 or 4.40% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $754,864. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $772,200.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.1%
Australia — 6.2%
AGL Energy Ltd.	20,128	$226,269
Alumina Ltd. (a)	78,199	61,968
Amcor Ltd.	35,906	333,568
AMP Ltd.	87,888	344,276
APA Group	33,403	201,072
Aristocrat Leisure Ltd.	20,526	125,108
Asciano Group	29,354	173,305
ASX Ltd.	5,822	155,289
Aurizon Holdings Ltd.	63,550	224,805
AusNet Services	75,882	72,894
Australia & New Zealand Banking Group Ltd.	84,895	1,626,328
Bank of Queensland Ltd.	9,942	81,293
Bendigo and Adelaide Bank Ltd. (a)	13,705	95,671
BHP Billiton Ltd.	98,590	1,554,933
Boral Ltd.	20,785	77,029
Brambles Ltd.	46,615	319,600
Caltex Australia Ltd.	8,108	179,425
CIMIC Group Ltd. (a)	2,660	43,988
Coca-Cola Amatil Ltd.	17,443	110,524
Cochlear Ltd.	1,593	93,484
Commonwealth Bank of Australia	51,930	2,671,971
Computershare Ltd.	14,438	107,659
Crown Resorts Ltd. (a)	9,747	67,917
CSL Ltd.	14,425	908,933
Dexus Property Group	28,948	145,549
Federation Centres Ltd.	100,904	194,922
Flight Centre Travel Group Ltd. (a)	1,191	30,251
Fortescue Metals Group Ltd. (a)	48,700	62,582
Goodman Group	52,421	215,886
GPT Group	53,055	168,716
Harvey Norman Holdings Ltd. (a)	14,384	39,489
Healthscope Ltd.	30,759	55,159
Iluka Resources Ltd.	16,124	70,533
Incitec Pivot Ltd.	50,880	139,692
Insurance Australia Group Ltd. (a)	69,816	238,824
Lend Lease Group	16,561	146,352
Macquarie Group Ltd.	9,334	507,443
Medibank Pvt. Ltd.	83,598	142,185
Mirvac Group	122,958	148,869
National Australia Bank Ltd.	80,626	1,710,933
Newcrest Mining Ltd. (b)	23,018	208,331
Orica Ltd. (a)	11,295	119,642
Origin Energy Ltd. (c)	33,078	146,053
Platinum Asset Management Ltd. (a)	8,103	38,821
Qantas Airways Ltd. (b)	15,636	40,940
QBE Insurance Group Ltd.	40,548	368,123
Ramsay Health Care Ltd.	4,247	174,825
REA Group Ltd. (a)	2,346	73,210

	Number of Shares	Value
Rio Tinto Ltd.	12,926	$444,179
Santos Ltd. (a)	29,750	83,547
Scentre Group	158,067	433,861
Seek Ltd. (a)	8,558	72,614
Sonic Healthcare Ltd.	11,479	147,367
South32 Ltd. (b)	52,452	50,459
South32 Ltd. (b)	124,025	119,855
Stockland	70,778	191,707
Suncorp Group Ltd.	38,258	329,640
Sydney Airport	32,888	137,896
Tabcorp Holdings Ltd.	25,541	83,986
Tatts Group Ltd.	40,134	106,254
Telstra Corp. Ltd.	126,796	500,558
TPG Telecom Ltd.	7,153	54,677
Transurban Group	56,879	397,789
Treasury Wine Estates Ltd.	18,600	85,974
Wesfarmers Ltd.	34,898	965,163
Westfield Corp.	58,640	411,379
Westpac Banking Corp.	95,809	2,014,065
Woodside Petroleum Ltd.	21,978	449,371
Woolworths Ltd. (a)	39,799	695,945
WorleyParsons Ltd. (a)	6,079	25,324

		22,846,249

Austria — 0.2%
Andritz AG	2,167	97,775
Erste Group Bank AG (b)	8,344	242,572
OMV AG	5,288	128,545
Raiffeisen Bank International AG (b)	3,241	42,463
Voestalpine AG	3,394	116,779

		628,134

Belgium — 1.3%
Ageas	6,210	254,915
Anheuser-Busch InBev SA/NV	24,550	2,607,556
Colruyt SA	1,980	95,306
Delhaize Group	3,069	272,067
Groupe Bruxelles Lambert SA	2,422	182,937
KBC Groep NV	7,434	468,784
Proximus	5,096	175,625
Solvay SA Class A	1,775	181,422
Telenet Group Holding NV (b)	1,613	92,489
UCB SA	3,770	295,068
Umicore SA	3,350	129,091

		4,755,260

Bermuda — 0.2%
Cheung Kong Infrastructure Holdings Ltd.	19,000	170,550
First Pacific Co. Ltd.	55,750	34,229
Kerry Properties Ltd.	18,000	49,473
Li & Fung Ltd.	178,000	136,986
Noble Group Ltd. (a)	128,700	37,648
NWS Holdings Ltd.	59,041	77,586

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Seadrill Ltd. (a)	11,339	$66,261
Shangri-La Asia Ltd.	32,000	27,627
Yue Yuen Industrial Holdings Ltd.	23,000	85,991

		686,351

Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	6,500	42,921
Cheung Kong Property Holdings Ltd.	84,245	617,419
CK Hutchison Holdings Ltd.	83,245	1,088,412
MGM China Holdings Ltd.	23,600	27,474
Sands China Ltd.	72,000	218,517
WH Group Ltd. (b) (d)	178,500	88,689
Wynn Macau Ltd.	43,200	49,537

		2,132,969

Denmark — 1.8%
AP Moeller - Maersk A/S Class A	115	173,319
AP Moeller - Maersk A/S Class B	212	327,090
Carlsberg A/S Class B	3,193	245,727
Coloplast A/S Class B	3,326	235,962
Danske Bank A/S	22,035	666,490
DSV A/S	5,311	198,766
ISS A/S	4,485	149,184
Novo Nordisk A/S	59,780	3,217,615
Novozymes A/S	7,130	311,368
Pandora A/S	3,477	406,798
TDC A/S	24,474	126,292
Tryg A/S	3,232	62,902
Vestas Wind Systems A/S	6,664	347,304
William Demant Holding (b)	633	52,700

		6,521,517

Finland — 0.9%
Elisa OYJ	4,299	145,523
Fortum OYJ	12,921	191,505
Kone OYJ (a)	10,008	381,331
Metso OYJ (a)	3,196	66,562
Neste Oyj	4,661	107,410
Nokia Oyj	114,149	782,038
Nokian Renkaat OYJ	3,470	112,487
Orion OYJ Class B	3,048	115,379
Sampo Oyj	13,889	673,593
Stora Enso Oyj Class R (a)	16,105	122,001
UPM-Kymmene OYJ	15,586	234,167
Wartsila OYJ Abp	4,440	176,454

		3,108,450

France — 9.4%
Accor SA	6,252	292,673
Aeroports de Paris	833	94,535
Air Liquide	10,414	1,234,044
Alcatel-Lucent (b)	83,805	308,539
Alstom SA (a) (b)	6,514	201,371
Arkema	1,978	128,356
Atos SE	2,585	198,526
AXA SA	60,208	1,461,679

	Number of Shares	Value
BNP Paribas	32,400	$1,907,898
Bollore SA	29,206	142,398
Bouygues SA	6,022	214,313
Bureau Veritas SA	7,972	168,187
Cap Gemini SA	4,614	411,134
Carrefour SA	16,336	484,126
Casino Guichard-Perrachon SA	1,718	91,492
Christian Dior SE	1,607	300,858
Cie Generale d’Optique Essilor International SA	6,342	774,661
Cie Generale des Etablissements Michelin Class B	5,822	531,268
CNP Assurances	4,447	61,762
Compagnie de Saint-Gobain	14,833	644,340
Credit Agricole SA	30,232	346,882
Danone SA	17,802	1,125,869
Dassault Systemes SA	3,815	281,672
Edenred	6,222	101,774
Electricite de France	7,091	125,252
Engie	45,179	731,601
Eurazeo SA	1,190	79,184
Eutelsat Communications SA	5,132	157,487
Fonciere Des Regions	859	74,812
France Telecom SA	61,157	924,884
Gecina SA	1,050	127,948
Groupe Eurotunnel SE	14,030	191,092
Hermes International	781	284,341
ICADE	848	57,545
Iliad SA	790	159,942
Imerys SA	1,331	85,556
Ingenico Group	1,718	207,519
JCDecaux SA	1,905	69,054
Kering	2,250	368,273
Klepierre	5,907	267,943
L’Oreal	7,722	1,342,755
Lagardere S.C.A	3,185	88,287
Legrand SA	7,855	417,619
LVMH Moet Hennessy Louis Vuitton SE	8,412	1,435,441
Natixis	27,830	153,766
Numericable-SFR (b)	2,868	132,836
Pernod-Ricard SA	6,592	665,632
Peugeot SA (b)	12,821	193,691
Publicis Groupe	5,586	381,637
Remy Cointreau SA (a)	623	40,937
Renault SA	5,645	405,516
Rexel Promesses	8,834	108,632
Safran SA	9,053	683,075
Sanofi	35,883	3,418,417
Schneider Electric SE	253	14,028
Schneider Electric SE	16,840	944,369
SCOR SE	4,622	166,011
Societe BIC SA	869	135,084

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Societe Generale SA	22,327	$998,732
Sodexo SA	2,816	233,573
Suez Environnement Co.	8,886	159,830
Technip SA	3,503	165,504
Thales SA	3,100	215,973
Total SA	65,781	2,965,742
Unibail-Rodamco SE	1,744	450,745
Unibail-Rodamco SE	1,297	336,343
Valeo SA	2,360	319,593
Veolia Environnement SA	13,408	307,262
Vinci SA	14,507	922,463
Vivendi SA	35,712	845,480
Wendel SA	873	102,199
Zodiac Aerospace	6,062	138,758

		34,310,720

Germany — 8.2%
Adidas AG	6,208	499,687
Allianz SE	13,927	2,182,853
Axel Springer AG	1,177	65,621
BASF SE	27,993	2,135,989
Bayer AG	25,182	3,218,467
Bayerische Motoren Werke AG	10,132	896,505
Beiersdorf AG	3,011	266,422
Brenntag AG	4,611	248,145
Commerzbank AG (b)	31,639	333,036
Continental AG	3,374	716,704
Daimler AG	29,344	2,127,118
Deutsche Bank AG	42,141	1,132,905
Deutsche Boerse AG	5,722	492,577
Deutsche Lufthansa AG (b)	6,267	86,993
Deutsche Post AG	29,682	821,496
Deutsche Telekom AG	96,843	1,719,161
Deutsche Wohnen AG	10,044	268,425
E.ON AG	61,700	529,318
Evonik Industries AG	4,210	140,715
Fraport AG Frankfurt Airport Services Worldwide	1,385	85,413
Fresenius Medical Care AG & Co. KGaA	6,722	524,160
Fresenius SE & Co. KGaA	11,636	780,440
GEA Group AG	5,478	208,194
Hannover Rueck SE	1,810	185,051
HeidelbergCement AG	4,197	287,384
Henkel AG & Co. KGaA	3,099	273,630
Hugo Boss AG	2,000	224,284
Infineon Technologies AG	33,551	377,049
K+S AG	5,700	190,513
Kabel Deutschland Holding AG (b)	724	94,214
Lanxess AG	2,762	129,040
Linde AG	5,683	920,558
MAN SE	1,140	115,944
Merck KGaA	3,843	340,223
Metro AG	5,689	156,941

	Number of Shares	Value
Muenchener Rueckversicherungs AG	5,103	$950,666
OSRAM Licht AG	2,850	147,253
ProSiebenSat.1 Media SE	6,519	319,234
RWE AG	14,530	164,633
SAP SE	29,964	1,938,562
Siemens AG	24,164	2,158,890
Symrise AG	3,689	221,594
Telefonica Deutschland Holding AG	19,244	117,447
ThyssenKrupp AG	10,983	192,321
TUI AG	4,761	86,996
TUI AG	10,901	201,386
United Internet AG	3,865	195,518
Volkswagen AG (a)	1,023	120,153
Vonovia SE	14,441	464,180

		30,054,008

Hong Kong — 2.2%
AIA Group Ltd.	368,380	1,917,987
Bank of East Asia Ltd. (The)	32,508	109,671
BOC Hong Kong Holdings Ltd.	110,000	324,679
Cathay Pacific Airways Ltd.	34,000	63,968
CLP Holdings Ltd.	59,499	507,802
Galaxy Entertainment Group Ltd.	70,000	179,768
Hang Lung Properties Ltd.	67,000	150,773
Hang Seng Bank Ltd.	22,700	410,023
Henderson Land Development Co. Ltd.	34,766	208,528
HKT Trust / HKT Ltd.	71,840	85,418
Hong Kong & China Gas Co. Ltd.	205,592	385,964
Hong Kong Exchanges and Clearing Ltd.	34,760	799,368
HongKong Electric Holdings	41,000	389,085
Hysan Development Co. Ltd.	20,035	83,789
The Link REIT	68,223	375,173
MTR Corp.	43,533	189,478
New World Development Ltd.	179,952	174,878
PCCW Ltd.	112,136	58,009
Sino Land Co. Ltd.	90,850	139,360
SJM Holdings Ltd.	53,000	37,798
Sun Hung Kai Properties Ltd.	53,258	694,169
Swire Pacific Ltd. Class A	17,500	196,694
Swire Properties Ltd.	41,396	115,724
Techtronic Industries Co.	46,403	172,526
Wharf Holdings Ltd.	41,000	232,198
Wheelock & Co. Ltd.	28,000	122,008

		8,124,838

Ireland — 0.6%
Bank of Ireland (b)	838,782	326,536
CRH PLC	1,480	39,104
CRH PLC	25,433	672,793
Experian PLC	30,575	490,700
James Hardie Industries NV	13,526	163,251
Kerry Group PLC Class A	4,814	361,998

		2,054,382

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Israel — 0.6%
Azrieli Group	839	$33,552
Bank Hapoalim B.M.	31,861	160,385
Bank Leumi Le-Israel (b)	42,095	157,232
Bezeq Israeli Telecommunication Corp. Ltd.	68,812	131,629
Delek Group Ltd.	99	21,661
Israel Chemicals Ltd.	14,645	75,505
The Israel Corp. Ltd.	95	22,821
Mizrahi Tefahot Bank Ltd.	3,664	43,328
NICE Systems Ltd.	1,518	85,067
Teva Pharmaceutical Industries Ltd.	26,534	1,500,305

		2,231,485

Italy — 2.3%
Assicurazioni Generali SpA	36,255	664,972
Atlantia SpA	12,292	344,156
Banca Monte dei Paschi di Siena SpA (b)	75,250	134,450
Banco Popolare SC (b)	10,877	160,896
Enel Green Power SpA (a)	62,431	118,274
Enel SpA	217,343	971,828
ENI SpA	78,141	1,229,498
Exor SpA	2,976	130,028
Finmeccanica SpA (b)	12,184	152,926
Intesa Sanpaolo SpA	382,157	1,349,587
Intesa Sanpaolo SpA	26,341	84,858
Luxottica Group SpA	4,995	347,223
Mediobanca SpA	18,656	183,531
Pirelli & C. SpA	7,931	132,724
Prysmian SpA	5,401	111,728
Saipem SpA (a) (b)	7,083	56,874
Snam Rete Gas SpA	62,071	319,431
Telecom Italia SpA (b)	340,843	419,070
Telecom Italia SpA-RSP	201,135	206,413
Terna Rete Elettrica Nazionale SpA	45,178	219,942
UBI Banca (a)	26,963	191,309
UniCredit SpA	147,568	919,684
UnipolSai SpA	38,832	84,694

		8,534,096

Japan — 22.0%
ABC-Mart, Inc. (a)	700	39,114
Acom Co. Ltd. (a) (b)	11,800	60,471
Aeon Co. Ltd. (a)	19,500	303,563
Aeon Credit Service Co. Ltd. (a)	2,600	51,482
Aeon Mall Co. Ltd.	3,600	55,427
Air Water, Inc.	6,000	90,486
Aisin Seiki Co.	5,700	191,714
Ajinomoto Co., Inc.	17,000	359,021
Alfresa Holdings Corp.	5,400	92,449
All Nippon Airways Co. Ltd.	32,000	89,986
Alps Electric Co. Ltd. (a)	5,500	156,062
Amada Holdings Co. Ltd. (a)	10,600	80,902

	Number of Shares	Value
Aozora Bank Ltd.	32,000	$111,255
Asahi Glass Co. Ltd. (a)	29,000	170,216
Asahi Group Holdings Ltd.	11,500	374,251
Asahi Kasei Corp.	38,000	268,254
Asics Corp. (a)	4,800	114,858
Astellas Pharma, Inc.	63,400	823,064
Bandai Namco Holdings, Inc.	5,400	125,771
The Bank of Kyoto Ltd. (a)	10,000	102,084
The Bank of Yokohama Ltd.	34,000	207,144
Benesse Holdings, Inc. (a)	1,700	45,571
Bridgestone Corp.	20,400	709,226
Brother Industries Ltd.	6,200	74,962
Calbee, Inc.	2,000	65,008
Canon, Inc.	33,000	956,045
Casio Computer Co. Ltd. (a)	6,100	111,285
Central Japan Railway Co.	4,300	695,419
The Chiba Bank Ltd.	24,000	170,813
Chubu Electric Power Co., Inc.	19,200	283,912
Chugai Pharmaceutical Co. Ltd.	6,700	206,213
The Chugoku Bank Ltd.	4,700	69,997
The Chugoku Electric Power Co., Inc. (a)	9,000	124,283
Citizen Holdings Co. Ltd.	6,300	43,580
COLOPL, Inc. (a) (b)	1,000	16,125
Credit Saison Co. Ltd. (a)	4,600	83,718
Dai Nippon Printing Co. Ltd. (a)	17,000	165,310
The Dai-ichi Life Insurance Co. Ltd.	31,900	510,155
Daicel Corp.	8,900	109,480
Daihatsu Motor Co. Ltd. (a)	5,900	68,482
Daiichi Sankyo Co. Ltd. (a)	19,000	331,768
Daikin Industries Ltd.	7,000	393,579
Daito Trust Construction Co. Ltd.	2,200	223,787
Daiwa House Industry Co. Ltd.	17,800	441,820
Daiwa Securities Group, Inc.	49,000	317,560
Denso Corp.	15,200	644,399
Dentsu, Inc.	6,400	328,105
Don Quijote Holdings Co. Ltd.	3,300	124,866
East Japan Railway	10,400	880,091
Eisai Co. Ltd. (a)	7,500	444,855
Electric Power Development Co. Ltd.	4,300	131,904
FamilyMart Co. Ltd.	1,700	77,804
Fanuc Corp.	6,300	971,266
Fast Retailing Co., Ltd. (a)	1,600	649,664
Fuji Electric Co. Ltd.	17,000	61,886
Fuji Heavy Industries Ltd.	18,400	665,835
FUJIFILM Holdings Corp.	14,600	547,804
Fujitsu LTD	56,000	244,210
Fukuoka Financial Group, Inc.	21,000	100,216
GungHo Online Entertainment, Inc. (a)	8,500	25,216
The Gunma Bank Ltd.	12,000	76,740
The Hachijuni Bank Ltd.	11,000	77,798
Hakuhodo DY Holdings, Inc.	6,700	63,892
Hamamatsu Photonics KK (a)	5,100	115,424

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hankyu Hanshin Holdings, Inc.	34,000	$207,786
The Higo Bank Ltd. (b) (c)	10,000	73,605
Hikari Tsushin, Inc.	500	35,015
Hino Motors Ltd. (a)	6,800	69,460
Hirose Electric Co. Ltd. (a)	800	87,365
The Hiroshima Bank Ltd. (a)	13,000	75,337
Hisamitsu Pharmaceutical Co., Inc. (a)	1,800	60,153
Hitachi Chemical Co. Ltd. (a)	2,500	34,566
Hitachi Construction Machinery Co. Ltd. (a)	4,600	61,673
Hitachi High-Technologies Corp.	1,600	34,751
Hitachi Ltd.	151,000	763,170
Hitachi Metals Ltd.	6,000	69,939
Hokuhoku Financial Group, Inc.	37,000	85,162
Hokuriku Electric Power Co.	5,100	68,746
Honda Motor Co. Ltd.	50,000	1,490,935
Hoya Corp.	12,600	414,032
Hulic Co. Ltd. (a)	11,300	102,432
Ibiden Co. Ltd. (a)	3,800	50,005
Idemitsu Kosan Co. Ltd. (a)	2,500	38,347
IHI Corp. (a)	42,000	108,140
Iida Group Holdings Co. Ltd.	3,900	61,085
Inpex Corp.	28,400	253,730
Isetan Mitsukoshi Holdings Ltd.	10,700	161,335
Isuzu Motors Ltd.	17,800	179,364
ITOCHU Corp. (a)	46,800	496,398
Itochu Techno-Solutions Corp. (a)	1,400	29,918
The Iyo Bank Ltd. (a)	6,600	76,096
J Front Retailing Co. Ltd.	6,700	109,344
Japan Airlines Co. Ltd.	3,600	127,088
Japan Airport Terminal Co. Ltd. (a)	1,100	47,528
Japan Exchange Group, Inc.	16,400	240,596
Japan Prime Realty Investment Corp.	24	77,914
Japan Real Estate Investment Corp.	38	175,307
Japan Retail Fund Investment Corp.	73	141,473
Japan Tobacco, Inc.	33,900	1,054,555
JFE Holdings, Inc. (a)	14,700	193,294
JGC Corp. (a)	6,000	79,790
The Joyo Bank Ltd.	19,000	100,393
JSR Corp. (a)	5,000	72,235
JTEKT Corp.	7,600	106,644
JX Holdings, Inc. (a)	67,100	242,914
Kajima Corp.	30,000	159,716
Kakaku.com, Inc. (a)	4,500	73,163
Kamigumi Co. Ltd.	7,000	57,455
Kaneka Corp.	7,000	51,748
The Kansai Electric Power Co., Inc. (b)	21,000	235,077
Kansai Paint Co. Ltd.	7,000	95,711
Kao Corp.	15,700	713,303
Kawasaki Heavy Industries Ltd. (a)	43,000	148,862
KDDI Corp.	53,900	1,207,054
Keihan Electric Railway Co. Ltd. (a)	14,000	93,653

	Number of Shares	Value
Keikyu Corp. (a)	14,000	$111,683
Keio Corp.	17,000	121,057
Keisei Electric Railway Co. Ltd.	8,000	88,031
Keyence Corp.	1,400	626,833
Kikkoman Corp. (a)	5,000	137,985
Kintetsu Group Holdings Co. Ltd. (a)	60,000	216,207
Kirin Holdings Co. Ltd.	24,500	322,725
Kobe Steel Ltd. (a)	87,000	94,708
Koito Manufacturing Co. Ltd.	3,000	98,394
Komatsu Ltd. (a)	27,700	407,686
Konami Corp. (a)	3,500	75,995
Konica Minolta Holdings, Inc.	13,900	146,731
Kose Corp.	1,000	91,599
Kubota Corp.	36,000	495,761
Kuraray Co. Ltd.	10,500	131,144
Kurita Water Industries Ltd.	3,200	68,059
Kyocera Corp.	9,500	435,932
Kyowa Hakko Kirin Co. Ltd.	7,000	104,534
Kyushu Electric Power (a) (b)	12,900	140,704
Lawson, Inc.	2,000	147,900
Lixil Group Corp. (a)	8,000	162,705
M3, Inc.	6,700	133,662
Mabuchi Motor Co. Ltd. (a)	1,300	56,801
Makita Corp. (a)	3,900	208,026
Marubeni Corp. (a)	49,300	242,034
Marui Group Co. Ltd. (a)	7,300	88,305
Maruichi Steel Tube Ltd. (a)	2,200	49,882
Mazda Motor Corp.	16,100	255,600
McDonald’s Holdings Co. Japan Ltd. (a)	1,800	40,418
Medipal Holdings Corp.	3,500	55,751
MEIJI Holdings Co. Ltd.	3,600	264,898
Minebea Co. Ltd. (a)	10,000	106,468
Miraca Holdings, Inc.	1,700	72,306
Mitsubishi Chemical Holding Corp.	40,600	212,956
Mitsubishi Corp.	43,100	708,621
Mitsubishi Electric Corp.	61,000	560,085
Mitsubishi Estate Co. Ltd.	39,000	799,319
Mitsubishi Gas Chemical Co., Inc.	11,000	50,883
Mitsubishi Heavy Industries Ltd.	90,000	403,338
Mitsubishi Logistics Corp. (a)	3,000	34,738
Mitsubishi Materials Corp.	30,000	91,515
Mitsubishi Motors Corp. (a)	19,300	147,889
Mitsubishi Tanabe Pharma Corp.	6,600	116,173
Mitsubishi UFJ Financial Group, Inc.	390,100	2,357,708
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,200	67,133
Mitsui & Co. Ltd. (a)	53,500	602,507
Mitsui Chemicals, Inc. (a)	23,000	73,940
Mitsui Fudosan Co. Ltd.	29,000	797,520
Mitsui OSK Lines Ltd. (a)	30,000	72,134
Mitsui Sumitomo Insurance Group Holdings, Inc.	15,000	403,466

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mixi, Inc. (a)	1,000	$34,397
Mizuho Financial Group, Inc. (a)	704,100	1,322,552
Murata Manufacturing Co. Ltd.	6,300	818,169
Nabtesco Corp.	3,300	60,326
Nagoya Railroad Co. Ltd. (a)	32,000	125,995
NEC Corp.	78,000	240,425
Nexon Co. Ltd.	5,000	66,969
NGK Insulators Ltd.	8,000	153,544
NGK Spark Plug Co., Ltd. (a)	5,400	124,000
NH Foods Ltd.	5,000	102,332
NHK Spring Co. Ltd.	4,100	39,853
Nidec Corp.	7,000	482,276
Nikon Corp. (a)	10,300	124,670
Nintendo Co. Ltd.	3,300	557,508
Nippon Building Fund, Inc.	42	203,744
Nippon Electric Glass Co. Ltd. (a)	11,000	53,294
Nippon Express Co. Ltd.	26,000	124,461
Nippon Paint Holdings Co. Ltd. (a)	4,500	78,787
Nippon Prologis REIT, Inc. (a)	40	72,585
Nippon Steel Corp.	22,500	411,030
Nippon Telegraph & Telephone Corp.	23,300	818,289
Nippon Yusen KK	49,000	113,704
Nissan Motor Co. Ltd.	77,700	715,731
Nisshin Seifun Group, Inc.	6,400	93,209
Nissin Foods Holdings Co. Ltd. (a)	1,700	78,392
Nitori Holdings Co. Ltd.	2,200	173,242
Nitto Denko Corp.	4,900	294,300
NOK Corp.	2,900	62,785
Nomura Holdings, Inc.	113,800	660,293
Nomura Real Estate Holdings, Inc.	3,800	76,619
Nomura Real Estate Master Fund, Inc. (b) (c)	105	134,177
Nomura Research Institute Ltd.	4,300	165,659
NSK Ltd.	14,100	136,894
NTT Data Corp.	4,200	212,072
NTT DOCOMO, Inc. (a)	43,000	720,925
NTT Urban Development Corp.	2,300	21,233
Obayashi Corp.	20,000	170,872
Odakyu Electric Railway Co. Ltd. (a)	19,000	171,361
Oji Holdings Corp.	24,000	103,071
Olympus Corp.	8,700	270,924
Omron Corp.	5,900	178,331
Ono Pharmaceutical Co. Ltd.	2,500	297,360
Oracle Corp.	1,000	42,333
Oriental Land Co. Ltd. (a)	6,000	336,961
ORIX Corp.	39,200	507,063
Osaka Gas Co. Ltd.	56,000	213,129
Otsuka Corp.	2,000	97,646
Otsuka Holdings Co. Ltd.	11,600	372,830
Panasonic Corp. (a)	68,900	699,477
Park24 Co. Ltd.	2,700	50,799
Rakuten, Inc. (a)	27,600	353,964
Recruit Holdings Co. Ltd. (a)	4,300	129,347
Resona Holdings, Inc.	65,700	335,676

	Number of Shares	Value
Ricoh Co. Ltd. (a)	21,200	$214,382
Rinnai Corp.	1,000	76,445
Rohm Co. Ltd.	2,900	129,660
Ryohin Keikaku Co. Ltd.	700	143,316
Sankyo Co. Ltd.	1,400	49,896
Sanrio Co. Ltd. (a)	1,600	43,782
Santen Pharmaceutical Co. Ltd.	11,200	150,944
SBI Holdings, Inc.	6,542	73,991
Secom Co. Ltd.	6,200	373,611
Sega Sammy Holdings, Inc.	4,400	43,082
Seibu Holdings, Inc.	3,100	62,953
Seiko Epson Corp.	8,500	120,326
Sekisui Chemical Co. Ltd.	13,000	136,930
Sekisui House Ltd.	17,800	279,675
Seven & I Holdings Co. Ltd.	23,300	1,067,550
Seven Bank Ltd. (a)	16,400	71,333
Sharp Corp. (a) (b)	43,000	49,473
Shikoku Electric Power Co., Inc. (a)	5,500	89,979
Shimadzu Corp.	7,000	101,157
Shimamura Co. Ltd. (a)	600	64,749
Shimano, Inc. (a)	2,300	324,150
Shimizu Corp.	18,000	154,939
Shin-Etsu Chemical Co. Ltd.	12,800	657,907
Shinsei Bank Ltd. (a)	54,000	111,543
Shionogi & Co. Ltd. (a)	8,900	319,914
Shiseido Co. Ltd. (a)	10,800	236,700
The Shizuoka Bank Ltd.	16,000	160,346
Showa Shell Sekiyu KK (a)	5,200	41,197
SMC Corp.	1,600	351,414
SoftBank Group Corp.	29,600	1,361,908
Sompo Japan Nipponkoa Holdings, Inc.	9,900	288,662
Sony Corp.	38,900	951,161
Sony Financial Holdings, Inc.	5,300	87,280
Stanley Electric Co. Ltd. (a)	3,800	76,121
Sumitomo Chemical Co. Ltd.	45,000	228,577
Sumitomo Corp. (a)	33,500	323,395
Sumitomo Dainippon Pharma Co. Ltd. (a)	5,000	50,069
Sumitomo Electric Industries Ltd.	22,500	289,070
Sumitomo Heavy Industries Ltd.	14,000	55,536
Sumitomo Metal Mining Co. Ltd.	15,000	170,802
Sumitomo Mitsui Financial Group, Inc.	39,000	1,484,632
Sumitomo Mitsui Trust Holdings, Inc.	98,000	361,476
Sumitomo Realty & Development Co. Ltd.	11,000	351,368
Sumitomo Rubber Industries Ltd.	6,600	91,805
Suntory Beverage & Food Ltd.	4,800	184,720
Suruga Bank Ltd.	6,500	121,128
Suzuken Co. Ltd.	2,400	80,201
Suzuki Motor Corp.	10,800	333,703
Sysmex Corp.	4,300	227,378
T&D Holdings, Inc.	17,300	204,906

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Taiheiyo Cement Corp.	32,000	$96,280
Taisei Corp.	31,000	202,792
Taisho Pharmaceutical Holdings Co. Ltd. (a)	900	51,822
Taiyo Nippon Sanso Corp. (a)	4,700	44,773
Takashimaya Co. Ltd.	11,000	89,252
Takeda Pharmaceutical Co. Ltd. (a)	24,400	1,075,479
TDK Corp.	3,700	210,458
Teijin Ltd.	29,000	88,288
Terumo Corp.	9,100	258,021
THK Co. Ltd. (a)	4,800	76,376
Tobu Railway Co. Ltd.	31,000	133,376
Toho Co. Ltd.	3,500	80,046
Toho Gas Co. Ltd. (a)	11,000	65,101
Tohoku Electric Power Co., Inc.	13,600	185,154
Tokio Marine Holdings, Inc.	20,500	767,199
The Tokyo Electric Power Co., Inc. (b)	43,100	289,217
Tokyo Electron Ltd. (a)	5,100	241,058
Tokyo Gas Co. Ltd.	69,000	335,412
Tokyo Tatemono Co. Ltd.	6,400	76,654
Tokyu Corp.	34,000	249,819
Tokyu Fudosan Holdings Corp.	15,600	104,194
TonenGeneral Sekiyu KK	11,000	106,808
Toppan Printing Co. Ltd.	16,000	129,118
Toray Industries, Inc. (a)	44,000	381,336
Toshiba Corp. (a) (b)	120,000	303,038
TOTO Ltd. (a)	4,500	140,853
Toyo Seikan Kaisha Ltd. (a)	4,100	65,160
Toyo Suisan Kaisha Ltd.	2,400	91,122
Toyoda Gosei Co. Ltd. (a)	1,900	37,516
Toyota Industries Corp. (a)	4,900	233,562
Toyota Motor Corp.	83,300	4,899,235
Toyota Tsusho Corp.	7,300	154,194
Trend Micro, Inc. (a)	3,200	113,337
Unicharm Corp. (a)	11,100	196,966
United Urban Investment Corp.	81	108,353
USS Co. Ltd.	6,100	101,980
West Japan Railway Co.	4,900	306,753
Yahoo! Japan Corp.	42,800	163,409
Yakult Honsha Co. Ltd. (a)	3,000	150,264
Yamada Denki Co. Ltd. (a)	25,600	103,376
Yamaguchi Financial Group, Inc. (a)	5,000	61,399
Yamaha Corp.	5,100	113,202
Yamaha Motor Co. Ltd.	7,900	159,335
Yamato Holdings Co. Ltd. (a)	10,400	199,414
Yamazaki Baking Co. Ltd. (a)	3,000	46,288
Yaskawa Electric Corp. (a)	6,200	63,327
Yokogawa Electric Corp. (a)	7,000	73,364
The Yokohama Rubber Co. Ltd.	4,200	74,222

		80,739,987

Luxembourg — 0.2%
ArcelorMittal (a)	29,682	155,089

	Number of Shares	Value
Millicom International Cellular SA	1,998	$124,994
RTL Group (b)	1,107	95,293
SES SA	9,562	301,729
Subsea 7 SA (a) (b)	6,381	48,004
Tenaris SA (a)	14,191	170,755

		895,864

Mauritius — 0.0%
Golden Agri-Resources Ltd. (a)	199,400	46,344

Netherlands — 3.3%
Aegon NV	54,865	315,954
Airbus Group SE	17,855	1,060,515
Akzo Nobel NV	7,278	473,148
Altice NV Class A (b)	7,647	160,001
Altice NV Class B (b)	3,372	75,226
ASML Holding NV	10,746	942,130
Boskalis Westminster	2,320	101,562
CNH Industrial NV	28,327	184,911
Delta Lloyd NV	6,921	58,247
Fiat Chrysler Automobiles NV (b)	11,096	144,628
Fiat Chrysler Automobiles NV (a) (b)	15,554	205,468
Gemalto NV	216	14,001
Gemalto NV	2,180	141,493
Heineken Holding NV Class A	3,019	215,267
Heineken NV	7,227	584,944
ING Groep NV	118,670	1,684,602
Koninklijke Ahold NV	26,518	517,562
Koninklijke DSM NV	5,456	251,931
Koninklijke KPN NV	95,236	356,979
Koninklijke Philips Electronics NV	29,122	686,690
Koninklijke Vopak NV	1,869	74,725
NN Group NV	5,884	168,788
OCI NV (b)	2,350	60,279
QIAGEN NV (b)	6,955	179,389
Randstad Holding NV	3,767	224,783
RELX NV	30,218	493,356
STMicroelectronics NV (a)	19,185	130,635
TNT Express NV	14,978	114,114
Unilever NV	49,873	2,007,103
Wolters Kluwer NV (a)	9,004	277,611

		11,906,042

New Zealand — 0.1%
Auckland International Airport Ltd.	26,753	83,659
Contact Energy Ltd.	19,364	61,416
Fletcher Building Ltd.	18,456	80,436
Meridian Energy Ltd.	51,828	69,839
Mighty River Power Ltd.	14,993	24,121
Ryman Healthcare Ltd.	10,975	51,370
Spark New Zealand Ltd.	53,779	102,507

		473,348

Norway — 0.5%
DnB NOR ASA	29,010	378,058

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gjensidige Forsikring ASA	5,125	$69,100
Norsk Hydro ASA	40,664	135,820
Orkla ASA	24,485	181,883
StatoilHydro ASA	33,078	482,507
Telenor ASA	22,280	416,774
Yara International ASA	5,366	214,430

		1,878,572

Portugal — 0.1%
Banco Comercial Portugues SA (a) (b)	952,922	46,388
Banco Espirito Santo SA (b) (c)	39,664	443
EDP - Energias de Portugal SA	69,191	253,625
Galp Energia SGPS SA	11,681	115,236
Jeronimo Martins SGPS SA	6,789	91,685

		507,377

Singapore — 1.2%
Ascendas Real Estate Investment Trust	74,500	122,889
CapitaLand Commercial Trust	50,500	47,690
CapitaLand Commercial Trust	64,200	85,763
Capitaland Ltd.	79,500	150,199
City Developments Ltd.	13,600	73,646
ComfortDelGro Corp. Ltd.	59,800	121,064
DBS Group Holdings, Ltd.	54,925	627,523
Genting Singapore PLC (a)	163,000	83,105
Global Logistic Properties Ltd.	98,000	140,961
Hutchison Port Holdings Trust (a)	205,700	113,353
Jardine Cycle & Carriage Ltd.	3,577	68,283
Keppel Corp. Ltd. (a)	44,500	213,348
Oversea-Chinese Banking Corp. Ltd. (a)	91,109	564,102
SembCorp Industries Ltd. (a)	26,700	64,984
SembCorp Marine Ltd. (a)	24,300	39,141
Singapore Airlines Ltd.	19,100	143,875
Singapore Exchange Ltd. (a)	25,400	125,698
Singapore Press Holdings Ltd. (a)	50,300	135,953
Singapore Technologies Engineering Ltd.	41,700	87,531
Singapore Telecommunications Ltd.	237,800	603,228
StarHub Ltd. (a)	14,000	34,096
Suntec Real Estate Investment Trust (a)	63,600	67,072
United Overseas Bank Ltd.	38,612	503,743
UOL Group Ltd. (a)	13,129	55,483
Wilmar International Ltd.	67,800	122,890
Yangzijiang Shipbuilding Holdings Ltd. (a)	48,800	39,024

		4,434,644

Spain — 3.4%
Abertis Infraestructuras SA (a)	15,485	244,990
ACS Actividades de Construccion y Servicios SA	5,800	166,782
Aena SA (b) (d)	2,016	222,625

	Number of Shares	Value
Amadeus IT Holding SA Class A	14,041	$600,383
Banco Bilbao Vizcaya Argentaria SA	193,170	1,638,411
Banco de Sabadell SA (a)	147,345	270,653
Banco Popular Espanol SA (a)	50,771	185,142
Banco Santander SA	437,751	2,330,887
Bankia SA (a)	138,585	179,578
Bankinter SA (a)	18,763	137,999
CaixaBank	77,268	297,839
CaixaBank SA (b)	813	3,131
Distribuidora Internacional de Alimentacion SA (a)	17,195	103,929
Enagas SA	6,456	185,037
Endesa SA	9,528	200,754
Ferrovial SA	13,290	317,287
Gas Natural SDG SA	10,482	204,399
Grifols SA (a)	4,398	181,918
Grifols SA Class B	79	2,442
Iberdrola SA	163,327	1,086,670
Industria de Diseno Textil SA	33,590	1,125,252
International Consolidated Airlines Group SA (b)	24,477	218,756
Mapfre SA	32,918	86,006
Red Electrica Corp. SA	3,232	268,476
Repsol YPF SA	31,472	366,734
Telefonica SA	136,133	1,649,978
Zardoya Otis SA (a)	4,522	48,935

		12,324,993

Sweden — 2.8%
Alfa Laval AB (a)	10,112	165,599
Assa Abloy AB	29,691	533,303
Atlas Copco AB	19,848	478,496
Atlas Copco AB Class B	11,578	259,580
Boliden AB	7,760	121,485
Electrolux AB Series B	7,147	202,213
Getinge AB Class B	6,050	135,103
Hennes & Mauritz AB Class B	29,177	1,066,815
Hexagon AB Class B	7,657	234,338
Husqvarna AB Class B	11,694	76,749
ICA Gruppen AB (a)	2,135	72,229
Industrivarden AB Class C	5,030	88,345
Investment AB Kinnevik Class B	6,975	199,692
Investor AB Class B	14,227	489,662
Lundin Petroleum AB (a) (b)	5,743	74,052
Nordea Bank AB	93,325	1,042,273
Sandvik AB	31,737	270,754
Securitas AB Class B	9,503	116,211
Skandinaviska Enskilda Banken AB Class A	44,873	479,575
Skanska AB	11,365	223,192
SKF AB Class B	11,873	218,745
Svenska Cellulosa AB Class B	17,452	489,041
Svenska Handelsbanken AB	46,397	666,545
Swedbank AB Class A	28,148	622,565

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Swedish Match AB	6,027	$182,458
Tele2 AB	11,091	108,190
Telefonaktiebolaget LM Ericsson Class B	93,763	923,615
TeliaSonera AB	77,104	415,841
Volvo AB Class B	45,297	434,843

		10,391,509

Switzerland — 9.5%
ABB Ltd.	67,245	1,190,880
Actelion Ltd.	3,050	387,983
Adecco SA	5,055	370,657
Aryzta AG	2,640	112,038
Baloise Holding AG	1,502	172,552
Barry Callebaut AG	61	66,456
Chocoladefabriken Lindt & Spruengli AG	29	170,327
Chocoladefabriken Lindt & Spruengli AG	3	213,146
Cie Financiere Richemont SA	15,958	1,243,251
Coca-Cola HBC AG	5,988	126,970
Credit Suisse Group	47,685	1,147,191
Dufry AG (b)	1,307	153,263
EMS-Chemie Holding AG Registered	274	112,968
Geberit AG Registered	1,124	344,133
Givaudan SA Registered	274	446,464
Julius Baer Group Ltd.	6,659	302,972
Kuehne & Nagel International AG	1,617	208,100
LafargeHolcim Ltd.	8,863	465,639
LafargeHolcim Ltd. (b)	4,505	235,363
Lonza Group AG Registered	1,585	208,444
Nestle SA	98,189	7,394,270
Novartis AG	69,280	6,381,710
Pargesa Holding SA	755	44,359
Partners Group Holding AG	483	164,102
Roche Holding AG	21,389	5,654,268
Schindler Holding AG	1,338	192,639
Schindler Holding AG	555	81,539
SGS SA	163	284,985
Sika AG	64	198,010
Sonova Holding AG	1,610	207,619
Sulzer AG (a)	903	88,568
Swatch Group AG	917	340,558
The Swatch Group AG	1,760	127,263
Swiss Life Holding AG	960	214,624
Swiss Prime Site AG	1,995	146,013
Swiss Re AG	10,790	927,501
Swisscom AG	769	384,426
Syngenta AG	2,849	915,052
Transocean Ltd. (a)	10,933	141,436
UBS Group AG	111,379	2,063,977
Zurich Insurance Group AG	4,598	1,131,202

		34,762,918

United Kingdom — 19.5%
3i Group PLC	29,087	205,738

	Number of Shares	Value
Aberdeen Asset Management PLC	25,694	$115,561
Admiral Group PLC	6,827	155,428
Aggreko PLC	7,566	109,127
AMEC PLC	10,735	116,648
Anglo American PLC	41,416	346,473
Antofagasta PLC	12,038	91,284
ARM Holdings PLC	43,569	627,882
Ashtead Group PLC	15,074	212,754
Associated British Foods PLC	11,027	558,860
AstraZeneca PLC	38,530	2,445,243
Aviva PLC	122,266	838,141
Babcock International Group PLC	6,752	93,404
BAE Systems PLC	97,462	661,691
Barclays PLC	511,255	1,890,136
Barratt Developments PLC	29,360	287,207
BG Group PLC	104,355	1,504,770
BHP Billiton PLC	64,738	988,299
BP PLC	556,588	2,821,163
British American Tobacco PLC	56,809	3,139,642
British Land Co. PLC	28,657	364,354
BT Group PLC	255,765	1,627,511
Bunzl PLC	9,986	268,043
Burberry Group PLC	13,255	275,092
Capita PLC	20,758	377,011
Capital Shopping Centres Group PLC	27,858	139,232
Carnival PLC	5,491	283,428
Centrica PLC	153,977	535,068
Cobham PLC	34,376	148,864
Compass Group PLC	51,014	814,443
Croda International PLC	4,076	167,413
Diageo PLC	76,727	2,064,760
Direct Line Insurance Group PLC	41,131	233,760
Dixons Carphone PLC	29,354	188,904
easyJet PLC	5,180	139,603
Fresnillo PLC	6,749	60,502
G4S PLC	46,634	163,092
GKN PLC	49,173	200,042
GlaxoSmithKline PLC	148,329	2,843,425
Glencore PLC	363,437	506,449
Hammerson PLC	23,446	221,663
Hargreaves Lansdown PLC	7,890	144,466
HSBC Holdings PLC	594,079	4,494,083
ICAP PLC	16,744	116,079
IMI PLC	8,238	118,449
Imperial Tobacco Group PLC	29,245	1,513,668
Inmarsat PLC	13,446	200,141
InterContinental Hotels Group PLC	7,048	243,742
Intertek Group PLC	4,841	178,449
Investec PLC	16,687	127,912
ITV PLC	113,686	424,182
J Sainsbury PLC (a)	40,422	159,981
Johnson Matthey PLC	6,118	227,259
Kingfisher PLC	69,706	379,046

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Land Securities Group PLC	24,512	$467,933
Legal & General Group PLC	182,927	660,565
Lloyds Banking Group PLC	1,742,430	1,986,323
London Stock Exchange Group PLC	9,283	340,702
Marks & Spencer Group PLC	48,934	371,852
Meggitt PLC	23,989	173,209
Melrose Industries PLC	34,797	139,405
Merlin Entertainments PLC (d)	21,500	121,119
Mondi PLC	10,877	228,280
National Grid PLC	114,388	1,593,054
Next PLC	4,305	496,856
Old Mutual PLC	145,124	416,423
Pearson PLC	24,357	416,287
Persimmon PLC	9,140	278,491
Petrofac Ltd.	7,928	92,409
Prudential PLC	78,551	1,660,612
Randgold Resources Ltd.	2,794	164,460
Reckitt Benckiser Group PLC	19,615	1,780,475
RELX PLC	33,490	574,709
Rexam PLC	23,393	185,441
Rio Tinto PLC	38,692	1,298,068
Rolls-Royce Holdings PLC	54,783	562,534
Royal Bank of Scotland Group PLC (b)	100,355	479,551
Royal Dutch Shell PLC Class A	118,728	2,799,809
Royal Dutch Shell PLC Class B	74,528	1,767,778
Royal Mail PLC	24,056	167,263
RSA Insurance Group PLC	30,133	183,971
SABMiller PLC	29,663	1,680,897
The Sage Group PLC	32,183	243,511
Schroders PLC	4,007	170,519
Scottish & Southern Energy PLC	30,555	692,944
Segro PLC	22,389	145,605
Severn Trent PLC	7,156	236,922
Shire Ltd.	17,819	1,216,218
Sky PLC	31,950	505,581
Smith & Nephew PLC	26,569	464,626
Smiths Group PLC	11,824	180,153
Sports Direct International PLC (b)	7,342	84,230
St James’s Place PLC	16,384	210,918
Standard Chartered PLC	76,557	744,279
Standard Life PLC	57,716	339,661
Tate & Lyle PLC	15,232	136,029
Taylor Wimpey PLC	96,963	287,662
Tesco PLC	250,770	696,819
Travis Perkins PLC	7,440	221,801
Tullow Oil PLC (b)	23,433	60,214
Unilever PLC	39,238	1,598,381
United Utilities Group PLC	20,349	285,262
Vodafone Group PLC	808,379	2,556,125
The Weir Group PLC	6,447	114,350
Whitbread PLC	5,395	381,596
William Hill PLC	24,525	130,374
WM Morrison Supermarkets PLC (a)	71,476	180,068

	Number of Shares	Value
Wolseley PLC	7,712	$451,146
WPP PLC	40,034	833,701

		71,416,738

TOTAL COMMON STOCK (Cost $369,294,306)		355,766,795

PREFERRED STOCK — 0.4%
Germany — 0.4%
Bayerische Motoren Werke AG 3.960%	1,586	108,898
Fuchs Petrolub AG 1.900%	2,127	93,873
Henkel AG & Co. KGaA 1.200%	5,485	563,561
Porsche Automobil Holdings SE 2.660%	4,550	193,661
Volkswagen AG 2.430%	4,979	544,491

		1,504,484

TOTAL PREFERRED STOCK (Cost $2,113,999)		1,504,484

TOTAL EQUITIES (Cost $371,408,305)		357,271,279

MUTUAL FUNDS — 6.6%
United States — 6.6%
State Street Navigator Securities Lending Prime Portfolio (e)	24,042,141	24,042,141

TOTAL MUTUAL FUNDS (Cost $24,042,141)		24,042,141

RIGHTS — 0.0%
Spain — 0.0%
Banco Popular Espanol SA, Expires 10/1/15 (a) (b) (c)	50,771	1,017

TOTAL RIGHTS (Cost $1,152)		1,017

TOTAL LONG-TERM INVESTMENTS (Cost $395,451,598)		381,314,437

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, 10/01/15 (f)	$12,138,013	$12,138,013

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	97,496	97,496

TOTAL SHORT-TERM INVESTMENTS (Cost $12,235,509)		12,235,509

TOTAL INVESTMENTS — 107.4% (Cost $407,687,107) (g)		393,549,946

Other Assets/(Liabilities) — (7.4)%		(27,055,448)

NET ASSETS — 100.0%		$366,494,498

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $22,782,973 or 6.22% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $355,295 or 0.10% of net assets.
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $432,433 or 0.12% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $12,138,017. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $12,383,388.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Australia — 1.4%
AMP Ltd.	575,857	$2,255,756
Australia & New Zealand Banking Group Ltd.	107,881	2,066,669
Goodman Group	294,178	1,211,515
Orica Ltd. (a)	312,583	3,311,019

		8,844,959

Belgium — 0.5%
KBC Groep NV	37,571	2,369,206
Solvay SA Class A	4,572	467,301

		2,836,507

Bermuda — 0.7%
Global Brands Group Holding Ltd. (b)	9,955,600	2,071,116
Li & Fung Ltd.	3,271,600	2,517,779

		4,588,895

Brazil — 0.4%
Itau Unibanco Holding SA Sponsored ADR (Brazil)	328,010	2,171,426

Canada — 2.2%
Canadian National Railway Co. (a)	80,534	4,571,110
Element Financial Corp. (b)	138,199	1,886,838
Loblaw Cos. Ltd.	44,625	2,297,627
Suncor Energy, Inc.	106,051	2,836,239
Valeant Pharmaceuticals International, Inc. (b)	13,536	2,414,552

		14,006,366

Cayman Islands — 1.6%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (b)	20,596	1,214,546
Baidu, Inc. Sponsored ADR (Cayman Islands) (b)	28,355	3,896,261
Cheung Kong Property Holdings Ltd.	154,100	1,129,375
CK Hutchison Holdings Ltd.	118,100	1,544,134
Melco Crown Entertainment Ltd. ADR (Cayman Islands) (a)	161,200	2,218,112

		10,002,428

China — 0.1%
Industrial & Commercial Bank of China	950,000	550,771

Denmark — 0.3%
Carlsberg A/S Class B	23,805	1,831,982

Finland — 0.6%
Nokia Oyj	301,474	2,065,408
UPM-Kymmene OYJ	118,520	1,780,664

		3,846,072

France — 13.3%
Air Liquide	60,918	7,218,695
AXA SA	119,701	2,905,999

	Number of Shares	Value
BNP Paribas	160,478	$9,449,864
Bureau Veritas SA	174,445	3,680,300
Cap Gemini SA	14,815	1,320,104
Danone SA	166,229	10,512,983
Dassault Systemes SA	29,533	2,180,500
Engie	314,404	5,091,265
Hermes International	1,697	617,833
Kering	23,400	3,830,036
L’Oreal	5,905	1,026,802
Legrand SA	46,611	2,478,120
LVMH Moet Hennessy Louis Vuitton SE	46,087	7,864,379
Pernod-Ricard SA	88,093	8,895,260
Renault SA	20,805	1,494,555
Safran SA	7,360	555,333
Schneider Electric SE	104,021	5,833,385
Societe Generale SA	20,116	899,830
Sodexo SA	7,899	655,183
Thales SA	20,795	1,448,758
Total SA	93,061	4,195,663
Valeo SA	11,490	1,555,983

		83,710,830

Germany — 10.2%
Adidas AG	4,800	386,356
Allianz SE	43,680	6,846,200
Bayer AG	116,440	14,881,992
Bayerische Motoren Werke AG	66,950	5,923,904
Beiersdorf AG	71,898	6,361,745
Brenntag AG	22,212	1,195,356
Daimler AG	103,828	7,526,389
Deutsche Bank AG	46,771	1,257,377
HeidelbergCement AG	10,143	694,529
Infineon Technologies AG	91,973	1,033,601
Linde AG	22,933	3,714,792
Merck KGaA	35,621	3,153,551
MTU Aero Engines AG	15,614	1,304,162
ProSiebenSat.1 Media SE	63,902	3,129,268
SAP SE	92,175	5,963,390
TUI AG	46,216	853,798

		64,226,410

Hong Kong — 1.2%
AIA Group Ltd.	1,266,400	6,593,567
CNOOC Ltd.	931,000	963,696

		7,557,263

India — 0.8%
Housing Development Finance Corp.	195,219	3,614,523
Tata Consultancy Services Ltd.	42,553	1,677,712

		5,292,235

Indonesia — 0.3%
Bank Mandari Tbk PT	3,030,100	1,644,041

Ireland — 1.3%
Experian PLC	165,400	2,654,517

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ryanair Holdings PLC Sponsored ADR (Ireland)	20,376	$1,595,441
Willis Group Holdings PLC	94,400	3,867,568

		8,117,526

Israel — 0.4%
Check Point Software Technologies Ltd. (b)	33,565	2,662,711

Italy — 2.5%
Enel SpA	565,363	2,527,966
Exor SpA	58,600	2,560,361
Intesa Sanpaolo SpA	1,237,389	4,369,838
Prada SpA	891,800	3,422,213
Telecom Italia SpA (b)	1,364,951	1,678,222
UniCredit SpA	162,239	1,011,118

		15,569,718

Japan — 16.4%
The Dai-ichi Life Insurance Co. Ltd.	70,600	1,129,058
Daikin Industries Ltd.	19,900	1,118,889
Daiwa House Industry Co. Ltd.	71,900	1,784,656
Daiwa Securities Group, Inc.	832,000	5,392,043
Denso Corp.	156,200	6,622,047
Dentsu, Inc.	22,700	1,163,748
Fanuc Corp.	20,800	3,206,719
Honda Motor Co. Ltd.	407,400	12,148,137
Hoya Corp.	217,800	7,156,836
Inpex Corp.	318,700	2,847,315
Japan Airlines Co. Ltd.	49,500	1,747,466
Japan Tobacco, Inc.	154,600	4,809,270
Kawasaki Heavy Industries Ltd. (a)	236,000	817,012
Komatsu Ltd. (a)	208,600	3,070,152
Kyocera Corp.	77,200	3,542,517
Meitec Corp.	3,400	119,120
Mitsubishi Corp.	93,900	1,543,841
Mitsubishi UFJ Financial Group, Inc.	700,200	4,231,908
Mitsui Fudosan Co. Ltd.	78,000	2,145,055
Nippon Telegraph & Telephone Corp.	93,300	3,276,670
Nissan Motor Co. Ltd. (a)	175,000	1,612,007
Nomura Holdings, Inc.	898,000	5,210,394
Olympus Corp.	18,700	582,331
Omron Corp.	88,600	2,677,990
Secom Co. Ltd.	9,900	596,572
Seven & I Holdings Co. Ltd.	31,600	1,447,836
Shin-Etsu Chemical Co. Ltd.	32,600	1,675,607
Sompo Japan Nipponkoa Holdings, Inc.	50,000	1,457,887
Sony Corp.	80,800	1,975,676
Sumitomo Mitsui Financial Group, Inc.	41,200	1,568,381
Terumo Corp.	178,200	5,052,680
Toyota Motor Corp.	193,600	11,386,457

		103,116,277

	Number of Shares	Value
Luxembourg — 0.1%
ArcelorMittal (a)	155,967	$814,930

Netherlands — 4.9%
Airbus Group SE	11,538	685,311
Akzo Nobel NV	89,694	5,831,067
CNH Industrial NV	669,300	4,369,017
Heineken NV	12,820	1,037,635
ING Groep NV	514,194	7,299,337
Koninklijke KPN NV	494,787	1,854,638
Koninklijke Philips Electronics NV	171,759	4,050,035
NN Group NV	45,258	1,298,271
Randstad Holding NV	73,955	4,413,021

		30,838,332

Norway — 0.4%
DnB NOR ASA	92,302	1,202,878
Norsk Hydro ASA	445,616	1,488,378

		2,691,256

Papua New Guinea — 0.2%
Oil Search Ltd.	222,954	1,130,472

Republic of Korea — 1.1%
Samsung Electronics Co., Ltd.	7,388	7,105,015

Singapore — 1.1%
DBS Group Holdings, Ltd.	474,100	5,416,639
Singapore Telecommunications Ltd.	344,300	873,386
Singapore Telecommunications Ltd.	218,600	548,572

		6,838,597

Spain — 0.6%
Amadeus IT Holding SA Class A	71,748	3,067,890
Bankia SA (a)	730,936	947,144

		4,015,034

Sweden — 2.2%
Atlas Copco AB Class B	74,500	1,670,299
Electrolux AB Series B	80,746	2,284,575
Hennes & Mauritz AB Class B	149,332	5,460,107
Sandvik AB	75,679	645,631
SKF AB Class B	173,100	3,189,150
Swedish Match AB	12,200	369,336

		13,619,098

Switzerland — 11.4%
Cie Financiere Richemont SA	46,450	3,618,812
Credit Suisse Group	359,994	8,660,625
Julius Baer Group Ltd.	61,267	2,787,532
Kuehne & Nagel International AG	25,621	3,297,307
LafargeHolcim Ltd.	62,580	3,287,790
Nestle SA	198,436	14,943,521
Novartis AG	111,944	10,311,693
Roche Holding AG	45,702	12,081,507
Schindler Holding AG	6,100	878,249
Sonova Holding AG	14,565	1,878,244
Swatch Group AG	5,200	1,931,193

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UBS Group AG	419,802	$7,779,401

		71,455,874

Taiwan — 1.4%
Hon Hai Precision Industry Co. Ltd.	630,319	1,648,733
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	346,267	7,185,040

		8,833,773

United Kingdom — 18.8%
Ashtead Group PLC	46,500	656,300
AstraZeneca PLC	44,385	2,816,821
Aviva PLC	257,467	1,764,953
Barclays PLC	1,685,456	6,231,219
Barratt Developments PLC	69,990	684,659
BG Group PLC	332,353	4,792,438
British American Tobacco PLC	29,627	1,637,385
British Land Co. PLC	59,012	750,296
Burberry Group PLC	28,200	585,258
Compass Group PLC	650,655	10,387,767
Delphi Automotive PLC	36,079	2,743,447
Diageo PLC	309,353	8,324,836
Dixons Carphone PLC	177,014	1,139,149
G4S PLC	96,600	337,837
GlaxoSmithKline PLC	25,300	484,994
Glencore PLC	2,552,400	3,556,768
HSBC Holdings PLC	700,371	5,298,159
InterContinental Hotels Group PLC	32,280	1,116,342
Lloyds Banking Group PLC	4,797,262	5,468,750
Meggitt PLC	241,949	1,746,955
National Grid PLC	162,355	2,261,079
Prudential PLC	269,405	5,695,372
Reckitt Benckiser Group PLC	84,864	7,703,198
Rio Tinto PLC	117,180	3,931,241
Rolls-Royce Holdings PLC	338,266	3,473,451
SABMiller PLC	14,825	840,080
Schroders PLC	35,100	1,493,689
Schroders PLC	300	9,830
Shire Ltd.	25,633	1,749,555
Sky PLC	410,837	6,501,135
Smiths Group PLC	347,628	5,296,539
Standard Chartered PLC	162,263	1,577,504
Vodafone Group PLC	1,298,674	4,106,457
Wolseley PLC	36,046	2,108,664
WPP PLC	508,388	10,587,089

		117,859,216

United States — 1.2%
Yum! Brands, Inc.	95,224	7,613,159

TOTAL COMMON STOCK (Cost $638,715,583)		613,391,173

TOTAL EQUITIES (Cost $638,715,583)		613,391,173

	Number of Shares	Value
MUTUAL FUNDS — 2.7%
United States — 2.7%
State Street Navigator Securities Lending Prime Portfolio (c)	16,642,210	$16,642,210

TOTAL MUTUAL FUNDS (Cost $16,642,210)		16,642,210

TOTAL LONG-TERM INVESTMENTS (Cost $655,357,793)		630,033,383

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, 10/01/15 (d)	$10,185,140	10,185,140

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	15,118	15,118

TOTAL SHORT-TERM INVESTMENTS (Cost $10,200,258)		10,200,258

TOTAL INVESTMENTS — 101.9% (Cost $665,558,051) (e)		640,233,641

Other Assets/(Liabilities) — (1.9)%		(12,019,007)

NET ASSETS — 100.0%		$628,214,634

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $15,958,314 or 2.54% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $10,185,143. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 1.750%, maturity dates ranging from 1/31/22 – 9/30/22, and an aggregate market value, including accrued interest, of $10,394,713.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,421,084,003	$256,848,081
Repurchase Agreements, at value (b)	18,393,313	2,115,463
Other short-term investments, at value (Note 2) (c)	136,507,523	35,091,210

Total investments (d)	1,575,984,839	294,054,754

Cash	-	1,246
Foreign currency, at value (e)	1	634,899
Receivables from:
Investments sold	2,750,625	2,991,149
Investments sold on a when-issued basis (Note 2)	10,631,223	19,149,918
Open forward foreign currency contracts (Note 2)	-	111,179
Investment adviser (Note 3)	-	37,144
Fund shares sold	70,851	30,536
Variation margin on open derivative instruments (Note 2)	-	388,141
Interest and dividends	6,047,240	1,723,376
Foreign taxes withheld	-	-
Collateral pledged for open derivative contracts	-	1,166,109
Prepaid expenses	45,644	35,654

Total assets	1,595,530,423	320,324,105

Liabilities:
Payables for:
Investments purchased	8,140,765	6,853,340
Written options outstanding, at value (Note 2) (f)	-	36,304
Open forward foreign currency contracts (Note 2)	-	333,433
Fund shares repurchased	7,971,186	516,384
Investments purchased on a when-issued basis (Note 2)	190,881,553	38,316,736
Securities on loan (Note 2)	-	-
Payable for premium on purchased options	-	1,055
Trustees’ fees and expenses (Note 3)	292,166	61,282
Variation margin on open derivative instruments (Note 2)	29,691	-
Affiliates (Note 3):
Investment advisory fees	399,890	95,060
Administration fees	126,579	32,635
Service fees	246,785	35,201
Shareholder service fees	20,118	11,728
Distribution fees	30,751	2,293
Due to custodian	-	-
Accrued expense and other liabilities	17,472	36,562

Total liabilities	208,156,956	46,332,013

Net assets	$1,387,373,467	$273,992,092

Net assets consist of:
Paid-in capital	$1,364,056,190	$277,536,581
Undistributed (accumulated) net investment income (loss)	18,983,566	5,861,158
Accumulated net realized gain (loss) on investments and foreign currency transactions	(819,660)	(5,687,621)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,153,371	(3,718,026)

Net assets	$1,387,373,467	$273,992,092

(a) Cost of investments:	$1,416,121,101	$259,732,747
(b) Cost of repurchase agreements:	$18,393,313	$2,115,463
(c) Cost of other short-term investments:	$136,507,523	$35,091,210
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$1	$665,956
(f) Premiums on written options:	$-	$50,604

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$321,343,818	$1,267,565,731	$252,471,705	$3,359,106,469	$766,510,897
4,236,681	11,250,485	1,004,547	75,064,149	70,799,164
8,504	58,902	136,197	6,523,336	-

325,589,003	1,278,875,118	253,612,449	3,440,693,954	837,310,061

-	-	-	-	-
-	156,037	125,393	-	-

4,334,716	3,443,701	303,843	-	-
-	-	-	-	-
-	-	-	-	-
-	-	24,682	-	-
64,109	366,139	41,511	1,586,320	100,263
-	-	-	1,526,978	-
429,443	1,750,000	396,530	4,044,256	1,010,195
-	351,949	14,269	-	-
-	-	-	-	-
44,169	42,763	37,846	44,715	37,358

330,461,440	1,284,985,707	254,556,523	3,447,896,223	838,457,877

4,185,536	-	187,396	-	19,395,037
-	-	-	-	-
-	-	-	-	-
303,475	3,674,595	1,265,755	12,072,203	1,301,867
-	-	-	-	-
-	-	10,281,547	-	-
-	-	-	-	-
107,529	358,193	220,967	716,563	222,131
-	-	-	-	-

135,856	641,419	125,534	269,582	476,848
27,460	99,583	23,096	399,380	73,394
14,304	117,189	24,227	376,628	129,394
4,022	40,947	6,638	89,995	38,723
159	605	53	14,546	1,161
-	-	3,182	-	-
29,699	34,137	31,283	46,447	33,524

4,808,040	4,966,668	12,169,678	13,985,344	21,672,079

$325,653,400	$1,280,019,039	$242,386,845	$3,433,910,879	$816,785,798

$296,119,490	$910,300,906	$218,913,718	$2,250,796,744	$669,814,683
4,245,850	16,509,611	4,873,376	46,140,668	10,522,101
(5,748,196)	134,652,191	24,999,515	24,934,131	108,571,256
31,036,256	218,556,331	(6,399,764)	1,112,039,336	27,877,758

$325,653,400	$1,280,019,039	$242,386,845	$3,433,910,879	$816,785,798

$290,307,562	$1,048,992,700	$258,865,309	$2,245,129,184	$738,633,139
$4,236,681	$11,250,485	$1,004,547	$75,064,149	$70,799,164
$8,504	$58,902	$136,197	$6,523,336	$-
$-	$-	$10,032,625	$-	$-
$-	$156,301	$131,282	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$534,130,538	$68,560,691

Shares outstanding (a)	52,533,896	6,710,405

Net asset value, offering price and redemption price per share	$10.17	$10.22

Class R5 shares:
Net assets	$166,481,747	$50,846,024

Shares outstanding (a)	16,407,426	4,975,853

Net asset value, offering price and redemption price per share	$10.15	$10.22

Service Class shares:
Net assets	$209,728,490	$59,568,346

Shares outstanding (a)	20,617,386	5,831,122

Net asset value, offering price and redemption price per share	$10.17	$10.22

Administrative Class shares:
Net assets	$89,080,015	$36,812,286

Shares outstanding (a)	8,814,297	3,614,568

Net asset value, offering price and redemption price per share	$10.11	$10.18

Class A shares:
Net assets	$1,998,291	$40,576,687

Shares outstanding (a)	197,201	3,997,337

Net asset value and redemption price per share	$10.13	$10.15

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.64	$10.66

Class R4 shares:
Net assets	$336,956,352	$14,724,017

Shares outstanding (a)	33,165,758	1,450,763

Net asset value, offering price and redemption price per share	$10.16	$10.15

Class R3 shares:
Net assets	$48,998,034	$2,904,041

Shares outstanding (a)	4,859,536	288,597

Net asset value, offering price and redemption price per share	$10.08	$10.06

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$75,826,559	$422,026,146	$59,770,807	$860,720,344	$216,254,142

5,559,067	33,873,091	7,895,017	49,187,164	11,200,500

$13.64	$12.46	$7.57	$17.50	$19.31

$207,187,272	$423,630,970	$123,464,466	$872,011,271	$240,748,464

15,191,913	33,915,302	16,295,895	49,773,438	12,450,218

$13.64	$12.49	$7.58	$17.52	$19.34

$14,982,932	$158,633,763	$9,543,350	$636,417,358	$76,244,560

1,098,939	12,748,753	1,256,972	36,318,357	3,990,795

$13.63	$12.44	$7.59	$17.52	$19.11

$6,205,754	$102,932,229	$15,633,938	$493,478,575	$97,735,644

453,687	8,238,771	2,071,833	28,517,369	5,161,261

$13.68	$12.49	$7.55	$17.30	$18.94

$20,925,617	$170,053,818	$33,801,914	$11,783,669	$181,802,681

1,540,392	13,774,855	4,494,060	688,121	9,893,711

$13.58	$12.35	$7.52	$17.12	$18.38

$14.41	$13.10	$7.98	$18.16	$19.50

$278,674	$1,845,800	$93,601	$534,856,386	$1,683,150

20,538	149,822	12,477	31,173,224	91,714

$13.57	$12.32	$7.50	$17.16	$18.35

$246,592	$896,313	$78,769	$24,643,276	$2,317,157

18,107	73,186	10,675	1,453,778	130,769

$13.62	$12.25	$7.38	$16.95	$17.72

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$127,016,214	$1,401,241,511
Repurchase Agreements, at value (b)	1,935,113	5,523,592
Other short-term investments, at value (Note 2) (c)	-	4,884,479

Total investments (d)	128,951,327	1,411,649,582

Foreign currency, at value (e)	-	1
Receivables from:
Investments sold	1,188,049	4,855,978
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	22,712	-
Fund shares sold	71,073	406,101
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	55,451	702,086
Foreign taxes withheld	-	5,492
Prepaid expenses	37,518	39,687

Total assets	130,326,130	1,417,658,927

Liabilities:
Payables for:
Investments purchased	556,901	5,141,837
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	235,464	3,632,043
Securities on loan (Note 2)	212,074	-
Trustees’ fees and expenses (Note 3)	25,115	282,800
Affiliates (Note 3):
Investment advisory fees	70,378	742,151
Administration fees	10,144	128,004
Service fees	12,227	116,161
Shareholder service fees	3,748	56,252
Distribution fees	68	1,930
Due to custodian	-	-
Accrued expense and other liabilities	31,132	45,793

Total liabilities	1,157,251	10,146,971

Net assets	$129,168,879	$1,407,511,956

Net assets consist of:
Paid-in capital	$102,479,196	$969,883,664
Undistributed (accumulated) net investment income (loss)	740,798	465,878
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,925,167	228,662,642
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,023,718	208,499,772

Net assets	$129,168,879	$1,407,511,956

(a) Cost of investments:	$113,992,496	$1,192,741,493
(b) Cost of repurchase agreements:	$1,935,113	$5,523,592
(c) Cost of other short-term investments:	$-	$4,884,479
(d) Securities on loan with market value of:	$206,366	$-
(e) Cost of foreign currency:	$-	$1

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$996,640,973	$139,939,836	$166,620,760	$331,551,260	$270,068,345
27,463,342	1,520,846	8,773,798	6,614,049	8,553,015
-	8,800	49,006	239,721	554,995

1,024,104,315	141,469,482	175,443,564	338,405,030	279,176,355

-	-	-	-	-

5,342,569	1,581,551	2,507,160	4,202,772	6,596
-	2,385	-	-	-
-	14,288	18,192	-	21,818
247,871	154,312	47,151	36,258	147,145
-	-	-	35,000	131,498
215,818	295,169	190,996	507,581	258,747
48,722	177	-	-	-
43,642	45,198	36,920	41,359	40,762

1,030,002,937	143,562,562	178,243,983	343,228,000	279,782,921

11,134,970	717,791	1,949,333	1,004,332	-
-	1,570	-	-	-
6,430,699	265,659	234,531	1,207,578	373,478
37,590,175	-	-	21,193,064	8,436,128
171,649	40,307	34,966	149,704	20,897

579,540	84,581	110,495	231,897	22,572
79,199	5,706	13,973	24,642	26,590
105,719	2,162	4,742	21,992	34,309
38,304	487	1,731	7,025	10,956
516	59	69	38	4,484
-	-	27,339	14,112	-
33,134	29,761	30,064	23,145	27,280

56,163,905	1,148,083	2,407,243	23,877,529	8,956,694

$973,839,032	$142,414,479	$175,836,740	$319,350,471	$270,826,227

$707,790,632	$138,862,004	$150,361,889	$246,890,375	$255,537,121
(164,144)	1,272,470	696,399	1,474,140	2,260,618
95,777,750	12,300,000	4,691,945	66,574,047	10,602,430
170,434,794	(10,019,995)	20,086,507	4,411,909	2,426,058

$973,839,032	$142,414,479	$175,836,740	$319,350,471	$270,826,227

$826,206,179	$149,960,638	$146,534,231	$327,049,471	$267,354,115
$27,463,342	$1,520,846	$8,773,798	$6,614,049	$8,553,015
$-	$8,800	$49,006	$239,721	$554,995
$36,792,054	$-	$-	$20,606,404	$8,179,622
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class I shares:
Net assets	$75,264,668	$317,028,789

Shares outstanding (a)	9,379,769	18,385,106

Net asset value, offering price and redemption price per share	$8.02	$17.24

Class R5 shares:
Net assets	$20,054,050	$491,897,203

Shares outstanding (a)	2,496,080	28,573,650

Net asset value, offering price and redemption price per share	$8.03	$17.22

Service Class shares:
Net assets	$5,626,998	$197,891,041

Shares outstanding (a)	711,500	11,579,908

Net asset value, offering price and redemption price per share	$7.91	$17.09

Administrative Class shares:
Net assets	$10,156,632	$226,192,847

Shares outstanding (a)	1,308,000	13,382,050

Net asset value, offering price and redemption price per share	$7.77	$16.90

Class A shares:
Net assets	$17,773,520	$150,749,464

Shares outstanding (a)	2,370,953	9,221,337

Net asset value and redemption price per share	$7.50	$16.35

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$7.96	$17.35

Class R4 shares:
Net assets	$193,284	$19,815,585

Shares outstanding (a)	25,808	1,209,630

Net asset value, offering price and redemption price per share	$7.49	$16.38

Class R3 shares:
Net assets	$99,727	$3,937,027

Shares outstanding (a)	13,868	251,525

Net asset value, offering price and redemption price per share	$7.19	$15.65

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$352,116,560	$128,580,607	$65,867,624	$125,447,054	$137,654,079

32,060,538	9,380,289	4,504,852	9,629,543	11,064,690

$10.98	$13.71	$14.62	$13.03	$12.44

$220,721,118	$8,406,454	$93,458,018	$128,043,200	$11,432,666

20,208,977	611,175	6,390,434	9,804,012	921,214

$10.92	$13.75	$14.62	$13.06	$12.41

$149,543,092	$2,689,223	$3,271,691	$16,671,740	$16,532,526

13,950,078	195,996	223,177	1,282,328	1,337,800

$10.72	$13.72	$14.66	$13.00	$12.36

$107,016,767	$269,537	$6,019,684	$18,220,244	$50,068,735

10,234,311	19,518	413,040	1,417,955	4,053,394

$10.46	$13.81	$14.57	$12.85	$12.35

$140,896,498	$2,286,801	$6,457,876	$30,820,070	$32,378,481

14,130,666	167,314	444,666	2,454,403	2,627,186

$9.97	$13.67	$14.52	$12.56	$12.32

$10.58	$14.50	$15.41	$13.33	$13.07

$2,793,520	$93,318	$639,158	$91,592	$14,013,722

279,635	6,836	44,048	7,316	1,137,209

$9.99	$13.65	$14.51	$12.52	$12.32

$751,477	$88,539	$122,689	$56,571	$8,746,018

79,471	6,511	8,472	4,704	710,724

$9.46	$13.60	$14.48	$12.03	$12.31

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2) (a)	$287,501,405	$2,373,505,233
Repurchase Agreements, at value (b)	6,073,072	100,459,964
Other short-term investments, at value (Note 2) (c)	525,404	27,400

Total investments (d)	294,099,881	2,473,992,597

Foreign currency, at value (e)	13	52,831
Receivables from:
Investments sold	79,442	12,284,424
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	29,841	-
Fund shares sold	122,082	2,649,044
Variation margin on derivative instruments (Note 2)	108,275	-
Interest and dividends	380,356	855,743
Foreign taxes withheld	-	-
Collateral pledged for open derivative instruments	-	-
Prepaid expenses	40,761	43,098

Total assets	294,860,651	2,489,877,737

Liabilities:
Payables for:
Investments purchased	996,365	7,848,105
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	262,084	6,334,562
Securities on loan (Note 2)	31,213,880	89,708,997
Trustees’ fees and expenses (Note 3)	15,555	458,961
Affiliates (Note 3):
Investment advisory fees	21,889	1,407,072
Administration fees	17,734	185,848
Service fees	18,242	212,814
Shareholder service fees	6,126	95,375
Distribution fees	2,931	2,626
Due to custodian	3	-
Accrued expense and other liabilities	20,068	24,829

Total liabilities	32,574,877	106,279,189

Net assets	$262,285,774	$2,383,598,548

Net assets consist of:
Paid-in capital	$269,536,166	$1,732,170,331
Undistributed (accumulated) net investment income (loss)	1,710,590	(3,155,003)
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,883,271	200,970,698
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(13,844,253)	453,612,522

Net assets	$262,285,774	$2,383,598,548

(a) Cost of investments:	$301,090,969	$1,919,892,714
(b) Cost of repurchase agreements:	$6,073,072	$100,459,964
(c) Cost of other short-term investments:	$525,404	$27,400
(d) Securities on loan with market value of:	$30,086,210	$87,362,858
(e) Cost of foreign currency:	$13	$52,829

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$517,106,937	$67,679,263	$381,314,437	$630,033,383
175,716,955	754,864	12,138,013	10,185,140
10,863	-	97,496	15,118

692,834,755	68,434,127	393,549,946	640,233,641

4	15,354	2,060,739	128,385

126,680,190	655,018	-	3,034,542
-	300,995	17,866	903,568
-	22,406	42,541	-
415,109	756,645	451,274	3,690,709
10,693,712	-	971,183	-
534,670	181,176	991,614	1,616,925
-	82,838	357,896	1,588,663
-	-	792,505	-
45,341	33,250	41,507	41,787

831,203,781	70,481,809	399,277,071	651,238,220

4,152,989	612,670	8,055,082	3,753,341
-	425,148	110,259	1,101,989
303,628,736	46,290	458,380	766,159
-	3,081,891	24,042,141	16,642,210
220,530	41,262	26,612	199,817

571,379	43,700	30,136	418,481
36,951	5,621	19,245	45,050
32,994	505	14,515	42,221
11,741	87	6,098	15,138
207	74	2,462	692
1,629	-	-	-
32,912	38,166	17,643	38,488

308,690,068	4,295,414	32,782,573	23,023,586

$522,513,713	$66,186,395	$366,494,498	$628,214,634

$440,702,767	$149,160,378	$373,815,503	$688,509,493
(214,454)	70,705	7,106,791	8,703,006
101,152,228	(77,192,389)	102,298	(43,568,860)
(19,126,828)	(5,852,299)	(14,530,094)	(25,429,005)

$522,513,713	$66,186,395	$366,494,498	$628,214,634

$536,233,580	$73,398,921	$395,451,598	$655,357,793
$175,716,955	$754,864	$12,138,013	$10,185,140
$10,863	$-	$97,496	$15,118
$-	$2,915,278	$22,782,973	$15,958,314
$4	$15,711	$2,099,501	$129,442

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class I shares:
Net assets	$185,516,434	$816,702,756

Shares outstanding (a)	16,439,641	43,582,432

Net asset value, offering price and redemption price per share	$11.28	$18.74

Class R5 shares:
Net assets	$7,948,018	$641,170,271

Shares outstanding (a)	704,491	34,420,590

Net asset value, offering price and redemption price per share	$11.28	$18.63

Service Class shares:
Net assets	$8,109,731	$238,435,781

Shares outstanding (a)	723,693	13,025,819

Net asset value, offering price and redemption price per share	$11.21	$18.30

Administrative Class shares:
Net assets	$30,993,498	$364,801,014

Shares outstanding (a)	2,760,950	20,600,407

Net asset value, offering price and redemption price per share	$11.23	$17.71

Class A shares:
Net assets	$14,477,647	$306,259,318

Shares outstanding (a)	1,296,731	18,284,129

Net asset value and redemption price per share	$11.16	$16.75

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.84	$17.77

Class R4 shares:
Net assets	$9,367,077	$11,441,270

Shares outstanding (a)	838,628	681,606

Net asset value, offering price and redemption price per share	$11.17	$16.79

Class R3 shares:
Net assets	$5,873,369	$4,788,138

Shares outstanding (a)	526,515	302,851

Net asset value, offering price and redemption price per share	$11.16	$15.81

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$237,215,341	$65,201,535	$278,051,472	$290,692,077

15,634,856	10,266,982	23,800,200	37,832,805

$15.17	$6.35	$11.68	$7.68

$168,986,748	$11,554	$16,009,699	$161,529,050

11,210,427	1,821	1,370,410	20,964,788

$15.07	$6.34	$11.68	$7.70

$36,193,986	$141,958	$14,896,104	$77,184,395

2,490,621	21,819	1,280,115	10,074,449

$14.53	$6.51	$11.64	$7.66

$33,349,809	$84,908	$33,128,099	$35,607,130

2,391,169	12,890	2,850,737	4,614,742

$13.95	$6.59	$11.62	$7.72

$46,014,286	$559,799	$12,680,665	$58,522,753

3,546,455	88,436	1,093,936	7,751,476

$12.97	$6.33	$11.59	$7.55

$13.76	$6.72	$12.30	$8.01

$438,254	$87,098	$6,697,268	$3,422,260

33,722	13,790	578,055	458,363

$13.00	$6.32	$11.59	$7.47

$315,289	$99,543	$5,031,191	$1,256,969

26,223	15,787	434,520	167,050

$12.02	$6.31	$11.58	$7.52

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2015*

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$8,933
Interest	22,483,824	5,885,511
Securities lending net income	-	-

Total investment income	22,483,824	5,894,444

Expenses (Note 3):
Investment advisory fees	3,703,402	815,715
Custody fees	68,953	92,761
Audit fees	51,546	47,779
Legal fees	4,548	1,113
Accounting & Administration fees	91,932	74,804
Proxy fees	1,033	1,033
Shareholder reporting fees	38,149	11,256
Trustees’ fees	84,583	15,245
Registration and filing fees	66,098	56,338
Transfer agent fees	2,250	2,250

	4,112,494	1,118,294
Administration fees:
Class R5	112,129	36,577
Service Class	295,740	64,946
Administrative Class	97,025	40,932
Class A	1,278	41,153
Class R4	530,857	9,236
Class R3	73,078	4,408
Distribution fees:
Class R3	91,348	5,511
Service fees:
Class A	2,129	68,588
Class R4	663,570	11,545
Class R3	91,348	5,511
Shareholder service fees:
Service Class	98,580	21,649
Administrative Class	97,025	40,932
Class A	1,278	41,153

Total expenses	6,267,879	1,510,435
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	(52,585)
Class R5 fees reimbursed by adviser	-	(39,311)
Service Class fees reimbursed by adviser	-	(46,438)
Administrative Class fees reimbursed by adviser	-	(29,243)
Class A fees reimbursed by adviser	-	(29,524)
Class R4 fees reimbursed by adviser	-	(5,262)
Class R3 fees reimbursed by adviser	-	(2,388)
Class I advisory fees waived	(190,798)	-
Class R5 advisory fees waived	(56,101)	-
Service Class advisory fees waived	(98,438)	-
Administrative Class advisory fees waived	(32,356)	-
Class A advisory fees waived	(428)	-
Class R4 advisory fees waived	(132,666)	-
Class R3 advisory fees waived	(18,270)	-

Net expenses	5,738,822	1,305,684

Net investment income (loss)	16,745,002	4,588,760

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$6,337,554	$24,331,452	$6,995,743	$54,183,769	$17,454,823
479	1,211	593	6,003	5,956
-	-	187,006	-	-

6,338,033	24,332,663	7,183,342	54,189,772	17,460,779

1,404,564	6,433,016	1,647,608	2,498,865	4,928,827
56,320	91,950	30,117	195,683	52,302
34,182	34,594	34,580	37,365	34,930
1,431	5,638	1,160	14,656	3,932
42,997	84,572	41,157	175,442	65,427
1,033	1,033	1,033	1,033	1,033
12,280	29,217	13,943	89,036	21,293
22,869	88,058	22,834	214,337	58,713
53,453	62,657	52,507	68,974	63,684
2,250	2,250	2,250	2,250	2,250

1,631,379	6,832,985	1,847,189	3,297,641	5,232,391

171,419	368,909	115,755	735,825	219,078
17,993	209,744	11,967	1,050,775	102,927
9,533	132,082	23,658	829,261	124,861
26,187	219,315	48,561	11,070	242,117
339	652	151	1,062,195	1,855
353	1,453	134	27,842	1,895

441	1,816	167	27,842	2,369

43,646	365,525	80,935	13,837	403,529
424	815	190	1,062,195	2,318
441	1,816	167	27,842	2,369

5,997	69,915	3,989	262,694	34,309
9,533	132,082	23,658	621,946	124,861
26,187	219,315	48,561	8,302	242,117

1,943,872	8,556,424	2,205,082	9,039,267	6,736,996

-	-	(42,276)	-	-
-	-	(50,585)	-	-
-	-	(3,518)	-	-
-	-	(6,750)	-	-
-	-	(14,008)	-	-
-	-	(34)	-	-
-	-	(29)	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-

1,943,872	8,556,424	2,087,882	9,039,267	6,736,996

4,394,161	15,776,239	5,095,460	45,150,505	10,723,783

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Period Ended September 30, 2015*

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$8,446,970	$236,611
Futures contracts	878,244	2,663,583
Written options	-	122,818
Swap agreements	-	299,755
Foreign currency transactions	11,918	480,199

Net realized gain (loss)	9,337,132	3,802,966

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(16,723,378)	(6,694,234)
Futures contracts	190,556	(293,130)
Written options	-	(13,089)
Swap agreements	-	(219,028)
Translation of assets and liabilities in foreign currencies	(11,906)	(309,305)

Net change in unrealized appreciation (depreciation)	(16,544,728)	(7,528,786)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(7,207,596)	(3,725,820)

Net increase (decrease) in net assets resulting from operations	$9,537,406	$862,940

(a) Net of foreign withholding tax of:	$-	$-
*	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$22,907,830	$138,311,631	$25,166,864	$65,167,327	$108,571,256
-	-	-	81,532	-
-	-	-	-	-
-	-	-	-	-
-	(19,825)	(1,240)	-	-

22,907,830	138,291,806	25,165,624	65,248,859	108,571,256

(55,051,123)	(268,190,283)	(52,193,482)	(310,876,161)	(252,932,632)
-	-	-	(2,817,963)	-
-	-	-	-	-
-	-	-	-	-
-	4,415	2,611	-	-

(55,051,123)	(268,185,868)	(52,190,871)	(313,694,124)	(252,932,632)

(32,143,293)	(129,894,062)	(27,025,247)	(248,445,265)	(144,361,376)

$(27,749,132)	$(114,117,823)	$(21,929,787)	$(203,294,760)	$(133,637,593)

$30,863	$177,225	$89,829	$5,247	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2015*

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$1,683,153	$10,199,132
Interest	76	658
Securities lending net income	1,646	-

Total investment income	1,684,875	10,199,790

Expenses (Note 3):
Investment advisory fees	727,780	6,962,700
Custody fees	30,728	195,364
Audit fees	35,377	35,249
Legal fees	651	6,716
Accounting & Administration fees	36,774	86,392
Proxy fees	1,033	1,033
Shareholder reporting fees	8,613	32,370
Trustees’ fees	9,153	90,132
Registration and filing fees	53,580	70,082
Transfer agent fees	2,250	2,250

	905,939	7,482,288
Administration fees:
Class R5	15,751	411,223
Service Class	7,080	209,362
Administrative Class	11,963	293,722
Class A	24,375	182,674
Class R4	182	20,804
Class R3	159	2,844
Distribution fees:
Class R3	198	3,555
Distribution and Service fees:
Class A	40,624	304,457
Class R4	228	26,004
Class R3	198	3,555
Shareholder service fees:
Service Class	2,360	69,787
Administrative Class	11,963	293,722
Class A	24,375	182,674

Total expenses	1,045,395	9,486,671
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(73,126)	-
Class R5 fees reimbursed by adviser	(17,269)	-
Service Class fees reimbursed by adviser	(5,159)	-
Administrative Class fees reimbursed by adviser	(8,745)	-
Class A fees reimbursed by adviser	(17,685)	-
Class R4 fees reimbursed by adviser	(103)	-
Class R3 fees reimbursed by adviser	(87)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	923,221	9,486,671

Net investment income (loss)	761,654	713,119

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$6,423,456	$2,283,918	$1,930,751	$3,740,437	$2,908,426
1,300	200	645	1,004	758
74,472	-	-	151,428	101,768

6,499,228	2,284,118	1,931,396	3,892,869	3,010,952

5,704,269	895,935	1,018,837	2,540,520	205,431
77,615	27,691	18,333	95,942	55,670
35,019	34,471	34,477	33,985	30,251
4,864	687	751	1,279	1,370
71,663	35,953	36,002	45,032	40,699
1,033	1,033	1,033	1,033	1,033
23,028	9,265	9,391	13,637	33,186
66,863	10,438	10,936	24,253	16,650
69,965	60,602	50,379	59,371	63,864
2,250	2,250	2,250	2,250	2,250

6,056,569	1,078,325	1,182,389	2,817,302	450,404

185,035	12,665	74,108	134,784	6,596
184,161	4,395	3,600	29,219	24,558
135,892	1,028	5,692	25,421	74,950
199,056	4,597	7,604	43,795	49,171
1,748	155	302	150	14,148
659	152	161	110	7,655

824	190	201	138	7,655

331,760	7,661	12,674	72,993	61,464
2,185	194	377	187	14,148
824	190	201	138	7,655

61,387	1,465	1,200	9,740	6,139
135,892	1,028	5,692	25,421	56,213
199,056	4,597	7,604	43,795	36,878

7,495,048	1,116,642	1,301,805	3,203,193	817,634

-	(46,677)	(35,381)	-	(22,240)
-	(5,016)	(52,144)	-	(1,279)
-	(1,162)	(1,691)	-	(2,364)
-	(266)	(2,685)	-	(7,214)
-	(1,214)	(3,564)	-	(4,732)
-	(34)	(111)	-	(1,110)
-	(32)	(56)	-	(603)
-	-	-	(18,855)	-
-	-	-	(25,746)	-
-	-	-	(3,714)	-
-	-	-	(3,239)	-
-	-	-	(5,583)	-
-	-	-	(14)	-
-	-	-	(11)	-

7,495,048	1,062,241	1,206,173	3,146,031	778,092

(995,820)	1,221,877	725,223	746,838	2,232,860

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Period Ended September 30, 2015*

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$13,042,351	$230,698,966
Futures contracts	-	-
Foreign currency transactions	-	78

Net realized gain (loss)	13,042,351	230,699,044

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(14,834,008)	(219,440,598)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	(8)

Net change in unrealized appreciation (depreciation)	(14,834,008)	(219,440,606)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,791,657)	11,258,438

Net increase (decrease) in net assets resulting from operations	$(1,030,003)	$11,971,557

(a) Net of foreign withholding tax of:	$3,979	$157,342
*	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$99,925,006	$12,574,493	$11,363,627	$70,399,237	$10,701,681
-	-	-	(14,104)	341,625
-	8,899	(906)	-	-

99,925,006	12,583,392	11,362,721	70,385,133	11,043,306

(155,251,510)	(28,455,954)	(25,624,012)	(101,643,378)	(27,973,516)
-	-	-	(89,880)	(453,228)
-	807	37	-	-

(155,251,510)	(28,455,147)	(25,623,975)	(101,733,258)	(28,426,744)

(55,326,504)	(15,871,755)	(14,261,254)	(31,348,125)	(17,383,438)

$(56,322,324)	$(14,649,878)	$(13,536,031)	$(30,601,287)	$(15,150,578)

$46,175	$7,664	$-	$5,010	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2015*

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$1,854,673	$10,690,124
Interest	635	13,875
Securities lending net income	371,210	582,538

Total investment income	2,226,518	11,286,537

Expenses (Note 3):
Investment advisory fees	140,724	12,100,932
Custody fees	83,454	138,827
Audit fees	30,197	35,680
Legal fees	751	9,256
Accounting & Administration fees	44,372	119,417
Proxy fees	1,033	1,033
Shareholder reporting fees	31,120	39,776
Trustees’ fees	10,690	135,430
Registration and filing fees	60,584	74,750
Transfer agent fees	2,250	2,250

	405,175	12,657,351
Administration fees:
Class R5	5,158	495,911
Service Class	12,026	287,782
Administrative Class	47,458	430,091
Class A	22,193	369,925
Class R4	8,583	9,070
Class R3	4,840	5,306
Distribution fees:
Class R3	4,839	6,633
Distribution and Service fees:
Class A	27,742	616,542
Class R4	8,583	11,337
Class R3	4,839	6,633
Shareholder service fees:
Service Class	3,007	95,927
Administrative Class	35,593	430,092
Class A	16,645	369,925

Total expenses	606,681	15,792,525
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(78,616)	-
Class R5 fees reimbursed by adviser	(4,534)	-
Service Class fees reimbursed by adviser	(5,272)	-
Administrative Class fees reimbursed by adviser	(20,785)	-
Class A fees reimbursed by adviser	(9,716)	-
Class R4 fees reimbursed by adviser	(3,075)	-
Class R3 fees reimbursed by adviser	(1,730)	-

Net expenses	482,953	15,792,525

Net investment income (loss)	1,743,565	(4,505,988)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$4,523,709	$1,690,355	$8,441,971	$15,115,631
1,964	82	576	934
615,732	38,878	163,995	359,369

5,141,405	1,729,315	8,606,542	15,475,934

5,361,392	530,023	247,278	4,295,424
82,275	94,224	248,016	443,373
36,849	40,416	31,578	43,704
6,966	207	1,485	2,918
63,982	48,002	51,913	78,919
1,033	1,033	1,033	1,033
21,070	8,187	43,122	17,608
53,653	5,679	19,752	43,859
59,515	56,043	62,845	61,694
2,250	2,250	2,250	2,250

5,688,985	786,064	709,272	4,990,782

151,625	13,342	9,924	135,986
45,029	174	20,217	92,481
38,354	104	47,774	42,093
60,658	593	18,367	73,498
311	144	4,972	1,322
367	152	4,040	1,134

459	190	4,040	1,418

101,097	987	22,958	122,496
389	180	4,972	1,653
459	190	4,040	1,418

15,009	58	5,054	30,827
38,355	104	35,831	42,093
60,658	593	13,775	73,498

6,201,755	802,875	905,236	5,610,699

-	(149,536)	(70,068)	-
-	(38,165)	(3,693)	-
-	(332)	(3,716)	-
-	(199)	(8,701)	-
-	(1,133)	(3,349)	-
-	(206)	(862)	-
-	(218)	(687)	-

6,201,755	613,086	814,160	5,610,699

(1,060,350)	1,116,229	7,792,382	9,865,235

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Period Ended September 30, 2015*

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$5,806,403	$210,505,206
Futures contracts	183,294	-
Foreign currency transactions	12	3,078

Net realized gain (loss)	5,989,709	210,508,284

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(32,270,962)	(202,803,416)
Futures contracts	(368,586)	-
Translation of assets and liabilities in foreign currencies	-	359

Net change in unrealized appreciation (depreciation)	(32,639,548)	(202,803,057)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(26,649,839)	7,705,227

Net increase (decrease) in net assets resulting from operations	$(24,906,274)	$3,199,239

(a) Net of foreign withholding tax of:	$851	$33,821
*	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$109,707,466	$(980,411)	$1,220,753	$22,908,520
(4,306,288)	446,997	(530,291)	199,328
591	(788,458)	19,761	473,538

105,401,769	(1,321,872)	710,223	23,581,386

(157,537,349)	(1,728,963)	(31,431,610)	(67,302,514)
-	-	(260,715)	-
69	(254,781)	(138,266)	(957,692)

(157,537,280)	(1,983,744)	(31,830,591)	(68,260,206)

(52,135,511)	(3,305,616)	(31,120,368)	(44,678,820)

$(53,195,861)	$(2,189,387)	$(23,327,986)	$(34,813,585)

$4,360	$175,435	$692,672	$1,434,042

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$11,911
Interest (b)	39,442,636	6,696,654
Securities lending net income	-	-

Total investment income	39,442,636	6,708,565

Expenses (Note 3):
Investment advisory fees	5,588,880	854,163
Custody fees	410,435	107,496
Interest expense	457	-
Audit fees	90,170	46,843
Legal fees	24,938	2,419
Proxy fees	1,028	1,028
Shareholder reporting fees	40,248	7,687
Trustees’ fees	115,015	12,301
Registration and filing fees	16,278	1,564
Transfer agent fees	2,250	2,250

	6,289,699	1,035,751
Administration fees:
Class I	57,391	17,183	*
Class R5	228,876	55,278
Service Class	710,784	78,087
Administrative Class	219,445	38,163
Class L	-	-
Class A	123 *	59,178
Class R4	918,456	191	*
Class R3	109,068	3,045
Distribution fees:
Class R3	128,261	2,951
Service fees:
Class A	192 *	70,618
Class R4	1,079,517	193	*
Class R3	128,261	2,951
Shareholder service fees:
Service Class	139,789	17,303
Administrative Class	117,095	21,832
Class A	115 *	32,094

Total expenses	10,127,072	1,434,818
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	(43,266	)*
Class R5 fees reimbursed by adviser	-	(36,043)
Service Class fees reimbursed by adviser	-	(40,523)
Administrative Class fees reimbursed by adviser	-	(17,266)
Class A fees reimbursed by adviser	-	(24,994)
Class R4 fees reimbursed by adviser	-	(90	)*
Class R3 fees reimbursed by adviser	-	(1,121)
Class I advisory fees waived	(39,401)	-
Class R5 advisory fees waived	(15,295)	-
Service Class advisory fees waived	(31,682)	-
Administrative Class advisory fees waived	(8,846)	-
Class L advisory fees waived	-	-
Class A advisory fees waived	(9)*	-
Class R4 advisory fees waived	(36,393)	-
Class R3 advisory fees waived	(4,387)	-

Net expenses	9,991,059	1,271,515

Net investment income (loss)	29,451,577	5,437,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$9,587,490		$34,092,999	$14,732,808	$65,585,415	$24,639,727
726		2,058	359,520	8,661	6,401
-		-	214,356	-	-

9,588,216		34,095,057	15,306,684	65,594,076	24,646,128

1,864,609		9,120,882	2,718,927	3,115,059	6,299,199
39,788		114,490	45,232	243,466	64,414
-		-	-	-	-
33,568		34,086	34,014	36,705	34,315
5,681		21,509	6,704	46,690	13,273
1,028		1,028	1,028	1,028	1,028
11,418		32,212	13,834	91,797	21,257
26,119		106,098	31,973	228,192	63,733
5,264		11,061	2,440	7,738	9,866
2,250		2,250	2,250	2,250	2,250

1,989,725		9,443,616	2,856,402	3,772,925	6,509,335

9,309	*	66,890	10,747 *	92,655	40,938
250,427		826,334	264,444	1,128,703	397,896
24,496		390,707	43,325	1,623,073	174,542
14,070		327,637	55,193	1,151,750	246,287
-		-	-	150,460 **	-
48,456		582,191	123,438	259 *	478,096
168	*	162 *	164 *	1,634,526	167 *
449		3,569	273	16,735	1,912

450		3,206	266	13,632	1,701

60,857		613,783	150,074	312 *	530,883
196	*	196 *	191 *	1,372,549	200 *
450		3,206	266	13,632	1,701

5,538		77,202	8,807	265,819	34,752
8,766		160,627	30,086	594,359	126,457
27,634		272,053	66,668	187 *	241,781

2,440,991		12,771,379	3,610,344	11,831,576	8,786,648

-		-	(11,416)*	(46,907)	-
-		-	(25,359)	-	-
-		-	(2,626)	-	-
-		-	(2,979)	-	-
-		-	(6,616)	-	-
-		-	(11)*	(120,684)	-
-		-	(12)	(1,137)	-
-		(98,536)	-	(58,662)	(40,603)
-		(200,653)	(16,615)	(121,625)	(74,788)
-		(70,813)	(1,654)	(75,246)	(22,571)
-		(51,607)	(1,374)	(44,070)	(25,919)
-		-	-	(17,478)**	-
-		(96,169)	(3,113)	-	(51,158)
-		-	-	(65,617)	-
-		(450)	(6)	(619)	(178)

2,440,991		12,253,151	3,538,563	11,279,531	8,571,431

7,147,225		21,841,906	11,768,121	54,314,545	16,074,697

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended December 31, 2014

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$2,542,940	$1,803,385
Futures contracts	8,588,993	604,399
Written options	2,389,374	107,673
Swap agreements	2,049,981	58,691
Foreign currency transactions	19,549,909	481,484

Net realized gain (loss)	35,121,197	3,055,632

Net change in unrealized appreciation (depreciation) on:
Investment transactions	9,657,375	3,503,088
Futures contracts	4,861,607	(121,221)
Written options	(322,247)	27,389
Forward sale commitments	(29,532)	-
Swap agreements	(16,129,972)	32,172
Translation of assets and liabilities in foreign currencies	2,621,883	44,330

Net change in unrealized appreciation (depreciation)	659,114	3,485,758

Net realized gain (loss) and change in unrealized appreciation (depreciation)	35,780,311	6,541,390

Net increase (decrease) in net assets resulting from operations	$65,231,888	$11,978,440

(a) Net of foreign withholding tax of:	$-	$-
(b) Net of foreign withholding tax of:	$16,050	$-
*	Class commenced operations on April 1, 2014
**	Class L merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$55,149,017	$108,068,109	$49,623,993	$73,600,938	$109,677,975
-	-	-	12,213,909	-
-	-	-	-	-
-	-	-	-	-
-	3,086	36,282	-	-

55,149,017	108,071,195	49,660,275	85,814,847	109,677,975

(21,289,894)	31,970,524	(40,128,398)	275,048,817	(18,940,090)
-	-	-	(1,094,345)	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	(28,713)	(22,079)	-	-

(21,289,894)	31,941,811	(40,150,477)	273,954,472	(18,940,090)

33,859,123	140,013,006	9,509,798	359,769,319	90,737,885

$41,006,348	$161,854,912	$21,277,919	$414,083,864	$106,812,582

$27,888	$242,858	$162,663	$7,547	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$2,294,817	$9,061,578
Interest	257	948
Securities lending net income	6,478	-

Total investment income	2,301,552	9,062,526

Expenses (Note 3):
Investment advisory fees	902,285	8,066,602
Custody fees	38,640	119,298
Audit fees	34,716	31,080
Legal fees	1,937	17,327
Proxy fees	1,028	1,028
Shareholder reporting fees	6,271	24,368
Trustees’ fees	9,667	88,990
Registration and filing fees	2,293	2,297
Transfer agent fees	2,250	2,250

	999,087	8,353,240
Administration fees:
Class I	18,688 *	9,284 *
Class R5	55,769	598,848
Service Class	11,835	276,090
Administrative Class	25,329	494,338
Class L	-	-
Class A	53,489	338,445
Class R4*	181	301
Class R3	599	2,480
Distribution fees:
Class R3	559	2,578
Distribution and Service fees:
Class A	59,861	421,328
Class R4*	195	361
Class R3	559	2,578
Shareholder service fees:
Service Class	2,403	65,046
Administrative Class	12,830	289,777
Class A	27,102	184,836

Total expenses	1,268,486	11,039,530
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(29,673)*	-
Class R5 fees reimbursed by adviser	(7,741)	-
Service Class fees reimbursed by adviser	(2,385)	-
Administrative Class fees reimbursed by adviser	(4,239)	-
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	(9,009)	(14,582)
Class R4 fees reimbursed by adviser *	(39)	-
Class R3 fees reimbursed by adviser	(87)	-
Class I administrative fees waived	-	-
Class R5 administrative fees waived	(19,483)	-
Service Class administrative fees waived	(462)	-
Administrative Class administrative fees waived	(837)	-
Class A administrative fees waived	(1,763)	-
Class R3 administrative fees waived	(14)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	1,192,754	11,024,948

Net investment income (loss)	1,108,798	(1,962,422)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$8,233,494	$3,066,084	$2,489,883		$6,452,270	$2,738,570
1,659	296	488		1,282	739
60,697	-	-		137,721	130,623

8,295,850	3,066,380	2,490,371		6,591,273	2,869,932

6,841,782	1,103,135	1,159,542		4,046,459	185,439
85,344	32,525	17,576		57,815	48,016
34,359	33,727	33,827		33,436	29,728
13,542	2,309	2,263		7,441	2,326
1,028	1,028	1,028		1,028	1,028
24,572	6,429	7,040		13,858	20,878
66,920	10,908	10,727		34,641	13,738
10,681	12,605	3,329		8,449	12,367
2,250	2,250	2,250		2,250	2,250

7,080,478	1,204,916	1,237,582		4,205,377	315,770

54,795	31,665	11,501	*	29,628	34,380
412,664	75,191	106,104		340,406	6,814
288,962	9,547	5,932		82,630	13,139
305,274	3,300	8,320		67,332	72,004
-	-	-		-	12,239	**
414,128	13,221	12,977		124,481	54,372
162	175	172		157	233
229	271	171	*	536	212	*

246	253	187	*	474	194	*

432,147	14,850	15,455		131,679	52,670
195	191	187		186	213
246	253	187	*	474	194	*

54,935	2,018	1,111		15,467	2,313
151,195	1,503	4,436		31,679	39,133
196,596	6,591	6,940		57,867	26,726

9,392,252	1,363,945	1,411,262		5,088,373	630,606

-	-	(12,551	)*	-	(5,379)
-	(160)	(21,694)		-	(360)
-	(3)	(621)		-	(212)
-	(8)	(909)		-	(756)
-	-	-		-	(549	)**
-	(14)	(1,446)		-	(725)
-	-	(24)		-	-
-	- ***	(24	)*	-	-
-	(13,273)	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
(58,951)	-	-		(24,190)	-
(122,585)	-	-		(49,285)	-
(50,240)	-	-		(9,015)	-
(44,326)	-	-		(5,975)	-
(62,592)	-	-		(11,272)	-
(11)	-	-		(39)	-

9,053,547	1,350,487	1,373,993		4,988,597	622,625

(757,697)	1,715,893	1,116,378		1,602,676	2,247,307

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended December 31, 2014

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$15,847,968	$110,972,146
Futures contracts	-	-
Foreign currency transactions	-	(2,038)

Net realized gain (loss)	15,847,968	110,970,108

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(1,707,384)	9,395,819
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	(2,351)

Net change in unrealized appreciation (depreciation)	(1,707,384)	9,393,468

Net realized gain (loss) and change in unrealized appreciation (depreciation)	14,140,584	120,363,576

Net increase (decrease) in net assets resulting from operations	$15,249,382	$118,401,154

(a) Net of foreign withholding tax of:	$8,904	$8,260
*	Class commenced operations on April 1, 2014
**	Class L merged into Administrative Class shares on March 21, 2014.
***	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$79,669,554	$16,998,641	$11,251,662	$67,675,760	$6,520,766
-	-	-	-	186,912
-	(6)	(221)	(2,557)	-

79,669,554	16,998,635	11,251,441	67,673,203	6,707,678

22,553,376	(8,523,492)	(2,210,584)	(50,476,747)	7,772,637
-	-	-	-	41,420
-	-	(59)	-	-

22,553,376	(8,523,492)	(2,210,643)	(50,476,747)	7,814,057

102,222,930	8,475,143	9,040,798	17,196,456	14,521,735

$101,465,233	$10,191,036	$10,157,176	$18,799,132	$16,769,042

$86,137	$10,104	$-	$11,814	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$1,644,932		$11,606,278
Interest	581		11,750
Securities lending net income	334,062		628,959

Total investment income	1,979,575		12,246,987

Expenses (Note 3):
Investment advisory fees	129,385		14,048,259
Custody fees	101,091		162,968
Audit fees	29,689		34,970
Legal fees	1,915		28,933
Proxy fees	1,028		1,028
Shareholder reporting fees	4,415		42,282
Trustees’ fees	10,027		135,067
Registration and filing fees	12,619		12,198
Transfer agent fees	2,250		2,250

	292,419		14,467,955
Administration fees:
Class I	38,236		66,774
Class R5	12,844		772,898
Service Class	9,946		476,734
Administrative Class	48,280		837,587
Class L	8,232	**	-
Class A	31,584		737,026
Class R4*	250		591
Class R3	217	*	6,579
Distribution fees:
Class R3	185	*	6,192
Distribution and Service fees:
Class A	27,994		817,311
Class R4*	213		714
Class R3	185	*	6,192
Shareholder service fees:
Service Class	1,725		93,711
Administrative Class	24,621		422,132
Class A	13,641		364,800

Total expenses	510,572		19,077,196
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(62,658)		-
Class R5 fees reimbursed by adviser	(7,101)		-
Service Class fees reimbursed by adviser	(2,701)		-
Administrative Class fees reimbursed by adviser	(12,531)		-
Class L fees reimbursed by adviser	(1,615	)**	-
Class A fees reimbursed by adviser	(7,922)		-
Class R4 fees reimbursed by adviser*	(52)		-
Class R3 fees reimbursed by adviser	(47	)*	-
Class I advisory fees waived	-		(79,043)
Class R5 advisory fees waived	-		(146,759)
Service Class advisory fees waived	-		(66,522)
Administrative Class advisory fees waived	-		(93,220)
Class A advisory fees waived	-		(83,680)
Class R3 advisory fees waived	-		(547)

Net expenses	415,945		18,607,425

Net investment income (loss)	1,563,630		(6,360,438)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund		MassMutual Select Overseas Fund

$5,025,421	$7,572,135		$8,179,571		$19,731,439
1,125	446		575		7,591
800,094	147,292		148,435		419,108

5,826,640	7,719,873		8,328,581		20,158,138

7,257,358	1,403,413		230,483		5,413,603
109,957	135,545		213,515		514,339
36,320	39,627		30,098		40,873
14,401	2,424		3,281		9,476
1,028	1,028		1,028		1,028
22,257	9,448		6,887		18,345
64,809	11,994		17,902		45,278
8,277	1,895		12,190		11,193
2,250	2,250		2,250		2,250

7,516,657	1,607,624		517,634		6,056,385

67,137	13,761	*	61,668		79,143
504,469	132,358		8,572		315,883
120,091	216		9,210		168,391
80,197	107		28,287		66,342
-	-		2,559	**	-
148,766	1,284		14,729		146,456
156	172		236		160
1,176	172	*	207	*	1,472

905	186	*	188	*	1,088

153,921	1,432		13,813		156,699
186	186		215		187
905	186	*	188	*	1,088

18,596	50		1,844		28,464
35,789	81		15,569		33,815
66,774	626		6,748		71,577

8,715,725	1,758,441		681,667		7,127,150

-	(24,902	)*	(19,506)		-
-	(75,563)		(992)		-
-	(73)		(162)		-
-	(35)		(496)		-
-	-		(181	)**	-
-	(431)		(433)		-
-	(42)		(2)		-
-	(42	)*	(2	)*	-
(39,550)	-		-		(206,288)
(99,503)	-		-		(142,834)
(13,912)	-		-		(57,184)
(6,425)	-		-		(19,971)
(11,921)	-		-		(46,376)
(99)	-		-		(577)

8,544,315	1,657,353		659,893		6,653,920

(2,717,675)	6,062,520		7,668,688		13,504,218

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended December 31, 2014

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$11,254,188	$208,811,352
Futures contracts	379,360	-
Foreign currency transactions	12	440

Net realized gain (loss)	11,633,560	208,811,792

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(6,204,371)	30,663,542
Futures contracts	47,284	-
Translation of assets and liabilities in foreign currencies	2	(217)

Net change in unrealized appreciation (depreciation)	(6,157,085)	30,663,325

Net realized gain (loss) and change in unrealized appreciation (depreciation)	5,476,475	239,475,117

Net increase (decrease) in net assets resulting from operations	$7,040,105	$233,114,679

(a) Net of foreign withholding tax of:	$838	$69,334
*	Class commenced operations on April 1, 2014.
**	Class L merged into Administrative Class shares on March 21, 2014.
***	Net increase in accrued foreign capital gains taxes of $32,901.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$157,928,627	$7,650,679	$2,437,284	$40,426,001
-	12,253	65,249	(8,656)
(670)	548,616	47,589	741,095

157,927,957	8,211,548	2,550,122	41,158,440

(104,883,394)	(33,339,841)	(25,029,115)	(98,871,021	)***
-	-	(105,828)	-
(255)	219,429	(26,072)	1,126,064

(104,883,649)	(33,120,412)	(25,161,015)	(97,744,957)

53,044,308	(24,908,864)	(22,610,893)	(56,586,517)

$50,326,633	$(18,846,344)	$(14,942,205)	$(43,082,299)

$3,231	$479,772	$539,654	$1,583,598

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$16,745,002	$29,451,577	$29,295,840
Net realized gain (loss) on investment transactions	9,337,132	35,121,197	6,921,053
Net change in unrealized appreciation (depreciation) on investments	(16,544,728)	659,114	(73,862,589)

Net increase (decrease) in net assets resulting from operations	9,537,406	65,231,888	(37,645,696)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(48,548)	(13,382,287)	(10,853,398)
Class R5	(13,818)	(4,398,789)	(4,192,712)
Service Class	(21,103)	(8,661,723)	(7,789,783)
Administrative Class	(8,146)	(2,368,352)	(2,374,538)
Class A	(179)	(2,614)*	-
Class R4	(31,202)	(9,892,502)	(9,009,340)
Class R3	(4,601)	(1,112,529)	(909,220)

Total distributions from net investment income	(127,597)	(39,818,796)	(35,128,991)

From net realized gains:
Class I	(453,196)	(6,689,862)	(618,492)
Class R5	(128,993)	(2,296,718)	(270,131)
Service Class	(196,996)	(4,711,597)	(670,726)
Administrative Class	(76,046)	(1,338,990)	(153,786)
Class A	(1,671)	(1,516)*	-
Class R4	(291,268)	(5,907,774)	(778,904)
Class R3	(42,946)	(735,530)	(75,312)

Total distributions from net realized gains	(1,191,116)	(21,681,987)	(2,567,351)

Net fund share transactions (Note 5):
Class I	71,641,923	39,852,516	(24,699)
Class R5	16,770,713	(27,442,936)	13,797,857
Service Class	(109,792,554)	(40,649,539)	(108,921,707)
Administrative Class	2,444,145	(21,753,313)	11,763,175
Class A	1,892,811	120,161 *	-
Class R4	(50,532,817)	(78,419,220)	(278,191,242)
Class R3	(575,117)	538,732	6,339,486

Increase (decrease) in net assets from fund share transactions	(68,150,896)	(127,753,599)	(355,237,130)

Total increase (decrease) in net assets	(59,932,203)	(124,022,494)	(430,579,168)
Net assets
Beginning of year	1,447,305,670	1,571,328,164	2,001,907,332

End of year	$1,387,373,467	$1,447,305,670	$1,571,328,164

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$18,983,566	$-	$1,751,145

Distributions in excess of net investment income included in net assets at end of year	$-	$(148,643)	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund			MassMutual Select Diversified Value Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$4,588,760	$5,437,050	$4,578,000	$4,394,161	$7,147,225	$5,317,015
3,802,966	3,055,632	(3,586,846)	22,907,830	55,149,017	36,677,940
(7,528,786)	3,485,758	(3,802,666)	(55,051,123)	(21,289,894)	60,748,366

862,940	11,978,440	(2,811,512)	(27,749,132)	41,006,348	102,743,321

(17,943)	(1,908,342)*	-	(253,157)	(1,894,736)*	-
(13,473)	(1,402,720)	(2,942,463)	(685,168)	(4,403,852)	(3,756,500)
(15,779)	(1,675,049)	(1,334,194)	(49,357)	(284,578)	(228,948)
(9,938)	(827,689)	(428,199)	(20,511)	(158,192)	(43,729)
(10,094)	(969,209)	(948,955)	(69,975)	(328,416)	(188,916)
(4,282)	(3,382)*	-	(922)	(1,789)*	-
(1,085)	(61,516)	(27,214)	(792)	(2,482)	(678)

(72,594)	(6,847,907)	(5,681,025)	(1,079,882)	(7,074,045)	(4,218,771)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

13,544,214	54,597,161 *	-	(15,503,785)	92,402,964 *	-
3,626,722	(37,640,784)	3,840,436	(10,284,465)	(118,451,252)	719,855
7,901,077	12,398,421	14,440,415	179,614	(6,683,158)	(2,021,035)
8,711,237	13,146,455	(16,515,043)	(2,897,190)	1,016,135	(1,796,007)
7,995,446	4,032,261	(8,485,204)	(1,094,480)	(2,968,200)	(7,169,455)
14,560,279	103,483 *	-	196,043	101,890 *	-
936,260	997,809	(103,307)	76,613	10,930	(7,119)

57,275,235	47,634,806	(6,822,703)	(29,327,650)	(34,570,691)	(10,273,761)

58,065,581	52,765,339	(15,315,240)	(58,156,664)	(638,388)	88,250,789

215,926,511	163,161,172	178,476,412	383,810,064	384,448,452	296,197,663

$273,992,092	$215,926,511	$163,161,172	$325,653,400	$383,810,064	$384,448,452

$5,861,158	$-	$119,765	$4,245,850	$1,062,458	$1,026,935

$-	$(101,301)	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,776,239	$21,841,906	$21,772,350
Net realized gain (loss) on investment transactions	138,291,806	108,071,195	138,872,166
Net change in unrealized appreciation (depreciation) on investments	(268,185,868)	31,941,811	228,964,793

Net increase (decrease) in net assets resulting from operations	(114,117,823)	161,854,912	389,609,309

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(6,681,231)	(4,728,149)
Class R5	-	(8,457,640)	(8,530,208)
Service Class	-	(3,051,112)	(3,243,148)
Administrative Class	-	(1,619,714)	(2,003,807)
Class L	-	-	-
Class A	-	(2,225,304)	(2,837,644)
Class R4	-	(1,450)*	-
Class R3	-	(11,199)	(12,069)

Total distributions from net investment income	-	(22,047,650)	(21,355,025)

From net realized gains:
Class I	(12,594,012)	(24,814,091)	(18,924,793)
Class R5	(13,854,744)	(35,024,820)	(38,605,313)
Service Class	(4,989,545)	(12,982,133)	(14,930,058)
Administrative Class	(3,231,319)	(8,238,366)	(9,947,720)
Class L	-	-	-
Class A	(5,399,955)	(14,142,870)	(20,071,127)
Class R4	(38,900)	(6,673)*	-
Class R3	(28,952)	(78,344)	(89,828)

Total distributions from net realized gains	(40,137,427)	(95,287,297)	(102,568,839)

Net fund share transactions (Note 5):
Class I	61,072,490	131,476,061	21,510,522
Class R5	(86,847,082)	6,273,005	(42,845,314)
Service Class	(31,338,108)	(3,904,274)	13,987,520
Administrative Class	(8,528,898)	(22,419,507)	4,365,111
Class L	-	-	-
Class A	(24,170,270)	(64,836,520)	(130,324,483)
Class R4	1,896,405	108,224 *	-
Class R3	34,362	(312,248)	184,696

Increase (decrease) in net assets from fund share transactions	(87,881,101)	46,384,741	(133,121,948)

Total increase (decrease) in net assets	(242,136,351)	90,904,706	132,563,497
Net assets
Beginning of year	1,522,155,390	1,431,250,684	1,298,687,187

End of year	$1,280,019,039	$1,522,155,390	$1,431,250,684

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$16,509,611	$200,236	$474,087

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund			MM S&P 500 Index Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended December 31, 2013

$5,095,460	$11,768,121	$10,786,905	$45,150,505	$54,314,545		$47,621,716
25,165,624	49,660,275	32,171,214	65,248,859	85,814,847		48,554,660
(52,190,871)	(40,150,477)	87,816,994	(313,694,124)	273,954,472		671,315,555

(21,929,787)	21,277,919	130,775,113	(203,294,760)	414,083,864		767,491,931

-	(4,489,571)*	-	-	(10,234,711)		(8,662,330)
-	(4,939,584)	(8,127,166)	-	(17,006,805)		(18,759,574)
-	(358,183)	(800,391)	-	(11,487,958)		(10,271,553)
-	(677,337)	(607,057)	-	(8,322,530)		(5,763,249)
-	-	-	-	-		(2,463,233)
-	(1,311,094)	(1,286,166)	-	(1,525	)*	-
-	(2,777)*	-	-	(7,315,121)		(8,243,039)
-	(2,216)	(1,952)	-	(73,638)		(61,113)

-	(11,780,762)	(10,822,732)	-	(54,442,288)		(54,224,091)

(507,956)	(19,592,080)*	-	(2,314,697)	(11,638,397)		(2,855,187)
(1,173,602)	(22,914,966)	(16,923,630)	(2,625,457)	(20,528,688)		(6,569,940)
(80,714)	(1,853,578)	(1,713,567)	(1,860,292)	(15,144,142)		(4,028,065)
(135,466)	(3,374,830)	(1,408,897)	(1,465,816)	(11,398,056)		(2,267,020)
-	-	-	-	-		(1,132,337)
(298,026)	(7,334,754)	(3,399,189)	(26,239)	(2,272	)*	-
(806)	(13,691)*	-	(1,562,511)	(11,548,744)		(3,598,454)
(685)	(13,249)	(5,858)	(69,412)	(131,901)		(33,208)

(2,197,255)	(55,097,148)	(23,451,141)	(9,924,424)	(70,392,200)		(20,484,211)

(84,309,867)	170,067,352 *	-	292,425,238	139,547,950		276,838,853
(35,941,381)	(150,815,262)	(68,922,358)	(76,466,737)	(90,175,017)		(61,773,256)
(2,920,656)	(20,442,176)	2,995,160	(59,896,700)	67,002,590		(50,684,224)
(8,037,926)	(1,032,585)	(19,193,901)	(34,611,042)	177,575,145		(8,760,324)
-	-	-	-	(173,007,232	)***	(176,564,824)
(12,991,766)	(9,199,883)	(17,847,322)	9,165,848	3,342,456	*	-
1	116,568 *	-	21,506,453	(36,450,676)		31,882,317
(7,954)	(9,159)	(24,613)	22,810,218	(1,666,043)		(36,082)

(144,209,549)	(11,315,145)	(102,993,034)	174,933,278	86,169,173		10,902,460

(168,336,591)	(56,915,136)	(6,491,794)	(38,285,906)	375,418,549		703,686,089

410,723,436	467,638,572	474,130,366	3,472,196,785	3,096,778,236		2,393,092,147

$242,386,845	$410,723,436	$467,638,572	$3,433,910,879	$3,472,196,785		$3,096,778,236

$4,873,376	$-	$-	$46,140,668	$464,093		$251,351

$-	$(209,610)	$(146,613)	$-	$-		$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Focused Value Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,723,783	$16,074,697	$3,098,779
Net realized gain (loss) on investment transactions	108,571,256	109,677,975	94,880,062
Net change in unrealized appreciation (depreciation) on investments	(252,932,632)	(18,940,090)	161,686,464

Net increase (decrease) in net assets resulting from operations	(133,637,593)	106,812,582	259,665,305

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(4,029,046)	(937,144)
Class R5	-	(5,694,010)	(1,425,109)
Service Class	-	(1,655,429)	(388,316)
Administrative Class	-	(1,779,528)	(274,181)
Class A	-	(3,012,736)	(116,198)
Class R4*	-	(1,790)	-
Class R3	-	(8,824)	-

Total distributions from net investment income	-	(16,181,363)	(3,140,948)

From net realized gains:
Class I	(2,785,570)	(25,254,020)	(16,136,475)
Class R5	(3,102,930)	(38,770,908)	(31,538,935)
Service Class	(980,581)	(11,721,881)	(9,594,288)
Administrative Class	(1,274,361)	(13,773,257)	(10,400,894)
Class A	(2,486,643)	(27,010,334)	(22,335,248)
Class R4*	(22,248)	(13,639)	-
Class R3	(27,322)	(87,735)	(75,530)

Total distributions from net realized gains	(10,679,655)	(116,631,774)	(90,081,370)

Net fund share transactions (Note 5):
Class I	31,777,325	61,463,960	15,500,446
Class R5	(54,130,123)	29,033,786	(15,877,189)
Service Class	(8,761,110)	2,667,182	24,641,833
Administrative Class	3,041,047	9,013,321	13,618,107
Class A	(12,561,749)	14,739,075	20,072,527
Class R4*	1,836,831	115,530	-
Class R3	1,928,306	6,487	142,475

Increase (decrease) in net assets from fund share transactions	(36,869,473)	117,039,341	58,098,199

Total increase (decrease) in net assets	(181,186,721)	91,038,786	224,541,186
Net assets
Beginning of year	997,972,519	906,933,733	682,392,547

End of year	$816,785,798	$997,972,519	$906,933,733

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$10,522,101	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(200,849)	$(183,073)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund			MassMutual Select Blue Chip Growth Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$761,654	$1,108,798	$793,822	$713,119	$(1,962,422)	$(1,268,160)
13,042,351	15,847,968	7,677,376	230,699,044	110,970,108	173,877,602
(14,834,008)	(1,707,384)	24,376,114	(219,440,606)	9,393,468	196,337,199

(1,030,003)	15,249,382	32,847,312	11,971,557	118,401,154	368,946,641

-	(852,887)*	-	-	-	-
-	(171,725)	(733,137)	-	-	(139,220)
-	(56,048)	(46,968)	-	-	(48,537)
-	(84,253)	(69,916)	-	-	(63,178)
-	(115,430)	(121,638)	-	-	(52,239)
-	(805)	-	-	-	-
-	(1,223)	(6)	-	-	(262)

-	(1,282,371)	(971,665)	-	-	(303,436)

(286,058)	(9,328,674)*	-	(2,722,994)	(18,256,444)*	-
(75,368)	(2,288,463)	(3,093,048)	(4,445,803)	(37,728,727)	(31,182,076)
(21,733)	(755,128)	(217,504)	(1,772,363)	(10,930,968)	(11,266,661)
(39,495)	(1,320,766)	(403,404)	(2,123,862)	(18,266,974)	(14,412,971)
(72,193)	(2,763,788)	(932,780)	(1,435,893)	(11,392,210)	(11,656,100)
(438)	(12,676)	-	(182,961)	(54,367)	-
(344)	(31,591)	(6,308)	(30,819)	(76,884)	(61,642)

(495,629)	(16,501,086)	(4,653,044)	(12,714,695)	(96,706,574)	(68,579,450)

(10,449,526)	89,438,109 *	-	49,117,040	273,513,443 *	-
(670,141)	(66,419,603)	(6,588,103)	(72,162,449)	17,976,514	(7,574,535)
(1,116,014)	923,632	944,221	42,980,300	(35,451,138)	18,210,462
642,163	(1,046,755)	(1,911,423)	(38,082,425)	15,849,435	(162,669,073)
(6,204,240)	728,685	2,429,087	(6,013,494)	(27,092,276)	(1,608,450)
85,052	113,582	-	20,387,382	827,274	-
96,419	(155,402)	(139,778)	3,234,438	(103,980)	24,019

(17,616,287)	23,582,248	(5,265,996)	(539,208)	245,519,272	(153,617,577)

(19,141,919)	21,048,173	21,956,607	(1,282,346)	267,213,852	146,446,178

148,310,798	127,262,625	105,306,018	1,408,794,302	1,141,580,450	995,134,272

$129,168,879	$148,310,798	$127,262,625	$1,407,511,956	$1,408,794,302	$1,141,580,450

$740,798	$-	$-	$465,878	$(246,347)	$(219,354)

$-	$(21,255)	$(17,906)	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Growth Opportunities Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(995,820)	$(757,697)	$(1,763,070)
Net realized gain (loss) on investment transactions	99,925,006	79,669,554	67,533,431
Net change in unrealized appreciation (depreciation) on investments	(155,251,510)	22,553,376	164,778,909

Net increase (decrease) in net assets resulting from operations	(56,322,324)	101,465,233	230,549,270

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-	(68,924)
Class R5	-	-	-
Service Class	-	-	-
Administrative Class	-	-	-
Class A	-	-	-
Class R4*	-	-	-
Class R3	-	-	-

Total distributions from net investment income	-	-	(68,924)

From net realized gains:
Class I	(8,835,876)	(18,343,315)	(9,601,133)
Class R5	(5,771,522)	(16,052,750)	(23,305,578)
Service Class	(3,960,722)	(9,465,425)	(5,832,846)
Administrative Class	(2,773,139)	(8,996,527)	(7,844,028)
Class A	(4,147,006)	(11,605,691)	(12,468,979)
Class R4*	(62,717)	(7,042)	-
Class R3	(21,705)	(8,848)	(2,227)

Total distributions from net realized gains	(25,572,687)	(64,479,598)	(59,054,791)

Net fund share transactions (Note 5):
Class I	66,173,196	161,165,512	41,096,630
Class R5	(33,075,843)	(79,939,058)	(3,364,446)
Service Class	3,841,396	67,386,951	24,458,552
Administrative Class	(29,877,131)	32,700,419	1,307,736
Class A	(25,509,971)	4,944,279	34,068,760
Class R4*	2,988,471	107,143	-
Class R3	713,395	94,955	(2,409)
Class N	-	-	-

Increase (decrease) in net assets from fund share transactions	(14,746,487)	186,460,201	97,564,823

Total increase (decrease) in net assets	(96,641,498)	223,445,836	268,990,378
Net assets
Beginning of year	1,070,480,530	847,034,694	578,044,316

End of year	$973,839,032	$1,070,480,530	$847,034,694

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(164,144)	$(142,472)	$(118,560)

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class N shares were eliminated as of June 18, 2013.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund			MassMutual Select Small Cap Value Equity Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$1,221,877	$1,715,893	$1,960,614	$725,223	$1,116,378	$664,436
12,583,392	16,998,635	29,835,497	11,362,721	11,251,441	19,288,376
(28,455,147)	(8,523,492)	13,135,173	(25,623,975)	(2,210,643)	27,496,813

(14,649,878)	10,191,036	44,931,284	(13,536,031)	10,157,176	47,449,625

-	(1,493,902)	(801,273)	(5,250)	(410,790)*	-
-	(179,936)	(930,260)	(7,433)	(561,623)	(617,830)
-	(46,532)	(26,694)	(257)	(3,287)	(18,436)
-	(8,484)	(37,582)	(482)	(14,370)	(8,740)
-	(32,911)	(43,205)	(541)	(10,138)	(2,362)
-	(845)	-	(27)	(374)	-
-	(468)	(367)	(9)	(187)*	-

-	(1,763,078)	(1,839,381)	(13,999)	(1,000,769)	(647,368)

(1,376,932)	(1,915,445)	-	-	-	-
(169,477)	(287,705)	-	-	-	-
(31,478)	(71,920)	-	-	-	-
(5,322)	(16,307)	-	-	-	-
(30,700)	(84,048)	-	-	-	-
(1,061)	(1,506)	-	-	-	-
(993)	(1,549)	-	-	-	-

(1,615,963)	(2,378,480)	-	-	-	-

10,130,151	62,882,264	(29,471,820)	10,523,975	58,735,097 *	-
(8,278,904)	(66,725,319)	6,642,920	2,459,687	(46,957,438)	(19,734,652)
(2,049,541)	2,201,998	299,798	2,071,604	(3,929,863)	549,201
(813,751)	(3,128,161)	(389,487)	2,691,442	(775,270)	808,784
(3,137,073)	(592,184)	256,904	579,131	(396,402)	(695,982)
102	102,453	-	579,271	100,475	-
(7,325)	6,810	(5,677)	27,211	100,187 *	-
-	-	-	-	-	(130	)***

(4,156,341)	(5,252,139)	(22,667,362)	18,932,321	6,876,786	(19,072,779)

(20,422,182)	797,339	20,424,541	5,382,291	16,033,193	27,729,478

162,836,661	162,039,322	141,614,781	170,454,449	154,421,256	126,691,778

$142,414,479	$162,836,661	$162,039,322	$175,836,740	$170,454,449	$154,421,256

$1,272,470	$-	$115,734	$696,399	$100,859	$-

$-	$(36,508)	$-	$-	$-	$(6,476)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$746,838	$1,602,676	$3,707,846
Net realized gain (loss) on investment transactions	70,385,133	67,673,203	55,879,368
Net change in unrealized appreciation (depreciation) on investments	(101,733,258)	(50,476,747)	83,426,838

Net increase (decrease) in net assets resulting from operations	(30,601,287)	18,799,132	143,014,052

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(1,165,020)	(984,235)
Class R5	-	(1,530,838)	(1,481,186)
Service Class	-	(247,535)	(248,901)
Administrative Class	-	(132,029)	(145,244)
Class L	-	-	-
Class A	-	(112,084)	(7,914)
Class R4*	-	(600)	-
Class R3	-	(184)	(25)

Total distributions from net investment income	-	(3,188,290)	(2,867,505)

From net realized gains:
Class I	(1,951,998)	(18,745,607)	(13,394,555)
Class R5	(2,313,519)	(29,624,104)	(27,585,579)
Service Class	(262,066)	(5,460,834)	(4,799,012)
Administrative Class	(292,735)	(3,681,960)	(3,931,672)
Class L	-	-	-
Class A	(523,550)	(6,805,755)	(6,768,459)
Class R4*	(1,509)	(14,863)	-
Class R3	(952)	(26,419)	(22,296)

Total distributions from net realized gains	(5,346,329)	(64,359,542)	(56,501,573)

Net fund share transactions (Note 5):
Class I	6,020,263	21,107,004	38,003,742
Class R5	(63,597,584)	(23,523,516)	(17,965,603)
Service Class	(19,078,847)	(2,745,889)	4,447,510
Administrative Class	(4,609,003)	(8,517,606)	(6,196,559)
Class L	-	-	-
Class A	(9,061,658)	(10,349,879)	(60,292,902)
Class R4*	103	115,563	-
Class R3	(17,538)	(94,214)	25,888

Increase (decrease) in net assets from fund share transactions	(90,344,264)	(24,008,537)	(41,977,924)

Total increase (decrease) in net assets	(126,291,880)	(72,757,237)	41,667,050
Net assets
Beginning of year	445,642,351	518,399,588	476,732,538

End of year	$319,350,471	$445,642,351	$518,399,588

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,474,140	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(140,060)	$(398,738)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund				MM Russell 2000 Small Cap Index Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended December 31, 2013

$2,232,860	$2,247,307		$1,522,795	$1,743,565	$1,563,630		$1,557,973
11,043,306	6,707,678		18,359,106	5,989,709	11,633,560		17,131,381
(28,426,744)	7,814,057		15,146,167	(32,639,548)	(6,157,085)		18,305,664

(15,150,578)	16,769,042		35,028,068	(24,906,274)	7,040,105		36,995,018

-	(1,540,869)		(1,111,018)	-	(1,146,533)		(1,167,233)
-	(55,208)		(69,525)	-	(43,187)		(161,990)
-	(123,337)		(36,989)	-	(68,716)		(141,125)
-	(351,175)		(128,154)	-	(235,643)		(79,492)
-	-	***	(106,647)	-	-	***	(63,201)
-	(177,234)		(77,925)	-	(110,446)		(49,579)
-	(887)		-	-	(1,117)		-
-	(577	)*	-	-	(676	)*	-

-	(2,249,287)		(1,530,258)	-	(1,606,318)		(1,662,620)

(504,686)	(4,060,735)		(12,564,310)	(97,899)	(9,717,239)		(10,508,939)
(40,508)	(147,273)		(797,108)	(4,253)	(440,894)		(1,445,297)
(61,578)	(332,713)		(423,641)	(4,433)	(617,170)		(1,230,387)
(178,890)	(1,178,726)		(1,688,043)	(16,884)	(2,566,301)		(840,154)
-	-	***	(1,305,982)	-	-	***	(628,857)
(118,641)	(796,854)		(1,198,176)	(7,896)	(1,485,834)		(599,003)
(49,479)	(3,452)		-	(4,748)	(13,140)		-
(26,544)	(3,017	)*	-	(2,611)	(10,530	)*	-

(980,326)	(6,522,770)		(17,977,260)	(138,724)	(14,851,108)		(15,252,637)

444,250	44,886,831		(10,642,114)	105,394,573	12,560,246		(14,979,124)
6,672,292	(477,832)		5,927,066	4,385,439	(8,545,691)		12,824,201
5,179,084	9,123,436		3,185,935	2,387,328	5,746,597		1,369,793
10,422,669	29,696,062		11,698,842	8,036,015	20,094,668		6,972,326
-	(10,041,602	)***	10,213,589	-	(5,978,385	)***	5,631,519
5,608,194	18,939,357		8,970,770	517,093	10,738,266		5,174,442
15,304,725	128,726		-	10,349,917	160,077		-
9,365,527	138,158	*	-	6,350,620	146,572	*	-

52,996,741	92,393,136		29,354,088	137,420,985	34,922,350		16,993,157

36,865,837	100,390,121		44,874,638	112,375,987	25,505,029		37,072,918

233,960,390	133,570,269		88,695,631	149,909,787	124,404,758		87,331,840

$270,826,227	$233,960,390		$133,570,269	$262,285,774	$149,909,787		$124,404,758

$2,260,618	$-		$-	$1,710,590	$-		$-

$-	$(11,732)		$(5,711)	$-	$(13,852)		$(18,438)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Mid Cap Growth Equity II Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(4,505,988)	$(6,360,438)	$(6,375,769)
Net realized gain (loss) on investment transactions	210,508,284	208,811,792	217,638,269
Net change in unrealized appreciation (depreciation) on investments	(202,803,057)	30,663,325	311,745,041

Net increase (decrease) in net assets resulting from operations	3,199,239	233,114,679	523,007,541

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-	-
Class R5	-	-	-
Service Class	-	-	-
Administrative Class	-	-	-
Class A	-	-	-
Class R4*	-	-	-
Class R3	-	-	-

Total distributions from net investment income	-	-	-

From net realized gains:
Class I	(5,244,538)	(43,786,734)	(28,897,423)
Class R5	(5,040,837)	(67,957,371)	(56,638,118)
Service Class	(1,870,084)	(25,305,083)	(27,213,847)
Administrative Class	(2,940,916)	(40,024,588)	(38,826,831)
Class A	(2,612,545)	(36,490,484)	(35,690,405)
Class R4*	(69,064)	(278,894)	-
Class R3	(35,278)	(317,456)	(231,834)

Total distributions from net realized gains	(17,813,262)	(214,160,610)	(187,498,458)

Tax return of capital:
Class R5	-	-	-
Service Class	-	-	-
Administrative Class	-	-	-
Class A	-	-	-

Total tax return of capital	-	-	-

Net fund share transactions (Note 5):
Class I	391,247,796	139,870,415	67,571,733
Class R5	(26,139,304)	92,634,428	12,695,641
Service Class	(6,100,747)	(29,173,542)	12,324,924
Administrative Class	170,867	(22,864,708)	(6,772,437)
Class A	(16,681,040)	(12,619,900)	(86,410,537)
Class R4*	9,061,597	3,097,836	-
Class R3	2,480,516	423,941	(308,902)

Increase (decrease) in net assets from fund share transactions	354,039,685	171,368,470	(899,578)

Total increase (decrease) in net assets	339,425,662	190,322,539	334,609,505
Net assets
Beginning of year	2,044,172,886	1,853,850,347	1,519,240,842

End of year	$2,383,598,548	$2,044,172,886	$1,853,850,347

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(3,155,003)	$(4,078,935)	$(2,314,919)

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund			MassMutual Select Diversified International Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$(1,060,350)	$(2,717,675)	$(3,264,151)	$1,116,229	$6,062,520	$3,320,671
105,401,769	157,927,957	171,850,921	(1,321,872)	8,211,548	11,231,937
(157,537,280)	(104,883,649)	177,353,069	(1,983,744)	(33,120,412)	15,493,496

(53,195,861)	50,326,633	345,939,839	(2,189,387)	(18,846,344)	30,046,104

-	-	-	-	(2,280,133)*	-
-	-	-	-	(4,012,527)	(3,634,226)
-	-	-	-	(5,112)	(2,050)
-	-	-	-	(3,140)	(247)
-	-	-	-	(12,303)	(13,673)
-	-	-	-	(3,132)	-
-	-	-	-	(2,942)*	-

-	-	-	-	(6,319,289)	(3,650,196)

(7,939,063)	(97,729,693)	(34,384,646)	-	-	-
(2,835,799)	(40,227,761)	(84,174,946)	-	-	-
(584,319)	(7,757,014)	(11,953,451)	-	-	-
(533,026)	(6,266,247)	(6,568,617)	-	-	-
(836,481)	(12,281,361)	(11,526,813)	-	-	-
(6,252)	(21,949)	-	-	-	-
(5,562)	(44,504)	(95,810)	-	-	-

(12,740,502)	(164,328,529)	(148,704,283)	-	-	-

-	-	-	-	-	(5,700)
-	-	-	-	-	(3)
-	-	-	-	-	(1)
-	-	-	-	-	(21)

-	-	-	-	-	(5,725)

(244,208,832)	363,136,313	60,983,496	7,837,708	68,798,134 *	-
(29,558,647)	(342,599,143)	2,852,842	(111,811,878)	(35,192,508)	(14,559,160)
(728,915)	(32,748,065)	3,927,087	3,324	71,618	8,196
6,109,386	(8,168,464)	(20,085,927)	680	91,570	(7,680)
(6,514,678)	(6,232,685)	(2,907,076)	198,996	(296,775)	(64,282)
381,965	122,049	-	100	103,232	-
244,684	(420,017)	(1,018)	14,956	102,942 *	-

(274,275,037)	(26,910,012)	44,769,404	(103,756,114)	33,678,213	(14,622,926)

(340,211,400)	(140,911,908)	242,004,960	(105,945,501)	8,512,580	11,767,257

862,725,113	1,003,637,021	761,632,061	172,131,896	163,619,316	151,852,059

$522,513,713	$862,725,113	$1,003,637,021	$66,186,395	$172,131,896	$163,619,316

$(214,454)	$(201,359)	$(178,599)	$70,705	$-	$-

$-	$-	$-	$-	$(435,466)	$(1,217,298)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM MSCI EAFE International Index Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,792,382	$7,668,688		$5,060,970
Net realized gain (loss) on investment transactions	710,223	2,550,122		6,049,353
Net change in unrealized appreciation (depreciation) on investments	(31,830,591)	(25,161,015)		24,062,782

Net increase (decrease) in net assets resulting from operations	(23,327,986)	(14,942,205)		35,173,105

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(6,608,248)		(5,098,099)
Class R5	-	(106,877)		(283,749)
Service Class	-	(189,461)		(10,080)
Administrative Class	-	(643,276)		(111,880)
Class L	-	-		(49,898)
Class A	-	(181,481)		(77,008)
Class R4*	-	(3,413)		-
Class R3	-	(2,363	)*	-

Total distributions from net investment income	-	(7,735,119)		(5,630,714)

From net realized gains:
Class I	-	(2,340,437)		(5,805,642)
Class R5	-	(40,283)		(324,715)
Service Class	-	(69,385)		(12,064)
Administrative Class	-	(235,842)		(139,068)
Class L	-	-		(59,594)
Class A	-	(75,857)		(101,626)
Class R4*	-	(1,361)		-
Class R3	-	(1,043	)*	-

Total distributions from net realized gains	-	(2,764,208)		(6,442,709)

Net fund share transactions (Note 5):
Class I	81,211,538	51,183,193		34,534,552
Class R5	13,564,713	(6,190,056)		9,737,638
Service Class	9,800,403	6,224,252		221,959
Administrative Class	12,798,475	20,288,031		3,966,903
Class L	-	(1,935,692	)***	1,796,962
Class A	6,211,301	4,691,754		2,951,550
Class R4*	7,265,408	154,558		-
Class R3	5,420,469	107,091	*	-

Increase (decrease) in net assets from fund share transactions	136,272,307	74,523,131		53,209,564

Total increase (decrease) in net assets	112,944,321	49,081,599		76,309,246
Net assets
Beginning of year	253,550,177	204,468,578		128,159,332

End of year	$366,494,498	$253,550,177		$204,468,578

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$7,106,791	$-		$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(765,559)		$(784,827)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$9,865,235	$13,504,218	$9,051,863
23,581,386	41,158,440	39,764,386
(68,260,206)	(97,744,957)	71,089,268

(34,813,585)	(43,082,299)	119,905,517

(7,349,048)	(6,888,163)	(6,192,954)
(4,104,090)	(3,471,069)	(3,987,151)
(1,829,317)	(1,475,642)	(1,868,875)
(852,982)	(624,275)	(419,289)
-	-	-
(1,213,872)	(1,104,817)	(1,207,893)
(48,123)	(2,404)	-
(27,413)	-	(14,208)

(15,424,845)	(13,566,370)	(13,690,370)

-	-	-
-	-	-
-	-	-
-	-	-
-	-	-
-	-	-
-	-	-
-	-	-

-	-	-

7,655,833	60,884,251	(31,086,209)
10,924,592	(12,283,523)	4,861,281
7,342,707	(249,343)	2,906,914
9,287,564	5,981,599	(5,300,218)
-	-	-
2,243,386	5,949,470	(4,505,143)
3,651,362	102,505	-
1,236,256	(537,008)	69,871

42,341,700	59,847,951	(33,053,504)

(7,896,730)	3,199,282	73,161,643

636,111,364	632,912,082	559,750,439

$628,214,634	$636,111,364	$632,912,082

$8,703,006	$11,891,648	$10,133,810

$-	$-	$-

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets[n]
Class I
09/30/15[i]	$10.10	$0.14	$(0.06)	$0.08	$(0.00)[d]	$(0.01)	$(0.01)	$10.17	0.79%	[b]	$534,131	0.39%	[a]	N/A		0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%		0.00%	[e]	0.40%		2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%		0.00%	[e]	N/A		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%		0.00%	[e]	N/A		2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A		N/A		3.26%
12/31/10[g]	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	[b]	3,658	0.42%	[a]	N/A		N/A		3.15%	[a]
Class R5
09/30/15[i]	$10.08	$0.13	$(0.05)	$0.08	$(0.00)[d]	$(0.01)	$(0.01)	$10.15	0.79%	[b]	$166,482	0.49%	[a]	N/A		0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%		0.00%	[e]	0.51%		1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%		0.00%	[e]	N/A		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%		0.00%	[e]	N/A		2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A		N/A		3.02%
12/31/10[g]	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	[b]	29,273	0.57%	[a]	N/A		N/A		2.77%	[a]
Service Class
09/30/15[i]	$10.12	$0.12	$(0.06)	$0.06	$(0.00)[d]	$(0.01)	$(0.01)	$10.17	0.59%	[b]	$209,728	0.59%	[a]	N/A		0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%		0.00%	[e]	0.62%	[k]	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%		0.00%	[e]	N/A		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%		0.00%	[e]	N/A		2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A		N/A		2.89%
12/31/10[g]	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	[b]	516,171	0.69%	[a]	N/A		N/A		2.51%	[a]
Administrative Class
09/30/15[i]	$10.06	$0.11	$(0.05)	$0.06	$(0.00)[d]	$(0.01)	$(0.01)	$10.11	0.59%	[b]	$89,080	0.69%	[a]	N/A		0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%		0.00%	[e]	0.71%		1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%		0.00%	[e]	N/A		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%		0.00%	[e]	N/A		2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A		N/A		2.87%
12/31/10[g]	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	[b]	27,909	0.77%	[a]	N/A		N/A		2.57%	[a]
Class A
09/30/15[i]	$10.10	$0.11	$(0.07)	$0.04	$(0.00)[d]	$(0.01)	$(0.01)	$10.13	0.39%	[b]	$1,998	0.94%	[a]	N/A		0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a]	0.00%	[e]	0.95%	[a]	1.36%	[a]
Class R4
09/30/15[i]	$10.12	$0.10	$(0.05)	$0.05	$(0.00)[d]	$(0.01)	$(0.01)	$10.16	0.49%	[b]	$336,956	0.84%	[a]	N/A		0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%		0.00%	[e]	0.85%		1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%		0.00%	[e]	N/A		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%		0.00%	[e]	N/A		1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A		N/A		2.71%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	[b]	708,198	0.87%	[a]	N/A		N/A		2.34%	[a]
Class R3
09/30/15[i]	$10.06	$0.08	$(0.05)	$0.03	$(0.00)[d]	$(0.01)	$(0.01)	$10.08	0.29%	[b]	$48,998	1.09%	[a]	N/A		1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%		0.00%	[e]	1.10%		1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%		0.00%	[e]	N/A		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%		0.00%	[e]	N/A		1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A		N/A		2.50%
12/31/10[g]	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	[b]	9,825	1.12%	[a]	N/A		N/A		2.12%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	264%	453%[u]	460%[u]	501%[u]	442%	299%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$10.15	$0.20	$(0.13)	$0.07	$(0.00)[d]	$(0.00)[d]	$10.22	0.72%	[b]	$68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18	0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
09/30/15[i]	$10.16	$0.19	$(0.13)	$0.06	$(0.00)[d]	$(0.00)[d]	$10.22	0.62%	[b]	$50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38	0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
12/31/12	9.91	0.31	0.47	0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A		3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	(0.33)	9.91	6.61%		75,607	0.66%		N/A		3.14%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	(0.53)	9.60	10.51%		48,222	0.66%		N/A		4.10%
Service Class
09/30/15[i]	$10.17	$0.19	$(0.14)	$0.05	$(0.00)[d]	$(0.00)[d]	$10.22	0.52%	[b]	$59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38	0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%
12/31/12	9.92	0.31	0.46	0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A		2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	(0.33)	9.92	6.54%		27,303	0.71%		N/A		3.08%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	(0.51)	9.61	10.46%		28,610	0.71%		N/A		4.12%
Administrative Class
09/30/15[i]	$10.14	$0.18	$(0.14)	$0.04	$(0.00)[d]	$(0.00)[d]	$10.18	0.42%	[b]	$36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38	0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)	(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
12/31/12	9.90	0.29	0.46	0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A		2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	(0.30)	9.90	6.43%		26,987	0.86%		N/A		2.90%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	(0.51)	9.58	10.34%		41,764	0.86%		N/A		3.88%
Class A
09/30/15[i]	$10.13	$0.16	$(0.14)	$0.02	$(0.00)[d]	$(0.00)[d]	$10.15	0.22%	[b]	$40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38	0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)	(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
12/31/12	9.89	0.26	0.46	0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A		2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	(0.27)	9.89	6.23%		40,971	1.11%		N/A		2.68%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	(0.48)	9.56	10.00%		54,043	1.11%		N/A		3.68%
Class R4
09/30/15[i]	$10.12	$0.18	$(0.15)	$0.03	$(0.00)[d]	$(0.00)[d]	$10.15	0.32%	[b]	$14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19	0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
09/30/15[i]	$10.05	$0.15	$(0.14)	$0.01	$(0.00)[d]	$(0.00)[d]	$10.06	0.13%	[b]	$2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38	0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)	(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%
12/31/12	9.85	0.23	0.46	0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A		2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	(0.26)	9.85	5.80%		988	1.41%		N/A		2.37%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	(0.46)	9.55	9.70%		963	1.41%		N/A		3.33%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	191%	308%	352%	417%	669%	267%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$14.86	$0.18	$(1.35)	$(1.17)	$(0.05)	$(0.05)	$13.64	(7.91%	)[b]	$75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
09/30/15[i]	$14.87	$0.17	$(1.35)	$(1.18)	$(0.05)	$(0.05)	$13.64	(7.98%	)[b]	$207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	(0.16)	8.87	1.37%		212,076	0.59%		1.79%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	(0.17)	8.92	12.56%		186,639	0.60%		1.86%
Service Class
09/30/15[i]	$14.88	$0.16	$(1.36)	$(1.20)	$(0.05)	$(0.05)	$13.63	(8.11%	)[b]	$14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	(0.22)	10.22	17.74%		18,431	0.69%		1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	(0.15)	8.87	1.25%		23,925	0.69%		1.69%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	(0.16)	8.92	12.45%		33,138	0.70%		1.78%
Administrative Class
09/30/15[i]	$14.93	$0.15	$(1.35)	$(1.20)	$(0.05)	$(0.05)	$13.68	(8.08%	)[b]	$6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	(0.12)	8.90	1.17%		9,809	0.80%		1.52%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	(0.15)	8.92	12.35%		40,298	0.81%		1.63%
Class A
09/30/15[i]	$14.86	$0.13	$(1.36)	$(1.23)	$(0.05)	$(0.05)	$13.58	(8.32%	)[b]	$20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	(0.11)	8.86	0.83%		24,863	1.09%		1.26%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	(0.12)	8.90	11.96%		32,870	1.10%		1.34%
Class R4
09/30/15[i]	$14.83	$0.14	$(1.35)	$(1.21)	$(0.05)	$(0.05)	$13.57	(8.20%	)[b]	$279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
09/30/15[i]	$14.91	$0.12	$(1.36)	$(1.24)	$(0.05)	$(0.05)	$13.62	(8.36%	)[b]	$247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	(0.19)	14.91	11.02%		194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	(0.15)	10.25	16.88%		131	1.40%		1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	(0.09)	8.90	0.63%		259	1.40%		0.98%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	(0.07)	8.94	11.63%		255	1.41%		0.93%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	29%	49%	44%	38%	36%	130%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$13.97	$0.17	$(1.28)	$(1.11)	$-	$(0.40)	$(0.40)	$12.46	(8.06%	)[b]	$422,026	0.63%	[a]	N/A		1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%		1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%		1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%		2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%		2.00%
12/31/10[g]	9.82	0.03	0.63	0.66	-	-	-	10.48	6.72%	[b]	107	0.75%	[a]	0.65%	[a]	1.98%	[a]
Class R5
09/30/15[i]	$14.01	$0.16	$(1.28)	$(1.12)	$-	$(0.40)	$(0.40)	$12.49	(8.10%	)[b]	$423,631	0.73%	[a]	N/A		1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%		1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%		1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%		2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%		1.62%
12/31/10	9.35	0.13	1.14	1.27	(0.13)	-	(0.13)	10.49	13.91%		500,716	0.81%		0.80%		1.35%
Service Class
09/30/15[i]	$13.97	$0.15	$(1.28)	$(1.13)	$-	$(0.40)	$(0.40)	$12.44	(8.20%	)[b]	$158,634	0.83%	[a]	N/A		1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%		1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%		1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%		1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%		1.60%
12/31/10	9.33	0.12	1.14	1.26	(0.13)	-	(0.13)	10.46	13.81%		133,797	0.85%		0.84%		1.30%
Administrative Class
09/30/15[i]	$14.04	$0.14	$(1.29)	$(1.15)	$-	$(0.40)	$(0.40)	$12.49	(8.30%	)[b]	$102,932	0.93%	[a]	N/A		1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%		1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%		1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%		1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%		1.41%
12/31/10	9.31	0.11	1.14	1.25	(0.11)	-	(0.11)	10.45	13.71%		162,055	1.00%		0.99%		1.15%
Class A
09/30/15[i]	$13.90	$0.11	$(1.26)	$(1.15)	$-	$(0.40)	$(0.40)	$12.35	(8.39%	)[b]	$170,054	1.18%	[a]	N/A		1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%		1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%		1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%		1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%		1.19%
12/31/10	9.24	0.09	1.13	1.22	(0.10)	-	(0.10)	10.36	13.46%		293,195	1.25%		1.24%		0.91%
Class R4
09/30/15[i]	$13.86	$0.12	$(1.26)	$(1.14)	$-	$(0.40)	$(0.40)	$12.32	(8.34%	)[b]	$1,846	1.08%	[a]	N/A		1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A		1.11%	[a]
Class R3
09/30/15[i]	$13.81	$0.10	$(1.26)	$(1.16)	$-	$(0.40)	$(0.40)	$12.25	(8.51%	)[b]	$896	1.33%	[a]	N/A		0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%		0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%		0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%		1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%		0.89%
12/31/10	9.13	0.06	1.11	1.17	(0.05)	-	(0.05)	10.25	12.97%		2,051	1.55%		1.54%		0.60%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	15%	19%	18%	22%	14%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$8.29	$0.12	$(0.78)	$(0.66)	$-	$(0.06)	$(0.06)	$7.57	(7.94%	)[b]	$59,771	0.67%	[a]	0.63%	[a]	1.96%	[a]
12/31/14[h]	9.64	0.15	0.08	0.23	(0.29)	(1.29)	(1.58)	8.29	3.05%	[b]	148,996	0.64%	[a]	0.63%	[a]	2.09%	[a]
Class R5
09/30/15[i]	$8.30	$0.12	$(0.78)	$(0.66)	$-	$(0.06)	$(0.06)	$7.58	(7.92%	)[b]	$123,464	0.77%	[a]	0.73%	[a]	1.91%	[a]
12/31/14	9.48	0.28	0.11	0.39	(0.28)	(1.29)	(1.57)	8.30	4.73%		172,533	0.75%		0.74%		2.92%
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%		337,852	0.77%		0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%		0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%	)	309,422	0.77%		N/A		1.00%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	(0.14)	10.60	13.08%		377,131	0.77%		N/A		0.91%
Service Class
09/30/15[i]	$8.32	$0.11	$(0.78)	$(0.67)	$-	$(0.06)	$(0.06)	$7.59	(8.03%	)[b]	$9,543	0.87%	[a]	0.83%	[a]	1.76%	[a]
12/31/14	9.49	0.27	0.11	0.38	(0.26)	(1.29)	(1.55)	8.32	4.59%		13,470	0.85%		0.83%		2.81%
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%		34,719	0.86%		0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%		0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%	)	65,751	0.86%		N/A		0.91%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	(0.13)	10.60	12.98%		81,805	0.86%		N/A		0.82%
Administrative Class
09/30/15[i]	$8.27	$0.10	$(0.76)	$(0.66)	$-	$(0.06)	$(0.06)	$7.55	(7.95%	)[b]	$15,634	0.97%	[a]	0.93%	[a]	1.70%	[a]
12/31/14	9.46	0.24	0.12	0.36	(0.26)	(1.29)	(1.55)	8.27	4.42%		25,165	0.96%		0.94%		2.48%
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%		29,046	1.01%		0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%		1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%	)	48,977	1.01%		N/A		0.77%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	(0.11)	10.57	12.81%		78,893	1.01%		N/A		0.65%
Class A
09/30/15[i]	$8.26	$0.09	$(0.77)	$(0.68)	$-	$(0.06)	$(0.06)	$7.52	(8.21%	)[b]	$33,802	1.22%	[a]	1.18%	[a]	1.44%	[a]
12/31/14	9.44	0.21	0.13	0.34	(0.23)	(1.29)	(1.52)	8.26	4.22%		50,363	1.21%		1.19%		2.24%
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%		65,907	1.26%		1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%		1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%	)	104,872	1.26%		N/A		0.51%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	(0.09)	10.54	12.48%		155,189	1.26%		N/A		0.42%
Class R4
09/30/15[i]	$8.24	$0.10	$(0.78)	$(0.68)	$-	$(0.06)	$(0.06)	$7.50	(8.23%	)[b]	$94	1.12%	[a]	1.08%	[a]	1.57%	[a]
12/31/14[h]	9.59	0.12	0.08	0.20	(0.26)	(1.29)	(1.55)	8.24	2.71%	[b]	103	1.09%	[a]	1.08%	[a]	1.68%	[a]
Class R3
09/30/15[i]	$8.12	$0.08	$(0.76)	$(0.68)	$-	$(0.06)	$(0.06)	$7.38	(8.35%	)[b]	$79	1.37%	[a]	1.33%	[a]	1.31%	[a]
12/31/14	9.30	0.19	0.14	0.33	(0.22)	(1.29)	(1.51)	8.12	4.10%		94	1.40%		1.38%		2.06%
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%		114	1.56%		1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%		1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%	)	434	1.55%		N/A		0.22%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	(0.06)	10.44	12.20%		735	1.56%		N/A		0.12%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	6%	50%	34%	107%	10%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$18.54	$0.27	$(1.26)	$(0.99)	$-	$(0.05)	$(0.05)	$17.50	(5.35%	)[b]	$860,720	0.12%	[a]	N/A		1.93%	[a]
12/31/14	16.99	0.34	1.94	2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%		1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%		2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%		2.23%
12/31/11[g]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a]	1.80%	[a]
Class R5
09/30/15[i]	$18.58	$0.25	$(1.26)	$(1.01)	$-	$(0.05)	$(0.05)	$17.52	(5.44%	)[b]	$872,011	0.22%	[a]	N/A		1.82%	[a]
12/31/14	17.02	0.32	1.95	2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%		1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%		1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%		2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
12/31/10	10.36	0.20	1.33	1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%
Service Class
09/30/15[i]	$18.60	$0.23	$(1.26)	$(1.03)	$-	$(0.05)	$(0.05)	$17.52	(5.54%	)[b]	$636,417	0.37%	[a]	N/A		1.66%	[a]
12/31/14	17.05	0.29	1.94	2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%		1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%		1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%		1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%
12/31/10	10.38	0.17	1.33	1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%
Administrative Class
09/30/15[i]	$18.39	$0.22	$(1.26)	$(1.04)	$-	$(0.05)	$(0.05)	$17.30	(5.66%	)[b]	$493,479	0.47%	[a]	N/A		1.57%	[a]
12/31/14	16.86	0.27	1.93	2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%		1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%		1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%		1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
12/31/10	10.27	0.17	1.31	1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%
Class A
09/30/15[i]	$18.23	$0.18	$(1.24)	$(1.06)	$-	$(0.05)	$(0.05)	$17.12	(5.82%	)[b]	$11,784	0.72%	[a]	N/A		1.33%	[a]
12/31/14[h]	17.01	0.19	1.68	1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A		1.43%	[a]
Class R4
09/30/15[i]	$18.25	$0.19	$(1.23)	$(1.04)	$-	$(0.05)	$(0.05)	$17.16	(5.70%	)[b]	$534,856	0.62%	[a]	N/A		1.41%	[a]
12/31/14	16.74	0.24	1.90	2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%		1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%		1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%		1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%		1.40%
12/31/10	10.22	0.15	1.30	1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%		1.39%
Class R3
09/30/15[i]	$18.06	$0.16	$(1.22)	$(1.06)	$-	$(0.05)	$(0.05)	$16.95	(5.88%	)[b]	$24,643	0.87%	[a]	N/A		1.21%	[a]
12/31/14	16.58	0.19	1.90	2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%		1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%		1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%		1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%		1.10%
12/31/10	10.13	0.11	1.29	1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%		1.09%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	2%	5%	10%	3%	2%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z shares were renamed Class I shares on September 30, 2011. Class I shares were renamed Class R5 shares on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$22.69	$0.28	$(3.41)	$(3.13)	$-	$(0.25)	$(0.25)	$19.31	(13.85%	)[b]	$216,254	0.73%	[a]	N/A		1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%		1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%		0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%		1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%		1.01%
12/31/10[g]	16.92	0.02	0.70	0.72	-	-	-	17.64	4.26%	[b]	104	0.79%	[a]	0.69%	[a]	0.77%	[a]
Class R5
09/30/15[i]	$22.74	$0.27	$(3.42)	$(3.15)	$-	$(0.25)	$(0.25)	$19.34	(13.91%	)[b]	$240,748	0.83%	[a]	N/A		1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%		1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%		0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%		0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%		0.73%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	(0.11)	17.63	21.81%		307,649	0.82%		0.80%		0.62%
Service Class
09/30/15[i]	$22.49	$0.25	$(3.38)	$(3.13)	$-	$(0.25)	$(0.25)	$19.11	(14.02%	)[b]	$76,245	0.93%	[a]	N/A		1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%		1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%		0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%		0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%		0.63%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	(0.10)	17.49	21.73%		70,955	0.92%		0.90%		0.52%
Administrative Class
09/30/15[i]	$22.31	$0.23	$(3.35)	$(3.12)	$-	$(0.25)	$(0.25)	$18.94	(14.04%	)[b]	$97,736	1.03%	[a]	N/A		1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%		1.63%
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%		0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%		0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%		0.46%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	(0.07)	17.32	21.54%		91,044	1.07%		1.05%		0.36%
Class A
09/30/15[i]	$21.69	$0.18	$(3.24)	$(3.06)	$-	$(0.25)	$(0.25)	$18.38	(14.16%	)[b]	$181,803	1.28%	[a]	N/A		1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%		1.45%
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%		0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%		0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%		0.23%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	(0.05)	16.99	21.29%		170,895	1.32%		1.30%		0.12%
Class R4
09/30/15[i]	$21.65	$0.24	$(3.29)	$(3.05)	$-	$(0.25)	$(0.25)	$18.35	(14.14%	)[b]	$1,683	1.18%	[a]	N/A		1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A		0.55%	[a]
Class R3
09/30/15[i]	$20.95	$0.14	$(3.12)	$(2.98)	$-	$(0.25)	$(0.25)	$17.72	(14.28%	)[b]	$2,317	1.44%	[a]	N/A		0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%		1.31%
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%		(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%		(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%		(0.09%	)
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-	16.60	20.90%		1,882	1.62%		1.60%		(0.19%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	39%	35%	27%	30%	32%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$8.18	$0.05	$(0.18)	$(0.13)	$-	$(0.03)	$(0.03)	$8.02	(1.60%	)[b]	$75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78	0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
09/30/15[i]	$8.20	$0.04	$(0.18)	$(0.14)	$-	$(0.03)	$(0.03)	$8.03	(1.71%	)[b]	$20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86	0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%		N/A		0.31%
12/31/10	4.75	0.01	0.96	0.97	-	-	-	5.72	20.42%		21,169	0.65%		N/A		0.25%
Service Class
09/30/15[i]	$8.07	$0.04	$(0.17)	$(0.13)	$-	$(0.03)	$(0.03)	$7.91	(1.62%	)[b]	$5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83	0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%		N/A		0.21%
12/31/10	4.70	0.01	0.95	0.96	-	-	-	5.66	20.43%		1,633	0.75%		N/A		0.13%
Administrative Class
09/30/15[i]	$7.93	$0.03	$(0.16)	$(0.13)	$-	$(0.03)	$(0.03)	$7.77	(1.65%	)[b]	$10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81	0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%		N/A		0.06%
12/31/10	4.65	0.00 [d]	0.93	0.93	-	-	-	5.58	20.00%		6,658	0.90%		N/A		0.01%
Class A
09/30/15[i]	$7.68	$0.02	$(0.17)	$(0.15)	$-	$(0.03)	$(0.03)	$7.50	(1.96%	)[b]	$17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80	0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%		N/A		(0.19%	)
12/31/10	4.54	(0.01)	0.91	0.90	-	-	-	5.44	19.82%		19,690	1.15%		N/A		(0.24%	)
Class R4
09/30/15[i]	$7.66	$0.02	$(0.16)	$(0.14)	$-	$(0.03)	$(0.03)	$7.49	(1.84%	)[b]	$193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73	0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
09/30/15[i]	$7.38	$(0.00)[d]	$(0.16)	$(0.16)	$-	$(0.03)	$(0.03)	$7.19	(2.18%	)[b]	$100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76	0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%		N/A		(0.50%	)
12/31/10	4.43	(0.03)	0.88	0.85	-	-	-	5.28	19.19%		336	1.45%		N/A		(0.55%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	37%	59%	62%	109%	49%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$17.24	$0.03	$0.13	$0.16	$-	$(0.16)	$(0.16)	$17.24	0.87%	[b]	$317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
09/30/15[i]	$17.23	$0.02	$0.13	$0.15	$-	$(0.16)	$(0.16)	$17.22	0.81%	[b]	$491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	-	(0.00)[d]	10.81	1.50%		270,651	0.84%		0.76%		0.17%
12/31/10	9.14	0.01	1.51	1.52	(0.01)	-	(0.01)	10.65	16.64%		163,662	0.84%		0.76%		0.08%
Service Class
09/30/15[i]	$17.12	$0.01	$0.12	$0.13	$-	$(0.16)	$(0.16)	$17.09	0.70%	[b]	$197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	-	10.77	1.51%		87,359	0.97%		0.82%		0.13%
12/31/10	9.12	0.00 [d]	1.50	1.50	(0.01)	-	(0.01)	10.61	16.45%		42,443	0.97%		0.82%		0.01%
Administrative Class
09/30/15[i]	$16.94	$(0.01)	$0.13	$0.12	$-	$(0.16)	$(0.16)	$16.90	0.64%	[b]	$226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	-	10.71	1.42%		243,741	1.09%		0.98%		(0.09%	)
12/31/10	9.08	(0.01)	1.50	1.49	-	-	-	10.57	16.30%		257,545	1.09%		0.98%		(0.15%	)
Class A
09/30/15[i]	$16.42	$(0.04)	$0.13	$0.09	$-	$(0.16)	$(0.16)	$16.35	0.48%	[b]	$150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	-	10.48	1.16%		75,919	1.34%		1.19%		(0.29%	)
12/31/10	8.93	(0.03)	1.46	1.43	-	-	-	10.36	16.01%		66,401	1.34%		1.19%		(0.36%	)
Class R4
09/30/15[i]	$16.44	$(0.03)	$0.13	$0.10	$-	$(0.16)	$(0.16)	$16.38	0.54%	[b]	$19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
09/30/15[i]	$15.75	$(0.06)	$0.12	$0.06	$-	$(0.16)	$(0.16)	$15.65	0.38%	[b]	$3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	-	10.18	0.69%		78	1.64%		1.51%		(0.72%	)
12/31/10	8.74	(0.06)	1.43	1.37	-	-	-	10.11	15.68%		344	1.64%		1.51%		(0.69%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	48%	34%	33%	20%	38%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$11.90	$0.00 [d]	$(0.64)	$(0.64)	$-	$(0.28)	$(0.28)	$10.98	(5.48%	)[b]	$352,117	0.74%	[a]	N/A		0.05%	[a]
12/31/14	11.43	0.01	1.20	1.21	-	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%		0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%		0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%		0.86%
12/31/11[g]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a]	(0.33%	)[a]
Class R5
09/30/15[i]	$11.85	$(0.00)[d]	$(0.65)	$(0.65)	$-	$(0.28)	$(0.28)	$10.92	(5.58%	)[b]	$220,721	0.84%	[a]	N/A		(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20	1.20	-	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%		0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%		(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%		0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	-	7.40	4.82%		233,080	0.87%		0.86%		(0.18%	)
12/31/10	5.87	(0.00)[d]	1.19	1.19	-	-	-	7.06	20.27%		210,972	0.87%		N/A		(0.06%	)
Service Class
09/30/15[i]	$11.64	$(0.01)	$(0.63)	$(0.64)	$-	$(0.28)	$(0.28)	$10.72	(5.60%	)[b]	$149,543	0.94%	[a]	N/A		(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17	1.16	-	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%		(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%		(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%		0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	-	7.31	4.73%		29,740	0.97%		0.96%		(0.29%	)
12/31/10	5.81	(0.01)	1.18	1.17	-	-	-	6.98	20.14%		22,037	0.97%		N/A		(0.19%	)
Administrative Class
09/30/15[i]	$11.37	$(0.02)	$(0.61)	$(0.63)	$-	$(0.28)	$(0.28)	$10.46	(5.64%	)[b]	$107,017	1.04%	[a]	N/A		(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15	1.13	-	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%		(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%		(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%		(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
12/31/10	5.73	(0.02)	1.16	1.14	-	-	-	6.87	19.90%		54,658	1.12%		N/A		(0.35%	)
Class A
09/30/15[i]	$10.88	$(0.04)	$(0.59)	$(0.63)	$-	$(0.28)	$(0.28)	$9.97	(5.90%	)[b]	$140,896	1.29%	[a]	N/A		(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11	1.06	-	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%		(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%		(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%		(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	-	6.97	4.34%		51,191	1.37%		1.36%		(0.68%	)
12/31/10	5.58	(0.03)	1.13	1.10	-	-	-	6.68	19.50%		53,610	1.37%		N/A		(0.60%	)
Class R4
09/30/15[i]	$10.88	$(0.04)	$(0.57)	$(0.61)	$-	$(0.28)	$(0.28)	$9.99	(5.71%	)[b]	$2,794	1.19%	[a]	N/A		(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08	1.05	-	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A		(0.40%	)[a]
Class R3
09/30/15[i]	$10.34	$(0.05)	$(0.55)	$(0.60)	$-	$(0.28)	$(0.28)	$9.46	(5.92%	)[b]	$751	1.44%	[a]	N/A		(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06	0.99	-	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%		(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%		(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%		(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	-	6.73	4.02%		21	1.67%		1.66%		(0.99%	)
12/31/10	5.43	(0.05)	1.09	1.04	-	-	-	6.47	19.37%		28	1.67%		N/A		(0.95%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	28%	25%	29%	19%	21%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$15.25	$0.11	$(1.49)	$(1.38)	$-	$(0.16)	$(0.16)	$13.71	(9.12%	)[b]	$128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77	0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	-	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
12/31/11[g]	9.88	0.02	(0.11)	(0.09)	(0.11)	-	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a]	3.28%	[a]
Class R5
09/30/15[i]	$15.32	$0.09	$(1.50)	$(1.41)	$-	$(0.16)	$(0.16)	$13.75	(9.22%	)[b]	$8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85	0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	-	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	-	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
12/31/10	8.28	0.12	1.82	1.94	(0.13)	-	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%
Service Class
09/30/15[i]	$15.29	$0.08	$(1.49)	$(1.41)	$-	$(0.16)	$(0.16)	$13.72	(9.30%	)[b]	$2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81	0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	-	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	-	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%
12/31/10	8.30	0.12	1.82	1.94	(0.12)	-	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%
Administrative Class
09/30/15[i]	$15.40	$0.06	$(1.49)	$(1.43)	$-	$(0.16)	$(0.16)	$13.81	(9.36%	)[b]	$270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84	0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	-	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
12/31/10	8.29	0.10	1.81	1.91	(0.10)	-	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%
Class A
09/30/15[i]	$15.27	$0.04	$(1.48)	$(1.44)	$-	$(0.16)	$(0.16)	$13.67	(9.51%	)[b]	$2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81	0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	-	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	-	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
12/31/10	8.27	0.07	1.81	1.88	(0.07)	-	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%
Class R4
09/30/15[i]	$15.24	$0.06	$(1.49)	$(1.43)	$-	$(0.16)	$(0.16)	$13.65	(9.46%	)[b]	$93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50	0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
09/30/15[i]	$15.21	$0.03	$(1.48)	$(1.45)	$-	$(0.16)	$(0.16)	$13.60	(9.61%	)[b]	$89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81	0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	-	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	-	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%
12/31/10	8.27	0.05	1.81	1.86	(0.06)	-	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	105%	112%	109%	85%	82%	143%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$15.76	$0.07	$(1.21)	$(1.14)	$(0.00)[d]	$(0.00)[d]	$14.62	(7.23%	)[b]	$65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
09/30/15[i]	$15.77	$0.06	$(1.21)	$(1.15)	$(0.00)[d]	$(0.00)[d]	$14.62	(7.29%	)[b]	$93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	(0.03)	9.05	(3.91%	)	92,162	0.86%		N/A		0.36%
12/31/10	7.41	0.06	2.04	2.10	(0.06)	(0.06)	9.45	28.36%		67,913	0.87%		N/A		0.73%
Service Class
09/30/15[i]	$15.82	$0.05	$(1.21)	$(1.16)	$(0.00)[d]	$(0.00)[d]	$14.66	(7.33%	)[b]	$3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	(0.02)	9.06	(3.93%	)	3,055	0.96%		N/A		0.22%
12/31/10	7.40	0.04	2.06	2.10	(0.05)	(0.05)	9.45	28.35%		4,734	0.97%		N/A		0.49%
Administrative Class
09/30/15[i]	$15.74	$0.04	$(1.21)	$(1.17)	$(0.00)[d]	$(0.00)[d]	$14.57	(7.43%	)[b]	$6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	9.04	(4.34%	)	2,152	1.11%		N/A		0.04%
12/31/10	7.40	0.03	2.06	2.09	(0.04)	(0.04)	9.45	28.19%		21,552	1.12%		N/A		0.36%
Class A
09/30/15[i]	$15.71	$0.01	$(1.20)	$(1.19)	$(0.00)[d]	$(0.00)[d]	$14.52	(7.57%	)[b]	$6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	(0.00)	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	9.03	(4.34%	)	4,694	1.36%		N/A		(0.18%	)
12/31/10	7.40	0.01	2.04	2.05	(0.01)	(0.01)	9.44	27.77%		7,837	1.37%		N/A		0.14%
Class R4
09/30/15[i]	$15.69	$0.02	$(1.20)	$(1.18)	$(0.00)[d]	$(0.00)[d]	$14.51	(7.51%	)[b]	$639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
09/30/15[i]	$15.69	$(0.01)	$(1.20)	$(1.21)	$(0.00)[d]	$(0.00)[d]	$14.48	(7.70%	)[b]	$123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	18%	22%	28%	32%	25%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$14.38	$0.04	$(1.18)	$(1.14)	$-	$(0.21)	$(0.21)	$13.03	(7.99%	)[b]	$125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%		0.68%
12/31/10[g]	12.74	0.02	1.07	1.09	(0.11)	-	(0.11)	13.72	8.59%	[b]	108	0.95%	[a]	0.87%	[a]	1.03%	[a]
Class R5
09/30/15[i]	$14.43	$0.03	$(1.19)	$(1.16)	$-	$(0.21)	$(0.21)	$13.06	(8.11%	)[b]	$128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%		0.22%
12/31/10	11.23	0.06	2.55	2.61	(0.10)	-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%		0.48%
Service Class
09/30/15[i]	$14.38	$0.02	$(1.19)	$(1.17)	$-	$(0.21)	$(0.21)	$13.00	(8.20%	)[b]	$16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%		0.18%
12/31/10	11.19	0.05	2.55	2.60	(0.09)	-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%		0.42%
Administrative Class
09/30/15[i]	$14.22	$0.01	$(1.17)	$(1.16)	$-	$(0.21)	$(0.21)	$12.85	(8.23%	)[b]	$18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%		0.02%
12/31/10	11.11	0.03	2.53	2.56	(0.07)	-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%		0.27%
Class A
09/30/15[i]	$13.93	$(0.02)	$(1.14)	$(1.16)	$-	$(0.21)	$(0.21)	$12.56	(8.40%	)[b]	$30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%		(0.21%	)
12/31/10	10.97	0.00 [d]	2.49	2.49	(0.05)	-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%		0.04%
Class R4
09/30/15[i]	$13.88	$(0.01)	$(1.14)	$(1.15)	$-	$(0.21)	$(0.21)	$12.52	(8.36%	)[b]	$92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
09/30/15[i]	$13.36	$(0.03)	$(1.09)	$(1.12)	$-	$(0.21)	$(0.21)	$12.03	(8.46%	)[b]	$57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%		(0.51%	)
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)	-	(0.01)	13.05	22.38%		817	1.80%		1.79%		(0.34%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	86%	38%	44%	34%	32%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$13.11	$0.13	$(0.75)	$(0.62)	$-	$(0.05)	$(0.05)	$12.44	(4.77%	)[b]	$137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
09/30/15[i]	$13.09	$0.12	$(0.75)	$(0.63)	$-	$(0.05)	$(0.05)	$12.41	(4.86%	)[b]	$11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
09/30/15[i]	$13.05	$0.10	$(0.74)	$(0.64)	$-	$(0.05)	$(0.05)	$12.36	(4.95%	)[b]	$16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]
Administrative Class
09/30/15[i]	$13.05	$0.09	$(0.74)	$(0.65)	$-	$(0.05)	$(0.05)	$12.35	(5.03%	)[b]	$50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class A
09/30/15[i]	$13.04	$0.07	$(0.74)	$(0.67)	$-	$(0.05)	$(0.05)	$12.32	(5.18%	)[b]	$32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R4
09/30/15[i]	$13.04	$0.09	$(0.76)	$(0.67)	$-	$(0.05)	$(0.05)	$12.32	(5.18%	)[b]	$14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
09/30/15[i]	$13.04	$0.06	$(0.74)	$(0.68)	$-	$(0.05)	$(0.05)	$12.31	(5.26%	)[b]	$8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012
Portfolio turnover rate	18%	12%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.24	$0.13	$(1.08)	$(0.95)	$-	$(0.01)	$(0.01)	$11.28	(7.79%	)[b]	$185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
09/30/15[i]	$12.24	$0.12	$(1.07)	$(0.95)	$-	$(0.01)	$(0.01)	$11.28	(7.79%	)[b]	$7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
09/30/15[i]	$12.17	$0.10	$(1.05)	$(0.95)	$-	$(0.01)	$(0.01)	$11.21	(7.84%	)[b]	$8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]
Administrative Class
09/30/15[i]	$12.20	$0.09	$(1.05)	$(0.96)	$-	$(0.01)	$(0.01)	$11.23	(7.90%	)[b]	$30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class A
09/30/15[i]	$12.16	$0.07	$(1.06)	$(0.99)	$-	$(0.01)	$(0.01)	$11.16	(8.18%	)[b]	$14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R4
09/30/15[i]	$12.16	$0.09	$(1.07)	$(0.98)	$-	$(0.01)	$(0.01)	$11.17	(8.09%	)[b]	$9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
09/30/15[i]	$12.16	$0.07	$(1.06)	$(0.99)	$-	$(0.01)	$(0.01)	$11.16	(8.18%	)[b]	$5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012
Portfolio turnover rate	13%	33%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$18.65	$(0.01)	$0.24	$0.23	$-	$(0.14)	$(0.14)	$18.74	1.22%	[b]	$816,703	0.75%	[a]	N/A		(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%		(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%		(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%		0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%		(0.20%	)
12/31/10[g]	14.67	(0.00)[d]	1.09	1.09	-	-	-	15.76	7.43%	[b]	108	0.85%	[a]	0.75%	[a]	(0.02%	)[a]
Class R5
09/30/15[i]	$18.56	$(0.03)	$0.24	$0.21	$-	$(0.14)	$(0.14)	$18.63	1.12%	[b]	$641,170	0.85%	[a]	N/A		(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%		(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%		(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%		(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%		(0.38%	)
12/31/10	12.31	(0.04)	3.49	3.45	-	-	-	15.76	28.03%		536,407	0.88%		0.86%		(0.26%	)
Service Class
09/30/15[i]	$18.25	$(0.04)	$0.23	$0.19	$-	$(0.14)	$(0.14)	$18.30	1.03%	[b]	$238,436	0.95%	[a]	N/A		(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%		(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%		(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%		(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%		(0.47%	)
12/31/10	12.22	(0.05)	3.46	3.41	-	-	-	15.63	27.91%		207,536	0.97%		0.95%		(0.36%	)
Administrative Class
09/30/15[i]	$17.68	$(0.05)	$0.22	$0.17	$-	$(0.14)	$(0.14)	$17.71	0.95%	[b]	$364,801	1.05%	[a]	N/A		(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%		(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%		(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%		(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%		(0.63%	)
12/31/10	12.03	(0.07)	3.41	3.34	-	-	-	15.37	27.76%		450,117	1.12%		1.10%		(0.51%	)
Class A
09/30/15[i]	$16.76	$(0.08)	$0.21	$0.13	$-	$(0.14)	$(0.14)	$16.75	0.76%	[b]	$306,259	1.30%	[a]	N/A		(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%		(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%		(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%		(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%		(0.87%	)
12/31/10	11.74	(0.10)	3.32	3.22	-	-	-	14.96	27.43%		381,775	1.37%		1.35%		(0.77%	)
Class R4
09/30/15[i]	$16.78	$(0.07)	$0.22	$0.15	$-	$(0.14)	$(0.14)	$16.79	0.88%	[b]	$11,441	1.20%	[a]	N/A		(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A		(0.50%	)[a]
Class R3
09/30/15[i]	$15.84	$(0.10)	$0.21	$0.11	$-	$(0.14)	$(0.14)	$15.81	0.68%	[b]	$4,788	1.45%	[a]	N/A		(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%		(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%		(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%		(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%		(1.18%	)
12/31/10	11.46	(0.13)	3.23	3.10	-	-	-	14.56	27.05%		2,446	1.67%		1.65%		(1.07%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	31%	33%	32%	36%	38%	52%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$16.37	$(0.01)	$(0.95)	$(0.96)	$(0.24)	$(0.24)	$15.17	(5.92%	)[b]	$237,215	0.85%	[a]	N/A		(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	(3.65)	16.37	6.16%		523,725	0.85%		0.84%		(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	(3.24)	19.02	47.86%		237,249	0.92%		0.85%		(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	(0.90)	15.16	13.53%		136,266	0.92%		0.86%		(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%		(0.36%	)
12/31/10[g]	16.06	0.00 [d]	1.34	1.34	(0.14)	(0.14)	17.26	8.38%	[b]	108	0.94%	[a]	0.89%	[a]	0.11%	[a]
Class R5
09/30/15[i]	$16.28	$(0.02)	$(0.95)	$(0.97)	$(0.24)	$(0.24)	$15.07	(6.07%	)[b]	$168,987	0.95%	[a]	N/A		(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	(3.65)	16.28	6.14%		212,669	0.97%		0.94%		(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	(3.24)	18.94	47.71%		574,359	1.02%		0.95%		(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	(0.90)	15.12	13.41%		455,747	1.02%		0.96%		(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%		(0.53%	)
12/31/10	14.13	(0.07)	3.33	3.26	(0.14)	(0.14)	17.25	23.11%		575,724	0.98%		0.98%	[k]	(0.45%	)
Service Class
09/30/15[i]	$15.71	$(0.03)	$(0.91)	$(0.94)	$(0.24)	$(0.24)	$14.53	(6.10%	)[b]	$36,194	1.05%	[a]	N/A		(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	(3.65)	15.71	5.98%		39,757	1.08%		1.05%		(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	(3.24)	18.43	47.46%		77,163	1.16%		1.09%		(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	(0.90)	14.80	13.31%		58,290	1.16%		1.10%		(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%		(0.68%	)
12/31/10	13.94	(0.09)	3.29	3.20	(0.14)	(0.14)	17.00	23.00%		82,815	1.12%		1.12%	[k]	(0.64%	)
Administrative Class
09/30/15[i]	$15.10	$(0.04)	$(0.87)	$(0.91)	$(0.24)	$(0.24)	$13.95	(6.15%	)[b]	$33,350	1.15%	[a]	N/A		(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	(3.65)	15.10	5.88%		30,069	1.18%		1.16%		(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	(3.24)	17.87	47.25%		42,628	1.31%		1.24%		(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	(0.90)	14.44	13.08%		50,085	1.31%		1.25%		(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%		(0.83%	)
12/31/10	13.73	(0.11)	3.23	3.12	(0.14)	(0.14)	16.71	22.77%		61,655	1.27%		1.27%	[k]	(0.78%	)
Class A
09/30/15[i]	$14.09	$(0.07)	$(0.81)	$(0.88)	$(0.24)	$(0.24)	$12.97	(6.31%	)[b]	$46,014	1.40%	[a]	N/A		(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	(3.65)	14.09	5.60%		56,296	1.43%		1.41%		(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	(3.24)	16.96	46.94%		71,667	1.56%		1.49%		(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	(0.90)	13.85	12.80%		60,764	1.56%		1.50%		(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%		(1.12%	)
12/31/10	13.38	(0.15)	3.14	2.99	(0.14)	(0.14)	16.23	22.39%		91,525	1.52%		1.52%	[k]	(1.02%	)
Class R4
09/30/15[i]	$14.10	$(0.06)	$(0.80)	$(0.86)	$(0.24)	$(0.24)	$13.00	(6.23%	)[b]	$438	1.30%	[a]	N/A		(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A		(0.62%	)[a]
Class R3
09/30/15[i]	$13.09	$(0.08)	$(0.75)	$(0.83)	$(0.24)	$(0.24)	$12.02	(6.41%	)[b]	$315	1.55%	[a]	N/A		(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	(3.65)	13.09	5.35%		104	1.66%		1.63%		(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	(3.24)	16.04	46.43%		571	1.86%		1.79%		(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	(0.90)	13.27	12.49%		479	1.86%		1.80%		(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%		(1.37%	)
12/31/10	13.04	(0.18)	3.05	2.87	(0.14)	(0.14)	15.77	22.05%		466	1.82%		1.82%	[k]	(1.33%	)

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	82%	76%	97%	104%	88%	99%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less Distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$6.67	$0.11		$(0.43)	$(0.32)	$-	$-	$-	$6.35	(4.80%	)[b]	$65,202	1.19%	[a]	0.90%	[a]	2.14%	[a]
12/31/14[h]	7.55	0.12		(0.74)	(0.62)	(0.26)	-	(0.26)	6.67	(8.12%	)[b]	60,663	0.96%	[a]	0.90%	[a]	2.14%	[a]
Class R5
09/30/15[i]	$6.68	$0.00	[d]	$(0.34)	$(0.34)	$-	$-	$-	$6.34	(4.94%	)[b]	$12	1.29%	[a]	1.00%	[a]	(0.09%	)[a]
12/31/14	7.72	0.30		(1.09)	(0.79)	(0.25)	-	(0.25)	6.68	(10.10%	)	110,644	1.06%		1.00%		4.06%
12/31/13	6.49	0.15		1.26	1.41	(0.18)	(0.00)[d]	(0.18)	7.72	21.84%		162,746	1.06%		0.99%		2.14%
12/31/12	5.70	0.17		0.81	0.98	(0.19)	-	(0.19)	6.49	17.29%		151,060	1.07%		0.99%		2.86%
12/31/11	7.08	0.15		(1.35)	(1.20)	(0.18)	-	(0.18)	5.70	(16.84%	)	121,002	1.09%		0.99%		2.24%
12/31/10	6.94	0.10		0.27	0.37	(0.23)	-	(0.23)	7.08	5.39%		102,970	1.11%		0.99%		1.57%
Service Class
09/30/15[i]	$6.84	$0.10		$(0.43)	$(0.33)	$-	$-	$-	$6.51	(4.82%	)[b]	$142	1.39%	[a]	1.10%	[a]	1.92%	[a]
12/31/14	7.91	0.22		(1.04)	(0.82)	(0.25)	-	(0.25)	6.84	(10.30%	)	146	1.16%		1.10%		2.89%
12/31/13	6.65	0.14		1.29	1.43	(0.17)	(0.00)[d]	(0.17)	7.91	21.66%		97	1.16%		1.09%		1.92%
12/31/12	5.84	0.17		0.83	1.00	(0.19)	-	(0.19)	6.65	17.12%		74	1.17%		1.09%		2.75%
12/31/11	7.06	0.19		(1.40)	(1.21)	(0.01)	-	(0.01)	5.84	(17.11%	)	55	1.19%		1.09%		2.69%
12/31/10	6.93	0.10		0.25	0.35	(0.22)	-	(0.22)	7.06	5.15%		7,467	1.21%		1.09%		1.46%
Administrative Class
09/30/15[i]	$6.93	$0.10		$(0.44)	$(0.34)	$-	$-	$-	$6.59	(4.91%	)[b]	$85	1.49%	[a]	1.20%	[a]	1.82%	[a]
12/31/14	8.02	0.10		(0.94)	(0.84)	(0.25)	-	(0.25)	6.93	(10.43%	)	89	1.26%		1.20%		1.29%
12/31/13	6.74	0.13		1.31	1.44	(0.16)	(0.00)[d]	(0.16)	8.02	21.50%		12	1.31%		1.17%		1.82%
12/31/12	5.79	0.20		0.75	0.95	-	-	-	6.74	16.61%		18	1.32%		1.17%		3.36%
12/31/11	7.06	0.21		(1.41)	(1.20)	(0.07)	-	(0.07)	5.79	(17.06%	)	2,113	1.34%		1.17%		2.91%
12/31/10	6.93	0.09		0.26	0.35	(0.22)	-	(0.22)	7.06	5.06%		33,000	1.36%		1.17%		1.38%
Class A
09/30/15[i]	$6.68	$0.08		$(0.43)	$(0.35)	$-	$-	$-	$6.33	(5.24%	)[b]	$560	1.74%	[a]	1.45%	[a]	1.53%	[a]
12/31/14	7.71	0.28		(1.10)	(0.82)	(0.21)	-	(0.21)	6.68	(10.60%	)	406	1.51%		1.44%		3.78%
12/31/13	6.48	0.12		1.25	1.37	(0.14)	(0.00)[d]	(0.14)	7.71	21.28%		764	1.56%		1.42%		1.64%
12/31/12	5.69	0.15		0.80	0.95	(0.16)	-	(0.16)	6.48	16.80%		700	1.57%		1.42%		2.53%
12/31/11	7.05	0.13		(1.34)	(1.21)	(0.15)	-	(0.15)	5.69	(17.13%	)	873	1.59%		1.42%		1.99%
12/31/10	6.91	0.08		0.25	0.33	(0.19)	-	(0.19)	7.05	4.90%		1,296	1.61%		1.42%		1.17%
Class R4
09/30/15[i]	$6.66	$0.09		$(0.43)	$(0.34)	$-	$-	$-	$6.32	(5.11%	)[b]	$87	1.64%	[a]	1.35%	[a]	1.67%	[a]
12/31/14[h]	7.53	0.10		(0.73)	(0.63)	(0.24)	-	(0.24)	6.66	(8.35%	)[b]	92	1.41%	[a]	1.35%	[a]	1.76%	[a]
Class R3
09/30/15[i]	$6.66	$0.07		$(0.42)	$(0.35)	$-	$-	$-	$6.31	(5.26%	)[b]	$100	1.89%	[a]	1.60%	[a]	1.39%	[a]
12/31/14[h]	7.53	0.08		(0.73)	(0.65)	(0.22)	-	(0.22)	6.66	(8.54%	)[b]	91	1.66%	[a]	1.60%	[a]	1.51%	[a]

	Period ended September 30, 2015[b]	Year ended September 30
		2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	64%	68%	56%	58%	140%	65%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less Distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.20	$0.31	$(0.83)	$(0.52)	$-	$-	$-	$11.68	(4.26%	)[b]	$278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
09/30/15[i]	$12.21	$0.32	$(0.85)	$(0.53)	$-	$-	$-	$11.68	(4.34%	)[b]	$16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
09/30/15[i]	$12.17	$0.29	$(0.82)	$(0.53)	$-	$-	$-	$11.64	(4.35%	)[b]	$14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]
Administrative Class
09/30/15[i]	$12.17	$0.28	$(0.83)	$(0.55)	$-	$-	$-	$11.62	(4.52%	)[b]	$33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class A
09/30/15[i]	$12.16	$0.25	$(0.82)	$(0.57)	$-	$-	$-	$11.59	(4.69%	)[b]	$12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R4
09/30/15[i]	$12.15	$0.19	$(0.75)	$(0.56)	$-	$-	$-	$11.59	(4.69%	)[b]	$6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
09/30/15[i]	$12.16	$0.22	$(0.80)	$(0.58)	$-	$-	$-	$11.58	(4.69%	)[b]	$5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

	Period ended September 30, 2015[b]	Year ended September 30
		2014	2013	2012
Portfolio turnover rate for all share classes	6%	28%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less Distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$8.29	$0.13	$(0.53)	$(0.40)	$(0.21)	$(0.21)	$7.68	(5.00%	)[b]	$290,692	0.93%	[a]	N/A		1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%		2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%		1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%		2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%		1.03%
12/31/10[g]	7.13	(0.00)[d]	0.21	0.21	-	-	7.34	2.95%	[b]	103	1.20%	[a]	0.95%	[a]	(0.04%	)[a]
Class R5
09/30/15[i]	$8.31	$0.12	$(0.54)	$(0.42)	$(0.19)	$(0.19)	$7.70	(5.13%	)[b]	$161,529	1.03%	[a]	N/A		1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%		2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%		1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%		1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%		1.90%
12/31/10	6.72	0.08	0.64	0.72	(0.10)	(0.10)	7.34	10.97%		276,053	1.19%		1.16%		1.15%
Service Class
09/30/15[i]	$8.26	$0.11	$(0.52)	$(0.41)	$(0.19)	$(0.19)	$7.66	(5.10%	)[b]	$77,184	1.13%	[a]	N/A		1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%		1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%		1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%		1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%		1.60%
12/31/10	6.69	0.07	0.65	0.72	(0.10)	(0.10)	7.31	10.97%		83,409	1.24%		1.21%		1.10%
Administrative Class
09/30/15[i]	$8.32	$0.11	$(0.52)	$(0.41)	$(0.19)	$(0.19)	$7.72	(5.08%	)[b]	$35,607	1.23%	[a]	N/A		1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%		1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%		1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%		1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%		1.97%
12/31/10	6.66	0.07	0.64	0.71	(0.09)	(0.09)	7.28	10.95%		149,245	1.38%		1.26%		1.04%
Class A
09/30/15[i]	$8.14	$0.09	$(0.52)	$(0.43)	$(0.16)	$(0.16)	$7.55	(5.39%	)[b]	$58,523	1.48%	[a]	N/A		1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%		1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%		1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%		1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%		1.33%
12/31/10	6.61	0.05	0.65	0.70	(0.08)	(0.08)	7.23	10.75%		59,596	1.63%		1.51%		0.81%
Class R4
09/30/15[i]	$8.09	$0.08	$(0.49)	$(0.41)	$(0.21)	$(0.21)	$7.47	(5.24%	)[b]	$3,422	1.38%	[a]	N/A		1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A		1.63%	[a]
Class R3
09/30/15[i]	$8.15	$0.10	$(0.55)	$(0.45)	$(0.18)	$(0.18)	$7.52	(5.60%	)[b]	$1,257	1.63%	[a]	N/A		1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	8.15	(6.96%	)	182	1.82%		1.69%		2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%		0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%		1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%		0.98%
12/31/10	6.48	0.02	0.65	0.67	-	-	7.15	10.34%		238	1.92%		1.81%		0.37%

	Period ended September 30, 2015[b]	Year ended September 30
		2014	2013	2012	2011	2010
Portfolio turnover rate	39%	42%	35%	39%	55%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 20 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from December 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the nine month period ended September 30, 2015, and the year ended December 31, 2014, and December 31, 2013, if applicable.

Effective March 21, 2014, Class L shares of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund merged into Class Y shares (now known as Administrative Class shares). Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, and Class N shares were renamed Class R3 shares, for each Fund, other than the Total Return Bond Fund, S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the Total Return Bond Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, Class Y shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the S&P 500 Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund.

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at amortized cost or a price the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Diversified Value Fund, Fundamental Growth Fund, and Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2015. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2015, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Corporate Debt	$-	$319,984,652	$-	$319,984,652
Municipal Obligations	-	26,668,369	-	26,668,369
Non-U.S. Government Agency Obligations	-	354,785,416	-	354,785,416
U.S. Government Agency Obligations and Instrumentalities	-	391,318,747	-	391,318,747
U.S. Treasury Obligations	-	328,326,819	-	328,326,819
Short-Term Investments	-	154,900,836	-	154,900,836

Total Investments	$-	$1,575,984,839	$-	$1,575,984,839

Asset Derivatives
Futures Contracts	$190,556	$-	$-	$190,556

Strategic Bond Fund
Asset Investments
Preferred Stock	$155,425	$-	$-	$155,425
Bank Loans	-	8,570,521	-	8,570,521
Corporate Debt	-	82,672,735	-	82,672,735
Municipal Obligations	-	353,123	-	353,123
Non-U.S. Government Agency Obligations	-	52,713,554	-	52,713,554
Sovereign Debt Obligations	-	19,920,274	-	19,920,274
U.S. Government Agency Obligations and Instrumentalities	-	58,210,471	-	58,210,471
U.S. Treasury Obligations	-	34,163,303	-	34,163,303
Purchased Options	88,675	-	-	88,675
Short-Term Investments	-	37,206,673	-	37,206,673

Total Investments	$244,100	$293,810,654	$-	$294,054,754

Asset Derivatives
Forward Contracts	$-	$111,179	$-	$111,179
Futures Contracts	286,420	-	-	286,420

Total	$286,420	$111,179	$-	$397,599

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Bond Fund (Continued)
Liability Derivatives
Forward Contracts	$-	$(333,433)	$-	$(333,433)
Futures Contracts	(669,649)	-	-	(669,649)
Swap Agreements	-	(224,354)	-	(224,354)
Written Options	-	(36,304)	-	(36,304)

Total	$(669,649)	$(594,091)	$-	$(1,263,740)

Fundamental Value Fund
Asset Investments
Common Stock	$1,236,189,252	$31,376,479 *	$-	$1,267,565,731
Short-Term Investments	-	11,309,387	-	11,309,387

Total Investments	$1,236,189,252	$42,685,866	$-	$1,278,875,118

Large Cap Value Fund
Asset Investments
Common Stock	$240,568,585	$1,621,573	$-	$242,190,158
Mutual Funds	10,281,547	-	-	10,281,547
Short-Term Investments	-	1,140,744	-	1,140,744

Total Investments	$250,850,132	$2,762,317	$-	$253,612,449

S&P 500 Index Fund
Asset Investments
Common Stock	$3,359,106,469	$-	$-	$3,359,106,469
Short-Term Investments	-	81,587,485	-	81,587,485

Total Investments	$3,359,106,469	$81,587,485	$-	$3,440,693,954

Liability Derivatives
Futures Contracts	$(1,937,949)	$-	$-	$(1,937,949)

Focused Value Fund
Asset Investments
Common Stock	$748,517,077	$17,993,820	$-	$766,510,897
Short-Term Investments	-	70,799,164	-	70,799,164

Total Investments	$748,517,077	$88,792,984	$-	$837,310,061

Blue Chip Growth Fund
Asset Investments
Common Stock	$1,360,195,043	$41,045,427 *	$-	$1,401,240,470
Mutual Funds	1,041	-	-	1,041
Short-Term Investments	-	10,408,071	-	10,408,071

Total Investments	$1,360,196,084	$51,453,498	$-	$1,411,649,582

Mid-Cap Value Fund
Asset Investments
Common Stock	$138,967,411	$972,425	$-	$139,939,836
Short-Term Investments	-	1,529,646	-	1,529,646

Total Investments	$138,967,411	$2,502,071	$-	$141,469,482

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Mid-Cap Value Fund (Continued)
Asset Derivatives
Forward Contracts	$-	$2,385		$-		$2,385

Liability Derivatives
Forward Contracts	$-	$(1,570)		$-		$(1,570)

Small Cap Value Equity Fund
Asset Investments
Common Stock	$163,569,994	$3,050,766	*	$-		$166,620,760
Short-Term Investments	-	8,822,804		-		8,822,804

Total Investments	$163,569,994	$11,873,570		$-		$175,443,564

Small Company Value Fund
Asset Investments
Common Stock	$310,357,193	$-		$-		$310,357,193
Mutual Funds	21,194,067	-		-		21,194,067
Short-Term Investments	-	6,853,770		-		6,853,770

Total Investments	$331,551,260	$6,853,770		$-		$338,405,030

Liability Derivatives
Futures Contracts	$(89,880)	$-		$-		$(89,880)

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$261,632,217	$-		$-		$261,632,217
Mutual Funds	8,436,128	-		-		8,436,128
Short-Term Investments	-	9,108,010		-		9,108,010

Total Investments	$270,068,345	$9,108,010		$-		$279,176,355

Liability Derivatives
Futures Contracts	$(288,172)	$-		$-		$(288,172)

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$256,279,039	$8,486		$-	†	$256,287,525
Warrants	-	-		-	†	-
Mutual Funds	31,213,880	-		-		31,213,880
Short-Term Investments	-	6,598,476		-		6,598,476

Total Investments	$287,492,919	$6,606,962		$-		$294,099,881

Liability Derivatives
Futures Contracts	$(254,689)	$-		$-		$(254,689)

Mid Cap Growth Equity II Fund
Asset Investments
Common Stock	$2,219,057,268	$-		$5,569,404		$2,224,626,672
Preferred Stock	-	-		8,166,673		8,166,673
Mutual Funds	140,711,888	-		-		140,711,888
Short-Term Investments	-	100,487,364		-		100,487,364

Total Investments	$2,359,769,156	$100,487,364		$13,736,077		$2,473,992,597

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$501,423,217	$4,692,166	*	$860,087	$506,975,470
Preferred Stock	-	-		8,330,213	8,330,213
Mutual Funds	1,801,254	-		-	1,801,254
Short-Term Investments	-	175,727,818		-	175,727,818

Total Investments	$503,224,471	$180,419,984		$9,190,300	$692,834,755

Diversified International Fund
Asset Investments
Common Stock	$1,127,251	$63,470,121	*	$-	$64,597,372
Mutual Funds	3,081,891	-		-	3,081,891
Short-Term Investments	-	754,864		-	754,864

Total Investments	$4,209,142	$64,224,985		$-	$68,434,127

Asset Derivatives
Forward Contracts	$-	$300,995		$-	$300,995

Liability Derivatives
Forward Contracts	$-	$(425,148)		$-	$(425,148)

MSCI EAFE International Index Fund
Asset Investments
Common Stock	$205,468	$355,560,884	*	$443	$355,766,795
Preferred Stock	-	1,504,484	*	-	1,504,484
Mutual Funds	24,042,141	-		-	24,042,141
Rights	-	-		1,017	1,017
Short-Term Investments	-	12,235,509		-	12,235,509

Total Investments	$24,247,609	$369,300,877		$1,460	$393,549,946

Asset Derivatives
Forward Contracts	$-	$17,866		$-	$17,866

Liability Derivatives
Forward Contracts	$-	$(110,259)		$-	$(110,259)
Futures Contracts	(235,124)	-		-	(235,124)

Total	$(235,124)	$(110,259)		$-	$(345,383)

Overseas Fund
Asset Investments
Common Stock	$49,174,077	$564,217,096	*	$-	$613,391,173
Mutual Funds	16,642,210	-		-	16,642,210
Short-Term Investments	-	10,200,258		-	10,200,258

Total Investments	$65,816,287	$574,417,354		$-	$640,233,641

Asset Derivatives
Forward Contracts	$-	$903,568		$-	$903,568

Liability Derivatives
Forward Contracts	$-	$(1,101,989)		$-	$(1,101,989)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents a security at $0 value as of September 30, 2015.

Notes to Financial Statements (Continued)

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2015.

	Total Return Bond Fund	Strategic Bond Fund	MSCI EAFE International Index Fund
Statements of Assets and Liabilities location:

Receivables from:
Investments sold on a when-issued basis	X	X
Collateral pledged for open futures contracts		X
Collateral pledged for open derivative instruments			X

Payables for:
Investments purchased on a when-issued basis	X	X

	Large Cap Value Fund	Fundamental Growth Fund	Growth Opportunities Fund	Small Cap Value Equity Fund	Small Company Value Fund	S&P Mid Cap Index Fund
Statements of Assets and Liabilities location:

Payables for:
Securities on loan	X	X	X		X	X
Due to custodian	X			X	X

	Russell 2000 Small Cap Index Fund	Mid Cap Growth Equity II Fund	Small Cap Growth Equity Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Statements of Assets and Liabilities location:

Payables for:
Securities on loan	X	X		X	X	X
Due to custodian	X		X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Large Cap Value Fund	$5,019,542	$-	$-	$(5,019,542)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were more observable.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)		Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 9/30/15		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/15
Total Return Bond Fund
Non-U.S. Government Agency Obligations	$-		$-	$-	$-	$3,586,327		$-		$-		$(3,586,327	)**	$-		$-

Strategic Bond Fund
Non-U.S. Government Agency Obligations	$-		$-	$-	$-	$540,030		$-		$-		$(540,030	)**	$-		$-

Russell 2000 Small Cap Index Fund
Common Stock	$-	***	$-	$-	$-	$-	††	$-		$-		$-		$-	†††	$-
Warrants	-	***	-	-	-	-		-		-		-		-	†††	-
Rights	-		-	-	-	-	††	-	††††	-		-		-		-

	$-		$-	$-	$-	$-		$-		$-		$-		$-		$-

Mid Cap Growth Equity II Fund
Common Stock	$4,484,332		$-	$-	$654,069	$431,003		$-		$-		$-		$5,569,404		$654,069
Preferred Stock	7,218,834		-	-	947,839	-		-		-		-		8,166,673		947,839

	$11,703,166		$-	$-	$1,601,908	$431,003		$-		$-		$-		$13,736,077		$1,601,908

Small Cap Growth Equity Fund
Common Stock	$663,792		$-	$-	$196,295	$-		$-		$-		$-		$860,087		$196,295
Preferred Stock	11,488,895		-	654,025	(5,291,728)	3,437,434		(1,958,413)		-		-		8,330,213		604,552

	$12,152,687		$-	$654,025	$(5,095,433)	$3,437,434		$(1,958,413)		$-		$-		$9,190,300		$800,847

MSCI EAFE International Index Fund
Common Stock†	$-		$-	$-	$-	$152,429		$-		$112,264	****	$(264,693	)**	$-		$-
Common Stock	480		-	-	(37)	-		-		-		-		443		(37)
Rights	-		-	-	(134)	1,151		-		-		-		1,017		(134)

	$480		$-	$-	$(171)	$153,580		$-		$112,264		$(264,693)		$1,460		$(171)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
***	Represents a security at $0 value as of December 31, 2014.
****	Transfers occurred between Level 3 and Level 2 as inputs were less observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents a security at $0 value at the time of purchase.
†††	Represents a security at $0 value as of September 30, 2015.
††††	Represents a security at $0 value at the time of sale.

Notes to Financial Statements (Continued)

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s), other than those disclosed below.

The Small Cap Growth Equity Fund initially fair valued certain of its Level 3 investments using acquisition cost. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock	$860,087
Dropbox, Inc.	$375,653	Market Approach	EV/Multiple	6.56x
			Discount for Lack of Marketability	10%
Telogis	484,434	Market Approach	Market Observed Transaction — Option Pricing Method	$2.25
Preferred stock	$8,330,213
Cloudera, Inc.	1,100,299	Market Approach	EV/Multiple	10.10x
			Discount for Lack of Marketability	10%
Docusign Series F	76,634	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
Docusign Series E	488,740	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
Docusign Series D	18,894	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
Docusign Series B	26,300	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
Docusign Series B1	7,869	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
DraftKings, Inc. Series D-1	786,778	Cost	Acquisition Cost	$7.67
DraftKings, Inc. Series D	406,880	Cost	Acquisition Cost	$7.67
MarkLogic Corp. Series F	904,962	Market Approach	EV/Multiple	3.30x
			Discount for Lack of Marketability	10%
NUTANIX, Inc.	801,240	Market Approach	Market Observed Transaction	$20.00
The Honest Company Series D	650,636	Cost	Acquisition Cost	$45.76
Telogis	1,517,694	Market Approach	Market Observed Transaction — Option Pricing Method	$2.25
Veracode, Inc.	802,488	Market Approach	EV/Multiple	7.43x
			Discount for Lack of Marketability	10%
Zuora, Inc. Series F	740,799	Cost	Acquisition Cost	$3.80

Total	$9,190,300

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended September 30, 2015, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund	Mid-Cap Value Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Small Cap Growth Equity Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management		A		A					A		A
Directional Exposures to Currencies		A								A

Futures Contracts**
Hedging/Risk Management	A	A			A			M	A		A
Duration/Credit Quality Management	M	A
Substitution for Direct Investment	M	A	A			A	A	A	M	A	M

Interest Rate Swaps***
Hedging/Risk Management		A
Duration Management		A

Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M

Options (Written)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		M
Directional Investment		A

Rights and Warrants
Result of a Corporate Action							A		A	A	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2015, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$190,556	$190,556

Realized Gain (Loss)#
Futures Contracts	$-	$-	$878,244	$878,244

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$190,556	$190,556

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	390	390

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$88,675	$88,675
Forward Contracts*,^^^	-	111,179	-	111,179
Futures Contracts^^	-	1,484	284,936	286,420

Total Value	$-	$112,663	$373,611	$486,274

Liability Derivatives
Forward Contracts^,^^^	$-	$(333,433)	$-	$(333,433)
Futures Contracts^^	-	-	(669,649)	(669,649)
Swap Agreements^^,^^^	-	-	(224,354)	(224,354)
Written Options^	-	(36,304)	-	(36,304)

Total Value	$-	$(369,737)	$(894,003)	$(1,263,740)

Realized Gain (Loss)#
Purchased Options	$-	$(36,337)	$(71,391)	$(107,728)
Forward Contracts	-	557,841	-	557,841
Futures Contracts	-	80,496	2,583,087	2,663,583
Swap Agreements	-	-	299,755	299,755
Written Options	-	18,768	104,050	122,818

Total Realized Gain (Loss)	$-	$620,768	$2,915,501	$3,536,269

Change in Appreciation (Depreciation)##
Purchased Options	$-	$36,144	$(28,393)	$7,751
Forward Contracts	-	(337,374)	-	(337,374)
Futures Contracts	-	(19,937)	(273,193)	(293,130)
Swap Agreements	-	-	(219,028)	(219,028)
Written Options	-	14,300	(27,389)	(13,089)

Total Change in Appreciation (Depreciation)	$-	$(306,867)	$(548,003)	$(854,870)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	42,100	360	42,460
Forward Contracts	$-	$18,412,186	$-	$18,412,186
Futures Contracts	-	5	988	993
Swap Agreements	$-	$-	$5,549,750	$5,549,750
Written Options	-	3,402,500	396	3,402,896
S&P 500 Index Fund
Liability Derivatives
Futures Contracts^^	$(1,937,949)	$-	$-	$(1,937,949)

Realized Gain (Loss)#
Futures Contracts	$81,532	$-	$-	$81,532

Change in Appreciation (Depreciation)##
Futures Contracts	$(2,817,963)	$-	$-	$(2,817,963)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	728	-	-	728

Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*, ^^^	$-	$2,385	$-	$2,385

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Mid-Cap Value Fund (Continued)
Liability Derivatives
Forward Contracts^, ^^^	$-	$(1,570)	$-	$(1,570)

Realized Gain (Loss)#
Forward Contracts	$-	$12,898	$-	$12,898

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$815	$-	$815

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$2,059,212	$-	$2,059,212

Small Company Value Fund
Liability Derivatives
Futures Contracts^^	$(89,880)	$-	$-	$(89,880)

Realized Gain (Loss)#
Futures Contracts	$(14,104)	$-	$-	$(14,104)

Change in Appreciation (Depreciation)##
Futures Contracts	$(89,880)	$-	$-	$(89,880)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	20	-	-	20

S&P Mid Cap Index Fund
Liability Derivatives
Futures Contracts^^	$(288,172)	$-	$-	$(288,172)

Realized Gain (Loss)#
Futures Contracts	$341,625	$-	$-	$341,625

Change in Appreciation (Depreciation)##
Futures Contracts	$(453,228)	$-	$-	$(453,228)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	57	-	-	57

Russell 2000 Small Cap Index Fund
Asset Derivatives
Warrants*	$- ††	$-	$-	$-

Liabilities Derivatives
Futures Contracts^^	$(254,689)	$-	$-	$(254,689)

Realized Gain (Loss)#
Futures Contracts	$183,294	$-	$-	$183,294
Warrants	(730)	-	-	(730)

Total Realized Gain (Loss)	$182,564	$-	$-	$182,564

Change in Appreciation (Depreciation)##
Futures Contracts	$(368,586)	$-	$-	$(368,586)
Warrants	567	-	-	567

Total Change in Appreciation (Depreciation)	$(368,019)	$-	$-	$(368,019)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Russell 2000 Small Cap Index Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$46	$-	$-	$46
Warrants	1,428	-	-	1,428
Rights	778	-	-	778

Small Cap Growth Equity Fund
Realized Gain (Loss)#
Futures Contracts	$(4,306,288)	$-	$-	$(4,306,288)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	1,473	-	-	1,473

Diversified International Fund
Asset Derivatives
Forward Contracts*, ^^^	$-	$300,995	$-	$300,995

Liability Derivatives
Forward Contracts^, ^^^	$-	$(425,148)	$-	$(425,148)

Realized Gain (Loss)#
Forward Contracts	$-	$(697,609)	$-	$(697,609)
Futures Contracts	446,997	-	-	446,997
Rights	(3,945)	-	-	(3,945)

Total Realized Gain (Loss)	$443,052	$(697,609)	$-	$(254,557)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(253,134)	$-	$(253,134)
Rights	2,803	-	-	2,803

Total Change in Appreciation (Depreciation)	$2,803	$(253,134)	$-	$(250,331)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$89,414,214	$-	$89,414,214
Futures Contracts	283	-	-	283
Rights	70,470	-	-	70,470

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$17,866	$-	$17,866
Rights*	1,017	-	-	1,017

Total Value	$1,017	$17,866	$-	$18,883

Liability Derivatives
Forward Contracts^	$-	$(110,259)	$-	$(110,259)
Futures Contracts^^	(235,124)	-	-	(235,124)

Total Value	$(235,124)	$(110,259)	$-	$(345,383)

Realized Gain (Loss)#
Forward Contracts	$-	$417,573	$-	$417,573
Futures Contracts	(530,291)	-	-	(530,291)
Rights	1,663	-	-	1,663

Total Realized Gain (Loss)	$(528,628)	$417,573	$-	$(111,055)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(112,478)	$-	$(112,478)
Futures Contracts	(260,715)	-	-	(260,715)
Rights	622	-	-	622

Total Change in Appreciation (Depreciation)	$(260,093)	$(112,478)	$-	$(372,571)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MSCI EAFE International Index Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$16,683,032	$-	$16,683,032
Futures Contracts	115	-	-	115
Rights	255,852	-	-	255,852

Overseas Fund
Asset Derivatives
Forward Contracts*, ^^^	$-	$795,212	$-	$795,212
Forward Contracts*	-	108,356	-	108,356

Total Value	$-	$903,568	$-	$903,568

Liability Derivatives
Forward Contracts^, ^^^	$-	$(1,084,316)	$-	$(1,084,316)
Forward Contracts^	-	(17,673)	-	(17,673)

Total Value	$-	$(1,101,989)	$-	$(1,101,989)

Realized Gain (Loss)#
Forward Contracts	$-	$717,176	$-	$717,176
Futures Contracts	199,328	-	-	199,328
Rights	(4,733)	-	-	(4,733)

Total Realized Gain (Loss)	$194,595	$717,176	$-	$911,771

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(1,007,949)	$-	$(1,007,949)
Rights	2,358	-	-	2,358

Total Change in Appreciation (Depreciation)	$2,358	$(1,007,949)	$-	$(1,005,591)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$79,227,309	$-	$79,227,309
Futures Contracts	38	-	-	38
Rights	143,273	-	-	143,273

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps or forward contracts, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended September 30, 2015.
††	Represents a security at $0 value as of September 30, 2015.

The Russell 2000 Small Cap Index Fund had no change in realized gain (loss) on rights during the period ended September 30, 2015.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2015.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MSCI EAFE International Index Fund
Bank of Montreal	$1,655	$(1,655)	$-	$-
Citibank N.A.	159	(159)	-	-
Goldman Sachs Bank USA	11,035	(10,670)	-	365
JP Morgan Chase Bank N.A.	752	(752)	-	-
Morgan Stanley & Co. LLC	4,265	(4,265)	-	-

	$17,866	$(17,501)	$-	$365

Overseas Fund
State Street Bank and Trust Co.	$108,356	$(17,673)	$-	$90,683

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2015.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Strategic Bond Fund
Bank of America N.A.	$(14,270)	$-	$-	$(14,270)
Barclays Bank PLC	(22,034)	-	-	(22,034)

	$(36,304)	$-	$-	$(36,304)

MSCI EAFE International Index Fund
Bank of Montreal	$(5,427)	$1,655	$-	$(3,772)
Bank of New York Mellon	(5,560)	-	-	(5,560)
Citibank N.A.	(11,172)	159	-	(11,013)
Goldman Sachs Bank USA	(10,670)	10,670	-	-
JP Morgan Chase Bank N.A.	(26,409)	752	-	(25,657)
Morgan Stanley & Co. LLC	(51,021)	4,265	-	(46,756)

	$(110,259)	$17,501	$-	$(92,758)

Overseas Fund
State Street Bank and Trust Co.	$(17,673)	$17,673	$-	$-

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended September 30, 2015, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open forward foreign currency contracts at September 30, 2015. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund
Contracts to Buy
INR	16,000,000	Barclays Bank PLC	10/16/15	$249,066	$(5,797)

GBP	830,000	Citibank N.A.	10/16/15	1,255,915	(421)
INR	131,000,000	Citibank N.A.	10/16/15	2,038,910	(47,147)

				3,294,825	(47,568)

				$3,543,891	$(53,365)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund (Continued)
Contracts to Deliver
EUR	770,000	Bank of America N.A.	10/16/15	$850,215	$(10,359)
EUR	2,715,385	Bank of America N.A.	11/13/15	2,966,802	(69,327)

				3,817,017	(79,686)

EUR	3,140,000	Barclays Bank PLC	10/16/15	3,492,082	(17,273)
INR	16,000,000	Barclays Bank PLC	10/16/15	243,383	114
MXN	18,121,099	Barclays Bank PLC	10/16/15	1,149,316	78,598

				4,884,781	61,439

CNY	26,070,000	Citibank N.A.	10/16/15	4,037,479	(60,454)
EUR	3,090,000	Citibank N.A.	10/16/15	3,408,795	(44,679)
EUR	613,922	Citibank N.A.	11/13/15	667,088	(19,351)
GBP	830,000	Citibank N.A.	10/16/15	1,287,961	32,467
INR	131,000,000	Citibank N.A.	10/16/15	1,982,525	(9,239)

				11,383,848	(101,256)

EUR	1,270,000	Morgan Stanley & Co. LLC	11/13/15	1,394,554	(25,460)

EUR	786,893	UBS AG	11/13/15	855,916	(23,926)

				$22,336,116	$(168,889)

Mid-Cap Value Fund
Contracts to Buy
JPY	984,781	Credit Suisse International	10/30/15	$8,214	$(2)

EUR	19,771	UBS AG	10/30/15	22,087	14

				$30,301	$12

Contracts to Deliver
JPY	25,327,103	Credit Suisse International	10/30/15	$209,623	$(1,568)

CAD	1,299,682	JP Morgan Chase Bank N.A.	10/30/15	975,797	2,027

EUR	754,246	UBS AG	10/30/15	843,491	344

				$2,028,911	$803

Diversified International Fund
Contracts to Buy
JPY	31,801,659	Barclays Bank PLC	10/15/15	$264,002	$1,129

CHF	164,719	BNP Paribas SA	10/15/15	167,957	1,126
GBP	165,566	BNP Paribas SA	10/15/15	261,192	(10,748)

				429,149	(9,622)

EUR	1,806,223	Citibank N.A.	10/15/15	2,009,847	8,809

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Buy (Continued)
EUR	673,033	Credit Suisse International	10/15/15	$754,383	$(2,194)
GBP	242,700	Credit Suisse International	10/15/15	373,236	(6,117)
JPY	46,750,834	Credit Suisse International	10/15/15	382,355	7,407

				1,509,974	(904)

DKK	3,267,925	Deutsche Bank AG	10/15/15	485,296	4,245
GBP	154,258	Deutsche Bank AG	10/15/15	237,964	(4,626)
JPY	24,095,474	Deutsche Bank AG	10/15/15	200,381	503

				923,641	122

AUD	3,761,820	Goldman Sachs Bank USA	10/15/15	2,771,438	(132,917)
CHF	735,833	Goldman Sachs Bank USA	10/15/15	758,492	(3,165)
EUR	411,422	Goldman Sachs Bank USA	10/15/15	459,333	477
GBP	1,951,873	Goldman Sachs Bank USA	10/15/15	3,022,594	(70,094)
HKD	4,626,667	Goldman Sachs Bank USA	10/15/15	596,632	339
JPY	86,884,125	Goldman Sachs Bank USA	10/15/15	714,294	10,059
SEK	9,288,048	Goldman Sachs Bank USA	10/15/15	1,093,833	16,164

				9,416,616	(179,137)

GBP	255,882	HSBC Bank PLC	10/15/15	397,987	(10,928)
SGD	312,305	HSBC Bank PLC	10/15/15	230,011	(10,642)

				627,998	(21,570)

EUR	797,201	Merrill Lynch International	10/15/15	890,044	918

CHF	207,174	Morgan Stanley & Co. LLC	10/15/15	212,524	139
JPY	199,324,854	Morgan Stanley & Co. LLC	10/15/15	1,612,900	48,873

				1,825,424	49,012

SGD	252,772	Royal Bank of Canada	10/15/15	180,089	(2,537)

EUR	117,414	Royal Bank of Scotland PLC	10/15/15	131,739	(516)
HKD	2,614,673	Royal Bank of Scotland PLC	10/15/15	337,275	92

				469,014	(424)

JPY	51,499,795	Societe Generale	10/15/15	430,664	(1,310)

EUR	746,774	Standard Chartered Bank	10/15/15	836,157	(1,553)

GBP	130,050	State Street Bank and Trust	10/15/15	200,382	(3,661)

				$20,013,001	$(160,728)

Contracts to Deliver
JPY	49,050,600	Barclays Bank PLC	10/15/15	$409,157	$222
SEK	2,444,223	Barclays Bank PLC	10/15/15	286,193	(5,912)

				695,350	(5,690)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver (Continued)
EUR	159,109	BNP Paribas SA	10/15/15	$183,607	$5,785
GBP	352,117	BNP Paribas SA	10/15/15	552,150	19,520

				735,757	25,305

AUD	620,357	Citibank N.A.	10/15/15	453,566	18,450
EUR	389,712	Citibank N.A.	10/15/15	438,720	3,173
GBP	88,677	Citibank N.A.	10/15/15	136,021	1,884
JPY	46,806,009	Citibank N.A.	10/15/15	387,302	(2,920)

				1,415,609	20,587

GBP	799,709	Deutsche Bank AG	10/15/15	1,251,804	42,124
JPY	28,940,389	Deutsche Bank AG	10/15/15	242,332	1,056

				1,494,136	43,180

CHF	1,347,401	Goldman Sachs Bank USA	10/15/15	1,434,868	51,769
EUR	201,330	Goldman Sachs Bank USA	10/15/15	220,863	(4,146)
GBP	333,150	Goldman Sachs Bank USA	10/15/15	513,680	9,741
JPY	221,606,841	Goldman Sachs Bank USA	10/15/15	1,797,278	(50,259)
NOK	4,274,169	Goldman Sachs Bank USA	10/15/15	517,645	15,691
SEK	1,369,044	Goldman Sachs Bank USA	10/15/15	160,874	(2,738)

				4,645,208	20,058

EUR	1,391,518	HSBC Bank PLC	10/15/15	1,535,789	(19,388)

JPY	20,779,318	Morgan Stanley & Co. LLC	10/15/15	167,282	(5,955)

CHF	205,837	Royal Bank of Canada	10/15/15	216,390	5,100
EUR	474,685	Royal Bank of Canada	10/15/15	537,153	6,639
GBP	134,414	Royal Bank of Canada	10/15/15	207,893	4,572

				961,436	16,311

JPY	60,315,702	Royal Bank of Scotland PLC	10/15/15	492,501	(10,351)

GBP	233,743	Societe Generale	10/15/15	358,421	4,850

CHF	229,082	Standard Chartered Bank	10/15/15	234,825	(326)
EUR	3,987,519	Standard Chartered Bank	10/15/15	4,414,885	(41,614)
GBP	313,715	Standard Chartered Bank	10/15/15	475,053	512

				5,124,763	(41,428)

EUR	380,131	State Street Bank and Trust	10/15/15	417,181	(7,658)
GBP	97,223	State Street Bank and Trust	10/15/15	150,067	3,003
HKD	1,800,360	State Street Bank and Trust	10/15/15	232,303	5
JPY	28,954,579	State Street Bank and Trust	10/15/15	236,591	(4,803)

				1,036,142	(9,453)

EUR	282,804	UBS AG	10/15/15	315,509	(556)
GBP	265,968	UBS AG	10/15/15	408,936	6,619
JPY	25,525,205	UBS AG	10/15/15	210,887	(1,917)

				935,332	4,146

				$19,597,726	$42,172

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards
EUR	333,129	Credit Suisse International	10/15/15	SEK	3,151,452	$(4,315)

EUR	289,798	Goldman Sachs Bank USA	10/15/15	GBP	214,963	(1,282)

						$(5,597)

MSCI EAFE International Index Fund
Contracts to Buy
AUD	29,127	Bank of Montreal*	12/16/15		$20,702	$(339)
EUR	462,039	Bank of Montreal*	12/16/15		520,000	(3,060)
JPY	36,142,470	Bank of Montreal*	12/16/15		300,000	1,655
SEK	1,654,064	Bank of Montreal*	12/16/15		200,000	(2,028)

					1,040,702	(3,772)

AUD	142,535	Bank of New York Mellon*	12/16/15		100,000	(351)
CHF	95,052	Bank of New York Mellon*	12/16/15		98,285	(489)
GBP	155,586	Bank of New York Mellon*	12/16/15		240,000	(4,711)
HKD	2,867,550	Bank of New York Mellon*	12/16/15		370,000	(9)

					808,285	(5,560)

CHF	193,702	Citibank N.A.*	12/16/15		200,000	(706)
EUR	542,535	Citibank N.A.*	12/16/15		610,000	(3,000)
GBP	442,395	Citibank N.A.*	12/16/15		676,491	(7,466)
JPY	88,766,669	Citibank N.A.*	12/16/15		740,713	159

					2,227,204	(11,013)

AUD	589,614	Goldman Sachs Bank USA*	12/16/15		420,000	(7,790)
JPY	176,250,417	Goldman Sachs Bank USA*	12/16/15		1,460,000	11,035
SEK	1,646,948	Goldman Sachs Bank USA*	12/16/15		200,000	(2,880)

					2,080,000	365

AUD	157,576	JP Morgan Chase Bank N.A*	12/16/15		110,000	164
EUR	1,943,853	JP Morgan Chase Bank N.A*	12/16/15		2,200,000	(25,176)

					2,310,000	(25,012)

CHF	920,027	Morgan Stanley & Co. LLC*	12/16/15		950,000	(3,417)
EUR	662,912	Morgan Stanley & Co. LLC*	12/16/15		750,494	(8,814)
GBP	921,077	Morgan Stanley & Co. LLC*	12/16/15		1,430,000	(37,074)
JPY	39,590,504	Morgan Stanley & Co. LLC*	12/16/15		330,000	434

					3,460,494	(48,871)

					$11,926,685	$(93,863)

Contracts to Deliver
CHF	730,074	JP Morgan Chase Bank N.A*	12/16/15		$750,000	$(1,148)
DKK	933,668	JP Morgan Chase Bank N.A*	12/16/15		140,000	(80)
GBP	998,208	JP Morgan Chase Bank N.A*	12/16/15		1,510,000	431
HKD	2,557,646	JP Morgan Chase Bank N.A*	12/16/15		330,000	(5)
JPY	17,953,236	JP Morgan Chase Bank N.A*	12/16/15		150,000	157

					2,880,000	(645)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
MSCI EAFE International Index Fund (Continued)
Contracts to Deliver

AUD	657,254	Morgan Stanley & Co. LLC*	12/16/15	$460,000	$501
EUR	2,280,207	Morgan Stanley & Co. LLC*	12/16/15	2,550,000	(1,145)
ILS	235,078	Morgan Stanley & Co. LLC*	12/16/15	60,000	14
JPY	216,465,755	Morgan Stanley & Co. LLC*	12/16/15	1,810,000	3,316
SEK	2,009,927	Morgan Stanley & Co. LLC*	12/16/15	240,000	(565)
SGD	99,870	Morgan Stanley & Co. LLC*	12/16/15	70,000	(6)

				5,190,000	2,115

				$8,070,000	$1,470

Overseas Fund
Contracts to Buy
GBP	395,199	BNP Paribas SA	10/15/15	$623,452	$(25,654)

EUR	5,931,254	Citibank N.A.	10/15/15	6,583,726	45,114

EUR	352,213	Credit Suisse International	10/15/15	395,356	(1,719)

DKK	7,870,101	Deutsche Bank AG	10/15/15	1,168,908	10,047
GBP	564,998	Deutsche Bank AG	10/15/15	871,586	(16,942)
JPY	52,912,919	Deutsche Bank AG	10/15/15	440,031	1,104

				2,480,525	(5,791)

AUD	8,298,465	Goldman Sachs Bank USA	10/15/15	6,111,639	(291,137)
CHF	2,154,829	Goldman Sachs Bank USA	10/15/15	2,219,573	(7,656)
EUR	1,331,296	Goldman Sachs Bank USA	10/15/15	1,492,186	(4,313)
GBP	5,096,559	Goldman Sachs Bank USA	10/15/15	7,908,249	(198,941)
JPY	546,853,117	Goldman Sachs Bank USA	10/15/15	4,413,958	145,159

				22,145,605	(356,888)

HKD	15,519,439	HSBC Bank PLC	10/15/15	2,001,295	1,154
SEK	18,501,218	HSBC Bank PLC	10/15/15	2,179,655	31,391
SGD	926,888	HSBC Bank PLC	10/15/15	682,634	(31,570)

				4,863,584	975

EUR	1,499,092	Merrill Lynch International	10/15/15	1,673,430	1,973

CHF	465,925	Morgan Stanley & Co. LLC	10/15/15	477,956	313
EUR	335,523	Morgan Stanley & Co. LLC	10/15/15	368,460	6,524
JPY	67,042,300	Morgan Stanley & Co. LLC	10/15/15	556,288	2,644

				1,402,704	9,481

CHF	371,974	Royal Bank of Canada	10/15/15	379,492	2,337
JPY	133,295,884	Royal Bank of Canada	10/15/15	1,069,235	42,053
SGD	533,809	Royal Bank of Canada	10/15/15	380,317	(5,359)

				1,829,044	39,031

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Buy (Continued)
EUR	271,811	Royal Bank of Scotland PLC	10/15/15	$304,848	$(1,069)
HKD	6,029,618	Royal Bank of Scotland PLC	10/15/15	777,780	212

				1,082,628	(857)

EUR	910,331	Standard Chartered Bank	10/15/15	1,025,921	(8,524)
GBP	310,709	Standard Chartered Bank	10/15/15	484,853	(14,859)
HKD	2,967,408	Standard Chartered Bank	10/15/15	382,740	140

				1,893,514	(23,243)

AUD	743,000	State Street Bank and Trust Co.*	03/16/16	534,884	(17,673)
EUR	661,850	State Street Bank and Trust Co.	10/15/15	731,059	8,633

				1,265,943	(9,040)

AUD	712,906	UBS AG	10/15/15	518,114	(18,086)

				$46,757,625	$(344,704)

Contracts to Deliver
SEK	11,696,172	Barclays Bank PLC	10/15/15	$1,369,500	$(28,288)

CHF	2,377,474	BNP Paribas SA	10/15/15	2,532,871	92,409
EUR	292,594	BNP Paribas SA	10/15/15	337,644	10,637
GBP	542,340	BNP Paribas SA	10/15/15	850,436	30,065
HKD	3,385,217	BNP Paribas SA	10/15/15	436,760	(29)

				4,157,711	133,082

AUD	1,626,046	Citibank N.A.	10/15/15	1,188,861	48,360
GBP	303,505	Citibank N.A.	10/15/15	469,391	10,294

				1,658,252	58,654

GBP	2,642,600	Deutsche Bank AG	10/15/15	4,136,525	139,198
JPY	72,952,355	Deutsche Bank AG	10/15/15	610,866	2,662
NOK	11,664,061	Deutsche Bank AG	10/15/15	1,413,904	44,089

				6,161,295	185,949

EUR	9,692,491	Goldman Sachs Bank USA	10/15/15	10,720,490	(111,955)
GBP	704,220	Goldman Sachs Bank USA	10/15/15	1,085,841	20,603
JPY	512,316,024	Goldman Sachs Bank USA	10/15/15	4,122,324	(148,857)
SEK	3,089,876	Goldman Sachs Bank USA	10/15/15	363,086	(6,179)

				16,291,741	(246,388)

EUR	4,295,027	HSBC Bank PLC	10/15/15	4,740,329	(59,845)

EUR	875,752	Merrill Lynch International	10/15/15	961,036	(17,716)
GBP	461,083	Merrill Lynch International	10/15/15	703,318	5,862

				1,664,354	(11,854)

AUD	621,338	Morgan Stanley & Co. LLC	10/15/15	434,976	(827)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver (Continued)
CHF	388,048	Royal Bank of Canada	10/15/15		$407,943	$9,614
EUR	813,969	Royal Bank of Canada	10/15/15		914,171	4,470
GBP	293,629	Royal Bank of Canada	10/15/15		457,341	13,183
JPY	224,119,476	Royal Bank of Canada	10/15/15		1,845,480	(23,005)

					3,624,935	4,262

CHF	955,205	Standard Chartered Bank	10/15/15		979,152	(1,361)
EUR	360,029	Standard Chartered Bank	10/15/15		406,964	4,591
GBP	677,545	Standard Chartered Bank	10/15/15		1,025,961	1,073
HKD	9,713,623	Standard Chartered Bank	10/15/15		1,252,552	(782)
JPY	66,819,616	Standard Chartered Bank	10/15/15		537,133	(19,942)

					4,201,762	(16,421)

AUD	1,405,000	State Street Bank and Trust Co.*	03/16/16		1,064,793	86,756
CHF	4,115,000	State Street Bank and Trust Co.*	03/16/16		4,272,040	21,600
GBP	214,846	State Street Bank and Trust Co.	10/15/15		331,624	6,638
HKD	3,884,986	State Street Bank and Trust Co.	10/15/15		501,286	12
JPY	66,441,049	State Street Bank and Trust Co.	10/15/15		542,898	(11,021)

					6,712,641	103,985

					$51,017,496	$122,309

Cross Currency Forwards
EUR	376,076	Goldman Sachs Bank USA	10/15/15	GBP	278,962	$(1,665)
JPY	87,108,301	HSBC Bank PLC	10/15/15	GBP	462,825	26,130
EUR	591,520	Royal Bank of Canada	10/15/15	CHF	618,188	26,524
GBP	405,378	Societe Generale	10/15/15	EUR	572,838	(27,015)

						$23,974

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

*	Contracts are subject to an MNA.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Notes to Financial Statements (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open futures contracts at September 30, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Total Return Bond Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/21/15	340	$43,769,687	$142,628
U.S. Treasury Note 5 Year	12/31/15	100	12,051,563	47,928

				$190,556

Strategic Bond Fund
Futures Contracts — Long
Euro Bobl	12/08/15	38	$5,478,342	$35,005
U.S. Treasury Ultra Long Bond	12/21/15	130	20,852,813	50,765
U.S. Treasury Note 5 Year	12/31/15	461	55,557,703	199,166

				$284,936

Futures Contracts — Short
Euro Bund	12/08/15	66	$(11,518,758)	$(206,964)
Euro FX	12/14/15	5	(698,688)	1,484
U.S. Treasury Long Bond	12/21/15	170	(26,748,438)	(165,920)
U.S. Treasury Note 2 Year	12/31/15	13	(2,847,406)	(3,886)
90 Day Eurodollar	03/14/16	420	(104,454,000)	(211,540)
90 Day Eurodollar	12/19/16	66	(16,344,075)	(81,339)

				$(668,165)

S&P 500 Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	12/18/15	913	$87,132,155	$(1,937,949)

Small Company Value Fund
Futures Contracts — Long
Russell 2000 Mini Index	12/18/15	20	$2,191,800	$(89,880)

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
S&P Mid Cap Index Fund
Futures Contracts — Long
S&P Midcap 400 E Mini Index	12/18/15	69	$9,404,010	$(288,172)

Russell 2000 Small Cap Index Fund
Futures Contracts — Long
Russell 2000 Mini Index	12/18/15	55	$6,027,450	$(254,689)

MSCI EAFE International Index Fund
Futures Contracts — Long
Hang Seng Index	10/29/15	1	$134,141	$(1,446)
Topix Index	12/10/15	20	2,353,186	(89,513)
SPI 200 Index	12/17/15	8	702,883	(14,244)
Euro Stoxx 50 Index	12/18/15	113	3,902,887	(104,891)
FTSE 100 Index	12/18/15	23	2,094,031	(25,030)

				$(235,124)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending

Notes to Financial Statements (Continued)

on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at September 30, 2015. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Strategic Bond Fund*
Interest Rate Swaps
Centrally Cleared Swaps
USD	10,400,000	8/31/22	Fixed 1.897%	3-Month USD-LIBOR	$(100,791)	$-	$(100,791)
USD	3,168,000	2/15/41	Fixed 2.720%	3-Month USD-LIBOR	(118,237)	(5,326)	(123,563)

					(219,028)	(5,326)	(224,354)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $437,958 in cash at September 30, 2015.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any

Notes to Financial Statements (Continued)

profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities,

Notes to Financial Statements (Continued)

including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had open written option contracts at September 30, 2015. A Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
Strategic Bond Fund
Bank of America N.A.	1,000,000	10/06/15	USD Call/BRL Put, Strike 4.00	$11,100	$14,270
Barclays Bank PLC	2,780,000	11/13/15	USD Call/EUR Put, Strike 1.10	39,504	22,034

				$50,604	$36,304

Transactions in written option contracts during the period ended September 30, 2015, were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at December 31, 2014	488	$38,064
Options written	6,132,825	880,769
Options terminated in closing purchase transactions	(2,472)	(787,232)
Options expired	(2,350,841)	(80,997)

Options outstanding at September 30, 2015	3,780,000	$50,604

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2015, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2015.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the period ended September 30, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$233,757	$46,751	$187,006
Fundamental Growth Fund	2,058	412	1,646
Growth Opportunities Fund	93,090	18,618	74,472
Small Company Value Fund	189,283	37,855	151,428
S&P Mid Cap Index Fund	127,209	25,441	101,768
Russell 2000 Small Cap Index Fund	463,983	92,773	371,210
Mid Cap Growth Equity II Fund	728,172	145,634	582,538
Small Cap Growth Equity Fund	769,663	153,931	615,732
Diversified International Fund	48,597	9,719	38,878
MSCI EAFE International Index Fund	204,990	40,995	163,995
Overseas Fund	449,211	89,842	359,369

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from

Notes to Financial Statements (Continued)

litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Notes to Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.35% on the first $3 billion; and	Metropolitan West Asset Management, LLC
0.32% on any excess over $3 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and 0.475% on any excess over $400 million	Brandywine Global Investment Management, LLC; and Loomis, Sayles & Company, L.P.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Wellington Management Company LLP
0.575% on the next $250 million; and
0.55% on any excess over $1.5 billion
Large Cap Value Fund	0.60% on the first $750 million; and 0.55% on any excess over $750 million	Barrow, Hanley, Mewhinney & Strauss LLC; and Huber Capital Management, LLC
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Focused Value Fund	0.69% on the first $1 billion; and	Harris Associates L.P.
0.64% on any excess over $1 billion
Fundamental Growth Fund*	0.65% on the first $300 million; and	Wellington Management Company LLP
0.60% on any excess over $300 million
Blue Chip Growth Fund (1)	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.; and
	0.60% on any excess over $750 million	Loomis, Sayles & Company, L.P.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund (2)	0.70% on the first $350 million; and 0.65% on any excess over $350 million	American Century Investment Management, Inc.; and Systematic Financial Management, L.P.
Small Cap Value Equity Fund	0.75% on the first $350 million; and 0.70% on any excess over $350 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company LLP

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Small Company Value Fund (3)	0.85% on the first $750 million; and	Invesco Advisers, Inc.;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund*	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund*	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Equity II Fund	0.72% on the first $2 billion; and 0.67% on any excess over $2 billion	Frontier Capital Management Company LLC; and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund (4)	0.80% on the first $1 billion; and	Wellington Management Company LLP
0.78% on any excess over $1 billion
Diversified International Fund	0.80% on the first $250 million; and	J.P. Morgan Investment Management Inc.
0.78% on any excess over $250 million
MSCI EAFE International Index Fund*	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.;
	0.775% on the next $500 million; and	J.P. Morgan Investment Management Inc.; and
	0.75% on any excess over $1.25 billion	Massachusetts Financial Services Company

*	Prior to June 1, 2015, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Fundamental Growth Fund	0.65%
S&P Mid Cap Index Fund	0.10%
Russell 2000 Small Cap Index Fund	0.10%
MSCI EAFE International Index Fund	0.10%

(1)	Effective January 9, 2015, Loomis, Sayles & Company, L.P. was added as co-subadviser to the Fund.
(2)	Effective September 9, 2015, American Century Investment Management, Inc. replaced NFJ Investment Group LLC as a co-subadviser to the Fund.
(3)	Effective January 12, 2015, Invesco Advisers, Inc. replaced EARNEST Partners, LLC as a co-subadviser to the Fund.
(4)	Effective September 30, 2015, Waddell & Reed Investment Management Company was terminated as co-subadviser to the Fund.

Effective July 7, 2015, MML Advisers entered into an investment subadvisory agreement with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OppenheimerFunds, Inc., a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, to replace Montibus Capital Management LLC, on behalf of the Small Cap Growth Equity Fund. This agreement provides that OFI Global Institutional manage the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon the Small Cap Growth Equity Fund’s average daily net assets, at the following annual rate:

Small Cap Growth Equity Fund	0.55% of the first $50 million;
0.45% of the next $50 million; and
0.40% of any excess over $100 million

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Large Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Focused Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Equity II Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified International Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or

Notes to Financial Statements (Continued)

unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Large Cap Value Fund*	0.63%	0.73%	0.83%	0.93%	1.18%	1.08%	1.33%
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Diversified International Fund*	0.90%	1.00%	1.10%	1.20%	1.45%	1.35%	1.60%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2016.

MML Advisers has contractually agreed to waive 0.05% of the advisory fee for each class of the Total Return Bond Fund through March 31, 2016.

Effective January 12, 2015, MML Advisers has agreed to voluntarily waive 0.02% of the advisory fee for each class of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the period ended September 30, 2015, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$4,877
Large Cap Value Fund	3,491
Fundamental Growth Fund	3
Blue Chip Growth Fund	9,863
Growth Opportunities Fund	32,009
Mid-Cap Value Fund	17,486
Small Cap Value Equity Fund	4,027
Small Company Value Fund	48,544
Mid Cap Growth Equity II Fund	45,297
Small Cap Growth Equity Fund	72,679
Diversified International Fund	675
Overseas Fund	725

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2015:

Total % of Ownership by Related Party
Total Return Bond Fund	59.4%
Strategic Bond Fund	81.6%
Diversified Value Fund	48.1%
Fundamental Value Fund	81.2%
Large Cap Value Fund	95.5%
S&P 500 Index Fund	62.1%
Focused Value Fund	78.6%
Fundamental Growth Fund	93.8%
Blue Chip Growth Fund	81.4%
Growth Opportunities Fund	57.6%
Mid-Cap Value Fund	93.8%
Small Cap Value Equity Fund	72.2%
Small Company Value Fund	74.1%
S&P Mid Cap Index Fund	68.0%
Russell 2000 Small Cap Index Fund	78.5%
Mid Cap Growth Equity II Fund	59.1%
Small Cap Growth Equity Fund	91.6%
Diversified International Fund	99.7%
MSCI EAFE International Index Fund	84.2%
Overseas Fund	84.2%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended September 30, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$3,773,299,259	$146,299,993	$3,874,098,804	$191,931,091
Strategic Bond Fund	405,331,565	80,393,903	393,963,880	25,825,054
Diversified Value Fund	-	107,509,455	-	128,715,178
Fundamental Value Fund	-	217,046,973	-	316,524,079
Large Cap Value Fund	-	20,159,286	-	154,457,498

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
S&P 500 Index Fund	$-	$256,240,308	$-	$76,666,401
Focused Value Fund	-	335,435,387	-	336,076,496
Fundamental Growth Fund	-	54,278,325	-	74,905,819
Blue Chip Growth Fund	-	698,049,919	-	706,125,916
Growth Opportunities Fund	-	294,481,045	-	318,437,163
Mid-Cap Value Fund	-	174,475,927	-	178,908,866
Small Cap Value Equity Fund	-	49,228,100	-	30,893,523
Small Company Value Fund	-	332,116,772	-	422,880,393
S&P Mid Cap Index Fund	-	100,880,433	-	46,514,684
Russell 2000 Small Cap Index Fund	-	161,674,710	-	24,050,960
Mid Cap Growth Equity II Fund	-	978,506,624	-	665,110,329
Small Cap Growth Equity Fund	-	681,492,269	-	967,393,275
Diversified International Fund	-	55,777,029	-	156,350,718
MSCI EAFE International Index Fund	-	156,241,514	-	18,247,288
Overseas Fund	-	302,621,825	-	267,369,240

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	18,240,893	$186,336,338	12,374,866	$128,094,390	13,753,784	$143,134,291
Issued as reinvestment of dividends	49,531	501,744	1,985,967	20,072,149	1,129,818	11,471,890
Redeemed	(11,316,431)	(115,196,159)	(10,405,206)	(108,314,023)	(14,992,054)	(154,630,880)

Net increase (decrease)	6,973,993	$71,641,923	3,955,627	$39,852,516	(108,452)	$(24,699)

Total Return Bond Fund Class R5
Sold	3,359,795	$34,119,912	4,657,972	$47,831,843	4,053,910	$42,779,245
Issued as reinvestment of dividends	14,126	142,811	663,071	6,695,507	439,966	4,462,843
Redeemed	(1,726,724)	(17,492,010)	(7,894,508)	(81,970,286)	(3,202,803)	(33,444,231)

Net increase (decrease)	1,647,197	$16,770,713	(2,573,465)	$(27,442,936)	1,291,073	$13,797,857

Total Return Bond Fund Service Class
Sold	3,477,005	$35,457,322	7,562,325	$77,582,745	7,370,066	$76,971,887
Issued as reinvestment of dividends	21,509	218,099	1,320,399	13,373,320	831,650	8,460,509
Redeemed	(14,194,969)	(145,467,975)	(12,670,588)	(131,605,604)	(18,695,524)	(194,354,103)

Net increase (decrease)	(10,696,455)	$(109,792,554)	(3,787,864)	$(40,649,539)	(10,493,808)	$(108,921,707)

Total Return Bond Fund Administrative Class
Sold	1,643,329	$16,634,358	2,556,239	$26,330,652	2,617,648	$26,949,998
Issued as reinvestment of dividends	8,352	84,192	368,207	3,707,342	250,007	2,528,324
Redeemed	(1,410,528)	(14,274,405)	(5,021,600)	(51,791,307)	(1,707,218)	(17,715,147)

Net increase (decrease)	241,153	$2,444,145	(2,097,154)	$(21,753,313)	1,160,437	$11,763,175

Total Return Bond Fund Class A*
Sold	185,423	$1,892,536	11,343	$116,031
Issued as reinvestment of dividends	173	1,752	408	4,130
Redeemed	(146)	(1,477)	-	-

Net increase (decrease)	185,450	$1,892,811	11,751	$120,161

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Total Return Bond Fund Class R4
Sold	3,368,318	$34,374,865	3,733,242	$38,656,555	4,024,524	$42,259,105
Issued as reinvestment of dividends	31,833	322,470	1,558,586	15,800,276	961,442	9,788,244
Redeemed	(8,366,538)	(85,230,152)	(12,855,734)	(132,876,051)	(31,865,608)	(330,238,591)

Net increase (decrease)	(4,966,387)	$(50,532,817)	(7,563,906)	$(78,419,220)	(26,879,642)	$(278,191,242)

Total Return Bond Fund Class R3
Sold	946,344	$9,556,029	1,181,182	$12,129,982	1,645,496	$17,121,254
Issued as reinvestment of dividends	4,726	47,546	183,386	1,848,059	97,271	984,532
Redeemed	(1,006,269)	(10,178,692)	(1,301,597)	(13,439,309)	(1,134,222)	(11,766,300)

Net increase (decrease)	(55,199)	$(575,117)	62,971	$538,732	608,545	$6,339,486

Strategic Bond Fund Class I*
Sold	3,025,648	$31,176,659	6,168,645	$62,639,031
Issued as reinvestment of dividends	1,754	17,943	188,600	1,908,342
Redeemed	(1,717,030)	(17,650,388)	(957,212)	(9,950,212)

Net increase (decrease)	1,310,372	$13,544,214	5,400,033	$54,597,161

Strategic Bond Fund Class R5
Sold	951,311	$9,779,066	1,561,380	$15,913,455	2,247,364	$22,988,263
Issued as reinvestment of dividends	1,316	13,473	138,486	1,402,720	299,031	2,942,463
Redeemed	(598,462)	(6,165,817)	(5,437,813)	(54,956,959)	(2,158,945)	(22,090,290)

Net increase (decrease)	354,165	$3,626,722	(3,737,947)	$(37,640,784)	387,450	$3,840,436

Strategic Bond Fund Service Class
Sold	1,652,021	$16,950,578	1,394,835	$14,309,448	2,107,853	$21,854,360
Issued as reinvestment of dividends	1,542	15,779	165,370	1,675,049	135,451	1,334,194
Redeemed	(882,568)	(9,065,280)	(346,261)	(3,586,076)	(853,300)	(8,748,139)

Net increase (decrease)	770,995	$7,901,077	1,213,944	$12,398,421	1,390,004	$14,440,415

Strategic Bond Fund Administrative Class
Sold	1,589,064	$16,242,243	1,468,557	$15,123,074	433,402	$4,374,849
Issued as reinvestment of dividends	974	9,938	81,888	827,689	43,560	428,199
Redeemed	(741,869)	(7,540,944)	(273,046)	(2,804,308)	(2,064,258)	(21,318,091)

Net increase (decrease)	848,169	$8,711,237	1,277,399	$13,146,455	(1,587,296)	$(16,515,043)

Strategic Bond Fund Class A
Sold	1,417,193	$14,443,323	926,824	$9,547,387	512,240	$5,296,393
Issued as reinvestment of dividends	992	10,094	95,974	969,209	96,635	948,955
Redeemed	(633,228)	(6,457,971)	(635,092)	(6,484,335)	(1,447,467)	(14,730,552)

Net increase (decrease)	784,957	$7,995,446	387,706	$4,032,261	(838,592)	$(8,485,204)

Strategic Bond Fund Class R4*
Sold	1,802,854	$18,235,647	9,950	$100,105
Issued as reinvestment of dividends	418	4,254	335	3,382
Redeemed	(362,794)	(3,679,622)	- ++	(4)

Net increase (decrease)	1,440,478	$14,560,279	10,285	$103,483

Strategic Bond Fund Class R3
Sold	244,824	$2,480,756	103,970	$1,071,210	26,207	$265,085
Issued as reinvestment of dividends	108	1,085	6,142	61,516	2,786	27,214
Redeemed	(153,082)	(1,545,581)	(13,225)	(134,917)	(39,213)	(395,606)

Net increase (decrease)	91,850	$936,260	96,887	$997,809	(10,220)	$(103,307)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Diversified Value Fund Class I*
Sold	1,436,181	$21,221,657	7,567,056	$106,623,048
Issued as reinvestment of dividends	17,891	253,157	132,204	1,894,736
Redeemed	(2,481,481)	(36,978,599)	(1,112,784)	(16,114,820)

Net increase (decrease)	(1,027,409)	$(15,503,785)	6,586,476	$92,402,964

Diversified Value Fund Class R5
Sold	1,125,254	$16,583,302	2,601,260	$36,426,859	4,979,556	$58,485,685
Issued as reinvestment of dividends	48,422	685,168	306,886	4,403,852	287,273	3,756,500
Redeemed	(1,850,492)	(27,552,935)	(11,371,523)	(159,281,963)	(4,980,006)	(61,522,330)

Net increase (decrease)	(676,816)	$(10,284,465)	(8,463,377)	$(118,451,252)	286,823	$719,855

Diversified Value Fund Service Class
Sold	205,495	$3,028,198	177,927	$2,534,210	472,665	$5,645,264
Issued as reinvestment of dividends	3,490	49,357	19,836	284,578	17,496	228,948
Redeemed	(195,566)	(2,897,941)	(717,568)	(9,501,946)	(688,434)	(7,895,247)

Net increase (decrease)	13,419	$179,614	(519,805)	$(6,683,158)	(198,273)	$(2,021,035)

Diversified Value Fund Administrative Class
Sold	70,463	$1,052,336	222,790	$3,252,863	363,468	$4,590,142
Issued as reinvestment of dividends	1,445	20,511	10,984	158,192	3,329	43,729
Redeemed	(259,643)	(3,970,037)	(172,479)	(2,394,920)	(532,119)	(6,429,878)

Net increase (decrease)	(187,735)	$(2,897,190)	61,295	$1,016,135	(165,322)	$(1,796,007)

Diversified Value Fund Class A
Sold	222,090	$3,251,370	270,051	$3,840,176	388,610	$4,582,023
Issued as reinvestment of dividends	4,963	69,975	22,872	328,416	14,461	188,916
Redeemed	(299,257)	(4,415,825)	(498,077)	(7,136,792)	(976,817)	(11,940,394)

Net increase (decrease)	(72,204)	$(1,094,480)	(205,154)	$(2,968,200)	(573,746)	$(7,169,455)

Diversified Value Fund Class R4*
Sold	13,207	$196,312	7,222	$100,105
Issued as reinvestment of dividends	42	588	125	1,789
Redeemed	(58)	(857)	- ++	(4)

Net increase (decrease)	13,191	$196,043	7,347	$101,890

Diversified Value Fund Class R3
Sold	11,417	$171,743	1,265	$17,826	1,378	$16,315
Issued as reinvestment of dividends	56	792	172	2,482	52	678
Redeemed	(6,360)	(95,922)	(647)	(9,378)	(2,005)	(24,112)

Net increase (decrease)	5,113	$76,613	790	$10,930	(575)	$(7,119)

Fundamental Value Fund Class I
Sold	7,068,781	$95,557,820	11,726,504	$163,135,040	3,502,660	$47,143,591
Issued as reinvestment of dividends	971,011	12,594,012	2,303,702	31,495,322	1,808,329	23,652,942
Redeemed	(3,380,438)	(47,079,342)	(4,479,246)	(63,154,301)	(3,634,819)	(49,286,011)

Net increase (decrease)	4,659,354	$61,072,490	9,550,960	$131,476,061	1,676,170	$21,510,522

Fundamental Value Fund Class R5
Sold	1,843,418	$25,855,879	5,401,394	$76,019,451	4,600,246	$59,579,209
Issued as reinvestment of dividends	1,065,750	13,854,744	3,167,073	43,482,460	3,592,646	47,135,521
Redeemed	(9,298,273)	(126,557,705)	(7,996,876)	(113,228,906)	(11,182,695)	(149,560,044)

Net increase (decrease)	(6,389,105)	$(86,847,082)	571,591	$6,273,005	(2,989,803)	$(42,845,314)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Fundamental Value Fund Service Class
Sold	636,291	$8,843,016	2,001,363	$28,233,572	3,002,558	$38,179,372
Issued as reinvestment of dividends	385,293	4,989,545	1,172,410	16,033,245	1,388,327	18,173,206
Redeemed	(3,214,291)	(45,170,669)	(3,458,729)	(48,171,091)	(3,148,461)	(42,365,058)

Net increase (decrease)	(2,192,707)	$(31,338,108)	(284,956)	$(3,904,274)	1,242,424	$13,987,520

Fundamental Value Fund Administrative Class
Sold	1,109,389	$15,387,968	1,820,385	$25,427,872	2,297,749	$30,529,398
Issued as reinvestment of dividends	248,372	3,231,319	715,302	9,858,080	909,553	11,951,527
Redeemed	(1,944,132)	(27,148,185)	(4,053,689)	(57,705,459)	(2,999,315)	(38,115,814)

Net increase (decrease)	(586,371)	$(8,528,898)	(1,518,002)	$(22,419,507)	207,987	$4,365,111

Fundamental Value Fund Class A
Sold	588,520	$8,122,915	1,086,897	$15,133,078	2,486,055	$31,882,449
Issued as reinvestment of dividends	419,771	5,398,259	1,199,791	16,363,720	1,759,506	22,908,771
Redeemed	(2,736,156)	(37,691,444)	(6,932,280)	(96,333,318)	(13,573,774)	(185,115,703)

Net increase (decrease)	(1,727,865)	$(24,170,270)	(4,645,592)	$(64,836,520)	(9,328,213)	$(130,324,483)

Fundamental Value Fund Class R4*
Sold	143,990	$1,924,195	7,285	$100,105
Issued as reinvestment of dividends	2,786	35,747	598	8,123
Redeemed	(4,837)	(63,537)	- ++	(4)

Net increase (decrease)	141,939	$1,896,405	7,883	$108,224

Fundamental Value Fund Class R3
Sold	12,120	$169,953	20,949	$280,684	15,807	$204,082
Issued as reinvestment of dividends	2,269	28,952	6,619	89,543	7,869	101,897
Redeemed	(11,950)	(164,543)	(49,393)	(682,475)	(9,130)	(121,283)

Net increase (decrease)	2,439	$34,362	(21,825)	$(312,248)	14,546	$184,696

Large Cap Value Fund Class I*
Sold	2,361,348	$19,321,026	16,338,285	$158,815,916
Issued as reinvestment of dividends	64,625	507,956	2,967,180	24,081,651
Redeemed	(12,507,908)	(104,138,849)	(1,328,513)	(12,830,215)

Net increase (decrease)	(10,081,935)	$(84,309,867)	17,976,952	$170,067,352

Large Cap Value Fund Class R5
Sold	377,055	$3,036,783	1,727,304	$16,372,761	2,970,686	$26,533,756
Issued as reinvestment of dividends	149,314	1,173,602	3,422,426	27,854,550	2,725,963	25,050,796
Redeemed	(5,027,049)	(40,151,766)	(19,999,251)	(195,042,573)	(13,049,270)	(120,506,910)

Net increase (decrease)	(4,500,680)	$(35,941,381)	(14,849,521)	$(150,815,262)	(7,352,621)	$(68,922,358)

Large Cap Value Fund Service Class
Sold	278,662	$2,307,007	272,500	$2,616,460	905,740	$8,291,561
Issued as reinvestment of dividends	10,243	80,714	270,035	2,211,761	273,264	2,513,958
Redeemed	(651,063)	(5,308,377)	(2,583,385)	(25,270,397)	(865,640)	(7,810,359)

Net increase (decrease)	(362,158)	$(2,920,656)	(2,040,850)	$(20,442,176)	313,364	$2,995,160

Large Cap Value Fund Administrative Class
Sold	144,083	$1,177,492	244,875	$2,301,666	701,899	$6,525,035
Issued as reinvestment of dividends	17,301	135,466	498,751	4,052,167	219,852	2,015,954
Redeemed	(1,130,733)	(9,350,884)	(773,823)	(7,386,418)	(3,224,752)	(27,734,890)

Net increase (decrease)	(969,349)	$(8,037,926)	(30,197)	$(1,032,585)	(2,303,001)	$(19,193,901)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Large Cap Value Fund Class A
Sold	212,441	$1,727,564	309,369	$2,953,813	386,520	$3,479,576
Issued as reinvestment of dividends	38,153	297,975	1,064,648	8,644,653	511,485	4,684,801
Redeemed	(1,850,721)	(15,017,305)	(2,259,924)	(20,798,349)	(2,868,184)	(26,011,699)

Net increase (decrease)	(1,600,127)	$(12,991,766)	(885,907)	$(9,199,883)	(1,970,179)	$(17,847,322)

Large Cap Value Fund Class R4*
Sold	-	$-	10,438	$100,100
Issued as reinvestment of dividends	- ++	1	2,039	16,468
Redeemed	-	-	-	-

Net increase (decrease)	-	$1	12,477	$116,568

Large Cap Value Fund Class R3
Sold	123	$978	1,823	$17,651	1,375	$12,202
Issued as reinvestment of dividends	90	684	1,942	15,465	866	7,810
Redeemed	(1,178)	(9,616)	(4,434)	(42,275)	(5,166)	(44,625)

Net increase (decrease)	(965)	$(7,954)	(669)	$(9,159)	(2,925)	$(24,613)

S&P 500 Index Fund Class I
Sold	20,921,260	$390,227,718	12,183,415	$217,601,722	18,051,451	$280,265,844
Issued as reinvestment of dividends	127,884	2,314,697	1,221,280	21,873,108	701,861	11,517,517
Redeemed	(5,290,996)	(100,117,177)	(5,634,441)	(99,926,880)	(951,068)	(14,944,509)

Net increase (decrease)	15,758,148	$292,425,238	7,770,254	$139,547,950	17,802,244	$276,838,852

S&P 500 Index Fund Class R5
Sold	6,193,493	$114,817,033	7,198,904	$128,426,647	12,423,486	$189,480,991
Issued as reinvestment of dividends	144,893	2,625,457	2,092,279	37,535,493	1,540,728	25,329,514
Redeemed	(10,585,672)	(193,909,227)	(14,242,495)	(256,137,157)	(17,973,512)	(276,583,761)

Net increase (decrease)	(4,247,286)	$(76,466,737)	(4,951,312)	$(90,175,017)	(4,009,298)	$(61,773,256)

S&P 500 Index Fund Service Class
Sold	5,154,855	$96,344,871	8,697,056	$155,811,713	7,846,877	$120,753,517
Issued as reinvestment of dividends	102,609	1,860,292	1,482,031	26,632,100	868,224	14,299,618
Redeemed	(8,503,630)	(158,101,863)	(6,354,912)	(115,441,223)	(11,973,795)	(185,737,359)

Net increase (decrease)	(3,246,166)	$(59,896,700)	3,824,175	$67,002,590	(3,258,694)	$(50,684,224)

S&P 500 Index Fund Administrative Class**
Sold	4,014,481	$73,662,102	6,678,377	$118,523,155	4,701,978	$71,998,259
Issued - merger	-	-	9,172,137	156,751,820	-	-
Issued as reinvestment of dividends	81,889	1,465,815	1,110,393	19,720,586	492,958	8,030,269
Redeemed	(5,925,310)	(109,738,959)	(6,537,496)	(117,420,416)	(5,799,776)	(88,788,852)

Net increase (decrease)	(1,828,940)	$(34,611,042)	10,423,411	$177,575,145	(604,840)	$(8,760,324)

S&P 500 Index Fund Class L**
Sold			471,818	$7,946,754	4,837,227	$71,484,794
Issued as reinvestment of dividends			-	-	220,588	3,595,570
Redeemed			(1,457,981)	(24,202,166)	(16,144,515)	(251,645,188)
Redemptions-merger			(9,167,924)	(156,751,820)	-	-

Net increase (decrease)			(10,154,087)	$(173,007,232)	(11,086,700)	$(176,564,824)

S&P 500 Index Fund Class A*
Sold	548,409	$9,941,627	181,606	$3,338,659
Issued as reinvestment of dividends	1,464	25,931	216	3,797
Redeemed	(43,574)	(801,710)	-	-

Net increase (decrease)	506,299	$9,165,848	181,822	$3,342,456

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
S&P 500 Index Fund Class R4
Sold	5,479,026	$100,128,550	4,939,611	$86,075,620	5,068,579	$76,083,132
Issued as reinvestment of dividends	88,028	1,562,509	1,069,986	18,863,853	732,313	11,841,476
Redeemed	(4,401,643)	(80,184,606)	(7,986,542)	(141,390,149)	(3,648,746)	(56,042,291)

Net increase (decrease)	1,165,411	$21,506,453	(1,976,945)	$(36,450,676)	2,152,146	$31,882,317

S&P 500 Index Fund Class R3
Sold	1,434,122	$26,083,776	94,950	$1,680,895	72,480	$1,076,363
Issued as reinvestment of dividends	3,957	69,412	11,779	205,539	5,887	94,321
Redeemed	(191,128)	(3,342,970)	(197,798)	(3,552,477)	(80,382)	(1,206,766)

Net increase (decrease)	1,246,951	$22,810,218	(91,069)	$(1,666,043)	(2,015)	$(36,082)

Focused Value Fund Class I
Sold	3,119,611	$70,682,518	2,959,862	$70,759,031	1,928,271	$43,359,209
Issued as reinvestment of dividends	136,615	2,785,570	1,319,420	29,283,066	753,106	17,073,619
Redeemed	(1,882,228)	(41,690,763)	(1,633,311)	(38,578,137)	(1,962,278)	(44,932,382)

Net increase (decrease)	1,373,998	$31,777,325	2,645,971	$61,463,960	719,099	$15,500,446

Focused Value Fund Class R5
Sold	1,067,491	$23,553,021	2,212,211	$53,299,969	2,308,453	$51,394,369
Issued as reinvestment of dividends	151,955	3,102,930	1,993,602	44,464,918	1,451,720	32,964,044
Redeemed	(3,568,686)	(80,786,074)	(2,920,057)	(68,731,101)	(4,350,133)	(100,235,602)

Net increase (decrease)	(2,349,240)	$(54,130,123)	1,285,756	$29,033,786	(589,960)	$(15,877,189)

Focused Value Fund Service Class
Sold	453,235	$9,907,101	1,123,541	$26,831,292	1,346,835	$29,933,532
Issued as reinvestment of dividends	48,592	980,581	607,080	13,377,310	443,684	9,982,604
Redeemed	(898,027)	(19,648,792)	(1,608,468)	(37,541,420)	(674,828)	(15,274,303)

Net increase (decrease)	(396,200)	$(8,761,110)	122,153	$2,667,182	1,115,691	$24,641,833

Focused Value Fund Administrative Class
Sold	793,614	$17,206,308	1,179,417	$27,632,533	1,342,005	$29,742,538
Issued as reinvestment of dividends	63,718	1,274,361	709,989	15,552,785	477,868	10,675,075
Redeemed	(707,281)	(15,439,622)	(1,457,633)	(34,171,997)	(1,211,123)	(26,799,506)

Net increase (decrease)	150,051	$3,041,047	431,773	$9,013,321	608,750	$13,618,107

Focused Value Fund Class A
Sold	657,932	$13,870,012	1,140,675	$25,757,217	1,351,135	$29,375,005
Issued as reinvestment of dividends	128,106	2,486,539	1,409,894	30,021,703	1,028,885	22,450,404
Redeemed	(1,369,908)	(28,918,300)	(1,801,589)	(41,039,845)	(1,468,681)	(31,752,882)

Net increase (decrease)	(583,870)	$(12,561,749)	748,980	$14,739,075	911,339	$20,072,527

Focused Value Fund Class R4*
Sold	92,311	$1,958,967	4,499	$100,105
Issued as reinvestment of dividends	1,079	20,937	726	15,429
Redeemed	(6,901)	(143,073)	- ++	(4)

Net increase (decrease)	86,489	$1,836,831	5,225	$115,530

Focused Value Fund Class R3
Sold	109,902	$2,212,406	10,930	$239,546	6,369	$136,005
Issued as reinvestment of dividends	1,460	27,322	4,701	96,559	3,564	75,530
Redeemed	(14,993)	(311,422)	(14,745)	(329,618)	(3,203)	(69,060)

Net increase (decrease)	96,369	$1,928,306	886	$6,487	6,730	$142,475

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Fundamental Growth Fund Class I*
Sold	2,347,055	$19,606,078	11,000,743	$94,182,688
Issued as reinvestment of dividends	34,423	286,058	1,266,055	10,181,561
Redeemed	(3,561,077)	(30,341,662)	(1,707,430)	(14,926,140)

Net increase (decrease)	(1,179,599)	$(10,449,526)	10,559,368	$89,438,109

Fundamental Growth Fund Class R5
Sold	169,548	$1,422,774	936,174	$7,936,420	2,392,074	$18,217,741
Issued as reinvestment of dividends	9,059	75,368	305,142	2,460,188	475,901	3,826,185
Redeemed	(258,206)	(2,168,283)	(8,993,364)	(76,816,211)	(3,704,163)	(28,632,029)

Net increase (decrease)	(79,599)	$(670,141)	(7,752,048)	$(66,419,603)	(836,188)	$(6,588,103)

Fundamental Growth Fund Service Class
Sold	71,007	$593,397	182,881	$1,533,069	242,734	$1,804,214
Issued as reinvestment of dividends	2,654	21,733	102,126	811,176	33,310	264,472
Redeemed	(207,940)	(1,731,144)	(168,157)	(1,420,613)	(150,494)	(1,124,465)

Net increase (decrease)	(134,279)	$(1,116,014)	116,850	$923,632	125,550	$944,221

Fundamental Growth Fund Administrative Class
Sold	299,843	$2,423,845	429,271	$3,599,551	413,586	$3,049,964
Issued as reinvestment of dividends	4,912	39,495	179,970	1,405,019	60,528	473,320
Redeemed	(218,724)	(1,821,177)	(731,559)	(6,051,325)	(738,575)	(5,434,707)

Net increase (decrease)	86,031	$642,163	(122,318)	$(1,046,755)	(264,461)	$(1,911,423)

Fundamental Growth Fund Class A
Sold	330,125	$2,586,341	588,039	$4,683,491	755,704	$5,420,074
Issued as reinvestment of dividends	9,303	72,193	380,934	2,879,218	138,924	1,054,418
Redeemed	(1,120,201)	(8,862,774)	(840,876)	(6,834,024)	(555,005)	(4,045,405)

Net increase (decrease)	(780,773)	$(6,204,240)	128,097	$728,685	339,623	$2,429,087

Fundamental Growth Fund Class R4*
Sold	11,433	$85,074	12,591	$100,105
Issued as reinvestment of dividends	- ++	1	1,787	13,481
Redeemed	(3)	(23)	- ++	(4)

Net increase (decrease)	11,430	$85,052	14,378	$113,582

Fundamental Growth Fund Class R3
Sold	31,773	$238,277	19,699	$153,507	17,425	$121,649
Issued as reinvestment of dividends	46	344	4,521	32,814	859	6,314
Redeemed	(18,425)	(142,202)	(45,708)	(341,723)	(37,248)	(267,741)

Net increase (decrease)	13,394	$96,419	(21,488)	$(155,402)	(18,964)	$(139,778)

Blue Chip Growth Fund Class I*
Sold	4,695,810	$84,124,483	15,826,162	$278,717,462
Issued as reinvestment of dividends	151,026	2,722,994	1,084,756	18,256,444
Redeemed	(2,048,141)	(37,730,437)	(1,324,507)	(23,460,463)

Net increase (decrease)	2,798,695	$49,117,040	15,586,411	$273,513,443

Blue Chip Growth Fund Class R5
Sold	2,329,260	$42,047,907	13,966,347	$237,511,545	4,774,070	$71,966,885
Issued as reinvestment of dividends	246,851	4,445,803	2,244,422	37,728,727	1,915,215	31,321,296
Redeemed	(6,530,938)	(118,656,159)	(14,766,902)	(257,263,758)	(7,427,117)	(110,862,716)

Net increase (decrease)	(3,954,827)	$(72,162,449)	1,443,867	$17,976,514	(737,832)	$(7,574,535)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Service Class
Sold	3,732,366	$67,880,382	1,201,709	$20,533,484	2,261,924	$34,606,663
Issued as reinvestment of dividends	99,125	1,772,363	654,157	10,930,968	695,710	11,315,198
Redeemed	(1,486,939)	(26,672,445)	(3,823,221)	(66,915,590)	(1,867,966)	(27,711,399)

Net increase (decrease)	2,344,552	$42,980,300	(1,967,355)	$(35,451,138)	1,089,668	$18,210,462

Blue Chip Growth Fund Administrative Class
Sold	2,101,316	$36,896,532	2,797,805	$47,462,078	2,373,156	$34,566,468
Issued as reinvestment of dividends	120,128	2,123,862	1,104,412	18,266,974	897,231	14,476,149
Redeemed	(4,343,828)	(77,102,819)	(2,926,568)	(49,879,617)	(14,008,896)	(211,711,690)

Net increase (decrease)	(2,122,384)	$(38,082,425)	975,649	$15,849,435	(10,738,509)	$(162,669,073)

Blue Chip Growth Fund Class A
Sold	1,066,089	$18,307,267	1,435,111	$23,726,637	1,513,088	$22,174,409
Issued as reinvestment of dividends	83,921	1,435,893	710,681	11,392,210	745,070	11,708,339
Redeemed	(1,501,012)	(25,756,654)	(3,784,449)	(62,211,123)	(2,408,555)	(35,491,198)

Net increase (decrease)	(351,002)	$(6,013,494)	(1,638,657)	$(27,092,276)	(150,397)	$(1,608,450)

Blue Chip Growth Fund Class R4*
Sold	1,229,330	$21,577,414	43,785	$772,937
Issued as reinvestment of dividends	10,613	181,915	3,387	54,367
Redeemed	(77,483)	(1,371,947)	(2)	(30)

Net increase (decrease)	1,162,460	$20,387,382	47,170	$827,274

Blue Chip Growth Fund Class R3
Sold	197,213	$3,281,017	52,019	$786,953	4,899	$73,024
Issued as reinvestment of dividends	1,882	30,819	5,002	76,884	4,087	61,904
Redeemed	(4,716)	(77,398)	(61,524)	(967,817)	(8,122)	(110,909)

Net increase (decrease)	194,379	$3,234,438	(4,503)	$(103,980)	864	$24,019

Growth Opportunities Fund Class I
Sold	14,459,205	$173,799,599	15,383,010	$179,452,094	5,643,165	$60,271,604
Issued as reinvestment of dividends	763,029	8,835,876	1,574,099	18,343,315	883,271	9,670,057
Redeemed	(9,435,314)	(116,462,279)	(3,102,295)	(36,629,897)	(2,749,643)	(28,845,031)

Net increase (decrease)	5,786,920	$66,173,196	13,854,814	$161,165,512	3,776,793	$41,096,630

Growth Opportunities Fund Class R5
Sold	4,071,387	$49,383,935	3,770,649	$44,509,774	3,941,978	$38,763,395
Issued as reinvestment of dividends	501,000	5,771,522	1,383,377	16,052,750	2,136,705	23,305,578
Redeemed	(7,405,536)	(88,231,300)	(11,999,938)	(140,501,582)	(6,392,009)	(65,433,419)

Net increase (decrease)	(2,833,149)	$(33,075,843)	(6,845,912)	$(79,939,058)	(313,326)	$(3,364,446)

Growth Opportunities Fund Service Class
Sold	2,440,722	$28,659,941	6,568,226	$73,875,210	2,910,350	$28,554,364
Issued as reinvestment of dividends	350,196	3,960,722	830,060	9,465,425	542,295	5,832,846
Redeemed	(2,487,799)	(28,779,267)	(1,395,197)	(15,953,684)	(990,047)	(9,928,658)

Net increase (decrease)	303,119	$3,841,396	6,003,089	$67,386,951	2,462,598	$24,458,552

Growth Opportunities Fund Administrative Class
Sold	1,950,687	$22,353,548	4,201,422	$47,493,854	2,839,073	$27,825,233
Issued as reinvestment of dividends	251,418	2,773,139	807,443	8,996,527	745,407	7,844,028
Redeemed	(4,892,403)	(55,003,818)	(2,142,511)	(23,789,962)	(3,450,391)	(34,361,525)

Net increase (decrease)	(2,690,298)	$(29,877,131)	2,866,354	$32,700,419	134,089	$1,307,736

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Growth Opportunities Fund Class A
Sold	1,499,511	$16,259,284	2,729,944	$29,479,935	4,371,222	$40,469,007
Issued as reinvestment of dividends	394,196	4,146,940	1,087,780	11,605,518	1,230,577	12,468,783
Redeemed	(4,185,976)	(45,916,195)	(3,340,778)	(36,141,174)	(1,967,121)	(18,869,030)

Net increase (decrease)	(2,292,269)	$(25,509,971)	476,946	$4,944,279	3,634,678	$34,068,760

Growth Opportunities Fund Class R4*
Sold	308,793	$3,405,926	9,470	$100,105
Issued as reinvestment of dividends	5,679	59,853	660	7,042
Redeemed	(44,967)	(477,308)	- ++	(4)

Net increase (decrease)	269,505	$2,988,471	10,130	$107,143

Growth Opportunities Fund Class R3
Sold	75,169	$794,864	9,264	$93,791	282	$2,510
Issued as reinvestment of dividends	1,950	19,463	297	3,016	230	2,227
Redeemed	(9,878)	(100,932)	(172)	(1,852)	(723)	(7,146)

Net increase (decrease)	67,241	$713,395	9,389	$94,955	(211)	$(2,409)

Mid-Cap Value Fund Class I
Sold	2,791,239	$41,954,534	5,107,947	$78,295,165	1,226,302	$15,854,124
Issued as reinvestment of dividends	96,087	1,376,932	232,903	3,409,347	56,201	801,273
Redeemed	(2,184,807)	(33,201,315)	(1,233,919)	(18,822,248)	(3,554,034)	(46,127,217)

Net increase (decrease)	702,519	$10,130,151	4,106,931	$62,882,264	(2,271,531)	$(29,471,820)

Mid-Cap Value Fund Class R5
Sold	176,515	$2,675,728	557,851	$8,455,919	1,678,185	$21,705,024
Issued as reinvestment of dividends	11,786	169,477	31,721	467,641	65,122	930,260
Redeemed	(774,201)	(11,124,109)	(4,962,038)	(75,648,879)	(1,209,943)	(15,992,364)

Net increase (decrease)	(585,900)	$(8,278,904)	(4,372,466)	$(66,725,319)	533,364	$6,642,920

Mid-Cap Value Fund Service Class
Sold	6,673	$103,511	259,718	$3,815,460	69,720	$895,619
Issued as reinvestment of dividends	2,194	31,478	8,071	118,452	1,869	26,694
Redeemed	(141,309)	(2,184,530)	(114,313)	(1,731,914)	(48,339)	(622,515)

Net increase (decrease)	(132,442)	$(2,049,541)	153,476	$2,201,998	23,250	$299,798

Mid-Cap Value Fund Administrative Class
Sold	36,743	$571,363	43,178	$662,050	77,742	$983,355
Issued as reinvestment of dividends	369	5,322	1,676	24,791	2,616	37,582
Redeemed	(92,060)	(1,390,436)	(258,124)	(3,815,002)	(109,992)	(1,410,424)

Net increase (decrease)	(54,948)	$(813,751)	(213,270)	$(3,128,161)	(29,634)	$(389,487)

Mid-Cap Value Fund Class A
Sold	30,100	$455,440	89,166	$1,331,325	185,114	$2,384,136
Issued as reinvestment of dividends	2,147	30,700	7,974	116,959	3,033	43,205
Redeemed	(241,986)	(3,623,213)	(134,702)	(2,040,468)	(168,144)	(2,170,437)

Net increase (decrease)	(209,739)	$(3,137,073)	(37,562)	$(592,184)	20,003	$256,904

Mid-Cap Value Fund Class R4*
Sold	7	$100	6,668	$100,106
Issued as reinvestment of dividends	- ++	2	161	2,351
Redeemed	-	-	- ++	(4)

Net increase (decrease)	7	$102	6,829	$102,453

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class R3
Sold	306	$4,633	578	$8,687	978	$12,116
Issued as reinvestment of dividends	71	993	138	2,017	26	367
Redeemed	(841)	(12,951)	(254)	(3,894)	(1,349)	(18,160)

Net increase (decrease)	(464)	$(7,325)	462	$6,810	(345)	$(5,677)

Small Cap Value Equity Fund Class I*
Sold	1,635,318	$25,917,220	4,578,495	$69,867,656
Issued as reinvestment of dividends	348	5,250	27,368	410,790
Redeemed	(972,229)	(15,398,495)	(764,448)	(11,543,349)

Net increase (decrease)	663,437	$10,523,975	3,841,415	$58,735,097

Small Cap Value Equity Fund Class R5
Sold	621,881	$9,625,448	821,569	$12,258,579	1,473,132	$19,295,976
Issued as reinvestment of dividends	493	7,433	37,367	561,623	42,727	617,830
Redeemed	(444,619)	(7,173,194)	(3,910,279)	(59,777,640)	(3,065,163)	(39,648,458)

Net increase (decrease)	177,755	$2,459,687	(3,051,343)	$(46,957,438)	(1,549,304)	$(19,734,652)

Small Cap Value Equity Fund Service Class
Sold	159,554	$2,529,601	68,762	$1,003,370	231,781	$2,820,930
Issued as reinvestment of dividends	17	257	218	3,287	1,274	18,436
Redeemed	(29,412)	(458,254)	(328,514)	(4,936,520)	(177,968)	(2,290,165)

Net increase (decrease)	130,159	$2,071,604	(259,534)	$(3,929,863)	55,087	$549,201

Small Cap Value Equity Fund Administrative Class
Sold	262,360	$4,172,545	46,458	$689,385	184,114	$2,435,248
Issued as reinvestment of dividends	32	482	958	14,370	605	8,740
Redeemed	(90,145)	(1,481,585)	(99,293)	(1,479,025)	(130,783)	(1,635,204)

Net increase (decrease)	172,247	$2,691,442	(51,877)	$(775,270)	53,936	$808,784

Small Cap Value Equity Fund Class A
Sold	144,748	$2,296,606	76,932	$1,140,711	174,215	$2,206,629
Issued as reinvestment of dividends	36	541	677	10,138	164	2,362
Redeemed	(111,650)	(1,718,016)	(104,823)	(1,547,251)	(220,702)	(2,904,973)

Net increase (decrease)	33,134	$579,131	(27,214)	$(396,402)	(46,323)	$(695,982)

Small Cap Value Equity Fund Class R4*
Sold	42,404	$654,884	6,664	$100,105
Issued as reinvestment of dividends	1	19	25	374
Redeemed	(5,046)	(75,632)	- ++	(4)

Net increase (decrease)	37,359	$579,271	6,689	$100,475

Small Cap Value Equity Fund Class R3*
Sold	1,803	$27,225	6,657	$100,002
Issued as reinvestment of dividends	-	-	13	187
Redeemed	(1)	(14)	- ++	(2)

Net increase (decrease)	1,802	$27,211	6,670	$100,187

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Class N***
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(10)	(130)

Net increase (decrease)					(10)	$(130)

Small Company Value Fund Class I
Sold	2,078,209	$29,514,990	1,827,234	$29,756,367	2,679,586	$43,106,993
Issued as reinvestment of dividends	145,563	1,951,998	1,438,057	19,910,627	907,117	14,378,790
Redeemed	(1,804,028)	(25,446,725)	(1,754,954)	(28,559,990)	(1,221,342)	(19,482,041)

Net increase (decrease)	419,744	$6,020,263	1,510,337	$21,107,004	2,365,361	$38,003,742

Small Company Value Fund Class R5
Sold	315,301	$4,489,368	1,017,860	$16,761,642	1,571,627	$24,849,547
Issued as reinvestment of dividends	172,009	2,313,519	2,239,865	31,154,942	1,828,521	29,066,765
Redeemed	(5,066,016)	(70,400,471)	(4,269,944)	(71,440,100)	(4,453,914)	(71,881,915)

Net increase (decrease)	(4,578,706)	$(63,597,584)	(1,012,219)	$(23,523,516)	(1,053,766)	$(17,965,603)

Small Company Value Fund Service Class
Sold	107,179	$1,542,459	561,088	$9,174,062	577,677	$9,000,768
Issued as reinvestment of dividends	19,572	262,066	411,998	5,708,369	318,590	5,047,913
Redeemed	(1,436,476)	(20,883,372)	(1,084,179)	(17,628,320)	(590,924)	(9,601,171)

Net increase (decrease)	(1,309,725)	$(19,078,847)	(111,093)	$(2,745,889)	305,343	$4,447,510

Small Company Value Fund Administrative Class
Sold	132,310	$1,860,464	388,906	$6,337,834	503,156	$7,935,206
Issued as reinvestment of dividends	22,127	292,735	277,700	3,813,989	259,768	4,076,915
Redeemed	(480,038)	(6,762,202)	(1,156,543)	(18,669,429)	(1,163,936)	(18,208,680)

Net increase (decrease)	(325,601)	$(4,609,003)	(489,937)	$(8,517,606)	(401,012)	$(6,196,559)

Small Company Value Fund Class A
Sold	122,838	$1,683,450	195,593	$3,089,638	717,338	$10,957,079
Issued as reinvestment of dividends	40,459	523,547	514,007	6,917,804	439,630	6,776,343
Redeemed	(823,906)	(11,268,655)	(1,301,329)	(20,357,321)	(4,793,082)	(78,026,324)

Net increase (decrease)	(660,609)	$(9,061,658)	(591,729)	$(10,349,879)	(3,636,114)	$(60,292,902)

Small Company Value Fund Class R4*
Sold	7	$100	6,153	$100,100
Issued as reinvestment of dividends	- ++	3	1,156	15,463
Redeemed	-	-	-	-

Net increase (decrease)	7	$103	7,309	$115,563

Small Company Value Fund Class R3
Sold	376	$4,896	994	$14,998	720	$10,869
Issued as reinvestment of dividends	77	952	2,063	26,603	1,498	22,321
Redeemed	(1,723)	(23,386)	(9,726)	(135,815)	(463)	(7,302)

Net increase (decrease)	(1,270)	$(17,538)	(6,669)	$(94,214)	1,755	$25,888

S&P Mid Cap Index Fund Class I
Sold	2,935,566	$39,501,935	4,865,632	$62,508,918	3,626,503	$47,323,245
Issued as reinvestment of dividends	39,002	504,686	443,356	5,601,604	1,128,317	13,624,924
Redeemed	(2,913,115)	(39,562,371)	(1,788,217)	(23,223,691)	(5,172,556)	(71,590,283)

Net increase (decrease)	61,453	$444,250	3,520,771	$44,886,831	(417,736)	$(10,642,114)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Class R5
Sold	569,544	$7,719,408	441,605	$5,760,583	454,473	$5,889,993
Issued as reinvestment of dividends	3,138	40,508	16,103	202,481	71,836	866,633
Redeemed	(81,515)	(1,087,624)	(500,577)	(6,440,896)	(63,549)	(829,560)

Net increase (decrease)	491,167	$6,672,292	(42,869)	$(477,832)	462,760	$5,927,066

S&P Mid Cap Index Fund Service Class
Sold	586,362	$7,918,925	781,222	$10,189,485	228,781	$3,134,419
Issued as reinvestment of dividends	4,788	61,578	36,382	456,050	38,283	460,630
Redeemed	(210,050)	(2,801,419)	(118,798)	(1,522,099)	(29,587)	(409,114)

Net increase (decrease)	381,100	$5,179,084	698,806	$9,123,436	237,477	$3,185,935

S&P Mid Cap Index Fund Administrative Class**
Sold	1,083,856	$14,372,468	2,094,656	$27,235,166	837,661	$10,704,922
Issued - merger	-	-	820,869	10,498,909	-	-
Issued as reinvestment of dividends	13,911	178,890	121,693	1,529,901	150,904	1,816,197
Redeemed	(311,026)	(4,128,689)	(772,420)	(9,567,914)	(62,513)	(822,277)

Net increase (decrease)	786,741	$10,422,669	2,264,798	$29,696,062	926,052	$11,698,842

S&P Mid Cap Index Fund Class L**
Sold			129,514	$1,609,378	690,511	$9,326,127
Issued as reinvestment of dividends			-	-	117,509	1,412,629
Redeemed			(91,804)	(1,152,071)	(38,709)	(525,167)
Redemptions-merger			(822,022)	(10,498,909)	-	-

Net increase (decrease)			(784,312)	$(10,041,602)	769,311	$10,213,589

S&P Mid Cap Index Fund Class A
Sold	769,978	$10,180,874	1,646,529	$21,078,704	695,254	$8,906,174
Issued as reinvestment of dividends	9,247	118,641	77,453	974,088	106,038	1,276,101
Redeemed	(353,348)	(4,691,321)	(243,502)	(3,113,435)	(90,596)	(1,211,505)

Net increase (decrease)	425,877	$5,608,194	1,480,480	$18,939,357	710,696	$8,970,770

S&P Mid Cap Index Fund Class R4*
Sold	1,246,351	$16,860,722	12,384	$158,744
Issued as reinvestment of dividends	3,827	49,106	345	4,339
Redeemed	(123,115)	(1,605,103)	(2,583)	(34,357)

Net increase (decrease)	1,127,063	$15,304,725	10,146	$128,726

S&P Mid Cap Index Fund Class R3*
Sold	735,854	$9,839,400	10,583	$134,566
Issued as reinvestment of dividends	2,043	26,172	286	3,594
Redeemed	(38,042)	(500,045)	- ++	(2)

Net increase (decrease)	699,855	$9,365,527	10,869	$138,158

Russell 2000 Small Cap Index Fund Class I
Sold	10,926,433	$136,230,106	2,967,260	$38,418,209	2,688,800	$35,172,674
Issued as reinvestment of dividends	8,227	97,899	918,237	10,863,772	769,158	9,782,190
Redeemed	(2,482,938)	(30,933,432)	(2,824,660)	(36,721,735)	(4,449,855)	(59,933,988)

Net increase (decrease)	8,451,722	$105,394,573	1,060,837	$12,560,246	(991,897)	$(14,979,124)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Russell 2000 Small Cap Index Fund Class R5
Sold	399,539	$4,997,416	301,116	$3,811,858	925,327	$12,168,221
Issued as reinvestment of dividends	357	4,253	40,875	484,081	126,651	1,607,287
Redeemed	(50,177)	(616,230)	(978,898)	(12,841,630)	(70,463)	(951,307)

Net increase (decrease)	349,719	$4,385,439	(636,907)	$(8,545,691)	981,515	$12,824,201

Russell 2000 Small Cap Index Fund Service Class
Sold	308,891	$3,868,147	566,910	$7,179,345	756,333	$10,527,755
Issued as reinvestment of dividends	375	4,433	58,611	685,886	108,326	1,371,512
Redeemed	(119,466)	(1,485,252)	(167,405)	(2,118,634)	(800,669)	(10,529,474)

Net increase (decrease)	189,800	$2,387,328	458,116	$5,746,597	63,990	$1,369,793

Russell 2000 Small Cap Index Fund Administrative Class**
Sold	875,273	$10,771,918	1,165,732	$15,049,179	527,847	$6,563,979
Issued - merger	-	-	568,246	7,694,053	-	-
Issued as reinvestment of dividends	1,427	16,884	237,105	2,801,944	72,422	919,646
Redeemed	(222,220)	(2,752,787)	(438,195)	(5,450,508)	(38,270)	(511,299)

Net increase (decrease)	654,480	$8,036,015	1,532,888	$20,094,668	561,999	$6,972,326

Russell 2000 Small Cap Index Fund Class L**
Sold			151,470	$1,967,808	387,270	$5,210,333
Issued as reinvestment of dividends			-	-	54,722	692,058
Redeemed			(18,994)	(252,140)	(20,068)	(270,872)
Redemptions-merger			(570,377)	(7,694,053)	-	-

Net increase (decrease)			(437,901)	$(5,978,385)	421,924	$5,631,519

Russell 2000 Small Cap Index Fund Class A
Sold	349,772	$4,289,946	971,480	$12,592,987	400,089	$5,045,763
Issued as reinvestment of dividends	670	7,896	135,865	1,596,280	51,213	648,582
Redeemed	(315,025)	(3,780,749)	(267,863)	(3,451,001)	(39,610)	(519,903)

Net increase (decrease)	35,417	$517,093	839,482	$10,738,266	411,692	$5,174,442

Russell 2000 Small Cap Index Fund Class R4*
Sold	862,576	$10,801,317	12,594	$164,043
Issued as reinvestment of dividends	398	4,695	1,212	14,257
Redeemed	(36,747)	(456,095)	(1,405)	(18,223)

Net increase (decrease)	826,227	$10,349,917	12,401	$160,077

Russell 2000 Small Cap Index Fund Class R3*
Sold	525,869	$6,481,367	10,426	$135,368
Issued as reinvestment of dividends	217	2,558	951	11,206
Redeemed	(10,948)	(133,305)	- ++	(2)

Net increase (decrease)	515,138	$6,350,620	11,377	$146,572

Mid Cap Growth Equity II Fund Class I
Sold	22,870,090	$449,566,700	7,485,967	$143,812,519	4,445,998	$77,333,692
Issued as reinvestment of dividends	267,844	5,244,373	2,417,129	43,786,734	1,620,418	28,897,423
Redeemed	(3,200,740)	(63,563,277)	(2,482,100)	(47,728,838)	(2,188,296)	(38,659,382)

Net increase (decrease)	19,937,194	$391,247,796	7,420,996	$139,870,415	3,878,120	$67,571,733

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Mid Cap Growth Equity II Fund Class R5
Sold	9,397,357	$186,314,944	5,660,180	$109,032,215	4,206,849	$74,898,543
Issued as reinvestment of dividends	258,903	5,040,837	3,765,351	67,957,371	3,186,422	56,638,118
Redeemed	(11,231,122)	(217,495,085)	(4,439,917)	(84,355,158)	(6,817,344)	(118,841,020)

Net increase (decrease)	(1,574,862)	$(26,139,304)	4,985,614	$92,634,428	575,927	$12,695,641

Mid Cap Growth Equity II Fund Service Class
Sold	2,092,413	$40,643,117	1,932,089	$36,118,849	2,627,288	$45,398,829
Issued as reinvestment of dividends	97,757	1,870,084	1,425,010	25,305,083	1,552,676	27,213,847
Redeemed	(2,493,491)	(48,613,948)	(4,810,810)	(90,597,474)	(3,374,592)	(60,287,752)

Net increase (decrease)	(303,321)	$(6,100,747)	(1,453,711)	$(29,173,542)	805,372	$12,324,924

Mid Cap Growth Equity II Fund Administrative Class
Sold	2,453,587	$46,040,687	2,414,538	$44,334,771	1,921,072	$32,598,699
Issued as reinvestment of dividends	158,882	2,940,916	2,325,776	40,024,588	2,275,984	38,826,831
Redeemed	(2,627,863)	(48,810,736)	(5,847,490)	(107,224,067)	(4,600,136)	(78,197,967)

Net increase (decrease)	(15,394)	$170,867	(1,107,176)	$(22,864,708)	(403,080)	$(6,772,437)

Mid Cap Growth Equity II Fund Class A
Sold	1,580,281	$27,895,467	1,246,539	$21,682,463	1,331,338	$21,542,129
Issued as reinvestment of dividends	149,203	2,612,544	2,235,160	36,490,476	2,187,780	35,689,859
Redeemed	(2,668,071)	(47,189,051)	(4,064,481)	(70,792,839)	(8,592,180)	(143,642,525)

Net increase (decrease)	(938,587)	$(16,681,040)	(582,782)	$(12,619,900)	(5,073,062)	$(86,410,537)

Mid Cap Growth Equity II Fund Class R4*
Sold	528,765	$9,376,715	153,205	$2,820,147
Issued as reinvestment of dividends	3,882	68,126	17,280	278,894
Redeemed	(21,456)	(383,244)	(70)	(1,205)

Net increase (decrease)	511,191	$9,061,597	170,415	$3,097,836

Mid Cap Growth Equity II Fund Class R3
Sold	199,962	$3,349,409	45,787	$767,482	18,065	$284,395
Issued as reinvestment of dividends	2,134	35,278	20,573	317,456	14,897	231,834
Redeemed	(53,575)	(904,171)	(40,501)	(660,997)	(51,255)	(825,131)

Net increase (decrease)	148,521	$2,480,516	25,859	$423,941	(18,293)	$(308,902)

Small Cap Growth Equity Fund Class I
Sold	5,694,232	$94,768,636	18,600,163	$362,383,605	3,987,350	$72,104,147
Issued as reinvestment of dividends	484,385	7,939,063	6,094,282	97,729,693	1,882,886	34,384,646
Redeemed	(22,533,939)	(346,916,531)	(5,180,570)	(96,976,985)	(2,383,876)	(45,505,297)

Net increase (decrease)	(16,355,322)	$(244,208,832)	19,513,875	$363,136,313	3,486,360	$60,983,496

Small Cap Growth Equity Fund Class R5
Sold	915,285	$15,583,546	1,776,976	$33,356,696	4,723,077	$86,633,321
Issued as reinvestment of dividends	174,189	2,835,799	2,517,284	40,227,761	4,627,400	84,174,946
Redeemed	(2,946,070)	(47,977,992)	(21,553,594)	(416,183,600)	(9,165,858)	(167,955,425)

Net increase (decrease)	(1,856,596)	$(29,558,647)	(17,259,334)	$(342,599,143)	184,619	$2,852,842

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Service Class
Sold	467,122	$7,583,034	717,979	$13,192,895	954,284	$17,058,243
Issued as reinvestment of dividends	37,218	584,319	503,951	7,757,014	675,316	11,953,451
Redeemed	(544,335)	(8,896,268)	(2,877,813)	(53,697,974)	(1,382,119)	(25,084,607)

Net increase (decrease)	(39,995)	$(728,915)	(1,655,883)	$(32,748,065)	247,481	$3,927,087

Small Cap Growth Equity Fund Administrative Class
Sold	714,691	$11,038,789	189,985	$3,317,177	494,669	$8,538,545
Issued as reinvestment of dividends	35,370	533,026	422,009	6,266,247	382,194	6,568,617
Redeemed	(350,459)	(5,462,429)	(1,005,524)	(17,751,888)	(1,960,453)	(35,193,089)

Net increase (decrease)	399,602	$6,109,386	(393,530)	$(8,168,464)	(1,083,590)	$(20,085,927)

Small Cap Growth Equity Fund Class A
Sold	317,818	$4,676,322	380,419	$6,352,602	701,267	$11,723,841
Issued as reinvestment of dividends	59,663	836,480	885,377	12,281,354	706,736	11,526,808
Redeemed	(826,877)	(12,027,480)	(1,495,640)	(24,866,641)	(1,568,491)	(26,157,725)

Net increase (decrease)	(449,396)	$(6,514,678)	(229,844)	$(6,232,685)	(160,488)	$(2,907,076)

Small Cap Growth Equity Fund Class R4*
Sold	28,289	$412,074	5,847	$100,100
Issued as reinvestment of dividends	319	4,478	1,584	21,949
Redeemed	(2,317)	(34,587)	-	-

Net increase (decrease)	26,291	$381,965	7,431	$122,049

Small Cap Growth Equity Fund Class R3
Sold	24,568	$331,054	1,621	$25,446	13,566	$212,148
Issued as reinvestment of dividends	428	5,562	3,454	44,504	6,210	95,810
Redeemed	(6,745)	(91,932)	(32,702)	(489,967)	(20,290)	(308,976)

Net increase (decrease)	18,251	$244,684	(27,627)	$(420,017)	(514)	$(1,018)

Diversified International Fund Class I*
Sold	3,408,389	$23,495,197	10,117,351	$76,763,289
Issued as reinvestment of dividends	-	-	350,251	2,280,133
Redeemed	(2,236,694)	(15,657,489)	(1,372,315)	(10,245,288)

Net increase (decrease)	1,171,695	$7,837,708	9,095,287	$68,798,134

Diversified International Fund Class R5
Sold	271,215	$1,866,132	3,936,704	$29,540,167	4,191,134	$29,641,386
Issued as reinvestment of dividends	-	-	615,418	4,012,527	495,046	3,639,926
Redeemed	(16,841,768)	(113,678,010)	(9,053,603)	(68,745,202)	(6,874,311)	(47,840,472)

Net increase (decrease)	(16,570,553)	$(111,811,878)	(4,501,481)	$(35,192,508)	(2,188,131)	$(14,559,160)

Diversified International Fund Service Class
Sold	626	$4,489	8,313	$66,686	848	$6,155
Issued as reinvestment of dividends	-	-	765	5,112	273	2,053
Redeemed	(157)	(1,165)	(24)	(180)	(2)	(12)

Net increase (decrease)	469	$3,324	9,054	$71,618	1,119	$8,196

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Diversified International Fund Administrative Class
Sold	317	$2,301	11,852	$96,150	145	$1,054
Issued as reinvestment of dividends	-	-	44	301	33	248
Redeemed	(229)	(1,621)	(646)	(4,881)	(1,257)	(8,982)

Net increase (decrease)	88	$680	11,250	$91,570	(1,079)	$(7,680)

Diversified International Fund Class A
Sold	51,037	$367,809	13,061	$97,847	59,401	$430,182
Issued as reinvestment of dividends	-	-	1,887	12,303	1,868	13,693
Redeemed	(23,446)	(168,813)	(53,186)	(406,925)	(70,214)	(508,157)

Net increase (decrease)	27,591	$198,996	(38,238)	$(296,775)	(8,945)	$(64,282)

Diversified International Fund Class R4*
Sold	14	$100	13,294	$100,100
Issued as reinvestment of dividends	-	-	482	3,132
Redeemed	-	-	-	-

Net increase (decrease)	14	$100	13,776	$103,232

Diversified International Fund Class R3*
Sold	2,057	$14,978	13,280	$100,000
Issued as reinvestment of dividends	-	-	453	2,942
Redeemed	(3)	(22)	-	-

Net increase (decrease)	2,054	$14,956	13,733	$102,942

MSCI EAFE International Index Fund Class I
Sold	10,728,512	$138,432,347	6,137,910	$83,299,937	5,788,938	$74,798,065
Issued as reinvestment of dividends	-	-	748,888	8,948,685	842,008	10,874,483
Redeemed	(4,417,329)	(57,220,809)	(3,019,024)	(41,065,429)	(3,814,510)	(51,137,996)

Net increase (decrease)	6,311,183	$81,211,538	3,867,774	$51,183,193	2,816,436	$34,534,552

MSCI EAFE International Index Fund Class R5
Sold	1,089,373	$14,214,058	136,413	$1,803,724	801,347	$10,268,989
Issued as reinvestment of dividends	-	-	12,304	147,160	47,145	608,464
Redeemed	(50,846)	(649,345)	(588,452)	(8,140,940)	(87,008)	(1,139,815)

Net increase (decrease)	1,038,527	$13,564,713	(439,735)	$(6,190,056)	761,484	$9,737,638

MSCI EAFE International Index Fund Service Class
Sold	891,543	$11,118,291	546,496	$7,307,099	22,370	$296,697
Issued as reinvestment of dividends	-	-	21,714	258,846	1,717	22,144
Redeemed	(103,262)	(1,317,888)	(105,069)	(1,341,693)	(7,031)	(96,882)

Net increase (decrease)	788,281	$9,800,403	463,141	$6,224,252	17,056	$221,959

MSCI EAFE International Index Fund Administrative Class**
Sold	1,488,123	$18,855,446	1,337,462	$17,873,859	361,389	$4,519,137
Issued - merger	-	-	227,690	2,996,406	-	-
Issued as reinvestment of dividends	-	-	73,835	879,118	19,448	250,948
Redeemed	(497,686)	(6,056,971)	(108,573)	(1,461,352)	(61,083)	(803,182)

Net increase (decrease)	990,437	$12,798,475	1,530,414	$20,288,031	319,754	$3,966,903

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Class L**
Sold			107,602	$1,427,946	140,585	$1,848,685
Issued as reinvestment of dividends			-	-	8,503	109,492
Redeemed			(27,237)	(367,232)	(11,859)	(161,215)
Redemptions-merger			(228,251)	(2,996,406)	-	-

Net increase (decrease)			(147,886)	$(1,935,692)	137,229	$1,796,962

MSCI EAFE International Index Fund Class A
Sold	589,614	$7,370,253	375,870	$5,008,578	245,455	$3,122,914
Issued as reinvestment of dividends	-	-	21,587	257,338	13,863	178,634
Redeemed	(92,182)	(1,158,952)	(43,701)	(574,162)	(26,682)	(349,998)

Net increase (decrease)	497,432	$6,211,301	353,756	$4,691,754	232,636	$2,951,550

MSCI EAFE International Index Fund Class R4*
Sold	592,872	$7,604,131	11,695	$156,499
Issued as reinvestment of dividends	-	-	400	4,774
Redeemed	(26,405)	(338,723)	(507)	(6,715)

Net increase (decrease)	566,467	$7,265,408	11,588	$154,558

MSCI EAFE International Index Fund Class R3*
Sold	441,928	$5,619,760	7,698	$103,687
Issued as reinvestment of dividends	-	-	286	3,406
Redeemed	(15,392)	(199,291)	- ++	(2)

Net increase (decrease)	426,536	$5,420,469	7,984	$107,091

Overseas Fund Class I
Sold	14,310,248	$124,851,103	11,391,326	$101,207,044	5,154,282	$42,836,489
Issued as reinvestment of dividends	908,412	7,349,048	782,746	6,888,163	764,562	6,192,954
Redeemed	(14,187,706)	(124,544,318)	(5,294,345)	(47,210,956)	(9,689,230)	(80,115,652)

Net increase (decrease)	1,030,954	$7,655,833	6,879,727	$60,884,251	(3,770,386)	$(31,086,209)

Overseas Fund Class R5
Sold	3,205,164	$28,099,685	3,882,765	$34,644,976	3,014,588	$25,163,124
Issued as reinvestment of dividends	506,053	4,104,090	393,545	3,471,069	491,633	3,987,151
Redeemed	(2,504,755)	(21,279,183)	(5,611,673)	(50,399,568)	(2,970,552)	(24,288,994)

Net increase (decrease)	1,206,462	$10,924,592	(1,335,363)	$(12,283,523)	535,669	$4,861,281

Overseas Fund Service Class
Sold	1,227,331	$10,645,908	1,902,013	$16,855,265	2,106,989	$16,862,758
Issued as reinvestment of dividends	226,681	1,829,317	168,068	1,475,642	231,583	1,868,875
Redeemed	(596,028)	(5,132,518)	(2,129,470)	(18,580,250)	(1,855,019)	(15,824,719)

Net increase (decrease)	857,984	$7,342,707	(59,389)	$(249,343)	483,553	$2,906,914

Overseas Fund Administrative Class
Sold	1,562,529	$13,713,454	1,255,809	$11,274,836	1,369,000	$11,339,748
Issued as reinvestment of dividends	105,047	852,982	70,539	624,275	51,510	419,289
Redeemed	(616,265)	(5,278,872)	(661,936)	(5,917,512)	(2,117,812)	(17,059,255)

Net increase (decrease)	1,051,311	$9,287,564	664,412	$5,981,599	(697,302)	$(5,300,218)

Overseas Fund Class A
Sold	1,255,112	$10,752,876	1,918,732	$16,599,357	1,086,852	$8,887,577
Issued as reinvestment of dividends	152,686	1,213,854	127,572	1,104,770	151,696	1,207,500

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Redeemed	(1,141,148)	$(9,723,344)	(1,340,652)	$(11,754,657)	(1,766,584)	$(14,600,220)

Net increase (decrease)	266,650	$2,243,386	705,652	$5,949,470	(528,036)	$(4,505,143)

Overseas Fund Class R4*
Sold	472,293	$3,858,572	11,376	$100,105
Issued as reinvestment of dividends	5,817	45,724	279	2,404
Redeemed	(31,402)	(252,934)	- ++	(4)

Net increase (decrease)	446,708	$3,651,362	11,655	$102,505

Overseas Fund Class R3
Sold	159,151	$1,367,031	12,261	$102,463	13,162	$103,171
Issued as reinvestment of dividends	3,458	27,413	-	-	1,808	14,208
Redeemed	(17,936)	(158,188)	(73,386)	(639,471)	(5,949)	(47,508)

Net increase (decrease)	144,673	$1,236,256	(61,125)	$(537,008)	9,021	$69,871

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
***	Class N shares were eliminated as of June 18, 2013.
+	For the period January 1, 2015 through September 30, 2015.
++	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended September 30, 2015, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the period ended September 30, 2015, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,572,348,936	$19,896,446	$(16,260,543)	$3,635,903
Strategic Bond Fund	297,365,914	4,994,373	(8,305,533)	(3,311,160)
Diversified Value Fund	296,642,112	46,878,483	(17,931,592)	28,946,891
Fundamental Value Fund	1,063,140,833	281,621,107	(65,886,822)	215,734,285
Large Cap Value Fund	260,415,866	30,147,948	(36,951,365)	(6,803,417)
S&P 500 Index Fund	2,364,863,455	1,170,234,800	(94,404,301)	1,075,830,499
Focused Value Fund	809,432,303	132,218,840	(104,341,082)	27,877,758
Fundamental Growth Fund	115,978,736	16,649,892	(3,677,301)	12,972,591
Blue Chip Growth Fund	1,205,891,001	263,386,589	(57,628,008)	205,758,581
Growth Opportunities Fund	855,726,262	222,077,495	(53,699,442)	168,378,053
Mid-Cap Value Fund	152,718,050	3,437,828	(14,686,396)	(11,248,568)
Small Cap Value Equity Fund	155,439,059	29,722,491	(9,717,986)	20,004,505

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Company Value Fund	$337,730,268	$29,557,292	$(28,882,530)	$674,762
S&P Mid Cap Index Fund	276,806,023	27,927,281	(25,556,949)	2,370,332
Russell 2000 Small Cap Index Fund	308,765,215	17,231,164	(31,896,498)	(14,665,334)
Mid Cap Growth Equity II Fund	2,025,775,813	527,084,392	(78,867,608)	448,216,784
Small Cap Growth Equity Fund	718,300,609	29,599,472	(55,065,326)	(25,465,854)
Diversified International Fund	75,296,597	1,360,710	(8,223,180)	(6,862,470)
MSCI EAFE International Index Fund	408,839,059	22,706,061	(37,995,174)	(15,289,113)
Overseas Fund	675,243,294	39,217,951	(74,227,604)	(35,009,653)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2015, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$4,220,698	$-
Diversified Value Fund	-	3,658,831	-
Diversified International Fund	10,172,267	62,822,946	511,296
Overseas Fund	-	34,927,900	-

At September 30, 2015, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Strategic Bond Fund	$-	$1,453,115
Diversified International Fund	2,543,171	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$1,318,713	$-	$-
Strategic Bond Fund	72,594	-	-
Diversified Value Fund	1,079,882	-	-
Fundamental Value Fund	-	40,137,427	-
Large Cap Value Fund	60,051	2,137,204	-
S&P 500 Index Fund	135,517	9,788,907	-
Focused Value Fund	-	10,679,655	-
Fundamental Growth Fund	-	495,629	-
Blue Chip Growth Fund	-	12,714,695	-
Growth Opportunities Fund	-	25,572,687	-
Mid-Cap Value Fund	-	1,615,963	-
Small Cap Value Equity Fund	13,999	-	-
Small Company Value Fund	-	5,346,329	-
S&P Mid Cap Index Fund	129,048	851,278	-
Russell 2000 Small Cap Index Fund	16,452	122,272	-
Mid Cap Growth Equity II Fund	-	17,813,262	-
Small Cap Growth Equity Fund	-	12,740,502	-
Overseas Fund	15,424,845	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$43,419,932	$18,080,851	$-
Strategic Bond Fund	6,847,907	-	-
Diversified Value Fund	7,074,045	-	-
Fundamental Value Fund	24,303,383	93,031,564	-
Large Cap Value Fund	20,586,862	46,291,048	-
S&P 500 Index Fund	58,527,964	66,306,524	-
Focused Value Fund	16,091,749	116,721,388	-
Fundamental Growth Fund	2,647,966	15,135,491	-
Blue Chip Growth Fund	-	96,706,574	-
Growth Opportunities Fund	-	64,479,598	-
Mid-Cap Value Fund	1,738,539	2,403,019	-
Small Cap Value Equity Fund	1,000,769	-	-
Small Company Value Fund	8,733,692	58,814,140	-
S&P Mid Cap Index Fund	3,955,810	4,816,247	-
Russell 2000 Small Cap Index Fund	3,351,515	13,105,911	-
Mid Cap Growth Equity II Fund	15,099,706	199,060,904	-
Small Cap Growth Equity Fund	32,241,048	132,087,481	-
Diversified International Fund	6,319,289	-	-
MSCI EAFE International Index Fund	7,851,627	2,647,700	-
Overseas Fund	13,566,370	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$35,128,993	$2,567,349	$-
Strategic Bond Fund	5,681,025	-	-
Diversified Value Fund	4,218,771	-	-
Fundamental Value Fund	21,355,025	102,568,839	-
Large Cap Value Fund	33,877,314	396,559	-
S&P 500 Index Fund	52,292,203	22,416,099	-
Focused Value Fund	22,188,930	71,033,388	-
Fundamental Growth Fund	1,688,612	3,936,097	-
Blue Chip Growth Fund	303,436	68,579,450	-
Growth Opportunities Fund	68,924	59,054,791	-
Mid-Cap Value Fund	1,839,381	-	-
Small Cap Value Equity Fund	647,368	-	-
Small Company Value Fund	11,512,856	47,856,222	-
S&P Mid Cap Index Fund	4,150,699	15,356,819	-
Russell 2000 Small Cap Index Fund	7,329,705	9,585,552	-
Mid Cap Growth Equity II Fund	10,398,563	177,099,895	-
Small Cap Growth Equity Fund	59,219,448	89,484,835	-
Diversified International Fund	3,650,196	-	5,725
MSCI EAFE International Index Fund	6,284,526	5,788,897	-
Overseas Fund	13,690,370	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the period ended September 30, 2015:

Amount
MSCI EAFE International Index Fund	$375,686
Overseas Fund	786,837

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2015, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals defaulted bond income accruals, non-REIT return of capital outstanding, passive foreign investment companies, non-taxable dividends, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$19,964,390	$-	$(282,929)	$3,635,816
Strategic Bond Fund	5,720,003	(5,673,813)	(59,527)	(3,531,152)
Diversified Value Fund	4,350,910	(3,658,831)	(105,060)	28,946,891
Fundamental Value Fund	23,978,865	130,370,394	(348,711)	215,717,585
Large Cap Value Fund	6,837,549	23,663,687	(218,532)	(6,809,577)
S&P 500 Index Fund	45,185,207	62,791,351	(692,922)	1,075,830,499

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Focused Value Fund	$13,869,188	$105,440,035	$(215,866)	$27,877,758
Fundamental Growth Fund	764,923	12,976,295	(24,126)	12,972,591
Blue Chip Growth Fund	18,892,682	213,250,036	(272,761)	205,758,335
Growth Opportunities Fund	-	97,834,493	(164,146)	168,378,053
Mid-Cap Value Fund	1,855,516	12,984,710	(39,175)	(11,248,576)
Small Cap Value Equity Fund	730,141	4,773,969	(33,742)	20,004,483
Small Company Value Fund	1,621,186	70,311,194	(147,046)	674,762
S&P Mid Cap Index Fund	3,541,694	9,396,072	(18,992)	2,370,332
Russell 2000 Small Cap Index Fund	2,722,775	4,706,414	(14,246)	(14,665,335)
Mid Cap Growth Equity II Fund	8,107,780	195,547,097	(443,447)	448,216,787
Small Cap Growth Equity Fund	-	107,491,438	(214,453)	(25,466,039)
Diversified International Fund	-	(76,049,680)	(40,602)	(6,883,701)
MSCI EAFE International Index Fund	7,790,123	372,841	(24,291)	(15,459,678)
Overseas Fund	9,777,743	(34,927,900)	(194,836)	(34,949,866)

During the period ended September 30, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$553	$(2,515,357)	$2,514,804
Strategic Bond Fund	261	(1,446,554)	1,446,293
Diversified Value Fund	444	130,443	(130,887)
Fundamental Value Fund	1,277	(534,413)	533,136
Large Cap Value Fund	1,140	11,334	(12,474)
S&P 500 Index Fund	2,466	(528,536)	526,070
Focused Value Fund	833	-	(833)
Fundamental Growth Fund	73	(472)	399
Blue Chip Growth Fund	94,364	(93,470)	(894)
Growth Opportunities Fund	(1,054,385)	80,237	974,148
Mid-Cap Value Fund	144	(87,245)	87,101
Small Cap Value Equity Fund	116	115,568	(115,684)
Small Company Value Fund	626	(867,988)	867,362
S&P Mid Cap Index Fund	24	(39,514)	39,490
Russell 2000 Small Cap Index Fund	19	19,104	(19,123)
Mid Cap Growth Equity II Fund	1,592	(5,431,512)	5,429,920
Small Cap Growth Equity Fund	(214,315)	(832,940)	1,047,255
Diversified International Fund	(91,637)	701,695	(610,058)
MSCI EAFE International Index Fund	32	(80,000)	79,968
Overseas Fund	852	(2,371,820)	2,370,968

The Funds did not have any unrecognized tax benefits at September 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended September 30, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In May 2015, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”) to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. Management is currently evaluating the implications of these changes and their impact to the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500® Index Fund, MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2015, and the related statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014, the statements of changes in net assets for the nine months ended September 30, 2015 and for each of the two years in the period ended December 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2015, the results of their operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014, the changes in their net assets for the nine months ended September 30, 2015 and for each of the two years in the period ended December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 24, 2015

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2015; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1996	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 67	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	92	Director (2011-2015), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 61	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 73	Trustee	Since 1996	Retired.	130***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 64	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation.	92	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 70	Trustee	Since 2003	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 60	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	92

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 49	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ period ended September 30, 2015, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	100.00%
Large Cap Value Fund	42.72%
S&P 500 Index® Fund	100.00%
S&P Mid Cap Index Fund	47.91%
Russell 2000 Small Cap Index Fund	40.97%

For the period ended September 30, 2015, the following Fund(s) earned the following foreign sources of income:

Amount
Diversified International Fund	$1,865,790
MSCI EAFE International Index Fund	6,774,202
Overseas Fund	11,473,495

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2015:

Qualified Dividend Income
Diversified Value Fund	$6,210,038
Fundamental Value Fund	23,911,147
Large Cap Value Fund	6,595,776
S&P 500 Index Fund	52,017,933
Focused Value Fund	15,083,877
Fundamental Growth Fund	1,641,761
Blue Chip Growth Fund	10,356,474
Growth Opportunities Fund	5,137,055
Mid-Cap Value Fund	1,958,601
Small Cap Value Equity Fund	1,801,464
Small Company Value Fund	2,969,146
S&P Mid Cap Index Fund	2,138,400
Russell 2000 Small Cap Index Fund	1,138,538
Mid Cap Growth Equity II Fund	10,535,851
Small Cap Growth Equity Fund	3,372,902
Diversified International Fund	1,159,856
MSCI EAFE International Index Fund	6,085,365
Overseas Fund	10,574,881

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2015, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with American Century Investment Management, Inc. (“American Century”) for the Mid-Cap Value Fund. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) American Century and its respective personnel with responsibilities for providing services to the Mid-Cap Value Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that American Century will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of American Century; and (v) the fees payable to American Century by MML Advisers for the Mid-Cap Value Fund and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected level of profitability due to the New Subadvisory Agreement was not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of American Century appear well suited to the Mid-Cap Value Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Mid-Cap Value Fund and are in the best interests of the Mid-Cap Value Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on September 9, 2015.

Also at their meeting in August 2015, the Trustees, including the Independent Trustees, approved a final subadvisory agreement (“Final Subadvisory Agreement”) with OFI Global Institutional, Inc. (“OFI Global”) for the Small Cap Growth Equity Fund. In

Other Information (Unaudited) (Continued)

preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Final Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Final Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) OFI Global and its respective personnel with responsibilities for providing services to the Small Cap Growth Equity Fund; (ii) the terms of the Final Subadvisory Agreement; (iii) the scope and quality of services that OFI Global will provide under the Final Subadvisory Agreement; (iv) the historical investment performance track record of OFI Global; and (v) the fees payable to OFI Global by MML Advisers for the Small Cap Growth Equity Fund and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the Final Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Final Subadvisory Agreement; (ii) MML Advisers’ projected level of profitability due to the Final Subadvisory Agreement was not excessive and the subadvisory fee amount under the Final Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of OFI Global appear well suited to the Small Cap Growth Equity Fund, given its investment objectives and policies; and (iv) the terms of the Final Subadvisory Agreement are fair and reasonable with respect to the Small Cap Growth Equity Fund and are in the best interests of the Small Cap Growth Equity Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Final Subadvisory Agreement.

The Final Subadvisory Agreement became effective on October 19, 2015.

Other Information (Unaudited)

Fund Expenses September 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2015:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.34%	$994.10	$1.70	$1,023.40	$1.72
Class R5	1,000	0.44%	994.10	2.20	1,022.90	2.23
Service Class	1,000	0.54%	992.20	2.70	1,022.40	2.74
Administrative Class	1,000	0.64%	993.10	3.20	1,021.90	3.24
Class A	1,000	0.89%	991.20	4.44	1,020.60	4.51
Class R4	1,000	0.79%	992.20	3.95	1,021.10	4.00
Class R3	1,000	1.04%	990.20	5.19	1,019.90	5.27

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.48%	$987.70	$2.39	$1,022.70	$2.43
Class R5	1,000	0.58%	986.70	2.89	1,022.20	2.94
Service Class	1,000	0.68%	986.70	3.39	1,021.70	3.45
Administrative Class	1,000	0.78%	984.80	3.88	1,021.20	3.95
Class A	1,000	1.03%	983.80	5.12	1,019.90	5.22
Class R4	1,000	0.93%	984.70	4.63	1,020.40	4.71
Class R3	1,000	1.18%	982.70	5.86	1,019.20	5.97
Diversified Value Fund
Class I	1,000	0.58%	926.50	2.80	1,022.20	2.94
Class R5	1,000	0.68%	926.50	3.28	1,021.70	3.45
Service Class	1,000	0.78%	925.20	3.76	1,021.20	3.95
Administrative Class	1,000	0.88%	925.40	4.25	1,020.70	4.46
Class A	1,000	1.13%	923.60	5.45	1,019.40	5.72
Class R4	1,000	1.03%	924.90	4.97	1,019.90	5.22
Class R3	1,000	1.28%	923.20	6.17	1,018.70	6.48
Fundamental Value Fund
Class I	1,000	0.64%	909.70	3.06	1,021.90	3.24
Class R5	1,000	0.74%	909.20	3.54	1,021.40	3.75
Service Class	1,000	0.84%	908.90	4.02	1,020.90	4.26
Administrative Class	1,000	0.94%	907.90	4.50	1,020.40	4.76
Class A	1,000	1.19%	907.70	5.69	1,019.10	6.02
Class R4	1,000	1.09%	908.10	5.21	1,019.60	5.52
Class R3	1,000	1.34%	907.00	6.41	1,018.40	6.78
Large Cap Value Fund
Class I	1,000	0.63%	944.60	3.07	1,021.90	3.19
Class R5	1,000	0.73%	945.80	3.56	1,021.40	3.70
Service Class	1,000	0.83%	944.70	4.05	1,020.90	4.20
Administrative Class	1,000	0.93%	944.40	4.53	1,020.40	4.71
Class A	1,000	1.18%	943.10	5.75	1,019.20	5.97
Class R4	1,000	1.08%	942.90	5.26	1,019.70	5.47
Class R3	1,000	1.33%	942.10	6.48	1,018.40	6.73
S&P 500 Index Fund
Class I	1,000	0.13%	937.90	0.63	1,024.40	0.66
Class R5	1,000	0.23%	937.00	1.12	1,023.90	1.17
Service Class	1,000	0.38%	936.50	1.84	1,023.20	1.93
Administrative Class	1,000	0.48%	935.80	2.33	1,022.70	2.43
Class A	1,000	0.73%	934.60	3.54	1,021.40	3.70
Class R4	1,000	0.63%	935.30	3.06	1,021.90	3.19
Class R3	1,000	0.88%	934.00	4.27	1,020.70	4.46
Focused Value Fund
Class I	1,000	0.74%	877.40	3.48	1,021.40	3.75
Class R5	1,000	0.84%	876.80	3.95	1,020.90	4.26
Service Class	1,000	0.94%	876.20	4.42	1,020.40	4.76
Administrative Class	1,000	1.04%	876.10	4.89	1,019.90	5.27
Class A	1,000	1.29%	874.90	6.06	1,018.60	6.53
Class R4	1,000	1.19%	875.10	5.59	1,019.10	6.02
Class R3	1,000	1.44%	874.30	6.77	1,017.80	7.28

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class I	$1,000	0.70%	$964.00	$3.45	$1,021.60	$3.55
Class R5	1,000	0.80%	962.90	3.94	1,021.10	4.05
Service Class	1,000	0.90%	963.50	4.43	1,020.60	4.56
Administrative Class	1,000	1.00%	962.90	4.92	1,020.10	5.06
Class A	1,000	1.25%	961.60	6.15	1,018.80	6.33
Class R4	1,000	1.15%	961.60	5.66	1,019.30	5.82
Class R3	1,000	1.41%	960.00	6.93	1,018.00	7.13
Blue Chip Growth Fund
Class I	1,000	0.68%	960.20	3.34	1,021.70	3.45
Class R5	1,000	0.78%	960.20	3.83	1,021.20	3.95
Service Class	1,000	0.87%	959.30	4.27	1,020.70	4.41
Administrative Class	1,000	0.98%	958.40	4.81	1,020.20	4.96
Class A	1,000	1.23%	957.60	6.04	1,018.90	6.23
Class R4	1,000	1.12%	958.20	5.50	1,019.50	5.67
Class R3	1,000	1.37%	956.90	6.72	1,018.20	6.93
Growth Opportunities Fund
Class I	1,000	0.74%	930.40	3.58	1,021.40	3.75
Class R5	1,000	0.84%	930.00	4.06	1,020.90	4.26
Service Class	1,000	0.94%	929.60	4.55	1,020.40	4.76
Administrative Class	1,000	1.04%	929.70	5.03	1,019.90	5.27
Class A	1,000	1.29%	927.40	6.23	1,018.60	6.53
Class R4	1,000	1.19%	928.30	5.75	1,019.10	6.02
Class R3	1,000	1.44%	927.40	6.96	1,017.80	7.28
Mid-Cap Value Fund
Class I	1,000	0.80%	888.90	3.79	1,021.10	4.05
Class R5	1,000	0.90%	888.60	4.26	1,020.60	4.56
Service Class	1,000	1.00%	887.90	4.73	1,020.10	5.06
Administrative Class	1,000	1.10%	887.90	5.21	1,019.60	5.57
Class A	1,000	1.35%	886.90	6.39	1,018.30	6.83
Class R4	1,000	1.25%	886.80	5.91	1,018.80	6.33
Class R3	1,000	1.50%	885.80	7.09	1,017.50	7.59
Small Cap Value Equity Fund
Class I	1,000	0.80%	887.70	3.79	1,021.10	4.05
Class R5	1,000	0.90%	887.20	4.26	1,020.60	4.56
Service Class	1,000	1.00%	886.90	4.73	1,020.10	5.06
Administrative Class	1,000	1.10%	886.30	5.20	1,019.60	5.57
Class A	1,000	1.35%	885.40	6.38	1,018.30	6.83
Class R4	1,000	1.25%	885.90	5.91	1,018.80	6.33
Class R3	1,000	1.50%	884.60	7.09	1,017.50	7.59
Small Company Value Fund
Class I	1,000	0.93%	909.30	4.45	1,020.40	4.71
Class R5	1,000	1.03%	908.90	4.93	1,019.90	5.22
Service Class	1,000	1.14%	907.90	5.45	1,019.40	5.77
Administrative Class	1,000	1.23%	908.20	5.88	1,018.90	6.23
Class A	1,000	1.48%	906.90	7.07	1,017.60	7.49
Class R4	1,000	1.38%	907.30	6.60	1,018.10	6.98
Class R3	1,000	1.63%	906.60	7.79	1,016.90	8.24

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
S&P Mid Cap Index Fund
Class I	$1,000	0.21%	$904.60	$1.00	$1,024.00	$1.07
Class R5	1,000	0.31%	904.40	1.48	1,023.50	1.57
Service Class	1,000	0.46%	903.40	2.19	1,022.80	2.33
Administrative Class	1,000	0.56%	902.70	2.67	1,022.30	2.84
Class A	1,000	0.81%	901.80	3.86	1,021.00	4.10
Class R4	1,000	0.70%	901.80	3.34	1,021.60	3.55
Class R3	1,000	0.95%	901.80	4.53	1,020.30	4.81
Russell 2000 Small Cap Index Fund
Class I	1,000	0.20%	884.50	0.94	1,024.10	1.01
Class R5	1,000	0.30%	883.80	1.42	1,023.60	1.52
Service Class	1,000	0.45%	883.80	2.13	1,022.80	2.28
Administrative Class	1,000	0.55%	883.30	2.60	1,022.30	2.79
Class A	1,000	0.80%	881.30	3.77	1,021.10	4.05
Class R4	1,000	0.70%	882.80	3.30	1,021.60	3.55
Class R3	1,000	0.95%	882.00	4.48	1,020.30	4.81
Mid Cap Growth Equity II Fund
Class I	1,000	0.75%	947.70	3.66	1,021.30	3.80
Class R5	1,000	0.85%	947.40	4.15	1,020.80	4.31
Service Class	1,000	0.95%	946.50	4.64	1,020.30	4.81
Administrative Class	1,000	1.05%	946.30	5.12	1,019.80	5.32
Class A	1,000	1.30%	945.00	6.34	1,018.60	6.58
Class R4	1,000	1.20%	945.70	5.85	1,019.10	6.07
Class R3	1,000	1.45%	944.20	7.07	1,017.80	7.33
Small Cap Growth Equity Fund
Class I	1,000	0.85%	885.10	4.02	1,020.80	4.31
Class R5	1,000	0.95%	884.40	4.49	1,020.30	4.81
Service Class	1,000	1.05%	883.80	4.96	1,019.80	5.32
Administrative Class	1,000	1.15%	883.50	5.43	1,019.30	5.82
Class A	1,000	1.40%	883.00	6.61	1,018.00	7.08
Class R4	1,000	1.31%	883.20	6.18	1,018.50	6.63
Class R3	1,000	1.55%	881.30	7.31	1,017.30	7.84
Diversified International Fund
Class I	1,000	0.90%	912.40	4.31	1,020.60	4.56
Class R5	1,000	1.00%	912.40	4.79	1,020.10	5.06
Service Class	1,000	1.10%	911.80	5.27	1,019.60	5.57
Administrative Class	1,000	1.20%	911.50	5.75	1,019.10	6.07
Class A	1,000	1.45%	909.50	6.94	1,017.80	7.33
Class R4	1,000	1.35%	910.70	6.47	1,018.30	6.83
Class R3	1,000	1.60%	909.20	7.66	1,017.00	8.09
MSCI EAFE International Index Fund
Class I	1,000	0.25%	907.50	1.20	1,023.80	1.27
Class R5	1,000	0.35%	907.50	1.67	1,023.30	1.78
Service Class	1,000	0.50%	907.20	2.39	1,022.60	2.54
Administrative Class	1,000	0.60%	906.40	2.87	1,022.10	3.04
Class A	1,000	0.85%	904.80	4.06	1,020.80	4.31
Class R4	1,000	0.75%	905.40	3.58	1,021.30	3.80
Class R3	1,000	1.00%	904.70	4.77	1,020.10	5.06

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Overseas Fund
Class I	$1,000	0.94%	$899.10	$4.48	$1,020.40	$4.76
Class R5	1,000	1.04%	898.90	4.95	1,019.90	5.27
Service Class	1,000	1.14%	898.90	5.43	1,019.40	5.77
Administrative Class	1,000	1.24%	898.40	5.90	1,018.90	6.28
Class A	1,000	1.49%	896.50	7.08	1,017.60	7.54
Class R4	1,000	1.38%	897.60	6.56	1,018.10	6.98
Class R3	1,000	1.63%	895.70	7.75	1,016.90	8.24

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2015, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38042-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, the market environment during 2015 thus far underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes.”

September 30, 2015

The return of market volatility challenges retirement investors

Welcome to the Annual Report for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds, covering the nine months ended September 30, 2015 (the “fiscal period”). Stocks here and abroad lost ground during the fiscal period, but high-quality U.S. bonds advanced. Economic weakness in Europe and China, low oil prices, a strong dollar, and other factors contributed to an unsettled investing environment. While the market volatility that re-emerged in the fiscal period presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the market environment in 2015 thus far underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes. We also believe retirement investors are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long run. Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Keep investing. Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. Our view is that changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Eric Wietsma

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

1

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited)

September 30, 2015

Stocks down in a period of economic weakness abroad and low oil prices

Stock indexes across the globe declined in a volatile market environment during the nine months ended September 30, 2015 (the “fiscal period”). High-quality U.S. bonds advanced, as many investors sought cover in the traditionally safer investments amid the market choppiness. Economic events and issues in Europe and China, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (the “Fed”) occupied the attention of investors and impacted markets throughout the fiscal period.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing the federal funds rate. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates. As a result, short-term interest rates continued at historically low levels, with the Fed maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008.

Slowing economic growth and falling demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 in mid-March. Oil gushed as high as $61.36 in June, but eventually dropped to $38.22 in the late-August market turmoil and finished the fiscal period at $45.06. U.S. retail gasoline prices drove a similar road and gave drivers the lowest gas prices in nearly five years. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the fiscal period and finished at $1,114.00.

Market performance

Investors in U.S. and foreign stocks found little refuge during the fiscal period, as companies large and small across many industries struggled to find their footing in the challenging market environment. The strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. The technology-focused NASDAQ Composite® Index fell 1.61%, the S&P 500® Index of large-capitalization U.S. stocks lost 5.29%, the blue-chip Dow Jones Industrial AverageSM shed 6.95%, and the Russell 2000® Index of small-capitalization stocks declined 7.73%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 5.28%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 15.47%.*

Bonds rewarded investors during the fiscal period, with the Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade bond performance, rising 1.13%. The performance of shorter-term debt investments reflected the unrelenting low interest rate environment, and the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 1.01%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.01%. The impact of lower oil prices on energy companies during the fiscal period worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 2.45% for the fiscal period.*

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

2

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

3

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

As the third quarter of 2015 (and the fiscal year) drew to a close, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world, and the ongoing impact of the economic malaise of China, Europe, and the emerging markets on the investing environment were among the topics on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) sponsored by MML Investment Advisers, LLC (MML Advisers) or its affiliates using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MML Advisers, Babson Funds, which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and Oppenheimer Funds, which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MM RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	MM RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MM RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

How did the Funds perform during the nine months and year ended September 30, 2015?

On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

Fund Performance for the nine months ended September 30, 2015

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Conservative Fund	-2.11%	-3.02%	1.13%*	-5.29%

MM RetireSMART Moderate Fund	-3.95%	-3.02%	1.13%	-5.29%*

MM RetireSMART Moderate Growth Fund	-5.57%	-3.02%	1.13%	-5.29%*

MM RetireSMART Growth Fund	-6.37%	-3.02%	1.13%	-5.29%*

Fund Performance for the year ended September 30, 2015

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Conservative Fund	-1.06%	-0.09%	2.94%*	-0.61%

MM RetireSMART Moderate Fund	-2.74%	-0.09%	2.94%	-0.61%*

MM RetireSMART Moderate Growth Fund	-4.27%	-0.09%	2.94%	-0.61%*

MM RetireSMART Growth Fund	-4.75%	-0.09%	2.94%	-0.61%*

* Benchmark return

The nine months ended September 30, 2015 marked an investment environment that favored fixed-income securities over equities. Consequently, all of the MM RetireSMART Funds underperformed the Barclays U.S. Aggregate Bond Index. Similarly, all of the Funds, except for the MM RetireSMART Conservative Fund, trailed the Lipper Balanced Fund Index. Additionally, only the MM RetireSMART Conservative Fund and the MM RetireSMART Moderate Fund outpaced the S&P 500 Index.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on the Series’ performance during the period was its allocation to fixed-income investments versus equities and other assets, such as commodity-related investments. Equity markets lagged for the nine months ended September 30, 2015, while bonds enjoyed modest gains. As a result, Series Funds with a higher equity (stock) allocation – MM RetireSMART Moderate Growth Fund and MM RetireSMART Growth Fund – experienced lower returns than MM RetireSMART Conservative Fund or MM RetireSMART Moderate Fund, which have a higher fixed-income (bond) allocation.

The Series’ exposure to Treasury Inflation Protected Securities (“TIPS”), international bonds, U.S. and emerging-market equities, and commodity-related investments detracted from performance during the period. With respect to individual Underlying Funds, Select Focused Value Fund and Premier Core Bond Fund were among the larger detractors from overall Series performance; we reduced the Series’ weighting in Oppenheimer Commodity Strategy Total Return Fund, but the sharp decline of the Fund still

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

detracted from returns; and we removed Select Small Company Growth Fund, which closed in September. The Series’ relatively neutral mix of equity versus fixed income had a moderately positive impact on performance.

Investment adviser outlook

We are focused on how the global economy progresses through the end of 2015 and into 2016, due to the risks of further slowdown in China as well as some weakness in U.S. manufacturing. Our assessment of underlying fundamentals is mixed, as earnings growth is typically more difficult in a slow global growth environment where margin improvements may be harder to achieve. Our view is that politics and geopolitics remain a question in multiple regions around the world and could present additional challenges.

Economic and market fundamentals are somewhat murkier than usual, as expectations for low inflation and concerns over global growth have kept interest rates low. We believe most scenarios of even modestly improved economic results could support stock prices; however, we remain aware of potential adjustments in key indicators affecting the overall investing environment.

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 9/30/15

Fixed Income Funds	70.6%
Equity Funds	29.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	83.0%
Fixed Income Funds	17.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	57.7%
Fixed Income Funds	42.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	96.9%
Fixed Income Funds	3.1%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

7

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 6/20/11 - 9/30/15
Class R5	-1.06%	4.08%
Service Class	-1.23%	4.01%
Administrative Class	-1.25%	3.92%
Class A	-1.63%	3.64%
Class A (sales load deducted)*	-7.29%	2.22%
Barclays U.S. Aggregate Bond Index#	2.94%	3.15%
S&P 500 Index	-0.61%	12.49%
Lipper Balanced Fund Index	-0.09%	6.43%	+

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class I, Class R4, Class R3, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-0.96%	0.37%
Class R4	-1.40%	-0.06%
Class R3	-1.80%	-0.39%
Barclays U.S. Aggregate Bond Index#	2.94%	3.45%
S&P 500 Index	-0.61%	3.81%
Lipper Balanced Fund Index	-0.09%	1.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

8

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 6/20/11 - 9/30/15
Class R5	-2.74%	5.50%
Service Class	-2.74%	5.49%
Administrative Class	-2.86%	5.38%
Class A	-3.13%	5.11%
Class A (sales load deducted)*	-8.70%	3.67%
S&P 500 Index#	-0.61%	12.49%
Barclays U.S. Aggregate Bond Index	2.94%	3.15%
Lipper Balanced Fund Index	-0.09%	6.43%	+

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class I, Class R4, Class R3, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-2.55%	-0.87%
Class R4	-3.10%	-1.37%
Class R3	-3.21%	-1.56%
S&P 500 Index#	-0.61%	3.81%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%
Lipper Balanced Fund Index	-0.09%	1.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

9

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 6/20/11 - 9/30/15
Class R5	-4.27%	6.53%
Service Class	-4.26%	6.51%
Administrative Class	-4.39%	6.39%
Class A	-4.59%	6.15%
Class A (sales load deducted)*	-10.08%	4.69%
S&P 500 Index#	-0.61%	12.49%
Barclays U.S. Aggregate Bond Index	2.94%	3.15%
Lipper Balanced Fund Index	-0.09%	6.43%	+

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.08%	-2.14%
Class R4	-4.55%	-2.63%
Class R3	-4.74%	-2.82%
S&P 500 Index#	-0.61%	3.81%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%
Lipper Balanced Fund Index	-0.09%	1.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 6/20/11 - 9/30/15
Class R5	-4.75%	7.15%
Service Class	-4.82%	7.09%
Administrative Class	-4.94%	6.99%
Class A	-5.21%	6.72%
Class A (sales load deducted)*	-10.66%	5.25%
S&P 500 Index#	-0.61%	12.49%
Barclays U.S. Aggregate Bond Index	2.94%	3.15%
Lipper Balanced Fund Index	-0.09%	6.43%	+

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.64%	-2.61%
Class R4	-5.10%	-3.08%
Class R3	-5.29%	-3.26%
S&P 500 Index#	-0.61%	3.81%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%
Lipper Balanced Fund Index	-0.09%	1.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

11

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (target-date) Series (the “Series”) comprises 11 Funds – each of which has a “fund of funds” structure. The 11 Funds are MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ current asset allocation.

Each Fund invests in a combination of domestic and international mutual funds sponsored by MML Investment Advisers, LLC (MML Advisers) or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund name and likely stop making new investments in the Fund at or around that time (or designed for investors already in retirement for the In Retirement Fund). Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MML Advisers, Babson Funds, which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	MM RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050/2055 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

How did the Funds perform during the nine months and year ended September 30, 2015?

On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

The return of each Fund’s Class R5 shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For MM RetireSMART In Retirement/2010/2015 Funds: The return of each Fund’s Service Class shares is also shown in comparison to the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index and the Barclays U.S. Securitized Bond Index. For MM RetireSMART 2020/2025/2030/2035/2040/2045/2050/2055 Funds: The return of each Fund’s Service Class shares is also shown in comparison to the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

12

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Fund Performance for the nine months ended September 30, 2015

	Fund’s Class R5 Shares Return	S&P Target Date Index Return*	Barclays U.S. Aggregate Bond Index Return
MM RetireSMART In Retirement Fund	-2.68%	-1.31%	1.13%

MM RetireSMART 2010 Fund	-3.15%	-1.84%	1.13%

MM RetireSMART 2015 Fund	-3.39%	-2.32%	1.13%

	Fund’s Class R5 Shares Return	S&P Target Date Index Return*	S&P 500 Index Return
MM RetireSMART 2020 Fund	-4.35%	-2.77%	-5.29%

MM RetireSMART 2025 Fund	-4.95%	-3.19%	-5.29%

MM RetireSMART 2030 Fund	-5.36%	-3.56%	-5.29%

MM RetireSMART 2035 Fund	-5.65%	-3.90%	-5.29%

MM RetireSMART 2040 Fund	-5.71%	-4.16%	-5.29%

MM RetireSMART 2045 Fund	-5.93%	-4.38%	-5.29%

MM RetireSMART 2050 Fund	-6.19%	-4.58%	-5.29%

MM RetireSMART 2055 Fund	-6.20%	-4.74%	-5.29%

Fund Performance for the year ended September 30, 2015

	Fund’s Class R5 Shares Return	S&P Target Date Index Return*	Barclays U.S. Aggregate Bond Index Return
MM RetireSMART In Retirement Fund	-1.79%	0.17%	2.94%

MM RetireSMART 2010 Fund	-2.06%	-0.24%	2.94%

MM RetireSMART 2015 Fund	-2.15%	-0.52%	2.94%

13

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	S&P Target Date Index Return*	S&P 500 Index Return
MM RetireSMART 2020 Fund	-3.09%	-0.86%	-0.61%

MM RetireSMART 2025 Fund	-3.63%	-1.36%	-0.61%

MM RetireSMART 2030 Fund	-4.00%	-1.67%	-0.61%

MM RetireSMART 2035 Fund	-4.19%	-1.96%	-0.61%

MM RetireSMART 2040 Fund	-4.22%	-2.20%	-0.61%

MM RetireSMART 2045 Fund	-4.30%	-2.42%	-0.61%

MM RetireSMART 2050 Fund	-4.55%	-2.59%	-0.61%

MM RetireSMART 2055 Fund	-4.61%	-2.77%	-0.61%

* The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART 2010 Fund: S&P Target Date 2010 Index; MM RetireSMART 2015 Fund: S&P Target Date 2015 Index; MM RetireSMART 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART 2050 Fund: S&P Target Date 2050 Index; and MM RetireSMART 2055 Fund: S&P Target Date 2055 Index.

Each of the MM RetireSMART (target-date) Funds underperformed its respective S&P Target Date Index for the nine months ended September 30, 2015. (S&P Target Date Indexes are defined in the following section.) This time frame marked an investment environment that favored fixed-income securities over equities. Consequently, the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 and MM RetireSMART 2015 Funds underperformed the Barclays U.S. Aggregate Bond Index. Conversely, the MM RetireSMART 2020 and 2025 Funds both outpaced the S&P 500 Index.

S&P Target Date Indexes:

The S&P Target Date® Index Series consists of 11 multi-asset class indexes: the S&P Target Date Retirement Income Index and 10 indexes, each of which corresponds to a specific target retirement date (ranging from 2010 through 2055). The benchmark asset allocation and glide path represent a market consensus across the universe of target date fund managers. The index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on the Series’ performance during the period was its allocation to fixed-income investments versus equities and other assets, such as commodity-related investments. Equity markets lagged for the nine months ended September 30, 2015, while bonds enjoyed modest gains. As a result, Series Funds with a higher equity (stock) allocation – MM RetireSMART 2025, 2030, 2035, 2040, 2045, 2050 and 2055 – experienced lower returns than MM RetireSMART In Retirement, 2010, 2015 and 2020, which have a higher fixed-income (bond) allocation.

The Series’ exposure to Treasury Inflation Protected Securities (“TIPS”), international bonds, U.S. and emerging-market equities, and commodity-related investments detracted from performance during the period. With respect to individual Underlying Funds,

14

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Select Focused Value Fund and Premier Core Bond Fund were among the larger detractors from overall Series performance; we reduced the Series’ weighting in Oppenheimer Commodity Strategy Total Return Fund, but the sharp decline of the Fund still detracted from returns; and we removed Select Small Company Growth Fund, which closed in September. The Series’ relatively neutral mix of equity versus fixed income had a moderately positive impact on performance.

Investment adviser outlook

We are focused on how the global economy progresses through the end of 2015 and into 2016, due to the risks of further slowdown in China as well as some weakness in U.S. manufacturing. Our assessment of underlying fundamentals is mixed, as earnings growth is typically more difficult in a slow global growth environment where margin improvements may be harder to achieve. Our view is that politics and geopolitics remain a question in multiple regions around the world and could present additional challenges.

Economic and market fundamentals are somewhat murkier than usual, as expectations for low inflation and concerns over global growth have kept interest rates low. We believe most scenarios of even modestly improved economic results could support stock prices; however, we remain aware of potential adjustments in key indicators affecting the overall investing environment.

15

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/15

Fixed Income Funds	65.2%
Equity Funds	34.9%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 9/30/15

Fixed Income Funds	51.5%
Equity Funds	49.1%

Total Long-Term Investments	100.6%
Other Assets & Liabilities	(0.6)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	73.7%
Fixed Income Funds	26.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	84.9%
Fixed Income Funds	15.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 9/30/15

Fixed Income Funds	56.9%
Equity Funds	43.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	63.6%
Fixed Income Funds	36.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	80.3%
Fixed Income Funds	19.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	86.5%
Fixed Income Funds	13.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

16

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	90.3%
Fixed Income Funds	9.7%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	94.8%
Fixed Income Funds	5.2%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual RetireSMART 2055 Fund Asset Allocation (% of Net Assets) on 9/30/15

Equity Funds	94.6%
Fixed Income Funds	5.2%

Total Long-Term Investments	99.8%
Other Assets & Liabilities	0.2%

Net Assets	100.0%

17

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date Retirement Income Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Service Class	-1.90%	4.59%	4.23%
Administrative Class	-1.97%	4.50%	4.18%
Class A	-2.16%	4.18%	3.83%
Class A (sales load deducted)*	-7.78%	2.95%	3.22%
Class R3	-2.35%	3.92%	3.55%
S&P Target Date Retirement Income Index#	0.17%	4.79%	4.23%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class I, Class R5, Class R4, the S&P Target Date Retirement Income Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-1.69%	-0.19%
Class R5	-1.79%	-0.31%
Class R4	-2.07%	-0.62%
S&P Target Date Retirement Income Index#	0.17%	1.35%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

18

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2010 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Service Class	-2.13%	5.55%	4.21%
Administrative Class	-2.25%	5.41%	4.12%
Class A	-2.42%	5.09%	3.78%
Class A (sales load deducted)*	-8.03%	3.85%	3.17%
Class R3	-2.57%	4.83%	3.49%
S&P Target Date 2010 Index#	-0.24%	5.61%	4.60%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class I, Class R5, Class R4, the S&P Target Date 2010 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-1.95%	-0.41%
Class R5	-2.06%	-0.55%
Class R4	-2.33%	-0.83%
S&P Target Date 2010 Index#	-0.24%	1.09%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2010 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

19

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2015 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 4/1/10 - 9/30/15
Service Class	-2.37%	6.52%	6.41%
Administrative Class	-2.39%	6.45%	6.34%
Class A	-2.71%	6.11%	6.00%
Class A (sales load deducted)*	-8.30%	4.86%	4.86%
S&P Target Date 2015 Index#	-0.52%	6.42%	6.30%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	3.91%

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2015 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-2.06%	-0.61%
Class R5	-2.15%	-0.67%
Class R4	-2.59%	-1.07%
Class R3	-2.82%	-1.28%
S&P Target Date 2015 Index#	-0.52%	0.95%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2015 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2020 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Service Class	-3.22%	7.07%	4.41%
Administrative Class	-3.25%	7.01%	4.35%
Class A	-3.46%	6.67%	4.00%
Class A (sales load deducted)*	-9.01%	5.42%	3.38%
Class R3	-3.55%	6.41%	3.71%
S&P Target Date 2020 Index#	-0.86%	7.09%	5.10%
S&P 500 Index	-0.61%	13.34%	6.80%

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class I, Class R5, Class R4, the S&P Target Date 2020 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-2.99%	-1.24%
Class R5	-3.09%	-1.32%
Class R4	-3.34%	-1.63%
S&P Target Date 2020 Index#	-0.86%	0.75%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2020 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2025 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 4/1/10 - 9/30/15
Service Class	-3.77%	7.59%	7.13%
Administrative Class	-3.82%	7.53%	7.05%
Class A	-4.06%	7.19%	6.72%
Class A (sales load deducted)*	-9.57%	5.93%	5.58%
S&P Target Date 2025 Index#	-1.36%	7.59%	7.19%
S&P 500 Index	-0.61%	13.34%	11.76%

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2025 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-3.47%	-1.69%
Class R5	-3.63%	-1.80%
Class R4	-3.97%	-2.18%
Class R3	-4.16%	-2.36%
S&P Target Date 2025 Index#	-1.36%	0.37%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2025 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2030 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Service Class	-4.12%	7.77%	4.33%
Administrative Class	-4.23%	7.69%	4.26%
Class A	-4.46%	7.32%	3.92%
Class A (sales load deducted)*	-9.96%	6.05%	3.30%
Class R3	-4.54%	7.09%	3.64%
S&P Target Date 2030 Index#	-1.67%	8.04%	5.27%
S&P 500 Index	-0.61%	13.34%	6.80%

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class I, Class R5, Class R4, the S&P Target Date 2030 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-3.98%	-2.05%
Class R5	-4.00%	-2.16%
Class R4	-4.42%	-2.55%
S&P Target Date 2030 Index#	-1.67%	0.16%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2030 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2035 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 4/1/10 - 9/30/15
Service Class	-4.31%	7.90%	7.35%
Administrative Class	-4.40%	7.82%	7.27%
Class A	-4.62%	7.47%	6.93%
Class A (sales load deducted)*	-10.10%	6.21%	5.78%
S&P Target Date 2035 Index#	-1.96%	8.41%	7.82%
S&P 500 Index	-0.61%	13.34%	11.76%

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2035 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.10%	-2.24%
Class R5	-4.19%	-2.29%
Class R4	-4.56%	-2.60%
Class R3	-4.79%	-2.90%
S&P Target Date 2035 Index#	-1.96%	-0.03%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2035 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2040 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Service Class	-4.27%	7.95%	4.43%
Administrative Class	-4.38%	7.84%	4.34%
Class A	-4.72%	7.49%	4.00%
Class A (sales load deducted)*	-10.20%	6.22%	3.38%
Class R3	-4.78%	7.23%	3.72%
S&P Target Date 2040 Index#	-2.20%	8.67%	5.34%
S&P 500 Index	-0.61%	13.34%	6.80%

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class I, Class R5, Class R4, the S&P Target Date 2040 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.13%	-2.25%
Class R5	-4.22%	-2.31%
Class R4	-4.58%	-2.65%
S&P Target Date 2040 Index#	-2.20%	-0.20%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2040 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2045 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 4/1/10 - 9/30/15
Service Class	-4.43%	8.36%	7.73%
Administrative Class	-4.46%	8.30%	7.67%
Class A	-4.67%	7.96%	7.33%
Class A (sales load deducted)*	-10.15%	6.69%	6.18%
S&P Target Date 2045 Index#	-2.42%	8.83%	8.16%
S&P 500 Index	-0.61%	13.34%	11.76%

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2045 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.21%	-2.30%
Class R5	-4.30%	-2.36%
Class R4	-4.63%	-2.73%
Class R3	-4.82%	-2.91%
S&P Target Date 2045 Index#	-2.42%	-0.36%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2045 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2050 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 12/17/07 - 9/30/15
Service Class	-4.68%	8.27%	3.27%
Administrative Class	-4.78%	8.23%	3.23%
Class A	-5.02%	7.87%	2.91%
Class A (sales load deducted)*	-10.48%	6.60%	2.13%
Class R3	-5.24%	7.56%	2.58%
S&P Target Date 2050 Index#	-2.59%	8.96%	3.77%
S&P 500 Index	-0.61%	13.34%	5.79%

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class I, Class R5, Class R4, the S&P Target Date 2050 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.43%	-2.45%
Class R5	-4.55%	-2.54%
Class R4	-4.82%	-2.85%
S&P Target Date 2050 Index#	-2.59%	-0.46%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2050 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMARTSM 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), S&P Target Date 2055 Index, and S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 9/17/13 - 9/30/15
Service Class	-4.60%	2.20%
Administrative Class	-4.80%	2.06%
Class A	-4.98%	1.82%
Class A (sales load deducted)*	-10.42%	-1.09%
S&P Target Date 2055 Index#	-2.77%	3.95%
S&P 500 Index	-0.61%	8.44%

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Class I, Class R5, Class R4, Class R3, S&P Target Date 2055 Index, and S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.47%	-2.46%
Class R5	-4.61%	-2.56%
Class R4	-4.98%	-2.93%
Class R3	-5.07%	-3.12%
S&P Target Date 2055 Index#	-2.77%	-0.58%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2055 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 29.5%
MassMutual Premier Disciplined Growth Fund, Class I (a)	567,613	$6,453,759
MassMutual Premier Disciplined Value Fund, Class I (a)	437,084	6,446,988
MassMutual Premier International Equity Fund, Class I (a)	224,977	2,598,490
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	315,883	2,902,967
MassMutual Select Blue Chip Growth Fund, Class I (a)	69,770	1,202,829
MassMutual Select Diversified International Fund, Class I (a)	264,902	1,682,126
MassMutual Select Diversified Value Fund, Class I (a)	88,062	1,201,161
MassMutual Select Focused Value Fund, Class I (a)	178,516	3,447,152
MassMutual Select Fundamental Growth Fund, Class I (a)	147,453	1,182,576
MassMutual Select Fundamental Value Fund, Class I (a)	82,790	1,031,562
MassMutual Select Growth Opportunities Fund, Class I (a)	67,234	738,231
MassMutual Select Large Cap Value Fund, Class I (a)	124,921	945,649
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	84,072	1,575,518
MassMutual Select Mid-Cap Value Fund, Class I (a)	132,929	1,822,462
MassMutual Select Overseas Fund, Class I (a)	705,142	5,415,492
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	66,993	1,016,947
MassMutual Select Small Cap Value Equity Fund, Class I (a)	102,329	1,496,047
MassMutual Select Small Company Value Fund, Class I (a)	51,900	676,259
MM MSCI EAFE International Index Fund, Class I (a)	399,445	4,665,521
MM Russell 2000 Small Cap Index Fund, Class I (a)	141,583	1,597,059
MM S&P Mid Cap Index Fund, Class I (a)	178,303	2,218,096
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	2,388,406	4,609,624
Oppenheimer Developing Markets Fund, Class I (a)	32,213	931,265
Oppenheimer Global Real Estate Fund, Class I (a)	275,521	2,931,542

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	33,509	$918,140

		59,707,462

Fixed Income Funds — 70.6%
Babson Global Floating Rate Fund, Class Y (a)	286,687	2,677,659
MassMutual Premier Core Bond Fund, Class I (a)	5,705,711	64,303,358
MassMutual Premier High Yield Fund, Class I (a)	312,950	2,810,291
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,349,435	13,750,745
MassMutual Premier Money Market Fund, Class R5 (a)	6,986,795	6,986,794
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,978,846	20,698,724
MassMutual Select Strategic Bond Fund, Class I (a)	1,079,555	11,033,050
MassMutual Select Total Return Bond Fund, Class I (a)	1,530,075	15,560,867
Oppenheimer International Bond Fund, Class I (a)	852,245	4,781,093

		142,602,581

TOTAL MUTUAL FUNDS (Cost $210,961,144)		202,310,043

TOTAL LONG-TERM INVESTMENTS (Cost $210,961,144)		202,310,043

TOTAL INVESTMENTS — 100.1% (Cost $210,961,144) (c)		202,310,043

Other Assets/(Liabilities) — (0.1)%		(130,793)

NET ASSETS — 100.0%		$202,179,250

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 57.7%
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,702,881	$19,361,758
MassMutual Premier Disciplined Value Fund, Class I (a)	1,311,088	19,338,553
MassMutual Premier International Equity Fund, Class I (a)	827,490	9,557,513
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	854,078	7,848,973
MassMutual Select Blue Chip Growth Fund, Class I (a)	358,741	6,184,695
MassMutual Select Diversified International Fund, Class I (a)	980,527	6,226,349
MassMutual Select Diversified Value Fund, Class I (a)	448,788	6,121,463
MassMutual Select Focused Value Fund, Class I (a)	416,827	8,048,930
MassMutual Select Fundamental Growth Fund, Class I (a)	754,183	6,048,550
MassMutual Select Fundamental Value Fund, Class I (a)	421,989	5,257,978
MassMutual Select Growth Opportunities Fund, Class I (a)	344,018	3,777,316
MassMutual Select Large Cap Value Fund, Class I (a)	636,612	4,819,151
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	357,799	6,705,147
MassMutual Select Mid-Cap Value Fund, Class I (a)	565,329	7,750,664
MassMutual Select Overseas Fund, Class I (a)	2,617,880	20,105,316
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	267,899	4,066,709
MassMutual Select Small Cap Value Equity Fund, Class I (a)	405,271	5,925,055
MassMutual Select Small Company Value Fund, Class I (a)	206,031	2,684,580
MM MSCI EAFE International Index Fund, Class I (a)	1,541,631	18,006,245
MM Russell 2000 Small Cap Index Fund, Class I (a)	557,847	6,292,511
MM S&P Mid Cap Index Fund, Class I (a)	752,263	9,358,146
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	5,759,067	11,114,999
Oppenheimer Developing Markets Fund, Class I (a)	88,270	2,551,878
Oppenheimer Global Real Estate Fund, Class I (a)	728,535	7,751,614

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	83,626	$2,291,355

		207,195,448

Fixed Income Funds — 42.4%
Babson Global Floating Rate Fund, Class Y (a)	540,958	5,052,549
MassMutual Premier Core Bond Fund, Class I (a)	6,175,442	69,597,232
MassMutual Premier High Yield Fund, Class I (a)	599,065	5,379,607
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,415,116	14,420,036
MassMutual Premier Money Market Fund, Class R5 (a)	3,284,294	3,284,294
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,896,722	19,839,707
MassMutual Select Strategic Bond Fund, Class I (a)	1,172,527	11,983,222
MassMutual Select Total Return Bond Fund, Class I (a)	1,684,265	17,128,979
Oppenheimer International Bond Fund, Class I (a)	959,724	5,384,051

		152,069,677

TOTAL MUTUAL FUNDS (Cost $378,377,170)		359,265,125

TOTAL LONG-TERM INVESTMENTS (Cost $378,377,170)		359,265,125

TOTAL INVESTMENTS — 100.1% (Cost $378,377,170) (c)		359,265,125

Other Assets/(Liabilities) — (0.1)%		(254,733)

NET ASSETS — 100.0%		$359,010,392

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 83.0%
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,627,275	$18,502,119
MassMutual Premier Disciplined Value Fund, Class I (a)	1,252,900	18,480,278
MassMutual Premier International Equity Fund, Class I (a)	1,006,874	11,629,390
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	963,524	8,854,790
MassMutual Select Blue Chip Growth Fund, Class I (a)	536,616	9,251,263
MassMutual Select Diversified International Fund, Class I (a)	1,200,122	7,620,774
MassMutual Select Diversified Value Fund, Class I (a)	668,962	9,124,647
MassMutual Select Focused Value Fund, Class I (a)	329,734	6,367,167
MassMutual Select Fundamental Growth Fund, Class I (a)	1,125,235	9,024,383
MassMutual Select Fundamental Value Fund, Class I (a)	629,329	7,841,445
MassMutual Select Growth Opportunities Fund, Class I (a)	513,797	5,641,489
MassMutual Select Large Cap Value Fund, Class I (a)	949,132	7,184,925
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	376,665	7,058,710
MassMutual Select Mid-Cap Value Fund, Class I (a)	595,239	8,160,728
MassMutual Select Overseas Fund, Class I (a)	3,201,170	24,584,984
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	364,458	5,532,479
MassMutual Select Small Cap Value Equity Fund, Class I (a)	549,446	8,032,902
MassMutual Select Small Company Value Fund, Class I (a)	279,532	3,642,305
MM MSCI EAFE International Index Fund, Class I (a)	1,922,202	22,451,322
MM Russell 2000 Small Cap Index Fund, Class I (a)	754,647	8,512,423
MM S&P Mid Cap Index Fund, Class I (a)	789,691	9,823,759
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	5,824,240	11,240,784
Oppenheimer Developing Markets Fund, Class I (a)	100,449	2,903,976
Oppenheimer Global Real Estate Fund, Class I (a)	767,220	8,163,218

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	85,322	$2,337,817

		241,968,077

Fixed Income Funds — 17.1%
Babson Global Floating Rate Fund, Class Y (a)	692,566	6,468,565
MassMutual Premier Core Bond Fund, Class I (a)	1,444,558	16,280,166
MassMutual Premier High Yield Fund, Class I (a)	807,680	7,252,968
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	375,379	3,825,117
MassMutual Premier Money Market Fund, Class R5 (a)	1,433,624	1,433,624
MassMutual Premier Short-Duration Bond Fund, Class I (a)	397,422	4,157,031
MassMutual Select Strategic Bond Fund, Class I (a)	268,768	2,746,811
MassMutual Select Total Return Bond Fund, Class I (a)	419,246	4,263,731
Oppenheimer International Bond Fund, Class I (a)	602,000	3,377,219

		49,805,232

TOTAL MUTUAL FUNDS (Cost $312,305,200)		291,773,309

TOTAL LONG-TERM INVESTMENTS (Cost $312,305,200)		291,773,309

TOTAL INVESTMENTS — 100.1% (Cost $312,305,200) (c)		291,773,309

Other Assets/(Liabilities) — (0.1)%		(194,502)

NET ASSETS — 100.0%		$291,578,807

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART Growth Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 96.9%
MassMutual Premier Disciplined Growth Fund, Class I (a)	505,472	$5,747,214
MassMutual Premier Disciplined Value Fund, Class I (a)	389,296	5,742,113
MassMutual Premier International Equity Fund, Class I (a)	402,840	4,652,802
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	397,990	3,657,531
MassMutual Select Blue Chip Growth Fund, Class I (a)	269,391	4,644,293
MassMutual Select Diversified International Fund, Class I (a)	481,437	3,057,127
MassMutual Select Diversified Value Fund, Class I (a)	335,556	4,576,984
MassMutual Select Focused Value Fund, Class I (a)	127,097	2,454,244
MassMutual Select Fundamental Growth Fund, Class I (a)	564,086	4,523,972
MassMutual Select Fundamental Value Fund, Class I (a)	315,790	3,934,741
MassMutual Select Growth Opportunities Fund, Class I (a)	257,853	2,831,227
MassMutual Select Large Cap Value Fund, Class I (a)	476,192	3,604,773
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	154,760	2,900,193
MassMutual Select Mid-Cap Value Fund, Class I (a)	244,763	3,355,704
MassMutual Select Overseas Fund, Class I (a)	1,283,076	9,854,021
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	154,435	2,344,330
MassMutual Select Small Cap Value Equity Fund, Class I (a)	232,725	3,402,435
MassMutual Select Small Company Value Fund, Class I (a)	118,359	1,542,213
MM MSCI EAFE International Index Fund, Class I (a)	775,589	9,058,879
MM Russell 2000 Small Cap Index Fund, Class I (a)	319,343	3,602,193
MM S&P Mid Cap Index Fund, Class I (a)	324,503	4,036,821
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	2,024,804	3,907,872
Oppenheimer Developing Markets Fund, Class I (a)	41,519	1,200,323
Oppenheimer Global Real Estate Fund, Class I (a)	266,407	2,834,570

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	29,809	$816,768

		98,283,343

Fixed Income Funds — 3.1%
Babson Global Floating Rate Fund, Class Y (a)	40,276	376,179
MassMutual Premier Core Bond Fund, Class I (a)	96,401	1,086,439
MassMutual Premier High Yield Fund, Class I (a)	41,605	373,608
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	28,764	293,105
MassMutual Premier Money Market Fund, Class R5 (a)	123,386	123,386
MassMutual Premier Short-Duration Bond Fund, Class I (a)	28,049	293,392
MassMutual Select Strategic Bond Fund, Class I (a)	15,105	154,369
MassMutual Select Total Return Bond Fund, Class I (a)	38,702	393,598
Oppenheimer International Bond Fund, Class I (a)	9,470	53,126

		3,147,202

TOTAL MUTUAL FUNDS (Cost $111,114,208)		101,430,545

TOTAL LONG-TERM INVESTMENTS (Cost $111,114,208)		101,430,545

TOTAL INVESTMENTS — 100.0% (Cost $111,114,208) (c)		101,430,545

Other Assets/(Liabilities) — (0.0)%		(48,259)

NET ASSETS — 100.0%		$101,382,286

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 34.9%
MassMutual Premier Disciplined Growth Fund, Class I (a)	289,223	$3,288,460
MassMutual Premier Disciplined Value Fund, Class I (a)	222,875	3,287,409
MassMutual Premier International Equity Fund, Class I (a)	105,426	1,217,668
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	166,029	1,525,804
MassMutual Select Blue Chip Growth Fund, Class I (a)	35,203	606,899
MassMutual Select Diversified International Fund, Class I (a)	124,485	790,478
MassMutual Select Diversified Value Fund, Class I (a)	44,244	603,493
MassMutual Select Focused Value Fund, Class I (a)	96,273	1,859,026
MassMutual Select Fundamental Growth Fund, Class I (a)	73,933	592,943
MassMutual Select Fundamental Value Fund, Class I (a)	41,650	518,959
MassMutual Select Growth Opportunities Fund, Class I (a)	33,885	372,060
MassMutual Select Large Cap Value Fund, Class I (a)	62,890	476,075
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	37,932	710,843
MassMutual Select Mid-Cap Value Fund, Class I (a)	60,167	824,885
MassMutual Select Overseas Fund, Class I (a)	331,447	2,545,515
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	31,410	476,799
MassMutual Select Small Cap Value Equity Fund, Class I (a)	47,913	700,490
MassMutual Select Small Company Value Fund, Class I (a)	24,264	316,156
MM MSCI EAFE International Index Fund, Class I (a)	189,134	2,209,088
MM Russell 2000 Small Cap Index Fund, Class I (a)	66,082	745,410
MM S&P Mid Cap Index Fund, Class I (a)	80,458	1,000,897
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,207,584	2,330,638
Oppenheimer Developing Markets Fund, Class I (a)	16,456	475,737
Oppenheimer Global Real Estate Fund, Class I (a)	142,682	1,518,133

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	16,614	$455,215

		29,449,080

Fixed Income Funds — 65.2%
Babson Global Floating Rate Fund, Class Y (a)	96,886	904,918
MassMutual Premier Core Bond Fund, Class I (a)	1,815,604	20,461,858
MassMutual Premier High Yield Fund, Class I (a)	111,747	1,003,487
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,060,668	10,808,204
MassMutual Premier Money Market Fund, Class R5 (a)	3,142,007	3,142,007
MassMutual Premier Short-Duration Bond Fund, Class I (a)	797,866	8,345,681
MassMutual Select Strategic Bond Fund, Class I (a)	347,700	3,553,489
MassMutual Select Total Return Bond Fund, Class I (a)	502,567	5,111,102
Oppenheimer International Bond Fund, Class I (a)	318,517	1,786,878

		55,117,624

TOTAL MUTUAL FUNDS (Cost $88,848,208)		84,566,704

TOTAL LONG-TERM INVESTMENTS (Cost $88,848,208)		84,566,704

TOTAL INVESTMENTS — 100.1% (Cost $88,848,208) (c)		84,566,704

Other Assets/(Liabilities) — (0.1)%		(56,864)

NET ASSETS — 100.0%		$84,509,840

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 43.2%
MassMutual Premier Disciplined Growth Fund, Class I (a)	329,075	$3,741,580
MassMutual Premier Disciplined Value Fund, Class I (a)	253,641	3,741,210
MassMutual Premier International Equity Fund, Class I (a)	148,057	1,710,062
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	167,848	1,542,523
MassMutual Select Blue Chip Growth Fund, Class I (a)	44,188	761,804
MassMutual Select Diversified International Fund, Class I (a)	175,007	1,111,293
MassMutual Select Diversified Value Fund, Class I (a)	55,168	752,493
MassMutual Select Focused Value Fund, Class I (a)	93,853	1,812,309
MassMutual Select Fundamental Growth Fund, Class I (a)	92,742	743,788
MassMutual Select Fundamental Value Fund, Class I (a)	52,126	649,491
MassMutual Select Growth Opportunities Fund, Class I (a)	41,888	459,926
MassMutual Select Large Cap Value Fund, Class I (a)	78,387	593,388
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	63,398	1,188,083
MassMutual Select Mid-Cap Value Fund, Class I (a)	100,448	1,377,144
MassMutual Select Overseas Fund, Class I (a)	466,511	3,582,808
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	47,712	724,273
MassMutual Select Small Cap Value Equity Fund, Class I (a)	72,661	1,062,305
MassMutual Select Small Company Value Fund, Class I (a)	37,329	486,394
MM MSCI EAFE International Index Fund, Class I (a)	270,840	3,163,409
MM Russell 2000 Small Cap Index Fund, Class I (a)	99,723	1,124,877
MM S&P Mid Cap Index Fund, Class I (a)	134,135	1,668,637
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,210,422	2,336,114
Oppenheimer Developing Markets Fund, Class I (a)	17,273	499,368
Oppenheimer Global Real Estate Fund, Class I (a)	147,056	1,564,671

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	16,997	$465,717

		36,863,667

Fixed Income Funds — 56.9%
Babson Global Floating Rate Fund, Class Y (a)	119,364	1,114,858
MassMutual Premier Core Bond Fund, Class I (a)	1,718,765	19,370,486
MassMutual Premier High Yield Fund, Class I (a)	136,418	1,225,033
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	907,815	9,250,637
MassMutual Premier Money Market Fund, Class R5 (a)	1,485,156	1,485,156
MassMutual Premier Short-Duration Bond Fund, Class I (a)	603,836	6,316,122
MassMutual Select Strategic Bond Fund, Class I (a)	329,264	3,365,081
MassMutual Select Total Return Bond Fund, Class I (a)	477,116	4,852,270
Oppenheimer International Bond Fund, Class I (a)	278,934	1,564,820

		48,544,463

TOTAL MUTUAL FUNDS (Cost $90,185,986)		85,408,130

TOTAL LONG-TERM INVESTMENTS (Cost $90,185,986)		85,408,130

TOTAL INVESTMENTS — 100.1% (Cost $90,185,986) (c)		85,408,130

Other Assets/(Liabilities) — (0.1)%		(62,495)

NET ASSETS — 100.0%		$85,345,635

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.6%
Equity Funds — 49.1%
MassMutual Premier Disciplined Growth Fund, Class I (a)	336,564	$3,826,736
MassMutual Premier Disciplined Value Fund, Class I (a)	259,351	3,825,428
MassMutual Premier International Equity Fund, Class I (a)	163,337	1,886,543
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	166,574	1,530,812
MassMutual Select Blue Chip Growth Fund, Class I (a)	48,799	841,304
MassMutual Select Diversified International Fund, Class I (a)	193,736	1,230,222
MassMutual Select Diversified Value Fund, Class I (a)	60,938	831,196
MassMutual Select Focused Value Fund, Class I (a)	88,732	1,713,423
MassMutual Select Fundamental Growth Fund, Class I (a)	102,074	818,635
MassMutual Select Fundamental Value Fund, Class I (a)	57,494	716,370
MassMutual Select Growth Opportunities Fund, Class I (a)	46,667	512,399
MassMutual Select Large Cap Value Fund, Class I (a)	86,659	656,011
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	73,703	1,381,203
MassMutual Select Mid-Cap Value Fund, Class I (a)	116,908	1,602,807
MassMutual Select Overseas Fund, Class I (a)	516,623	3,967,663
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	54,128	821,661
MassMutual Select Small Cap Value Equity Fund, Class I (a)	82,153	1,201,082
MassMutual Select Small Company Value Fund, Class I (a)	41,838	545,143
MM MSCI EAFE International Index Fund, Class I (a)	302,374	3,531,723
MM Russell 2000 Small Cap Index Fund, Class I (a)	112,803	1,272,419
MM S&P Mid Cap Index Fund, Class I (a)	155,866	1,938,970
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,146,499	2,212,743
Oppenheimer Developing Markets Fund, Class I (a)	16,000	462,552
Oppenheimer Global Real Estate Fund, Class I (a)	141,913	1,509,950

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	16,372	$448,603

		39,285,598

Fixed Income Funds — 51.5%
Babson Global Floating Rate Fund, Class Y (a)	111,965	1,045,751
MassMutual Premier Core Bond Fund, Class I (a)	1,487,870	16,768,296
MassMutual Premier High Yield Fund, Class I (a)	134,463	1,207,478
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	763,446	7,779,519
MassMutual Premier Money Market Fund, Class R5 (a)	843,916	843,916
MassMutual Premier Short-Duration Bond Fund, Class I (a)	482,576	5,047,742
MassMutual Select Strategic Bond Fund, Class I (a)	283,714	2,899,558
MassMutual Select Total Return Bond Fund, Class I (a)	412,466	4,194,778
Oppenheimer International Bond Fund, Class I (a)	238,572	1,338,391

		41,125,429

TOTAL MUTUAL FUNDS (Cost $85,045,108)		80,411,027

TOTAL LONG-TERM INVESTMENTS (Cost $85,045,108)		80,411,027

TOTAL INVESTMENTS — 100.6% (Cost $85,045,108) (c)		80,411,027

Other Assets/(Liabilities) — (0.6)%		(490,080)

NET ASSETS — 100.0%		$79,920,947

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 63.6%
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,544,950	$28,936,076
MassMutual Premier Disciplined Value Fund, Class I (a)	1,961,041	28,925,359
MassMutual Premier International Equity Fund, Class I (a)	1,242,225	14,347,698
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,302,647	11,971,325
MassMutual Select Blue Chip Growth Fund, Class I (a)	646,010	11,137,217
MassMutual Select Diversified International Fund, Class I (a)	1,475,423	9,368,936
MassMutual Select Diversified Value Fund, Class I (a)	807,904	11,019,805
MassMutual Select Focused Value Fund, Class I (a)	590,706	11,406,534
MassMutual Select Fundamental Growth Fund, Class I (a)	1,355,559	10,871,586
MassMutual Select Fundamental Value Fund, Class I (a)	760,110	9,470,971
MassMutual Select Growth Opportunities Fund, Class I (a)	619,710	6,804,418
MassMutual Select Large Cap Value Fund, Class I (a)	1,147,610	8,687,407
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	521,073	9,764,906
MassMutual Select Mid-Cap Value Fund, Class I (a)	824,625	11,305,609
MassMutual Select Overseas Fund, Class I (a)	3,936,842	30,234,945
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	398,860	6,054,690
MassMutual Select Small Cap Value Equity Fund, Class I (a)	604,064	8,831,410
MassMutual Select Small Company Value Fund, Class I (a)	306,741	3,996,832
MM MSCI EAFE International Index Fund, Class I (a)	2,330,596	27,221,364
MM Russell 2000 Small Cap Index Fund, Class I (a)	830,028	9,362,714
MM S&P Mid Cap Index Fund, Class I (a)	1,096,129	13,635,839
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	8,566,698	16,533,727
Oppenheimer Developing Markets Fund, Class I (a)	135,233	3,909,584
Oppenheimer Global Real Estate Fund, Class I (a)	1,104,458	11,751,428

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	125,114	$3,428,116

		318,978,496

Fixed Income Funds — 36.5%
Babson Global Floating Rate Fund, Class Y (a)	755,230	7,053,853
MassMutual Premier Core Bond Fund, Class I (a)	6,027,819	67,933,520
MassMutual Premier High Yield Fund, Class I (a)	875,517	7,862,139
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	3,448,625	35,141,488
MassMutual Premier Money Market Fund, Class R5 (a)	4,092,239	4,092,239
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,335,004	24,424,140
MassMutual Select Strategic Bond Fund, Class I (a)	1,155,538	11,809,601
MassMutual Select Total Return Bond Fund, Class I (a)	1,708,885	17,379,365
Oppenheimer International Bond Fund, Class I (a)	1,247,079	6,996,111

		182,692,456

TOTAL MUTUAL FUNDS (Cost $538,573,662)		501,670,952

TOTAL LONG-TERM INVESTMENTS (Cost $538,573,662)		501,670,952

TOTAL INVESTMENTS — 100.1% (Cost $538,573,662) (c)		501,670,952

Other Assets/(Liabilities) — (0.1)%		(401,173)

NET ASSETS — 100.0%		$501,269,779

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 73.7%
MassMutual Premier Disciplined Growth Fund, Class I (a)	853,869	$9,708,490
MassMutual Premier Disciplined Value Fund, Class I (a)	658,116	9,707,212
MassMutual Premier International Equity Fund, Class I (a)	468,702	5,413,507
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	476,187	4,376,160
MassMutual Select Blue Chip Growth Fund, Class I (a)	248,319	4,281,022
MassMutual Select Diversified International Fund, Class I (a)	559,281	3,551,436
MassMutual Select Diversified Value Fund, Class I (a)	310,146	4,230,390
MassMutual Select Focused Value Fund, Class I (a)	186,792	3,606,954
MassMutual Select Fundamental Growth Fund, Class I (a)	518,616	4,159,304
MassMutual Select Fundamental Value Fund, Class I (a)	291,623	3,633,628
MassMutual Select Growth Opportunities Fund, Class I (a)	239,284	2,627,334
MassMutual Select Large Cap Value Fund, Class I (a)	440,494	3,334,542
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	185,478	3,475,858
MassMutual Select Mid-Cap Value Fund, Class I (a)	294,407	4,036,321
MassMutual Select Overseas Fund, Class I (a)	1,490,710	11,448,649
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	161,572	2,452,668
MassMutual Select Small Cap Value Equity Fund, Class I (a)	244,165	3,569,685
MassMutual Select Small Company Value Fund, Class I (a)	123,162	1,604,802
MM MSCI EAFE International Index Fund, Class I (a)	890,523	10,401,307
MM Russell 2000 Small Cap Index Fund, Class I (a)	335,145	3,780,438
MM S&P Mid Cap Index Fund, Class I (a)	390,516	4,858,014
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	2,954,634	5,702,443
Oppenheimer Developing Markets Fund, Class I (a)	47,101	1,361,701
Oppenheimer Global Real Estate Fund, Class I (a)	384,725	4,093,476

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	43,037	$1,179,217

		116,594,558

Fixed Income Funds — 26.4%
Babson Global Floating Rate Fund, Class Y (a)	365,423	3,413,047
MassMutual Premier Core Bond Fund, Class I (a)	1,173,142	13,221,306
MassMutual Premier High Yield Fund, Class I (a)	468,309	4,205,417
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	714,327	7,278,993
MassMutual Premier Money Market Fund, Class R5 (a)	1,078,450	1,078,450
MassMutual Premier Short-Duration Bond Fund, Class I (a)	429,337	4,490,868
MassMutual Select Strategic Bond Fund, Class I (a)	221,891	2,267,721
MassMutual Select Total Return Bond Fund, Class I (a)	337,311	3,430,455
Oppenheimer International Bond Fund, Class I (a)	419,190	2,351,657

		41,737,914

TOTAL MUTUAL FUNDS (Cost $172,112,038)		158,332,472

TOTAL LONG-TERM INVESTMENTS (Cost $172,112,038)		158,332,472

TOTAL INVESTMENTS — 100.1% (Cost $172,112,038) (c)		158,332,472

Other Assets/(Liabilities) — (0.1)%		(87,016)

NET ASSETS — 100.0%		$158,245,456

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 80.3%
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,611,518	$29,692,959
MassMutual Premier Disciplined Value Fund, Class I (a)	2,013,100	29,693,228
MassMutual Premier International Equity Fund, Class I (a)	1,631,848	18,847,848
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,558,839	14,325,730
MassMutual Select Blue Chip Growth Fund, Class I (a)	872,898	15,048,770
MassMutual Select Diversified International Fund, Class I (a)	1,947,277	12,365,210
MassMutual Select Diversified Value Fund, Class I (a)	1,089,633	14,862,588
MassMutual Select Focused Value Fund, Class I (a)	528,574	10,206,771
MassMutual Select Fundamental Growth Fund, Class I (a)	1,828,161	14,661,852
MassMutual Select Fundamental Value Fund, Class I (a)	1,024,867	12,769,848
MassMutual Select Growth Opportunities Fund, Class I (a)	837,667	9,197,588
MassMutual Select Large Cap Value Fund, Class I (a)	1,547,837	11,717,127
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	608,317	11,399,863
MassMutual Select Mid-Cap Value Fund, Class I (a)	963,752	13,213,046
MassMutual Select Overseas Fund, Class I (a)	5,190,155	39,860,391
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	592,419	8,992,915
MassMutual Select Small Cap Value Equity Fund, Class I (a)	895,102	13,086,390
MassMutual Select Small Company Value Fund, Class I (a)	453,486	5,908,925
MM MSCI EAFE International Index Fund, Class I (a)	3,114,841	36,381,341
MM Russell 2000 Small Cap Index Fund, Class I (a)	1,227,537	13,846,616
MM S&P Mid Cap Index Fund, Class I (a)	1,278,230	15,901,181
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	9,475,667	18,288,037
Oppenheimer Developing Markets Fund, Class I (a)	161,683	4,674,269
Oppenheimer Global Real Estate Fund, Class I (a)	1,238,574	13,178,427

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	137,895	$3,778,320

		391,899,240

Fixed Income Funds — 19.8%
Babson Global Floating Rate Fund, Class Y (a)	1,321,271	12,340,668
MassMutual Premier Core Bond Fund, Class I (a)	2,269,259	25,574,547
MassMutual Premier High Yield Fund, Class I (a)	1,617,147	14,521,980
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,472,225	15,001,975
MassMutual Premier Money Market Fund, Class R5 (a)	2,812,347	2,812,347
MassMutual Premier Short-Duration Bond Fund, Class I (a)	760,069	7,950,320
MassMutual Select Strategic Bond Fund, Class I (a)	425,777	4,351,438
MassMutual Select Total Return Bond Fund, Class I (a)	678,359	6,898,916
Oppenheimer International Bond Fund, Class I (a)	1,233,819	6,921,725

		96,373,916

TOTAL MUTUAL FUNDS (Cost $533,958,735)		488,273,156

TOTAL LONG-TERM INVESTMENTS (Cost $533,958,735)		488,273,156

TOTAL INVESTMENTS — 100.1% (Cost $533,958,735) (c)		488,273,156

Other Assets/(Liabilities) — (0.1)%		(368,751)

NET ASSETS — 100.0%		$487,904,405

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 84.9%
MassMutual Premier Disciplined Growth Fund, Class I (a)	586,126	$6,664,252
MassMutual Premier Disciplined Value Fund, Class I (a)	451,657	6,661,945
MassMutual Premier International Equity Fund, Class I (a)	393,751	4,547,818
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	384,022	3,529,164
MassMutual Select Blue Chip Growth Fund, Class I (a)	228,642	3,941,793
MassMutual Select Diversified International Fund, Class I (a)	470,664	2,988,716
MassMutual Select Diversified Value Fund, Class I (a)	285,433	3,893,310
MassMutual Select Focused Value Fund, Class I (a)	126,809	2,448,689
MassMutual Select Fundamental Growth Fund, Class I (a)	478,129	3,834,596
MassMutual Select Fundamental Value Fund, Class I (a)	268,296	3,342,969
MassMutual Select Growth Opportunities Fund, Class I (a)	220,017	2,415,784
MassMutual Select Large Cap Value Fund, Class I (a)	405,396	3,068,844
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	148,466	2,782,258
MassMutual Select Mid-Cap Value Fund, Class I (a)	235,485	3,228,493
MassMutual Select Overseas Fund, Class I (a)	1,253,605	9,627,689
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	145,779	2,212,924
MassMutual Select Small Cap Value Equity Fund, Class I (a)	220,213	3,219,507
MassMutual Select Small Company Value Fund, Class I (a)	111,290	1,450,107
MM MSCI EAFE International Index Fund, Class I (a)	754,268	8,809,852
MM Russell 2000 Small Cap Index Fund, Class I (a)	302,125	3,407,968
MM S&P Mid Cap Index Fund, Class I (a)	312,159	3,883,259
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	2,191,242	4,229,097
Oppenheimer Developing Markets Fund, Class I (a)	38,546	1,114,371
Oppenheimer Global Real Estate Fund, Class I (a)	286,878	3,052,383

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	31,884	$873,622

		95,229,410

Fixed Income Funds — 15.2%
Babson Global Floating Rate Fund, Class Y (a)	216,195	2,019,258
MassMutual Premier Core Bond Fund, Class I (a)	427,358	4,816,325
MassMutual Premier High Yield Fund, Class I (a)	268,380	2,410,050
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	230,310	2,346,857
MassMutual Premier Money Market Fund, Class R5 (a)	556,108	556,108
MassMutual Premier Short-Duration Bond Fund, Class I (a)	140,474	1,469,360
MassMutual Select Strategic Bond Fund, Class I (a)	79,018	807,561
MassMutual Select Total Return Bond Fund, Class I (a)	129,528	1,317,295
Oppenheimer International Bond Fund, Class I (a)	219,339	1,230,490

		16,973,304

TOTAL MUTUAL FUNDS (Cost $123,093,996)		112,202,714

TOTAL LONG-TERM INVESTMENTS (Cost $123,093,996)		112,202,714

TOTAL INVESTMENTS — 100.1% (Cost $123,093,996) (c)		112,202,714

Other Assets/(Liabilities) — (0.1)%		(71,117)

NET ASSETS — 100.0%		$112,131,597

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 86.5%
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,387,125	$15,771,613
MassMutual Premier Disciplined Value Fund, Class I (a)	1,069,348	15,772,876
MassMutual Premier International Equity Fund, Class I (a)	1,013,810	11,709,501
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	990,736	9,104,863
MassMutual Select Blue Chip Growth Fund, Class I (a)	632,413	10,902,794
MassMutual Select Diversified International Fund, Class I (a)	1,211,997	7,696,183
MassMutual Select Diversified Value Fund, Class I (a)	789,658	10,770,940
MassMutual Select Focused Value Fund, Class I (a)	322,426	6,226,054
MassMutual Select Fundamental Growth Fund, Class I (a)	1,323,867	10,617,414
MassMutual Select Fundamental Value Fund, Class I (a)	742,512	9,251,700
MassMutual Select Growth Opportunities Fund, Class I (a)	607,325	6,668,428
MassMutual Select Large Cap Value Fund, Class I (a)	1,122,131	8,494,531
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	385,518	7,224,606
MassMutual Select Mid-Cap Value Fund, Class I (a)	611,200	8,379,556
MassMutual Select Overseas Fund, Class I (a)	3,226,990	24,783,283
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	380,990	5,783,436
MassMutual Select Small Cap Value Equity Fund, Class I (a)	576,371	8,426,551
MassMutual Select Small Company Value Fund, Class I (a)	291,916	3,803,667
MM MSCI EAFE International Index Fund, Class I (a)	1,943,084	22,695,224
MM Russell 2000 Small Cap Index Fund, Class I (a)	790,014	8,911,364
MM S&P Mid Cap Index Fund, Class I (a)	809,975	10,076,091
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	5,454,483	10,527,153
Oppenheimer Developing Markets Fund, Class I (a)	101,818	2,943,567
Oppenheimer Global Real Estate Fund, Class I (a)	707,812	7,531,123

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	78,982	$2,164,100

		246,236,618

Fixed Income Funds — 13.6%
Babson Global Floating Rate Fund, Class Y (a)	461,714	4,312,409
MassMutual Premier Core Bond Fund, Class I (a)	1,031,928	11,629,829
MassMutual Premier High Yield Fund, Class I (a)	561,371	5,041,111
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	457,862	4,665,615
MassMutual Premier Money Market Fund, Class R5 (a)	1,396,893	1,396,893
MassMutual Premier Short-Duration Bond Fund, Class I (a)	333,056	3,483,767
MassMutual Select Strategic Bond Fund, Class I (a)	190,934	1,951,344
MassMutual Select Total Return Bond Fund, Class I (a)	317,907	3,233,112
Oppenheimer International Bond Fund, Class I (a)	508,717	2,853,900

		38,567,980

TOTAL MUTUAL FUNDS (Cost $312,420,286)		284,804,598

TOTAL LONG-TERM INVESTMENTS (Cost $312,420,286)		284,804,598

TOTAL INVESTMENTS — 100.1% (Cost $312,420,286) (c)		284,804,598

Other Assets/(Liabilities) — (0.1)%		(173,234)

NET ASSETS — 100.0%		$284,631,364

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 90.3%
MassMutual Premier Disciplined Growth Fund, Class I (a)	284,773	$3,237,872
MassMutual Premier Disciplined Value Fund, Class I (a)	219,478	3,237,304
MassMutual Premier International Equity Fund, Class I (a)	227,087	2,622,853
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	227,830	2,093,758
MassMutual Select Blue Chip Growth Fund, Class I (a)	151,515	2,612,115
MassMutual Select Diversified International Fund, Class I (a)	271,628	1,724,838
MassMutual Select Diversified Value Fund, Class I (a)	188,825	2,575,573
MassMutual Select Focused Value Fund, Class I (a)	71,636	1,383,286
MassMutual Select Fundamental Growth Fund, Class I (a)	316,301	2,536,738
MassMutual Select Fundamental Value Fund, Class I (a)	177,855	2,216,077
MassMutual Select Growth Opportunities Fund, Class I (a)	145,426	1,596,779
MassMutual Select Large Cap Value Fund, Class I (a)	268,405	2,031,825
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	86,925	1,628,984
MassMutual Select Mid-Cap Value Fund, Class I (a)	138,015	1,892,191
MassMutual Select Overseas Fund, Class I (a)	723,451	5,556,105
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	86,847	1,318,334
MassMutual Select Small Cap Value Equity Fund, Class I (a)	131,283	1,919,353
MassMutual Select Small Company Value Fund, Class I (a)	66,453	865,884
MM MSCI EAFE International Index Fund, Class I (a)	436,302	5,096,004
MM Russell 2000 Small Cap Index Fund, Class I (a)	179,822	2,028,388
MM S&P Mid Cap Index Fund, Class I (a)	183,022	2,276,794
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,168,034	2,254,306
Oppenheimer Developing Markets Fund, Class I (a)	22,120	639,482
Oppenheimer Global Real Estate Fund, Class I (a)	151,546	1,612,449

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	16,934	$463,986

		55,421,278

Fixed Income Funds — 9.7%
Babson Global Floating Rate Fund, Class Y (a)	65,889	615,406
MassMutual Premier Core Bond Fund, Class I (a)	169,488	1,910,127
MassMutual Premier High Yield Fund, Class I (a)	81,974	736,122
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	60,730	618,837
MassMutual Premier Money Market Fund, Class R5 (a)	236,659	236,659
MassMutual Premier Short-Duration Bond Fund, Class I (a)	53,783	562,568
MassMutual Select Strategic Bond Fund, Class I (a)	30,464	311,345
MassMutual Select Total Return Bond Fund, Class I (a)	53,379	542,864
Oppenheimer International Bond Fund, Class I (a)	76,242	427,719

		5,961,647

TOTAL MUTUAL FUNDS (Cost $67,702,108)		61,382,925

TOTAL LONG-TERM INVESTMENTS (Cost $67,702,108)		61,382,925

TOTAL INVESTMENTS — 100.0% (Cost $67,702,108) (c)		61,382,925

Other Assets/(Liabilities) — (0.0)%		(26,483)

NET ASSETS — 100.0%		$61,356,442

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 94.8%
MassMutual Premier Disciplined Growth Fund, Class I (a)	525,620	$5,976,304
MassMutual Premier Disciplined Value Fund, Class I (a)	405,247	5,977,387
MassMutual Premier International Equity Fund, Class I (a)	416,552	4,811,177
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	414,561	3,809,820
MassMutual Select Blue Chip Growth Fund, Class I (a)	279,398	4,816,820
MassMutual Select Diversified International Fund, Class I (a)	499,111	3,169,354
MassMutual Select Diversified Value Fund, Class I (a)	348,981	4,760,102
MassMutual Select Focused Value Fund, Class I (a)	132,088	2,550,622
MassMutual Select Fundamental Growth Fund, Class I (a)	584,315	4,686,204
MassMutual Select Fundamental Value Fund, Class I (a)	327,962	4,086,404
MassMutual Select Growth Opportunities Fund, Class I (a)	268,928	2,952,829
MassMutual Select Large Cap Value Fund, Class I (a)	496,099	3,755,472
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	160,581	3,009,293
MassMutual Select Mid-Cap Value Fund, Class I (a)	254,908	3,494,793
MassMutual Select Overseas Fund, Class I (a)	1,327,387	10,194,334
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	159,912	2,427,467
MassMutual Select Small Cap Value Equity Fund, Class I (a)	241,907	3,536,681
MassMutual Select Small Company Value Fund, Class I (a)	122,156	1,591,688
MM MSCI EAFE International Index Fund, Class I (a)	802,797	9,376,667
MM Russell 2000 Small Cap Index Fund, Class I (a)	331,450	3,738,755
MM S&P Mid Cap Index Fund, Class I (a)	337,597	4,199,701
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	2,116,174	4,084,217
Oppenheimer Developing Markets Fund, Class I (a)	41,846	1,209,770
Oppenheimer Global Real Estate Fund, Class I (a)	278,969	2,968,230

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	30,937	$847,679

		102,031,770

Fixed Income Funds — 5.2%
Babson Global Floating Rate Fund, Class Y (a)	65,429	611,107
MassMutual Premier Core Bond Fund, Class I (a)	164,278	1,851,410
MassMutual Premier High Yield Fund, Class I (a)	76,145	683,780
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	54,621	556,590
MassMutual Premier Money Market Fund, Class R5 (a)	221,292	221,292
MassMutual Premier Short-Duration Bond Fund, Class I (a)	50,292	526,050
MassMutual Select Strategic Bond Fund, Class I (a)	27,575	281,819
MassMutual Select Total Return Bond Fund, Class I (a)	57,476	584,526
Oppenheimer International Bond Fund, Class I (a)	49,928	280,096

		5,596,670

TOTAL MUTUAL FUNDS (Cost $119,330,794)		107,628,440

TOTAL LONG-TERM INVESTMENTS (Cost $119,330,794)		107,628,440

TOTAL INVESTMENTS — 100.0% (Cost $119,330,794) (c)		107,628,440

Other Assets/(Liabilities) — (0.0)%		(32,755)

NET ASSETS — 100.0%		$107,595,685

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2055 Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 99.8%
Equity Funds — 94.6%
MassMutual Premier Disciplined Growth Fund, Class I (a)	55,368	$629,532
MassMutual Premier Disciplined Value Fund, Class I (a)	42,673	629,427
MassMutual Premier International Equity Fund, Class I (a)	44,123	509,620
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	45,398	417,209
MassMutual Select Blue Chip Growth Fund, Class I (a)	29,554	509,516
MassMutual Select Diversified International Fund, Class I (a)	52,886	335,828
MassMutual Select Diversified Value Fund, Class I (a)	36,761	501,422
MassMutual Select Focused Value Fund, Class I (a)	14,011	270,547
MassMutual Select Fundamental Growth Fund, Class I (a)	61,321	491,797
MassMutual Select Fundamental Value Fund, Class I (a)	34,633	431,526
MassMutual Select Growth Opportunities Fund, Class I (a)	28,498	312,911
MassMutual Select Large Cap Value Fund, Class I (a)	52,240	395,459
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	16,862	315,996
MassMutual Select Mid-Cap Value Fund, Class I (a)	26,828	367,816
MassMutual Select Overseas Fund, Class I (a)	140,887	1,082,015
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	16,944	257,204
MassMutual Select Small Cap Value Equity Fund, Class I (a)	25,550	373,542
MassMutual Select Small Company Value Fund, Class I (a)	12,843	167,339
MM MSCI EAFE International Index Fund, Class I (a)	85,098	993,947
MM Russell 2000 Small Cap Index Fund, Class I (a)	35,011	394,927
MM S&P Mid Cap Index Fund, Class I (a)	35,588	442,714
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	223,578	431,506
Oppenheimer Developing Markets Fund, Class I (a)	4,102	118,594
Oppenheimer Global Real Estate Fund, Class I (a)	29,153	310,193

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	3,252	$89,101

		10,779,688

Fixed Income Funds — 5.2%
Babson Global Floating Rate Fund, Class Y (a)	6,444	60,190
MassMutual Premier Core Bond Fund, Class I (a)	17,126	193,008
MassMutual Premier High Yield Fund, Class I (a)	8,404	75,471
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	5,758	58,671
MassMutual Premier Money Market Fund, Class R5 (a)	23,312	23,312
MassMutual Premier Short-Duration Bond Fund, Class I (a)	5,304	55,480
MassMutual Select Strategic Bond Fund, Class I (a)	2,906	29,696
MassMutual Select Total Return Bond Fund, Class I (a)	5,856	59,561
Oppenheimer International Bond Fund, Class I (a)	5,543	31,098

		586,487

TOTAL MUTUAL FUNDS (Cost $12,499,812)		11,366,175

TOTAL LONG-TERM INVESTMENTS (Cost $12,499,812)		11,366,175

TOTAL INVESTMENTS — 99.8% (Cost $12,499,812) (c)		11,366,175

Other Assets/(Liabilities) — 0.2%		25,179

NET ASSETS — 100.0%		$11,391,354

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2015

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$202,310,043	$359,265,125

Total investments	202,310,043	359,265,125

Receivables from:
Investments sold	1,766,768	5,448,701
Investment adviser (Note 3)	21,228	10,265
Fund shares sold	26,681	60,971
Interest and dividends	10,282	19,585
Prepaid expenses	38,509	38,517

Total assets	204,173,511	364,843,164

Liabilities:
Payables for:
Investments purchased	580,323	731,328
Fund shares repurchased	1,222,368	4,796,030
Trustees’ fees and expenses (Note 3)	32,108	63,883
Affiliates (Note 3):
Administration fees	31,331	51,353
Service fees	75,821	115,900
Shareholder service fees	22,965	39,248
Distribution fees	607	1,724
Accrued expense and other liabilities	28,738	33,306

Total liabilities	1,994,261	5,832,772

Net assets	$202,179,250	$359,010,392

Net assets consist of:
Paid-in capital	$213,843,763	$381,345,250
Undistributed (accumulated) net investment income (loss)	(30,685)	(61,271)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,982,727)	(3,161,542)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(8,651,101)	(19,112,045)

Net assets	$202,179,250	$359,010,392

(a) Cost of investments — affiliated issuers:	$210,961,144	$378,377,170

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$291,773,309	$101,430,545	$84,566,704	$85,408,130	$80,411,027	$501,670,952

291,773,309	101,430,545	84,566,704	85,408,130	80,411,027	501,670,952

2,763,089	891,515	431,408	323,561	303,521	2,846,773
13,857	18,981	20,441	21,483	21,794	9,399
45,134	37,552	45,888	48,820	573,900	313,140
25,540	1,398	3,445	4,279	4,021	27,449
38,517	38,269	34,688	35,377	32,306	35,795

294,659,446	102,418,260	85,102,574	85,841,650	81,346,569	504,903,508

356,776	11,704	282,013	345,485	424,336	1,670,718
2,475,420	918,218	198,293	32,851	903,936	1,527,650
49,644	13,282	38,886	37,438	4,565	133,388

43,019	18,833	16,682	16,946	16,901	71,220
89,447	36,095	20,123	24,353	35,096	121,899
33,150	11,499	7,100	6,499	4,068	35,457
1,900	684	4,238	6,568	12,700	38,530
31,283	25,659	25,399	25,875	24,020	34,867

3,080,639	1,035,974	592,734	496,015	1,425,622	3,633,729

$291,578,807	$101,382,286	$84,509,840	$85,345,635	$79,920,947	$501,269,779

$312,428,746	$110,439,225	$106,400,449	$109,290,722	$85,711,285	$542,159,499
1,612	(12,532)	(38,286)	(36,767)	(4,009)	(129,579)
(319,660)	639,256	(17,570,819)	(19,130,464)	(1,152,248)	(3,857,431)
(20,531,891)	(9,683,663)	(4,281,504)	(4,777,856)	(4,634,081)	(36,902,710)

$291,578,807	$101,382,286	$84,509,840	$85,345,635	$79,920,947	$501,269,779

$312,305,200	$111,114,208	$88,848,208	$90,185,986	$85,045,108	$538,573,662

45

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$170,445	$642,347

Shares outstanding (a)	18,136	70,302

Net asset value, offering price and redemption price per share	$9.40	$9.14

Class R5 shares:
Net assets	$4,153,886	$21,120,316

Shares outstanding (a)	442,496	2,313,302

Net asset value, offering price and redemption price per share	$9.39	$9.13

Service Class shares:
Net assets	$19,160,278	$36,457,307

Shares outstanding (a)	2,044,340	3,990,847

Net asset value, offering price and redemption price per share	$9.37	$9.14

Administrative Class shares:
Net assets	$62,204,128	$128,867,630

Shares outstanding (a)	6,634,798	14,098,313

Net asset value, offering price and redemption price per share	$9.38	$9.14

Class A shares:
Net assets	$113,692,844	$165,092,305

Shares outstanding (a)	12,143,359	18,061,807

Net asset value and redemption price per share	$9.36	$9.14

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$9.93	$9.70

Class R4 shares:
Net assets	$1,495,711	$1,692,614

Shares outstanding (a)	159,875	185,360

Net asset value, offering price and redemption price per share	$9.36	$9.13

Class R3 shares:
Net assets	$1,301,958	$5,137,873

Shares outstanding (a)	139,504	563,366

Net asset value, offering price and redemption price per share	$9.33	$9.12

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$299,761	$397,951	$597,853	$606,801	$3,874,253	$8,592,785

32,952	41,328	57,460	55,476	354,260	748,188

$9.10	$9.63	$10.40	$10.94	$10.94	$11.48

$8,746,419	$3,533,631	$757,194	$1,836,379	$1,583,418	$7,984,250

961,692	366,903	72,649	166,568	144,930	695,837

$9.09	$9.63	$10.42	$11.02	$10.93	$11.47

$25,551,906	$4,388,979	$19,899,338	$28,488,415	$9,798,722	$168,631,692

2,812,044	456,288	1,906,026	2,576,772	896,178	14,670,739

$9.09	$9.62	$10.44	$11.06	$10.93	$11.49

$127,156,963	$39,361,043	$30,387,252	$18,408,253	$10,450,957	$131,451,075

13,983,210	4,092,035	2,910,134	1,668,412	958,863	11,462,621

$9.09	$9.62	$10.44	$11.03	$10.90	$11.47

$124,585,044	$50,014,920	$20,228,046	$24,299,612	$18,792,447	$95,332,847

13,697,050	5,213,975	1,947,263	2,215,579	1,739,882	8,370,595

$9.10	$9.59	$10.39	$10.97	$10.80	$11.39

$9.66	$10.18	$11.02	$11.64	$11.46	$12.08

$1,481,070	$2,154,581	$4,325,409	$2,707,666	$14,210,427	$28,250,959

163,078	224,905	419,609	248,726	1,316,964	2,501,184

$9.08	$9.58	$10.31	$10.89	$10.79	$11.30

$3,757,644	$1,531,181	$8,314,748	$8,998,509	$21,210,723	$61,026,171

414,367	160,051	810,533	834,016	1,969,073	5,485,522

$9.07	$9.57	$10.26	$10.79	$10.77	$11.12

47

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$158,332,472	$488,273,156

Total investments	158,332,472	488,273,156

Receivables from:
Investments sold	510,732	1,499,944
Investment adviser (Note 3)	27,500	11,163
Fund shares sold	359,854	624,574
Interest and dividends	13,454	48,802
Prepaid expenses	32,513	35,604

Total assets	159,276,525	490,493,243

Liabilities:
Payables for:
Investments purchased	873,896	1,475,296
Fund shares repurchased	3,135	706,028
Trustees’ fees and expenses (Note 3)	7,627	111,461
Affiliates (Note 3):
Administration fees	27,102	70,023
Service fees	60,790	114,992
Shareholder service fees	8,689	33,574
Distribution fees	24,883	43,349
Accrued expense and other liabilities	24,947	34,115

Total liabilities	1,031,069	2,588,838

Net assets	$158,245,456	$487,904,405

Net assets consist of:
Paid-in capital	$173,200,018	$530,188,250
Undistributed (accumulated) net investment income (loss)	47,967	246,692
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,222,963)	3,155,042
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(13,779,566)	(45,685,579)

Net assets	$158,245,456	$487,904,405

(a) Cost of investments — affiliated issuers:	$172,112,038	$533,958,735

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$112,202,714	$284,804,598	$61,382,925	$107,628,440	$11,366,175

112,202,714	284,804,598	61,382,925	107,628,440	11,366,175

292,947	751,335	200,663	220,637	21,839
22,853	16,409	24,859	24,186	24,612
436,296	282,392	209,325	211,625	159,814
7,953	16,935	2,396	2,333	230
32,307	35,438	32,307	34,146	37,619

112,995,070	285,907,107	61,852,475	108,121,367	11,610,289

736,350	847,051	124,811	388,760	173,752
4,132	188,995	289,992	36,211	6,656
5,727	68,057	3,140	13,570	399

21,130	43,053	14,477	20,210	7,489
46,045	60,655	26,129	25,750	4,770
6,297	21,113	3,286	7,029	606
19,357	16,589	10,409	8,742	2,154
24,435	30,230	23,789	25,410	23,109

863,473	1,275,743	496,033	525,682	218,935

$112,131,597	$284,631,364	$61,356,442	$107,595,685	$11,391,354

$123,656,831	$308,565,707	$67,870,086	$119,098,307	$12,579,152
8,927	114,027	2,685	49,041	3,283
(642,879)	3,567,318	(197,146)	150,691	(57,444)
(10,891,282)	(27,615,688)	(6,319,183)	(11,702,354)	(1,133,637)

$112,131,597	$284,631,364	$61,356,442	$107,595,685	$11,391,354

$123,093,996	$312,420,286	$67,702,108	$119,330,794	$12,499,812

49

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Class I shares:
Net assets	$7,211,999	$6,086,696

Shares outstanding (a)	634,554	532,034

Net asset value, offering price and redemption price per share	$11.37	$11.44

Class R5 shares:
Net assets	$4,161,480	$7,509,642

Shares outstanding (a)	366,699	657,770

Net asset value, offering price and redemption price per share	$11.35	$11.42

Service Class shares:
Net assets	$20,249,948	$173,384,468

Shares outstanding (a)	1,782,578	15,169,920

Net asset value, offering price and redemption price per share	$11.36	$11.43

Administrative Class shares:
Net assets	$29,905,210	$126,583,516

Shares outstanding (a)	2,639,066	11,090,633

Net asset value, offering price and redemption price per share	$11.33	$11.41

Class A shares:
Net assets	$33,389,480	$83,066,699

Shares outstanding (a)	2,974,060	7,330,422

Net asset value and redemption price per share	$11.23	$11.33

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.92	$12.02

Class R4 shares:
Net assets	$21,377,234	$22,738,261

Shares outstanding (a)	1,904,619	2,011,368

Net asset value, offering price and redemption price per share	$11.22	$11.30

Class R3 shares:
Net assets	$41,950,105	$68,535,123

Shares outstanding (a)	3,746,968	6,143,727

Net asset value, offering price and redemption price per share	$11.20	$11.16

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$4,473,699	$2,610,866	$1,398,916	$1,123,118	$465,891

389,315	232,343	121,290	139,065	48,582

$11.49	$11.24	$11.53	$8.08	$9.59

$3,459,277	$2,715,400	$1,637,055	$973,813	$357,169

301,434	241,774	142,121	120,713	37,210

$11.48	$11.23	$11.52	$8.07	$9.60

$13,635,315	$101,768,453	$8,281,689	$37,898,722	$1,441,921

1,176,604	9,056,043	718,674	4,696,358	149,948

$11.59	$11.24	$11.52	$8.07	$9.62

$19,970,318	$85,749,423	$9,250,489	$27,377,903	$1,280,921

1,728,703	7,651,856	804,602	3,395,343	133,657

$11.55	$11.21	$11.50	$8.06	$9.58

$25,645,853	$48,821,941	$14,155,586	$16,516,277	$3,109,338

2,239,765	4,389,893	1,242,257	2,063,094	325,227

$11.45	$11.12	$11.40	$8.01	$9.56

$12.15	$11.80	$12.10	$8.50	$10.14

$14,047,156	$16,355,590	$9,264,010	$9,533,139	$894,199

1,226,952	1,474,986	813,966	1,192,381	93,593

$11.45	$11.09	$11.38	$8.00	$9.55

$30,899,979	$26,609,691	$17,368,697	$14,172,713	$3,841,915

2,707,692	2,432,270	1,529,432	1,784,213	403,185

$11.41	$10.94	$11.36	$7.94	$9.53

51

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2015*

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$430,942	$1,019,407

Total investment income	430,942	1,019,407

Expenses (Note 3):
Custody fees	26,354	26,349
Audit fees	29,397	29,500
Legal fees	1,000	1,000
Accounting & Administrative fees	54,641	55,700
Proxy fees	1,033	1,033
Shareholder reporting fees	12,887	17,866
Trustees’ fees	13,102	24,283
Registration and filing fees	52,955	54,054
Transfer agent fees	2,250	2,250

	193,619	212,035
Administration fees:
Class R5	3,209	17,983
Service Class	22,776	45,816
Administrative Class	75,618	158,947
Class A	138,379	215,078
Class R4	438	1,038
Class R3	723	1,592
Distribution fees:
Class R3	904	1,990
Service fees:
Class A	230,631	358,464
Class R4	547	1,297
Class R3	904	1,990
Shareholder service fees:
Service Class	7,592	15,272
Administrative Class	75,618	158,947
Class A	138,379	215,078

Total expenses	889,337	1,405,527
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(138)	(162)
Class R5 fees reimbursed by adviser	(3,197)	(5,530)
Service Class fees reimbursed by adviser	(15,139)	(9,408)
Administrative Class fees reimbursed by adviser	(50,243)	(32,525)
Class A fees reimbursed by adviser	(91,953)	(44,086)
Class R4 fees reimbursed by adviser	(229)	(166)
Class R3 fees reimbursed by adviser	(366)	(271)

Net expenses	728,072	1,313,379

Net investment income (loss)	(297,130)	(293,972)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	(773,556)	820,992
Realized gain distributions — affiliated issuers (Note 7)	201,192	781,522

Net realized gain (loss)	(572,364)	1,602,514

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(4,062,997)	(16,730,125)

Net change in unrealized appreciation (depreciation)	(4,062,997)	(16,730,125)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(4,635,361)	(15,127,611)

Net increase (decrease) in net assets resulting from operations	$(4,932,491)	$(15,421,583)

*	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$1,110,914	$339,696	$179,158	$217,877	$196,636	$1,490,046

1,110,914	339,696	179,158	217,877	196,636	1,490,046

25,998	25,991	26,351	26,351	26,349	26,354
29,459	29,337	29,324	29,332	29,319	29,605
800	300	500	500	181	1,000
55,257	54,024	53,441	53,544	53,797	56,243
1,033	1,033	1,033	1,033	1,033	1,033
15,910	10,086	9,077	9,623	8,840	21,845
19,965	6,898	5,392	6,183	4,886	34,222
54,357	53,121	49,448	50,113	47,797	55,533
2,250	2,250	2,250	2,250	2,250	2,250

205,029	183,040	176,816	178,929	174,452	228,085

7,489	3,753	673	1,291	1,225	4,838
29,858	5,964	23,712	34,944	11,269	209,851
158,829	48,738	36,389	24,724	11,048	158,596
166,443	64,508	24,176	30,157	23,572	118,072
591	1,182	5,199	3,321	20,219	37,548
1,867	706	9,376	13,858	24,544	84,754

2,334	882	11,720	17,322	30,680	105,943

277,405	107,514	40,294	50,262	39,287	196,787
739	1,477	6,498	4,151	25,273	46,935
2,334	882	11,720	17,322	30,680	105,943

9,953	1,988	7,904	11,648	3,756	69,950
158,829	48,738	36,389	24,724	11,048	158,596
166,443	64,508	24,176	30,157	23,572	118,072

1,188,143	533,880	415,042	442,810	430,625	1,643,970

(104)	(307)	(7,167)	(13,524)	(12,730)	(4,469)
(3,256)	(5,511)	(1,347)	(2,502)	(2,840)	(711)
(8,624)	(5,840)	(31,735)	(44,949)	(17,391)	(19,119)
(45,947)	(47,743)	(48,705)	(31,766)	(17,082)	(14,478)
(48,262)	(63,136)	(32,362)	(38,811)	(36,300)	(10,797)
(132)	(898)	(5,272)	(3,223)	(23,492)	(2,674)
(417)	(540)	(9,542)	(13,406)	(28,751)	(5,935)

1,081,401	409,905	278,912	294,629	292,039	1,585,787

29,513	(70,209)	(99,754)	(76,752)	(95,403)	(95,741)

2,467,139	1,462,687	(512,748)	(467,031)	(907,574)	2,551,862
974,123	446,327	93,064	121,444	127,438	1,235,945

3,441,262	1,909,014	(419,684)	(345,587)	(780,136)	3,787,807

(21,173,438)	(9,088,482)	(1,858,959)	(2,237,494)	(2,286,885)	(27,180,775)

(21,173,438)	(9,088,482)	(1,858,959)	(2,237,494)	(2,286,885)	(27,180,775)

(17,732,176)	(7,179,468)	(2,278,643)	(2,583,081)	(3,067,021)	(23,392,968)

$(17,702,663)	$(7,249,677)	$(2,378,397)	$(2,659,833)	$(3,162,424)	$(23,488,709)

53

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2015*

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$520,688	$1,872,974

Total investment income	520,688	1,872,974

Expenses (Note 3):
Custody fees	26,362	25,991
Audit fees	29,367	29,604
Legal fees	520	1,000
Accounting & Administrative fees	54,237	56,195
Proxy fees	1,033	1,033
Shareholder reporting fees	10,678	21,165
Trustees’ fees	9,433	33,787
Registration and filing fees	50,775	58,178
Transfer agent fees	2,250	2,250

	184,655	229,203
Administration fees:
Class R5	3,147	4,527
Service Class	19,963	211,895
Administrative Class	32,642	151,901
Class A	38,713	101,007
Class R4	30,108	32,680
Class R3	45,727	98,053
Distribution fees:
Class R3	57,159	122,567
Service fees:
Class A	64,522	168,345
Class R4	37,635	40,850
Class R3	57,159	122,567
Shareholder service fees:
Service Class	6,654	70,632
Administrative Class	32,642	151,901
Class A	38,713	101,007

Total expenses	649,439	1,607,135
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(19,496)	(5,680)
Class R5 fees reimbursed by adviser	(4,719)	(676)
Service Class fees reimbursed by adviser	(20,097)	(21,127)
Administrative Class fees reimbursed by adviser	(32,659)	(14,987)
Class A fees reimbursed by adviser	(38,688)	(9,937)
Class R4 fees reimbursed by adviser	(22,621)	(2,410)
Class R3 fees reimbursed by adviser	(34,849)	(7,233)

Net expenses	476,310	1,545,085

Net investment income (loss)	44,378	327,889

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	(1,378,550)	6,549,248
Realized gain distributions — affiliated issuers (Note 7)	438,506	1,540,817

Net realized gain (loss)	(940,044)	8,090,065

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(8,209,566)	(35,999,791)

Net change in unrealized appreciation (depreciation)	(8,209,566)	(35,999,791)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(9,149,610)	(27,909,726)

Net increase (decrease) in net assets resulting from operations	$(9,105,232)	$(27,581,837)

*	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$397,028	$1,037,636	$202,766	$358,174	$33,981

397,028	1,037,636	202,766	358,174	33,981

25,998	26,001	26,001	26,000	26,036
29,341	29,473	29,309	29,343	29,276
341	800	201	300	32
53,999	54,904	53,700	53,629	53,485
1,033	1,033	1,033	1,033	1,033
9,623	15,580	8,371	10,026	7,309
6,984	20,539	3,824	7,600	525
48,799	54,654	47,279	51,867	48,195
2,250	2,250	2,250	2,250	2,250

178,368	205,234	171,968	182,048	168,141

2,449	1,705	1,301	637	224
13,455	126,477	8,710	43,757	1,461
22,047	100,932	9,220	30,239	1,137
29,484	59,851	16,286	18,358	2,817
18,550	22,458	11,999	13,023	1,084
38,127	37,094	21,088	19,609	3,922

47,659	46,367	26,360	24,511	4,902

49,139	99,751	27,144	30,596	4,695
23,188	28,072	14,998	16,279	1,355
47,659	46,367	26,360	24,511	4,902

4,485	42,159	2,903	14,586	487
22,047	100,932	9,220	30,239	1,137
29,484	59,851	16,286	18,358	2,817

526,141	977,250	363,843	466,751	199,081

(16,392)	(11,272)	(19,327)	(25,905)	(4,894)
(3,953)	(741)	(4,569)	(1,116)	(5,776)
(14,500)	(34,629)	(20,462)	(51,090)	(25,085)
(23,685)	(27,854)	(21,690)	(35,296)	(19,534)
(31,634)	(16,486)	(38,191)	(21,430)	(48,370)
(15,006)	(4,772)	(21,188)	(11,401)	(13,962)
(30,924)	(7,837)	(37,291)	(17,163)	(50,518)

390,047	873,659	201,125	303,350	30,942

6,981	163,977	1,641	54,824	3,039

(867,566)	5,869,629	(356,816)	298,032	(92,401)
386,523	1,051,076	240,081	447,968	44,112

(481,043)	6,920,705	(116,735)	746,000	(48,289)

(7,006,214)	(23,680,036)	(4,148,940)	(7,796,463)	(857,499)

(7,006,214)	(23,680,036)	(4,148,940)	(7,796,463)	(857,499)

(7,487,257)	(16,759,331)	(4,265,675)	(7,050,463)	(905,788)

$(7,480,276)	$(16,595,354)	$(4,264,034)	$(6,995,639)	$(902,749)

55

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$5,337,785	$9,388,710

Total investment income	5,337,785	9,388,710

Expenses (Note 3):
Investment advisory fees	25,812	51,770
Custody fees	36,563	36,549
Audit fees	28,862	29,000
Legal fees	12,891	25,820
Proxy fees	1,028	1,028
Shareholder reporting fees	14,837	24,936
Trustees’ fees	15,135	30,467
Registration and filing fees	8,332	8,332
Transfer agent fees	2,250	2,250

	145,710	210,152
Administration fees:
Class I*	36	46
Class R5	4,160	22,573
Service Class	28,516	77,386
Administrative Class	111,985	257,789
Class L	-	-
Class A	239,006	376,251
Class R4*	177	166
Class R3	177 *	166 *
Distribution fees:
Class R3	192 *	192 *
Service fees:
Class A	330,833	533,310
Class R4*	192	192
Class R3	192 *	192 *
Shareholder service fees:
Service Class	6,920	19,519
Administrative Class	70,341	164,466
Class A	149,964	240,900

Total expenses	1,088,401	1,903,300
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(81)	(49)
Class R5 fees reimbursed by adviser	(1,990)	(2,592)
Service Class fees reimbursed by adviser	(9,977)	(6,252)
Administrative Class fees reimbursed by adviser	(33,128)	(17,510)
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	(70,368)	(25,578)
Class R4 fees reimbursed by adviser*	(54)	(12)
Class R3 fees reimbursed by adviser	(54)*	(12)*

Net expenses	972,749	1,851,295

Net investment income (loss)	4,365,036	7,537,415

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	6,502,521	28,254,352
Realized gain distributions — affiliated issuers (Note 7)	3,708,700	12,904,160

Net realized gain (loss)	10,211,221	41,158,512

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(6,588,374)	(32,833,992)

Net change in unrealized appreciation (depreciation)	(6,588,374)	(32,833,992)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,622,847	8,324,520

Net increase (decrease) in net assets resulting from operations	$7,987,883	$15,861,935

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund		MassMutual RetireSMART 2020 Fund

$6,923,264	$2,008,091	$2,061,318	$2,309,717	$1,268,118		$11,297,555

6,923,264	2,008,091	2,061,318	2,309,717	1,268,118		11,297,555

41,359	12,715	10,472	13,258	2,730		57,344
35,786	35,742	36,551	36,702	36,617		36,689
28,945	28,798	28,783	28,793	28,755		29,036
20,728	6,432	5,043	6,562	1,389		28,135
1,028	1,028	1,028	1,028	1,028		1,028
20,888	9,822	8,788	9,815	6,725		27,543
24,324	7,670	6,134	7,558	2,372		34,925
8,332	8,039	1,955	1,955	1,110		2,039
2,250	2,250	2,250	2,250	2,250		2,250

183,640	112,496	101,004	107,921	82,976		218,989

30	86	1,402	2,795	3,123		2,398
9,769	8,284	529 *	383 *	441	*	879 *
41,279	9,831	48,914	90,503	28,105		346,188
250,956	83,271	69,726	42,733	18,165		206,088
-	-	11,032 **	6,495 **	2,437	**	60,626 **
320,686	129,814	50,290	57,410	25,998		198,164
169	200	2,644	3,022	20,924		18,752
169 *	199 *	5,362	12,741	20,695	*	57,591

191 *	191 *	4,820	11,761	14,916	*	65,844

433,835	151,026	52,444	59,826	21,327		240,499
192	192	2,384	2,848	15,080		21,907
191 *	191 *	4,820	11,761	14,916	*	65,844

10,070	2,006	9,073	16,538	4,059		79,199
154,318	44,799	40,001	24,930	8,885		155,587
195,335	68,945	23,862	27,199	10,192		109,703

1,600,830	611,531	428,307	478,866	292,239		1,848,258

(37)	(124)	(2,277)	(5,268)	(5,693)		(1,602)
(1,672)	(4,280)	(375)*	(289)*	(473	)*	(79)*
(5,012)	(3,884)	(22,683)	(39,740)	(29,410)		(12,641)
(25,509)	(29,726)	(33,341)	(20,099)	(16,478)		(8,438)
-	-	-	-	(2,429	)**	-
(32,192)	(46,072)	(19,891)	(21,888)	(23,678)		(5,931)
(18)	(66)	(1,195)	(1,384)	(15,982)		(772)
(18)*	(66)*	(2,386)	(5,403)	(15,808	)*	(2,220)

1,536,372	527,313	346,159	384,795	182,288		1,816,575

5,386,892	1,480,778	1,715,159	1,924,922	1,085,830		9,480,980

31,965,588	10,624,703	3,360,009	6,307,399	701,332		39,928,845
14,113,076	5,507,192	1,650,808	2,335,171	1,552,970		18,015,759

46,078,664	16,131,895	5,010,817	8,642,570	2,254,302		57,944,604

(40,495,971)	(14,001,197)	(3,732,101)	(6,322,365)	(2,480,490)		(49,347,063)

(40,495,971)	(14,001,197)	(3,732,101)	(6,322,365)	(2,480,490)		(49,347,063)

5,582,693	2,130,698	1,278,716	2,320,205	(226,188)		8,597,541

$10,969,585	$3,611,476	$2,993,875	$4,245,127	$859,642		$18,078,521

57

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$2,080,976	$10,660,964

Total investment income	2,080,976	10,660,964

Expenses (Note 3):
Investment advisory fees	3,783	51,856
Custody fees	36,561	35,775
Audit fees	28,766	29,019
Legal fees	1,898	25,575
Proxy fees	1,028	1,028
Shareholder reporting fees	7,223	25,806
Trustees’ fees	3,572	32,666
Registration and filing fees	1,110	2,039
Transfer agent fees	2,250	2,250

	86,191	206,014
Administration fees:
Class I*	4,671	2,848
Class R5*	905	785
Service Class	27,068	335,215
Administrative Class	38,169	190,335
Class L**	5,335	50,920
Class A	31,975	169,463
Class R4*	21,147	20,063
Class R3	26,082 *	70,639
Distribution fees:
Class R3	22,284 *	80,490
Distribution and Service fees:
Class A	30,709	204,644
Class R4*	18,068	23,384
Class R3	22,284 *	80,490
Shareholder service fees:
Service Class	4,650	77,074
Administrative Class	22,709	140,039
Class A	14,965	93,555

Total expenses	377,212	1,745,958
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(10,021)	(2,150)
Class R5 fees reimbursed by adviser*	(932)	(82)
Service Class fees reimbursed by adviser	(24,567)	(12,908)
Administrative Class fees reimbursed by adviser	(31,354)	(8,107)
Class L fees reimbursed by adviser**	(3,890)	-
Class A fees reimbursed by adviser	(25,280)	(5,364)
Class R4 fees reimbursed by adviser*	(14,325)	(899)
Class R3 fees reimbursed by adviser	(17,646)*	(2,943)

Net expenses	249,197	1,713,505

Net investment income (loss)	1,831,779	8,947,459

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	1,229,904	40,778,855
Realized gain distributions — affiliated issuers (Note 7)	3,887,181	21,383,719

Net realized gain (loss)	5,117,085	62,162,574

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(6,151,367)	(55,964,303)

Net change in unrealized appreciation (depreciation)	(6,151,367)	(55,964,303)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,034,282)	6,198,271

Net increase (decrease) in net assets resulting from operations	$797,497	$15,145,730

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$1,392,019	$6,162,458	$698,664	$1,970,670	$78,831

1,392,019	6,162,458	698,664	1,970,670	78,831

3,081	33,684	1,563	10,308	139
35,732	35,882	35,831	35,741	30,103
28,755	28,910	28,744	28,792	26,289
1,549	16,571	805	5,173	392
1,028	1,028	1,028	1,028	1,028
6,770	18,421	6,198	9,068	5,018
2,747	20,763	1,439	6,763	125
1,110	1,955	1,110	1,743	5,048
2,250	2,250	2,250	2,250	2,250

83,022	159,464	78,968	100,866	70,392

5,124	3,683	5,638	4,488	1,716
899	393	735	268	2,078
24,444	222,673	22,799	92,307	16,266
28,570	127,458	13,279	42,294	8,840
3,367	33,908	1,083	5,883	81
27,241	104,559	20,762	29,046	7,255
12,639	14,679	8,676	10,782	6,605
26,041 *	27,742	18,866 *	18,256	12,934 *

19,990 *	29,505	10,861 *	16,484	1,330 *

23,643	122,825	13,788	30,132	843
9,702	16,487	4,995	10,146	679
19,990 *	29,505	10,861 *	16,484	1,330 *

3,717	49,281	2,655	17,124	336
14,767	91,097	5,018	24,523	552
11,355	55,916	6,639	14,248	449

314,511	1,089,175	225,623	433,331	131,686

(9,328)	(4,761)	(11,687)	(9,743)	(3,716)
(910)	(99)	(1,066)	(231)	(4,305)
(23,547)	(26,099)	(34,085)	(54,350)	(39,200)
(24,082)	(16,332)	(17,221)	(25,524)	(18,969)
(2,958)	-	(1,830)	(1,697)	(848)
(22,655)	(9,941)	(27,738)	(15,626)	(15,858)
(8,843)	(1,818)	(9,727)	(5,659)	(13,122)
(18,196)*	(3,025)	(21,135)*	(8,941)	(25,698)*

203,992	1,027,100	101,134	311,560	9,970

1,188,027	5,135,358	597,530	1,659,110	68,861

1,415,599	26,370,671	833,533	8,013,241	28,760
3,113,110	14,000,407	1,819,166	5,257,755	215,266

4,528,709	40,371,078	2,652,699	13,270,996	244,026

(4,796,808)	(35,358,199)	(2,813,190)	(11,461,939)	(289,073)

(4,796,808)	(35,358,199)	(2,813,190)	(11,461,939)	(289,073)

(268,099)	5,012,879	(160,491)	1,809,057	(45,047)

$919,928	$10,148,237	$437,039	$3,468,167	$23,814

59

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(297,130)	$4,365,036	$3,831,830
Net realized gain (loss) on investment transactions	(572,364)	10,211,221	9,832,846
Net change in unrealized appreciation (depreciation) on investments	(4,062,997)	(6,588,374)	(652,975)

Net increase (decrease) in net assets resulting from operations	(4,932,491)	7,987,883	13,011,701

Distributions to shareholders (Note 2):
From net investment income:
Class I*	-	(5,781)	-
Class R5	-	(106,126)	(82,049)
Service Class	-	(577,477)	(343,965)
Administrative Class	-	(1,625,210)	(1,554,532)
Class A	-	(2,965,531)	(2,980,876)
Class R4*	-	(2,577)	-
Class R3*	-	(2,384)	-

Total distributions from net investment income	-	(5,285,086)	(4,961,422)

From net realized gains:
Class I*	(2,450)	(7,429)	-
Class R5	(58,573)	(161,105)	(105,757)
Service Class	(267,771)	(864,969)	(439,437)
Administrative Class	(920,419)	(2,659,331)	(2,681,551)
Class A	(1,662,941)	(5,519,000)	(5,616,192)
Class R4*	(10,202)	(4,325)	-
Class R3*	(15,856)	(4,321)	-

Total distributions from net realized gains	(2,938,212)	(9,220,480)	(8,842,937)

Net fund share transactions (Note 5):
Class I*	(27,709)	215,473	-
Class R5	386,303	971,623	335,607
Service Class	(1,749,146)	9,595,181	10,027,673
Administrative Class	2,319,249	2,432,237	(11,715,533)
Class A	(7,238,800)	(2,875,411)	(31,488,367)
Class R4*	1,427,951	107,002	-
Class R3*	1,256,454	106,705	-

Increase (decrease) in net assets from fund share transactions	(3,625,698)	10,552,810	(32,840,620)

Total increase (decrease) in net assets	(11,496,401)	4,035,127	(33,633,278)
Net assets
Beginning of year	213,675,651	209,640,524	243,273,802

End of year	$202,179,250	$213,675,651	$209,640,524

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(30,685)	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(617)	$(18,622)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART Moderate Fund			MassMutual RetireSMART Moderate Growth Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$(293,972)	$7,537,415	$6,215,338	$29,513	$5,386,892	$4,015,230
1,602,514	41,158,512	34,711,094	3,441,262	46,078,664	33,364,789
(16,730,125)	(32,833,992)	19,979,641	(21,173,438)	(40,495,971)	31,957,256

(15,421,583)	15,861,935	60,906,073	(17,702,663)	10,969,585	69,337,275

-	(20,479)	-	-	(8,710)	-
-	(662,843)	(486,353)	-	(263,126)	(125,266)
-	(1,311,867)	(880,643)	-	(741,792)	(494,392)
-	(3,598,318)	(3,979,176)	-	(3,385,517)	(3,379,733)
-	(4,591,017)	(4,865,456)	-	(3,480,392)	(4,106,965)
-	(2,547)	-	-	(2,455)	-
-	(2,352)	-	-	(2,261)	-

-	(10,189,423)	(10,211,628)	-	(7,884,253)	(8,106,356)

(19,085)	(49,649)	-	(12,265)	(32,178)	-
(633,533)	(2,057,321)	(962,364)	(364,060)	(1,197,944)	(269,576)
(1,056,939)	(4,528,612)	(1,765,034)	(973,066)	(3,600,715)	(1,114,918)
(3,960,072)	(12,593,588)	(10,510,073)	(5,303,227)	(16,883,776)	(9,738,356)
(5,087,070)	(18,110,223)	(14,971,828)	(5,217,965)	(20,273,277)	(13,639,579)
(41,202)	(9,043)	-	(53,191)	(12,596)	-
(80,871)	(9,037)	-	(128,582)	(12,587)	-

(10,878,772)	(37,357,473)	(28,209,299)	(12,052,356)	(42,013,073)	(24,762,429)

(38,402)	801,339	-	12,005	360,535	-
(1,372,435)	8,561,105	14,832,555	(368,671)	6,457,124	(2,825,087)
(10,563,962)	21,784,241	27,586,997	(907,222)	14,524,346	16,223,995
45,767	(1,577,332)	(3,185,845)	5,165,642	19,998,297	1,745,485
(22,475,842)	(1,211,211)	(125,038,985)	(19,812,669)	(8,032,034)	(77,751,683)
1,718,684	111,691	-	1,545,547	115,152	-
5,300,086	111,589	-	4,064,704	114,948	-

(27,386,104)	28,581,422	(85,805,278)	(10,300,664)	33,538,368	(62,607,290)

(53,686,459)	(3,103,539)	(63,320,132)	(40,055,683)	(5,389,373)	(26,138,800)

412,696,851	415,800,390	479,120,522	331,634,490	337,023,863	363,162,663

$359,010,392	$412,696,851	$415,800,390	$291,578,807	$331,634,490	$337,023,863

$(61,271)	$11,774	$-	$1,612	$46,512	$-

$-	$-	$(37,946)	$-	$-	$(28,502)

61

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Growth Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(70,209)	$1,480,778	$971,865
Net realized gain (loss) on investment transactions	1,909,014	16,131,895	7,762,794
Net change in unrealized appreciation (depreciation) on investments	(9,088,482)	(14,001,197)	11,475,655

Net increase (decrease) in net assets resulting from operations	(7,249,677)	3,611,476	20,210,314

Distributions to shareholders (Note 2):
From net investment income:
Class I*	-	(7,476)	-
Class R5	-	(129,949)	(99,159)
Service Class	-	(133,738)	(79,854)
Administrative Class	-	(879,198)	(811,282)
Class L	-	-	-
Class A	-	(1,174,417)	(1,250,595)
Class R4*	-	(2,158)	-
Class R3	-	(1,964)*	-

Total distributions from net investment income	-	(2,328,900)	(2,240,890)

From net realized gains:
Class I*	(11,624)	(30,649)	-
Class R5	(172,854)	(696,100)	(150,098)
Service Class	(237,486)	(716,306)	(121,545)
Administrative Class	(2,002,303)	(4,969,620)	(1,553,728)
Class A	(2,477,496)	(7,513,295)	(2,639,839)
Class R4*	(106,251)	(12,537)	-
Class R3	(65,600)	(12,529)*	-

Total distributions from net realized gains	(5,073,614)	(13,951,036)	(4,465,210)

Net fund share transactions (Note 5):
Class I*	123,170	348,381	-
Class R5	(1,582,856)	1,986,478	2,127,268
Service Class	(1,009,850)	3,102,085	3,291,972
Administrative Class	4,085,730	9,349,154	3,946,016
Class L	-	-	-
Class A	(4,225,479)	5,824,208	5,640,609
Class R4*	2,375,984	114,797	-
Class R3	1,600,641	114,693 *	-

Increase (decrease) in net assets from fund share transactions	1,367,340	20,839,796	15,005,865

Total increase (decrease) in net assets	(10,955,951)	8,171,336	28,510,079
Net assets
Beginning of year	112,338,237	104,166,901	75,656,822

End of year	$101,382,286	$112,338,237	$104,166,901

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(12,532)	$523	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(6,178)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART In Retirement Fund				MassMutual RetireSMART 2010 Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended December 31, 2013

$(99,754)	$1,715,159		$1,461,001	$(76,752)	$1,924,922		$1,856,928
(419,684)	5,010,817		5,766,515	(345,587)	8,642,570		7,972,328
(1,858,959)	(3,732,101)		(1,511,299)	(2,237,494)	(6,322,365)		547,814

(2,378,397)	2,993,875		5,716,217	(2,659,833)	4,245,127		10,377,070

(18,091)	(117,788)		-	(22,681)	(320,644)		-
(20,063)	(2,570	)*	-	(56,263)	(3,036	)*	-
(501,647)	(497,033)		(724,327)	(802,865)	(913,758)		(1,509,627)
(765,142)	(845,297)		(420,977)	(528,443)	(616,051)		(234,634)
-	-	***	(525,072)	-	-	***	(217,057)
(458,259)	(418,614)		(459,269)	(648,843)	(587,758)		(484,962)
(106,699)	(37,529)		-	(64,810)	(59,476)		-
(167,521)	(74,994)		(2,112)	(256,710)	(208,865)		(16,040)

(2,037,422)	(1,993,825)		(2,131,757)	(2,380,615)	(2,709,588)		(2,462,320)

-	-		-	-	-		-
-	-		-	-	-		-
-	-		-	-	-		-
-	-		-	-	-		-
-	-		-	-	-		-
-	-		-	-	-		-
-	-		-	-	-		-

-	-		-	-	-		-

(3,992,697)	4,751,162		-	(10,809,753)	11,700,658		-
(160,211)	953,538	*	-	410,630	1,565,758	*	-
(1,140,026)	(4,960,780)		1,216,256	(1,322,562)	(32,964,754)		292,785
(1,666,666)	16,113,112		2,935,887	(4,444,497)	12,989,063		1,221,376
-	(19,982,035	)***	(10,129,021)	-	(10,487,566	)***	(2,106,030)
612,614	(257,611)		(5,181,559)	3,941,889	(991,646)		(5,102,147)
2,844,000	1,795,829		-	937,932	1,984,492		-
3,622,429	5,076,219		(17,026)	1,608,396	7,151,902		(319,035)

119,443	3,489,434		(11,175,463)	(9,677,965)	(9,052,093)		(6,013,051)

(4,296,376)	4,489,484		(7,591,003)	(14,718,413)	(7,516,554)		1,901,699

88,806,216	84,316,732		91,907,735	100,064,048	107,580,602		105,678,903

$84,509,840	$88,806,216		$84,316,732	$85,345,635	$100,064,048		$107,580,602

$(38,286)	$2,067,351		$1,956,400	$(36,767)	$2,417,274		$2,674,959

$-	$-		$-	$-	$-		$-

63

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2015 Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(95,403)	$1,085,830	$348,983
Net realized gain (loss) on investment transactions	(780,136)	2,254,302	1,367,325
Net change in unrealized appreciation (depreciation) on investments	(2,286,885)	(2,480,490)	88,061

Net increase (decrease) in net assets resulting from operations	(3,162,424)	859,642	1,804,369

Distributions to shareholders (Note 2):
From net investment income:
Class I*	-	(162,562)	-
Class R5*	-	(33,358)	-
Service Class	-	(207,145)	(285,305)
Administrative Class	-	(278,088)	(6,926)
Class L***	-	-	(93,587)
Class A	-	(225,888)	(151,477)
Class R4*	-	(263,006)	-
Class R3	-	(247,325)*	-

Total distributions from net investment income	-	(1,417,372)	(537,295)

From net realized gains:
Class I*	(64,252)	(131,614)	-
Class R5*	(26,151)	(17,358)	-
Service Class	(159,611)	(208,058)	(471,732)
Administrative Class	(140,813)	(255,567)	(11,236)
Class L***	-	-	(153,103)
Class A	(342,266)	(235,778)	(240,138)
Class R4*	(226,876)	(260,433)	-
Class R3	(339,749)	(250,601)*	-

Total distributions from net realized gains	(1,299,718)	(1,359,409)	(876,209)

Net fund share transactions (Note 5):
Class I*	(2,025,649)	6,402,167	-
Class R5*	498,885	1,235,259	-
Service Class	1,857,396	(2,242,791)	4,370,904
Administrative Class	(204,832)	11,246,090	132,345
Class L***	-	(3,534,346)	3,156,300
Class A	9,790,903	4,391,600	4,842,499
Class R4*	3,757,765	11,745,598	-
Class R3	10,863,431	12,156,710 *	-

Increase (decrease) in net assets from fund share transactions	24,537,899	41,400,287	12,502,048

Total increase (decrease) in net assets	20,075,757	39,483,148	12,892,913
Net assets
Beginning of year	59,845,190	20,362,042	7,469,129

End of year	$79,920,947	$59,845,190	$20,362,042

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(4,009)	$4,565	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(765)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART 2020 Fund			MassMutual RetireSMART 2025 Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$(95,741)	$9,480,980	$6,771,133	$44,378	$1,831,779	$392,183
3,787,807	57,944,604	40,411,063	(940,044)	5,117,085	1,870,976
(27,180,775)	(49,347,063)	21,612,146	(8,209,566)	(6,151,367)	443,943

(23,488,709)	18,078,521	68,794,342	(9,105,232)	797,497	2,707,102

(238,640)	(923,254)	-	-	(374,741)	-
(220,162)	(2,533)	-	-	(119,272)	-
(4,361,683)	(4,217,250)	(4,059,425)	-	(245,928)	(310,650)
(3,383,595)	(3,197,654)	(684,063)	-	(629,140)	(17,483)
-	-	(1,415,977)	-	-	(190,179)
(2,257,123)	(1,961,413)	(1,384,527)	-	(382,284)	(174,655)
(756,557)	(353,136)	-	-	(368,593)	-
(1,553,156)	(1,024,492)	(30,442)	-	(436,673)*	-

(12,770,916)	(11,679,732)	(7,574,434)	-	(2,556,631)	(692,967)

-	-	-	(133,615)	(332,873)	-
-	-	-	(79,637)	(69,378)	-
-	-	-	(382,732)	(224,103)	(396,941)
-	-	-	(538,705)	(629,674)	(22,830)
-	-	-	-	-	(254,251)
-	-	-	(667,376)	(386,670)	(227,566)
-	-	-	(383,137)	(341,266)	-
-	-	-	(783,374)	(428,587)*	-

-	-	-	(2,968,576)	(2,412,551)	(901,588)

(37,556,746)	47,460,119	-	(6,605,288)	14,950,622	-
3,993,232	4,675,140	-	115,692	4,592,788	-
(8,853,148)	(47,990,477)	24,107,105	11,621,044	(1,370,191)	9,032,587
(1,412,930)	98,051,234	10,330,971	5,620,852	26,619,717	544,289
-	(89,483,969)	(18,586,638)	-	(7,277,306)	5,509,593
14,788,536	(5,927,912)	(10,450,270)	19,107,578	10,380,395	5,027,993
12,955,381	18,004,634	-	6,414,329	17,294,014	-
16,582,960	47,258,238	(685,538)	26,461,617	19,970,607 *	-

497,285	72,047,007	4,715,630	62,735,824	85,160,646	20,114,462

(35,762,340)	78,445,796	65,935,538	50,662,016	80,988,961	21,227,009

537,032,119	458,586,323	392,650,785	107,583,440	26,594,479	5,367,470

$501,269,779	$537,032,119	$458,586,323	$158,245,456	$107,583,440	$26,594,479

$(129,579)	$12,933,714	$11,568,011	$47,967	$17,087	$-

$-	$-	$-	$-	$-	$(742)

65

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2030 Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$327,889	$8,947,459	$5,456,820
Net realized gain (loss) on investment transactions	8,090,065	62,162,574	38,766,982
Net change in unrealized appreciation (depreciation) on investments	(35,999,791)	(55,964,303)	29,631,179

Net increase (decrease) in net assets resulting from operations	(27,581,837)	15,145,730	73,854,981

Distributions to shareholders (Note 2):
From net investment income:
Class I*	-	(2,175,304)	-
Class R5*	-	(116,978)	-
Service Class	-	(7,601,321)	(4,421,015)
Administrative Class	-	(5,220,216)	(891,269)
Class L***	-	-	(1,207,014)
Class A	-	(3,028,054)	(1,074,884)
Class R4*	-	(712,810)	-
Class R3	-	(2,223,599)	(29,910)

Total distributions from net investment income	-	(21,078,282)	(7,624,092)

From net realized gains:
Class I*	(204,551)	(131,039)	-
Class R5*	(264,925)	(10,601)	-
Service Class	(6,152,806)	(457,063)	-
Administrative Class	(4,490,101)	(325,433)	-
Class L***	-	-	-
Class A	(3,058,421)	(185,017)	-
Class R4*	(819,514)	(43,204)	-
Class R3	(2,385,918)	(144,098)	-

Total distributions from net realized gains	(17,376,236)	(1,296,455)	-

Net fund share transactions (Note 5):
Class I*	(47,461,912)	55,860,111	-
Class R5*	3,997,746	4,491,249	-
Service Class	1,314,866	(22,932,383)	22,293,097
Administrative Class	4,407,029	88,658,829	10,868,198
Class L***	-	(73,642,028)	(13,307,297)
Class A	18,396,163	(4,335,541)	(6,615,738)
Class R4*	6,946,428	18,892,276	-
Class R3	17,788,856	56,129,770	(127,870)

Increase (decrease) in net assets from fund share transactions	5,389,176	123,122,283	13,110,390

Total increase (decrease) in net assets	(39,568,897)	115,893,276	79,341,279
Net assets
Beginning of year	527,473,302	411,580,026	332,238,747

End of year	$487,904,405	$527,473,302	$411,580,026

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$246,692	$27,920	$8,280,724

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART 2035 Fund			MassMutual RetireSMART 2040 Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013

$6,981	$1,188,027	$284,232	$163,977	$5,135,358	$3,210,199
(481,043)	4,528,709	1,365,385	6,920,705	40,371,078	25,684,381
(7,006,214)	(4,796,808)	802,422	(23,680,036)	(35,358,199)	21,499,837

(7,480,276)	919,928	2,452,039	(16,595,354)	10,148,237	50,394,417

-	(286,746)	-	-	(1,671,092)	-
-	(70,437)	-	-	(46,756)	-
-	(159,824)	(241,928)	-	(4,127,853)	(3,258,254)
-	(426,599)	(30,212)	-	(3,026,329)	(590,161)
-	-	(118,249)	-	-	(894,616)
-	(249,986)	(148,649)	-	(1,547,925)	(789,308)
-	(182,471)	-	-	(434,195)	-
-	(342,716)*	-	-	(690,600)	(38,966)

-	(1,718,779)	(539,038)	-	(11,544,750)	(5,571,305)

(94,983)	(366,251)	-	(98,697)	(1,272,067)	-
(77,406)	(60,953)	-	(109,388)	(50,240)	-
(292,394)	(214,174)	(218,997)	(4,115,618)	(3,175,407)	-
(417,126)	(572,686)	(28,974)	(3,426,895)	(2,405,757)	-
-	-	(113,956)	-	-	-
(614,400)	(373,417)	(136,859)	(2,070,850)	(1,235,311)	-
(310,856)	(244,667)	-	(659,266)	(337,421)	-
(668,358)	(495,270)*	-	(1,069,339)	(607,271)	-

(2,475,523)	(2,327,418)	(498,786)	(11,550,053)	(9,083,474)	-

(6,843,103)	12,160,626	-	(43,358,418)	48,492,693	-
965,012	2,970,316	-	1,254,429	1,886,371	-
7,691,810	(2,470,886)	6,896,333	(3,965,732)	(22,243,011)	7,566,006
3,270,719	17,816,693	889,940	8,678,553	60,491,759	9,759,515
-	(4,821,324)	3,464,149	-	(49,444,833)	(3,817,810)
16,028,796	6,030,011	4,582,317	11,133,295	(3,128,362)	(6,748,893)
6,630,891	9,167,391	-	6,168,932	12,753,693	-
17,831,463	16,906,823 *	-	7,913,751	19,215,508	126,388

45,575,588	57,759,650	15,832,739	(12,175,190)	68,023,818	6,885,206

35,619,789	54,633,381	17,246,954	(40,320,597)	57,543,831	51,708,318

76,511,808	21,878,427	4,631,473	324,951,961	267,408,130	215,699,812

$112,131,597	$76,511,808	$21,878,427	$284,631,364	$324,951,961	$267,408,130

$8,927	$3,703	$-	$114,027	$-	$4,094,608

$-	$-	$(611)	$-	$(5,535)	$-

67

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2045 Fund
	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,641	$597,530	$121,099
Net realized gain (loss) on investment transactions	(116,735)	2,652,699	763,705
Net change in unrealized appreciation (depreciation) on investments	(4,148,940)	(2,813,190)	570,954

Net increase (decrease) in net assets resulting from operations	(4,264,034)	437,039	1,455,758

Distributions to shareholders (Note 2):
From net investment income:
Class I*	-	(158,695)	-
Class R5*	-	(40,020)	-
Service Class	-	(117,304)	(130,030)
Administrative Class	-	(138,816)	(7,490)
Class L***	-	-	(32,933)
Class A	-	(142,448)	(78,929)
Class R4*	-	(91,143)	-
Class R3	-	(193,328)*	-

Total distributions from net investment income	-	(881,754)	(249,382)

From net realized gains:
Class I*	(30,267)	(221,767)	-
Class R5*	(41,589)	(38,504)	-
Service Class	(205,140)	(173,726)	(160,387)
Administrative Class	(211,038)	(204,530)	(9,485)
Class L***	-	-	(43,332)
Class A	(372,444)	(227,829)	(102,348)
Class R4*	(231,649)	(132,241)	-
Class R3	(404,060)	(293,553)*	-

Total distributions from net realized gains	(1,496,187)	(1,292,150)	(315,552)

Net fund share transactions (Note 5):
Class I*	(5,239,009)	6,990,844	-
Class R5*	116,480	1,768,264	-
Service Class	3,718,615	(125,215)	3,612,942
Administrative Class	3,789,847	6,220,485	166,436
Class L***	-	(1,439,247)	914,201
Class A	8,324,046	3,836,142	2,554,206
Class R4*	4,859,081	5,566,091	-
Class R3	9,450,620	10,158,576 *	-

Increase (decrease) in net assets from fund share transactions	25,019,680	32,975,940	7,247,785

Total increase (decrease) in net assets	19,259,459	31,239,075	8,138,609
Net assets
Beginning of year	42,096,983	10,857,908	2,719,299

End of year	$61,356,442	$42,096,983	$10,857,908

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,685	$-	$20

Distributions in excess of net investment income included in net assets at end of year	$-	$(114)	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.
+	Fund commenced operations on September 17, 2013.

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART 2050 Fund			MassMutual RetireSMART 2055 Fund
Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended September 30, 2015**	Year Ended December 31, 2014	Period Ended December 31, 2013+

$54,824	$1,659,110	$900,464	$3,039	$68,861	$11,831
746,000	13,270,996	7,467,989	(48,289)	244,026	50,966
(7,796,463)	(11,461,939)	5,917,052	(857,499)	(289,073)	12,935

(6,995,639)	3,468,167	14,285,505	(902,749)	23,814	75,732

-	(482,529)	-	-	(2,705)	-
-	(19,742)	-	-	(6,304)	-
-	(829,072)	(1,180,194)	-	(22,101)	(17,292)
-	(520,786)	(228,171)	-	(17,227)	(2,495)
-	-	(208,059)	-	-	(2,471)
-	(230,895)	(196,314)	-	(12,819)	(2,390)
-	(155,371)	-	-	(15,420)	-
-	(234,218)	(43,970)	-	(26,060)*	-

-	(2,472,613)	(1,856,708)	-	(102,636)	(24,648)

(38,452)	(1,814,609)	-	(5,178)	(2,260)	-
(34,511)	(55,857)	-	(5,674)	(3,852)	-
(1,541,806)	(3,626,240)	(2,599,507)	(23,124)	(21,434)	(402)
(1,114,496)	(2,205,837)	(499,923)	(18,774)	(15,575)	(58)
-	-	(409,502)	-	-	(57)
(679,185)	(1,236,814)	(578,561)	(51,824)	(10,236)	(58)
(392,689)	(679,951)	-	(13,711)	(8,796)	-
(566,090)	(1,026,123)	(130,988)	(54,151)	(22,146)*	-

(4,367,229)	(10,645,431)	(4,218,481)	(172,436)	(84,299)	(575)

(19,152,987)	22,265,641	-	396,559	105,068	-
287,042	870,555	-	118,100	277,766	-
3,660,761	(9,555,379)	14,976,696	500,818	332,349	717,794
6,591,472	16,101,237	4,841,218	617,709	689,997	102,653
-	(8,827,755)	5,712,491	-	(107,383)	102,928
6,375,904	3,412,933	(324,626)	2,805,436	550,435	102,548
3,504,051	7,907,827	-	257,626	751,803	-
3,927,537	10,507,368	438,980	2,895,514	1,361,431 *	-

5,193,780	42,682,427	25,644,759	7,591,762	3,961,466	1,025,923

(6,169,088)	33,032,550	33,855,075	6,516,577	3,798,345	1,076,432

113,764,773	80,732,223	46,877,148	4,874,777	1,076,432	-

$107,595,685	$113,764,773	$80,732,223	$11,391,354	$4,874,777	$1,076,432

$49,041	$-	$-	$3,283	$114	$34

$-	$(1,896)	$(6,518)	$-	$-	$-

69

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$9.73	$0.02	$(0.21)	$(0.19)	$-	$(0.14)	$(0.14)	$9.40	(2.01%	)[b]	$170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34	(0.07)	0.27	(0.29)	(0.44)	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
09/30/15[i]	$9.73	$0.01	$(0.21)	$(0.20)	$-	$(0.14)	$(0.14)	$9.39	(2.11%	)[b]	$4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25	0.17	0.42	(0.28)	(0.44)	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
12/31/13	10.14	0.34	0.29	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
12/31/12	9.70	0.25	0.63	0.88	(0.27)	(0.17)	(0.44)	10.14	9.14%		2,774	0.13%		N/A		2.46%
12/31/11[g]	10.00	0.24	(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	N/A		4.44%	[a]
Service Class
09/30/15[i]	$9.72	$0.00 [d]	$(0.21)	$(0.21)	$-	$(0.14)	$(0.14)	$9.37	(2.22%	)[b]	$19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29	0.12	0.41	(0.28)	(0.44)	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%
12/31/13	10.14	0.49	0.14	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
12/31/12	9.69	0.23	0.66	0.89	(0.27)	(0.17)	(0.44)	10.14	9.21%		3,110	0.17%		N/A		2.29%
12/31/11[g]	10.00	1.42	(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	N/A		26.89%	[a]
Administrative Class
09/30/15[i]	$9.73	$(0.00)[d]	$(0.21)	$(0.21)	$-	$(0.14)	$(0.14)	$9.38	(2.21%	)[b]	$62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22	0.17	0.39	(0.26)	(0.44)	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
12/31/13	10.14	0.18	0.44	0.62	(0.27)	(0.45)	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
12/31/12	9.70	0.21	0.66	0.87	(0.26)	(0.17)	(0.43)	10.14	9.01%		73,765	0.25%		N/A		2.10%
12/31/11[g]	10.00	0.23	(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	N/A		4.26%	[a]
Class A
09/30/15[i]	$9.74	$(0.02)	$(0.22)	$(0.24)	$-	$(0.14)	$(0.14)	$9.36	(2.52%	)[b]	$113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19	0.19	0.38	(0.24)	(0.44)	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
12/31/13	10.14	0.16	0.43	0.59	(0.24)	(0.45)	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
12/31/12	9.70	0.18	0.67	0.85	(0.24)	(0.17)	(0.41)	10.14	8.73%		163,625	0.50%		N/A		1.75%
12/31/11[g]	10.00	0.22	(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	N/A		4.17%	[a]
Class R4
09/30/15[i]	$9.72	$0.00 [d]	$(0.22)	$(0.22)	$-	$(0.14)	$(0.14)	$9.36	(2.32%	)[b]	$1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21	0.03	0.24	(0.26)	(0.44)	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
09/30/15[i]	$9.72	$(0.02)	$(0.23)	$(0.25)	$-	$(0.14)	$(0.14)	$9.33	(2.63%	)[b]	$1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19	0.03	0.22	(0.24)	(0.44)	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011
Portfolio turnover rate	27%	31%	37%	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$9.79	$0.02		$(0.39)	$(0.37)	$-	$(0.28)	$(0.28)	$9.14	(3.85%	)[b]	$642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42		(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
09/30/15[i]	$9.79	$0.01		$(0.39)	$(0.38)	$-	$(0.28)	$(0.28)	$9.13	(3.95%	)[b]	$21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26		0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
12/31/13	10.25	0.45		1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
12/31/12	9.51	0.33		0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		N/A		3.22%
12/31/11[g]	10.00	0.20		(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	N/A		3.82%	[a]
Service Class
09/30/15[i]	$9.81	$0.01		$(0.40)	$(0.39)	$-	$(0.28)	$(0.28)	$9.14	(4.05%	)[b]	$36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24		0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%
12/31/13	10.26	0.50		0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
12/31/12	9.51	0.21		0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		N/A		2.10%
12/31/11[g]	10.00	0.83		(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	N/A		16.08%	[a]
Administrative Class
09/30/15[i]	$9.82	$0.00	[d]	$(0.40)	$(0.40)	$-	$(0.28)	$(0.28)	$9.14	(4.15%	)[b]	$128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
12/31/13	10.26	0.18		1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
12/31/12	9.51	0.18		1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		N/A		1.81%
12/31/11[g]	10.00	0.18		(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	N/A		3.53%	[a]
Class A
09/30/15[i]	$9.84	$(0.02)		$(0.40)	$(0.42)	$-	$(0.28)	$(0.28)	$9.14	(4.34%	)[b]	$165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
12/31/13	10.26	0.11		1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
12/31/12	9.51	0.14		1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		N/A		1.42%
12/31/11[g]	10.00	0.18		(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	N/A		3.41%	[a]
Class R4
09/30/15[i]	$9.82	$0.01		$(0.42)	$(0.41)	$-	$(0.28)	$(0.28)	$9.13	(4.25%	)[b]	$1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
09/30/15[i]	$9.82	$0.01		$(0.43)	$(0.42)	$-	$(0.28)	$(0.28)	$9.12	(4.35%	)[b]	$5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011
Portfolio turnover rate	17%	28%	37%	39%	19	%[b],q

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$10.02	$0.03	$(0.57)	$(0.54)	$-	$(0.38)	$(0.38)	$9.10	(5.46%	)[b]	$300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)	0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
09/30/15[i]	$10.02	$0.02	$(0.57)	$(0.55)	$-	$(0.38)	$(0.38)	$9.09	(5.57%	)[b]	$8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20	0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		N/A		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	N/A		3.14%	[a]
Service Class
09/30/15[i]	$10.02	$0.02	$(0.57)	$(0.55)	$-	$(0.38)	$(0.38)	$9.09	(5.56%	)[b]	$25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16	0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		N/A		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	N/A		15.80%	[a]
Administrative Class
09/30/15[i]	$10.04	$0.01	$(0.58)	$(0.57)	$-	$(0.38)	$(0.38)	$9.09	(5.76%	)[b]	$127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21	0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		N/A		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	N/A		2.96%	[a]
Class A
09/30/15[i]	$10.06	$(0.01)	$(0.57)	$(0.58)	$-	$(0.38)	$(0.38)	$9.10	(5.84%	)[b]	$124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23	0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		N/A		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	N/A		2.71%	[a]
Class R4
09/30/15[i]	$10.04	$0.07	$(0.65)	$(0.58)	$-	$(0.38)	$(0.38)	$9.08	(5.86%	)[b]	$1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06	0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
09/30/15[i]	$10.04	$0.03	$(0.62)	$(0.59)	$-	$(0.38)	$(0.38)	$9.07	(5.96%	)[b]	$3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06	0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011
Portfolio turnover rate	20%	28%	36%	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$10.79	$0.03		$(0.69)	$(0.66)	$-	$(0.50)	$(0.50)	$9.63	(6.28%	)[b]	$398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31		0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
09/30/15[i]	$10.80	$0.01		$(0.68)	$(0.67)	$-	$(0.50)	$(0.50)	$9.63	(6.37%	)[b]	$3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20		0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
12/31/13	10.35	0.24		2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30		1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
12/31/11[g]	10.00	0.14		(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a]	2.75%	[a]
Service Class
09/30/15[i]	$10.80	$0.01		$(0.69)	$(0.68)	$-	$(0.50)	$(0.50)	$9.62	(6.46%	)[b]	$4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23		0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%
12/31/13	10.36	0.36		2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14		1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
12/31/11[g]	10.00	0.14		(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a]	2.70%	[a]
Administrative Class
09/30/15[i]	$10.81	$0.00	[d]	$(0.69)	$(0.69)	$-	$(0.50)	$(0.50)	$9.62	(6.55%	)[b]	$39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
12/31/13	10.36	0.14		2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13		1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
12/31/11[g]	10.00	0.13		(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a]	2.57%	[a]
Class A
09/30/15[i]	$10.80	$(0.02)		$(0.69)	$(0.71)	$-	$(0.50)	$(0.50)	$9.59	(6.74%	)[b]	$50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
12/31/13	10.35	0.11		2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11		1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
12/31/11[g]	10.00	0.12		(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a]	2.36%	[a]
Class R4
09/30/15[i]	$10.78	$0.05		$(0.75)	$(0.70)	$-	$(0.50)	$(0.50)	$9.58	(6.66%	)[b]	$2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
09/30/15[i]	$10.78	$0.03		$(0.74)	$(0.71)	$-	$(0.50)	$(0.50)	$9.57	(6.75%	)[b]	$1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011
Portfolio turnover rate	26%	32%	36%	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$11.02	$0.01	$(0.30)	$(0.29)	$(0.33)	$(0.33)	$10.40	(2.68%)[b]	$598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48	(0.21)	0.27	(0.28)	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
09/30/15[i]	$11.00	$0.01	$(0.30)	$(0.29)	$(0.29)	$(0.29)	$10.42	(2.68%)[b]	$757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57	(0.32)	0.25	(0.28)	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
09/30/15[i]	$11.01	$0.00 [d]	$(0.29)	$(0.29)	$(0.28)	$(0.28)	$10.44	(2.70%)[b]	$19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20	0.20	0.40	(0.27)	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	(0.29)	9.84	2.78%	15,610	0.15%	N/A	2.62%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	(0.27)	9.86	10.04%	13,462	0.15%	N/A	1.92%
Administrative Class
09/30/15[i]	$11.02	$(0.01)	$(0.30)	$(0.31)	$(0.27)	$(0.27)	$10.44	(2.86%)[b]	$30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	(0.29)	9.85	2.66%	20,601	0.20%	N/A	2.47%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	(0.26)	9.88	10.09%	19,112	0.17%	N/A	2.51%
Class A
09/30/15[i]	$10.95	$(0.03)	$(0.29)	$(0.32)	$(0.24)	$(0.24)	$10.39	(2.96%)[b]	$20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	(0.25)	9.76	2.27%	28,693	0.55%	N/A	1.68%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	(0.23)	9.79	9.67%	35,125	0.52%	N/A	1.99%
Class R4
09/30/15[i]	$10.90	$(0.02)	$(0.29)	$(0.31)	$(0.28)	$(0.28)	$10.31	(2.88%)[b]	$4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
09/30/15[i]	$10.86	$(0.04)	$(0.29)	$(0.33)	$(0.27)	$(0.27)	$10.26	(3.07%)[b]	$8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	(0.23)	9.76	1.95%	112	0.85%	N/A	1.68%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	(0.21)	9.80	9.40%	104	0.82%	N/A	1.66%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	37%	44%	41%	40%	111%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$11.74	$0.01	$(0.36)	$(0.35)	$(0.45)	$(0.45)	$10.94	(3.03%)[b]	$607	0.23%[a]	0.04%[a]	0.07%[a]
12/31/14[h]	11.80	0.53	(0.23)	0.30	(0.36)	(0.36)	11.74	2.49%[b]	11,342	0.16%[a]	0.04%[a]	5.96%[a]
Class R5
09/30/15[i]	$11.73	$0.02	$(0.38)	$(0.36)	$(0.35)	$(0.35)	$11.02	(3.15%)[b]	$1,836	0.33%[a]	0.14%[a]	0.20%[a]
12/31/14[h]	11.80	1.82	(1.53)	0.29	(0.36)	(0.36)	11.73	2.40%[b]	1,553	0.26%[a]	0.14%[a]	20.54%[a]
Service Class
09/30/15[i]	$11.75	$0.01	$(0.37)	$(0.36)	$(0.33)	$(0.33)	$11.06	(3.13%)[b]	$28,488	0.43%[a]	0.24%[a]	0.06%[a]
12/31/14	11.63	0.15	0.30	0.45	(0.33)	(0.33)	11.75	3.84%	31,431	0.33%	0.24%	1.28%
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	(0.24)	9.96	0.98%	34,639	0.14%	N/A	2.08%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	(0.23)	10.11	11.95%	33,281	0.14%	N/A	1.52%
Administrative Class
09/30/15[i]	$11.73	$(0.00)[d]	$(0.38)	$(0.38)	$(0.32)	$(0.32)	$11.03	(3.25%)[b]	$18,408	0.53%[a]	0.34%[a]	(0.05%)[a]
12/31/14	11.64	0.28	0.16	0.44	(0.35)	(0.35)	11.73	3.71%	23,920	0.44%	0.34%	2.37%
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	(0.24)	9.94	0.84%	26,949	0.22%	N/A	2.09%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	(0.23)	10.10	11.89%	27,844	0.19%	N/A	2.14%
Class A
09/30/15[i]	$11.66	$(0.03)	$(0.36)	$(0.39)	$(0.30)	$(0.30)	$10.97	(3.42%)[b]	$24,300	0.78%[a]	0.59%[a]	(0.28%)[a]
12/31/14	11.55	0.18	0.22	0.40	(0.29)	(0.29)	11.66	3.43%	21,871	0.71%	0.62%	1.54%
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	(0.20)	9.88	0.61%	26,892	0.57%	N/A	1.55%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	(0.19)	10.02	11.45%	32,254	0.54%	N/A	1.57%
Class R4
09/30/15[i]	$11.60	$(0.01)	$(0.37)	$(0.38)	$(0.33)	$(0.33)	$10.89	(3.34%)[b]	$2,708	0.68%[a]	0.49%[a]	(0.15%)[a]
12/31/14[h]	11.70	0.30	(0.04)	0.26	(0.36)	(0.36)	11.60	2.17%[b]	1,925	0.61%[a]	0.49%[a]	3.38%[a]
Class R3
09/30/15[i]	$11.50	$(0.04)	$(0.36)	$(0.40)	$(0.31)	$(0.31)	$10.79	(3.50%)[b]	$8,999	0.93%[a]	0.74%[a]	(0.42%)[a]
12/31/14	11.47	0.33	0.04	0.37	(0.34)	(0.34)	11.50	3.20%	8,023	0.87%	0.75%	2.83%
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	(0.22)	9.82	0.25%	1,212	0.87%	N/A	2.07%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	(0.16)	10.02	11.03%	513	0.84%	N/A	1.29%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	39%	53%	47%	49%	108%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$11.50	$0.01	$(0.39)	$(0.38)	$-	$(0.18)	$(0.18)	$10.94	(3.31%	)[b]	$3,874	0.29%	[a]	0.06%	[a]	0.16%	[a]
12/31/14[h]	11.81	0.54	(0.24)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	6,116	0.32%	[a]	0.06%	[a]	6.05%	[a]
Class R5
09/30/15[i]	$11.50	$0.01	$(0.40)	$(0.39)	$-	$(0.18)	$(0.18)	$10.93	(3.39%	)[b]	$1,583	0.39%	[a]	0.16%	[a]	0.17%	[a]
12/31/14[h]	11.81	1.24	(0.94)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	1,179	0.42%	[a]	0.16%	[a]	13.89%	[a]
Service Class
09/30/15[i]	$11.52	$0.01	$(0.42)	$(0.41)	$-	$(0.18)	$(0.18)	$10.93	(3.56%	)[b]	$9,799	0.49%	[a]	0.26%	[a]	0.07%	[a]
12/31/14	11.64	0.18	0.28	0.46	(0.29)	(0.29)	(0.58)	11.52	3.92%		8,470	0.52%		0.25%		1.52%
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%		2.24%
12/31/10[g]	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	[b]	767	4.82%	[a]	0.10%	[a]	2.60%	[a]
Administrative Class
09/30/15[i]	$11.49	$(0.01)	$(0.40)	$(0.41)	$-	$(0.18)	$(0.18)	$10.90	(3.57%	)[b]	$10,451	0.59%	[a]	0.36%	[a]	(0.06%	)[a]
12/31/14	11.64	0.43	0.01	0.44	(0.30)	(0.29)	(0.59)	11.49	3.73%		11,084	0.62%		0.36%		3.56%
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%		2.50%
12/31/10[g]	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	[b]	143	4.87%	[a]	0.15%	[a]	2.53%	[a]
Class A
09/30/15[i]	$11.41	$(0.02)	$(0.41)	$(0.43)	$-	$(0.18)	$(0.18)	$10.80	(3.77%	)[b]	$18,792	0.84%	[a]	0.61%	[a]	(0.28%	)[a]
12/31/14	11.56	0.21	0.20	0.41	(0.27)	(0.29)	(0.56)	11.41	3.45%		10,113	0.89%		0.61%		1.82%
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%		2.88%
12/31/10[g]	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	[b]	302	5.22%	[a]	0.50%	[a]	4.01%	[a]
Class R4
09/30/15[i]	$11.39	$(0.01)	$(0.41)	$(0.42)	$-	$(0.18)	$(0.18)	$10.79	(3.69%	)[b]	$14,210	0.74%	[a]	0.51%	[a]	(0.17%	)[a]
12/31/14[h]	11.71	0.30	(0.04)	0.26	(0.29)	(0.29)	(0.58)	11.39	2.17%	[b]	11,207	0.77%	[a]	0.51%	[a]	3.41%	[a]
Class R3
09/30/15[i]	$11.39	$(0.03)	$(0.41)	$(0.44)	$-	$(0.18)	$(0.18)	$10.77	(3.87%	)[b]	$21,211	0.99%	[a]	0.76%	[a]	(0.37%	)[a]
12/31/14[h]	11.71	0.28	(0.04)	0.24	(0.27)	(0.29)	(0.56)	11.39	2.03%	[b]	11,676	1.02%	[a]	0.76%	[a]	3.15%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	44%	41%	67%	82%	82%	12%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.34	$0.01	$(0.54)	$(0.53)	$(0.33)	$(0.33)	$11.48	(4.32%)[b]	$8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
09/30/15[i]	$12.33	$0.03	$(0.56)	$(0.53)	$(0.33)	$(0.33)	$11.47	(4.35%)[b]	$7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
09/30/15[i]	$12.34	$0.01	$(0.56)	$(0.55)	$(0.30)	$(0.30)	$11.49	(4.48%)[b]	$168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%
12/31/13	10.55	0.21	1.62	1.83	(0.22)	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	(0.21)	10.55	14.14%	178,323	0.13%	0.12%	2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	(0.18)	9.43	(1.78%)	114,389	0.11%	N/A	1.96%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	(0.16)	9.79	14.18%	104,532	0.11%	N/A	1.56%
Administrative Class
09/30/15[i]	$12.32	$0.00 [d]	$(0.55)	$(0.55)	$(0.30)	$(0.30)	$11.47	(4.51%)[b]	$131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
12/31/13	10.55	0.22	1.60	1.82	(0.20)	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	(0.18)	10.55	14.09%	27,380	0.21%	0.20%	1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	(0.18)	9.41	(1.83%)	60,388	0.18%	N/A	1.76%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	(0.16)	9.77	14.01%	67,560	0.16%	N/A	1.72%
Class A
09/30/15[i]	$12.22	$(0.02)	$(0.54)	$(0.56)	$(0.27)	$(0.27)	$11.39	(4.64%)[b]	$95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
12/31/13	10.45	0.13	1.64	1.77	(0.17)	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	(0.16)	10.45	13.66%	89,321	0.56%	0.56%[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	(0.14)	9.34	(2.22%)	86,264	0.53%	N/A	1.43%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	(0.13)	9.70	13.61%	94,230	0.51%	N/A	1.25%
Class R4
09/30/15[i]	$12.16	$(0.01)	$(0.53)	$(0.54)	$(0.32)	$(0.32)	$11.30	(4.53%)[b]	$28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
09/30/15[i]	$11.99	$(0.03)	$(0.54)	$(0.57)	$(0.30)	$(0.30)	$11.12	(4.75%)[b]	$61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%
12/31/13	10.32	0.09	1.62	1.71	(0.13)	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	(0.17)	10.32	13.31%	3,188	0.86%	0.86%[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	(0.17)	9.26	(2.45%)	2,584	0.84%	N/A	2.76%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	(0.10)	9.67	13.31%	586	0.81%	N/A	0.94%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	31%	33%	45%	54%	80%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.18	$0.02	$(0.61)	$(0.59)	$-	$(0.22)	$(0.22)	$11.37	(4.86%	)[b]	$7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
09/30/15[i]	$12.17	$0.03	$(0.63)	$(0.60)	$-	$(0.22)	$(0.22)	$11.35	(4.95%	)[b]	$4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
09/30/15[i]	$12.19	$0.03	$(0.64)	$(0.61)	$-	$(0.22)	$(0.22)	$11.36	(5.03%	)[b]	$20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%		2.02%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	[b]	772	5.04%	[a]	0.10%	[a]	2.13%	[a]
Administrative Class
09/30/15[i]	$12.17	$0.01	$(0.63)	$(0.62)	$-	$(0.22)	$(0.22)	$11.33	(5.12%	)[b]	$29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%		1.86%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	[b]	110	5.09%	[a]	0.15%	[a]	2.09%	[a]
Class A
09/30/15[i]	$12.08	$(0.01)	$(0.62)	$(0.63)	$-	$(0.22)	$(0.22)	$11.23	(5.24%	)[b]	$33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%		2.19%
12/31/10[g]	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	[b]	249	5.44%	[a]	0.50%	[a]	3.10%	[a]
Class R4
09/30/15[i]	$12.07	$(0.00)[d]	$(0.63)	$(0.63)	$-	$(0.22)	$(0.22)	$11.22	(5.24%	)[b]	$21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
09/30/15[i]	$12.06	$(0.01)	$(0.63)	$(0.64)	$-	$(0.22)	$(0.22)	$11.20	$(5.33%	)[b]	$41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	34%	35%	55%	55%	66%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.51	$0.01	$(0.66)	$(0.65)	$-	$(0.42)	$(0.42)	$11.44	(5.28%)[b]	$6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)	0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
09/30/15[i]	$12.50	$0.04	$(0.70)	$(0.66)	$-	$(0.42)	$(0.42)	$11.42	(5.36%)[b]	$7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)	0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
09/30/15[i]	$12.52	$0.02	$(0.69)	$(0.67)	$-	$(0.42)	$(0.42)	$11.43	(5.44%)[b]	$173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25	0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%
12/31/13	10.61	0.19	2.11	2.30	(0.27)	-	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	-	(0.17)	10.61	15.55%	155,213	0.13%	0.12%	2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	-	(0.14)	9.34	(3.32%)	96,501	0.11%	N/A	1.75%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	-	(0.13)	9.81	14.95%	86,541	0.11%	N/A	1.34%
Administrative Class
09/30/15[i]	$12.51	$0.01	$(0.69)	$(0.68)	$-	$(0.42)	$(0.42)	$11.41	(5.52%)[b]	$126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15	0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
12/31/13	10.60	0.20	2.09	2.29	(0.25)	-	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	-	(0.15)	10.60	15.44%	29,056	0.21%	0.21%[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	-	(0.14)	9.32	(3.47%)	52,742	0.18%	N/A	1.54%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	-	(0.13)	9.80	15.03%	56,940	0.16%	N/A	1.40%
Class A
09/30/15[i]	$12.45	$(0.01)	$(0.69)	$(0.70)	$-	$(0.42)	$(0.42)	$11.33	(5.71%)[b]	$83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24	0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
12/31/13	10.51	0.12	2.10	2.22	(0.16)	-	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	-	(0.13)	10.51	14.96%	71,053	0.56%	0.56%[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	-	(0.10)	9.26	(3.67%)	65,876	0.53%	N/A	1.19%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	-	(0.10)	9.72	14.62%	73,960	0.51%	N/A	0.95%
Class R4
09/30/15[i]	$12.41	$0.00 [d]	$(0.69)	$(0.69)	$-	$(0.42)	$(0.42)	$11.30	(5.65%)[b]	$22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)	0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
09/30/15[i]	$12.28	$(0.02)	$(0.68)	$(0.70)	$-	$(0.42)	$(0.42)	$11.16	(5.79%)[b]	$68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02	0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%
12/31/13	10.39	0.09	2.08	2.17	(0.11)	-	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	-	(0.14)	10.39	14.64%	3,101	0.86%	0.86%[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	-	(0.13)	9.19	(3.95%)	2,793	0.84%	N/A	2.75%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	-	(0.07)	9.71	14.18%	383	0.81%	N/A	0.65%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	34%	31%	43%	55%	74%	29%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.44	$0.01	$(0.70)	$(0.69)	$-	$(0.26)	$(0.26)	$11.49	(5.58%	)[b]	$4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
09/30/15[i]	$12.44	$0.03	$(0.73)	$(0.70)	$-	$(0.26)	$(0.26)	$11.48	(5.65%	)[b]	$3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
09/30/15[i]	$12.56	$0.03	$(0.74)	$(0.71)	$-	$(0.26)	$(0.26)	$11.59	(5.68%	)[b]	$13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33	0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%		1.81%
12/31/10[g]	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	[b]	773	5.11%	[a]	0.10%	[a]	1.92%	[a]
Administrative Class
09/30/15[i]	$12.53	$0.01	$(0.73)	$(0.72)	$-	$(0.26)	$(0.26)	$11.55	(5.78%	)[b]	$19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06	0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%		1.63%
12/31/10[g]	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	[b]	111	5.16%	[a]	0.15%	[a]	1.87%	[a]
Class A
09/30/15[i]	$12.45	$(0.01)	$(0.73)	$(0.74)	$-	$(0.26)	$(0.26)	$11.45	(5.97%	)[b]	$25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20	0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%		1.93%
12/31/10[g]	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	[b]	146	5.51%	[a]	0.50%	[a]	1.78%	[a]
Class R4
09/30/15[i]	$12.44	$0.00 [d]	$(0.73)	$(0.73)	$-	$(0.26)	$(0.26)	$11.45	(5.90%	)[b]	$14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)	0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
09/30/15[i]	$12.42	$(0.02)	$(0.73)	$(0.75)	$-	$(0.26)	$(0.26)	$11.41	(6.07%	)[b]	$30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)	0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	35%	31%	36%	52%	63%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.41	$0.00	[d]	$(0.69)	$(0.69)	$-	$(0.48)	$(0.48)	$11.24	(5.70%)[b]	$2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)	0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
09/30/15[i]	$12.40	$0.04		$(0.73)	$(0.69)	$-	$(0.48)	$(0.48)	$11.23	(5.71%)[b]	$2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)	0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
09/30/15[i]	$12.42	$0.02		$(0.72)	$(0.70)	$-	$(0.48)	$(0.48)	$11.24	(5.78%)[b]	$101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28	0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%
12/31/13	10.66	0.17		2.28	2.45	(0.30)	-	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
12/31/12	9.35	0.19		1.27	1.46	(0.15)	-	(0.15)	10.66	15.69%	108,556	0.13%	0.13%[k]	1.91%
12/31/11	9.85	0.15		(0.53)	(0.38)	(0.12)	-	(0.12)	9.35	(3.79%)	66,537	0.11%	N/A	1.55%
12/31/10	8.65	0.11		1.20	1.31	(0.11)	-	(0.11)	9.85	15.40%	61,781	0.11%	N/A	1.25%
Administrative Class
09/30/15[i]	$12.40	$0.01		$(0.72)	$(0.71)	$-	$(0.48)	$(0.48)	$11.21	(5.87%)[b]	$85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26		0.19	0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
12/31/13	10.65	0.20		2.24	2.44	(0.29)	-	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
12/31/12	9.33	0.11		1.34	1.45	(0.13)	-	(0.13)	10.65	15.60%	14,301	0.21%	0.21%[k]	1.08%
12/31/11	9.84	0.14		(0.53)	(0.39)	(0.12)	-	(0.12)	9.33	(3.94%)	24,981	0.18%	N/A	1.44%
12/31/10	8.64	0.11		1.19	1.30	(0.10)	-	(0.10)	9.84	15.33%	25,886	0.16%	N/A	1.23%
Class A
09/30/15[i]	$12.33	$(0.01)		$(0.72)	$(0.73)	$-	$(0.48)	$(0.48)	$11.12	(6.07%)[b]	$48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15		0.26	0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
12/31/13	10.55	0.11		2.26	2.37	(0.20)	-	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
12/31/12	9.25	0.12		1.29	1.41	(0.11)	-	(0.11)	10.55	15.28%	45,264	0.57%	0.56%	1.17%
12/31/11	9.75	0.10		(0.52)	(0.42)	(0.08)	-	(0.08)	9.25	(4.24%)	40,995	0.53%	N/A	1.08%
12/31/10	8.57	0.07		1.19	1.26	(0.08)	-	(0.08)	9.75	14.86%	44,328	0.51%	N/A	0.80%
Class R4
09/30/15[i]	$12.28	$0.00	[d]	$(0.71)	$(0.71)	$-	$(0.48)	$(0.48)	$11.09	(5.93%)[b]	$16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29		(0.01)	0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
09/30/15[i]	$12.15	$(0.02)		$(0.71)	$(0.73)	$-	$(0.48)	$(0.48)	$10.94	(6.16%)[b]	$26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33		0.05	0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%
12/31/13	10.44	0.09		2.21	2.30	(0.14)	-	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%
12/31/12	9.19	0.09		1.28	1.37	(0.12)	-	(0.12)	10.44	14.91%	2,816	0.87%	0.86%	0.91%
12/31/11	9.74	0.23		(0.66)	(0.43)	(0.12)	-	(0.12)	9.19	(4.41%)	2,502	0.85%	N/A	2.53%
12/31/10	8.57	0.05		1.18	1.23	(0.06)	-	(0.06)	9.74	14.52%	286	0.81%	N/A	0.55%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	35%	30%	45%	55%	75%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

81

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$12.55	$0.01	$(0.73)	$(0.72)	$-	$(0.30)	$(0.30)	$11.53	(5.85%	)[b]	$1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
09/30/15[i]	$12.55	$0.03	$(0.76)	$(0.73)	$-	$(0.30)	$(0.30)	$11.52	(5.93%	)[b]	$1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
09/30/15[i]	$12.56	$0.02	$(0.76)	$(0.74)	$-	$(0.30)	$(0.30)	$11.52	(6.00%	)[b]	$8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32	0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%		1.39%
12/31/10[g]	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	[b]	777	5.15%	[a]	0.10%	[a]	1.69%	[a]
Administrative Class
09/30/15[i]	$12.54	$0.01	$(0.75)	$(0.74)	$-	$(0.30)	$(0.30)	$11.50	(6.01%	)[b]	$9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10	0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%		1.40%
12/31/10[g]	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	[b]	111	5.20%	[a]	0.15%	[a]	1.64%	[a]
Class A
09/30/15[i]	$12.46	$(0.01)	$(0.75)	$(0.76)	$-	$(0.30)	$(0.30)	$11.40	(6.21%	)[b]	$14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21	0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%		1.78%
12/31/10[g]	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	[b]	139	5.55%	[a]	0.50%	[a]	1.51%	[a]
Class R4
09/30/15[i]	$12.43	$0.00 [d]	$(0.75)	$(0.75)	$-	$(0.30)	$(0.30)	$11.38	(6.15%	)[b]	$9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)	0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
09/30/15[i]	$12.43	$(0.02)	$(0.75)	$(0.77)	$-	$(0.30)	$(0.30)	$11.36	(6.31%	)[b]	$17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)	0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	32%	26%	39%	68%	56%	8%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

82

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$8.96	$0.00	[d]	$(0.53)	$(0.53)	$-	$(0.35)	$(0.35)	$8.08	(6.07%	)[b]	$1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
09/30/15[i]	$8.96	$0.02		$(0.56)	$(0.54)	$-	$(0.35)	$(0.35)	$8.07	(6.19%	)[b]	$974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
09/30/15[i]	$8.97	$0.01		$(0.56)	$(0.55)	$-	$(0.35)	$(0.35)	$8.07	(6.30%	)[b]	$37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25	0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%
12/31/13	8.48	0.14		1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
12/31/12	7.71	0.16		1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%		0.10%		1.87%
12/31/11	8.67	0.13		(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.47%	)	18,945	0.29%		0.10%		1.53%
12/31/10	7.69	0.10		1.12	1.22	(0.10)	(0.14)	(0.24)	8.67	15.86%		14,974	0.30%		0.10%		1.25%
Administrative Class
09/30/15[i]	$8.97	$0.01		$(0.57)	$(0.56)	$-	$(0.35)	$(0.35)	$8.06	(6.41%	)[b]	$27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18		0.18	0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
12/31/13	8.49	0.16		1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
12/31/12	7.71	0.08		1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%		0.15%		0.93%
12/31/11	8.67	0.13		(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.51%	)	6,670	0.36%		0.15%		1.53%
12/31/10	7.69	0.11		1.11	1.22	(0.10)	(0.14)	(0.24)	8.67	15.82%		4,816	0.35%		0.15%		1.35%
Class A
09/30/15[i]	$8.92	$(0.01)		$(0.55)	$(0.56)	$-	$(0.35)	$(0.35)	$8.01	(6.44%	)[b]	$16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12		0.20	0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
12/31/13	8.45	0.08		2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
12/31/12	7.68	0.10		1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%		0.50%		1.23%
12/31/11	8.65	0.13		(0.55)	(0.42)	(0.11)	(0.44)	(0.55)	7.68	(4.75%	)	5,616	0.71%		0.50%		1.52%
12/31/10	7.69	0.08		1.09	1.17	(0.07)	(0.14)	(0.21)	8.65	15.27%		2,879	0.70%		0.50%		1.04%
Class R4
09/30/15[i]	$8.91	$0.00	[d]	$(0.56)	$(0.56)	$-	$(0.35)	$(0.35)	$8.00	(6.45%	)[b]	$9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19		0.05	0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
09/30/15[i]	$8.87	$(0.02)		$(0.56)	$(0.58)	$-	$(0.35)	$(0.35)	$7.94	(6.71%	)[b]	$14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22		0.09	0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%
12/31/13	8.44	0.07		1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%
12/31/12	7.68	0.08		1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%		0.80%		0.93%
12/31/11	8.68	0.20		(0.66)	(0.46)	(0.10)	(0.44)	(0.54)	7.68	(5.23%	)	1,306	1.02%		0.80%		2.52%
12/31/10	7.71	0.04		1.11	1.15	(0.04)	(0.14)	(0.18)	8.68	14.97%		93	1.00%		0.80%		0.50%

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	47%	37%	45%	87%	80%	41%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

83

MassMutual RetireSMART 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less Distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15[i]	$10.38	$0.04	$(0.67)	$(0.63)	$-	$(0.16)	$(0.16)	$9.59	(6.11%	)[b]	$466	2.58%	[a]	0.00%	[a,e]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09	0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a,e]	2.34%	[a]
Class R5
09/30/15[i]	$10.40	$0.03	$(0.67)	$(0.64)	$-	$(0.16)	$(0.16)	$9.60	(6.20%	)[b]	$357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)	0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
09/30/15[i]	$10.43	$0.02	$(0.67)	$(0.65)	$-	$(0.16)	$(0.16)	$9.62	(6.28%	)[b]	$1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20	0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
09/30/15[i]	$10.40	$0.02	$(0.68)	$(0.66)	$-	$(0.16)	$(0.16)	$9.58	(6.39%	)[b]	$1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06	0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class A
09/30/15[i]	$10.39	$(0.00)[d]	$(0.67)	$(0.67)	$-	$(0.16)	$(0.16)	$9.56	(6.49%	)[b]	$3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08	0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R4
09/30/15[i]	$10.38	$0.00 [d]	$(0.67)	$(0.67)	$-	$(0.16)	$(0.16)	$9.55	(6.50%	)[b]	$894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)	0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
09/30/15[i]	$10.37	$(0.01)	$(0.67)	$(0.68)	$-	$(0.16)	$(0.16)	$9.53	(6.60%	)[b]	$3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)	0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013
Portfolio turnover rate	32%	26%	4%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

84

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“MM RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“MM RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“MM RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“MM RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“MM RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“MM RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“MM RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“MM RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“MM RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“MM RetireSMART 2050 Fund”)

MassMutual RetireSMARTSM 2055 Fund (“MM RetireSMART 2055 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from December 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the nine month period ended September 30, 2015, and the years ended December 31, 2014, and December 31, 2013, if applicable.

Effective March 14, 2014, Class L shares of the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM Retire SMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund merged into Class Y shares (now known as Administrative Class shares).

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares for the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. Effective April 1, 2014, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund. Effective April 1, 2014, Class N shares were renamed Class R3 shares for the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2040 Fund, and MM RetireSMART 2050 Fund.

The Funds invest all of their investable assets in shares of various funds advised by MML Investment Advisers, LLC (“MML Advisers”) or its affiliates. The financial statements included herein are those of the Funds. The financial statements of the applicable MassMutual Select Funds (“Select”), MassMutual Premier Funds (“Premier”) (which are advised by MML Advisers), Babson Funds (which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and Oppenheimer Funds (which are advised by OFI Global Asset Management,

85

Notes to Financial Statements (Continued)

Inc., a majority-owned, indirect subsidiary of MassMutual) are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Select, Premier, Babson, or Oppenheimer Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding underlying funds. Shares of the underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds explain the valuation methods for the underlying funds, including the circumstances under which the underlying funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2015. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended September 30, 2015. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the

86

Notes to Financial Statements (Continued)

portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

87

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2010 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2015 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

88

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART Moderate Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Moderate Growth Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Growth Fund*	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MM RetireSMART In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART 2010 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2015 Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2016.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2015:

Total % of Ownership by Related Party
MM RetireSMART Conservative Fund	89.7%
MM RetireSMART Moderate Fund	85.2%
MM RetireSMART Moderate Growth Fund	91.7%
MM RetireSMART Growth Fund	78.5%
MM RetireSMART In Retirement Fund	57.4%

89

Notes to Financial Statements (Continued)

Total % of Ownership by Related Party
MM RetireSMART 2010 Fund	57.4%
MM RetireSMART 2015 Fund	65.9%
MM RetireSMART 2020 Fund	70.8%
MM RetireSMART 2025 Fund	60.5%
MM RetireSMART 2030 Fund	72.8%
MM RetireSMART 2035 Fund	59.3%
MM RetireSMART 2040 Fund	72.3%
MM RetireSMART 2045 Fund	61.4%
MM RetireSMART 2050 Fund	65.9%
MM RetireSMART 2055 Fund	58.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended September 30, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART Conservative Fund	$-	$57,342,675	$-	$64,037,149
MM RetireSMART Moderate Fund	-	69,526,413	-	107,348,605
MM RetireSMART Moderate Growth Fund	-	64,383,826	-	85,778,577
MM RetireSMART Growth Fund	-	28,704,320	-	32,070,962
MM RetireSMART In Retirement Fund	-	33,468,805	-	35,415,532
MM RetireSMART 2010 Fund	-	39,561,688	-	51,595,344
MM RetireSMART 2015 Fund	-	58,199,724	-	34,487,288
MM RetireSMART 2020 Fund	-	173,319,857	-	184,425,310
MM RetireSMART 2025 Fund	-	111,324,434	-	51,055,245
MM RetireSMART 2030 Fund	-	189,474,904	-	199,569,432
MM RetireSMART 2035 Fund	-	81,782,521	-	38,272,304
MM RetireSMART 2040 Fund	-	117,201,634	-	139,728,213
MM RetireSMART 2045 Fund	-	43,397,367	-	19,637,587
MM RetireSMART 2050 Fund	-	59,331,134	-	58,021,582
MM RetireSMART 2055 Fund	-	10,213,836	-	2,773,336

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class I*
Sold	226	$2,211	21,403	$220,703
Issued as reinvestment of dividends	107	1,015	1,345	13,210
Redeemed	(3,153)	(30,935)	(1,792)	(18,440)

Net increase (decrease)	(2,820)	$(27,709)	20,956	$215,473

90

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class R5
Sold	111,739	$1,098,728	176,459	$1,799,054	326,665	$3,389,556
Issued as reinvestment of dividends	6,179	58,573	27,116	267,231	18,738	187,806
Redeemed	(78,388)	(770,998)	(106,831)	(1,094,662)	(312,808)	(3,241,755)

Net increase (decrease)	39,530	$386,303	96,744	$971,623	32,595	$335,607

MM RetireSMART Conservative Fund Service Class
Sold	447,486	$4,366,605	1,283,149	$13,174,679	1,032,260	$10,694,715
Issued as reinvestment of dividends	28,276	267,771	146,666	1,442,446	78,249	783,402
Redeemed	(651,841)	(6,383,522)	(487,083)	(5,021,944)	(139,555)	(1,450,444)

Net increase (decrease)	(176,079)	$(1,749,146)	942,732	$9,595,181	970,954	$10,027,673

MM RetireSMART Conservative Fund Administrative Class
Sold	1,493,160	$14,645,478	1,050,901	$10,778,318	1,099,365	$11,403,156
Issued as reinvestment of dividends	97,193	920,419	434,603	4,284,541	421,839	4,236,083
Redeemed	(1,362,201)	(13,246,648)	(1,238,202)	(12,630,622)	(2,636,207)	(27,354,772)

Net increase (decrease)	228,152	$2,319,249	247,302	$2,432,237	(1,115,003)	$(11,715,533)

MM RetireSMART Conservative Fund Class A
Sold	1,252,870	$12,248,059	1,764,653	$18,080,578	2,108,882	$21,802,944
Issued as reinvestment of dividends	175,787	1,662,941	859,177	8,484,531	856,382	8,597,068
Redeemed	(2,165,043)	(21,149,800)	(2,886,450)	(29,440,520)	(5,957,286)	(61,888,379)

Net increase (decrease)	(736,386)	$(7,238,800)	(262,620)	$(2,875,411)	(2,992,022)	$(31,488,367)

MM RetireSMART Conservative Fund Class R4*
Sold	154,332	$1,475,615	9,833	$100,104
Issued as reinvestment of dividends	927	8,770	701	6,902
Redeemed	(5,918)	(56,434)	- ++	(4)

Net increase (decrease)	149,341	$1,427,951	10,534	$107,002

MM RetireSMART Conservative Fund Class R3*
Sold	150,187	$1,460,877	9,823	$100,002
Issued as reinvestment of dividends	1,530	14,427	681	6,705
Redeemed	(22,717)	(218,850)	- ++	(2)

Net increase (decrease)	129,000	$1,256,454	10,504	$106,705

MM RetireSMART Moderate Fund Class I*
Sold	945	$9,076	72,031	$786,271
Issued as reinvestment of dividends	1,734	16,165	7,096	70,128
Redeemed	(6,352)	(63,643)	(5,152)	(55,060)

Net increase (decrease)	(3,673)	$(38,402)	73,975	$801,339

MM RetireSMART Moderate Fund Class R5
Sold	178,421	$1,770,581	918,085	$9,870,276	1,320,908	$14,288,483
Issued as reinvestment of dividends	68,049	633,533	271,406	2,720,164	137,362	1,448,717
Redeemed	(384,094)	(3,776,549)	(373,629)	(4,029,335)	(81,677)	(904,645)

Net increase (decrease)	(137,624)	$(1,372,435)	815,862	$8,561,105	1,376,593	$14,832,555

91

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Fund Service Class
Sold	601,278	$5,782,450	2,480,903	$26,849,361	2,616,784	$28,514,103
Issued as reinvestment of dividends	113,406	1,056,939	579,596	5,840,479	250,601	2,645,677
Redeemed	(1,752,913)	(17,403,351)	(1,014,251)	(10,905,599)	(327,868)	(3,572,783)

Net increase (decrease)	(1,038,229)	$(10,563,962)	2,046,248	$21,784,241	2,539,517	$27,586,997

MM RetireSMART Moderate Fund Administrative Class
Sold	2,049,736	$20,407,393	1,785,050	$19,297,390	3,397,126	$36,877,376
Issued as reinvestment of dividends	424,445	3,960,072	1,606,447	16,191,906	1,369,323	14,489,249
Redeemed	(2,487,460)	(24,321,698)	(3,456,747)	(37,066,628)	(5,001,109)	(54,552,470)

Net increase (decrease)	(13,279)	$45,767	(65,250)	$(1,577,332)	(234,660)	$(3,185,845)

MM RetireSMART Moderate Fund Class A
Sold	1,414,820	$13,979,756	2,335,154	$25,076,427	1,743,271	$19,003,971
Issued as reinvestment of dividends	545,238	5,087,070	2,248,364	22,701,240	1,872,499	19,837,284
Redeemed	(4,213,645)	(41,542,668)	(4,560,724)	(48,988,878)	(14,897,958)	(163,880,240)

Net increase (decrease)	(2,253,587)	$(22,475,842)	22,794	$(1,211,211)	(11,282,188)	$(125,038,985)

MM RetireSMART Moderate Fund Class R4*
Sold	185,256	$1,825,943	9,278	$100,101
Issued as reinvestment of dividends	4,110	38,302	1,149	11,590
Redeemed	(14,433)	(145,561)	-	-

Net increase (decrease)	174,933	$1,718,684	10,427	$111,691

MM RetireSMART Moderate Fund Class R3*
Sold	583,508	$5,598,730	9,288	$100,200
Issued as reinvestment of dividends	8,375	77,976	1,130	11,389
Redeemed	(38,935)	(376,620)	-	-

Net increase (decrease)	552,948	$5,300,086	10,418	$111,589

MM RetireSMART Moderate Growth Fund Class I*
Sold	404	$4,088	28,935	$333,845
Issued as reinvestment of dividends	892	8,349	4,007	40,888
Redeemed	(42)	(432)	(1,244)	(14,198)

Net increase (decrease)	1,254	$12,005	31,698	$360,535

MM RetireSMART Moderate Growth Fund Class R5
Sold	128,053	$1,292,385	622,895	$7,068,893	445,549	$5,091,243
Issued as reinvestment of dividends	38,895	364,060	140,965	1,461,070	35,279	394,842
Redeemed	(199,929)	(2,025,116)	(181,477)	(2,072,839)	(754,508)	(8,311,172)

Net increase (decrease)	(32,981)	$(368,671)	582,383	$6,457,124	(273,680)	$(2,825,087)

MM RetireSMART Moderate Growth Fund Service Class
Sold	480,227	$4,651,136	1,260,511	$14,743,606	1,366,509	$15,654,312
Issued as reinvestment of dividends	104,072	973,066	417,801	4,342,507	143,855	1,609,310
Redeemed	(643,720)	(6,531,424)	(403,107)	(4,561,767)	(89,899)	(1,039,627)

Net increase (decrease)	(59,421)	$(907,222)	1,275,205	$14,524,346	1,420,465	$16,223,995

92

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Growth Fund Administrative Class
Sold	1,963,821	$19,924,085	2,231,233	$25,482,726	1,712,701	$19,547,582
Issued as reinvestment of dividends	566,584	5,303,227	1,949,335	20,269,293	1,173,502	13,118,089
Redeemed	(2,013,105)	(20,061,670)	(2,262,041)	(25,753,722)	(2,716,104)	(30,920,186)

Net increase (decrease)	517,300	$5,165,642	1,918,527	$19,998,297	170,099	$1,745,485

MM RetireSMART Moderate Growth Fund Class A
Sold	912,847	$9,273,963	1,166,541	$13,324,823	989,596	$11,207,183
Issued as reinvestment of dividends	556,880	5,217,965	2,274,337	23,753,669	1,585,777	17,746,544
Redeemed	(3,401,915)	(34,304,597)	(4,003,034)	(45,110,526)	(9,283,105)	(106,705,410)

Net increase (decrease)	(1,932,188)	$(19,812,669)	(562,156)	$(8,032,034)	(6,707,732)	$(77,751,683)

MM RetireSMART Moderate Growth Fund Class R4*
Sold	153,169	$1,553,391	8,728	$100,105
Issued as reinvestment of dividends	5,273	49,297	1,447	15,051
Redeemed	(5,538)	(57,141)	(1)	(4)

Net increase (decrease)	152,904	$1,545,547	10,174	$115,152

MM RetireSMART Moderate Growth Fund Class R3*
Sold	400,762	$4,033,027	8,728	$100,100
Issued as reinvestment of dividends	13,351	124,694	1,427	14,848
Redeemed	(9,901)	(93,017)	-	-

Net increase (decrease)	404,212	$4,064,704	10,155	$114,948

MM RetireSMART Growth Fund Class I*
Sold	18,261	$184,577	26,443	$326,092
Issued as reinvestment of dividends	692	6,884	3,463	38,125
Redeemed	(6,225)	(68,291)	(1,306)	(15,836)

Net increase (decrease)	12,728	$123,170	28,600	$348,381

MM RetireSMART Growth Fund Class R5
Sold	80,578	$885,472	199,372	$2,422,317	189,012	$2,269,188
Issued as reinvestment of dividends	17,355	172,854	73,576	826,049	20,991	249,257
Redeemed	(240,785)	(2,641,182)	(104,128)	(1,261,888)	(33,043)	(391,177)

Net increase (decrease)	(142,852)	$(1,582,856)	168,820	$1,986,478	176,960	$2,127,268

MM RetireSMART Growth Fund Service Class
Sold	90,908	$983,533	303,598	$3,757,132	295,835	$3,460,807
Issued as reinvestment of dividends	23,868	237,486	75,870	850,044	16,965	201,399
Redeemed	(207,175)	(2,230,869)	(123,273)	(1,505,091)	(30,938)	(370,234)

Net increase (decrease)	(92,399)	$(1,009,850)	256,195	$3,102,085	281,862	$3,291,972

MM RetireSMART Growth Fund Administrative Class
Sold	936,432	$10,241,008	1,039,641	$12,704,374	912,978	$10,489,642
Issued as reinvestment of dividends	201,236	2,002,303	521,391	5,848,818	200,118	2,365,010
Redeemed	(766,257)	(8,157,581)	(759,278)	(9,204,038)	(764,645)	(8,908,636)

Net increase (decrease)	371,411	$4,085,730	801,754	$9,349,154	348,451	$3,946,016

93

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Growth Fund Class A
Sold	695,322	$7,568,409	1,169,791	$14,051,356	1,077,408	$12,405,320
Issued as reinvestment of dividends	249,748	2,477,496	775,099	8,687,712	329,740	3,890,434
Redeemed	(1,303,807)	(14,271,384)	(1,412,795)	(16,914,860)	(927,565)	(10,655,145)

Net increase (decrease)	(358,737)	$(4,225,479)	532,095	$5,824,208	479,583	$5,640,609

MM RetireSMART Growth Fund Class R4*
Sold	211,384	$2,335,558	8,178	$100,106
Issued as reinvestment of dividends	10,244	101,521	1,313	14,695
Redeemed	(6,214)	(61,095)	- ++	(4)

Net increase (decrease)	215,414	$2,375,984	9,491	$114,797

MM RetireSMART Growth Fund Class R3*
Sold	149,330	$1,592,248	8,188	$100,202
Issued as reinvestment of dividends	6,149	60,879	1,295	14,493
Redeemed	(4,911)	(52,486)	- ++	(2)

Net increase (decrease)	150,568	$1,600,641	9,483	$114,693

MM RetireSMART In Retirement Fund Class I*
Sold	234,860	$2,631,701	471,270	$5,331,349
Issued as reinvestment of dividends	1,718	18,091	10,583	117,788
Redeemed	(597,548)	(6,642,489)	(63,423)	(697,975)

Net increase (decrease)	(360,970)	$(3,992,697)	418,430	$4,751,162

MM RetireSMART In Retirement Fund Class R5*
Sold	39,350	$438,721	96,542	$1,062,851
Issued as reinvestment of dividends	1,902	20,063	231	2,570
Redeemed	(55,254)	(618,995)	(10,122)	(111,883)

Net increase (decrease)	(14,002)	$(160,211)	86,651	$953,538

MM RetireSMART In Retirement Fund Service Class
Sold	489,252	$5,404,862	1,198,977	$13,371,616	1,089,095	$11,645,424
Issued as reinvestment of dividends	47,460	501,647	44,617	497,033	69,848	724,327
Redeemed	(630,768)	(7,046,535)	(1,672,038)	(18,829,429)	(1,045,069)	(11,153,495)

Net increase (decrease)	(94,056)	$(1,140,026)	(428,444)	$(4,960,780)	113,874	$1,216,256

MM RetireSMART In Retirement Fund Administrative Class**
Sold	236,758	$2,633,996	820,253	$9,145,815	363,206	$3,880,479
Issued — merger	-	-	1,674,318	18,400,755	-	-
Issued as reinvestment of dividends	72,388	765,142	75,879	845,297	40,517	420,977
Redeemed	(455,868)	(5,065,804)	(1,100,437)	(12,278,755)	(127,378)	(1,365,569)

Net increase (decrease)	(146,722)	$(1,666,666)	1,470,013	$16,113,112	276,345	$2,935,887

94

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART In Retirement Fund Class L**
Sold			71,884	$781,884	362,149	$3,879,482
Issued as reinvestment of dividends			-	-	50,536	525,072
Redeemed			(215,489)	(2,363,164)	(1,355,256)	(14,533,575)
Redemptions-merger			(1,675,201)	(18,400,755)	-	-

Net increase (decrease)			(1,818,806)	$(19,982,035)	(942,571)	$(10,129,021)

MM RetireSMART In Retirement Fund Class A
Sold	335,693	$3,698,050	330,578	$3,636,848	188,839	$2,010,636
Issued as reinvestment of dividends	43,561	458,259	37,747	418,614	44,503	459,269
Redeemed	(321,271)	(3,543,695)	(392,887)	(4,313,073)	(725,237)	(7,651,464)

Net increase (decrease)	57,983	$612,614	(24,562)	$(257,611)	(491,895)	$(5,181,559)

MM RetireSMART In Retirement Fund Class R4*
Sold	379,054	$4,174,334	203,464	$2,262,293
Issued as reinvestment of dividends	10,220	106,699	3,402	37,529
Redeemed	(130,465)	(1,437,033)	(46,066)	(503,993)

Net increase (decrease)	258,809	$2,844,000	160,800	$1,795,829

MM RetireSMART In Retirement Fund Class R3
Sold	399,190	$4,255,798	750,328	$8,271,678	214	$2,271
Issued as reinvestment of dividends	16,123	167,521	6,563	72,198	4	45
Redeemed	(74,314)	(800,890)	(297,685)	(3,267,657)	(1,803)	(19,342)

Net increase (decrease)	340,999	$3,622,429	459,206	$5,076,219	(1,585)	$(17,026)

MM RetireSMART 2010 Fund Class I*
Sold	120,065	$1,438,019	984,318	$11,912,199
Issued as reinvestment of dividends	2,041	22,681	27,013	320,644
Redeemed	(1,032,712)	(12,270,453)	(45,249)	(532,185)

Net increase (decrease)	(910,606)	$(10,809,753)	966,082	$11,700,658

MM RetireSMART 2010 Fund Class R5*
Sold	65,405	$780,414	196,048	$2,315,218
Issued as reinvestment of dividends	4,753	53,238	256	3,036
Redeemed	(35,961)	(423,022)	(63,933)	(752,496)

Net increase (decrease)	34,197	$410,630	132,371	$1,565,758

MM RetireSMART 2010 Fund Service Class
Sold	913,123	$10,788,781	1,133,566	$13,504,306	1,512,093	$17,046,008
Issued as reinvestment of dividends	71,493	802,865	76,851	913,758	137,991	1,509,627
Redeemed	(1,081,985)	(12,914,208)	(3,930,146)	(47,382,818)	(1,624,280)	(18,262,850)

Net increase (decrease)	(97,369)	$(1,322,562)	(2,719,729)	$(32,964,754)	25,804	$292,785

95

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2010 Fund Administrative Class**
Sold	131,120	$1,552,609	1,267,479	$15,070,147	273,389	$3,073,360
Issued — merger	-	-	693,198	8,124,286	-	-
Issued as reinvestment of dividends	47,140	528,443	51,856	616,051	21,428	234,634
Redeemed	(548,383)	(6,525,549)	(902,623)	(10,821,421)	(185,527)	(2,086,618)

Net increase (decrease)	(370,123)	$(4,444,497)	1,109,910	$12,989,063	109,290	$1,221,376

MM RetireSMART 2010 Fund Class L**
Sold			42,085	$484,737	432,264	$4,863,875
Issued as reinvestment of dividends			-	-	19,859	217,057
Redeemed			(242,600)	(2,848,017)	(637,104)	(7,186,962)
Redemptions-merger			(695,084)	(8,124,286)	-	-

Net increase (decrease)			(895,599)	$(10,487,566)	(184,981)	$(2,106,030)

MM RetireSMART 2010 Fund Class A
Sold	938,774	$10,968,928	656,545	$7,640,087	506,921	$5,704,156
Issued as reinvestment of dividends	58,244	648,843	49,768	587,758	44,615	484,962
Redeemed	(657,302)	(7,675,882)	(787,384)	(9,219,491)	(1,010,368)	(11,291,265)

Net increase (decrease)	339,716	$3,941,889	(81,071)	$(991,646)	(458,832)	$(5,102,147)

MM RetireSMART 2010 Fund Class R4*
Sold	98,121	$1,118,929	176,158	$2,103,886
Issued as reinvestment of dividends	5,860	64,810	5,061	59,476
Redeemed	(21,234)	(245,807)	(15,240)	(178,870)

Net increase (decrease)	82,747	$937,932	165,979	$1,984,492

MM RetireSMART 2010 Fund Class R3
Sold	560,075	$6,531,866	823,840	$9,674,436	7,037	$77,766
Issued as reinvestment of dividends	23,423	256,710	17,913	208,865	1,484	16,040
Redeemed	(446,822)	(5,180,180)	(235,529)	(2,731,399)	(37,319)	(412,841)

Net increase (decrease)	136,676	$1,608,396	606,224	$7,151,902	(28,798)	$(319,035)

MM RetireSMART 2015 Fund Class I*
Sold	470,066	$5,546,598	555,197	$6,688,553
Issued as reinvestment of dividends	5,773	64,252	25,237	294,176
Redeemed	(653,323)	(7,636,499)	(48,690)	(580,562)

Net increase (decrease)	(177,484)	$(2,025,649)	531,744	$6,402,167

MM RetireSMART 2015 Fund Class R5*
Sold	85,513	$1,001,768	125,450	$1,499,716
Issued as reinvestment of dividends	2,205	24,521	4,383	50,716
Redeemed	(45,337)	(527,404)	(27,284)	(315,173)

Net increase (decrease)	42,381	$498,885	102,549	$1,235,259

MM RetireSMART 2015 Fund Service Class
Sold	427,645	$4,991,932	505,670	$6,059,319	571,596	$6,658,740
Issued as reinvestment of dividends	14,341	159,611	35,478	415,203	65,472	757,037
Redeemed	(281,300)	(3,294,147)	(724,564)	(8,717,313)	(256,039)	(3,044,873)

Net increase (decrease)	160,686	$1,857,396	(183,416)	$(2,242,791)	381,029	$4,370,904

96

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2015 Fund Administrative Class**
Sold	251,844	$2,812,508	828,050	$9,992,648	11,820	$139,868
Issued — merger	-	-	325,521	3,805,341	-	-
Issued as reinvestment of dividends	12,697	140,813	45,764	533,655	1,571	18,162
Redeemed	(270,478)	(3,158,153)	(256,988)	(3,085,554)	(2,126)	(25,685)

Net increase (decrease)	(5,937)	$(204,832)	942,347	$11,246,090	11,265	$132,345

MM RetireSMART 2015 Fund Class L**
Sold			30,758	$357,694	378,076	$4,430,340
Issued as reinvestment of dividends			-	-	21,389	246,690
Redeemed			(7,396)	(86,699)	(128,696)	(1,520,730)
Redemptions-merger			(326,267)	(3,805,341)	-	-

Net increase (decrease)			(302,905)	$(3,534,346)	270,769	$3,156,300

MM RetireSMART 2015 Fund Class A
Sold	1,566,546	$17,950,840	496,455	$5,813,922	509,450	$6,004,592
Issued as reinvestment of dividends	31,143	342,266	39,850	461,666	34,097	391,615
Redeemed	(744,206)	(8,502,203)	(158,941)	(1,883,988)	(131,678)	(1,553,708)

Net increase (decrease)	853,483	$9,790,903	377,364	$4,391,600	411,869	$4,842,499

MM RetireSMART 2015 Fund Class R4*
Sold	706,524	$8,040,315	1,031,610	$12,333,565
Issued as reinvestment of dividends	20,644	226,876	45,236	523,439
Redeemed	(393,988)	(4,509,426)	(93,062)	(1,111,406)

Net increase (decrease)	333,180	$3,757,765	983,784	$11,745,598

MM RetireSMART 2015 Fund Class R3*
Sold	1,326,833	$15,292,419	1,156,365	$13,734,336
Issued as reinvestment of dividends	30,971	339,749	43,053	497,926
Redeemed	(413,826)	(4,768,737)	(174,323)	(2,075,552)

Net increase (decrease)	943,978	$10,863,431	1,025,095	$12,156,710

MM RetireSMART 2020 Fund Class I*
Sold	1,229,719	$15,554,850	3,981,550	$50,168,191
Issued as reinvestment of dividends	20,327	238,640	73,742	923,254
Redeemed	(4,265,744)	(53,350,236)	(291,406)	(3,631,326)

Net increase (decrease)	(3,015,698)	$(37,556,746)	3,763,886	$47,460,119

MM RetireSMART 2020 Fund Class R5*
Sold	376,669	$4,726,542	395,370	$4,903,153
Issued as reinvestment of dividends	18,769	220,162	202	2,533
Redeemed	(76,495)	(953,472)	(18,678)	(230,546)

Net increase (decrease)	318,943	$3,993,232	376,894	$4,675,140

MM RetireSMART 2020 Fund Service Class
Sold	2,760,420	$34,476,712	5,847,266	$73,016,945	5,398,027	$61,560,831
Issued as reinvestment of dividends	371,207	4,361,683	336,572	4,217,250	365,056	4,059,425
Redeemed	(3,789,775)	(47,691,543)	(9,906,530)	(125,224,672)	(3,622,020)	(41,513,151)

Net increase (decrease)	(658,148)	$(8,853,148)	(3,722,692)	$(47,990,477)	2,141,063	$24,107,105

97

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2020 Fund Administrative Class**
Sold	1,403,001	$17,447,917	4,192,203	$52,043,174	1,484,327	$16,861,583
Issued — merger	-	-	7,060,577	85,997,834	-	-
Issued as reinvestment of dividends	288,457	3,383,595	255,608	3,197,654	61,461	684,063
Redeemed	(1,794,471)	(22,244,442)	(3,446,104)	(43,187,428)	(638,687)	(7,214,675)

Net increase (decrease)	(103,013)	$(1,412,930)	8,062,284	$98,051,234	907,101	$10,330,971

MM RetireSMART 2020 Fund Class L**
Sold			294,436	$3,578,099	2,262,464	$25,808,455
Issued as reinvestment of dividends			-	-	127,222	1,415,977
Redeemed			(576,688)	(7,064,234)	(4,004,387)	(45,811,070)
Redemptions-merger			(7,062,534)	(85,997,834)	-	-

Net increase (decrease)			(7,344,786)	$(89,483,969)	(1,614,701)	$(18,586,638)

MM RetireSMART 2020 Fund Class A
Sold	2,572,369	$31,543,056	1,848,898	$22,546,263	1,749,071	$19,759,535
Issued as reinvestment of dividends	193,744	2,257,123	157,924	1,961,413	125,524	1,384,527
Redeemed	(1,553,190)	(19,011,643)	(2,487,819)	(30,435,588)	(2,782,481)	(31,594,332)

Net increase (decrease)	1,212,923	$14,788,536	(480,997)	$(5,927,912)	(907,886)	$(10,450,270)

MM RetireSMART 2020 Fund Class R4*
Sold	1,430,477	$17,629,953	1,514,712	$18,810,236
Issued as reinvestment of dividends	65,503	756,557	28,571	353,136
Redeemed	(442,968)	(5,431,129)	(95,111)	(1,158,738)

Net increase (decrease)	1,053,012	$12,955,381	1,448,172	$18,004,634

MM RetireSMART 2020 Fund Class R3
Sold	2,462,985	$29,801,714	4,215,823	$51,477,606	37,873	$422,334
Issued as reinvestment of dividends	136,481	1,553,156	84,044	1,024,492	2,790	30,442
Redeemed	(1,225,151)	(14,771,910)	(435,489)	(5,243,860)	(102,753)	(1,138,314)

Net increase (decrease)	1,374,315	$16,582,960	3,864,378	$47,258,238	(62,090)	$(685,538)

MM RetireSMART 2025 Fund Class I*
Sold	1,126,325	$14,095,303	1,174,937	$15,025,196
Issued as reinvestment of dividends	11,459	133,615	57,185	707,614
Redeemed	(1,673,449)	(20,834,206)	(61,903)	(782,188)

Net increase (decrease)	(535,665)	$(6,605,288)	1,170,219	$14,950,622

MM RetireSMART 2025 Fund Class R5*
Sold	87,892	$1,097,727	370,632	$4,749,576
Issued as reinvestment of dividends	6,680	77,760	15,383	188,650
Redeemed	(86,083)	(1,059,795)	(27,805)	(345,438)

Net increase (decrease)	8,489	$115,692	358,210	$4,592,788

MM RetireSMART 2025 Fund Service Class
Sold	1,226,119	$15,138,621	1,456,698	$18,575,778	952,286	$11,490,506
Issued as reinvestment of dividends	32,824	382,732	37,998	470,031	57,917	707,591
Redeemed	(313,539)	(3,900,309)	(1,607,037)	(20,416,000)	(258,204)	(3,165,510)

Net increase (decrease)	945,404	$11,621,044	(112,341)	$(1,370,191)	751,999	$9,032,587

98

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2025 Fund Administrative Class**
Sold	568,333	$6,894,887	1,660,843	$21,189,430	42,777	$518,554
Issued — merger	-	-	694,885	8,581,825	-	-
Issued as reinvestment of dividends	46,320	538,705	101,695	1,258,814	3,300	40,313
Redeemed	(146,141)	(1,812,740)	(349,840)	(4,410,352)	(1,174)	(14,578)

Net increase (decrease)	468,512	$5,620,852	2,107,583	$26,619,717	44,903	$544,289

MM RetireSMART 2025 Fund Class L**
Sold			110,292	$1,334,271	503,564	$6,030,057
Issued as reinvestment of dividends			-	-	36,446	444,430
Redeemed			(2,443)	(29,752)	(79,296)	(964,894)
Redemptions-merger			(696,463)	(8,581,825)	-	-

Net increase (decrease)			(588,614)	$(7,277,306)	460,714	$5,509,593

MM RetireSMART 2025 Fund Class A
Sold	2,264,366	$27,471,110	973,194	$12,078,753	434,971	$5,334,536
Issued as reinvestment of dividends	57,932	667,376	62,670	768,954	33,090	402,221
Redeemed	(741,225)	(9,030,908)	(198,930)	(2,467,312)	(58,882)	(708,764)

Net increase (decrease)	1,581,073	$19,107,578	836,934	$10,380,395	409,179	$5,027,993

MM RetireSMART 2025 Fund Class R4*
Sold	1,127,262	$13,680,157	1,357,552	$17,219,117
Issued as reinvestment of dividends	33,259	383,137	57,918	709,859
Redeemed	(621,777)	(7,648,965)	(49,595)	(634,962)

Net increase (decrease)	538,744	$6,414,329	1,365,875	$17,294,014

MM RetireSMART 2025 Fund Class R3*
Sold	2,596,975	$31,764,268	1,777,283	$22,513,617
Issued as reinvestment of dividends	68,179	783,374	70,626	865,260
Redeemed	(497,492)	(6,086,025)	(268,603)	(3,408,270)

Net increase (decrease)	2,167,662	$26,461,617	1,579,306	$19,970,607

MM RetireSMART 2030 Fund Class I*
Sold	1,055,855	$13,559,976	4,370,280	$57,233,373
Issued as reinvestment of dividends	17,379	204,551	180,564	2,306,343
Redeemed	(4,806,399)	(61,226,439)	(285,645)	(3,679,605)

Net increase (decrease)	(3,733,165)	$(47,461,912)	4,265,199	$55,860,111

MM RetireSMART 2030 Fund Class R5*
Sold	340,582	$4,386,355	365,976	$4,749,759
Issued as reinvestment of dividends	22,566	264,925	10,120	127,579
Redeemed	(51,361)	(653,534)	(30,113)	(386,089)

Net increase (decrease)	311,787	$3,997,746	345,983	$4,491,249

MM RetireSMART 2030 Fund Service Class
Sold	3,477,291	$44,190,338	6,795,051	$87,735,356	5,187,213	$60,540,778
Issued as reinvestment of dividends	523,198	6,152,806	629,640	8,058,384	377,127	4,421,015
Redeemed	(3,799,080)	(49,028,278)	(9,051,023)	(118,726,123)	(3,598,071)	(42,668,696)

Net increase (decrease)	201,409	$1,314,866	(1,626,332)	$(22,932,383)	1,966,269	$22,293,097

99

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2030 Fund Administrative Class**
Sold	1,604,758	$20,286,961	3,957,649	$51,156,732	1,351,470	$15,708,677
Issued — merger	-	-	5,823,603	73,493,866	-	-
Issued as reinvestment of dividends	382,462	4,490,101	433,771	5,545,649	76,044	891,269
Redeemed	(1,604,507)	(20,370,033)	(3,184,462)	(41,537,418)	(490,600)	(5,731,748)

Net increase (decrease)	382,713	$4,407,029	7,030,561	$88,658,829	936,914	$10,868,198

MM RetireSMART 2030 Fund Class L**
Sold			250,553	$3,170,966	2,025,061	$23,803,451
Issued as reinvestment of dividends			-	-	103,148	1,207,014
Redeemed			(261,550)	(3,319,128)	(3,262,762)	(38,317,762)
Redemptions-merger			(5,814,810)	(73,493,866)	-	-

Net increase (decrease)			(5,825,807)	$(73,642,028)	(1,134,553)	$(13,307,297)

MM RetireSMART 2030 Fund Class A
Sold	2,210,586	$27,670,869	1,554,151	$19,761,588	1,336,915	$15,613,440
Issued as reinvestment of dividends	262,300	3,058,421	251,882	3,213,071	93,671	1,074,884
Redeemed	(994,994)	(12,333,127)	(2,148,979)	(27,310,200)	(1,995,845)	(23,304,062)

Net increase (decrease)	1,477,892	$18,396,163	(342,946)	$(4,335,541)	(565,259)	$(6,615,738)

MM RetireSMART 2030 Fund Class R4*
Sold	911,977	$11,475,822	1,492,591	$19,368,323
Issued as reinvestment of dividends	70,466	819,514	59,562	756,014
Redeemed	(427,317)	(5,348,908)	(95,911)	(1,232,061)

Net increase (decrease)	555,126	$6,946,428	1,456,242	$18,892,276

MM RetireSMART 2030 Fund Class R3
Sold	2,547,575	$31,440,769	4,660,267	$59,457,723	51,036	$590,481
Issued as reinvestment of dividends	207,833	2,385,918	188,602	2,367,697	2,666	29,910
Redeemed	(1,293,330)	(16,037,831)	(454,165)	(5,695,650)	(65,167)	(748,261)

Net increase (decrease)	1,462,078	$17,788,856	4,394,704	$56,129,770	(11,465)	$(127,870)

MM RetireSMART 2035 Fund Class I*
Sold	800,918	$10,216,055	928,143	$12,209,460
Issued as reinvestment of dividends	8,022	94,983	51,489	652,997
Redeemed	(1,345,687)	(17,154,141)	(53,570)	(701,831)

Net increase (decrease)	(536,747)	$(6,843,103)	926,062	$12,160,626

MM RetireSMART 2035 Fund Class R5*
Sold	96,637	$1,238,968	236,048	$3,101,524
Issued as reinvestment of dividends	6,364	75,232	10,472	131,390
Redeemed	(27,941)	(349,188)	(20,146)	(262,598)

Net increase (decrease)	75,060	$965,012	226,374	$2,970,316

MM RetireSMART 2035 Fund Service Class
Sold	704,166	$8,919,096	800,799	$10,518,456	582,993	$7,157,906
Issued as reinvestment of dividends	24,489	292,394	29,250	373,998	36,460	460,925
Redeemed	(119,328)	(1,519,680)	(1,009,639)	(13,363,340)	(58,182)	(722,498)

Net increase (decrease)	609,327	$7,691,810	(179,590)	$(2,470,886)	561,271	$6,896,333

100

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2035 Fund Administrative Class**
Sold	391,500	$4,896,297	1,274,914	$16,813,493	68,833	$845,240
Issued — merger	-	-	414,049	5,295,683	-	-
Issued as reinvestment of dividends	35,053	417,126	78,251	999,285	4,687	59,186
Redeemed	(160,215)	(2,042,704)	(399,508)	(5,291,768)	(1,158)	(14,486)

Net increase (decrease)	266,338	$3,270,719	1,367,706	$17,816,693	72,362	$889,940

MM RetireSMART 2035 Fund Class L**
Sold			39,625	$502,861	373,503	$4,528,925
Issued as reinvestment of dividends			-	-	18,410	232,205
Redeemed			(2,225)	(28,502)	(106,427)	(1,296,981)
Redemptions-merger			(414,727)	(5,295,683)	-	-

Net increase (decrease)			(377,327)	$(4,821,324)	285,486	$3,464,149

MM RetireSMART 2035 Fund Class A
Sold	1,674,859	$20,949,208	550,187	$7,068,807	378,806	$4,694,089
Issued as reinvestment of dividends	52,067	614,400	49,169	623,403	22,700	285,508
Redeemed	(448,504)	(5,534,812)	(128,181)	(1,662,199)	(33,114)	(397,280)

Net increase (decrease)	1,278,422	$16,028,796	471,175	$6,030,011	368,392	$4,582,317

MM RetireSMART 2035 Fund Class R4*
Sold	715,011	$8,999,741	750,604	$9,835,639
Issued as reinvestment of dividends	26,344	310,856	33,730	427,138
Redeemed	(212,751)	(2,679,706)	(85,986)	(1,095,386)

Net increase (decrease)	528,604	$6,630,891	698,348	$9,167,391

MM RetireSMART 2035 Fund Class R3*
Sold	1,809,088	$22,875,013	1,395,865	$18,264,021
Issued as reinvestment of dividends	56,833	668,358	66,192	837,986
Redeemed	(451,151)	(5,711,908)	(169,135)	(2,195,184)

Net increase (decrease)	1,414,770	$17,831,463	1,292,922	$16,906,823

MM RetireSMART 2040 Fund Class I*
Sold	682,714	$8,713,187	3,569,356	$47,314,057
Issued as reinvestment of dividends	8,523	98,697	232,701	2,943,159
Redeemed	(4,124,699)	(52,170,302)	(136,252)	(1,764,523)

Net increase (decrease)	(3,433,462)	$(43,358,418)	3,665,805	$48,492,693

MM RetireSMART 2040 Fund Class R5*
Sold	126,912	$1,621,583	151,233	$1,995,766
Issued as reinvestment of dividends	9,114	105,454	7,747	96,996
Redeemed	(37,157)	(472,608)	(16,075)	(206,391)

Net increase (decrease)	98,869	$1,254,429	142,905	$1,886,371

MM RetireSMART 2040 Fund Service Class
Sold	2,138,340	$26,917,478	4,179,556	$54,462,658	3,248,551	$38,199,771
Issued as reinvestment of dividends	355,407	4,115,618	576,055	7,303,260	272,123	3,258,254
Redeemed	(2,729,581)	(34,998,828)	(6,330,373)	(84,008,929)	(2,833,961)	(33,892,019)

Net increase (decrease)	(235,834)	$(3,965,732)	(1,574,762)	$(22,243,011)	686,713	$7,566,006

101

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2040 Fund Administrative Class**
Sold	1,346,773	$16,752,348	2,175,004	$28,469,137	1,031,227	$12,046,446
Issued — merger	-	-	3,924,472	50,037,014	-	-
Issued as reinvestment of dividends	296,701	3,426,895	429,456	5,432,086	49,228	590,161
Redeemed	(917,597)	(11,500,690)	(1,778,187)	(23,446,478)	(247,611)	(2,877,092)

Net increase (decrease)	725,877	$8,678,553	4,750,745	$60,491,759	832,844	$9,759,515

MM RetireSMART 2040 Fund Class L**
Sold			166,098	$2,120,369	1,589,709	$18,788,398
Issued as reinvestment of dividends			-	-	74,511	894,616
Redeemed			(119,565)	(1,528,188)	(1,995,455)	(23,500,824)
Redemptions-merger			(3,915,733)	(50,037,014)	-	-

Net increase (decrease)			(3,869,200)	$(49,444,833)	(331,235)	$(3,817,810)

MM RetireSMART 2040 Fund Class A
Sold	1,458,956	$18,064,608	1,021,327	$13,116,004	934,372	$10,917,279
Issued as reinvestment of dividends	180,545	2,070,850	220,613	2,783,236	67,080	789,308
Redeemed	(732,592)	(9,002,163)	(1,475,825)	(19,027,602)	(1,575,269)	(18,455,480)

Net increase (decrease)	906,909	$11,133,295	(233,885)	$(3,128,362)	(573,817)	$(6,748,893)

MM RetireSMART 2040 Fund Class R4*
Sold	595,428	$7,410,573	994,719	$13,025,828
Issued as reinvestment of dividends	57,679	659,266	61,500	771,616
Redeemed	(153,881)	(1,900,907)	(80,459)	(1,043,751)

Net increase (decrease)	499,226	$6,168,932	975,760	$12,753,693

MM RetireSMART 2040 Fund Class R3
Sold	1,231,587	$15,100,044	1,634,107	$21,089,577	45,064	$521,952
Issued as reinvestment of dividends	94,800	1,069,339	104,833	1,297,871	3,361	38,966
Redeemed	(665,193)	(8,255,632)	(248,174)	(3,171,940)	(37,967)	(434,530)

Net increase (decrease)	661,194	$7,913,751	1,490,766	$19,215,508	10,458	$126,388

MM RetireSMART 2045 Fund Class I*
Sold	387,532	$5,005,012	550,476	$7,289,859
Issued as reinvestment of dividends	2,543	30,267	29,732	380,462
Redeemed	(797,424)	(10,274,288)	(51,569)	(679,477)

Net increase (decrease)	(407,349)	$(5,239,009)	528,639	$6,990,844

MM RetireSMART 2045 Fund Class R5*
Sold	41,467	$533,814	133,041	$1,766,770
Issued as reinvestment of dividends	3,295	39,178	6,197	78,524
Redeemed	(36,025)	(456,512)	(5,854)	(77,030)

Net increase (decrease)	8,737	$116,480	133,384	$1,768,264

MM RetireSMART 2045 Fund Service Class
Sold	350,851	$4,456,782	610,678	$8,019,079	349,014	$4,202,775
Issued as reinvestment of dividends	15,038	178,796	22,744	291,030	23,035	290,417
Redeemed	(72,516)	(916,963)	(636,630)	(8,435,324)	(73,282)	(880,250)

Net increase (decrease)	293,373	$3,718,615	(3,208)	$(125,215)	298,767	$3,612,942

102

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2045 Fund Administrative Class**
Sold	349,174	$4,393,363	388,098	$5,112,717	16,356	$201,183
Issued — merger	-	-	145,213	1,854,376	-	-
Issued as reinvestment of dividends	17,794	211,038	26,860	343,346	1,347	16,975
Redeemed	(65,011)	(814,554)	(82,585)	(1,089,954)	(4,342)	(51,722)

Net increase (decrease)	301,957	$3,789,847	477,586	$6,220,485	13,361	$166,436

MM RetireSMART 2045 Fund Class L**
Sold			36,108	$461,415	87,156	$1,051,714
Issued as reinvestment of dividends			-	-	6,069	76,265
Redeemed			(3,631)	(46,286)	(17,566)	(213,778)
Redemptions-merger			(145,543)	(1,854,376)	-	-

Net increase (decrease)			(113,066)	$(1,439,247)	75,659	$914,201

MM RetireSMART 2045 Fund Class A
Sold	842,166	$10,549,087	377,934	$4,888,460	222,247	$2,701,883
Issued as reinvestment of dividends	31,670	372,444	29,176	370,277	14,455	181,277
Redeemed	(209,512)	(2,597,485)	(110,602)	(1,422,595)	(27,413)	(328,954)

Net increase (decrease)	664,324	$8,324,046	296,508	$3,836,142	209,289	$2,554,206

MM RetireSMART 2045 Fund Class R4*
Sold	496,537	$6,257,088	435,857	$5,680,020
Issued as reinvestment of dividends	19,715	231,649	17,643	223,384
Redeemed	(129,838)	(1,629,656)	(25,948)	(337,313)

Net increase (decrease)	386,414	$4,859,081	427,552	$5,566,091

MM RetireSMART 2045 Fund Class R3*
Sold	984,612	$12,378,891	844,851	$11,093,165
Issued as reinvestment of dividends	34,476	404,060	38,453	486,881
Redeemed	(264,306)	(3,332,331)	(108,654)	(1,421,470)

Net increase (decrease)	754,782	$9,450,620	774,650	$10,158,576

MM RetireSMART 2050 Fund Class I*
Sold	803,562	$7,381,119	2,067,880	$20,806,638
Issued as reinvestment of dividends	4,611	38,452	248,101	2,297,138
Redeemed	(2,898,880)	(26,572,558)	(86,209)	(838,135)

Net increase (decrease)	(2,090,707)	$(19,152,987)	2,229,772	$22,265,641

MM RetireSMART 2050 Fund Class R5*
Sold	51,192	$458,123	90,115	$892,199
Issued as reinvestment of dividends	3,667	30,544	8,326	75,599
Redeemed	(22,281)	(201,625)	(10,306)	(97,243)

Net increase (decrease)	32,578	$287,042	88,135	$870,555

MM RetireSMART 2050 Fund Service Class
Sold	1,765,583	$16,080,646	2,592,437	$25,865,486	2,558,676	$24,389,855
Issued as reinvestment of dividends	184,869	1,541,806	479,786	4,455,312	394,340	3,779,701
Redeemed	(1,506,807)	(13,961,691)	(3,927,392)	(39,876,177)	(1,362,170)	(13,192,860)

Net increase (decrease)	443,645	$3,660,761	(855,169)	$(9,555,379)	1,590,846	$14,976,696

103

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2050 Fund Administrative Class**
Sold	1,084,000	$9,850,726	1,281,848	$12,700,750	534,622	$5,021,439
Issued — merger	-	-	921,585	8,985,455	-	-
Issued as reinvestment of dividends	133,793	1,114,496	294,038	2,726,623	75,853	728,094
Redeemed	(483,977)	(4,373,750)	(820,796)	(8,311,591)	(95,945)	(908,315)

Net increase (decrease)	733,816	$6,591,472	1,676,675	$16,101,237	514,530	$4,841,218

MM RetireSMART 2050 Fund Class L**
Sold			68,629	$664,609	731,061	$6,981,354
Issued as reinvestment of dividends			-	-	64,343	617,561
Redeemed			(52,964)	(506,909)	(196,692)	(1,886,424)
Redemptions-merger			(924,850)	(8,985,455)	-	-

Net increase (decrease)			(909,185)	$(8,827,755)	598,712	$5,712,491

MM RetireSMART 2050 Fund Class A
Sold	1,003,651	$9,046,127	708,408	$6,934,601	541,018	$5,065,840
Issued as reinvestment of dividends	82,126	679,185	158,258	1,467,709	81,480	774,875
Redeemed	(371,691)	(3,349,408)	(514,667)	(4,989,377)	(648,423)	(6,165,341)

Net increase (decrease)	714,086	$6,375,904	351,999	$3,412,933	(25,925)	$(324,626)

MM RetireSMART 2050 Fund Class R4*
Sold	440,163	$3,966,731	763,147	$7,589,792
Issued as reinvestment of dividends	47,541	392,689	90,548	835,322
Redeemed	(96,249)	(855,369)	(52,769)	(517,287)

Net increase (decrease)	391,455	$3,504,051	800,926	$7,907,827

MM RetireSMART 2050 Fund Class R3
Sold	921,101	$8,269,359	1,115,244	$10,988,832	49,507	$465,497
Issued as reinvestment of dividends	68,951	566,090	137,793	1,260,341	18,405	174,958
Redeemed	(536,381)	(4,907,912)	(178,157)	(1,741,805)	(21,595)	(201,475)

Net increase (decrease)	453,671	$3,927,537	1,074,880	$10,507,368	46,317	$438,980

MM RetireSMART 2055 Fund Class I*
Sold	48,242	$499,004	9,434	$100,197
Issued as reinvestment of dividends	362	3,591	469	4,965
Redeemed	(9,916)	(106,036)	(9)	(94)

Net increase (decrease)	38,688	$396,559	9,894	$105,068

MM RetireSMART 2055 Fund Class R5*
Sold	14,328	$148,887	25,068	$270,158
Issued as reinvestment of dividends	412	4,091	962	10,156
Redeemed	(3,324)	(34,878)	(236)	(2,548)

Net increase (decrease)	11,416	$118,100	25,794	$277,766

MM RetireSMART 2055 Fund Service Class***
Sold	53,097	$562,292	30,548	$330,336	70,010	$700,100
Issued as reinvestment of dividends	1,117	11,106	4,096	43,535	1,705	17,694
Redeemed	(6,828)	(72,580)	(3,797)	(41,522)	-	-

Net increase (decrease)	47,386	$500,818	30,847	$332,349	71,715	$717,794

104

Notes to Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2055 Fund Administrative Class**,***
Sold	72,276	$755,863	56,952	$616,160	10,010	$100,100
Issued — merger	-	-	11,596	121,060	-	-
Issued as reinvestment of dividends	1,723	17,055	3,094	32,802	246	2,553
Redeemed	(14,796)	(155,209)	(7,444)	(80,025)	-	-

Net increase (decrease)	59,203	$617,709	64,198	$689,997	10,256	$102,653

MM RetireSMART 2055 Fund Class L**,***
Sold			1,311	$13,677	10,040	$100,400
Issued as reinvestment of dividends			-	-	243	2,528
Redemptions-merger			(11,594)	(121,060)	-	-

Net increase (decrease)			(10,283)	$(107,383)	10,283	$102,928

MM RetireSMART 2055 Fund Class A***
Sold	328,983	$3,499,507	59,164	$635,109	10,010	$100,100
Issued as reinvestment of dividends	5,072	50,110	2,183	23,055	236	2,448
Redeemed	(70,233)	(744,181)	(10,188)	(107,729)	-	-

Net increase (decrease)	263,822	$2,805,436	51,159	$550,435	10,246	$102,548

MM RetireSMART 2055 Fund Class R4*
Sold	79,303	$834,435	67,151	$728,486
Issued as reinvestment of dividends	1,229	12,129	2,303	24,216
Redeemed	(56,308)	(588,938)	(85)	(899)

Net increase (decrease)	24,224	$257,626	69,369	$751,803

MM RetireSMART 2055 Fund Class R3*
Sold	352,608	$3,687,429	142,804	$1,546,877
Issued as reinvestment of dividends	5,498	54,151	4,564	48,206
Redeemed	(80,426)	(846,066)	(21,863)	(233,652)

Net increase (decrease)	277,680	$2,895,514	125,505	$1,361,431

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
***	Fund commenced operations on September 17, 2013.
+	For the period January 1, 2015 through September 30, 2015.
++	Amount is less than 0.5 shares.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended September 30, 2015, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the period ended September 30, 2015, were waived for any redemptions or exchanges subject to such a charge.

105

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$214,429,094	$71,013	$(12,190,064)	$(12,119,051)
MM RetireSMART Moderate Fund	385,387,881	1,179,716	(27,302,472)	(26,122,756)
MM RetireSMART Moderate Growth Fund	317,935,017	1,945,231	(28,106,939)	(26,161,708)
MM RetireSMART Growth Fund	113,252,736	102,265	(11,924,456)	(11,822,191)
MM RetireSMART In Retirement Fund	91,106,337	-	(6,539,633)	(6,539,633)
MM RetireSMART 2010 Fund	92,879,589	20,664	(7,492,123)	(7,471,459)
MM RetireSMART 2015 Fund	86,536,410	13,669	(6,139,052)	(6,125,383)
MM RetireSMART 2020 Fund	549,594,469	-	(47,923,517)	(47,923,517)
MM RetireSMART 2025 Fund	174,542,443	14,687	(16,224,658)	(16,209,971)
MM RetireSMART 2030 Fund	544,030,009	28,530	(55,785,383)	(55,756,853)
MM RetireSMART 2035 Fund	124,732,514	5,534	(12,535,334)	(12,529,800)
MM RetireSMART 2040 Fund	318,922,659	15,525	(34,133,586)	(34,118,061)
MM RetireSMART 2045 Fund	68,509,747	1,601	(7,128,423)	(7,126,822)
MM RetireSMART 2050 Fund	121,769,765	1,554	(14,142,879)	(14,141,325)
MM RetireSMART 2055 Fund	12,648,407	164	(1,282,396)	(1,282,232)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2015 the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
MM RetireSMART In Retirement Fund	$-	$15,312,688	$-
MM RetireSMART 2010 Fund	-	15,571,571	865,289

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

106

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$-	$2,938,212	$-
MM RetireSMART Moderate Fund	79,031	10,799,741	-
MM RetireSMART Moderate Growth Fund	210,575	11,841,781	-
MM RetireSMART Growth Fund	124,804	4,948,810	-
MM RetireSMART In Retirement Fund	2,037,422	-	-
MM RetireSMART 2010 Fund	2,380,615	-	-
MM RetireSMART 2015 Fund	59,710	1,240,008	-
MM RetireSMART 2020 Fund	12,770,916	-	-
MM RetireSMART 2025 Fund	-	2,968,576	-
MM RetireSMART 2030 Fund	-	17,376,236	-
MM RetireSMART 2035 Fund	-	2,475,523	-
MM RetireSMART 2040 Fund	-	11,550,053	-
MM RetireSMART 2045 Fund	-	1,496,187	-
MM RetireSMART 2050 Fund	-	4,367,229	-
MM RetireSMART 2055 Fund	-	172,436	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$5,699,037	$8,806,529	$-
MM RetireSMART Moderate Fund	11,478,006	36,068,890	-
MM RetireSMART Moderate Growth Fund	8,977,263	40,920,063	-
MM RetireSMART Growth Fund	3,042,386	13,237,550	-
MM RetireSMART In Retirement Fund	1,993,825	-	-
MM RetireSMART 2010 Fund	2,709,588	-	-
MM RetireSMART 2015 Fund	1,824,588	952,193	-
MM RetireSMART 2020 Fund	11,679,732	-	-
MM RetireSMART 2025 Fund	3,367,046	1,602,136	-
MM RetireSMART 2030 Fund	21,078,282	1,296,455	-
MM RetireSMART 2035 Fund	2,193,513	1,852,684	-
MM RetireSMART 2040 Fund	11,544,750	9,083,474	-
MM RetireSMART 2045 Fund	1,115,725	1,058,179	-
MM RetireSMART 2050 Fund	3,563,466	9,554,578	-
MM RetireSMART 2055 Fund	135,311	51,624	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$6,508,557	$7,295,802	$-
RetireSMART Moderate Fund	15,006,812	23,414,115	-
RetireSMART Moderate Growth Fund	12,383,999	20,484,786	-
RetireSMART Growth Fund	2,943,034	3,763,066	-

107

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART In Retirement Fund	$2,131,757	$-	$-
RetireSMART 2010 Fund	2,462,320	-	-
RetireSMART 2015 Fund	1,200,418	213,086	-
RetireSMART 2020 Fund	7,574,434	-	-
RetireSMART 2025 Fund	1,119,465	475,090	-
RetireSMART 2030 Fund	7,624,092	-	-
RetireSMART 2035 Fund	654,669	383,155	-
RetireSMART 2040 Fund	5,571,305	-	-
RetireSMART 2045 Fund	322,144	242,790	-
RetireSMART 2050 Fund	2,633,779	3,441,410	-
RetireSMART 2055 Fund	25,223	-	-

The Funds may elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2015. These shareholders will receive more detailed information along with their 2015 Form 1099-DIV.

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2015, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, nontaxable dividend basis adjustments, and deferred Trustee compensation.

At September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$-	$485,222	$(30,685)	$(12,119,050)
MM RetireSMART Moderate Fund	-	3,849,169	(61,271)	(26,122,756)
MM RetireSMART Moderate Growth Fund	68,423	5,290,825	(47,479)	(26,161,708)
MM RetireSMART Growth Fund	-	2,777,784	(12,532)	(11,822,191)
MM RetireSMART In Retirement Fund	-	(15,312,688)	(38,288)	(6,539,633)
MM RetireSMART 2010 Fund	-	(16,436,860)	(36,768)	(7,471,459)
MM RetireSMART 2015 Fund	46,245	292,809	(4,009)	(6,125,383)
MM RetireSMART 2020 Fund	-	7,163,376	(129,579)	(47,923,517)
MM RetireSMART 2025 Fund	206,286	1,055,647	(6,524)	(16,209,971)
MM RetireSMART 2030 Fund	653,420	12,927,292	(107,704)	(55,756,853)
MM RetireSMART 2035 Fund	100,936	908,538	(4,908)	(12,529,800)
MM RetireSMART 2040 Fund	295,601	9,953,897	(65,780)	(34,118,061)
MM RetireSMART 2045 Fund	40,659	575,211	(2,692)	(7,126,822)
MM RetireSMART 2050 Fund	138,116	2,513,299	(12,712)	(14,141,325)
MM RetireSMART 2055 Fund	16,188	78,577	(331)	(1,282,232)

108

Notes to Financial Statements (Continued)

During the period ended September 30, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART Conservative Fund	$(276,593)	$9,531	$267,062
MM RetireSMART Moderate Fund	(222,956)	2,029	220,927
MM RetireSMART Moderate Growth Fund	66	74,347	(74,413)
MM RetireSMART Growth Fund	(13,314)	(43,840)	57,154
MM RetireSMART In Retirement Fund	(94,455)	62,916	31,539
MM RetireSMART 2010 Fund	(70,745)	67,419	3,326
MM RetireSMART 2015 Fund	5	(86,834)	86,829
MM RetireSMART 2020 Fund	(62,939)	259,575	(196,636)
MM RetireSMART 2025 Fund	8	13,490	(13,498)
MM RetireSMART 2030 Fund	410	108,707	(109,117)
MM RetireSMART 2035 Fund	6	1,751	(1,757)
MM RetireSMART 2040 Fund	244	44,171	(44,415)
MM RetireSMART 2045 Fund	4	(1,162)	1,158
MM RetireSMART 2050 Fund	16	3,871	(3,887)
MM RetireSMART 2055 Fund	1	(131)	130

The Funds did not have any unrecognized tax benefits at September 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended September 30, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the period ended September 30, 2015, was as follows:

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Conservative Fund
Babson Global Floating Rate Fund, Class Y*	124,442	340,670	178,425	286,687	$2,677,659	$74,244	$-	$(82,295)
MassMutual Premier Core Bond Fund, Class I	5,700,012	1,233,234	1,227,535	5,705,711	64,303,358	-	-	(299,640)
MassMutual Premier Disciplined Growth Fund, Class I	642,207	105,467	180,061	567,613	6,453,759	-	-	(22,694)
MassMutual Premier Disciplined Value Fund, Class I	465,585	78,397	106,898	437,084	6,446,988	-	-	67,516
MassMutual Premier High Yield Fund, Class I	324,306	82,000	93,356	312,950	2,810,291	-	-	(64,816)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,669,675	188,330	508,570	1,349,435	13,750,745	-	-	(794,825)
MassMutual Premier International Equity Fund, Class I	176,495	84,965	36,483	224,977	2,598,490	-	-	(117,338)
MassMutual Premier Money Market Fund, Class R5	891,864	7,017,097	922,166	6,986,795	6,986,794	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	3,042,521	303,829	1,367,504	1,978,846	20,698,724	-	-	(198,441)
MassMutual Premier Strategic Emerging Markets Fund, Class I	295,448	85,661	65,226	315,883	2,902,967	-	-	(101,330)

109

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Conservative Fund (Continued)
MassMutual Select Blue Chip Growth Fund, Class I	79,470	16,927	26,627	69,770	$1,202,829	$-	$11,372	$28,748
MassMutual Select Diversified International Fund, Class I	237,661	70,642	43,401	264,902	1,682,126	-	-	(30,502)
MassMutual Select Diversified Value Fund, Class I	112,520	14,310	38,768	88,062	1,201,161	4,202	-	28,850
MassMutual Select Focused Value Fund, Class I	202,817	30,939	55,240	178,516	3,447,152	-	46,684	199,370
MassMutual Select Fundamental Growth Fund, Class I	180,390	28,287	61,224	147,453	1,182,576	-	4,707	(7,746)
MassMutual Select Fundamental Value Fund, Class I	77,455	30,822	25,487	82,790	1,031,562	-	33,862	69,719
MassMutual Select Growth Opportunities Fund, Class I	97,944	21,848	52,558	67,234	738,231	-	19,568	185,649
MassMutual Select Large Cap Value Fund, Class I	147,877	20,076	43,032	124,921	945,649	-	8,427	(70,053)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	86,531	37,877	40,336	84,072	1,575,518	-	12,192	172,933
MassMutual Select Mid-Cap Value Fund, Class I	124,489	54,327	45,887	132,929	1,822,462	-	20,689	174,492
MassMutual Select Overseas Fund, Class I	597,850	228,107	120,815	705,142	5,415,492	129,908	-	268,100
MassMutual Select Small Cap Growth Equity Fund, Class I	39,701	45,680	18,388	66,993	1,016,947	-	10,513	(18,246)
MassMutual Select Small Cap Value Equity Fund, Class I	92,692	26,139	16,502	102,329	1,496,047	121	-	5,522
MassMutual Select Small Company Growth Fund, Class I	34,949	4,053	39,002	-	-	-	-	(4,495)
MassMutual Select Small Company Value Fund, Class I	29,852	39,173	17,125	51,900	676,259	-	10,682	(12,841)
MassMutual Select Strategic Bond Fund, Class I	1,038,861	238,736	198,042	1,079,555	11,033,050	2,916	-	42,557
MassMutual Select Total Return Bond Fund, Class I	1,342,630	424,685	237,240	1,530,075	15,560,867	1,429	13,336	(154,535)
MM MSCI EAFE International Index Fund, Class I	380,827	85,940	67,322	399,445	4,665,521	-	-	113,198
MM Russell 2000 Small Cap Index Fund, Class I	130,110	33,161	21,688	141,583	1,597,059	-	893	40,119
MM S&P Mid Cap Index Fund, Class I	182,856	49,461	54,014	178,303	2,218,096	-	8,267	61,655
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,702,836	948,509	262,939	2,388,406	4,609,624	-	-	(284,473)
Oppenheimer Developing Markets Fund, Class I**	57,052	4,464	29,303	32,213	931,265	-	-	(97,436)
Oppenheimer Global Real Estate Fund, Class I**	259,229	86,635	70,343	275,521	2,931,542	33,875	-	83,637
Oppenheimer International Bond Fund, Class I**	1,156,486	328,284	632,525	852,245	4,781,093	170,899	-	(204,976)
Oppenheimer Real Estate Fund, Class I**	61,037	23,809	51,337	33,509	918,140	13,348	-	251,061

					$202,310,043	$430,942	$201,192	$(773,556)

MM RetireSMART Moderate Fund
Babson Global Floating Rate Fund, Class Y*	257,324	450,774	167,140	540,958	$5,052,549	$131,952	$-	$(115,846)
MassMutual Premier Core Bond Fund, Class I	6,818,053	854,731	1,497,342	6,175,442	69,597,232	-	-	(283,940)
MassMutual Premier Disciplined Growth Fund, Class I	2,115,571	93,062	505,752	1,702,881	19,361,758	-	-	(63,823)
MassMutual Premier Disciplined Value Fund, Class I	1,533,429	87,567	309,908	1,311,088	19,338,553	-	-	195,524
MassMutual Premier High Yield Fund, Class I	655,528	130,596	187,059	599,065	5,379,607	-	-	(178,217)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,868,132	170,296	623,312	1,415,116	14,420,036	-	-	(1,034,366)
MassMutual Premier International Equity Fund, Class I	731,628	209,356	113,494	827,490	9,557,513	-	-	(361,558)
MassMutual Premier Money Market Fund, Class R5	441,938	3,993,396	1,151,040	3,284,294	3,284,294	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	2,501,811	307,474	912,563	1,896,722	19,839,707	-	-	(91,683)
MassMutual Premier Strategic Emerging Markets Fund, Class I	814,315	184,710	144,947	854,078	7,848,973	-	-	(704,939)
MassMutual Select Blue Chip Growth Fund, Class I	432,561	25,655	99,475	358,741	6,184,695	-	57,711	105,367
MassMutual Select Diversified International Fund, Class I	986,245	129,470	135,188	980,527	6,226,349	-	-	(90,382)

110

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Fund (Continued)
MassMutual Select Diversified Value Fund, Class I	595,218	25,012	171,442	448,788	$6,121,463	$21,131	$-	$136,061
MassMutual Select Focused Value Fund, Class I	503,714	29,416	116,303	416,827	8,048,930	-	107,659	395,995
MassMutual Select Fundamental Growth Fund, Class I	954,780	45,061	245,658	754,183	6,048,550	-	23,738	(27,846)
MassMutual Select Fundamental Value Fund, Class I	439,638	74,888	92,537	421,989	5,257,978	-	170,377	284,509
MassMutual Select Growth Opportunities Fund, Class I	535,709	33,808	225,499	344,018	3,777,316	-	98,866	821,179
MassMutual Select Large Cap Value Fund, Class I	781,681	37,711	182,780	636,612	4,819,151	-	42,382	(292,355)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	387,657	104,571	134,429	357,799	6,705,147	-	52,448	765,316
MassMutual Select Mid-Cap Value Fund, Class I	557,400	152,421	144,492	565,329	7,750,664	-	88,993	602,190
MassMutual Select Overseas Fund, Class I	2,483,128	458,017	323,265	2,617,880	20,105,316	514,643	-	443,550
MassMutual Select Small Cap Growth Equity Fund, Class I	165,221	140,262	37,584	267,899	4,066,709	-	42,853	(60,632)
MassMutual Select Small Cap Value Equity Fund, Class I	393,550	75,246	63,525	405,271	5,925,055	485	-	25,433
MassMutual Select Small Company Growth Fund, Class I	148,153	10,665	158,818	-	-	-	-	(72,294)
MassMutual Select Small Company Value Fund, Class I	125,538	122,835	42,342	206,031	2,684,580	-	42,875	(129,309)
MassMutual Select Strategic Bond Fund, Class I	1,240,102	203,109	270,684	1,172,527	11,983,222	3,185	-	60,340
MassMutual Select Total Return Bond Fund, Class I	1,623,820	410,701	350,256	1,684,265	17,128,979	1,584	14,785	(229,087)
MM MSCI EAFE International Index Fund, Class I	1,578,805	182,711	219,885	1,541,631	18,006,245	-	-	323,732
MM Russell 2000 Small Cap Index Fund, Class I	551,205	86,634	79,992	557,847	6,292,511	-	3,557	134,179
MM S&P Mid Cap Index Fund, Class I	818,220	97,343	163,300	752,263	9,358,146	-	35,278	439,512
Oppenheimer Commodity Strategy Total Return Fund, Class I**	4,819,211	1,666,970	727,114	5,759,067	11,114,999	-	-	(762,745)
Oppenheimer Developing Markets Fund, Class I**	164,050	5,163	80,943	88,270	2,551,878	-	-	(108,475)
Oppenheimer Global Real Estate Fund, Class I**	752,080	183,449	206,994	728,535	7,751,614	91,974	-	273,943
Oppenheimer International Bond Fund, Class I**	1,555,771	342,751	938,798	959,724	5,384,051	219,535	-	(328,799)
Oppenheimer Real Estate Fund, Class I**	174,935	52,005	143,314	83,626	2,291,355	34,918	-	750,458

					$359,265,125	$1,019,407	$781,522	$820,992

MM RetireSMART Moderate Growth Fund
Babson Global Floating Rate Fund, Class Y*	335,435	504,934	147,803	692,566	$6,468,565	$164,115	$-	$(105,477)
MassMutual Premier Core Bond Fund, Class I	1,693,035	558,148	806,625	1,444,558	16,280,166	-	-	(81,923)
MassMutual Premier Disciplined Growth Fund, Class I	1,978,761	72,041	423,527	1,627,275	18,502,119	-	-	(43,153)
MassMutual Premier Disciplined Value Fund, Class I	1,434,306	82,610	264,016	1,252,900	18,480,278	-	-	168,998
MassMutual Premier High Yield Fund, Class I	890,667	183,002	265,989	807,680	7,252,968	-	-	(206,279)
MassMutual Premier Inflation-Protected and Income Fund, Class I	502,915	113,222	240,758	375,379	3,825,117	-	-	(249,551)
MassMutual Premier International Equity Fund, Class I	885,690	231,929	110,745	1,006,874	11,629,390	-	-	(349,058)
MassMutual Premier Money Market Fund, Class R5	209,453	2,113,598	889,427	1,433,624	1,433,624	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	472,474	284,610	359,662	397,422	4,157,031	-	-	(46,166)
MassMutual Premier Strategic Emerging Markets Fund, Class I	873,340	195,246	105,062	963,524	8,854,790	-	-	(533,710)
MassMutual Select Blue Chip Growth Fund, Class I	627,300	32,922	123,606	536,616	9,251,263	-	85,339	146,237
MassMutual Select Diversified International Fund, Class I	1,191,561	141,263	132,702	1,200,122	7,620,774	-	-	(86,225)
MassMutual Select Diversified Value Fund, Class I	855,118	32,500	218,656	668,962	9,124,647	31,143	-	183,955
MassMutual Select Focused Value Fund, Class I	384,911	20,629	75,806	329,734	6,367,167	-	84,164	257,552
MassMutual Select Fundamental Growth Fund, Class I	1,371,374	52,072	298,211	1,125,235	9,024,383	-	35,027	(22,141)

111

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Fundamental Value Fund, Class I	645,966	94,747	111,384	629,329	$7,841,445	$-	$251,169	$479,126
MassMutual Select Growth Opportunities Fund, Class I	778,072	40,155	304,430	513,797	5,641,489	-	145,935	1,129,147
MassMutual Select Large Cap Value Fund, Class I	1,123,371	61,898	236,137	949,132	7,184,925	-	62,463	(369,533)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	398,410	97,603	119,348	376,665	7,058,710	-	55,032	634,209
MassMutual Select Mid-Cap Value Fund, Class I	573,144	143,081	120,986	595,239	8,160,728	-	93,376	504,673
MassMutual Select Overseas Fund, Class I	2,998,809	546,994	344,633	3,201,170	24,584,984	643,215	-	417,646
MassMutual Select Small Cap Growth Equity Fund, Class I	220,527	188,390	44,459	364,458	5,532,479	-	58,242	26,441
MassMutual Select Small Cap Value Equity Fund, Class I	512,846	103,419	66,819	549,446	8,032,902	655	-	25,953
MassMutual Select Small Company Growth Fund, Class I	190,670	14,750	205,420	-	-	-	-	(116,620)
MassMutual Select Small Company Value Fund, Class I	160,865	183,190	64,523	279,532	3,642,305	-	57,975	(161,746)
MassMutual Select Strategic Bond Fund, Class I	307,026	92,428	130,686	268,768	2,746,811	733	-	27,952
MassMutual Select Total Return Bond Fund, Class I	426,451	210,561	217,766	419,246	4,263,731	396	3,697	(65,634)
MM MSCI EAFE International Index Fund, Class I	1,908,858	225,105	211,761	1,922,202	22,451,322	-	-	321,793
MM Russell 2000 Small Cap Index Fund, Class I	727,513	117,122	89,988	754,647	8,512,423	-	4,796	150,504
MM S&P Mid Cap Index Fund, Class I	839,889	101,680	151,878	789,691	9,823,759	-	36,908	423,538
Oppenheimer Commodity Strategy Total Return Fund, Class I**	5,034,535	1,405,066	615,361	5,824,240	11,240,784	-	-	(660,023)
Oppenheimer Developing Markets Fund, Class I**	175,776	5,342	80,669	100,449	2,903,976	-	-	(53,574)
Oppenheimer Global Real Estate Fund, Class I**	794,529	165,717	193,026	767,220	8,163,218	97,233	-	201,790
Oppenheimer International Bond Fund, Class I**	973,777	222,144	593,921	602,000	3,377,219	136,642	-	(214,018)
Oppenheimer Real Estate Fund, Class I**	186,694	48,511	149,883	85,322	2,337,817	36,782	-	732,456

					$291,773,309	$1,110,914	$974,123	$2,467,139

MM RetireSMART Growth Fund
Babson Global Floating Rate Fund, Class Y*	16,442	65,624	41,790	40,276	$376,179	$9,639	$-	$(8,389)
MassMutual Premier Core Bond Fund, Class I	95,129	130,592	129,320	96,401	1,086,439	-	-	7,860
MassMutual Premier Disciplined Growth Fund, Class I	590,757	63,681	148,966	505,472	5,747,214	-	-	(27,532)
MassMutual Premier Disciplined Value Fund, Class I	428,201	57,257	96,162	389,296	5,742,113	-	-	59,672
MassMutual Premier High Yield Fund, Class I	40,546	35,489	34,430	41,605	373,608	-	-	(30,916)
MassMutual Premier Inflation-Protected and Income Fund, Class I	40,120	32,948	44,304	28,764	293,105	-	-	(9,262)
MassMutual Premier International Equity Fund, Class I	345,483	117,902	60,545	402,840	4,652,802	-	-	(194,810)
MassMutual Premier Money Market Fund, Class R5	35,705	483,282	395,601	123,386	123,386	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	18,834	54,356	45,141	28,049	293,392	-	-	(25)
MassMutual Premier Strategic Emerging Markets Fund, Class I	351,263	104,411	57,684	397,990	3,657,531	-	-	(270,049)
MassMutual Select Blue Chip Growth Fund, Class I	301,449	35,807	67,865	269,391	4,644,293	-	42,347	68,262
MassMutual Select Diversified International Fund, Class I	465,460	93,077	77,100	481,437	3,057,127	-	-	(52,550)
MassMutual Select Diversified Value Fund, Class I	408,581	43,637	116,662	335,556	4,576,984	15,443	-	94,841
MassMutual Select Focused Value Fund, Class I	142,070	19,380	34,353	127,097	2,454,244	-	32,052	99,820
MassMutual Select Fundamental Growth Fund, Class I	655,409	75,164	166,487	564,086	4,523,972	-	17,372	(20,686)
MassMutual Select Fundamental Value Fund, Class I	312,904	72,260	69,374	315,790	3,934,741	-	124,561	192,035
MassMutual Select Growth Opportunities Fund, Class I	374,199	48,033	164,379	257,853	2,831,227	-	72,383	582,510
MassMutual Select Large Cap Value Fund, Class I	536,661	72,350	132,819	476,192	3,604,773	-	30,975	(208,030)

112

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Growth Fund (Continued)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	157,805	46,762	49,807	154,760	$2,900,193	$-	$22,415	$239,109
MassMutual Select Mid-Cap Value Fund, Class I	226,925	70,249	52,411	244,763	3,355,704	-	38,036	216,565
MassMutual Select Overseas Fund, Class I	1,171,799	316,205	204,928	1,283,076	9,854,021	257,474	-	432,951
MassMutual Select Small Cap Growth Equity Fund, Class I	89,502	84,809	19,876	154,435	2,344,330	-	24,464	(41,112)
MassMutual Select Small Cap Value Equity Fund, Class I	208,373	60,796	36,444	232,725	3,402,435	275	-	14,667
MassMutual Select Small Company Growth Fund, Class I	77,491	10,632	88,123	-	-	-	-	(44,746)
MassMutual Select Small Company Value Fund, Class I	65,152	77,476	24,269	118,359	1,542,213	-	24,326	(65,192)
MassMutual Select Strategic Bond Fund, Class I	15,163	18,507	18,565	15,105	154,369	44	-	88
MassMutual Select Total Return Bond Fund, Class I	34,004	50,457	45,759	38,702	393,598	39	360	(6,894)
MM MSCI EAFE International Index Fund, Class I	745,252	148,976	118,639	775,589	9,058,879	-	-	167,701
MM Russell 2000 Small Cap Index Fund, Class I	295,900	74,729	51,286	319,343	3,602,193	-	2,011	91,527
MM S&P Mid Cap Index Fund, Class I	332,445	52,813	60,755	324,503	4,036,821	-	15,025	163,401
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,778,855	516,905	270,956	2,024,804	3,907,872	-	-	(278,900)
Oppenheimer Developing Markets Fund, Class I**	60,310	6,340	25,131	41,519	1,200,323	-	-	(39,430)
Oppenheimer Global Real Estate Fund, Class I**	288,939	61,667	84,199	266,407	2,834,570	34,742	-	92,004
Oppenheimer International Bond Fund, Class I**	65,883	42,262	98,675	9,470	53,126	8,824	-	(27,758)
Oppenheimer Real Estate Fund, Class I**	67,482	19,540	57,213	29,809	816,768	13,216	-	265,955

					$101,430,545	$339,696	$446,327	$1,462,687

MM RetireSMART In Retirement Fund
Babson Global Floating Rate Fund, Class Y*	39,568	139,130	81,812	96,886	$904,918	$26,854	$-	$(27,142)
MassMutual Premier Core Bond Fund, Class I	1,688,892	651,983	525,271	1,815,604	20,461,858	-	-	(68,661)
MassMutual Premier Disciplined Growth Fund, Class I	319,811	79,465	110,053	289,223	3,288,460	-	-	(3,205)
MassMutual Premier Disciplined Value Fund, Class I	231,836	59,506	68,467	222,875	3,287,409	-	-	54,345
MassMutual Premier High Yield Fund, Class I	113,907	48,146	50,306	111,747	1,003,487	-	-	(47,397)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,292,812	241,094	473,238	1,060,668	10,808,204	-	-	(692,904)
MassMutual Premier International Equity Fund, Class I	82,969	48,989	26,532	105,426	1,217,668	-	-	(80,030)
MassMutual Premier Money Market Fund, Class R5	420,577	3,318,160	596,729	3,142,007	3,142,007	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,269,821	235,208	707,163	797,866	8,345,681	-	-	(99,118)
MassMutual Premier Strategic Emerging Markets Fund, Class I	161,102	51,068	46,141	166,029	1,525,804	-	-	(170)
MassMutual Select Blue Chip Growth Fund, Class I	38,669	12,287	15,753	35,203	606,899	-	5,447	20,902
MassMutual Select Diversified International Fund, Class I	111,724	44,193	31,432	124,485	790,478	-	-	(17,496)
MassMutual Select Diversified Value Fund, Class I	54,800	11,757	22,313	44,244	603,493	2,007	-	19,962
MassMutual Select Focused Value Fund, Class I	105,567	24,362	33,656	96,273	1,859,026	-	23,873	103,792
MassMutual Select Fundamental Growth Fund, Class I	87,838	21,643	35,548	73,933	592,943	-	2,251	(1,792)
MassMutual Select Fundamental Value Fund, Class I	37,630	19,541	15,521	41,650	518,959	-	16,178	28,163
MassMutual Select Growth Opportunities Fund, Class I	47,659	15,247	29,021	33,885	372,060	-	9,355	82,671
MassMutual Select Large Cap Value Fund, Class I	72,087	15,906	25,103	62,890	476,075	-	4,029	(38,217)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	38,466	23,362	23,896	37,932	710,843	-	5,281	74,721
MassMutual Select Mid-Cap Value Fund, Class I	55,414	30,612	25,859	60,167	824,885	-	8,967	106,679
MassMutual Select Overseas Fund, Class I	280,378	137,586	86,517	331,447	2,545,515	59,056	-	188,055

113

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART In Retirement Fund (Continued)
MassMutual Select Small Cap Growth Equity Fund, Class I	18,330	20,017	6,937	31,410	$476,799	$-	$4,728	$(7,415)
MassMutual Select Small Cap Value Equity Fund, Class I	42,346	15,608	10,041	47,913	700,490	54	-	5,494
MassMutual Select Small Company Growth Fund, Class I	15,853	2,553	18,406	-	-	-	-	(613)
MassMutual Select Small Company Value Fund, Class I	13,586	19,047	8,369	24,264	316,156	-	4,789	(7,377)
MassMutual Select Strategic Bond Fund, Class I	302,384	127,372	82,056	347,700	3,553,489	896	-	17,221
MassMutual Select Total Return Bond Fund, Class I	405,358	210,897	113,688	502,567	5,111,102	449	4,194	(65,427)
MM MSCI EAFE International Index Fund, Class I	179,201	59,703	49,770	189,134	2,209,088	-	-	62,225
MM Russell 2000 Small Cap Index Fund, Class I	59,594	20,018	13,530	66,082	745,410	-	399	25,145
MM S&P Mid Cap Index Fund, Class I	81,280	28,204	29,026	80,458	1,000,897	-	3,573	59,772
Oppenheimer Commodity Strategy Total Return Fund, Class I**	892,489	537,575	222,480	1,207,584	2,330,638	-	-	(240,720)
Oppenheimer Developing Markets Fund, Class I **	26,566	4,020	14,130	16,456	475,737	-	-	(55,388)
Oppenheimer Global Real Estate Fund, Class I **	133,359	53,408	44,085	142,682	1,518,133	17,508	-	60,329
Oppenheimer International Bond Fund, Class I **	440,594	150,598	272,675	318,517	1,786,878	65,546	-	(86,959)
Oppenheimer Real Estate Fund, Class I **	31,943	13,980	29,309	16,614	455,215	6,788	-	117,807

					$84,566,704	$179,158	$93,064	$(512,748)

MM RetireSMART 2010 Fund
Babson Global Floating Rate Fund, Class Y*	55,589	153,827	90,052	119,364	$1,114,858	$34,013	$-	$(37,095)
MassMutual Premier Core Bond Fund, Class I	1,845,604	740,011	866,850	1,718,765	19,370,486	-	-	(133,343)
MassMutual Premier Disciplined Growth Fund, Class I	426,016	103,660	200,601	329,075	3,741,580	-	-	(13,016)
MassMutual Premier Disciplined Value Fund, Class I	308,860	77,649	132,868	253,641	3,741,210	-	-	100,844
MassMutual Premier High Yield Fund, Class I	153,869	66,234	83,685	136,418	1,225,033	-	-	(72,144)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,212,234	303,257	607,676	907,815	9,250,637	-	-	(392,405)
MassMutual Premier International Equity Fund, Class I	135,022	71,320	58,285	148,057	1,710,062	-	-	(174,653)
MassMutual Premier Money Market Fund, Class R5	205,726	1,901,874	622,444	1,485,156	1,485,156	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	875,094	221,235	492,493	603,836	6,316,122	-	-	(67,466)
MassMutual Premier Strategic Emerging Markets Fund, Class I	179,576	77,061	88,789	167,848	1,542,523	-	-	(79,753)
MassMutual Select Blue Chip Growth Fund, Class I	56,381	15,729	27,922	44,188	761,804	-	6,990	38,132
MassMutual Select Diversified International Fund, Class I	181,567	65,946	72,506	175,007	1,111,293	-	-	(40,124)
MassMutual Select Diversified Value Fund, Class I	78,883	18,712	42,427	55,168	752,493	2,557	-	38,452
MassMutual Select Focused Value Fund, Class I	118,293	31,477	55,917	93,853	1,812,309	-	23,809	48,072
MassMutual Select Fundamental Growth Fund, Class I	126,419	29,189	62,866	92,742	743,788	-	2,879	(2,405)
MassMutual Select Fundamental Value Fund, Class I	55,935	24,249	28,058	52,126	649,491	-	20,696	17,652
MassMutual Select Growth Opportunities Fund, Class I	69,634	19,430	47,176	41,888	459,926	-	11,829	91,517
MassMutual Select Large Cap Value Fund, Class I	103,691	25,592	50,896	78,387	593,388	-	5,133	(76,490)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	73,432	35,535	45,569	63,398	1,188,083	-	9,035	125,619
MassMutual Select Mid-Cap Value Fund, Class I	105,733	52,352	57,637	100,448	1,377,144	-	15,344	184,503
MassMutual Select Overseas Fund, Class I	456,056	190,625	180,170	466,511	3,582,808	87,171	-	274,816
MassMutual Select Small Cap Growth Equity Fund, Class I	31,740	34,814	18,842	47,712	724,273	-	7,383	(20,490)
MassMutual Select Small Cap Value Equity Fund, Class I	74,715	29,514	31,568	72,661	1,062,305	83	-	16,910
MassMutual Select Small Company Growth Fund, Class I	27,914	6,157	34,071	-	-	-	-	(4,227)
MassMutual Select Small Company Value Fund, Class I	23,843	30,185	16,699	37,329	486,394	-	7,546	(20,947)
MassMutual Select Strategic Bond Fund, Class I	330,544	142,162	143,442	329,264	3,365,081	870	-	27,983
MassMutual Select Total Return Bond Fund, Class I	443,219	236,217	202,320	477,116	4,852,270	437	4,078	(48,563)

114

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2010 Fund (Continued)
MM MSCI EAFE International Index Fund, Class I	291,173	97,406	117,739	270,840	$3,163,409	$-	$-	$68,280
MM Russell 2000 Small Cap Index Fund, Class I	104,693	38,111	43,081	99,723	1,124,877	-	617	9,950
MM S&P Mid Cap Index Fund, Class I	155,100	50,863	71,828	134,135	1,668,637	-	6,105	40,712
Oppenheimer Commodity Strategy Total Return Fund, Class I**	985,950	646,448	421,976	1,210,422	2,336,114	-	-	(396,354)
Oppenheimer Developing Markets Fund, Class I**	34,864	4,189	21,780	17,273	499,368	-	-	(72,968)
Oppenheimer Global Real Estate Fund, Class I**	152,230	67,035	72,209	147,056	1,564,671	19,244	-	90,129
Oppenheimer International Bond Fund, Class I**	436,578	190,960	348,604	278,934	1,564,820	66,036	-	(114,458)
Oppenheimer Real Estate Fund, Class I**	36,165	17,475	36,643	16,997	465,717	7,466	-	126,299

					$85,408,130	$217,877	$121,444	$(467,031)

MM RetireSMART 2015 Fund
Babson Global Floating Rate Fund, Class Y*	27,887	127,463	43,385	111,965	$1,045,751	$27,053	$-	$(18,271)
MassMutual Premier Core Bond Fund, Class I	965,982	1,015,365	493,477	1,487,870	16,768,296	-	-	43,265
MassMutual Premier Disciplined Growth Fund, Class I	286,702	207,609	157,747	336,564	3,826,736	-	-	(28,953)
MassMutual Premier Disciplined Value Fund, Class I	207,850	156,205	104,704	259,351	3,825,428	-	-	66,349
MassMutual Premier High Yield Fund, Class I	100,084	96,350	61,971	134,463	1,207,478	-	-	(70,043)
MassMutual Premier Inflation-Protected and Income Fund, Class I	619,885	484,536	340,975	763,446	7,779,519	-	-	(94,346)
MassMutual Premier International Equity Fund, Class I	97,383	109,130	43,176	163,337	1,886,543	-	-	(134,911)
MassMutual Premier Money Market Fund, Class R5	76,196	1,173,037	405,317	843,916	843,916	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	401,746	316,822	235,992	482,576	5,047,742	-	-	(14,267)
MassMutual Premier Strategic Emerging Markets Fund, Class I	118,478	125,133	77,037	166,574	1,530,812	-	-	(80,510)
MassMutual Select Blue Chip Growth Fund, Class I	44,889	33,398	29,488	48,799	841,304	-	7,457	38,671
MassMutual Select Diversified International Fund, Class I	130,946	117,173	54,383	193,736	1,230,222	-	-	(35,454)
MassMutual Select Diversified Value Fund, Class I	62,158	43,840	45,060	60,938	831,196	2,732	-	32,623
MassMutual Select Focused Value Fund, Class I	72,656	55,979	39,903	88,732	1,713,423	-	21,742	(70,517)
MassMutual Select Fundamental Growth Fund, Class I	99,611	67,905	65,442	102,074	818,635	-	3,071	(3,745)
MassMutual Select Fundamental Value Fund, Class I	45,154	38,147	25,807	57,494	716,370	-	22,059	(2,443)
MassMutual Select Growth Opportunities Fund, Class I	55,526	40,505	49,364	46,667	512,399	-	12,725	35,962
MassMutual Select Large Cap Value Fund, Class I	81,744	59,691	54,776	86,659	656,011	-	5,485	(88,004)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	53,804	56,358	36,459	73,703	1,381,203	-	10,210	31,750
MassMutual Select Mid-Cap Value Fund, Class I	77,565	83,464	44,121	116,908	1,602,807	-	17,335	17,845
MassMutual Select Overseas Fund, Class I	328,459	315,959	127,795	516,623	3,967,663	94,703	-	(43,402)
MassMutual Select Small Cap Growth Equity Fund, Class I	22,969	50,695	19,536	54,128	821,661	-	8,137	(23,285)
MassMutual Select Small Cap Value Equity Fund, Class I	54,069	52,118	24,034	82,153	1,201,082	92	-	20,017
MassMutual Select Small Company Growth Fund, Class I	20,062	11,704	31,766	-	-	-	-	(2,870)
MassMutual Select Small Company Value Fund, Class I	17,133	40,851	16,146	41,838	545,143	-	8,216	(21,330)
MassMutual Select Strategic Bond Fund, Class I	173,052	188,621	77,959	283,714	2,899,558	732	-	5,023
MassMutual Select Total Return Bond Fund, Class I	232,713	289,824	110,071	412,466	4,194,778	369	3,440	(18,834)
MM MSCI EAFE International Index Fund, Class I	210,240	185,311	93,177	302,374	3,531,723	-	-	(66,821)
MM Russell 2000 Small Cap Index Fund, Class I	75,788	71,690	34,675	112,803	1,272,419	-	678	(25,971)
MM S&P Mid Cap Index Fund, Class I	113,620	102,685	60,439	155,866	1,938,970	-	6,883	33,192
Oppenheimer Commodity Strategy Total Return Fund, Class I**	631,099	815,821	300,421	1,146,499	2,212,743	-	-	(310,788)
Oppenheimer Developing Markets Fund, Class I**	21,325	10,015	15,340	16,000	462,552	-	-	(72,542)
Oppenheimer Global Real Estate Fund, Class I**	97,422	88,406	43,915	141,913	1,509,950	17,090	-	38,997

115

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2015 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	236,565	225,552	223,545	238,572	$1,338,391	$47,297	$-	$(82,600)
Oppenheimer Real Estate Fund, Class I**	23,245	23,387	30,260	16,372	448,603	6,568	-	38,639

					$80,411,027	$196,636	$127,438	$(907,574)

MM RetireSMART 2020 Fund
Babson Global Floating Rate Fund, Class Y*	353,431	708,930	307,131	755,230	$7,053,853	$198,800	$-	$(209,100)
MassMutual Premier Core Bond Fund, Class I	5,554,235	2,186,352	1,712,768	6,027,819	67,933,520	-	-	(261,156)
MassMutual Premier Disciplined Growth Fund, Class I	2,961,840	527,215	944,105	2,544,950	28,936,076	-	-	(50,748)
MassMutual Premier Disciplined Value Fund, Class I	2,146,876	414,161	599,996	1,961,041	28,925,359	-	-	421,633
MassMutual Premier High Yield Fund, Class I	1,029,355	273,247	427,085	875,517	7,862,139	-	-	(423,076)
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,904,922	857,953	1,314,250	3,448,625	35,141,488	-	-	(1,632,313)
MassMutual Premier International Equity Fund, Class I	1,071,172	444,481	273,428	1,242,225	14,347,698	-	-	(834,066)
MassMutual Premier Money Market Fund, Class R5	474,560	5,641,120	2,023,441	4,092,239	4,092,239	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	2,604,658	851,660	1,121,314	2,335,004	24,424,140	-	-	(116,842)
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,238,114	370,220	305,687	1,302,647	11,971,325	-	-	(1,080,722)
MassMutual Select Blue Chip Growth Fund, Class I	745,750	141,134	240,874	646,010	11,137,217	-	101,331	330,478
MassMutual Select Diversified International Fund, Class I	1,442,104	360,326	327,007	1,475,423	9,368,936	-	-	(192,642)
MassMutual Select Diversified Value Fund, Class I	1,019,471	176,064	387,631	807,904	11,019,805	37,113	-	347,294
MassMutual Select Focused Value Fund, Class I	658,045	127,641	194,980	590,706	11,406,534	-	148,607	585,750
MassMutual Select Fundamental Growth Fund, Class I	1,634,665	276,127	555,233	1,355,559	10,871,586	-	41,691	(18,086)
MassMutual Select Fundamental Value Fund, Class I	764,812	221,267	225,969	760,110	9,470,971	-	299,178	649,021
MassMutual Select Growth Opportunities Fund, Class I	924,543	173,844	478,677	619,710	6,804,418	-	173,555	1,598,314
MassMutual Select Large Cap Value Fund, Class I	1,340,085	245,551	438,026	1,147,610	8,687,407	-	74,495	(662,192)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	536,161	209,169	224,257	521,073	9,764,906	-	74,867	1,035,678
MassMutual Select Mid-Cap Value Fund, Class I	772,256	309,111	256,742	824,625	11,305,609	-	127,069	1,081,782
MassMutual Select Overseas Fund, Class I	3,622,061	1,146,010	831,229	3,936,842	30,234,945	762,051	-	1,539,725
MassMutual Select Small Cap Growth Equity Fund, Class I	240,188	251,344	92,672	398,860	6,054,690	-	62,465	(156,020)
MassMutual Select Small Cap Value Equity Fund, Class I	564,957	183,519	144,412	604,064	8,831,410	707	-	66,208
MassMutual Select Small Company Growth Fund, Class I	210,204	35,694	245,898	-	-	-	-	(86,699)
MassMutual Select Small Company Value Fund, Class I	178,554	213,206	85,019	306,741	3,996,832	-	62,529	(214,915)
MassMutual Select Strategic Bond Fund, Class I	991,893	447,495	283,850	1,155,538	11,809,601	3,053	-	57,347
MassMutual Select Total Return Bond Fund, Class I	1,357,129	747,983	396,227	1,708,885	17,379,365	1,570	14,655	(131,993)
MM MSCI EAFE International Index Fund, Class I	2,313,037	566,926	549,367	2,330,596	27,221,364	-	-	967,429
MM Russell 2000 Small Cap Index Fund, Class I	794,128	233,513	197,613	830,028	9,362,714	-	5,182	375,248
MM S&P Mid Cap Index Fund, Class I	1,131,258	233,832	268,961	1,096,129	13,635,839	-	50,321	753,418
Oppenheimer Commodity Strategy Total Return Fund, Class I**	7,041,635	3,210,506	1,685,443	8,566,698	16,533,727	-	-	(1,892,190)
Oppenheimer Developing Markets Fund, Class I**	198,703	28,955	92,425	135,233	3,909,584	-	-	(287,451)
Oppenheimer Global Real Estate Fund, Class I**	1,079,555	382,687	357,784	1,104,458	11,751,428	140,926	-	443,246

116

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2020 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	1,906,436	628,275	1,287,632	1,247,079	$6,996,111	$291,667	$-	$(447,464)
Oppenheimer Real Estate Fund, Class I**	256,087	101,134	232,107	125,114	3,428,116	54,159	-	996,966

					$501,670,952	$1,490,046	$1,235,945	$2,551,862

MM RetireSMART 2025 Fund
Babson Global Floating Rate Fund, Class Y*	77,620	335,871	48,068	365,423	$3,413,047	$82,225	$-	$(32,965)
MassMutual Premier Core Bond Fund, Class I	725,095	859,251	411,204	1,173,142	13,221,306	-	-	27,524
MassMutual Premier Disciplined Growth Fund, Class I	620,255	489,736	256,122	853,869	9,708,490	-	-	(22,785)
MassMutual Premier Disciplined Value Fund, Class I	449,780	375,448	167,112	658,116	9,707,212	-	-	121,474
MassMutual Premier High Yield Fund, Class I	342,556	301,136	175,383	468,309	4,205,417	-	-	(202,744)
MassMutual Premier Inflation-Protected and Income Fund, Class I	521,542	459,962	267,177	714,327	7,278,993	-	-	(78,156)
MassMutual Premier International Equity Fund, Class I	253,982	299,842	85,122	468,702	5,413,507	-	-	(264,508)
MassMutual Premier Money Market Fund, Class R5	71,571	1,535,813	528,934	1,078,450	1,078,450	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	296,630	357,986	225,279	429,337	4,490,868	-	-	(10,128)
MassMutual Premier Strategic Emerging Markets Fund, Class I	297,585	307,134	128,532	476,187	4,376,160	-	-	(151,648)
MassMutual Select Blue Chip Growth Fund, Class I	178,343	144,242	74,266	248,319	4,281,022	-	37,269	117,300
MassMutual Select Diversified International Fund, Class I	340,815	321,495	103,029	559,281	3,551,436	-	-	(61,775)
MassMutual Select Diversified Value Fund, Class I	242,719	187,875	120,448	310,146	4,230,390	13,655	-	102,734
MassMutual Select Focused Value Fund, Class I	128,459	109,223	50,890	186,792	3,606,954	-	44,929	(76,409)
MassMutual Select Fundamental Growth Fund, Class I	388,696	295,124	165,204	518,616	4,159,304	-	15,324	7,283
MassMutual Select Fundamental Value Fund, Class I	184,072	179,642	72,091	291,623	3,633,628	-	109,852	13,039
MassMutual Select Growth Opportunities Fund, Class I	221,278	176,238	158,232	239,284	2,627,334	-	64,091	129,435
MassMutual Select Large Cap Value Fund, Class I	319,573	258,230	137,309	440,494	3,334,542	-	27,379	(212,456)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	118,715	125,137	58,374	185,478	3,475,858	-	25,643	66,348
MassMutual Select Mid-Cap Value Fund, Class I	171,607	190,832	68,032	294,407	4,036,321	-	43,556	41,593
MassMutual Select Overseas Fund, Class I	851,631	896,679	257,600	1,490,710	11,448,649	280,083	-	(82,105)
MassMutual Select Small Cap Growth Equity Fund, Class I	61,718	127,463	27,609	161,572	2,452,668	-	24,310	(47,230)
MassMutual Select Small Cap Value Equity Fund, Class I	141,201	148,980	46,016	244,165	3,569,685	274	-	35,472
MassMutual Select Small Company Growth Fund, Class I	51,198	36,288	87,486	-	-	-	-	(20,674)
MassMutual Select Small Company Value Fund, Class I	43,728	108,668	29,234	123,162	1,604,802	-	24,122	(53,762)
MassMutual Select Strategic Bond Fund, Class I	129,083	150,213	57,405	221,891	2,267,721	570	-	1,237
MassMutual Select Total Return Bond Fund, Class I	179,420	256,041	98,150	337,311	3,430,455	301	2,814	(21,219)
MM MSCI EAFE International Index Fund, Class I	548,881	516,027	174,385	890,523	10,401,307	-	-	(108,638)
MM Russell 2000 Small Cap Index Fund, Class I	200,376	200,728	65,959	335,145	3,780,438	-	2,009	(47,432)
MM S&P Mid Cap Index Fund, Class I	250,441	228,111	88,036	390,516	4,858,014	-	17,208	70,504
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,536,906	1,910,161	492,433	2,954,634	5,702,443	-	-	(524,948)
Oppenheimer Developing Markets Fund, Class I**	39,977	31,902	24,778	47,101	1,361,701	-	-	(131,700)
Oppenheimer Global Real Estate Fund, Class I**	231,837	233,735	80,847	384,725	4,093,476	45,952	-	77,724

117

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2025 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	387,563	371,306	339,679	419,190	$2,351,657	$80,164	$-	$(130,607)
Oppenheimer Real Estate Fund, Class I**	57,858	56,792	71,613	43,037	1,179,217	17,464	-	91,672

					$158,332,472	$520,688	$438,506	$(1,378,550)

MM RetireSMART 2030 Fund
Babson Global Floating Rate Fund, Class Y*	506,747	1,148,790	334,266	1,321,271	$12,340,668	$318,329	$-	$(232,064)
MassMutual Premier Core Bond Fund, Class I	2,392,123	1,325,670	1,448,534	2,269,259	25,574,547	-	-	75,081
MassMutual Premier Disciplined Growth Fund, Class I	3,024,212	557,864	970,558	2,611,518	29,692,959	-	-	(14,508)
MassMutual Premier Disciplined Value Fund, Class I	2,192,354	464,302	643,556	2,013,100	29,693,228	-	-	487,607
MassMutual Premier High Yield Fund, Class I	1,637,087	607,899	627,839	1,617,147	14,521,980	-	-	(579,432)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,714,489	548,862	791,126	1,472,225	15,001,975	-	-	(375,963)
MassMutual Premier International Equity Fund, Class I	1,384,201	608,041	360,394	1,631,848	18,847,848	-	-	(1,071,381)
MassMutual Premier Money Market Fund, Class R5	323,911	4,337,741	1,849,305	2,812,347	2,812,347	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	828,897	656,274	725,102	760,069	7,950,320	-	-	(65,683)
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,428,619	456,749	326,529	1,558,839	14,325,730	-	-	(993,285)
MassMutual Select Blue Chip Growth Fund, Class I	996,456	199,510	323,068	872,898	15,048,770	-	135,223	477,913
MassMutual Select Diversified International Fund, Class I	1,862,924	512,073	427,720	1,947,277	12,365,210	-	-	(229,120)
MassMutual Select Diversified Value Fund, Class I	1,355,913	249,374	515,654	1,089,633	14,862,588	49,450	-	487,412
MassMutual Select Focused Value Fund, Class I	592,378	121,090	184,894	528,574	10,206,771	-	131,304	548,510
MassMutual Select Fundamental Growth Fund, Class I	2,173,671	392,575	738,085	1,828,161	14,661,852	-	55,575	659
MassMutual Select Fundamental Value Fund, Class I	1,028,411	294,941	298,485	1,024,867	12,769,848	-	398,394	827,072
MassMutual Select Growth Opportunities Fund, Class I	1,236,206	244,502	643,041	837,667	9,197,588	-	231,656	2,016,147
MassMutual Select Large Cap Value Fund, Class I	1,782,531	351,532	586,226	1,547,837	11,717,127	-	99,238	(866,968)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	620,124	248,711	260,518	608,317	11,399,863	-	86,706	1,261,754
MassMutual Select Mid-Cap Value Fund, Class I	893,619	368,723	298,590	963,752	13,213,046	-	147,250	1,282,252
MassMutual Select Overseas Fund, Class I	4,675,945	1,643,245	1,129,035	5,190,155	39,860,391	1,013,628	-	2,436,880
MassMutual Select Small Cap Growth Equity Fund, Class I	349,374	355,314	112,269	592,419	8,992,915	-	92,170	(201,560)
MassMutual Select Small Cap Value Equity Fund, Class I	805,137	288,399	198,434	895,102	13,086,390	1,039	-	98,174
MassMutual Select Small Company Growth Fund, Class I	296,295	56,761	353,056	-	-	-	-	(143,423)
MassMutual Select Small Company Value Fund, Class I	250,861	342,783	140,158	453,486	5,908,925	-	91,681	(331,926)
MassMutual Select Strategic Bond Fund, Class I	425,049	215,619	214,891	425,777	4,351,438	1,128	-	41,849
MassMutual Select Total Return Bond Fund, Class I	612,610	442,870	377,121	678,359	6,898,916	626	5,842	(56,113)
MM MSCI EAFE International Index Fund, Class I	2,989,603	795,180	669,942	3,114,841	36,381,341	-	-	1,196,335
MM Russell 2000 Small Cap Index Fund, Class I	1,143,989	360,564	277,016	1,227,537	13,846,616	-	7,599	528,788
MM S&P Mid Cap Index Fund, Class I	1,307,629	354,502	383,901	1,278,230	15,901,181	-	58,179	1,070,690
Oppenheimer Commodity Strategy Total Return Fund, Class I**	7,802,301	3,576,550	1,903,184	9,475,667	18,288,037	-	-	(2,132,338)
Oppenheimer Developing Markets Fund, Class I**	253,369	36,607	128,293	161,683	4,674,269	-	-	(157,480)
Oppenheimer Global Real Estate Fund, Class I**	1,217,547	415,356	394,329	1,238,574	13,178,427	158,583	-	486,041

118

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2030 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	1,739,238	697,806	1,203,225	1,233,819	$6,921,725	$269,472	$-	$(419,428)
Oppenheimer Real Estate Fund, Class I**	292,600	111,263	265,968	137,895	3,778,320	60,719	-	1,096,756

					$488,273,156	$1,872,974	$1,540,817	$6,549,248

MM RetireSMART 2035 Fund
Babson Global Floating Rate Fund, Class Y*	41,700	204,092	29,597	216,195	$2,019,258	$48,052	$-	$(20,630)
MassMutual Premier Core Bond Fund, Class I	291,965	407,725	272,332	427,358	4,816,325	-	-	3,566
MassMutual Premier Disciplined Growth Fund, Class I	421,986	342,964	178,824	586,126	6,664,252	-	-	(5,476)
MassMutual Premier Disciplined Value Fund, Class I	306,014	266,214	120,571	451,657	6,661,945	-	-	92,947
MassMutual Premier High Yield Fund, Class I	182,297	179,221	93,138	268,380	2,410,050	-	-	(102,875)
MassMutual Premier Inflation-Protected and Income Fund, Class I	173,784	179,915	123,389	230,310	2,346,857	-	-	(40,328)
MassMutual Premier International Equity Fund, Class I	210,425	258,196	74,870	393,751	4,547,818	-	-	(229,027)
MassMutual Premier Money Market Fund, Class R5	35,757	894,106	373,755	556,108	556,108	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	96,694	160,973	117,193	140,474	1,469,360	-	-	(2,883)
MassMutual Premier Strategic Emerging Markets Fund, Class I	229,117	248,846	93,941	384,022	3,529,164	-	-	(107,748)
MassMutual Select Blue Chip Growth Fund, Class I	162,405	133,342	67,105	228,642	3,941,793	-	34,899	115,699
MassMutual Select Diversified International Fund, Class I	282,114	276,076	87,526	470,664	2,988,716	-	-	(50,655)
MassMutual Select Diversified Value Fund, Class I	220,249	175,026	109,842	285,433	3,893,310	12,770	-	100,624
MassMutual Select Focused Value Fund, Class I	88,270	75,397	36,858	126,809	2,448,689	-	31,026	(52,496)
MassMutual Select Fundamental Growth Fund, Class I	352,702	277,335	151,908	478,129	3,834,596	-	14,340	13,284
MassMutual Select Fundamental Value Fund, Class I	168,393	166,966	67,063	268,296	3,342,969	-	102,767	17,610
MassMutual Select Growth Opportunities Fund, Class I	201,562	164,246	145,791	220,017	2,415,784	-	59,941	133,740
MassMutual Select Large Cap Value Fund, Class I	289,941	240,584	125,129	405,396	3,068,844	-	25,615	(188,767)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	94,224	100,348	46,106	148,466	2,782,258	-	20,891	61,288
MassMutual Select Mid-Cap Value Fund, Class I	136,147	151,548	52,210	235,485	3,228,493	-	35,494	54,312
MassMutual Select Overseas Fund, Class I	705,467	775,692	227,554	1,253,605	9,627,689	242,185	-	(52,997)
MassMutual Select Small Cap Growth Equity Fund, Class I	54,317	117,578	26,116	145,779	2,212,924	-	22,378	(43,596)
MassMutual Select Small Cap Value Equity Fund, Class I	123,593	137,681	41,061	220,213	3,219,507	252	-	27,422
MassMutual Select Small Company Growth Fund, Class I	44,694	34,729	79,423	-	-	-	-	(20,475)
MassMutual Select Small Company Value Fund, Class I	38,098	103,935	30,743	111,290	1,450,107	-	22,201	(59,731)
MassMutual Select Strategic Bond Fund, Class I	51,996	62,986	35,964	79,018	807,561	209	-	(32)
MassMutual Select Total Return Bond Fund, Class I	75,177	116,065	61,714	129,528	1,317,295	119	1,112	(14,203)
MM MSCI EAFE International Index Fund, Class I	454,265	440,361	140,358	754,268	8,809,852	-	-	(57,936)
MM Russell 2000 Small Cap Index Fund, Class I	175,944	183,663	57,482	302,125	3,407,968	-	1,845	(44,780)
MM S&P Mid Cap Index Fund, Class I	198,681	183,254	69,776	312,159	3,883,259	-	14,014	55,333
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,147,520	1,444,474	400,752	2,191,242	4,229,097	-	-	(426,176)
Oppenheimer Developing Markets Fund, Class I**	33,787	23,795	19,036	38,546	1,114,371	-	-	(86,849)
Oppenheimer Global Real Estate Fund, Class I**	176,946	170,947	61,015	286,878	3,052,383	35,441	-	68,409

119

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2035 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	206,602	218,999	206,262	219,339	$1,230,490	$44,412	$-	$(75,736)
Oppenheimer Real Estate Fund, Class I**	43,980	43,554	55,650	31,884	873,622	13,588	-	71,596

					$112,202,714	$397,028	$386,523	$(867,566)

MM RetireSMART 2040 Fund
Babson Global Floating Rate Fund, Class Y*	194,078	422,161	154,525	461,714	$4,312,409	$117,417	$-	$(106,405)
MassMutual Premier Core Bond Fund, Class I	1,185,131	699,801	853,004	1,031,928	11,629,829	-	-	48,163
MassMutual Premier Disciplined Growth Fund, Class I	1,662,946	328,268	604,089	1,387,125	15,771,613	-	-	(8,120)
MassMutual Premier Disciplined Value Fund, Class I	1,205,534	279,249	415,435	1,069,348	15,772,876	-	-	320,716
MassMutual Premier High Yield Fund, Class I	599,425	241,705	279,759	561,371	5,041,111	-	-	(244,894)
MassMutual Premier Inflation-Protected and Income Fund, Class I	586,848	227,603	356,589	457,862	4,665,615	-	-	(159,584)
MassMutual Premier International Equity Fund, Class I	901,967	409,128	297,285	1,013,810	11,709,501	-	-	(882,426)
MassMutual Premier Money Market Fund, Class R5	160,316	2,466,229	1,229,652	1,396,893	1,396,893	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	379,351	337,528	383,823	333,056	3,483,767	-	-	(26,556)
MassMutual Premier Strategic Emerging Markets Fund, Class I	931,504	342,401	283,169	990,736	9,104,863	-	-	(543,448)
MassMutual Select Blue Chip Growth Fund, Class I	747,067	156,884	271,538	632,413	10,902,794	-	97,282	407,707
MassMutual Select Diversified International Fund, Class I	1,213,806	357,080	358,889	1,211,997	7,696,183	-	-	(190,464)
MassMutual Select Diversified Value Fund, Class I	1,012,493	195,434	418,269	789,658	10,770,940	35,592	-	399,861
MassMutual Select Focused Value Fund, Class I	374,443	83,741	135,758	322,426	6,226,054	-	79,517	405,199
MassMutual Select Fundamental Growth Fund, Class I	1,623,158	311,840	611,131	1,323,867	10,617,414	-	39,984	5,576
MassMutual Select Fundamental Value Fund, Class I	775,327	235,978	268,793	742,512	9,251,700	-	286,606	679,587
MassMutual Select Growth Opportunities Fund, Class I	927,403	190,021	510,099	607,325	6,668,428	-	166,769	1,611,644
MassMutual Select Large Cap Value Fund, Class I	1,331,152	286,740	495,761	1,122,131	8,494,531	-	71,442	(725,907)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	408,501	164,914	187,897	385,518	7,224,606	-	54,664	857,532
MassMutual Select Mid-Cap Value Fund, Class I	588,701	245,902	223,403	611,200	8,379,556	-	92,867	962,398
MassMutual Select Overseas Fund, Class I	3,046,296	1,137,323	956,629	3,226,990	24,783,283	628,968	-	2,202,376
MassMutual Select Small Cap Growth Equity Fund, Class I	233,415	238,588	91,013	380,990	5,783,436	-	58,988	(156,928)
MassMutual Select Small Cap Value Equity Fund, Class I	537,816	206,470	167,915	576,371	8,426,551	665	-	84,167
MassMutual Select Small Company Growth Fund, Class I	197,675	38,985	236,660	-	-	-	-	(102,053)
MassMutual Select Small Company Value Fund, Class I	167,115	232,896	108,095	291,916	3,803,667	-	58,696	(227,616)
MassMutual Select Strategic Bond Fund, Class I	208,763	114,836	132,665	190,934	1,951,344	505	-	22,827
MassMutual Select Total Return Bond Fund, Class I	309,763	239,267	231,123	317,907	3,233,112	294	2,738	(40,537)
MM MSCI EAFE International Index Fund, Class I	1,948,162	561,873	566,951	1,943,084	22,695,224	-	-	1,046,776
MM Russell 2000 Small Cap Index Fund, Class I	764,704	260,210	234,900	790,014	8,911,364	-	4,863	406,326
MM S&P Mid Cap Index Fund, Class I	861,044	229,335	280,404	809,975	10,076,091	-	36,660	771,424
Oppenheimer Commodity Strategy Total Return Fund, Class I**	4,772,077	2,173,917	1,491,511	5,454,483	10,527,153	-	-	(1,616,612)
Oppenheimer Developing Markets Fund, Class I**	157,006	22,902	78,090	101,818	2,943,567	-	-	(132,928)
Oppenheimer Global Real Estate Fund, Class I**	756,829	231,722	280,739	707,812	7,531,123	93,986	-	339,841

120

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2040 Fund (Continued)
Oppenheimer International Bond Fund, Class I**	829,341	354,937	675,561	508,717	$2,853,900	$124,009	$-	$(238,318)
Oppenheimer Real Estate Fund, Class I**	182,045	65,181	168,244	78,982	2,164,100	36,200	-	700,305

					$284,804,598	$1,037,636	$1,051,076	$5,869,629

MM RetireSMART 2045 Fund
Babson Global Floating Rate Fund, Class Y*	9,831	72,444	16,386	65,889	$615,406	$14,190	$-	$(5,896)
MassMutual Premier Core Bond Fund, Class I	90,518	157,278	78,308	169,488	1,910,127	-	-	(572)
MassMutual Premier Disciplined Growth Fund, Class I	211,455	163,273	89,955	284,773	3,237,872	-	-	(3,459)
MassMutual Premier Disciplined Value Fund, Class I	153,335	125,643	59,500	219,478	3,237,304	-	-	45,393
MassMutual Premier High Yield Fund, Class I	43,323	59,888	21,237	81,974	736,122	-	-	(23,447)
MassMutual Premier Inflation-Protected and Income Fund, Class I	37,914	59,395	36,579	60,730	618,837	-	-	(10,782)
MassMutual Premier International Equity Fund, Class I	124,374	144,331	41,618	227,087	2,622,853	-	-	(126,021)
MassMutual Premier Money Market Fund, Class R5	13,391	412,155	188,887	236,659	236,659	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	26,674	66,700	39,591	53,783	562,568	-	-	(270)
MassMutual Premier Strategic Emerging Markets Fund, Class I	137,619	147,095	56,884	227,830	2,093,758	-	-	(66,605)
MassMutual Select Blue Chip Growth Fund, Class I	108,165	85,540	42,190	151,515	2,612,115	-	22,724	74,512
MassMutual Select Diversified International Fund, Class I	166,925	152,947	48,244	271,628	1,724,838	-	-	(26,690)
MassMutual Select Diversified Value Fund, Class I	146,190	112,253	69,618	188,825	2,575,573	8,305	-	64,788
MassMutual Select Focused Value Fund, Class I	50,740	41,552	20,656	71,636	1,383,286	-	17,215	(28,906)
MassMutual Select Fundamental Growth Fund, Class I	234,168	179,986	97,853	316,301	2,536,738	-	9,335	9,512
MassMutual Select Fundamental Value Fund, Class I	112,669	108,032	42,846	177,855	2,216,077	-	66,932	11,573
MassMutual Select Growth Opportunities Fund, Class I	134,328	105,878	94,780	145,426	1,596,779	-	38,919	89,218
MassMutual Select Large Cap Value Fund, Class I	192,514	157,077	81,186	268,405	2,031,825	-	16,665	(121,544)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	56,255	56,733	26,063	86,925	1,628,984	-	12,045	38,253
MassMutual Select Mid-Cap Value Fund, Class I	81,310	86,934	30,229	138,015	1,892,191	-	20,464	34,059
MassMutual Select Overseas Fund, Class I	417,142	439,121	132,812	723,451	5,556,105	137,866	-	(21,823)
MassMutual Select Small Cap Growth Equity Fund, Class I	32,802	68,833	14,788	86,847	1,318,334	-	13,115	(25,349)
MassMutual Select Small Cap Value Equity Fund, Class I	74,642	80,218	23,577	131,283	1,919,353	148	-	14,203
MassMutual Select Small Company Growth Fund, Class I	26,967	19,245	46,212	-	-	-	-	(13,815)
MassMutual Select Small Company Value Fund, Class I	22,936	56,507	12,990	66,453	865,884	-	13,046	(26,662)
MassMutual Select Strategic Bond Fund, Class I	16,046	24,751	10,333	30,464	311,345	80	-	(91)
MassMutual Select Total Return Bond Fund, Class I	24,940	47,087	18,648	53,379	542,864	49	458	(4,611)
MM MSCI EAFE International Index Fund, Class I	268,778	246,576	79,052	436,302	5,096,004	-	-	(20,368)
MM Russell 2000 Small Cap Index Fund, Class I	106,351	106,915	33,444	179,822	2,028,388	-	1,080	(24,581)
MM S&P Mid Cap Index Fund, Class I	118,585	100,439	36,002	183,022	2,276,794	-	8,083	30,094
Oppenheimer Commodity Strategy Total Return Fund, Class I**	641,186	723,962	197,114	1,168,034	2,254,306	-	-	(211,019)
Oppenheimer Developing Markets Fund, Class I**	18,379	14,989	11,248	22,120	639,482	-	-	(55,399)
Oppenheimer Global Real Estate Fund, Class I**	100,135	85,395	33,984	151,546	1,612,449	19,273	-	38,659
Oppenheimer International Bond Fund, Class I**	62,257	93,231	79,246	76,242	427,719	15,418	-	(28,182)
Oppenheimer Real Estate Fund, Class I**	24,949	23,125	31,140	16,934	463,986	7,437	-	39,012

					$61,382,925	$202,766	$240,081	$(356,816)

121

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2050 Fund
Babson Global Floating Rate Fund, Class Y*	23,715	98,369	56,655	65,429	$611,107	$16,804	$-	$(13,574)
MassMutual Premier Core Bond Fund, Class I	166,074	198,340	200,136	164,278	1,851,410	-	-	14,991
MassMutual Premier Disciplined Growth Fund, Class I	585,229	200,944	260,553	525,620	5,976,304	-	-	(553)
MassMutual Premier Disciplined Value Fund, Class I	424,288	161,694	180,735	405,247	5,977,387	-	-	144,039
MassMutual Premier High Yield Fund, Class I	74,898	59,263	58,016	76,145	683,780	-	-	(53,550)
MassMutual Premier Inflation-Protected and Income Fund, Class I	69,929	57,883	73,191	54,621	556,590	-	-	(17,227)
MassMutual Premier International Equity Fund, Class I	343,468	218,411	145,327	416,552	4,811,177	-	-	(430,823)
MassMutual Premier Money Market Fund, Class R5	36,401	597,551	412,660	221,292	221,292	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	44,263	77,804	71,775	50,292	526,050	-	-	239
MassMutual Premier Strategic Emerging Markets Fund, Class I	357,360	203,585	146,384	414,561	3,809,820	-	-	(196,363)
MassMutual Select Blue Chip Growth Fund, Class I	299,079	108,481	128,162	279,398	4,816,820	-	42,402	201,812
MassMutual Select Diversified International Fund, Class I	461,641	214,263	176,793	499,111	3,169,354	-	-	(93,979)
MassMutual Select Diversified Value Fund, Class I	404,826	138,684	194,529	348,981	4,760,102	15,526	-	190,406
MassMutual Select Focused Value Fund, Class I	140,602	54,493	63,007	132,088	2,550,622	-	32,126	(9,316)
MassMutual Select Fundamental Growth Fund, Class I	648,730	226,422	290,837	584,315	4,686,204	-	17,432	9,949
MassMutual Select Fundamental Value Fund, Class I	310,973	150,571	133,582	327,962	4,086,404	-	124,894	71,920
MassMutual Select Growth Opportunities Fund, Class I	371,352	133,921	236,345	268,928	2,952,829	-	72,845	428,237
MassMutual Select Large Cap Value Fund, Class I	532,417	201,629	237,947	496,099	3,755,472	-	31,167	(343,583)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	156,028	86,314	81,761	160,581	3,009,293	-	22,506	211,578
MassMutual Select Mid-Cap Value Fund, Class I	224,974	131,430	101,496	254,908	3,494,793	-	38,257	284,737
MassMutual Select Overseas Fund, Class I	1,157,606	641,334	471,553	1,327,387	10,194,334	256,728	-	283,316
MassMutual Select Small Cap Growth Equity Fund, Class I	89,888	113,697	43,673	159,912	2,427,467	-	24,453	(63,173)
MassMutual Select Small Cap Value Equity Fund, Class I	206,625	118,943	83,661	241,907	3,536,681	276	-	43,708
MassMutual Select Small Company Growth Fund, Class I	75,600	25,219	100,819	-	-	-	-	(37,445)
MassMutual Select Small Company Value Fund, Class I	64,013	104,528	46,385	122,156	1,591,688	-	24,267	(101,706)
MassMutual Select Strategic Bond Fund, Class I	28,739	30,037	31,201	27,575	281,819	76	-	638
MassMutual Select Total Return Bond Fund, Class I	49,980	68,930	61,434	57,476	584,526	55	513	(10,015)
MM MSCI EAFE International Index Fund, Class I	741,451	344,400	283,054	802,797	9,376,667	-	-	159,957
MM Russell 2000 Small Cap Index Fund, Class I	293,972	154,661	117,183	331,450	3,738,755	-	2,015	(35,707)
MM S&P Mid Cap Index Fund, Class I	328,798	135,754	126,955	337,597	4,199,701	-	15,091	111,592
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,768,008	1,075,335	727,169	2,116,174	4,084,217	-	-	(711,495)
Oppenheimer Developing Markets Fund, Class I**	57,583	15,440	31,177	41,846	1,209,770	-	-	(78,149)
Oppenheimer Global Real Estate Fund, Class I**	281,324	122,822	125,177	278,969	2,968,230	37,017	-	165,265
Oppenheimer International Bond Fund, Class I**	114,718	85,432	150,222	49,928	280,096	17,422	-	(47,219)
Oppenheimer Real Estate Fund, Class I**	68,086	30,804	67,953	30,937	847,679	14,270	-	219,525

					$107,628,440	$358,174	$447,968	$298,032

MM RetireSMART 2055 Fund
Babson Global Floating Rate Fund, Class Y*	621	10,128	4,305	6,444	$60,190	$1,293	$-	$(95)
MassMutual Premier Core Bond Fund, Class I	7,171	21,913	11,958	17,126	193,008	-	-	(476)
MassMutual Premier Disciplined Growth Fund, Class I	25,055	43,278	12,965	55,368	629,532	-	-	(4,235)
MassMutual Premier Disciplined Value Fund, Class I	18,175	33,106	8,608	42,673	629,427	-	-	3,611

122

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 09/30/15	Value as of 09/30/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2055 Fund (Continued)
MassMutual Premier High Yield Fund, Class I	3,565	7,449	2,610	8,404	$75,471	$-	$-	$(3,072)
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,003	7,562	4,807	5,758	58,671	-	-	(1,003)
MassMutual Premier International Equity Fund, Class I	14,742	35,354	5,973	44,123	509,620	-	-	(18,265)
MassMutual Premier Money Market Fund, Class R5	1,113	51,437	29,238	23,312	23,312	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,980	7,081	3,757	5,304	55,480	-	-	(80)
MassMutual Premier Strategic Emerging Markets Fund, Class I	15,439	36,356	6,397	45,398	417,209	-	-	(7,532)
MassMutual Select Blue Chip Growth Fund, Class I	12,821	22,181	5,448	29,554	509,516	-	4,181	6,399
MassMutual Select Diversified International Fund, Class I	19,780	39,957	6,851	52,886	335,828	-	-	(4,773)
MassMutual Select Diversified Value Fund, Class I	17,330	29,594	10,163	36,761	501,422	1,528	-	6,531
MassMutual Select Focused Value Fund, Class I	6,013	11,004	3,006	14,011	270,547	-	3,171	(5,759)
MassMutual Select Fundamental Growth Fund, Class I	27,744	47,610	14,033	61,321	491,797	-	1,716	(1,542)
MassMutual Select Fundamental Value Fund, Class I	13,360	27,139	5,866	34,633	431,526	-	12,293	(624)
MassMutual Select Growth Opportunities Fund, Class I	15,928	27,272	14,702	28,498	312,911	-	7,191	9,349
MassMutual Select Large Cap Value Fund, Class I	22,819	41,052	11,631	52,240	395,459	-	3,062	(19,088)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	6,665	13,686	3,489	16,862	315,996	-	2,213	2,654
MassMutual Select Mid-Cap Value Fund, Class I	9,640	21,690	4,502	26,828	367,816	-	3,756	1,648
MassMutual Select Overseas Fund, Class I	49,331	109,716	18,160	140,887	1,082,015	25,401	-	(4,159)
MassMutual Select Small Cap Growth Equity Fund, Class I	3,901	15,071	2,028	16,944	257,204	-	2,414	(4,135)
MassMutual Select Small Cap Value Equity Fund, Class I	8,846	19,740	3,036	25,550	373,542	27	-	1,938
MassMutual Select Small Company Growth Fund, Class I	3,168	4,745	7,913	-	-	-	-	(3,681)
MassMutual Select Small Company Value Fund, Class I	2,699	11,639	1,495	12,843	167,339	-	2,383	(3,351)
MassMutual Select Strategic Bond Fund, Class I	1,369	3,316	1,779	2,906	29,696	8	-	(80)
MassMutual Select Total Return Bond Fund, Class I	2,105	6,881	3,130	5,856	59,561	5	50	(544)
MM MSCI EAFE International Index Fund, Class I	31,884	64,024	10,810	85,098	993,947	-	-	(8,593)
MM Russell 2000 Small Cap Index Fund, Class I	12,625	26,775	4,389	35,011	394,927	-	199	(3,614)
MM S&P Mid Cap Index Fund, Class I	14,047	26,593	5,052	35,588	442,714	-	1,483	2,740
Oppenheimer Commodity Strategy Total Return Fund, Class I**	75,834	174,548	26,804	223,578	431,506	-	-	(27,332)
Oppenheimer Developing Markets Fund, Class I**	2,459	3,325	1,682	4,102	118,594	-	-	(7,942)
Oppenheimer Global Real Estate Fund, Class I**	11,750	21,871	4,468	29,153	310,193	3,233	-	3,411
Oppenheimer International Bond Fund, Class I**	4,930	11,280	10,667	5,543	31,098	1,221	-	(2,958)
Oppenheimer Real Estate Fund, Class I**	2,970	4,958	4,676	3,252	89,101	1,265	-	2,251

					$11,366,175	$33,981	$44,112	$(92,401)

*	Fund advised by Babson Capital Management LLC.
**	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

123

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

In May 2015, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”) to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. Management is currently evaluating the implications of these changes and their impact to the financial statements.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

124

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund and MassMutual RetireSMART 2055 Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2015, and the related statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014, the statements of changes in net assets for the nine months ended September 30, 2015 and for each of the two years in the period ended December 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2015, the results of their operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014, the changes in their net assets for the nine months ended September 30, 2015 and for each of the two years in the period ended December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 24, 2015

125

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2015; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1996	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 67	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	92	Director (2011-2015), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 61	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

126

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 73	Trustee	Since 1996	Retired.	130***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 64	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation.	92	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

127

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 70	Trustee	Since 2003	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 60	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	92

128

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 49	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

129

Federal Tax Information (Unaudited)

For corporate shareholders, the Funds hereby designate up to the maximum amount allowable of ordinary income distributions paid during the fiscal year ended September 30, 2015 as qualified for the corporate dividends received deduction.

The Funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended September 30, 2015.

130

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

131

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2015:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Conservative Fund
Class I	$1,000	0.02%	$964.10	$0.10	$1,025.00	$0.10
Class R5	1,000	0.12%	963.10	0.59	1,024.50	0.61
Service Class	1,000	0.22%	962.00	1.08	1,024.00	1.12
Administrative Class	1,000	0.32%	962.10	1.57	1,023.50	1.62
Class A	1,000	0.57%	961.00	2.80	1,022.20	2.89
Class R4	1,000	0.47%	962.00	2.31	1,022.70	2.38
Class R3	1,000	0.72%	959.90	3.54	1,021.50	3.65

132

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Moderate Fund
Class I	$1,000	0.04%	$942.30	$0.19	$1,024.90	$0.20
Class R5	1,000	0.14%	941.20	0.68	1,024.40	0.71
Service Class	1,000	0.24%	941.30	1.17	1,023.90	1.22
Administrative Class	1,000	0.34%	940.30	1.65	1,023.40	1.72
Class A	1,000	0.59%	939.40	2.87	1,022.10	2.99
Class R4	1,000	0.49%	939.30	2.38	1,022.60	2.48
Class R3	1,000	0.74%	938.30	3.60	1,021.40	3.75
MM RetireSMART Moderate Growth Fund
Class I	1,000	0.04%	924.10	0.19	1,024.90	0.20
Class R5	1,000	0.14%	923.10	0.67	1,024.40	0.71
Service Class	1,000	0.24%	923.20	1.16	1,023.90	1.22
Administrative Class	1,000	0.34%	922.20	1.64	1,023.40	1.72
Class A	1,000	0.59%	921.40	2.84	1,022.10	2.99
Class R4	1,000	0.49%	921.30	2.36	1,022.60	2.48
Class R3	1,000	0.74%	920.30	3.56	1,021.40	3.75
MM RetireSMART Growth Fund
Class I	1,000	0.07%	914.40	0.34	1,024.70	0.36
Class R5	1,000	0.17%	914.30	0.82	1,024.20	0.86
Service Class	1,000	0.27%	913.40	1.30	1,023.70	1.37
Administrative Class	1,000	0.37%	913.40	1.77	1,023.20	1.88
Class A	1,000	0.62%	911.50	2.97	1,022.00	3.14
Class R4	1,000	0.52%	912.30	2.49	1,022.50	2.64
Class R3	1,000	0.77%	911.30	3.69	1,021.20	3.90
MM RetireSMART In Retirement Fund
Class I	1,000	0.06%	957.60	0.29	1,024.80	0.30
Class R5	1,000	0.16%	957.50	0.79	1,024.30	0.81
Service Class	1,000	0.26%	957.30	1.28	1,023.80	1.32
Administrative Class	1,000	0.36%	956.60	1.77	1,023.30	1.83
Class A	1,000	0.61%	956.40	2.99	1,022.00	3.09
Class R4	1,000	0.51%	956.30	2.50	1,022.50	2.59
Class R3	1,000	0.76%	955.20	3.73	1,021.30	3.85
MM RetireSMART 2010 Fund
Class I	1,000	0.04%	951.80	0.20	1,024.90	0.20
Class R5	1,000	0.14%	950.70	0.68	1,024.40	0.71
Service Class	1,000	0.24%	950.90	1.17	1,023.90	1.22
Administrative Class	1,000	0.34%	950.50	1.66	1,023.40	1.72
Class A	1,000	0.59%	949.50	2.88	1,022.10	2.99
Class R4	1,000	0.49%	950.20	2.40	1,022.60	2.48
Class R3	1,000	0.74%	948.50	3.61	1,021.40	3.75
MM RetireSMART 2015 Fund
Class I	1,000	0.06%	948.00	0.29	1,024.80	0.30
Class R5	1,000	0.16%	947.90	0.78	1,024.30	0.81
Service Class	1,000	0.26%	946.30	1.27	1,023.80	1.32
Administrative Class	1,000	0.36%	946.20	1.76	1,023.30	1.83
Class A	1,000	0.61%	944.90	2.97	1,022.00	3.09
Class R4	1,000	0.51%	945.70	2.49	1,022.50	2.59
Class R3	1,000	0.76%	943.90	3.70	1,021.30	3.85

133

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2020 Fund
Class I	$1,000	0.04%	$937.00	$0.19	$1,024.90	$0.20
Class R5	1,000	0.14%	936.70	0.68	1,024.40	0.71
Service Class	1,000	0.24%	936.30	1.16	1,023.90	1.22
Administrative Class	1,000	0.34%	936.70	1.65	1,023.40	1.72
Class A	1,000	0.59%	935.20	2.86	1,022.10	2.99
Class R4	1,000	0.49%	936.20	2.38	1,022.60	2.48
Class R3	1,000	0.74%	935.30	3.59	1,021.40	3.75
MM RetireSMART 2025 Fund
Class I	1,000	0.01%	930.70	0.05	1,025.00	0.05
Class R5	1,000	0.11%	929.90	0.53	1,024.50	0.56
Service Class	1,000	0.21%	929.90	1.02	1,024.00	1.07
Administrative Class	1,000	0.31%	929.00	1.50	1,023.50	1.57
Class A	1,000	0.56%	928.40	2.71	1,022.30	2.84
Class R4	1,000	0.46%	928.30	2.22	1,022.80	2.33
Class R3	1,000	0.71%	927.50	3.43	1,021.50	3.60
MM RetireSMART 2030 Fund
Class I	1,000	0.04%	925.70	0.19	1,024.90	0.20
Class R5	1,000	0.14%	924.90	0.68	1,024.40	0.71
Service Class	1,000	0.24%	924.90	1.16	1,023.90	1.22
Administrative Class	1,000	0.34%	924.10	1.64	1,023.40	1.72
Class A	1,000	0.59%	922.90	2.84	1,022.10	2.99
Class R4	1,000	0.49%	922.70	2.36	1,022.60	2.48
Class R3	1,000	0.74%	922.60	3.57	1,021.40	3.75
MM RetireSMART 2035 Fund
Class I	1,000	0.05%	922.00	0.24	1,024.80	0.25
Class R5	1,000	0.15%	922.00	0.72	1,024.30	0.76
Service Class	1,000	0.25%	921.90	1.20	1,023.80	1.27
Administrative Class	1,000	0.35%	920.90	1.69	1,023.30	1.78
Class A	1,000	0.60%	919.60	2.89	1,022.10	3.04
Class R4	1,000	0.50%	920.30	2.41	1,022.60	2.54
Class R3	1,000	0.75%	919.30	3.61	1,021.30	3.80
MM RetireSMART 2040 Fund
Class I	1,000	0.04%	921.50	0.19	1,024.90	0.20
Class R5	1,000	0.14%	921.40	0.67	1,024.40	0.71
Service Class	1,000	0.24%	920.70	1.16	1,023.90	1.22
Administrative Class	1,000	0.34%	920.50	1.64	1,023.40	1.72
Class A	1,000	0.59%	919.20	2.84	1,022.10	2.99
Class R4	1,000	0.49%	919.80	2.36	1,022.60	2.48
Class R3	1,000	0.74%	918.00	3.56	1,021.40	3.75
MM RetireSMART 2045 Fund
Class I	1,000	0.02%	918.80	0.10	1,025.00	0.10
Class R5	1,000	0.12%	918.70	0.58	1,024.50	0.61
Service Class	1,000	0.22%	918.00	1.06	1,024.00	1.12
Administrative Class	1,000	0.32%	917.90	1.54	1,023.50	1.62
Class A	1,000	0.57%	917.30	2.74	1,022.20	2.89
Class R4	1,000	0.47%	917.10	2.26	1,022.70	2.38
Class R3	1,000	0.72%	916.30	3.46	1,021.50	3.65

134

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2050 Fund
Class I	$1,000	0.02%	$916.70	$0.10	$1,025.00	$0.10
Class R5	1,000	0.12%	915.70	0.58	1,024.50	0.61
Service Class	1,000	0.22%	915.60	1.06	1,024.00	1.12
Administrative Class	1,000	0.32%	914.50	1.54	1,023.50	1.62
Class A	1,000	0.57%	914.10	2.74	1,022.20	2.89
Class R4	1,000	0.47%	915.00	2.26	1,022.70	2.38
Class R3	1,000	0.72%	912.40	3.45	1,021.50	3.65
MM RetireSMART 2055 Fund
Class I	1,000	0.00%	916.80	0.00	1,025.10	0.00
Class R5	1,000	0.10%	916.00	0.48	1,024.60	0.51
Service Class	1,000	0.20%	916.20	0.96	1,024.10	1.01
Administrative Class	1,000	0.30%	915.00	1.44	1,023.60	1.52
Class A	1,000	0.55%	914.00	2.64	1,022.30	2.79
Class R4	1,000	0.45%	913.90	2.16	1,022.80	2.28
Class R3	1,000	0.70%	913.70	3.36	1,021.60	3.55

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2015, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

135

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38046-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, the market environment during 2015 thus far underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes.”

September 30, 2015

The return of market volatility challenges retirement investors

Welcome to the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the nine months ended September 30, 2015 (the “fiscal period”). Stocks here and abroad lost ground during the fiscal period, but high-quality U.S. bonds advanced. Economic weakness in Europe and China, low oil prices, a strong dollar, and other factors contributed to an unsettled investing environment. While the market volatility that re-emerged in the fiscal period presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the market environment in 2015 thus far underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes. We also believe retirement investors are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long run. Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Keep investing. Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. Our view is that changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Eric Wietsma

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

1

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2015

Stocks down in a period of economic weakness abroad and low oil prices

Stock indexes across the globe declined in a volatile market environment during the nine months ended September 30, 2015 (the “fiscal period”). High-quality U.S. bonds advanced, as many investors sought cover in the traditionally safer investments amid the market choppiness. Economic events and issues in Europe and China, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (the “Fed”) occupied the attention of investors and impacted markets throughout the fiscal period.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing the federal funds rate. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates. As a result, short-term interest rates continued at historically low levels, with the Fed maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008.

Slowing economic growth and falling demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 in mid-March. Oil gushed as high as $61.36 in June, but eventually dropped to $38.22 in the late-August market turmoil and finished the fiscal period at $45.06. U.S. retail gasoline prices drove a similar road and gave drivers the lowest gas prices in nearly five years. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the fiscal period and finished at $1,114.00.

Market performance

Investors in U.S. and foreign stocks found little refuge during the fiscal period, as companies large and small across many industries struggled to find their footing in the challenging market environment. The strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. The technology-focused NASDAQ Composite® Index fell 1.61%, the S&P 500® Index of large-capitalization U.S. stocks lost 5.29%, the blue-chip Dow Jones Industrial AverageSM shed 6.95%, and the Russell 2000® Index of small-capitalization stocks declined 7.73%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 5.28%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 15.47%.*

Bonds rewarded investors during the fiscal period, with the Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade bond performance, rising 1.13%. The performance of shorter-term debt investments reflected the unrelenting low interest rate environment, and the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 1.01%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.01%. The impact of lower oil prices on energy companies during the fiscal period worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 2.45% for the fiscal period.*

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

As the third quarter of 2015 (and the fiscal year) drew to a close, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world, and the ongoing impact of the economic malaise of China, Europe, and the emerging markets on the investing environment were among the topics on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the nine months and year ended September 30, 2015?*

For the nine months ended September 30, 2015, the Fund’s Class R5 shares returned -3.67%, outpacing the -6.33% return of the FTSE World Index (the “benchmark”), an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series that covers 90%-95% of the investable market capitalization. Conversely, the Fund underperformed the -2.38% return of the Citigroup World Government Bond Index, a widely recognized, unmanaged market-capitalization-weighted index of debt securities of major foreign government bond markets. Finally, the Fund trailed the -3.56% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market-capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For the year ended September 30, 2015, the Fund’s Class R5 shares returned -4.23%, ahead of the -5.79% return of the benchmark, but trailing the -3.83% return of the Citigroup World Government Bond Index, and the -2.97% return of the Custom Global Allocation Index.

*	On May 13, 2015, the Board of Trustees approved a change in the fiscal year-end of the Fund from December 31 to September 30. The Fund performance provided in this section reflects the nine-month fiscal period and the year ended September 30, 2015.

For a discussion on the economic and market environment during the nine-month period ended September 30, 2015, please see the Economic and Market Overview, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security will not typically have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance over the period.

Within equities, stock selection in the information technology and telecommunications sectors was additive. An overweight allocation to Japan, relative to the benchmark, contributed to performance, although this was partially offset by less-than-favorable stock selection there. An overweight stake in Europe, notably France, was also positive for the Fund. On the downside, stock selection and an overweight position in the materials sector hampered performance, as did stock selection and an underweight stake in the consumer discretionary sector. Stock selection in the health care and utilities sectors also hampered the Fund’s returns during the period. On a regional basis, stock selection in the U.S. and Canada detracted.

The Fund’s underweight allocation to fixed income also hindered performance. Within fixed income, an overweight position in U.S. corporate bonds negatively impacted performance, along with exposure to commodity-related holdings (especially precious metals).

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Exposure to cash equivalents was beneficial to performance during the period. From a currency perspective, an overweight position in the U.S. dollar positively impacted performance. Over the period, the Fund’s cash position helped mitigate volatility within the Fund’s portfolio and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep the Fund’s sensitivity to interest rates relatively low.

The Fund uses derivatives, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The use of certain derivatives can be effective in protecting or enhancing the value of the Fund’s assets, but the Fund will not engage in certain strategies that are considered highly risky and speculative.

Subadviser outlook

We believe equities may provide the best prospects for total return, although we expect global equity returns may continue to show divergence in different regions. We favor Japanese equities based on their attractive valuations, the country’s aggressive monetary easing, and positive changes in corporate governance. We have confidence in select individual sectors and companies within European equities, despite continent-wide challenges. In fixed income, we remain focused on identifying investments that can reduce overall volatility of the Fund and provide a real rate of return. Accordingly, the Fund’s currently large cash position reflects our lack of conviction in bonds overall and our desire to reduce the overall risk profile of the Fund.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/15

U.S. Treasury Note 2.000% 8/15/25	1.3%
United Kingdom Gilt 2.250% 9/07/23	1.3%
U.S. Treasury Note 2.250% 11/15/24	1.3%
U.S. Treasury Note 2.125% 5/15/25	0.9%
Mexican Bonos 10.000% 12/05/24	0.8%
Marathon Petroleum Corp.	0.7%
Alphabet, Inc. Class C	0.6%
The Procter & Gamble Co.	0.6%
Apple, Inc.	0.6%
JP Morgan Chase & Co.	0.6%

8.7%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Equities	54.7%
Bonds & Notes	22.1%
Mutual Funds	1.5%
Purchased Options	0.6%
Warrants	0.0%

Total Long-Term Investments	78.9%
Short-Term Investments and Other Assets and Liabilities	21.1%

Net Assets	100.0%

Securities Sold Short	(0.3)%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 12/1/09 - 9/30/15
Class R5	-4.23%	4.68%	4.54%
Service Class	-4.37%	4.60%	4.45%
Administrative Class	-4.41%	4.54%	4.36%
Class A	-4.62%	4.20%	4.05%
Class A (sales load deducted)*	-10.10%	2.98%	3.00%
FTSE World Index#	-5.79%	7.84%	7.68%
Citigroup World Government Bond Index	-3.83%	-0.19%	0.12%
Custom Global Allocation Index	-2.97%	5.97%	6.08%

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class I, Class R4, Class R3, the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/2015
Class I	-4.15%	-1.35%
Class R4	-4.54%	-1.83%
Class R3	-4.82%	-2.08%
FTSE World Index#	-5.79%	-2.11%
Citigroup World Government Bond Index	-3.83%	-3.61%
Custom Global Allocation Index	-2.97%	-0.74%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 54.7%

COMMON STOCK — 52.4%
Australia — 0.1%
Healthscope Ltd.	325,588	$583,863
Mesoblast Ltd. (a)	56,372	125,507
Wesfarmers Ltd.	680	18,807

		728,177

Belgium — 0.1%
Anheuser-Busch InBev SA/NV	4,005	425,387
BHF Kleinwort Benson Group (a)	33,219	198,246

		623,633

Bermuda — 0.2%
Axalta Coating Systems Ltd. (a)	16,531	418,896
Axis Capital Holdings Ltd.	2,655	142,627
Brilliance China Automotive Holdings Ltd.	160,000	189,701
Haier Electronics Group Co. Ltd.	182,000	304,489

		1,055,713

Brazil — 0.1%
BR Malls Participacoes SA	18,733	49,425
Cyrela Brazil Realty SA	28,289	59,011
Gerdau SA Sponsored ADR (Brazil)	98,686	135,200
MRV Engenharia e Participacoes SA	1,662	2,553
Petroleo Brasileiro SA Sponsored ADR (Brazil) (a)	61,413	267,147
SLC Agricola SA	25,087	113,270

		626,606

British Virgin Islands — 0.1%
Michael Kors Holdings Ltd. (a)	7,551	318,954

Canada — 1.2%
Athabasca Oil Corp. (a)	97,140	92,445
Barrick Gold Corp.	98,118	624,030
Brookfield Asset Management, Inc. Class A	12,679	398,628
Cameco Corp.	51,911	631,757
Canadian National Railway Co.	6,294	357,247
Cenovus Energy, Inc.	84,879	1,287,337
Eldorado Gold Corp.	77,445	248,381
Enbridge, Inc.	1,427	52,984
First Quantum Minerals Ltd.	197,146	722,401
Goldcorp, Inc.	66,382	831,103
Platinum Group Metals Ltd. (a)	182,356	41,942
Platinum Group Metals Ltd. (a)	310,967	69,906
Suncor Energy, Inc.	3,862	103,193
Suncor Energy, Inc.	2,492	66,646
Tahoe Resources, Inc.	63,860	493,366
Teck Resources Ltd.	36,815	175,730
The Toronto-Dominion Bank	22,597	890,672
TransCanada Corp.	921	29,124
Valeant Pharmaceuticals International, Inc. (a)	2,607	465,037

		7,581,929

	Number of Shares	Value
Cayman Islands — 0.5%
Alibaba Group Holding Ltd. (a)	15,969	$941,692
CAR, Inc. (a)	193,254	280,479
Chaoda Modern Agriculture Holdings Ltd. (a)	1,265,139	39,446
China Resources Land Ltd.	278,000	657,388
Haitian International Holdings Ltd.	148,171	245,440
SINA Corp. (a)	11,745	471,209
Sino Biopharmaceutical Ltd.	244,000	303,139
Zhongsheng Group Holdings Ltd.	213,850	86,990

		3,025,783

China — 0.0%
Dongfeng Motor Group Co. Ltd. Class H	91,500	114,775

Denmark — 0.0%
Novo Nordisk A/S	1,690	90,963
TDC A/S	7,521	38,810

		129,773

France — 1.8%
Air Liquide SA	1,632	193,390
Alcatel-Lucent (a)	18,276	67,285
Atos SE	7,438	571,233
AXA SA	41,519	1,007,963
BNP Paribas	11,391	670,767
Cie Generale des Etablissements Michelin Class B	706	64,424
Danone SA	4,375	276,692
Dassault Aviation SA	643	736,730
Engie	28,013	453,625
L’Oreal SA	144	25,040
Orange S.A.	17,618	266,439
Renault SA	3,554	255,306
Safran SA	22,477	1,695,955
Sanofi	18,080	1,722,403
Schneider Electric SA	6,315	354,138
Societe Generale	14,233	636,671
Total SA	21,192	955,443
Total SA Sponsored ADR (France)	1,953	87,319
Ubisoft Entertainment (a)	29,043	589,052
Unibail-Rodamco SE	1,884	488,566
Worldline SA (a) (b)	25,593	656,478

		11,774,919

Germany — 0.6%
BASF SE	6,038	460,726
Bayer AG	7,025	897,853
Bayerische Motoren Werke AG	4,744	419,761
Deutsche Bank AG	21,448	576,601
Deutsche Post AG	10,447	289,137
Deutsche Telekom AG	41,296	733,088
Linde AG	1,690	273,754
SAP SE	910	58,874
Volkswagen AG	258	30,303
Vonovia SE	9,684	311,275

		4,051,372

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Hong Kong — 0.7%
AIA Group Ltd.	108,000	$562,307
Beijing Enterprises Holdings Ltd.	128,922	778,778
Lenovo Group Ltd.	38,000	32,266
Sun Hung Kai Properties Ltd.	128,250	1,671,621
Wharf Holdings Ltd.	236,000	1,336,556

		4,381,528

India — 0.3%
Coal India Ltd.	52,979	262,894
Maruti Suzuki India Ltd.	7,943	566,586
Oil & Natural Gas Corp. Ltd.	133,039	467,237
Reliance Industries Ltd.	68,076	896,215

		2,192,932

Indonesia — 0.0%
Siloam International Hospitals Tbk PT	328,680	278,381

Ireland — 1.1%
Accenture PLC Class A	2,581	253,609
Alkermes PLC (a)	3,263	191,440
Allergan PLC (a)	7,430	2,019,548
Eaton Corp. PLC	28,398	1,456,817
Ingersoll-Rand PLC	2,463	125,047
King Digital Entertainment PLC	65,680	889,307
Medtronic PLC	1,690	113,129
Perrigo Co. PLC	169	26,579
Tyco International PLC	34,312	1,148,080
Xl Group PLC	16,748	608,287

		6,831,843

Israel — 0.3%
Check Point Software Technologies Ltd. (a)	1,836	145,650
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	31,483	1,777,530

		1,923,180

Italy — 0.6%
Banco Popolare SC (a)	3,143	46,492
Ei Towers SpA	16,691	1,027,655
Enel SpA	114,766	513,165
Eni SpA	4,257	66,981
Intesa Sanpaolo	325,161	1,148,306
RAI Way SpA (b)	92,915	444,733
Telecom Italia SpA (a)	51,450	63,258
Telecom Italia SpA — RSP	54,481	55,911
UBI Banca	7,398	52,491
UniCredit SpA	51,917	323,561

		3,742,553

Japan — 8.5%
Aisin Seiki Co. Ltd.	20,440	687,478
Ajinomoto Co., Inc.	7,000	147,832
Alpine Electronics, Inc.	3,700	40,660
Asahi Group Holdings Ltd.	11,000	357,979

	Number of Shares	Value
Asahi Kasei Corp.	71,000	$501,211
ASKUL Corp.	100	3,806
Astellas Pharma, Inc.	27,450	356,358
Autobacs Seven Co. Ltd.	1,700	28,272
Bandai Namco Holdings, Inc.	5,300	123,442
The Bank of Yokohama Ltd.	21,000	127,942
Benesse Holdings, Inc.	800	21,445
Bridgestone Corp.	36,000	1,251,575
Canon Marketing Japan, Inc.	2,600	38,618
The Chiba Bank Ltd.	18,000	128,110
Chiyoda Corp.	5,000	34,149
Chubu Electric Power Co., Inc.	44,600	659,505
COMSYS Holdings Corp.	1,600	19,111
Daikin Industries Ltd.	12,000	674,707
Daikyo, Inc.	35,000	59,512
Daito Trust Construction Co. Ltd.	4,200	427,229
Dena Co. Ltd.	15,700	293,124
Denso Corp.	37,370	1,584,289
East Japan Railway	18,653	1,578,493
Eisai Co. Ltd.	4,200	249,119
Electric Power Development Co. Ltd.	6,600	202,458
EXEDY Corp.	1,800	40,077
FamilyMart Co. Ltd.	9,200	421,056
Fanuc Ltd.	3,250	501,050
Fuji Heavy Industries Ltd.	79,330	2,870,691
Futaba Industrial Co. Ltd.	22,310	80,681
Gree, Inc.	63,800	286,613
GS Yuasa Corp.	72,000	272,757
GungHo Online Entertainment, Inc.	78,200	231,986
Hitachi Chemical Co. Ltd.	29,300	405,112
Hitachi High-Technologies Corp.	4,100	89,049
Hitachi Kokusai Electric, Inc.	3,000	31,825
Hitachi Ltd.	97,600	493,281
Honda Motor Co. Ltd.	22,060	657,800
Hoya Corp.	10,420	342,398
IHI Corp.	86,000	221,430
Inpex Corp.	116,000	1,036,362
Isuzu Motors Ltd.	56,400	568,323
Japan Airlines Co. Ltd.	50,900	1,796,890
Japan Tobacco, Inc.	10,700	332,854
JGC Corp.	16,030	213,173
JSR Corp.	32,400	468,082
JX Holdings, Inc.	47,700	172,682
Kamigumi Co. Ltd.	5,000	41,040
The Kansai Electric Power Co., Inc. (a)	6,400	71,643
KDDI Corp.	29,700	665,112
Keyence Corp.	400	179,095
Kinden Corp.	5,900	75,028
Koito Manufacturing Co. Ltd.	9,700	318,141
Komatsu Ltd.	23,300	342,927
Kubota Corp.	27,220	374,850
Kuraray Co. Ltd.	32,010	399,803
Kyocera Corp.	13,400	614,893

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Kyushu Electric Power Co., Inc. (a)	21,800	$237,779
Mabuchi Motor Co. Ltd.	2,800	122,341
Maeda Road Construction Co. Ltd.	3,000	52,636
Medipal Holdings Corp.	1,200	19,115
Millea Holdings, Inc.	13,975	523,005
Mitsubishi Corp.	50,320	827,328
Mitsubishi Electric Corp.	124,000	1,138,532
Mitsubishi Estate Co. Ltd.	51,000	1,045,263
Mitsubishi Heavy Industries Ltd.	147,000	658,785
Mitsubishi UFJ Financial Group, Inc.	157,600	952,512
Mitsui & Co. Ltd.	70,652	795,669
Mitsui Sumitomo Insurance Group Holdings, Inc.	6,666	179,300
Mizuho Financial Group, Inc.	233,900	439,348
Murata Manufacturing Co. Ltd.	1,870	242,853
Nabtesco Corp.	7,000	127,965
NEC Corp.	199,000	613,391
Nexon Co. Ltd.	7,900	105,811
Nikon Corp.	50,600	612,458
Nintendo Co. Ltd.	6,100	1,030,545
Nippo Corp.	1,000	17,014
Nippon Express Co. Ltd.	31,000	148,396
Nippon Steel & Sumitomo Metal Corp.	20,100	367,187
Nippon Telegraph & Telephone Corp.	19,040	668,679
Nitto Denko Corp.	20,300	1,219,242
Nomura Holdings, Inc.	84,800	492,028
NS Solutions Corp.	300	12,717
Okumura Corp.	71,230	381,403
Omron Corp.	6,700	202,512
Otsuka Holdings Co. Ltd.	11,100	356,760
Rinnai Corp.	6,200	473,959
Rohm Co. Ltd.	19,060	852,178
Ryohin Keikaku Co. Ltd.	1,000	204,737
Sanrio Co. Ltd.	17,200	470,658
Sawai Pharmaceutical Co. Ltd.	1,900	110,974
SCSK Corp.	700	26,322
Secom Co. Ltd.	1,500	90,390
Sega Sammy Holdings, Inc.	33,700	329,973
Seino Holdings Co. Ltd.	8,200	85,689
Seven & I Holdings Co. Ltd.	4,400	201,597
Shimamura Co. Ltd.	700	75,540
Shin-Etsu Chemical Co. Ltd.	27,288	1,402,575
Ship Healthcare Holdings, Inc.	9,400	203,138
The Shizuoka Bank Ltd.	12,000	120,259
SHO-BOND Holdings Co. Ltd.	300	11,506
SMC Corp.	1,000	219,634
Sohgo Security Services Co. Ltd.	4,000	182,532
Sompo Japan Nipponkoa Holdings	3,700	107,884
Sony Financial Holdings, Inc.	37,000	609,314
Stanley Electric Co. Ltd.	2,900	58,092
Sumco Corp.	32,900	295,298
Sumitomo Corp.	57,100	551,219
Sumitomo Electric Industries Ltd.	37,400	480,499

	Number of Shares	Value
Sumitomo Mitsui Financial Group, Inc.	22,830	$869,081
Suntory Beverage & Food Ltd.	5,400	207,810
Suzuki Motor Corp.	32,537	1,005,342
Takeda Pharmaceutical Co. Ltd.	700	30,854
THK Co. Ltd.	3,000	47,735
Toda Corp.	80,200	356,135
The Tokyo Electric Power Co., Inc. (a)	11,100	74,485
Tokyo Gas Co. Ltd.	285,988	1,390,201
Toyota Industries Corp.	35,021	1,669,303
Toyota Motor Corp.	29,100	1,711,497
Toyota Tsusho Corp.	10,800	228,123
Trend Micro, Inc.	5,300	187,714
TV Asahi Holdings Corp.	2,600	39,841
Ube Industries Ltd.	233,600	409,205
Yahoo! Japan Corp.	64,800	247,404
Yamada Denki Co. Ltd.	134,900	544,745
Yamaha Corp.	7,300	162,034
Yamato Kogyo Co. Ltd.	300	6,016

		54,155,194

Kazakhstan — 0.0%
KazMunaiGas Exploration Production GDR (Kazakhstan) (c)	24,852	149,248

Luxembourg — 0.0%
RTL Group (a)	695	59,827

Malaysia — 0.2%
Axiata Group	265,312	350,155
IHH Healthcare Bhd	485,000	658,949
Telekom Malaysia	117,824	179,444

		1,188,548

Marshall Islands — 0.0%
Ocean Rig UDW, Inc.	16,575	35,305

Mexico — 0.3%
America Movil SAB de C.V.	320,140	266,075
America Movil SAB de C.V. Sponsored ADR (Mexico)	25,883	428,364
Fibra Uno Administracion SA de C.V.	456,082	941,846

		1,636,285

Netherlands — 1.6%
Airbus Group SE	22,011	1,307,365
Akzo Nobel NV	21,404	1,391,489
CNH Industrial NV	8,333	54,331
Constellium NV (a)	46,285	280,487
ING Groep NV	52,078	739,283
Koninklijke Philips NV	18,860	444,714
LyondellBasell Industries NV Class A	5,617	468,233
Mobileye NV (a)	41,559	1,890,103
Mylan NV (a)	44,239	1,781,062
SBM Offshore NV (a)	148,010	1,873,986
Unilever NV	1,672	67,289

		10,298,342

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Netherlands Antilles — 0.2%
Schlumberger Ltd.	16,168	$1,115,107

Norway — 0.3%
Statoil ASA	130,778	1,907,651

Portugal — 0.1%
NOS SGPS	49,134	405,773

Republic of Korea — 0.5%
Hyundai Motor Co.	6,794	944,957
Hyundai Wia Corp.	1,752	192,423
Samsung Electronics Co. Ltd.	1,514	1,456,009
Samsung SDI Co. Ltd.	1,325	121,899
SK Hynix, Inc.	15,817	452,008

		3,167,296

Singapore — 0.7%
Avago Technologies Ltd.	354	44,253
Capitaland Ltd.	686,900	1,297,755
Global Logistic Properties Ltd.	997,600	1,434,922
Keppel Corp. Ltd.	185,000	886,952
Raffles Medical Group Ltd.	69,500	220,890
Singapore Telecommunications Ltd.	247,628	628,158

		4,512,930

South Africa — 0.0%
Life Healthcare Group Holdings Ltd.	70,009	180,176

Spain — 0.2%
Banco Santander SA	55,691	296,537
Cellnex Telecom SAU (a) (b)	64,359	1,095,234
Iberdrola SA	19,239	128,004

		1,519,775

Sweden — 0.2%
Boliden AB	13,182	206,368
Lundin Petroleum AB (a)	26,318	339,351
Svenska Handelsbanken AB Class A	29,965	430,481
Telefonaktiebolaget LM Ericsson Class B	3,035	29,896

		1,006,096

Switzerland — 1.3%
ACE Ltd.	987	102,056
Credit Suisse Group	14,994	360,721
Nestle SA	32,857	2,474,346
Novartis AG	12,338	1,136,512
Roche Holding AG	5,552	1,467,693
Syngenta AG	3,486	1,119,645
TE Connectivity Ltd.	570	34,137
UBS Group AG	64,556	1,196,295
Zurich Financial Services AG	1,114	274,067

		8,165,472

Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	117,211	191,613
Delta Electronics, Inc.	27,000	127,278

	Number of Shares	Value
Far EasTone Telecommunications Co. Ltd.	91,087	$196,603
Hon Hai Precision Industry Co. Ltd.	13,650	35,705
Taiwan Semiconductor Manufacturing Co. Ltd.	158,000	630,500
Yulon Motor Co. Ltd.	143,000	128,509

		1,310,208

Thailand — 0.1%
Bangkok Dusit Medical Services PCL	815,000	415,415
Bumrungrad Hospital PCL	58,700	349,338

		764,753

United Arab Emirates — 0.2%
Al Noor Hospitals Group PLC	30,562	386,442
NMC Health PLC	51,805	653,977

		1,040,419

United Kingdom — 3.5%
Antofagasta PLC	177,793	1,348,209
AstraZeneca PLC	25,471	1,616,475
AstraZeneca PLC Sponsored ADR (United Kingdom)	9,676	307,890
Barclays PLC	61,648	227,916
BG Group PLC	5,817	83,879
BP PLC	31,172	158,001
British American Tobacco PLC	1,134	62,672
BT Group PLC	98,291	625,456
Coats Group PLC (a)	111,362	44,301
Delphi Automotive PLC	15,837	1,204,245
Diageo PLC Sponsored ADR (United Kingdom)	7,281	784,819
Diageo PLC	1,524	41,012
GlaxoSmithKline PLC	5,245	100,545
Glencore PLC	417,753	582,139
HSBC Holdings PLC	415,423	3,142,588
Imperial Tobacco Group PLC	586	30,330
Integrated Diagnostics Holdings PLC (a) (b)	23,028	143,717
Legal & General Group PLC	122,514	442,409
Liberty Global PLC Series A (a)	4,310	185,071
Lloyds Banking Group PLC	257,328	293,347
National Grid PLC	51,799	721,392
Ophir Energy PLC (a)	241,423	328,804
Prudential PLC	47,223	998,321
Rio Tinto PLC	42,430	1,423,473
Royal Dutch Shell PLC Class A	6,727	158,634
Royal Dutch Shell PLC Class B	4,191	99,409
SABMiller PLC	51,000	2,889,989
Shire Ltd.	17,034	1,162,639
Spire Healthcare Group PLC (b)	202,128	1,103,180
Standard Chartered PLC	18,753	182,315
Vodafone Group PLC	292,004	923,328
Vodafone Group PLC Sponsored ADR (United Kingdom)	37,680	1,195,963

		22,612,468

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
United States — 26.6%
3M Co.	855	$121,213
Abbott Laboratories	15,366	618,021
AbbVie, Inc.	38,099	2,072,967
Acadia Healthcare Co., Inc. (a)	5,010	332,013
Activision Blizzard, Inc.	39,421	1,217,715
Adobe Systems, Inc. (a)	2,645	217,472
The AES Corp.	35,438	346,938
Aetna, Inc.	17,592	1,924,741
Air Products & Chemicals, Inc.	1,261	160,878
Alexion Pharmaceuticals, Inc. (a)	4,969	777,102
Alliance Data Systems Corp. (a)	472	122,239
Allstate Corp.	13,157	766,264
Alphabet, Inc. Class A (a)	2,719	1,735,728
Alphabet, Inc. Class C (a)	6,793	4,132,997
Altria Group, Inc.	1,654	89,978
Amdocs Ltd.	2,621	149,082
American Electric Power Co., Inc.	15,475	879,908
American International Group, Inc.	22,188	1,260,722
American Water Works Co., Inc.	13,530	745,232
Ameriprise Financial, Inc.	1,076	117,424
AmerisourceBergen Corp.	1,588	150,844
Amgen, Inc.	6,520	901,846
Anadarko Petroleum Corp.	46,456	2,805,478
Anthem, Inc.	1,555	217,700
Apache Corp.	13,144	514,719
Apple, Inc.	35,862	3,955,579
Applied Materials, Inc.	1,706	25,061
Archer-Daniels-Midland Co.	4,119	170,733
AT&T, Inc.	67,693	2,205,438
Automatic Data Processing, Inc.	675	54,243
Baker Hughes, Inc.	1,021	53,133
Bank of America Corp.	182,747	2,847,198
The Bank of New York Mellon Corp.	12,514	489,923
Baxalta, Inc.	660	20,797
Baxter International, Inc.	3,629	119,213
Becton, Dickinson & Co.	732	97,107
Berkshire Hathaway, Inc. Class A (a)	7	1,366,680
Berkshire Hathaway, Inc. Class B (a)	14,188	1,850,115
Biogen, Inc. (a)	4,868	1,420,531
Blue Buffalo Pet Products, Inc. (a)	3,586	64,225
The Boeing Co.	875	114,581
Boulder Brands, Inc. (a)	7,614	62,359
Bristol-Myers Squibb Co.	28,504	1,687,437
Broadcom Corp. Class A	764	39,293
Brookdale Senior Living, Inc. (a)	14,978	343,895
C.R. Bard, Inc.	296	55,148
Calpine Corp. (a)	37,264	544,054
Cameron International Corp. (a)	1,198	73,461
Capital One Financial Corp.	1,863	135,105
Cardinal Health, Inc.	8,769	673,635
Catalent, Inc. (a)	29,457	715,805
Caterpillar, Inc.	4,354	284,577

	Number of Shares	Value
Celgene Corp. (a)	4,515	$488,388
CF Industries Holdings, Inc.	2,305	103,495
The Charles Schwab Corp.	22,210	634,318
Chevron Corp.	5,511	434,708
The Chubb Corp.	17,759	2,178,141
Cigna Corp.	318	42,936
Cintas Corp.	1,761	151,006
Cisco Systems, Inc.	87,306	2,291,782
Citigroup, Inc.	41,522	2,059,906
Citizens Financial Group, Inc.	2,675	63,826
CME Group, Inc.	6,329	586,951
CNA Financial Corp.	2,787	97,350
Coach, Inc.	7,750	224,207
The Coca-Cola Co.	56,458	2,265,095
Coca-Cola Enterprises, Inc.	1,192	57,633
Cognizant Technology Solutions Corp. Class A (a)	853	53,406
Colfax Corp. (a)	25,532	763,662
Colgate-Palmolive Co.	13,822	877,144
Comcast Corp. Class A	22,972	1,306,647
Computer Sciences Corp.	2,450	150,381
CONSOL Energy, Inc.	95,961	940,418
Constellation Brands, Inc. Class A	1,588	198,833
Corning, Inc.	1,795	30,730
Costco Wholesale Corp.	366	52,913
Crown Castle International Corp.	9,058	714,404
CSX Corp.	17,653	474,866
CVS Health Corp.	2,741	264,452
DaVita HealthCare Partners, Inc. (a)	4,702	340,096
Delta Topco Ltd. (a) (d)	800,425	380,202
Discover Financial Services	2,376	123,528
DISH Network Corp. Class A (a)	10,818	631,122
Dominion Resources, Inc.	14,518	1,021,777
Dover Corp.	1,706	97,549
Dropbox, Inc. (a) (d)	87,114	1,161,230
eBay, Inc. (a)	14,792	361,516
Ecolab, Inc.	1,771	194,314
Edgewell Personal Care Co.	5,620	458,592
Electronic Arts, Inc. (a)	2,529	171,340
Eli Lilly & Co.	16,610	1,390,091
EMC Corp.	2,851	68,880
Emerson Electric Co.	16,347	722,047
EOG Resources, Inc.	7,854	571,771
EQT Corp.	17,257	1,117,736
Equity Residential	8,795	660,680
Expedia, Inc.	1,560	183,581
Express Scripts Holding Co. (a)	543	43,961
Exxon Mobil Corp.	9,910	736,808
Facebook, Inc. Class A (a)	16,210	1,457,279
FedEx Corp.	15,403	2,217,724
Fidelity National Information Services, Inc.	2,623	175,951
Fifth Third Bancorp	3,449	65,221

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Fitbit, Inc. Class A (a)	5,827	$219,620
FMC Corp.	12,437	421,739
Ford Motor Co.	113,154	1,535,500
Freeport-McMoRan, Inc.	39,960	387,212
The Fresh Market, Inc. (a)	1,776	40,120
General Dynamics Corp.	1,219	168,161
General Electric Co.	88,444	2,230,558
General Mills, Inc.	505	28,346
Gilead Sciences, Inc.	10,607	1,041,501
GoDaddy, Inc. Class A (a)	9,500	239,495
The Goldman Sachs Group, Inc.	4,224	733,962
The Goodyear Tire & Rubber Co.	900	26,397
Halliburton Co.	1,999	70,665
Harris Corp.	1,603	117,259
The Hartford Financial Services Group, Inc.	8,595	393,479
HCA Holdings, Inc. (a)	14,489	1,120,869
Helmerich & Payne, Inc.	1,461	69,047
Hewlett-Packard Co.	32,501	832,351
The Home Depot, Inc.	1,112	128,425
HTG Molecular Diagnostics, Inc. (a)	4,800	36,576
Humana, Inc.	11,756	2,104,324
Intel Corp.	28,297	852,872
International Business Machines Corp.	6,787	983,911
International Paper Co.	2,642	99,841
Intuit, Inc.	1,914	169,867
Invitae Corp. (a)	27,973	201,965
Johnson & Johnson	29,005	2,707,617
JP Morgan Chase & Co.	60,294	3,676,125
Kansas City Southern	5,932	539,100
Kimberly-Clark Corp.	6,333	690,550
Kinder Morgan, Inc.	4,008	110,941
KLA-Tencor Corp.	4,957	247,850
Kohl’s Corp.	1,963	90,907
The Kraft Heinz Co.	488	34,443
The Kroger Co.	6,496	234,311
Las Vegas Sands Corp.	8,903	338,047
Lear Corp.	1,772	192,758
Liberty Broadband Corp. (a)	6,080	312,755
Liberty Broadband Corp. (a)	16,190	828,442
Liberty Media Corp. Class A (a)	17,666	631,030
Liberty Media Corp. Class C (a)	37,243	1,283,394
Lincoln National Corp.	4,437	210,580
Lookout, Inc. (a) (d)	3,711	43,502
Lowe’s Cos., Inc.	1,765	121,644
Macy’s, Inc.	1,784	91,555
Marathon Petroleum Corp.	90,822	4,207,783
Marsh & McLennan Cos., Inc.	14,217	742,412
MasterCard, Inc. Class A	14,229	1,282,317
McDonald’s Corp.	14,288	1,407,797
McKesson Corp.	6,044	1,118,321
Merck & Co., Inc.	3,401	167,975
MetLife, Inc.	13,288	626,529

	Number of Shares	Value
Micron Technology, Inc. (a)	38,369	$574,768
Microsoft Corp.	53,052	2,348,082
Molson Coors Brewing Co. Class B	7,042	584,627
Mondelez International Inc. Class A	1,406	58,869
Monsanto Co.	3,143	268,224
Morgan Stanley	23,989	755,653
NextEra Energy Partners LP	17,076	372,257
NextEra Energy, Inc.	11,629	1,134,409
NIKE, Inc. Class B	663	81,529
Northrop Grumman Corp.	1,091	181,051
NRG Energy, Inc.	28,002	415,830
NRG Yield, Inc. Class A	4,801	53,531
NRG Yield, Inc. Class C	4,801	55,740
Nuance Communications, Inc. (a)	21,663	354,623
Occidental Petroleum Corp.	1,830	121,054
Oceaneering International, Inc.	33,230	1,305,274
Oracle Corp.	47,642	1,720,829
Paccar, Inc.	9,963	519,770
Parker Hannifin Corp.	933	90,781
PayPal Holdings, Inc. (a)	5,969	185,278
PepsiCo, Inc.	4,838	456,223
Pfizer, Inc. (e)	42,109	1,322,644
Philip Morris International, Inc.	21,445	1,701,232
Pioneer Natural Resources Co.	20,288	2,467,832
PPG Industries, Inc.	1,786	156,614
Praxair, Inc.	1,910	194,553
The Procter & Gamble Co.	56,055	4,032,597
Prologis, Inc.	27,804	1,081,576
Prudential Financial, Inc.	5,429	413,744
QUALCOMM, Inc.	24,076	1,293,603
Raytheon Co.	1,333	145,644
Regeneron Pharmaceuticals, Inc. (a)	469	218,151
Regions Financial Corp.	49,496	445,959
Reinsurance Group of America, Inc. Class A	1,552	140,596
Reynolds American, Inc.	694	30,723
Rockwell Automation, Inc.	1,485	150,683
Salesforce.com, Inc. (a)	822	57,071
SanDisk Corp.	2,012	109,312
Scripps Networks Interactive Class A	606	29,809
Sempra Energy	12,587	1,217,415
Simon Property Group, Inc.	5,404	992,823
Southern Copper Corp.	52,520	1,403,334
Starbucks Corp.	787	44,733
Stryker Corp.	1,545	145,384
SunTrust Banks, Inc.	8,283	316,742
Target Corp.	4,670	367,342
Tenet Healthcare Corp. (a)	17,481	645,399
TerraForm Power, Inc.	14,739	209,589
TESARO, Inc. (a)	3,859	154,746
Texas Instruments, Inc.	6,998	346,541
The St. Joe Co. (a)	86,414	1,653,100
Thermo Fisher Scientific, Inc.	7,901	966,134

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Tiffany & Co.	3,901	$301,235
Time Warner Cable, Inc.	1,816	325,736
The Travelers Cos., Inc.	3,272	325,662
Twitter, Inc. (a)	55,365	1,491,533
U.S. Bancorp	25,758	1,056,336
Ultragenyx Pharmaceutical, Inc. (a)	1,522	146,584
Union Pacific Corp.	10,309	911,419
United Continental Holdings, Inc. (a)	17,301	917,818
United Parcel Service, Inc. Class B	13,076	1,290,470
United Rentals, Inc. (a)	5,214	313,101
United Technologies Corp.	14,636	1,302,458
UnitedHealth Group, Inc.	2,241	259,978
Univar, Inc. (a)	27,300	495,495
Unum Group	19,165	614,813
Valero Energy Corp.	4,288	257,709
Veeva Systems, Inc. Class A (a)	41,784	978,163
VeriSign, Inc. (a)	2,129	150,222
Verizon Communications, Inc.	77,306	3,363,584
Verizon Communications, Inc.	7,205	314,788
Vertex Pharmaceuticals, Inc. (a)	3,945	410,832
Visa, Inc. Class A	28,185	1,963,367
WABCO Holdings, Inc. (a)	7,872	825,222
Wal-Mart Stores, Inc.	27,783	1,801,450
Walgreens Boots Alliance, Inc.	730	60,663
Wells Fargo & Co.	62,896	3,229,710
Welltower, Inc. (a)	11,054	671,309
Western Digital Corp.	1,449	115,109
WestRock Co.	5,884	302,673
Whirlpool Corp.	2,749	404,818
Whiting Petroleum Corp. (a)	63,972	976,852
The Williams Cos., Inc.	1,586	58,444
Wyndham Worldwide Corp.	1,626	116,909
Yahoo!, Inc. (a)	10,632	307,371
Zoetis, Inc.	10,449	430,290

		170,488,038

TOTAL COMMON STOCK (Cost $356,881,912)		335,100,962

PREFERRED STOCK — 2.3%
Belgium — 0.0%
BHF Kleinwort Benson Group (a)	11,800	70,337

Brazil — 0.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.110%	9,628	122,181

Germany — 0.0%
Volkswagen AG 1.580%	1,609	175,956

Ireland — 0.3%
Allergan PLC 5.500%	1,858	1,752,949

Republic of Korea — 0.1%
Samsung Electronics Co. Ltd. 1.530%	639	497,894

	Number of Shares	Value
United Kingdom — 0.1%
HSBC Holdings PLC 8.000%	14,008	$357,344
Royal Bank of Scotland Group PLC, Series T 7.250%	12,724	321,027

		678,371

United States — 1.8%
American Tower Corp. 5.250%	2,917	288,345
Anthem, Inc. 5.250%	16,501	797,658
Citigroup Capital XIII 7.875% VRN	22,692	582,958
Cliffs Natural Resources, Inc. 7.000%	10,204	24,490
Crown Castle International Corp. 4.500%	7,654	779,636
Dominion Resources, Inc. 6.375%	6,250	310,063
Domo, Inc. Series E, Convertible (a) (d)	123,741	1,056,810
Federal National Mortgage Association, Series S 8.250% VRN	27,904	135,334
Forestar Group, Inc. 6.000%	13,350	230,875
GMAC Capital Trust I 8.125% VRN	30,437	777,057
Grand Rounds, Inc. Series C, Convertible (a) (d)	121,323	346,790
Lookout Inc., Series F (a) (d)	55,056	645,389
Palantir Technologies, Inc. Series I (a) (d)	107,092	1,145,884
RBS Capital Funding Trust V 5.900%	19,285	469,975
RBS Capital Funding Trust VII, Series G 6.080%	23,752	580,736
Stanley Black & Decker, Inc. 6.250%	1,807	198,770
Uber Technologies, Inc., Series D (a) (d)	65,060	2,474,030
US Bancorp, Series F 6.500% VRN	12,664	363,710
US Bancorp, Series G 6.000% VRN	6,837	180,018
Wells Fargo & Co. 7.500%	240	280,320

		11,668,848

TOTAL PREFERRED STOCK (Cost $13,706,381)		14,966,536

TOTAL EQUITIES (Cost $370,588,293)		350,067,498

	Principal Amount

BONDS & NOTES — 22.1%

BANK LOANS — 1.3%
Luxembourg — 0.1%
Endo Luxembourg Finance Co. I SARL, 2015 Term Loan B 0.000% 6/11/22	$520,000	517,888

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Mallinckrodt International Finance S.A., Term Loan B 3.250% 3/19/21	$163,707	$160,433

		678,321

Norway — 0.1%
Drillships Financing Holding, Inc., Term Loan B1 6.000% 3/31/21	338,308	198,191

United States — 1.1%
AP One Channel Center Owner LP, Mezzanine Term Loan 6.435% 7/15/19	265,000	265,000
Calpine Corp., Term Loan B5 3.500% 5/27/22	523,688	514,670
Drillships Ocean Ventures, Inc., Term Loan B 5.500% 7/25/21	295,676	195,886
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	471,533	129,672
Grifols Worldwide Operations USA, Inc., USD Term Loan B 3.187% 2/27/21	1,199,209	1,198,286
Hilton Worldwide Finance LLC, Term Loan B2 3.500% 10/26/20	1,297,138	1,292,806
Novelis, Inc., 2015 Term Loan B 4.000% 6/02/22	299,250	294,013
Obsidian Natural Gas Trust, Term Loan 7.000% 11/02/15	38,784	38,590
Promontoria Blue Holding 2 B.V., Mezzanine EUR (f) 7.000% 4/17/20	885,774	989,763
Seadrill Partners Finco LLC, Term Loan B 4.000% 2/21/21	630,987	380,693
Sheridan Production Partners II, L.P., Term Loan B 4.250% 12/16/20	96,694	71,875
Sheridan Production Partners II, L.P., Term Loan M 4.250% 12/16/20	36,064	26,807
Sheridan Production Partners II, L.P., Term Loan A 4.250% 12/16/20	695,278	516,821
Univar, Inc., 2015 Term Loan 0.000% 7/01/22	505,000	494,819
Univision Communications, Inc., Term Loan C4 4.000% 3/01/20	676,483	671,619

		7,081,320

TOTAL BANK LOANS (Cost $8,982,372)		7,957,832

	Principal Amount	Value
CORPORATE DEBT — 8.9%
Argentina — 0.2%
Empresa Distribuidora Y Comercializadora Norte (b) 9.750% 10/25/22	$80,000	$68,000
YPF SA (b) 8.500% 7/28/25	1,396,000	1,211,030

		1,279,030

Australia — 0.1%
TFS Corp. Ltd. (b) 11.000% 7/15/18	834,000	868,790

Brazil — 0.1%
Itau Unibanco Holding SA (b) 2.850% 5/26/18	720,000	674,424

Canada — 0.0%
First Quantum Minerals Ltd. (c) 7.000% 2/15/21	299,000	193,603

Cayman Islands — 0.3%
Alibaba Group Holding Ltd. (b) 3.125% 11/28/21	565,000	542,588
Alibaba Group Holding Ltd. (b) 3.600% 11/28/24	269,000	251,289
Hutchison Whampoa International 11 Ltd. (b) 3.500% 1/13/17	348,000	356,889
Odebrecht Finance Ltd. (b) 4.375% 4/25/25	400,000	230,000
Petrobras Global Finance BV 5.375% 1/27/21	198,000	144,045
SINA Corp., Convertible 1.000% 12/01/18	370,000	350,112
Sun Hung Kai Properties Capital Market Ltd. (c) 4.500% 2/14/22	200,000	212,213

		2,087,136

Chile — 0.1%
Banco Santander Chile FRN (b) 2.209% 6/07/18	460,000	463,450
Inversiones Alsacia SA (b) 8.000% 12/31/18	443,946	222,319

		685,769

France — 0.2%
BNP Paribas SA 2.400% 12/12/18	1,043,000	1,057,006

Germany — 0.1%
Deutsche Bank AG 1.875% 2/13/18	400,000	398,896
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (b) 5.500% 1/15/23	202,000	201,747

		600,643

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
India — 0.2%
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (b) (g) (h) 5.500% 11/13/14	$618,000	$30,900
Suzlon Energy Ltd. STEP (b) 3.250% 7/16/19	1,196,000	1,477,060

		1,507,960

Italy — 0.2%
Intesa Sanpaolo SpA 3.875% 1/16/18	200,000	206,027
Intesa Sanpaolo SpA 3.875% 1/15/19	746,000	773,132
Telecom Italia SpA (b) 5.303% 5/30/24	487,000	476,042

		1,455,201

Japan — 0.1%
Sumitomo Mitsui Banking Corp. 2.450% 1/10/19	439,000	441,971

Luxembourg — 0.3%
Actavis Funding SCS 3.000% 3/12/20	570,000	570,499
Intelsat Jackson Holdings SA 7.500% 4/01/21	483,000	445,568
Telecom Italia Finance SA EUR (c) (f) 6.125% 11/15/16	500,000	775,475

		1,791,542

Malaysia — 0.1%
Petronas Capital Ltd. (b) 3.500% 3/18/25	690,000	656,986

Mexico — 0.2%
Petroleos Mexicanos (b) 3.500% 7/23/20	638,000	619,147
Petroleos Mexicanos 5.750% 3/01/18	488,000	516,524
Trust F/1401 (b) 5.250% 12/15/24	270,000	276,075

		1,411,746

Netherlands — 0.5%
Bio City Development Co. B.V. (Acquired 7/06/11, Cost $1,400,000) (b) (d) (g) 8.000% 7/06/18	1,400,000	650,580
Constellium NV EUR (b) (f) 7.000% 1/15/23	250,000	244,990
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.950% 11/09/22	251,000	252,084
ING Groep NV VRN 6.000% 12/31/49	280,000	274,750

	Principal Amount	Value
Petrobras Global Finance BV FRN 2.429% 1/15/19	$966,000	$666,540
Petrobras Global Finance BV 6.250% 3/17/24	120,000	87,336
Volkswagen International Finance NV 4.000% 8/12/20	310,000	307,675
Volkswagen International Finance NV EUR (b) (f) 5.500% 11/09/15	700,000	520,384

		3,004,339

Singapore — 0.4%
CapitaLand Ltd. SGD (b) (f) 1.950% 10/17/23	500,000	342,925
CapitaLand Ltd., Convertible SGD (c) (f) 2.100% 11/15/16	750,000	527,037
Global Logistic Properties Ltd. (c) 3.875% 6/04/25	1,044,000	1,012,724
Olam International Ltd., Convertible (c) 6.000% 10/15/16	500,000	505,625

		2,388,311

Spain — 0.2%
Telefonica Participaciones SAU EUR (f) 4.900% 9/25/17	800,000	849,224
Telefonica SA EUR (c) (f) 6.000% 7/24/17	200,000	265,941

		1,115,165

Switzerland — 0.1%
UBS AG 2.375% 8/14/19	325,000	326,394

United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., Convertible (b) 7.000% 10/31/17	1,130,070	977,511

United Kingdom — 0.5%
HSBC Holdings PLC VRN 6.375% 12/29/49	1,105,000	1,056,656
Lloyds Bank PLC 2.300% 11/27/18	200,000	202,299
Lloyds TSB Bank PLC VRN GBP (f) 13.000% 1/29/49	565,000	1,479,719
Standard Chartered PLC VRN (b) 6.500% 12/31/49	385,000	358,144
UBS Group Funding Jersey Ltd. (b) 4.125% 9/24/25	420,000	417,981

		3,514,799

United States — 4.9%
AbbVie, Inc. 2.500% 5/14/20	719,000	715,028
AliphCom, Convertible (d) 0.000% 4/01/20	2,617,000	2,669,340
Ally Financial, Inc. 2.750% 1/30/17	502,000	498,180

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Ally Financial, Inc. 3.500% 1/27/19	$350,000	$344,641
American Express Co. VRN 4.900% 12/29/49	365,000	350,655
American Tower Corp. 3.400% 2/15/19	141,000	145,142
AT&T, Inc. 2.375% 11/27/18	888,000	897,435
AT&T, Inc. 3.000% 6/30/22	1,385,000	1,351,212
Bank of America Corp. FRN 1.389% 3/22/18	279,000	280,597
Bank of America Corp. 2.000% 1/11/18	475,000	476,757
Bank of America Corp. 2.600% 1/15/19	322,000	325,272
BioMarin Pharmaceutical, Inc., Convertible 0.750% 10/15/18	152,000	196,365
BioMarin Pharmaceutical, Inc., Convertible 1.500% 10/15/20	147,000	197,531
Cablevision Systems Corp. 5.875% 9/15/22	203,000	153,772
Capital One Bank USA NA 2.150% 11/21/18	360,000	359,825
Chesapeake Energy Corp. FRN 3.539% 4/15/19	338,000	239,980
Citigroup, Inc. 1.800% 2/05/18	1,000,000	999,030
Citigroup, Inc. VRN 5.875% 12/29/49	674,000	662,205
Citigroup, Inc. VRN 5.950% 12/31/49	267,000	259,157
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	771,000	548,374
Cobalt International Energy, Inc., Convertible 3.125% 5/15/24	946,000	595,980
Credit Suisse Group Guernsey I Ltd. VRN (c) 7.875% 2/24/41	310,000	319,207
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	72,573
Delta Topco Ltd. (d) 10.000% 11/24/60	738,372	739,996
Deutsche Bank Capital Funding Trust VII VRN (b) 5.628% 1/29/49	83,000	82,793
eBay, Inc. 2.200% 8/01/19	226,000	223,206
Ford Motor Credit Co. LLC 1.724% 12/06/17	487,000	483,739

	Principal Amount	Value
Ford Motor Credit Co. LLC 2.375% 1/16/18	$366,000	$366,410
Ford Motor Credit Co. LLC 5.000% 5/15/18	452,000	480,741
Forest Laboratories, Inc. (b) 4.375% 2/01/19	417,000	441,360
Forest Laboratories, Inc. (b) 5.000% 12/15/21	293,000	317,841
General Electric Capital Corp. 5.550% 5/04/20	245,000	282,559
General Electric Capital Corp. VRN 6.250% 12/29/49	500,000	542,500
General Electric Capital Corp. VRN 6.375% 11/15/67	381,000	408,384
General Motors Financial Co., Inc. 3.500% 7/10/19	511,000	516,284
Gilead Sciences, Inc., Convertible 1.625% 5/01/16	249,000	1,067,432
The Goldman Sachs Group, Inc. VRN 5.375% 12/31/49	605,000	591,009
The Goldman Sachs Group, Inc. VRN 5.700% 12/31/49	575,000	572,844
Hewlett-Packard Co. (b) (i) 2.850% 10/05/18	1,381,000	1,379,232
HSBC USA, Inc. 1.625% 1/16/18	366,000	364,961
Hughes Satellite Systems Corp. 7.625% 6/15/21	103,000	110,339
Hyundai Capital America (b) 2.000% 3/19/18	215,000	214,079
Intel Corp., Convertible 3.250% 8/01/39	199,000	300,241
JP Morgan Chase & Co. 4.350% 8/15/21	279,000	300,671
JP Morgan Chase & Co. VRN 5.150% 12/29/49	669,000	630,747
JP Morgan Chase & Co. VRN 6.100% 12/31/49	1,299,000	1,290,556
Medtronic, Inc. 3.150% 3/15/22	760,000	770,859
Merrill Lynch & Co., Inc. 6.875% 4/25/18	318,000	355,408
Morgan Stanley VRN 5.450% 12/31/49	427,000	420,386
Morgan Stanley 7.300% 5/13/19	216,000	252,208
Mylan, Inc. /PA 2.550% 3/28/19	449,000	442,375
NBCUniversal Enterprise, Inc. (b) 5.250% 12/31/49	300,000	316,875
QUALCOMM, Inc. 3.000% 5/20/22	1,165,000	1,148,719
Sabine Pass Liquefaction LLC STEP 5.625% 4/15/23	252,000	223,650

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
SanDisk Corp., Convertible 0.500% 10/15/20	$344,000	$333,035
SanDisk Corp., Convertible 1.500% 8/15/17	344,000	426,990
SunGard Data Systems, Inc. 7.375% 11/15/18	140,000	142,800
Synchrony Financial 3.750% 8/15/21	169,000	170,728
Take-Two Interactive Software, Inc., Convertible 1.750% 12/01/16	344,000	530,190
Twitter, Inc., Convertible (b) 1.000% 9/15/21	300,000	255,562
USB Capital IX VRN 3.500% 10/29/49	477,000	388,159
Xerox Corp. 6.350% 5/15/18	207,000	228,505
YPF SA (b) 8.875% 12/19/18	404,000	389,860

		31,162,491

TOTAL CORPORATE DEBT (Cost $59,346,758)		57,200,817

SOVEREIGN DEBT OBLIGATIONS — 5.6%
Argentina — 0.2%
Argentina Bonar Bonds 8.750% 5/07/24	1,234,505	1,151,476
City of Buenos Aires Argentina (b) 8.950% 2/19/21	327,000	335,992

		1,487,468

Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/21	5,667,000	1,154,293
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/25	12,400,000	2,290,807
Republic of Brazil 6.000% 1/17/17	454,000	471,706

		3,916,806

Colombia — 0.1%
Colombia Government International Bond 7.375% 1/27/17	665,000	713,213

Hungary — 0.4%
Hungary Government Bond HUF (f) 5.500% 6/24/25	186,140,000	780,446
Hungary Government International Bond 4.125% 2/19/18	730,000	758,288

	Principal Amount	Value
Hungary Government International Bond 6.375% 3/29/21	$688,000	$785,349

		2,324,083

Indonesia — 0.3%
Indonesia Treasury Bond IDR (f) 7.875% 4/15/19	21,816,000,000	1,414,139
Indonesia Treasury Bond IDR (f) 8.375% 3/15/24	2,428,000,000	153,168
Republic of Indonesia (b) 6.875% 1/17/18	416,000	456,454

		2,023,761

Italy — 0.7%
Italy Buoni Poliennali Del Tesoro EUR (f) 1.500% 6/01/25	3,054,000	3,348,779
Italy Buoni Poliennali Del Tesoro EUR (f) 2.500% 12/01/24	870,000	1,038,690

		4,387,469

Japan — 0.2%
Japan Government Two Year Bond JPY (f) 0.100% 3/15/17	134,750,000	1,124,581

Mexico — 0.9%
Mexican Bonos MXN (f) 10.000% 12/05/24	68,562,700	5,166,478
Mexico Government International Bond 5.950% 3/19/19	208,000	233,272

		5,399,750

Poland — 0.6%
Poland Government Bond PLN (f) 3.250% 7/25/25	3,322,000	904,543
Poland Government Bond PLN (f) 5.250% 10/25/20	6,411,000	1,914,789
Poland Government Bond PLN (f) 5.750% 10/25/21	3,178,000	985,058

		3,804,390

Republic of Korea — 0.1%
Export-Import Bank of Korea 2.625% 12/30/20	698,000	705,310
Export-Import Bank of Korea 2.875% 9/17/18	200,000	205,319

		910,629

Turkey — 0.1%
Republic of Turkey International Bond 6.750% 4/03/18	524,000	565,501

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
United Kingdom — 1.4%
Logistics GBP (b) (f) 4.185% 8/20/25	$389,000	$566,686
United Kingdom Gilt GBP (c) (f) 2.250% 9/07/23	5,226,904	8,307,122

		8,873,808

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $40,155,742)		35,531,459

STRUCTURED NOTES — 0.3%

Switzerland — 0.3%
Credit Suisse AG, Housing Development Finance Corp. Ltd., Credit Linked Notes Series SPLB2015-015 (b) 7.875% 1/15/16	2,090,000	2,087,714

TOTAL STRUCTURED NOTES (Cost $2,105,074)		2,087,714

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.4%
United States — 0.4%
Pass-Through Securities — 0.4%
Federal National Mortgage Association TBA, Pool #9768 (i) 3.000% 12/01/42	2,423,000	2,455,180

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,433,979)		2,455,180

U.S. TREASURY OBLIGATIONS — 5.6%
United States — 5.6%
U.S. Treasury Bonds & Notes — 5.6%
U.S. Treasury Inflation Index 0.125% 4/15/20	1,414,103	1,404,989
U.S. Treasury Inflation Index 0.250% 1/15/25	271,548	260,273
U.S. Treasury Inflation Index 0.375% 7/15/25	1,740,416	1,695,343
U.S. Treasury Note (j) 0.375% 3/15/16	1,921,000	1,922,979
U.S. Treasury Note 1.750% 3/31/22	2,760,900	2,768,692
U.S. Treasury Note 1.875% 8/31/22	3,566,200	3,596,673
U.S. Treasury Note 2.000% 2/15/25	2,072,300	2,064,023
U.S. Treasury Note 2.000% 8/15/25	8,642,100	8,596,864

	Principal Amount	Value
U.S. Treasury Note 2.125% 5/15/25	$5,472,300	$5,505,967
U.S. Treasury Note (k) 2.250% 11/15/24	7,883,700	8,031,366

		35,847,169

TOTAL U.S. TREASURY OBLIGATIONS (Cost $35,661,602)		35,847,169

TOTAL BONDS & NOTES (Cost $148,685,527)		141,080,171

	Number of Shares

MUTUAL FUNDS — 1.5%
United States — 1.5%
BlackRock Liquidity Funds TempFund Portfolio	3,420,099	3,420,099
ETFS Gold Trust (j)	14,400	1,570,032
ETFS Physical Palladium Shares (j)	4,767	300,131
ETFS Platinum Trust (j)	4,024	353,549
iShares Gold Trust (a) (j)	157,258	1,695,241
SPDR Gold Trust (j)	22,548	2,409,479

		9,748,531

TOTAL MUTUAL FUNDS (Cost $11,827,116)		9,748,531

	Units

PURCHASED OPTIONS — 0.6%
Brazil — 0.0%
Ibovespa Index, Put, Expires 2/17/16, Strike 46,600.00	35	29,185
Ibovespa Index, Put, Expires 2/17/16, Strike 47,000.00	40	35,088
Ibovespa Index, Put, Expires 8/17/16, Strike 49,122.00	37	40,165
Ibovespa Index, Put, Expires 8/17/16, Strike 51,369.43	86	113,580
Ibovespa Index, Put, Expires 8/17/16, Strike 51,370.00	29	38,302

		256,320

Germany — 0.1%
Euro STOXX 50 Index, Call, Expires 12/15/17, Strike 3,500.00	453	79,294
Euro STOXX 50 Index, Call, Expires 3/16/18, Strike 3,500.00	377	68,703
Euro STOXX 50 Index, Call, Expires 3/17/17, Strike 3,450.00	445	65,018

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Euro STOXX 50 Index, Call, Expires 6/15/18, Strike 3,600.00	182	$29,115
Euro STOXX 50 Index, Call, Expires 6/16/17, Strike 3,500.00	411	57,190
Euro STOXX 50 Index, Call, Expires 9/15/17, Strike 3,600.00	443	58,012
Euro STOXX 50 Index, Call, Expires 9/21/18, Strike 3,426.55	190	43,031
STOXX Europe 600 Index, Call, Expires 12/16/16, Strike 400.00	7,440	59,274
STOXX Europe 600 Index, Call, Expires 3/18/17, Strike 355.61	4,020	102,361
STOXX Europe 600 Index, Call, Expires 9/15/17, Strike 372.06	2,765	52,555
STOXX Europe 600 Index, Call, Expires 9/16/16, Strike 415.00	4,436	15,944

		630,497

	Notional Amount
Japan — 0.1%
6-Month JPY LIBOR BBA 10 year Swaption, Put, Expires 1/25/16, Strike 1.35 (OTC—Goldman Sachs & Co.); Underlying swap terminates 1/27/26	$134,187,000	66
6-Month JPY LIBOR BBA 10 year Swaption, Put, Expires 1/25/16, Strike 1.35 (OTC—Goldman Sachs & Co.); Underlying swap terminates 1/27/26	268,830,000	133
6-Month JPY LIBOR BBA 10 year Swaption, Put, Expires 7/29/16, Strike 1.25 (OTC—Deutsche Bank AG); Underlying swap terminates 8/02/26	159,980,000	3,487
6-Month JPY LIBOR BBA 5 year Swaption, Put, Expires 4/4/18, Strike 1.07 (OTC—Deutsche Bank AG); Underlying swap terminates 4/06/23	143,913,000	5,410

	Units
Morgan Stanley Index, Call, Expires 12/11/15, Strike 131.28	1,181,745	86,266
Morgan Stanley Index, Call, Expires 12/11/15, Strike 139.99	304,626	35,379
Nikkei 225 Index, Call, Expires 3/09/18, Strike 21,968.28	14,480	87,723
Topix Index, Call, Expires 12/11/15, Strike 1,525.00	115,586	21,570
Topix Index, Call, Expires 12/11/15, Strike 1,685.00	234,775	6,935
Topix Index, Call, Expires 3/11/16, Strike 1,690.00	343,668	35,486

	Units	Value
Topix Index, Call, Expires 6/10/16, Strike 1,675.00	116,800	$21,851
Topix Index, Call, Expires 6/10/16, Strike 1,675.00	219,986	41,154

		345,460

Taiwan — 0.0%
Taiwan TWSE Index, Call, Expires 12/21/16, Strike 9,677.00	5,400	15,604
Taiwan TWSE Index, Call, Expires 9/21/16, Strike 9,000.77	5,800	25,998
Taiwan TWSE Index, Call, Expires 9/21/16, Strike 9,483.13	5,276	12,871

		54,473

	Notional Amount
United States — 0.4%
3-Month USD LIBOR BBA 10 year Swaption, Call, Expires 11/20/15, Strike 2.00 (OTC—Goldman Sachs & Co.); Underlying swap terminates 11/24/25	$20,750,000	187,830
3-Month USD LIBOR BBA 5 year Swaption, Call, Expires 11/24/15, Strike 1.45 (OTC—Goldman Sachs & Co.); Underlying swap terminates 11/27/20	41,520,000	233,715

	Units
Abbott Laboratories, Call, Expires 1/15/16, Strike 49.00	33,100	4,754
Activision Blizzard, Inc., Call, Expires 1/15/16, Strike 19.00	33,244	392,279
Amazon.com, Inc., Call, Expires 10/16/15, Strike 490.00	1	2,980
Bank of America Corp., Call, Expires 1/15/16, Strike 16.50	92,500	48,586
Bank of New York Mellon Corp., Call, Expires 5/20/16, Strike 46.00	51,435	37,219
Baxter International, Inc., Call, Expires 3/18/16, Strike 72.75	13,734	22,095
Citigroup, Inc., Call, Expires 1/15/16, Strike 50.50	43,000	111,795
Freeport-McMoran Copper & Gold Inc., Call, Expires 11/20/15, Strike 12.00	37,433	14,037
General Electric Co., Call, Expires 1/15/16, Strike 28.50	68,669	10,317
Gentex Corp., Put, Expires 3/18/16, Strike 15.00	13,657	13,315
Gentex Corp., Put, Expires 3/18/16, Strike 15.00	3,405	3,320

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Gilead Sciences, Inc., Call, Expires 1/15/16, Strike 95.00	6,600	$61,050
Gilead Sciences, Inc., Call, Expires 5/20/16, Strike 99.00	6,808	68,612
Goldman Sachs Group, Inc., Call, Expires 1/15/16, Strike 220.00	5,000	1,425
Goldman Sachs Group, Inc., Call, Expires 5/20/16, Strike 220.00	12,300	15,322
Goodyear Tire & Rubber Co., Call, Expires 10/16/15, Strike 31.00	16	400
Ingersoll-Rand PLC, Call, Expires 1/15/16, Strike 63.50	11,230	1,476
International Business Machines Corp., Call, Expires 1/15/16, Strike 182.00	6,579	486
International Business Machines Corp., Call, Expires 1/15/16, Strike 182.00	6,578	486
Johnson & Johnson Co., Call, Expires 4/15/16, Strike 103.00	68,774	110,595
JP Morgan Chase & Co., Call, Expires 1/15/16, Strike 59.00	33,100	138,191
KeyCorp, Call, Expires 5/20/16, Strike 15.75	68,581	19,869
Merck & Co., Inc., Call, Expires 1/15/16, Strike 59.00	66,266	14,370
MetLife Inc., Call, Expires 1/15/16, Strike 57.50	52,375	9,689
Morgan Stanley, Call, Expires 5/20/16, Strike 40.75	51,435	17,217
Pfizer, Inc., Call, Expires 1/15/16, Strike 33.00	130,900	124,355
Prudential Financial, Inc., Call, Expires 1/15/16, Strike 90.00	40,639	21,742
Russell 2000 Index, Put, Expires 10/16/15, Strike 1,130.00	4,898	186,859
S&P 500 Index, Call, Expires 10/30/15, Strike 2,025.00	1,634	8,170
S&P 500 Index, Put, Expires 10/16/15, Strike 1,920.00	3,403	135,780
S&P 500 Index, Put, Expires 10/16/15, Strike 1,925.00	1,606	68,737
Salesforce.com, Inc., Call, Expires 12/18/15, Strike 70.00	5	1,945
Salesforce.com, Inc., Call, Expires 12/18/15, Strike 72.50	9	2,790
SPDR Gold Shares, Call, Expires 1/15/16, Strike 111.00 (j)	258	61,920
SPDR Gold Shares, Call, Expires 12/31/15, Strike 110.00 (j)	361	86,279
SPDR Gold Shares, Call, Expires 3/18/16, Strike 113.00 (j)	190	56,810
SPDR Gold Shares, Call, Expires 3/18/16, Strike 114.00 (j)	329	92,778

	Units	Value
SunTrust Banks, Inc., Call, Expires 5/20/16, Strike 45.50	51,400	$32,475
Teva Pharmaceutical Industries Ltd., Call, Expires 5/20/16, Strike 63.50	13,700	32,542
United Continental Holdings, Inc., Call, Expires 12/18/15, Strike 47.50	1,772	3,159
United Continental Holdings, Inc., Call, Expires 12/18/15, Strike 61.50	818	868
USD Call JPY Put, Expires 11/19/15, Strike 125.00	685,813	1,817
USD Call JPY Put, Expires 11/19/15, Strike 125.00	685,813	1,818
USD Call JPY Put, Expires 11/25/15, Strike 123.00	685,813	4,225
USD Call JPY Put, Expires 11/25/15, Strike 123.00	685,813	4,371
USD Call JPY Put, Expires 11/03/15, Strike 125.00	685,813	967
USD Call JPY Put, Expires 11/03/15, Strike 125.00	685,813	967
USD Call JPY Put, Expires 11/03/15, Strike 125.00	685,813	967
USD Call JPY Put, Expires 11/03/15, Strike 125.00	681,327	961
USD Call JPY Put, Expires 11/03/15, Strike 125.00	685,813	967
Wells Fargo & Co., Call, Expires 1/15/16, Strike 60.00	16,500	2,640
Wells Fargo & Co., Call, Expires 5/20/16, Strike 59.00	51,435	37,485

		2,515,824

TOTAL PURCHASED OPTIONS (Cost $6,865,300)		3,802,574

	Number of Shares

WARRANTS — 0.0%
Australia — 0.0%
TFS Corp. Ltd., Expires 7/15/18, Strike 1.28 (a)	222,000	66,101

TOTAL WARRANTS (Cost $0)		66,101

TOTAL LONG-TERM INVESTMENTS (Cost $537,966,236)		504,764,875

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 22.1%
Sovereign Debt Obligations — 5.2%
Japan Treasury Discount Bill JPY (f) 0.000% 1/13/16	$270,000,000	$2,250,776
Japan Treasury Discount Bill JPY (f) 0.000% 10/13/15	280,000,000	2,334,025
Japan Treasury Discount Bill JPY (f) 0.000% 11/10/15	210,000,000	1,750,541
Japan Treasury Discount Bill JPY (f) 0.000% 11/16/15	350,000,000	2,917,529
Japan Treasury Discount Bill JPY (f) 0.000% 11/24/15	410,000,000	3,417,738
Japan Treasury Discount Bill JPY (f) 0.000% 11/30/15	330,000,000	2,750,806
Japan Treasury Discount Bill JPY (f) 0.000% 12/10/15	260,000,000	2,167,382
Japan Treasury Discount Bill JPY (f) 0.000% 2/10/16	340,000,000	2,834,672
Japan Treasury Discount Bill JPY (f) 0.000% 10/05/15	140,000,000	1,167,007
Japan Treasury Discount Bill JPY (f) 0.000% 12/21/15	350,000,000	2,917,645
Mexico Cetes MXN (f) 0.000% 10/15/15	25,358,670	1,498,296
Mexico Cetes MXN (f) 0.000% 10/29/15	13,892,730	819,828
Mexico Cetes MXN (f) 0.000% 11/26/15	6,945,850	408,863
Mexico Cetes MXN (f) 0.000% 12/10/15	8,300,000	487,758
Mexico Cetes MXN (f) 0.000% 12/24/15	10,380,010	609,163
Mexico Cetes MXN (f) 0.000% 2/18/16	8,260,000	482,111
Mexico Cetes MXN (f) 3.122% 10/01/15	16,944,830	1,002,362
Mexico Cetes MXN (f) 3.163% 10/01/15	11,200,000	662,530
Mexico Cetes MXN (f) 3.214% 11/12/15	29,956,360	1,765,595
Mexico Cetes MXN (f) 3.417% 11/12/15	4,800,000	282,833
Mexico Cetes MXN (f) 3.478% 1/07/16	6,910,000	404,988
Mexico Cetes MXN (f) 3.498% 1/07/16	10,380,010	608,327

		33,540,775

Time Deposits — 0.1%
Brown Brothers Time Deposit 0.030% 10/01/15	378,425	378,425

	Principal Amount	Value
U.S. Treasury Bills — 16.8%
U.S. Treasury Bill 0.000% 10/22/15	$500,000	$499,988
U.S. Treasury Bill 0.000% 10/29/15	19,000,000	18,999,446
U.S. Treasury Bill 0.000% 10/29/15	2,000,000	1,999,922
U.S. Treasury Bill 0.000% 10/29/15	2,000,000	1,999,918
U.S. Treasury Bill 0.000% 12/24/15	5,235,000	5,235,000
U.S. Treasury Bill 0.000% 2/11/16	3,000,000	2,998,476
U.S. Treasury Bill 0.000% 2/11/16	4,000,000	3,996,380
U.S. Treasury Bill 0.000% 2/18/16	26,000,000	25,975,228
U.S. Treasury Bill 0.000% 2/25/16	36,000,000	35,970,600
U.S. Treasury Bill 0.000% 3/03/16	2,000,000	1,998,374
U.S. Treasury Bill 0.000% 3/10/16	2,000,000	1,998,301
U.S. Treasury Bill 0.000% 3/24/16	6,000,000	5,997,229

		107,668,862

TOTAL SHORT-TERM INVESTMENTS (Cost $141,861,281)		141,588,062

TOTAL INVESTMENTS — 101.0% (Cost $679,827,517) (l)		646,352,937

Other Assets/(Liabilities) — (1.0)%		(6,604,188)

NET ASSETS — 100.0%		$639,748,749

	Number of Shares

EQUITIES SOLD SHORT — (0.3)%
United States — (0.3)%
Aeon Co. Ltd.	(13,700)	(213,272)
ConocoPhillips	(10,966)	(525,929)
Franklin Resources, Inc.	(3,414)	(127,206)
Reckitt Benckiser Group PLC	(1,433)	(130,075)
T. Rowe Price Group, Inc.	(1,877)	(130,452)
Waddell & Reed Financial, Inc. Class A	(7,023)	(244,190)
The Walt Disney Co.	(3,156)	(322,543)

		(1,693,667)

TOTAL EQUITIES SOLD SHORT (Cost $(1,723,483))		(1,693,667)

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SGD	Singapore Dollar
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $22,427,041 or 3.51% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2015, these securities amounted to a value of $12,268,195 or 1.92% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $11,313,753 or 1.77% of net assets.
(e)	These securities are held as collateral for written options. (Note 2).
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	Restricted security. Certain securities are restricted as to resale. At September 30, 2015, these securities amounted to a value of $681,480 or 0.11% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(h)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2015, these securities amounted to a value of $30,900 or 0.00% of net assets.
(i)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(j)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(k)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(l)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2015

Assets:
Investments, at value (Note 2) (a)	$504,764,875
Short-term investments, at value (Note 2) (b)	141,588,062

Total investments	646,352,937

Foreign currency, at value (c)	54,092
Receivables from:
Investments sold	3,991,913
Closed swap agreements, at value	15,173
Collateral pledged for securities sold short	1,700,717
Open forward foreign currency contracts (Note 2)	1,487,274
Investment adviser (Note 3)	83,126
Fund shares sold	1,138,566
Collateral pledged for open swap agreements (Note 2)	1,134,880
Interest and dividends	2,454,861
Foreign taxes withheld	301,543
Open swap agreements, at value (Note 2)	287,521
Prepaid expenses	30,464

Total assets	659,033,067

Liabilities:
Payables for:
Investments purchased	5,593,575
Collateral held for open swap agreements and options (Note 2)	1,840,000
Collateral held for open options (Note 2)	520,000
Written options outstanding, at value (Note 2) (d)	3,345,678
Payable for securities sold short, at value (Note 2) (e)	1,693,667
Payable for dividend on short sales (Note 2)	512
Open forward foreign currency contracts (Note 2)	828,434
Fund shares repurchased	65,535
Investments purchased on a when-issued basis (Note 2)	3,815,836
Payable for premium on purchased options	94,963
Open swap agreements, at value (Note 2)	37,628
Trustees’ fees and expenses (Note 3)	112,043
Variation margin on open derivative instruments (Note 2)	376,312
Affiliates (Note 3):
Investment advisory fees	416,302
Administration fees	23,087
Service fees	8,482
Shareholder service fees	3,406
Distribution fees	1,289
Due to custodian	294,314
Accrued expense and other liabilities	213,255

Total liabilities	19,284,318

Net assets	$639,748,749

Net assets consist of:
Paid-in capital	$638,631,289
Undistributed (accumulated) net investment income (loss)	3,396,094
Accumulated net realized gain (loss) on investments and foreign currency transactions	30,521,683
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(32,800,317)

Net assets	$639,748,749

(a) Cost of investments:	$537,966,236
(b) Cost of short-term investments:	$141,861,281
(c) Cost of foreign currency:	$58,196
(d) Premiums on written options:	$2,544,496
(e) Proceeds from securities sold short:	$1,723,483

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2015

Class I shares:
Net assets	$590,934,431

Shares outstanding (a)	58,475,635

Net asset value, offering price and redemption price per share	$10.11

Class R5 shares:
Net assets	$7,340,280

Shares outstanding (a)	717,769

Net asset value, offering price and redemption price per share	$10.23

Service Class shares:
Net assets	$15,267,153

Shares outstanding (a)	1,514,347

Net asset value, offering price and redemption price per share	$10.08

Administrative Class shares:
Net assets	$14,055,182

Shares outstanding (a)	1,357,000

Net asset value, offering price and redemption price per share	$10.36

Class A shares:
Net assets	$6,922,341

Shares outstanding (a)	691,753

Net asset value and redemption price per share	$10.01

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.62

Class R4 shares:
Net assets	$2,642,343

Shares outstanding (a)	264,367

Net asset value, offering price and redemption price per share	$9.99

Class R3 shares:
Net assets	$2,587,019

Shares outstanding (a)	259,247

Net asset value, offering price and redemption price per share	$9.98

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Period Ended September 30, 2015*

Investment income (Note 2):
Dividends (a)	$6,449,812
Interest (b)	4,659,519

Total investment income	11,109,331

Expenses (Note 3):
Investment advisory fees	3,967,140
Custody fees	463,910
Dividend expense on short sales	18,367
Audit fees	144,397
Legal fees	9,212
Accounting & Administration fees	142,939
Proxy fees	1,033
Shareholder reporting fees	45,763
Trustees’ fees	41,332
Registration and filing fees	53,657
Transfer agent fees	2,250

4,890,000
Administration fees:
Class R5	6,062
Service Class	18,108
Administrative Class	18,107
Class A	10,180
Class R4	2,576
Class R3	1,556
Distribution fees:
Class R3	1,945
Service fees:
Class A	16,966
Class R4	3,220
Class R3	1,945
Shareholder service fees:
Service Class	6,036
Administrative Class	18,107
Class A	10,180

Total expenses	5,004,988
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(788,095)
Class R5 fees reimbursed by adviser	(10,173)
Service Class fees reimbursed by adviser	(20,270)
Administrative Class fees reimbursed by adviser	(20,265)
Class A fees reimbursed by adviser	(11,365)
Class R4 fees reimbursed by adviser	(2,162)
Class R3 fees reimbursed by adviser	(1,305)

Net expenses	4,151,353

Net investment income (loss)	6,957,978

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations (Continued)

For the Period Ended September 30, 2015*

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$20,064,378
Futures contracts	3,668,987
Written options	1,226,200
Equities sold short	(7,485)
Swap agreements	119,526
Foreign currency transactions	7,807,152

Net realized gain (loss)	32,878,758

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(62,378,999)**
Futures contracts	644,913
Written options	305,028
Equities sold short	46,152
Swap agreements	(151,046)
Translation of assets and liabilities in foreign currencies	(2,649,544)

Net change in unrealized appreciation (depreciation)	(64,183,496)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(31,304,738)

Net increase (decrease) in net assets resulting from operations	$(24,346,760)

(a) Net of foreign withholding tax of:	$358,801
(b) Net of foreign withholding tax of:	$14,037

*	For the period January 1, 2015 through September 30, 2015.
**	Net increase in accrued foreign capital gains tax of $34,485.

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended December 31, 2014

Investment income (Note 2):
Dividends (a)	$9,963,614
Interest (b)	7,359,170

Total investment income	17,322,784

Expenses (Note 3):
Investment advisory fees	5,291,758
Custody fees	648,948
Dividend expense on short sales	17,424
Audit fees	132,503
Legal fees	16,217
Proxy fees	1,028
Shareholder reporting fees	45,883
Trustees’ fees	46,862
Registration and filing fees	2,181
Transfer agent fees	2,250
Subsidiary administration fees	31,216

6,236,270
Administration fees:
Class I*	86,944
Class R5	269,435
Service Class	19,877
Administrative Class	38,554
Class A	19,038
Class R4*	173
Class R3*	173
Distribution fees:
Class R3*	191
Distribution and Service fees:
Class A	23,195
Class R4*	191
Class R3*	191
Shareholder service fees:
Service Class	4,426
Administrative Class	21,049
Class A	10,605

Total expenses	6,730,312
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(503,775)
Class R5 fees reimbursed by adviser	(362,528)
Service Class fees reimbursed by adviser	(16,126)
Administrative Class fees reimbursed by adviser	(25,549)
Class A fees reimbursed by adviser	(12,777)
Class R4 fees reimbursed by adviser*	(118)
Class R3 fees reimbursed by adviser*	(118)
Subsidiary expenses waived (Note 3)	(115,247)

Net expenses	5,694,074

Net investment income (loss)	11,628,710

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations (Continued)

For the Year Ended December 31, 2014

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$56,880,516
Futures contracts	(3,986,009)
Written options	1,239,916
Equities sold short	(20,221)
Swap agreements	(43,312)
Foreign currency transactions	7,160,523

Net realized gain (loss)	61,231,413

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(63,389,912)
Futures contracts	830,377
Written options	(744,753)
Equities sold short	(16,336)
Swap agreements	642,711
Translation of assets and liabilities in foreign currencies	2,361,403

Net change in unrealized appreciation (depreciation)	(60,316,510)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	914,903

Net increase (decrease) in net assets resulting from operations	$12,543,613

(a) Net of foreign withholding tax of:	$603,389
(b) Net of foreign withholding tax of:	$15,749

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,957,978	$11,628,710	$6,390,042
Net realized gain (loss) on investment transactions	32,878,758	61,231,413	32,050,507
Net change in unrealized appreciation (depreciation) on investments	(64,183,496)	(60,316,510)	47,096,126

Net increase (decrease) in net assets resulting from operations	(24,346,760)	12,543,613	85,536,675

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(4,047,718)	(14,755,597)	-
Class R5	(48,694)	(169,078)	(7,665,490)
Service Class	(104,798)	(256,748)	(126,870)
Administrative Class	(93,968)	(348,785)	(177,667)
Class A	(56,930)	(163,835)	(73,326)
Class R4*	(19,439)	(2,109)	-
Class R3*	(11,857)	(1,927)	-

Total distributions from net investment income	(4,383,404)	(15,698,079)	(8,043,353)

From net realized gains:
Class I*	(10,201,389)	(50,989,230)	-
Class R5	(122,722)	(1,398,062)	(20,384,732)
Service Class	(264,121)	(966,912)	(383,749)
Administrative Class	(236,825)	(1,409,719)	(613,968)
Class A	(143,481)	(748,758)	(293,458)
Class R4*	(48,992)	(8,474)	-
Class R3*	(29,883)	(8,467)	-

Total distributions from net realized gains	(11,047,413)	(55,529,622)	(21,675,907)

Net fund share transactions (Note 5):
Class I*	15,794,623	685,027,830	-
Class R5	(5,211,039)	(620,435,772)	16,215,029
Service Class	4,775,909	958,033	(5,917,479)
Administrative Class	(2,064,230)	(703,123)	(6,165,596)
Class A	(1,231,555)	661,891	2,176,404
Class R4*	2,796,774	110,683	-
Class R3*	2,684,611	110,594	-

Increase (decrease) in net assets from fund share transactions	17,545,093	65,730,136	6,308,358

Total increase (decrease) in net assets	(22,232,484)	7,046,048	62,125,773
Net assets
Beginning of year	661,981,233	654,935,185	592,809,412

End of year	$639,748,749	$661,981,233	$654,935,185

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,396,094	$(286,104)	$(394,766)

*	Class commenced operation on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the consolidated financial statements.

30

THIS PAGE INTENTIONALLY LEFT BLANK

31

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]
Class I
09/30/15[i,w]	$10.73	$0.11	$(0.48)	$(0.37)	$(0.07)	$(0.18)	$(0.25)	$10.11	(3.53%	)[b]
12/31/14[h,w]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]
Class R5
09/30/15[i,w]	$10.87	$0.10	$(0.49)	$(0.39)	$(0.07)	$(0.18)	$(0.25)	$10.23	(3.67%	)[b]
12/31/14[w]	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%
12/31/13[w]	10.73	0.12	1.44	1.56	(0.15)	(0.40)	(0.55)	11.74	14.65%
12/31/12[w]	9.93	0.17	0.84	1.01	(0.18)	(0.03)	(0.21)	10.73	10.13%
12/31/11[w]	10.79	0.19	(0.63)	(0.44)	(0.24)	(0.18)	(0.42)	9.93	(4.07%	)
12/31/10	9.90	0.16	0.83	0.99	(0.10)	-	(0.10)	10.79	10.03%
Service Class
09/30/15[i,w]	$10.72	$0.10	$(0.49)	$(0.39)	$(0.07)	$(0.18)	$(0.25)	$10.08	(3.72%	)[b]
12/31/14[w]	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%
12/31/13[w]	10.72	0.11	1.44	1.55	(0.13)	(0.40)	(0.53)	11.74	14.48%
12/31/12[w]	9.93	0.15	0.85	1.00	(0.18)	(0.03)	(0.21)	10.72	10.10%
12/31/11[w]	10.78	0.18	(0.63)	(0.45)	(0.22)	(0.18)	(0.40)	9.93	(4.15%	)
12/31/10	9.90	0.16	0.82	0.98	(0.10)	-	(0.10)	10.78	9.93%
Administrative Class
09/30/15[i,w]	$11.02	$0.09	$(0.50)	$(0.41)	$(0.07)	$(0.18)	$(0.25)	$10.36	(3.80%	)[b]
12/31/14[w]	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%
12/31/13[w]	10.98	0.09	1.48	1.57	(0.12)	(0.40)	(0.52)	12.03	14.36%
12/31/12[w]	10.17	0.14	0.87	1.01	(0.17)	(0.03)	(0.20)	10.98	9.86%
12/31/11[w]	10.79	0.16	(0.59)	(0.43)	(0.01)	(0.18)	(0.19)	10.17	(3.91%	)
12/31/10	9.90	0.13	0.83	0.96	(0.07)	-	(0.07)	10.79	9.96%
Class A
09/30/15[i,w]	$10.67	$0.07	$(0.48)	$(0.41)	$(0.07)	$(0.18)	$(0.25)	$10.01	(3.93%	)[b]
12/31/14[w]	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%
12/31/13[w]	10.69	0.06	1.44	1.50	(0.10)	(0.40)	(0.50)	11.69	14.13%
12/31/12[w]	9.91	0.11	0.84	0.95	(0.14)	(0.03)	(0.17)	10.69	9.57%
12/31/11[w]	10.77	0.13	(0.63)	(0.50)	(0.18)	(0.18)	(0.36)	9.91	(4.53%	)
12/31/10	9.90	0.11	0.84	0.95	(0.08)	-	(0.08)	10.77	9.46%
Class R4
09/30/15[i,w]	$10.65	$0.08	$(0.49)	$(0.41)	$(0.07)	$(0.18)	$(0.25)	$9.99	(3.84%	)[b]
12/31/14[h,w]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]
Class R3
09/30/15[i,w]	$10.65	$0.06	$(0.48)	$(0.42)	$(0.07)	$(0.18)	$(0.25)	$9.98	(4.03%	)[b]
12/31/14[h,w]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]

	Period ended September 30, 2015[b]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	90%	94%	66%	61%	43%	46%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
f	Amount is less than $500.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Consolidated. (Note 2)
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Includes short sale dividend and loan expense.

The accompanying notes are an integral part of the consolidated financial statements.

32

Ratios / Supplemental Data
Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[j,z]	Short sale dividend and loan expense to average daily net assets[y]	Net investment income (loss) to average daily net assets[z]

$590,934		0.96%[a]	0.79%[a]	0.00%[a,e]	1.39%[a]
611,549		0.96%[a]	0.79%[a]	0.00%[a,e]	1.40%[a]

$7,340		1.06%[a]	0.89%[a]	0.00%[a,e]	1.26%[a]
12,994		1.01%	0.88%	0.00%[e]	2.12%
615,383		0.97%	0.86%	0.00%[e]	1.04%
547,436		1.00%	0.86%	N/A	1.57%
526,621		0.95%	0.86%	0.00%[e]	1.77%
556,739		0.95%	0.86%	0.00%[e]	1.54%

$15,267		1.16%[a]	0.99%[a]	0.00%[a,e]	1.21%[a]
11,605		1.14%	0.99%	0.00%[e]	1.61%
11,658		1.07%	0.96%	0.00%[e]	0.98%
16,060		1.10%	0.96%	N/A	1.45%
786		1.05%	0.96%	0.00%[e]	1.63%
1,524		1.05%	0.96%	0.00%[e]	1.52%

$14,055		1.26%[a]	1.09%[a]	0.00%[a,e]	1.09%[a]
16,936		1.25%	1.10%	0.00%[e]	1.50%
19,051		1.22%	1.11%	0.00%[e]	0.79%
23,253		1.25%	1.11%	N/A	1.29%
0	[f]	1.17%	1.10%	0.00%[e]	1.42%
10,852		1.20%	1.11%	0.00%[e]	1.29%

$6,922		1.51%[a]	1.34%[a]	0.00%[a,e]	0.85%[a]
8,694		1.50%	1.35%	0.00%[e]	1.26%
8,844		1.47%	1.36%	0.00%[e]	0.53%
6,060		1.50%	1.36%	N/A	1.07%
2,015		1.45%	1.36%	0.00%[e]	1.24%
2,432		1.45%	1.36%	0.00%[e]	1.10%

$2,642		1.41%[a]	1.24%[a]	0.00%[a,e]	0.93%[a]
101		1.41%[a]	1.24%[a]	0.00%[a,e]	1.20%[a]

$2,587		1.66%[a]	1.49%[a]	0.00%[a,e]	0.73%[a]
101		1.66%[a]	1.49%[a]	0.00%[a,e]	0.95%[a]

33

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Fund from December 31 to September 30. Accordingly, the Fund’s financial statements and related notes include information as of the nine month period ended September 30, 2015, and the years ended December 31, 2014, and December 31, 2013, if applicable.

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2015, the Fund’s net assets were $639,748,749, of which $8,521,482 or 1.33%, represents the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield,

34

Notes to Consolidated Financial Statements (Continued)

quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at amortized cost or a price the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

35

Notes to Consolidated Financial Statements (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Fund characterized all securities sold short at Level 1, as of September 30, 2015. The level classification by major category of investments is the same as the category presentation in the Consolidated Portfolio of Investments.

36

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2015, for the Fund’s remaining investments:

Asset Investments	Level 1	Level 2	Level 3	Total
Common Stock	$198,827,659	$134,688,369 *	$1,584,934	$335,100,962
Preferred Stock	8,135,393	1,162,240	5,668,903	14,966,536
Bank Loans	-	7,957,832	-	7,957,832
Corporate Debt	-	53,110,001	4,090,816	57,200,817
Sovereign Debt Obligations	-	35,531,459	-	35,531,459
Structured Notes	-	2,087,714	-	2,087,714
U.S. Government Agency Obligations and Instrumentalities	-	2,455,180	-	2,455,180
U.S. Treasury Obligations	-	35,847,169	-	35,847,169
Mutual Funds	9,748,531	-	-	9,748,531
Purchased Options	305,902	3,496,672	-	3,802,574
Warrants	-	-	66,101	66,101
Short-Term Investments	-	141,588,062	-	141,588,062

Total Investments	$217,017,485	$417,924,698	$11,410,754	$646,352,937

Asset Derivatives
Forward Contracts	$-	$1,487,274	$-	$1,487,274
Futures Contracts	559,753	-	-	559,753
Swap Agreements	-	1,113,108	-	1,113,108

Total	$559,753	$2,600,382	$-	$3,160,135

Liability Derivatives
Forward Contracts	$-	$(828,434)	$-	$(828,434)
Futures Contracts	(114,230)	-	-	(114,230)
Swap Agreements	-	(457,707)	-	(457,707)
Written Options	(20,849)	(3,324,829)	-	(3,345,678)

Total	$(135,079)	$(4,610,970)	$-	$(4,746,049)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to investments purchased on a when-issued basis, collateral held/pledged for open swap agreements, collateral held for securities sold short, and due to custodian, approximates fair value, which would be categorized at Level 2, as of September 30, 2015.

The Fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2015. The Fund recognizes transfers between the Levels as of the beginning of the year.

37

Notes to Consolidated Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 9/30/15	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/15
Common Stock	$2,389,225	$-	$-	$(574,768)	$42,391	$(236,490)	$-	$(35,424	)**	$1,584,934	$(580,003)
Preferred Stock	5,917,851	-	590,223	(728,946)	1,380,188	(1,490,413)	-	-		5,668,903	1,822,822
Corporate Debt†	281,364	-	-	(29,355)	-	-	-	(221,109	)**	30,900	(29,355)
Corporate Debt	1,424,198	-	-	(48,407)	2,684,125	-	-	-		4,059,916	(48,407)
Warrants	164,777	-	-	(98,676)	-	-	-	-		66,101	(98,676)

	$10,177,415	$-	$590,223	$(1,480,152)	$4,106,704	$(1,726,903)	$-	$(256,533)		$11,410,754	$1,066,381

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund other than those disclosed below.

The Fund initially fair valued certain of its Level 3 investments using acquisition cost. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common Stock — $1,584,934
Delta Topco Ltd.	$380,202	Market Approach	EV/Multiple	20.50x
Dropbox, Inc.	1,161,230	Market Approach	EV/Multiple	6.56x
			Discount for Lack of Marketability	10.00%
Lookout, Inc.	43,502	Market Approach	Probability Weighted Expected Return Method - Implied EV Multiple	12.20x

Corporate Debt — $4,059,916
AliphCom, Convertible Bond	2,669,340	Market Approach	EV/Multiple	1.18x
Bio City Development Co. B.V.	650,580	Market Approach	Debt Restructure Analysis, Cashflow Discount Rate	15%
			Expected Recovery Rate	60.91%
Delta Topco Ltd.	739,996	Market Approach	EV/Multiple	20.50x

38

Notes to Consolidated Financial Statements (Continued)

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range

Preferred Stock — $5,668,903
Domo, Inc. Series E, Convertible	$1,056,810	Market Approach	Probability Weighted Expected Return Method - Implied EV Multiple	13.80x
Grand Rounds, Inc. Series C, Convertible	346,790	Market Approach	Probability Weighted Expected Return Method - Implied EV Multiple	20.60x
			Market Observed Transaction	$2.78
Lookout Inc., Series F	645,389	Market Approach	Probability Weighted Expected Return Method - Implied EV Multiple	12.20x
Palantir Technologies, Inc. Series I	1,145,884	Market Approach	EV/Multiple	21.00x
Uber Technologies, Inc., Series D	2,474,030	Market Approach	EV/Multiple	24.75x

Total	$11,313,753

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the period ended September 30, 2015. The following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A
Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	M
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

39

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Income	M
Substitution for Direct Investment	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Directional Investment	A

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	A
Result of a Corporate Action	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At September 30, 2015, and during the period then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$1,487,274	$-	$1,487,274
Futures Contracts^^	-	559,753	-	-	559,753
Swap Agreements*	-	273,196	10,267	4,058	287,521
Swap Agreements^^,^^^	347,074	-	-	478,513	825,587
Purchased Options*	-	3,354,873	17,060	430,641	3,802,574
Warrants*	-	66,101	-	-	66,101

Total Value	$347,074	$4,253,923	$1,514,601	$913,212	$7,028,810

Liability Derivatives
Forward Contracts^	$-	$-	$(828,434)	$-	$(828,434)
Futures Contracts^^	-	(114,230)	-	-	(114,230)
Swap Agreements^	-	(37,628)	-	-	(37,628)
Swap Agreements^^,^^^	-	-	-	(420,079)	(420,079)
Written Options^	-	(3,248,995)	-	-	(3,248,995)
Written Options^,^^^	-	(20,849)	-	(75,834)	(96,683)

Total Value	$-	$(3,421,702)	$(828,434)	$(495,913)	$(4,746,049)

40

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Realized Gain (Loss)#
Forward Contracts	$-	$-	$8,095,907	$-	$8,095,907
Futures Contracts	-	3,668,987	-	-	3,668,987
Swap Agreements	12,764	23,890	6,890	75,982	119,526
Purchased Options	-	695,837	(249,039)	57,209	504,007
Written Options	-	1,279,653	-	(53,453)	1,226,200
Rights	-	(478)	-	-	(478)

Total Realized Gain (Loss)	$12,764	$5,667,889	$7,853,758	$79,738	$13,614,149

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(2,635,781)	$-	$(2,635,781)
Futures Contracts	-	644,913	-	-	644,913
Swap Agreements	(121,870)	91,186	10,267	(130,629)	(151,046)
Purchased Options	-	(4,668,910)	162,348	207,079	(4,299,483)
Written Options	-	293,241	-	11,787	305,028
Rights	-	(35,254)	-	-	(35,254)
Warrants	-	(127,111)	-	-	(127,111)

Total Change in Appreciation (Depreciation)	$(121,870)	$(3,801,935)	$(2,463,166)	$88,237	$(6,298,734)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$96,126,848	$-	$96,126,848
Futures Contracts	-	392	-	-	392
Swap Agreements	$3,999,702	$660,860	$1,119,785	$112,153,618	$117,933,965
Purchased Options	-	4,102,208	9,889,243	-	13,991,451
Purchased Swaptions	$-	$-	$-	$802,912,086	$802,912,086
Written Options	-	3,986,882	-	-	3,986,882
Written Swaptions	$-	$-	$-	$39,898,540	$39,898,540
Rights	-	28,531	-	-	28,531
Warrants	-	222,000	-	-	222,000

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
^^^	Represents centrally cleared swaps or exchange-traded written options which are not subject to a master netting agreement.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options, purchased swaptions, forward contracts, and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended September 30, 2015.

41

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of September 30, 2015.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$10,267	$(10,267)	$-	$-
BNP Paribas SA	519,857	(136,611)	-	383,246
Credit Suisse International	334,055	(211,074)	(122,981)	-
Deutsche Bank AG	657,764	(657,764)	-	-
Goldman Sachs & Co.	424,979	(424,979)	-	-
HSBC Bank USA	17,547	(17,547)	-	-
JP Morgan Chase Bank	135,669	(135,669)	-	-
Morgan Stanley & Co.	105,298	(105,298)	-	-

	$2,205,436	$(1,699,209)	$(122,981)	$383,246

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund as of September 30, 2015.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(182,355)	$10,267	$-	$(172,088)
Barclays Bank PLC	(106,919)	-	-	(106,919)
BNP Paribas SA	(136,611)	136,611	-	-
Brown Brothers & Harriman Co.	(267)	-	-	(267)
Citibank N.A.	(1,358,598)	-	-	(1,358,598)
Credit Suisse International	(211,074)	211,074	-	-
Deutsche Bank AG	(707,321)	657,764	-	(49,557)
Goldman Sachs & Co.	(720,764)	424,979	-	(295,785)
HSBC Bank USA	(152,844)	17,547	-	(135,297)
JP Morgan Chase Bank	(173,645)	135,669	-	(37,976)
Morgan Stanley & Co.	(440,493)	105,298	-	(335,195)

	$(4,190,891)	$1,699,209	$-	$(2,491,682)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the period ended September 30, 2015, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

42

Notes to Consolidated Financial Statements (Continued)

Forward Foreign Currency Contracts. The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

The Fund had the following open forward foreign currency contracts at September 30, 2015. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	2,417,070	BNP Paribas SA	10/01/15	$587,066	$22,612
BRL	2,417,070	BNP Paribas SA	10/01/15	600,142	9,536
JPY	180,065,000	BNP Paribas SA	10/01/15	1,502,796	(1,817)
MXN	10,009,000	BNP Paribas SA	10/02/15	591,234	843

				3,281,238	31,174

EUR	1,851,000	Credit Suisse International	10/16/15	2,043,374	25,357
EUR	961,000	Credit Suisse International	10/30/15	1,081,807	(7,536)
INR	78,012,690	Credit Suisse International	12/18/15	1,191,761	(18,895)
JPY	180,983,000	Credit Suisse International	10/02/15	1,509,871	(1,239)
TWD	10,873,840	Credit Suisse International	10/02/15	330,452	(216)
TWD	10,873,840	Credit Suisse International	10/02/15	327,525	2,711

				6,484,790	182

43

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy (Continued)
EUR	1,098,000	Deutsche Bank AG	10/15/15	$1,256,586	$(29,448)
MXN	9,992,000	Deutsche Bank AG	10/02/15	590,195	876

				1,846,781	(28,572)

EUR	1,279,000	JP Morgan Chase Bank	10/16/15	1,412,323	17,125
JPY	328,393,000	JP Morgan Chase Bank	10/01/15	2,743,444	(6,037)

				4,155,767	11,088

				$15,768,576	$13,872

Contracts to Deliver
BRL	2,417,070	BNP Paribas SA	10/01/15	$587,066	$(22,612)
BRL	2,417,070	BNP Paribas SA	10/01/15	678,000	68,322
BRL	4,410,000	BNP Paribas SA	10/16/15	1,220,457	113,570
BRL	2,396,000	BNP Paribas SA	11/13/15	585,747	(9,943)
JPY	180,065,000	BNP Paribas SA	10/01/15	1,443,084	(57,895)
JPY	192,743,000	BNP Paribas SA	10/15/15	1,612,399	5,500
JPY	150,623,000	BNP Paribas SA	10/29/15	1,246,195	(9,766)
JPY	210,000,000	BNP Paribas SA	11/10/15	1,754,034	2,705
JPY	179,808,000	BNP Paribas SA	11/13/15	1,501,422	1,828
JPY	410,000,000	BNP Paribas SA	11/24/15	3,422,713	2,865
MXN	10,009,000	BNP Paribas SA	10/02/15	610,957	18,880
MXN	9,891,000	BNP Paribas SA	11/20/15	581,926	(859)
MXN	8,260,000	BNP Paribas SA	02/18/16	482,778	(497)

				15,726,778	112,098

BRL	10,450	Brown Brothers & Harriman Co.	10/01/15	2,520	(116)
BRL	57,543	Brown Brothers & Harriman Co.	10/02/15	14,364	(151)

				16,884	(267)

EUR	961,000	Credit Suisse International	10/30/15	1,077,454	3,183
IDR	8,830,040,000	Credit Suisse International	10/30/15	610,864	14,567
IDR	9,508,052,000	Credit Suisse International	11/18/15	659,000	23,478
INR	78,012,690	Credit Suisse International	12/18/15	1,165,551	(7,315)
JPY	180,983,000	Credit Suisse International	10/02/15	1,446,707	(61,925)
JPY	178,142,000	Credit Suisse International	11/20/15	1,486,995	1,169
JPY	260,000,000	Credit Suisse International	12/10/15	2,122,380	(47,166)
KRW	1,509,345,000	Credit Suisse International	10/27/15	1,405,349	133,128
MXN	13,892,730	Credit Suisse International	10/29/15	876,071	56,067
MXN	19,784,000	Credit Suisse International	11/05/15	1,167,563	494
MXN	6,945,850	Credit Suisse International	11/27/15	437,044	28,015
MXN	10,380,010	Credit Suisse International	12/24/15	610,122	98
MYR	2,803,268	Credit Suisse International	12/03/15	667,000	31,808
TWD	10,873,840	Credit Suisse International	10/02/15	330,452	216
TWD	10,873,840	Credit Suisse International	10/02/15	344,000	13,764
TWD	10,764,000	Credit Suisse International	11/13/15	322,662	(4,288)

				14,729,214	185,293

44

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
BRL	2,416,425	Deutsche Bank AG	10/15/15	$674,000	$67,298
BRL	1,203,000	Deutsche Bank AG	10/16/15	332,725	30,778
JPY	350,000,000	Deutsche Bank AG	12/21/15	2,900,713	(21,032)
JPY	340,000,000	Deutsche Bank AG	02/10/16	2,747,486	(94,524)
KRW	1,834,295,000	Deutsche Bank AG	10/27/15	1,703,943	157,823
MXN	11,200,000	Deutsche Bank AG	10/01/15	726,527	63,997
MXN	9,992,000	Deutsche Bank AG	10/02/15	609,287	18,216
MXN	25,358,670	Deutsche Bank AG	10/15/15	1,627,904	129,418
MXN	29,956,360	Deutsche Bank AG	11/12/15	1,942,569	176,403
MXN	9,902,000	Deutsche Bank AG	11/19/15	582,522	(957)

				13,847,676	527,420

CLP	453,812,100	Goldman Sachs & Co.	12/11/15	651,000	3,235

JPY	140,000,000	HSBC Bank USA	10/05/15	1,139,629	(27,416)
JPY	139,578,000	HSBC Bank USA	11/06/15	1,161,403	(2,574)
JPY	350,000,000	HSBC Bank USA	11/16/15	2,818,035	(101,061)
JPY	330,000,000	HSBC Bank USA	11/30/15	2,739,958	(12,804)
MXN	8,300,000	HSBC Bank USA	12/10/15	483,444	(4,846)
MXN	6,910,000	HSBC Bank USA	01/07/16	401,522	(4,143)
SGD	1,877,000	HSBC Bank USA	10/09/15	1,336,276	17,547

				10,080,267	(135,297)

CNY	10,565,000	JP Morgan Chase Bank	11/27/15	1,608,175	(47,227)
IDR	9,442,099,000	JP Morgan Chase Bank	10/23/15	649,388	10,058
JPY	328,393,000	JP Morgan Chase Bank	10/01/15	2,625,726	(111,681)
JPY	273,125,000	JP Morgan Chase Bank	10/09/15	2,268,914	(7,963)
JPY	280,000,000	JP Morgan Chase Bank	10/13/15	2,333,567	(737)
MXN	16,944,830	JP Morgan Chase Bank	10/01/15	1,110,590	108,228
MXN	4,800,000	JP Morgan Chase Bank	11/12/15	283,256	258

				10,879,616	(49,064)

AUD	558,000	Morgan Stanley & Co.	10/29/15	391,451	366
BRL	4,083,000	Morgan Stanley & Co.	10/16/15	1,129,304	104,493
JPY	149,445,000	Morgan Stanley & Co.	10/08/15	1,206,379	(39,439)
JPY	172,106,000	Morgan Stanley & Co.	11/05/15	1,435,066	(152)
JPY	270,000,000	Morgan Stanley & Co.	01/13/16	2,208,372	(47,164)
KRW	1,875,349,000	Morgan Stanley & Co.	12/11/15	1,563,703	(14,928)
MXN	10,380,010	Morgan Stanley & Co.	01/07/16	609,819	439
SGD	940,000	Morgan Stanley & Co.	11/06/15	657,696	(2,065)

				9,201,790	1,550

				$75,133,225	$644,968

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	China Yuan Renminbi
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

MYR Malaysian Ringgit

SGD Singapore Dollar

TWD Taiwan Dollar

45

Notes to Consolidated Financial Statements (Continued)

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at September 30, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Topix Index	12/10/15	1	$117,659	$1,581
Euro Stoxx 50 Index	12/18/15	104	3,592,038	(88,246)
Stoxx Europe 600 Index	12/18/15	120	2,323,074	(25,984)

				$(112,649)

Futures Contracts — Short
Yen Denom Nikkei	12/10/15	(7)	$(510,420)	$15,336
FTSE 100 Index	12/18/15	(2)	(182,089)	2,860
Mini MSCI	12/18/15	(74)	(2,927,070)	28,579
Russell 2000 Mini Index	12/18/15	(44)	(4,821,960)	220,174
S&P 500 E Mini Index	12/18/15	(183)	(17,464,605)	291,223

				$558,172

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or

46

Notes to Consolidated Financial Statements (Continued)

“swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

47

Notes to Consolidated Financial Statements (Continued)

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap transactions at September 30, 2015. The Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
Centrally Cleared Swaps
	EUR	1,012,731	6/20/20	5.000%	ITRAXX.XO.23.V1 (S&P Rating: B)†	$(20,528)	$74,505	$53,977
	EUR	4,167,000	12/20/20	5.000%	ITRAXX.XO.24.V1 (S&P Rating: B)†	157,648	110,736	268,384
	USD	49,500	6/20/20	5.000%	CDX.NA.HY.24.V2 (S&P Rating: BB)†	(1,774)	3,150	1,376
	USD	3,727,000	6/20/20	1.000%	CDX.NA.IG.24.V1 (S&P Rating: BBB+)†	(33,234)	52,018	18,784
	USD	1,380,000	12/20/20	1.000%	CDX.NA.IG.25.V1 (S&P Rating: BBB+)†	(7,159)	11,712	4,553

						94,953	252,121	347,074

48

Notes to Consolidated Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps*
OTC Swaps
Deutsche Bank AG	PLN	2,028,000	3/17/20	6-Month Poland Warsaw Interbank	2.057%	$3,093	$-	$3,093
Deutsche Bank AG	PLN	676,000	3/19/20	6-Month Poland Warsaw Interbank	2.050%	965	-	965

						4,058	-	4,058

Centrally Cleared Swaps
	USD	5,552,000	3/11/17	0.745%	3-Month USD-LIBOR-BBA	(18,878)	63	(18,815)
	USD	16,480,000	3/11/17	1.029%	3-Month USD-LIBOR-BBA	(98,575)	-	(98,575)
	USD	8,320,000	4/07/17	0.768%	3-Month USD-LIBOR-BBA	(17,310)	100	(17,210)
	USD	33,780,000	4/07/17	1.081%	3-Month USD-LIBOR-BBA	(229,360)	-	(229,360)
	USD	6,740,000	3/11/20	1.877%	3-Month USD-LIBOR-BBA	169,225	-	169,225
	USD	3,460,000	9/11/22	1.952%	3-Month USD-LIBOR-BBA	(56,119)	-	(56,119)
	USD	13,830,000	9/28/23	3-Month USD-LIBOR-BBA	2.705%	37,564	-	37,564
	USD	7,320,000	4/07/25	3-Month USD-LIBOR-BBA	2.220%	154,752	-	154,752
	USD	3,457,500	9/17/25	3-Month USD-LIBOR-BBA	3.045%	52,602	-	52,602
	USD	3,457,500	9/17/25	3-Month USD-LIBOR-BBA	2.990%	44,188	-	44,188
	USD	5,955,423	9/18/25	3-Month USD-LIBOR-BBA	3.031%	20,182	-	20,182

						58,271	163	58,434

Total Return Swaps*
OTC Swaps
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	59,617	-	59,617
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	64,119	-	64,119
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	72,438	-	72,438
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	77,022	-	77,022
BNP Paribas SA	EUR	28	12/15/17	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(285)	-	(285)
BNP Paribas SA	EUR	27	12/15/17	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(307)	-	(307)
BNP Paribas SA	EUR	14	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(172)	-	(172)
BNP Paribas SA	EUR	27	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(379)	-	(379)
BNP Paribas SA	EUR	15	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(194)	-	(194)

						271,859	-	271,859

Credit Suisse International	USD	181,119	2/08/16	1-Month USD-LIBOR - BBA + 50%	Notional amount at expiration date x Strike Price	(36,291)	-	(36,291)

Deliver	Receive	Expiration Date	Counterparty	(Buy)/Sell	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Currency Swaps
OTC Swaps
134,750,000 JPY	1,119,785 USD	3/15/17	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 1.23%	$10,267	$-	$10,267

49

Notes to Consolidated Financial Statements (Continued)

EUR	Euro
JPY	Japanese Yen
PLN	Polish Zloty
USD	U.S. Dollar
*	Collateral for swap agreements held by Citibank N.A. amounted to $1,134,880 in cash at September 30, 2015. A portion of the cash collateral received from Bank of America N.A., Credit Suisse International, Deutsche Bank AG, and Goldman Sachs & Co., in the amount $500,000, $510,000, $330,000, and $500,000, respectively, was related to swap agreements at September 30, 2015.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs

50

Notes to Consolidated Financial Statements (Continued)

will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund had the following open written option contracts at September 30, 2015. The Fund’s current exposure to a counterparty is the fair value of the contract.

51

Notes to Consolidated Financial Statements (Continued)

OTC Counterparty	Units		Expiration Date	Description	Premiums Received	Value
	7		10/16/15	Aetna, Inc., Call, Strike 130.00	$2,931	$77
	1		10/16/15	Amazon.com, Inc., Call, Strike 540.00	1,148	440
	16		10/16/15	Goodyear Tire & Rubber Co., Put, Strike 28.00	1,563	816
	1		10/16/15	Google, Inc., Put, Strike 615.00	2,209	2,470
	2		12/18/15	Google, Inc., Put, Strike 600.00	2,769	4,080
	20		1/15/16	Molson Coors Brewing Co., Put, Strike 65.00	6,324	2,200
	42		12/18/15	Philip Morris International, Inc., Call, Strike 85.00	8,312	3,486
	14		12/18/15	Salesforce.com, Inc., Call, Strike 80.00	2,323	1,540
	14		12/18/15	Salesforce.com, Inc., Put, Strike 67.50	4,297	5,740
Bank of America N.A.	37		8/17/16	Ibovespa Index, Call, Strike 60,785.00	29,600	12,449
Bank of America N.A.	86		8/17/16	Ibovespa Index, Call, Strike 63,004.60	58,404	20,607
Bank of America N.A.	4,898		10/16/15	Russell 2000 Index, Put, Strike 1,025.00	29,388	17,861
Bank of America N.A.	115,586		12/11/15	Topix Index, Put, Strike 1,525.00	25,214	131,438
Barclays Bank PLC	5,123		1/15/16	Mylan, Inc., Put, Strike 60.00	15,369	103,869
Barclays Bank PLC	1,000		1/15/16	Valeant Pharmaceuticals International, Inc., Call, Strike 240.00	15,650	3,050
BNP Paribas SA	35		2/17/16	Ibovespa Index, Call, Strike 51,000.00	23,468	16,548
BNP Paribas SA	1,606		10/16/15	S&P 500 Index, Put, Strike 1,800.00	30,514	15,337
Citibank N.A.	33,100		1/15/16	Abbot Laboratories, Call, Strike 55.00	15,789	1,159
Citibank N.A.	130,900		1/15/16	Pfizer, Inc., Call, Strike 37.50	51,051	17,635
Citibank N.A.	40,639		1/15/16	Prudential Financial, Inc., Call, Strike 105.00	105,661	10,973
Citibank N.A.	5,800		9/21/16	Taiwan TWSE Index, Put, Strike 8,100.70	97,721	137,826
Citibank N.A.	5,276		9/21/16	Taiwan TWSE Index, Put, Strike 8,691.29	90,578	170,624
Citibank N.A.	234,775		12/11/15	Topix Index, Put, Strike 1,535.00	52,965	281,948
Citibank N.A.	234,775		12/11/15	Topix Index, Call, Strike 1,800.00	47,721	2,076
Citibank N.A.	343,668		3/11/16	Topix Index, Put, Strike 1,485.00	83,068	378,421
Citibank N.A.	109,993		6/10/16	Topix Index, Put, Strike 1,475.00	67,532	137,208
Citibank N.A.	109,993		6/10/16	Topix Index, Put, Strike 1,500.00	74,026	151,563
Citibank N.A.	11,586		1/15/16	Twitter, Inc., Put, Strike 30.00	43,795	57,640
Citibank N.A.	6,098		1/15/16	United Continental Holdings, Inc., Call, Strike 60.00	48,479	11,525
Credit Suisse International	3,403		10/16/15	S&P 500 Index, Put, Strike 1,790.00	59,553	26,203
Deutsche Bank AG	33,244		1/15/16	Activision Blizzard, Inc., Call, Strike 24.00	27,593	236,032
Deutsche Bank AG	51,435		5/20/16	Bank of New York Mellon Corp., Call, Strike 51.25	34,976	12,108
Deutsche Bank AG	190		9/21/18	Euro STOXX 50 Index, Put, Strike 2,586.07	69,380	62,509
Deutsche Bank AG	37,433		11/20/15	Freeport-McMoran Copper & Gold Inc., Call, Strike 15.00	15,348	4,118
Deutsche Bank AG	13,606		3/18/16	General Electric Co., Put, Strike 23.00	20,953	13,130
Deutsche Bank AG	6,808		5/20/16	Gilead Sciences, Inc., Call, Strike 107.50	43,637	45,165
Deutsche Bank AG	6,808		5/20/16	Gilead Sciences, Inc., Put, Strike 90.00	55,485	50,379
Deutsche Bank AG	12,300		5/20/16	Goldman Sachs Group, Inc., Call, Strike 245.00	41,328	4,405
Deutsche Bank AG	68,581		5/20/16	KeyCorp, Call, Strike 17.90	21,260	16,505
Deutsche Bank AG	51,435		5/20/16	Morgan Stanley, Call, Strike 46.00	41,148	17,520
Deutsche Bank AG	51,400		5/20/16	SunTrust Banks, Inc., Call, Strike 51.75	28,270	13,463
Deutsche Bank AG	13,700		5/20/16	Teva Pharmaceutical Industries Ltd., Call, Strike 73.00	19,498	9,157
Deutsche Bank AG	13,700		5/20/16	Teva Pharmaceutical Industries Ltd., Put, Strike 55.00	45,059	65,571
Deutsche Bank AG	51,435		5/20/16	Wells Fargo & Co., Call, Strike 66.00	32,918	11,298
Goldman Sachs & Co.	92,500		1/15/16	Bank of America Corp., Call, Strike 19.00	42,245	9,171
Goldman Sachs & Co.	13,734		3/18/16	Baxter International, Inc., Call, Strike 82.00	6,455	5,998
Goldman Sachs & Co.	43,000		1/15/16	Citigroup, Inc., Call, Strike 57.50	65,038	20,855
Goldman Sachs & Co.	29		8/17/16	Ibovespa Index, Call, Strike 63,000.00	20,355	6,954
Goldman Sachs & Co.	41,520,000	*	11/24/15	Interest Rate Swaption USD 5 Year Call, Strike 1.25	93,420	75,834

52

Notes to Consolidated Financial Statements (Continued)

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
Goldman Sachs & Co.	17,193	4/15/16	Johnson & Johnson, Call, Strike 113.00	$20,632	$6,933
Goldman Sachs & Co.	33,100	1/15/16	JP Morgan Chase & Co., Call, Strike 66.00	41,272	36,723
Goldman Sachs & Co.	66,266	1/15/16	Merck & Co., Inc., Call, Strike 65.00	64,941	4,307
Goldman Sachs & Co.	52,375	1/15/16	MetLife, Inc., Call, Strike 67.50	39,281	1,866
Goldman Sachs & Co.	14,480	3/09/18	Nikkei 225 Index, Put, Strike 17,974.04	209,255	340,043
Goldman Sachs & Co.	5,400	12/16/16	Taiwan TWSE Index, Put, Strike 8,868.97	102,600	212,080
Morgan Stanley & Co.	1,772	12/18/15	Delta Air Lines, Inc., Call, Strike 54.00	1,187	681
Morgan Stanley & Co.	1,772	12/18/15	Delta Air Lines, Inc., Put, Strike 43.00	2,800	3,872
Morgan Stanley & Co.	40	2/17/16	Ibovespa Index, Call, Strike 51,500.00	23,692	17,251
Morgan Stanley & Co.	11,230	1/15/16	Ingersoll-Rand PLC, Put, Strike 56.00	21,541	73,336
Morgan Stanley & Co.	1,181,745	12/11/15	MSCI Custom Index, Put, Strike 128.68	104,540	87,088
Morgan Stanley & Co.	304,626	12/11/15	MSCI Custom Index, Put, Strike 137.22	28,318	18,822
Morgan Stanley & Co.	116,800	6/10/16	Topix Index, Put, Strike 1,450.00	59,867	131,462
Morgan Stanley & Co.	818	12/18/15	United Continental Holdings, Inc., Call, Strike 70.00	941	184
Morgan Stanley & Co.	818	12/18/15	United Continental Holdings, Inc., Put, Strike 55.00	1,841	4,049

				$2,544,496	$3,345,678

*	Notional amount.

Transactions in written option contracts during the period ended September 30, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	31,104,933	$2,676,475
Options written	293,353,458	4,541,883
Options terminated in closing purchase transactions	(223,258,679)	(3,727,825)
Options expired	(55,657,644)	(303,611)
Options exercised	(253,801)	(642,426)

Options outstanding at September 30, 2015	45,288,267	$2,544,496

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying investments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities.

Structured securities may be highly volatile and their use by the Fund may not be successful. The terms of a structured security may create investment leverage. Structured securities are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

53

Notes to Consolidated Financial Statements (Continued)

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2015, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

54

Notes to Consolidated Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, To-Be-Announced, and Standby Commitment Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

The Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, the Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

55

Notes to Consolidated Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MML Advisers out of the advisory fee previously disclosed above.

56

Notes to Consolidated Financial Statements (Continued)

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period. The amount of the reduction to the Fund’s advisory fee is reflected within expenses waived on the Consolidated Statement of Operations.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund Fees and Expenses#, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through March 31, 2016 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

57

Notes to Consolidated Financial Statements (Continued)

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2015 was 6.8%.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended September 30, 2015, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$102,072,835	$391,836,518	$104,485,127	$387,108,569

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount

Class I*
Sold	3,148,689	$34,523,264	53,738,422	$651,978,089
Issued as reinvestment of dividends	1,347,287	14,079,148	5,952,446	65,213,177
Redeemed	(3,006,867)	(32,807,789)	(2,704,342)	(32,163,436)

Net increase (decrease)	1,489,109	$15,794,623	56,986,526	$685,027,830

Class R5
Sold	60,337	$664,466	2,021,022	$23,997,706	2,963,542	$34,109,551
Issued as reinvestment of dividends	16,217	171,416	141,441	1,567,140	2,397,562	27,852,216
Redeemed	(554,638)	(6,046,921)	(53,367,656)	(646,000,618)	(3,971,311)	(45,746,738)

Net increase (decrease)	(478,084)	$(5,211,039)	(51,205,193)	$(620,435,772)	1,389,793	$16,215,029

58

Notes to Consolidated Financial Statements (Continued)

	Period Ended September 30, 2015+		Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount	Shares	Amount
Service Class
Sold	778,263	$8,597,894	98,672	$1,169,079	343,453	$3,822,784
Issued as reinvestment of dividends	35,405	368,919	111,814	1,223,660	43,995	510,619
Redeemed	(381,743)	(4,190,904)	(121,139)	(1,434,706)	(891,862)	(10,250,882)

Net increase (decrease)	431,925	$4,775,909	89,347	$958,033	(504,414)	$(5,917,479)

Administrative Class
Sold	80,637	$904,987	130,207	$1,578,608	151,663	$1,777,648
Issued as reinvestment of dividends	30,886	330,793	156,199	1,758,504	66,548	791,635
Redeemed	(291,771)	(3,300,010)	(333,243)	(4,040,235)	(752,815)	(8,734,879)

Net increase (decrease)	(180,248)	$(2,064,230)	(46,837)	$(703,123)	(534,604)	$(6,165,596)

Class A
Sold	188,169	$2,057,533	257,852	$3,052,045	315,791	$3,603,787
Issued as reinvestment of dividends	19,363	200,411	83,643	912,593	31,738	366,784
Redeemed	(330,447)	(3,489,499)	(283,509)	(3,302,747)	(157,666)	(1,794,167)

Net increase (decrease)	(122,915)	$(1,231,555)	57,986	$661,891	189,863	$2,176,404

Class R4*
Sold	291,984	$3,197,557	8,534	$100,100
Issued as reinvestment of dividends	6,389	66,066	973	10,583
Redeemed	(43,513)	(466,849)	-	-

Net increase (decrease)	254,860	$2,796,774	9,507	$110,683

Class R3*
Sold	273,360	$2,945,761	8,544	$100,200
Issued as reinvestment of dividends	3,816	39,379	956	10,394
Redeemed	(27,429)	(300,529)	-	-

Net increase (decrease)	249,747	$2,684,611	9,500	$110,594

*	Class commenced operations on April 1, 2014.
+	For the period January 1, 2015 through September 30, 2015.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended September 30, 2015, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the period ended September 30, 2015.

6.	Federal Income Tax Information

At September 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$683,569,450	$31,591,394	$(68,807,907)	$(37,216,513)

59

Notes to Consolidated Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2015, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$4,745,118	$10,685,699	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$21,619,795	$49,607,906	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$17,082,033	$12,637,227	$ -

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2015, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends, defaulted bond accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences)	Unrealized Appreciation (Depreciation)
$9,817,530	$29,033,683	$(93,855)	$(37,639,898)

60

Notes to Consolidated Financial Statements (Continued)

During the period ended September 30, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

Pain-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(319,997)	$(787,627)	$1,107,624

The Fund did not have any unrecognized tax benefits at September 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the period ended September 30, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In May 2015, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”) to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. Management is currently evaluating the implications of these changes and their impact to the financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to September 30, 2015, through the date when the consolidated financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2015, and the related consolidated statement of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014, the consolidated statements of changes in net assets for the nine months ended September 30, 2015 and for each of the two years in the period ended December 31, 2014, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Select BlackRock Global Allocation Fund and subsidiary as of September 30, 2015, the results of their operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014, the changes in their net assets for the nine months ended September 30, 2015 and for each of the two years in the period ended December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 25, 2015

62

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2015; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1996	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 67	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	92	Director (2011-2015), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 61	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

63

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 73	Trustee	Since 1996	Retired.	130***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 64	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation.	92	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

64

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 70	Trustee	Since 2003	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 60	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	92

65

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 49	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

66

Federal Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates $6,220,608 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2015.

67

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2015, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), approved a renegotiated subadvisory agreement with BlackRock for the Fund, which is based on the new form of subadvisory agreement previously presented to the Trustees (“Renegotiated Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Renegotiated Subadvisory Agreement (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Renegotiated Subadvisory Agreement, the Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) BlackRock and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that BlackRock will provide under the Renegotiated Subadvisory Agreement.

Prior to the votes being taken to approve the Renegotiated Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Renegotiated Subadvisory Agreement, including the anticipated level of MML Advisers’ oversight of the Fund and the subadvisory process; and (ii) the terms of the Renegotiated Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interest of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Renegotiated Subadvisory Agreement.

The Renegotiated Subadvisory Agreement became effective on September 1, 2015.

68

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2015:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	0.79%	$938.40	$3.84	$1,021.10	$4.00
Class R5	1,000	0.89%	938.30	4.32	1,020.60	4.51
Service Class	1,000	0.99%	937.40	4.81	1,020.10	5.01
Administrative Class	1,000	1.09%	937.30	5.29	1,019.60	5.52
Class A	1,000	1.34%	936.20	6.50	1,018.40	6.78
Class R4	1,000	1.24%	936.10	6.02	1,018.90	6.28
Class R3	1,000	1.49%	935.10	7.23	1,017.60	7.54

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2015, multiplied by the average account value over the period, multiplied by 183 number of days in the period, divided by 365 number of days in the year, unless stated otherwise.

69

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38044-00

Item 2. Code of Ethics.

As of September 30, 2015, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2015, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014 were $1,124,519 and $1,157,661, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014 were $97,146 and $180,169, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the 9-month period ended September 30, 2015 and the fiscal year ended December 31, 2014 were $627,191 and $2,019,069, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/25/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/25/15

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 11/25/15